                       COLUMBIA TAX-EXEMPT INSURED FUND
                        COLUMBIA MUNICIPAL INCOME FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Tax-Exempt Insured Fund, a series of Columbia Funds Series Trust I, and Columbia Municipal Income Fund, a series of Columbia Funds Series Trust, into Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special joint meeting of shareholders to be held on September 6, 2006.

   The proposed mergers are two of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment advisor to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the mergers to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger of your Fund be approved and other conditions to the merger be satisfied, your current investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of Columbia Tax-Exempt Insured Fund and Columbia Municipal Income Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares will receive Class A shares of the Acquiring
Fund). More information on the specific details of and reasons for the mergers is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Christopher L. Wilson
                                          President and Chief Executive Officer
                                          Columbia Funds Series Trust I
                                          Columbia Funds Series Trust

July 10, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 6, 2006

                       COLUMBIA TAX-EXEMPT INSURED FUND
                   A Series of Columbia Funds Series Trust I

                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

                                      and

                        COLUMBIA MUNICIPAL INCOME FUND
                    A Series of Columbia Funds Series Trust

                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

To the shareholders of Columbia Tax-Exempt Insured Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Tax-Exempt Insured Fund (the "Tax-Exempt Insured Fund"), a series of Columbia Funds Series Trust I, will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Tax-Exempt Insured Fund to, and the assumption of all of the liabilities of the Tax-Exempt Insured Fund by, Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Tax-Exempt Insured Fund in complete liquidation of the Tax-Exempt Insured Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

To the shareholders of Columbia Municipal Income Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Municipal Income Fund (the "Municipal Income Fund"), a series of Columbia Funds Series Trust, will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Municipal Income Fund to, and the assumption of all of the liabilities of the Municipal Income Fund by, Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Municipal Income Fund in complete liquidation of the Municipal Income Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of each of the Tax-Exempt Insured Fund and the Municipal Income Fund at the close of business on June 14, 2006 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                          By Order of the Boards of Trustees,

                                          James R. Bordewick, Jr, Secretary

July 10, 2006

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                                                 Filed pursuant to Rule 497(b).
                                                           File no. 333-134446.

                          PROSPECTUS/PROXY STATEMENT
                                 June 26, 2006

                 Acquisition of the Assets and Liabilities of

                       COLUMBIA TAX-EXEMPT INSURED FUND

                       c/o Columbia Funds Series Trust 1
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

                                      and

                        COLUMBIA MUNICIPAL INCOME FUND

                        c/o Columbia Funds Series Trust
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

                       by and in Exchange for Shares of

                           COLUMBIA TAX-EXEMPT FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

TABLE OF CONTENTS

I.Questions and Answers Regarding Approval of the Mergers...................   3
II.Proposal--Merger of the Tax-Exempt Insured Fund into the Acquiring Fund..  17
    The Proposal............................................................  17
    Principal Investment Risks..............................................  17
    Information about the Merger............................................  18
III.Proposal--Merger of the Municipal Income Fund into the Acquiring Fund...  23
    The Proposal............................................................  23
    Principal Investment Risks..............................................  23
    Information about the Merger............................................  24
IV.General..................................................................  29
    Information about the Mergers...........................................  29
    Voting Information......................................................  31
    Information about Proxies and the Conduct of the Meeting................  31
Appendix A--Forms of Agreement and Plan of Reorganization................... A-1
Appendix B--Fund Information................................................ B-1
Appendix C--Capitalization.................................................. C-1
Appendix D--Information Applicable to the Acquiring Fund.................... D-1
Appendix E--Financial Highlights for the Acquiring Fund..................... E-1
Appendix F--Comparison of Organizational Documents.......................... F-1

   This prospectus/proxy statement (the "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 10, 2006.

   This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposals:

                                                                                          To be voted on by
Proposal                                                                                  shareholders of:
--------                                                                                 -------------------
Proposal: Approval of the Agreement and Plan of Reorganization, dated as of July 3,      Columbia Tax-Exempt
2006, with respect to the proposed acquisition of Columbia Tax-Exempt Insured Fund          Insured Fund
(the "Tax-Exempt Insured Fund" or an "Acquired Fund"), a series of Columbia Funds
Series Trust I ("Trust I"), by Columbia Tax-Exempt Fund (the "Acquiring Fund"), a
series of Trust I (an "Agreement and Plan of Reorganization").

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of July 3,      Columbia Municipal
2006, with respect to the proposed acquisition of Columbia Municipal Income Fund             Income Fund
(the "Municipal Income Fund" or an "Acquired Fund"), a series of Columbia Funds
Series Trust ("Series Trust"), by the Acquiring Fund, a series of Trust I (an "Agreement and Plan of Reorganization").

   These proposals will be considered by shareholders of the Acquired Funds at a special joint meeting of shareholders of the Acquired Funds (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreements and Plans of Reorganization contemplate transactions in which an Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to each such transaction as a "Merger." The Acquired Funds and the Acquiring Fund are referred to herein collectively as the "Funds" (or individually as a "Fund"). Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   Although the Trustees are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its merger, but shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the merger of the first Acquired Fund will take place as described in this Prospectus/Proxy Statement.

   The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and by pursuing opportunities for long-term appreciation. Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in tax-exempt bonds. (Bonds subject to the alternative minimum tax are not counted for purposes of this 80% test.) Under normal market conditions, the Acquiring Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means they are rated at least BBB (or
Baa) by a nationally recognized rating agency. If the applicable Agreement and Plan of Reorganization is approved by the shareholders of an Acquired Fund and the Merger is consummated, such Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of such Acquired Fund would receive Class A shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by such Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated June 26, 2006, relating to this Prospectus/Proxy Statement.

For the Tax-Exempt Insured Fund only:

  . The Prospectus of the Tax-Exempt Insured Fund dated March 27, 2006, as supplemented.

  . The Statement of Additional Information of the Tax-Exempt Insured Fund dated March 27, 2006, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Tax-Exempt Insured Fund dated November 30, 2005.

For the Municipal Income Fund only:

  . The Prospectuses of the Municipal Income Fund dated November 1, 2005, as supplemented.

  . The Statement of Additional Information of the Municipal Income Fund dated August 1, 2005, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Municipal Income Fund dated March 31, 2006.

   The Acquired Funds previously have sent their annual reports to their shareholders. For a free copy of an Acquired Fund's annual report or any of the documents listed above, call 1-866-233-2079, or write to the applicable Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds' Internet site at www.columbiafunds.com. Text-only versions of an Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

   The following questions and answers provide an overview of key features of the Mergers and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about a Merger, please call 1-866-233-2079.

1. What Mergers are being proposed?

   The Board of Trustees of each Acquired Fund (the "Trustees") is recommending that such Acquired Fund be merged into the Acquiring Fund. This means that each Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger relating to an Acquired Fund is approved and completed, shareholders of such Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Mergers currently are scheduled to take place late in the third quarter of 2006.

2. Why are the Mergers being proposed?

   The Trustees of each Acquired Fund recommend approval of its Merger because each Merger offers shareholders of an Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and principal investment strategies, except that the Acquiring Fund may invest in junk bonds to a greater extent than the Acquired Funds. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Mergers, the Trustees of each Acquired Fund also considered that, based on estimated expense ratios, shareholders of each class of such Acquired Fund, after its Merger, are expected to experience total operating expense ratios that are lower than the total operating expense ratios of such shareholders' current share class.

   Please review "Reasons for the Merger and Trustees' Considerations" in Sections II and III of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees of each Acquired Fund.

3. How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Mergers?

   The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Mergers. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund's most recent fiscal year (ended November 30, 2005 for the Tax-Exempt Insured Fund and the Acquiring Fund and ended March 31, 2006 for the Municipal Income Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to one, the other or both of the proposed Mergers and are based on pro forma combined net assets as of November 30, 2005.

   Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Mergers, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Mergers will continue to apply.

   Based on the expense ratios shown below, the total expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the total expense ratio of each corresponding class of shares of each Acquired Fund.

   If the Merger of the Tax-Exempt Insured Fund into the Acquiring Fund occurs, Merger expenses will be allocated to the Tax-Exempt Insured Fund, which will reduce the Tax-Exempt Insured Fund's net asset value prior to the closing of the Merger (by approximately $0.007 per share based on shares outstanding as of November 30, 2005). If the Merger of the Municipal Income Fund into the Acquiring Fund occurs, Merger expenses will be allocated to the Municipal Income Fund, which will reduce the Municipal Income Fund's net asset value prior to the closing of the Merger (by approximately $0.002 per share based on shares outstanding as of November 30, 2005). Based on the expense ratios shown below, it is projected that, after the Merger, shareholders of each Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Tax-Exempt Insured Fund until approximately nine months after the Merger. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Municipal Income Fund until approximately seven months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees
(paid directly from shareholder's investment)

Columbia Tax-Exempt Insured Fund/(1)/

                                                                   Class A    Class B    Class C
                                                                  -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a percentage of
  offering price)................................................  4.75       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a
  percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00
Redemption fee (%) (as a percentage of the amount redeemed, if
  applicable)....................................................   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Columbia Municipal Income Fund/(1)/

                                                              Class A   Class B Class C Class Z
                                                             -------    ------- ------- -------
Maximum sales charge (load) on purchases (%) (as a
  percentage of offering price).............................  4.75       0.00    0.00    0.00
Maximum deferred sales charge (load) on redemptions (%) (as
  a percentage of the lesser of purchase price or redemption
  price)....................................................  1.00/(2)/  5.00    1.00    0.00

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

Columbia Tax-Exempt Fund/(1)/

                                                              Class A    Class B    Class C    Class Z
                                                             -------    -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a
  percentage of offering price).............................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as
  a percentage of the lesser of purchase price or redemption
  price)....................................................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a percentage of the amount redeemed,
  if applicable)............................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Columbia Tax-Exempt Fund/(1)/
(pro forma combined)

                                                                   Class A    Class B    Class C    Class Z
                                                                  -------    -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a
  percentage of offering price)..................................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a
  percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a percentage of the amount redeemed,
  if applicable).................................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

Columbia Tax-Exempt Insured Fund

                                                Class A Class B  Class C
                                                ------- ------- -------
      Management fee (%)/(1)/..................  0.49    0.49    0.49
      Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(2)/
      Other expenses (%)/(3)/..................  0.20    0.20    0.20
                                                 ----    ----    ----
      Total annual fund operating expenses (%).  0.89    1.64    1.64/(2)/

--------
(1)The Tax-Exempt Insured Fund's investment advisor has implemented a breakpoint schedule for the Tax-Exempt Insured Fund's investment advisory fees. The investment advisory fees charged to the Tax-Exempt Insured Fund will decline as Fund assets grow and will continue to be based on a percentage of the Tax-Exempt Insured Fund's average daily assets. The breakpoint schedule for the Tax-Exempt Insured Fund is as follows: 0.55% for assets under $500 million; 0.50% for assets of $500 million but less than $1 billion; 0.47% for assets of $1 billion but less than $1.5 billion; 0.44% for assets of $1.5 billion but less than $3 billion; 0.43% for assets of $3 billion but less than $6 billion; and 0.42% in excess of $6 billion.
(2)The distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares of the Tax-Exempt Insured Fund. If this waiver were reflected in the table, the 12b-1 fee for Class C shares of the Tax-Exempt Insured Fund would be 0.65% and total annual fund operating expenses would be 1.34%. This arrangement may be modified or terminated by the distributor at any time.
(3)Other expenses of the Tax-Exempt Insured Fund have been restated to reflect contractual changes to the pricing and bookkeeping fees and transfer agency fees effective November 1, 2005.

Columbia Municipal Income Fund

                                               Class A Class B Class C Class Z
                                               ------- ------- ------- -------
 Management fee (%)/(1)/......................  0.54    0.54    0.54    0.54
 Distribution and service (12b-1) fees (%)....  0.25    1.00    1.00    0.00
 Other expenses (%)...........................  0.06    0.06    0.06    0.06
                                                ----    ----    ----    ----
 Total annual fund operating expenses (%)/(2)/  0.85    1.60    1.60    0.60

--------
(1)The Municipal Income Fund paid an investment advisory fee of 0.40% and an administration fee of 0.14%. The Municipal Income Fund's investment advisor has implemented a breakpoint schedule for the Municipal Income Fund's investment advisory fees. The investment advisory fees charged to the Municipal Income

   Fund will decline as its assets grow and will continue to be based on a percentage of its average daily assets. The breakpoint schedule for the Municipal Income Fund is as follows: 0.41% for assets under $500 million; 0.36% for assets of $500 million but less than $1 billion; 0.33% for assets of $1 billion but less than $1.5 billion; 0.30% for assets of $1.5 billion but less than $3 billion; 0.29% for assets of $3 billion but less than $6 billion; and 0.28% in excess of $6 billion.
(2)The Municipal Income Fund's investment advisor and/or some of its other service providers have agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund's expenses other than distribution or service fees to 0.60% until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007. The investment advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

Columbia Tax-Exempt Fund

                                          Class A Class B  Class C   Class Z/(4)/
                                          ------- ------- -------    -----------
Management fee (%)/(1)/..................  0.49    0.49    0.49         0.49
Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(2)/    0.00
Other expenses (%)/(3)/..................  0.10    0.10    0.10         0.10
                                           ----    ----    ----         ----
Total annual fund operating expenses (%).  0.79    1.54    1.54/(2)/    0.59

--------
(1)The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.55% for assets under $500 million; 0.50% for assets of $500 million but less than $1 billion; 0.47% for assets of $1 billion but less than $1.5 billion; 0.44% for assets of $1.5 billion but less than $3 billion; 0.43% for assets of $3 billion but less than $6 billion; and 0.42% in excess of $6 billion.
(2)The distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares of the Acquiring Fund. If this waiver were reflected in the table, the 12b-1 fee for Class C shares of the Acquiring Fund would be 0.80% and total annual fund operating expenses would be 1.39%. This arrangement may be modified or terminated by the distributor at any time.
(3)Other expenses of the Acquiring Fund have been restated to reflect contractual changes to the pricing and bookkeeping fees and transfer agency fees effective November 1, 2005.
(4)Because Class Z shares of the Acquiring Fund have not been offered for a full calendar year, the expenses provided are estimates based on Class A shares for the most recent fiscal year.

Columbia Tax-Exempt Fund
(pro forma combined, assuming both Mergers are consummated)

                                            Class A Class B  Class C   Class Z
                                            ------- ------- -------    -------
  Management fee (%)/(1)/..................  0.48    0.48    0.48       0.48
  Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(2)/  0.00
  Other expenses (%)/(3)/..................  0.10    0.10    0.10       0.10
                                             ----    ----    ----       ----
  Total annual fund operating expenses (%).  0.78    1.53    1.53/(2)/  0.58

--------
(1)The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.55% for assets under $500 million; 0.50% for assets of $500 million but less than $1 billion; 0.47% for assets of $1 billion but less than $1.5 billion; 0.44% for assets of $1.5 billion but less than $3 billion; 0.43% for assets of $3 billion but less than $6 billion; and 0.42% in excess of $6 billion.

(2)The distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares of the Acquiring Fund. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.65% and total annual fund operating expenses would be 1.23%. This arrangement may be modified or terminated by the distributor at any time.
(3)Other expenses of the Acquiring Fund have been restated to reflect contractual changes to the pricing and bookkeeping fees and transfer agency fees effective November 1, 2005.

   The number of Mergers that occur will affect the total Annual Fund Operating Expenses of the Acquiring Fund on a pro forma combined basis after the Mergers. The tables below present the pro forma combined Total Annual Fund Operating Expenses assuming in each case that one, but not both, of the Mergers is consummated.

Columbia Tax-Exempt Fund
(pro forma combined, assuming the Merger of only the Tax-Exempt Insured Fund is consummated)

                                            Class A Class B  Class C   Class Z
                                            ------- ------- -------    -------
  Management fee (%)/(1)/..................  0.49    0.49    0.49       0.49
  Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(2)/  0.00
  Other expenses (%)/(3)/..................  0.10    0.10    0.10       0.10
                                             ----    ----    ----       ----
  Total annual fund operating expenses (%).  0.79    1.54    1.54/(2)/  0.59

--------
(1)The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.55% for assets under $500 million; 0.50% for assets of $500 million but less than $1 billion; 0.47% for assets of $1 billion but less than $1.5 billion; 0.44% for assets of $1.5 billion but less than $3 billion; 0.43% for assets of $3 billion but less than $6 billion; and 0.42% in excess of $6 billion.
(2)The Acquiring Fund distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.65% and total annual fund operating expenses would be 1.24%. This arrangement may be modified or terminated by the distributor at any time.
(3)Other expenses of the Acquiring Fund have been restated to reflect contractual changes to the pricing and bookkeeping fees and transfer agency fees effective November 1, 2005.

Columbia Tax-Exempt Fund
(pro forma combined, assuming the Merger of only the Municipal Income Fund is consummated)

                                            Class A Class B  Class C   Class Z
                                            ------- ------- -------    -------
  Management fee (%)/(1)/..................  0.48    0.48    0.48       0.48
  Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(2)/  0.00
  Other expenses (%)/(3)/..................  0.10    0.10    0.10       0.10
                                             ----    ----    ----       ----
  Total annual fund operating expenses (%).  0.78    1.53    1.53/(2)/  0.58

--------
(1)The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.55% for assets under $500 million; 0.50% for assets of $500 million but less than $1 billion; 0.47% for assets of $1 billion but less than $1.5 billion; 0.44% for assets of $1.5 billion but less than $3 billion; 0.43% for assets of $3 billion but less than $6 billion; and 0.42% in excess of $6 billion.

(2)The distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares of the Acquiring Fund. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.80% and total annual fund operating expenses would be 1.38%. This arrangement may be modified or terminated by the distributor at any time.
(3)Other expenses of the Acquiring Fund have been restated to reflect contractual changes to the pricing and bookkeeping fees and transfer agency fees effective November 1, 2005.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in an Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses tables. The Example Expenses use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  . Conversion of Class B shares to Class A shares after eight years. (Class B shares of the Municipal Income Fund may actually convert on a different schedule, depending on when a shareholder purchased such shares.)

  . With respect to the Municipal Income Fund, the waivers and/or reimbursements shown above expire July 31, 2007.

Example Expenses
(actual costs may be higher or lower)

   Tax-Exempt Insured Fund                   1 Year 3 Years 5 Years 10 Years
   -----------------------                   ------ ------- ------- --------
   Class A..................................  $562   $745   $  945   $1,519
   Class B: did not sell shares.............  $167   $517   $  892   $1,743
            sold all shares at end of period  $667   $817   $1,092   $1,743
   Class C: did not sell shares.............  $167   $517   $  892   $1,944
            sold all shares at end of period  $267   $517   $  892   $1,944

   Municipal Income Fund
   ---------------------
   Class A..................................  $558   $733   $  924   $1,474
   Class B: did not sell shares.............  $163   $505   $  871   $1,699
            sold all shares at end of period  $663   $805   $1,071   $1,699
   Class C: did not sell shares.............  $163   $505   $  871   $1,900
            sold all shares at end of period  $263   $505   $  871   $1,900
   Class Z..................................  $ 61   $192   $  335   $  750

   Columbia Tax-Exempt Fund
   ------------------------
   Class A..................................  $552   $715   $  893   $1,406
   Class B: did not sell shares.............  $157   $486   $  839   $1,632
            sold all shares at end of period  $657   $786   $1,039   $1,632
   Class C: did not sell shares.............  $157   $486   $  839   $1,834
            sold all shares at end of period  $257   $486   $  839   $1,834
   Class Z..................................  $ 60   $189   $  329   $  738

   Columbia Tax-Exempt Fund
   (pro forma combined assuming both Mergers are consummated) 1 Year 3 Years 5 Years 10 Years
   ---------------------------------------------------------- ------ ------- ------- --------
   Class A...................................................  $551   $712   $  888   $1,395
   Class B:          did not sell shares.....................  $156   $483   $  834   $1,621
                     sold all shares at end of period........  $656   $783   $1,034   $1,621
   Class C:          did not sell shares.....................  $156   $483   $  834   $1,824
                     sold all shares at end of period........  $256   $483   $  834   $1,824
   Class Z...................................................  $ 59   $186   $  324   $  726

   The pro forma combined Example Expenses detailed above assume that both Mergers occur. The tables below present the pro forma combined Example Expenses assuming in each case that one, but not both, of the Mergers is consummated.

   Columbia Tax-Exempt Fund (pro forma combined assuming the Merger of only the
   Tax-Exempt Insured Fund is consummated)                                      1 Year 3 Years 5 Years 10 Years
   ---------------------------------------------------------------------------- ------ ------- ------- --------
   Class A.....................................................................  $552   $715   $  893   $1,406
   Class B:                   did not sell shares..............................  $157   $486   $  839   $1,632
                              sold all shares at end of period.................  $657   $786   $1,039   $1,632
   Class C:                   did not sell shares..............................  $157   $486   $  839   $1,834
                              sold all shares at end of period.................  $257   $486   $  839   $1,834
   Class Z.....................................................................  $ 60   $189   $  329   $  738

   Columbia Tax-Exempt Fund (pro forma combined assuming the Merger of only the
   Municipal Income Fund is consummated)
   ----------------------------------------------------------------------------
   Class A.....................................................................  $551   $712   $  888   $1,395
   Class B:                   did not sell shares..............................  $156   $483   $  834   $1,621
                              sold all shares at end of period.................  $656   $783   $1,034   $1,621
   Class C:                   did not sell shares..............................  $156   $483   $  834   $1,824
                              sold all shares at end of period.................  $256   $483   $  834   $1,824
   Class Z.....................................................................  $ 59   $186   $  324   $  726

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

   Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and investment policies of the Funds compare?

   The Tax-Exempt Insured Fund, Municipal Income Fund and the Acquiring Fund generally have similar investment goals and principal investment strategies. The Tax-Exempt Insured Fund and the Acquiring Fund seek as high a level of after-tax total return as is consistent with prudent risk, while the Municipal Income Fund seeks high current income with the potential for principal fluctuation. The Tax-Exempt Insured Fund invests at least 80% of its total assets in bonds that are fully insured as to the payment of interest and principal, while the

Municipal Income Fund and the Acquiring Fund have no similar requirement. Similarly, most of the bonds purchased by the Tax-Exempt Insured Fund will have the highest credit rating, while the Municipal Income Fund may invest up to 10% of its total assets in high yield debt securities and the Acquiring Fund may invest up to 35% of its total assets in bonds rated below investment grade. Under normal market conditions, the Tax-Exempt Insured Fund and the Acquiring Fund both invest at least 80% of their total assets in tax-exempt bonds, while the Municipal Income Fund invests at least 80% of its assets in securities that pay interest exempt from federal income tax. The Municipal Income Fund's average dollar-weighted maturity will be more than seven years under normal circumstances, while the Acquiring Fund and Tax-Exempt Insured Funds may purchase bonds of any maturity.

   The table below shows the investment goal and principal investment strategies of each Fund. The Acquiring Fund does not plan to change its current investment goal and principal investment strategies as a result of the Merger.

                     Columbia Tax-
                  Exempt Insured Fund          Columbia Municipal Income Fund       Columbia Tax-Exempt Fund
                    (Acquired Fund)                   (Acquired Fund)                   (Acquiring Fund)
           --------------------------------- ---------------------------------- ---------------------------------
Investment . The Tax-Exempt Insured          . The Municipal Income             . The Tax-Exempt Fund
Goal          Fund seeks as high a level        Fund seeks high current            seeks as high a level of
              of after-tax total return as      income exempt from                 after-tax total return as is
              is consistent with prudent        federal income tax with            consistent with prudent
              risk, by pursuing current         the potential for principal        risk, by pursuing current
              income exempt from                fluctuation associated             income exempt from
              federal income tax and            with investments in long-          federal income tax and
              opportunities for long-           term municipal securities.         opportunities for long-
              term appreciation.                                                   term appreciation.

Principal  . Under normal market             . Under normal                     . Under normal market
Investment    conditions, the                   circumstances, the                 conditions, the
Strategies    Tax-Exempt Insured                Municipal Income Fund              Tax-Exempt Fund invests
              Fund invests at least 80%         will invest at least 80% of        at least 80% of its total
              of its total assets in            its assets in securities that      assets in tax-exempt
              tax-exempt bonds that are         pay interest exempt from           bonds.
              fully insured as to the           federal income tax.
              payment of interest and                                           . Bonds subject to the
              principal. As an               . The Municipal Income                alternative minimum tax
              alternative to purchasing         Fund may invest up to              will not be counted for
              insured bonds, Columbia           20% of its assets in debt          purposes of the 80% test
              Management may                    securities that are taxable,       described above. Under
              purchase uninsured bonds          including securities that          normal market
              and simultaneously                are subject to the federal         conditions, the
              purchase insurance for            alternative minimum tax.           Tax-Exempt Fund invests
              these bonds. The                  This means that bonds              at least 65% of its total
              remaining 20% of the              subject to the alternative         assets in tax-exempt
              Tax-Exempt Insured                minimum tax will not be            bonds that are rated
              Fund's total assets may           counted for purposes of            investment grade, which
              be invested in uninsured          the 80% test described             means that they are rated
              tax-exempt bonds.                 above.                             at least BBB (or Baa) by
                                                                                   a nationally recognized
                                                                                   rating agency.

           . Bonds subject to                . The Municipal Income             . Columbia Management
              alternative minimum tax           Fund may invest up to              may purchase bonds of
              will not be counted for           10% of its total assets in         any maturity.
              purposes of the 80% test          municipal high yield debt
              described above. Under            securities.

            Columbia Tax-
         Exempt Insured Fund         Columbia Municipal Income Fund       Columbia Tax-Exempt Fund
           (Acquired Fund)                  (Acquired Fund)                   (Acquiring Fund)
  --------------------------------- --------------------------------- ---------------------------------

      normal market                 . The Municipal Income            . The Tax-Exempt Fund
     conditions, the                   Fund may also engage in           may invest up to 35% of
     Tax-Exempt Insured                repurchase, reverse               its total assets in any
     Fund invests all of its           repurchase and forward            combination of the
     assets in tax-exempt              purchase agreements.              following bonds (not
     bonds that are rated              These investments will            including pre-refunded
     investment-grade, which           generally be short-term in        bonds): (i) bonds rated
     means that they are rated         nature and are primarily          below investment grade
     at least BBB (or Baa) by          used to seek to enhance           by a nationally
     a nationally recognized           returns and manage                recognized rating agency
     rating agency. Columbia           liquidity. In addition, the       and (ii) bonds that are not
     Management currently              Municipal Income Fund             rated, provided that the
     anticipates that most of          may use futures, interest         Tax-Exempt Fund's total
     the insured bonds                 rate swaps, total return          investments in unrated
     purchased by the                  swaps, options and other          bonds may not exceed
     Tax-Exempt Insured                derivative instruments to         25% of its total assets.
     Fund will have the                seek to enhance return, to
     highest credit rating given       hedge some of the risks        . The Tax-Exempt Fund
     by a nationally                   of its investments in fixed       may purchase derivative
     recognized rating agency.         income securities or as a         instruments, such as
     Not more than 20% of the          substitute for a position in      futures, options, swap
     Tax-Exempt Insured                the underlying asset.             contracts, and inverse
     Fund's total assets will be                                         floaters, to gain or reduce
     rated BBB or Baa.              . The Municipal Income               exposure to particular
                                       Fund may also invest in           securities or segments of
  . The Tax-Exempt Insured             securities that aren't part       the municipal bond
     Fund may purchase                 of its principal investment       markets. The Tax-Exempt
     derivative instruments,           strategies, but it won't          Fund may use derivatives
     such as futures, options,         hold more than 10% of its         for both hedging and
     swap contracts, and               assets in any one type of         nonhedging purposes,
     inverse floaters, to gain or      these securities.                 such as to adjust the
     reduce exposure to                                                  Tax-Exempt Fund's
     particular securities or       . Normally, the Municipal            sensitivity to changes in
     segments of the                   Income Fund's average             interest rates, or to offset
     municipal bond markets.           dollar-weighted maturity          a potential loss in one
     The Tax-Exempt Insured            will be more than seven           position by establishing
     Fund may use derivatives          years.                            an opposite position. The
     for both hedging and                                                Tax-Exempt Fund
     nonhedging purposes,           . When selecting individual          typically uses derivatives
     such as to adjust the             investments, the portfolio        in an effort to achieve
     Tax-Exempt Insured                manager of the Municipal          more efficiently
     Fund's sensitivity to             Income Fund looks at a            economic exposures
     changes in interest rates,        security's potential to           similar to those it could
     or to offset a potential          generate both income and          have achieved through the
     loss in one position by           price appreciation. The           purchase and sale of
     establishing an opposite          portfolio manager:                municipal securities.
     position. The
     Tax-Exempt Insured                 (i)allocates assets
     Fund typically uses                   among revenue
                                           bonds, general
                                           obligation bonds,
                                           insured bonds and

          Columbia Tax-
       Exempt Insured Fund            Columbia Municipal Income Fund    Columbia Tax-Exempt Fund
         (Acquired Fund)                     (Acquired Fund)                (Acquiring Fund)
  ------------------------------    ----------------------------------- ------------------------

     derivatives in an effort to           pre-refunded bonds
     achieve more efficiently              (bonds that are
     economic exposures                    repaid before their
     similar to those it could             maturity date), based
     have achieved through                 on how they have
     the purchase and sale of              performed in the
     municipal securities.                 past, and on how
                                           they are expected to
                                           perform under
                                           current market
                                           conditions. The
                                           portfolio manager
                                           may change the
                                           allocations when
                                           market conditions
                                           change.

                                        (ii)selects securities
                                            using credit and
                                            structure analysis.
                                            Credit analysis
                                            evaluates the
                                            creditworthiness of
                                            individual issuers.
                                            The portfolio
                                            manager may invest
                                            in securities with
                                            lower credit ratings
                                            if it believes that the
                                            potential for a higher
                                            yield is substantial
                                            compared with the
                                            risk involved, and
                                            that the credit
                                            quality is stable or
                                            improving. Structure
                                            analysis evaluates
                                            the characteristics of
                                            a security, including
                                            its call features,
                                            coupons and
                                            expected timing of
                                            cash flows.

                                        (iii)tries to manage risk
                                             by diversifying the
                                             Municipal Income
                                             Fund's investments
                                             in securities of many
                                             different issuers.

   The Funds' fundamental investment policies are substantially similar. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote. As a matter of fundamental policy, no Fund may:

  . underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

  . purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate. In addition, the Tax-Exempt Insured Fund and the Acquiring Fund may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

  . purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts and options on futures contracts. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts. In addition, the Tax-Exempt Insured Fund and the Acquiring Fund may enter into swap contracts and other financial transactions relating to commodities.

  . purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder and any applicable exemptive relief.

  . make loans, except to the extent permitted by the 1940 Act the rules and regulations thereunder and any applicable exemptive relief.

  . borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) its assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. With respect to the Tax-Exempt Insured Fund and the Acquiring Fund, tax-exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity for purposes of this restriction.

   In addition to the above-listed fundamental investment policies, each of the Tax-Exempt Insured Fund and the Acquiring Fund will, as a matter of fundamental policy, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds and may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. The Municipal Income Fund is subject to a similar non-fundamental policy and will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

   The following highlights the differences in the Funds' non-fundamental investment policies (policies that may be changed without a shareholder vote):

  . Each of the Tax-Exempt Insured Fund and the Acquiring Fund may not purchase securities on margin, but may receive short-term credit to clear securities transactions and may make initial or maintenance deposits in connection with futures transactions. The Municipal Income Fund does not have a similar investment policy.

  . Each of the Tax-Exempt Insured Fund and the Acquiring Fund may not have a short securities position, unless such Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities. The Municipal Income Fund has a similar investment policy, except that it also may sell securities short if it segregates assets in an amount at least equal to the underlying security or asset.

  . Each of the Tax-Exempt Insured Fund and the Acquiring Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Funds. Similarly, the Municipal Income Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. If the Municipal Income Fund is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G), it will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

   In addition to the non-fundamental investment policies discussed above, the Municipal Income Fund is subject to another non-fundamental policy to which the Tax-Exempt Insured Fund and the Acquiring Fund are not subject. The Municipal Income Fund may not make investments for the purpose of exercising control or management (investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in those countries will not be deemed the making of investments for the purpose of exercising control).

   For a complete list of each Fund's investment policies, see each Fund's Statement of Additional Information.

5. What class of Acquiring Fund shares will shareholders receive if a Merger occurs?

   If the Merger of an Acquired Fund occurs, shareholders will receive shares of the Acquiring Fund corresponding to the shares that they currently own in such Acquired Fund (for example, holders of Class A shares of an Acquired Fund will receive Class A shares of the Acquiring Fund). The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares.

   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6. What are the federal income tax consequences of the Mergers?

   The Mergers are expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Funds are expected to recognize a gain or loss directly as a result of the Mergers. However, because a Merger will end the tax year of an Acquired Fund, it may accelerate distributions from such Acquired Fund to shareholders. Specifically, an Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with such Acquired Fund's Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of such Acquired Fund's Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   A portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in the Acquired Funds are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Mergers, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Mergers?

   The Acquiring Fund and the Acquired Funds each will bear a portion of the out-of-pocket expenses associated with the Mergers. Out-of-pocket expenses associated with the Mergers include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Mergers;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Mergers; (3) the legal fees and expenses incurred by the Funds in connection with the Mergers; and (4) the Trustees' fees and out-of-pocket expenses incurred in connection with the Mergers.

   The out-of-pocket expenses of a Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund, which for purposes of this Prospectus/Proxy Statement means that such costs are split between the Acquired Funds based on the number of shareholder accounts). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Mergers to be borne by the Tax-Exempt Insured Fund, the Municipal Income Fund and the Acquiring Fund are approximately $109,466, $94,834 and $52,803, respectively (approximately $.007, $.002 and $.000 per share, respectively, based on shares outstanding as of November 30, 2005), assuming completion of each Merger. Should a Merger fail to occur, Columbia Management will bear all costs associated with such Merger.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of an Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal regarding such Acquired Fund. Each whole share of the Municipal Income Fund is entitled to one vote, and each fractional share of the Municipal Income Fund is entitled to a proportionate fractional vote. Each whole share (or fractional share) of the Tax-Exempt Insured Fund outstanding on June 14, 2006 shall be entitled to a number of votes equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on June 14, 2006 (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

  II. PROPOSAL--MERGER OF THE TAX-EXEMPT INSURED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Tax-Exempt Insured Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Tax-Exempt Insured Fund into the Acquiring Fund.

Principal Investment Risks

   What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Tax-Exempt Insured Fund?

   The principal investment risks associated with the Acquiring Fund and the Tax-Exempt Insured Fund generally are similar because the Funds have identical investment goals. Because the Acquiring Fund, unlike the Tax-Exempt Insured Fund, may invest up to 35% of its assets in junk bonds, however, it is generally subject to greater credit risk. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to credit risk, management risk, interest rate risk, derivatives risk, and the risks associated with lower-rated debt securities and tax-exempt bonds, each of which are described below.

   Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

   Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   Management risk means that the advisor's investment decisions might produce losses or cause a Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. The municipal securities market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal security holders. Because of management and market risk, there is no guarantee that the Funds will achieve its investment goal or perform favorably among comparable funds.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income a Fund receives from them but will affect the value of the Funds' shares. Interest rate risk is generally greater for bonds with longer maturities.

   Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. The bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue sources. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

   Derivatives involve special risks and may result in losses. The Funds may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Funds may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Funds or that the Funds may not be able to fund a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   With respect to the Tax-Exempt Insured Fund, while insurance reduces credit risk by insuring that the Fund will receive payment of principal and interest, it does not protect against fluctuations in the value of the Fund's shares caused by changes in interest rates or other factors. Also, insurance premiums, which are paid from the Tax-Exempt Insured Fund's assets, reduce that Fund's yield.

   Shareholders of the Tax-Exempt Insured Fund should note that, although the investment goals of the Acquiring Fund are identical to those of the Tax-Exempt Fund, the Acquiring Fund has a somewhat different investment style. In particular, unlike the Tax-Exempt Insured Fund, the Acquiring Fund's tax-exempt bond investments are not insured and may be below investment grade. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Mergers" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Tax-Exempt Insured Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Tax-Exempt Insured Fund (for example, holders of Class A shares of the Tax-Exempt Insured Fund will receive Class A shares of the Acquiring Fund). As compared to the Tax-Exempt Insured Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger. The net asset value of a shareholder's current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Tax-Exempt Insured Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Tax-Exempt Insured Fund.

  . The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares. For purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Tax-Exempt Insured Fund shares. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Tax-Exempt Insured Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Trust I, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Tax-Exempt Insured Fund that the Merger would be in the best interests of the Tax-Exempt Insured Fund's shareholders and that the interests of existing shareholders in the Tax-Exempt Insured Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Tax-Exempt Insured Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Trust I at a meeting held on April 12, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

       1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

       2. various potential shareholder benefits of the Merger;

       3. the current asset level of the Tax-Exempt Insured Fund and the combined pro forma asset level of the Acquiring Fund;

       4. the historical performance of the Tax-Exempt Insured Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

       5. the investment goals and principal investment strategies of the Funds;

       6. that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

       7. the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

       8. the potential benefits of the Merger to Columbia Management and its affiliates;

       9. various aspects of the Merger and the Agreement and Plan of Reorganization;

       10.the fact that shareholders of the Tax-Exempt Insured Fund will experience no change in shareholder services as a result of the Merger; and

       11.that the costs associated with the Merger will be borne by the Tax-Exempt Insured Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Tax-Exempt Insured Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Tax-Exempt Insured Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Tax-Exempt Insured Fund and the Acquiring Fund are both tax-exempt bond funds and have identical investment goals. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2005, for Class A shares of the Tax-Exempt Insured Fund and for Class A shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Tax-Exempt Insured Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                       Columbia Tax-Exempt Insured Fund
                                (Acquired Fund)

                                    [CHART]

1996    1997    1998      1999   2000    2001    2002    2003    2004    2005
----    ----    ----      ----   ----    ----    ----    ----    ----    ----
2.26%   9.45%   5.60%   -3.76%   14.13%  3.82%   10.52%  5.07%   3.02%   2.66%

For period shown in bar chart:           The Tax-Exempt Insured Fund's year-to-
Best quarter: 4/th/ quarter 2000, +6.15% date total return through March 31, 2006
Worst
     quarter: 2/nd/ quarter 2004, -3.11% was -0.46%

                           Columbia Tax-Exempt Fund
                               (Acquiring Fund)

                                    [CHART]

1996    1997    1998      1999   2000    2001    2002    2003    2004    2005
----    ----    ----      ----   ----    ----    ----    ----    ----    ----
2.68%   9.60%   6.67%   -4.91%   10.81%  3.22%   9.63%   6.15%   4.57%   4.03%

For period shown in bar
  chart:                                 The Acquiring Fund's year-to-
Best quarter: 3/rd/ quarter 2002, +5.28% date total return through March 31, 2006
Worst
     quarter: 2/nd/ quarter 2004, -3.01% was 0.15%

   The following tables list the average annual total return (reflecting applicable sales charges) for the one-year, five-year and ten-year periods ended December 31, 2005 for Class A, Class B and Class C shares of the Tax-Exempt Insured Fund and Class A, Class B and Class C shares of the Acquiring Fund. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in the Tax-Exempt Insured Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Tax-Exempt Insured Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class A (%).................................................... (2.21)  3.96     4.66
   Return before taxes......................................... (2.46)  3.74     4.47
   Return after taxes on distributions.........................
   Return after taxes on distributions and sale of fund shares.  0.20   3.91     4.53
Class B (%)....................................................
   Return before taxes......................................... (2.96)  3.86     4.39
Class C (%)....................................................
   Return before taxes.........................................  1.23   4.51     4.65/(1)/
Lehman Index (%)/(2)/..........................................  3.51   5.59     5.71
Lipper Average (%)/(3)/........................................  2.56   4.59     4.61

--------
(1)Class C is a newer class of shares. Its performance information includes returns of the Fund's Class B shares for periods prior to its inception. Class B shares would have substantially similar annual returns to Class
   C shares because Class B and Class C shares generally have similar expense structures. Class A shares were initially offered on November 20, 1985, Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1, 1997.

(2)The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(3)The Lipper General Municipal Debt Funds Category ("Lipper Average") is calculated by Lipper Inc. and is composed of funds with investment objectives similar to those of the Tax-Exempt Insured Fund. Sales charges are not reflected in the Lipper Average.

Columbia Tax-Exempt Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class A (%).................................................... (0.91)  4.47     4.64
   Return Before Taxes......................................... (0.91)  4.47     4.60
   Return After Taxes on Distributions.........................  0.93   4.50     4.66
   Return After Taxes on Distributions and Sale of Fund Shares.
Class B (%)....................................................
   Return Before Taxes......................................... (1.72)  4.37     4.37
Class C (%)....................................................
   Return Before Taxes.........................................  2.42   4.87     4.50/(1)/
Lehman Index(%)/(2)/...........................................  3.51   5.59     5.71
Lipper Average (%)/(3)/........................................  3.00   4.78     4.74

--------
(1)Class C is a newer class of shares. Its performance information includes returns of the Fund's Class B shares for periods prior to its inception. Class B shares would have substantially similar annual returns to Class C shares because Class B and Class C shares generally have similar expense structures. Class A shares were initially offered on November 21, 1978, Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1, 1997.
(2)The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(3)The Lipper General Municipal Debt Funds Category ("Lipper Average") is calculated by Lipper Inc. and is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.

   THE TRUSTEES OF TRUST I, ON BEHALF OF THE TAX-EXEMPT INSURED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Tax-Exempt Insured Fund's voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Tax-Exempt Insured Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Tax-Exempt Insured Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

   Although the Trustees of each Acquired Fund are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if Tax-Exempt Insured Fund shareholders approve the merger of the Tax-Exempt Insured Fund, but the shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Merger proposed in this proposal will take place as described in this Prospectus/Proxy Statement.

  III. PROPOSAL--MERGER OF THE MUNICIPAL INCOME FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Municipal Income Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Municipal Income Fund into the Acquiring Fund.

Principal Investment Risks

   What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Municipal Income Fund?

   The principal investment risks associated with the Acquiring Fund and the Municipal Income Fund generally are similar because the Funds have generally similar investment strategies. Because the Acquiring Fund may invest up to 35% of its assets in junk bonds while the Municipal Income Fund may not invest more than 10% of its assets in junk bonds, however, the Acquiring Fund is generally subject to greater credit risk. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to credit risk, management risk, interest rate risk, derivatives risk and risk associated with lower-rated debt securities, each of which is described below.

   Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

   Both funds are subject to risk related to lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   Management risk means that the advisor's investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. The municipal securities market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal security holders. Because of management and market risk, there is no guarantee that a Fund will achieve its investment goal or perform favorably among comparable funds.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Funds receive from them but will affect the value of the Funds' shares. Interest rate risk is generally greater for bonds with longer maturities.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Funds to lose more money than they would have had they invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Funds to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Funds' potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Funds' derivative positions at times when the Funds might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Funds may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   In addition to the risks described above, the Acquiring Fund also is subject to tax-exempt bond risk, which is described below.

   The Acquiring Fund's investments in tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. The bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue sources. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

   Shareholders of the Municipal Income Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Municipal Income Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Mergers" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Municipal Income Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Municipal Income Fund (for example, holders of Class A shares of the Municipal Income Fund will receive Class A shares of the Acquiring Fund). As compared to the Municipal Income Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger. The net asset value of a shareholder's current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Municipal Income Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Municipal Income Fund.

  . The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchasing, redeeming and exchanging shares. For purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Municipal Income Fund shares using the schedule applicable to such purchase. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Municipal Income Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Series Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Municipal Income Fund that the Merger would be in the best interests of the Municipal Income Fund's shareholders and that the interests of existing shareholders in the Municipal Income Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Municipal Income Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Series Trust at a meeting held on April 4, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

       1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

       2. various potential shareholder benefits of the Merger;

       3. the current asset level of the Municipal Income Fund and the combined pro forma asset level of the Acquiring Fund;

       4. the historical performance of the Municipal Income Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

       5. the investment goals and principal investment strategies of the Funds;

       6. that holders of shares of the Municipal Income Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

       7. the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

       8. the potential benefits of the Merger to Columbia Management and its affiliates;

       9. various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund is part of a Massachusetts business trust;

       10.the fact that shareholders of the Municipal Income Fund will experience no change in shareholder services as a result of the Merger; and

       11.that the costs associated with the Merger will be borne by the Municipal Income Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Municipal Income Fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Municipal Income Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Municipal Income Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Municipal Income Fund and the Acquiring Fund have generally similar principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2005, for Class A shares of the Municipal Income Fund and for Class A shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Municipal Income Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                        Columbia Municipal Income Fund
                                (Acquired Fund)

                                    [CHART]

1996    1997    1998      1999   2000    2001    2002    2003    2004    2005
----    ----    ----      ----   ----    ----    ----    ----    ----    ----
4.50%   9.34%   5.78%   -4.28%   9.79%   3.55%   6.65%   4.91%   3.36%   2.67%

For period shown in bar chart:           The Municipal Income Fund's year-to-
Best quarter: 2/nd/ quarter 1997, 3.50%  date total return through March 31, 2006
Worst                                    was 0.19%
     quarter: 2/nd/ quarter 2004, -2.16%

                           Columbia Tax-Exempt Fund
                               (Acquiring Fund)

                                    [CHART]

1996    1997    1998      1999   2000    2001    2002    2003    2004    2005
----    ----    ----      ----   ----    ----    ----    ----    ----    ----
2.68%   9.60%   6.67%   -4.91%   10.81%  3.22%   9.63%   6.15%   4.57%   4.03%

  For period shown in bar chart:           The Acquiring Fund's year-to-date
  Best quarter: 3/rd/ quarter 2002, +5.28% total return through March 31, 2006
  Worst                                    was 0.15%
       quarter: 2/nd/ quarter 2004, -3.01%

   The following tables list the average annual total return (reflecting applicable sales charges) for the one-year, five-year and ten-year periods ended December 31, 2005 for Class A, Class B, Class C and Class Z shares of the Municipal Income Fund and Class A, Class B, Class C and Class Z shares of the Acquiring Fund. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in the Municipal Income Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Municipal Income Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                                 Since
                                                                1 Year 5 Years Inception
                                                                ------ ------- ---------
Class A (%)....................................................
   Return before taxes......................................... (2.21)  3.21     4.05
   Return after taxes on distributions......................... (2.21)  3.21     4.03
   Return after taxes on distributions and sale of fund shares. (0.05)  3.38     4.11
Class B (%)....................................................
   Return before taxes......................................... (3.02)  3.09     3.83
Class C (%)....................................................
   Return before taxes.........................................  0.92   3.44     3.88
Class Z (%)....................................................
   Return before taxes.........................................  2.93   4.48     4.79
Lehman Brothers Municipal Bond Index (%)/(1)/..................  3.51   5.59     5.71

--------
(1)The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Columbia Tax-Exempt Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class A (%)....................................................
   Return Before Taxes......................................... (0.91)  4.47     4.64
   Return After Taxes on Distributions......................... (0.91)  4.47     4.60
   Return After Taxes on Distributions and Sale of Fund Shares.  0.93   4.50     4.66
Class B (%)....................................................
   Return Before Taxes.........................................  0.93   4.50     4.66
Class C (%)....................................................
   Return Before Taxes.........................................  2.42   4.87     4.50/(1)/
Class Z (%)/(2)/...............................................
   Return Before Taxes.........................................  4.10   5.51     5.16
Lehman Index (%)/(3)/..........................................  3.51   5.59     5.71
Lipper Average (%)/(4)/........................................  3.00   4.78     4.74

--------
(1)Class C is a newer class of shares. Its performance information includes returns of the Fund's Class B shares for periods prior to its inception. Class B shares would have substantially similar annual returns to Class C shares because Class B and Class C shares generally have similar expense structures. Class A shares were initially offered on November 21, 1978, Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1, 1997.
(2)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to its inception would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on November 21, 1978, and Class Z shares were initially offered on September 16, 2005.
(3)The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(4)The Lipper General Municipal Debt Funds Category ("Lipper Average") is calculated by Lipper Inc. and is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.

   THE TRUSTEES OF SERIES TRUST, ON BEHALF OF THE MUNICIPAL INCOME FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Municipal Income Fund entitled to vote. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

   Although the Trustees of each Acquired Fund are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if Municipal Income Fund shareholders approve the merger of the Municipal Income Fund, but the shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Merger proposed in this proposal will take place as described in this Prospectus/Proxy Statement.

                                  IV. GENERAL

Information About the Mergers

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of an Acquired Fund, its Merger is expected to occur late in the third quarter of 2006. The following is a brief summary of the principal terms of the Agreements and Plans of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreements and Plans of Reorganization.

  . Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of the Acquired Funds and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the third quarter of 2006).

  . The shares of each class of the Acquiring Fund received by and Acquired Fund will be distributed to the shareholders of the corresponding class of such Acquired Fund pro rata in accordance with their percentage ownership of such class of shares of such Acquired Fund in complete liquidation of such Acquired Fund.

  . After the Merger, each Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . Each Merger requires approval by the applicable Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Series Trust and the Trustees of Trust I.

   Shareholders should be aware that the Mergers as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of each Acquired Fund, likely accelerating taxable distributions from each Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

  Federal Income Tax Consequences

   The Mergers are intended to be tax-free reorganizations for federal income tax purposes. For each Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Funds, the Acquiring Fund, Series Trust and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Voting Information

   The Trustees of each Acquired Fund are soliciting proxies from the shareholders of each Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 6, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 10, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $27,960 and $15,775 for the Tax-Exempt Insured Fund and the Municipal Income Fund, respectively.

   Voting Process. Shareholders can vote in any one of the following ways:

       a. By mail, by filling out and returning the enclosed Proxy Card;

       b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

       c. In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Municipal Income Fund is entitled to one vote, and each fractional share of the Municipal Income Fund is entitled to a proportionate fractional vote. Each whole share (or fractional share) of the Tax-Exempt Insured Fund outstanding on June 14, 2006 shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on June 14, 2006 (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the applicable proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of his Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers or inspectors of election for the Meeting (the "Tellers"). With respect to the Tax-Exempt Insured Fund, thirty percent (30%) of the shares of the Tax-Exempt Insured Fund entitled to vote on June 14, 2006 constitutes a quorum for the transaction of business by the shareholders of the Tax-Exempt Insured Fund at the Meeting. With respect to the Municipal Income Fund, thirty-three and one-third percent (33 1/3%) of the shares of the Municipal Income Fund entitled to vote on June 14, 2006, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Municipal Income Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposals. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Funds' principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of shares of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

   Adjournments; Other Business. If an Acquired Fund has not received enough votes by the time of the Meeting to approve its proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment of the Tax-Exempt Insured Fund requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. Any adjournment of the Municipal Income Fund requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of a proposal. They will vote against any such adjournment any proxy that directs them to vote against a proposal. They will not vote any proxy that directs them to abstain from voting on a proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Funds intends to present or knows that others will present are the proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of an Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

          Appendix A -- Forms of Agreement and Plan of Reorganization

              For the Merger of the Tax-Exempt Insured Fund only

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July 3, 2006, is by and among Columbia Funds Series Trust I, (the "Trust") as an Acquired Trust on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), and as an Acquiring Trust on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

   This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

   1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a)Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

       (b)Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

       (c)Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2.The assets of each Acquired Fund to be acquired by the corresponding
       Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

   1.3.As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

   1.4.With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

   1.5.As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2. VALUATION.

   2.1.For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

   2.2.For the purpose of paragraph 2.1, the net asset value of an Acquisition
       Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

   3.1.The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

   3.2.The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the

       Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

   3.3.In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

   3.4.At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

   3.5.At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

   4.1.Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b)The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c)The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

       (g)Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (i)The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to
          Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue

          Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (j)Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

       (l)The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

       (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

   4.2.Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b)The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e)The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

       (h)Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to
          Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (k)Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

       (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n)The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

       (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

   5.1.Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

   5.2.Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

   5.3.In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

   5.4.The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

   5.5.Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

   5.6.Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

   5.7.Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

   The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1.The corresponding Acquiring Fund shall have delivered to the Acquired
       Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

   6.2.The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

       (a)The Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

       (d)The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

       (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

       (h)The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

   The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1.The corresponding Acquired Fund shall have delivered to the Acquiring
       Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

   7.2.The Acquiring Fund shall have received a favorable opinion of Ropes &
       Gray LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

       (a)The corresponding Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

       (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f)Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

       (g)The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

   7.3.Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date.

   7.4.The corresponding Acquired Fund shall have furnished to the Acquiring
       Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

   7.5.The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

   8.1.This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

   8.2.On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

   8.3.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding

       Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

   8.4.The Registration Statement shall have become effective under the 1933
       Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5.The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

       (a)The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

       (c)No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d)The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e)No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f)The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

       (g)The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefor were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

       (h)The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

    8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1.Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

    11.1.This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

         (a)of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b)a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c)any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

   If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

    11.2.If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

    14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3.This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5.A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquired Fund and the corresponding Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          COLUMBIA FUNDS SERIES TRUST I,
                                          on behalf of each Acquired Fund

                                          By:....
                                                  -----------------------------

                                                  Name: Christopher L. Wilson
                                                  Title: President

                                          ATTEST:

                                          By:
                                                  -----------------------------

                                                  Name: James Bordewick, Jr.
                                                  Title: Secretary

                                          COLUMBIA FUNDS SERIES TRUST I,
                                          on behalf of each Acquiring Fund

                                          By:
                                                  -----------------------------

                                                  Name: Christopher L. Wilson
                                                  Title: President

                                          ATTEST:

                                          By:
                                                  -----------------------------

                                                  Name: James Bordewick, Jr.
                                                  Title: Secretary

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement
                                          COLUMBIA MANAGEMENT ADVISORS, LLC

                                          By:
                                                  -----------------------------

                                                  Name:
                                                  Title:

                                   EXHIBIT A

                    Acquired Fund               Acquiring Fund
                   (Share Classes)              (Share Classes)
           -------------------------------- ------------------------

                                     *****
           Columbia Tax-Exempt Insured Fund Columbia Tax-Exempt Fund
              A                                A
              B                                B
              C                                C

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

                 Acquired Fund           Share Class Authorized Capital
        -------------------------------- ----------- ------------------

                                     *****
        Columbia Tax-Exempt Insured Fund      A          Unlimited
                                              B          Unlimited
                                              C          Unlimited

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

                 Acquiring Fund      Share Class Authorized Capital
            ------------------------ ----------- ------------------

                                     *****
            Columbia Tax-Exempt Fund      A          Unlimited
                                          B          Unlimited
                                          C          Unlimited
                                          Z          Unlimited

               For the Merger of the Municipal Income Fund only

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July 3, 2006, is by and among Columbia Funds Series Trust (the "Trust"), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), Columbia Funds Series Trust I (the "Acquiring Trust"), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

   This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

   1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a)Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

       (b)Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

       (c)Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2.The assets of each Acquired Fund to be acquired by the corresponding
       Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

   1.3.As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

   1.4.With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

   1.5.As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2. VALUATION.

   2.1.For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

   2.2.For the purpose of paragraph 2.1, the net asset value of an Acquisition
       Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

   3.1.The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

   3.2.The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

   3.3.In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

   3.4.At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

   3.5.At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

   4.1.Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquired Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware;

       (b)The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

       (c)The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

       (g)Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (i)The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to
          Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (j)Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

       (l)The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

       (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this

          Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

   4.2.Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b)The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e)The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

       (h)Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to
          Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (k)Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

       (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n)The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

       (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

   5.1.Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

   5.2.Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

   5.3.In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

   5.4.The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

   5.5.Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

   5.6.Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

   5.7.Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

   The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1.The corresponding Acquiring Fund shall have delivered to the Acquired
       Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

   6.2.The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

       (a)The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

       (d)The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

       (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

       (h)The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

   The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1.The corresponding Acquired Fund shall have delivered to the Acquiring
       Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

   7.2.The Acquiring Fund shall have received a favorable opinion of Morrison &
       Foerster LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

       (a)The Acquired Trust is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquired Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

       (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f)Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

       (g)The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

   7.3.Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date.

   7.4.The corresponding Acquired Fund shall have furnished to the Acquiring
       Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

   7.5.The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

   8.1.This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

   8.2.On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

   8.3.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

   8.4.The Registration Statement shall have become effective under the 1933
       Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5.The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

       (a)The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

       (c)No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d)The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e)The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

       (f)No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (g)The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

       (h)The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefor were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

       (i)The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

    8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1.Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

    11.1.This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

         (a)of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b)a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c)any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

   If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

    11.2.If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3.This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5.A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          COLUMBIA FUNDS SERIES TRUST,
                                          on behalf of each Acquired Fund

                                          By:
                                                  -----------------------------

                                                  Name: Christopher L. Wilson
                                                  Title: President

                                          ATTEST:

                                          By:
                                                  -----------------------------

                                                  Name: James Bordewick, Jr.
                                                  Title: Secretary

                                          COLUMBIA FUNDS SERIES TRUST I,
                                          on behalf of each Acquiring Fund

                                          By:
                                                  -----------------------------

                                                  Name: Christopher L. Wilson
                                                  Title: President

                                          ATTEST:

                                          By:
                                                  -----------------------------

                                                  Name: James Bordewick, Jr.
                                                  Title: Secretary

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement
                                          COLUMBIA MANAGEMENT ADVISORS, LLC

                                          By:
                                                  -----------------------------

                                                  Name:
                                                  Title:

                                   EXHIBIT A

             Acquired Fund                          Acquiring Fund
            (Share Classes)                         (Share Classes)
 --------------------------------------  -------------------------------------

                                    *****
 Columbia Municipal Income Fund          Columbia Tax-Exempt Fund
    A                                       A
    B                                       B
    C                                       C
    Z                                       Z

                                    *****

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

         Acquired Fund                  Share Class Authorized Capital
         ------------------------------ ----------- ------------------

                                     *****
         Columbia Municipal Income Fund      A          Unlimited
                                             B          Unlimited
                                             C          Unlimited
                                             Z          Unlimited

                                     *****

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

            Acquiring Fund           Share Class Authorized Capital
            ------------------------ ----------- ------------------

                                     *****
            Columbia Tax-Exempt Fund      A          Unlimited
                                          B          Unlimited
                                          C          Unlimited
                                          Z          Unlimited

                                     *****

                        Appendix B -- Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

   For each class of shares of each Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                                Number of Shares
                                            Outstanding and Entitled
            Fund                     Class          to Vote
            ----                    ------- ------------------------
            Tax-Exempt Insured Fund Class A      12,878,386.780
                                    Class B       1,635,338.893
                                    Class C       1,060,000.674
            Municipal Income Fund   Class A       2,614,368.920
                                    Class B         392,507.463
                                    Class C          90,328.499
                                    Class Z      52,912,049.523

Ownership of Shares

   As of May 31, 2006, Series Trust and Trust I believe that, as a group, the Trustees and officers, as the case may be, of the Tax-Exempt Insured Fund and the Municipal Income Fund, respectively, owned less than one percent of each class of shares of the Tax-Exempt Insured Fund and the Municipal Income Fund, respectively. As of June 29, 2006, Bank of America, N.A. may be deemed to have "beneficially" owned 0.007% of the Tax-Exempt Insured Fund's outstanding shares, 91.554% of the Municipal Income Fund's outstanding shares and 0.288% of the Acquiring Fund's outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a "controlling person" of the Municipal Income Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. The address of Bank of America, N.A. is: 411 N. Akard Street, TX1-945-06-07, Dallas, TX 75201. Bank of America Corporation, a publicly traded financial services corporation, is the parent company of Bank of America, N.A. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted class of shares of the noted Fund:

                                                                                     Percentage of
                                                                                      Outstanding
                                                                                    Shares of Class
                                                                     Percentage of    Owned Upon
                                                     Number of        Outstanding    Consummation
                       Name and Address          Outstanding Shares Shares of Class     of All
Fund and Class          of Shareholder             of Class Owned        Owned         Mergers*
--------------         ----------------          ------------------ --------------- ---------------
Tax-Exempt Insured Fund
   Class B     MERRILL LYNCH PIERCE FENNER &        193,444.083          11.80%          3.08%
               SMITH FOR THE SOLE BENEFIT OF ITS
               CUSTOMERS
               ATTN FUND ADMINISTRATION
               4800 DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

               ELSIE P VILES                         99,132.590           6.04%          1.58%
               PO BOX 319
               AUGUSTA ME 04332-0319

   Class C     CITIGROUP GLOBAL MARKETS, INC.       175,580.847          16.56%          7.27%
               ATTN: PETER BOOTH 7TH FLOOR
               333 W 34TH ST NEW YORK NY
               10001-2402

                                                                                     Percentage of
                                                                                      Outstanding
                                                                                    Shares of Class
                                                                     Percentage of    Owned Upon
                                                     Number of        Outstanding    Consummation
                       Name and Address          Outstanding Shares Shares of Class     of All
Fund and Class          of Shareholder             of Class Owned        Owned         Mergers*
--------------         ----------------          ------------------ --------------- ---------------

               MERRILL LYNCH PIERCE FENNER &        455,792.546          43.00%          18.88%
               SMITH FOR THE SOLE BENEFIT OF ITS
               CUSTOMERS
               ATTN FUND ADMINISTRATOR
               4800 DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

Municipal Income Fund
   Class B     MERRILL LYNCH, PIERCE, FENNER &       35,255.065           8.98%           0.73%
               SMITH INC FOR THE SOLE BENEFIT OF
               ITS CUSTOMERS
               ATTENTION SERVICE TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

               JANNEY MONTGOMERY SCOTT LLC           23,105.360           5.89%           0.48%
               1801 MARKET ST
               PHILADELPHIA PA 19103-1628

   Class C     MERRILL LYNCH, PIERCE, FENNER &       14,328.113          15.86%           0.78%
               SMITH INC FOR THE SOLE BENEFIT OF
               ITS CUSTOMERS
               ATTENTION SERVICE TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

               NFS LLC                                8,899.046           9.85%           0.48%
               BOBBIE G DIXON
               S E FOSTER
               11136 CREEKMERE DR
               DALLAS TX 75218-1951

               A G EDWARDS & SONS INC                 9,045.727          10.01%           0.49%
               ONE NORTH JEFFERSON
               ST LOUIS MO 63103

               NFS LLC                                5,297.384           5.86%           0.29%
               MADELINE G WYATT
               PO BOX 447
               TOMBSTONE AZ 85638-0447

               NFS LLC                                5,132.899           5.68%           0.28%
               DONNA L COHEN
               244 MADISON AVE APT 12K
               NEW YORK NY 10016-2814

               ADAM P WALTER                          4,757.504           5.27%           0.26%
               320 CLEARBROOK CIRCLE #105
               VENICE FL 34292-7548

                                                                                     Percentage of
                                                                                      Outstanding
                                                                                    Shares of Class
                                                                     Percentage of    Owned Upon
                                                     Number of        Outstanding    Consummation
                       Name and Address          Outstanding Shares Shares of Class     of All
Fund and Class          of Shareholder             of Class Owned        Owned         Mergers*
--------------         ----------------          ------------------ --------------- ---------------

               NFS LLC                                  5,144.995         5.70%           0.28%
               DONALD H WIESE
               NANCY M WIESE
               6318 CHERRY HILLS RD
               HOUSTON TX 77069-1348

               NFS LLC                                  5,144.995         5.70%           0.28%
               DONALD WIESE JR
               6318 CHERRY HILLS RD
               HOUSTON TX 77069-1348

   Class Z     BANK OF AMERICA NA                  51,279,405.960        96.89%          62.57%
               ATTN JOAN WRAY/FUNDS
               ACCOUNTING 411 N AKARD ST FL 5
               DALLAS TX 75201-3307

Tax-Exempt Fund
   Class B     MERRILL LYNCH PIERCE FENNER &          290,752.288        11.55%           7.59%
               SMITH FOR THE SOLE BENEFIT OF ITS
               CUSTOMERS
               ATTN FUND ADMINISTRATION
               4800 DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

   Class C     MERRILL LYNCH PIERCE FENNER &          189,369.749        25.16%          12.88%
               SMITH FOR THE SOLE BENEFIT OF ITS
               CUSTOMERS
               ATTN FUND ADMINISTRATION
               4800 DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

               CITIGROUP GLOBAL MARKETS, INC.          48,093.025         6.39%           3.27%
               ATTN: PETER BOOTH 7TH FLOOR
               333 W 34TH ST
               NEW YORK NY 10001-2402

               PERSHING LLC                            54,365.577         7.22%           3.70%
               P.O. BOX 2052
               JERSEY CITY NJ 07303-2052

   Class Z     CHARLES SCHWAB & CO INC              1,583,547.503         6.84%           2.42%
               SPECIAL CUSTODY ACCOUNT FOR THE
               EXCLUSIVE BENEFIT OF CUSTOMERS
               ATTN MUTUAL FUNDS
               101 MONTGOMERY STREET
               SAN FRANCISCO CA 94104-4151

--------
*  Percentage owned assuming completion of the Merger on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Tax-Exempt Insured Fund, the Municipal Income Fund and the Acquiring Fund as of November 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Exempt Insured Fund and the Municipal Income Fund by the Acquiring Fund at net asset value as of that date:

                                                                                   Columbia Tax-
                       Columbia      Columbia Tax-                                    Exempt
                       Municipal    Exempt Insured   Columbia Tax-                     Fund
                      Income Fund        Fund         Exempt Fund      Pro Forma     Pro Forma
                    (Acquired Fund) (Acquired Fund) (Acquiring Fund)  Adjustments  Combined/(1)/
                    --------------- --------------- ---------------- ------------  --------------
Class A
Net asset value....  $ 30,851,037    $114,270,776    $1,577,101,670  $   (137,655) $1,722,085,828
Shares outstanding.     2,853,979      13,596,255       116,930,896    (5,699,549)    127,681,581
Net asset value per
  share............  $      10.81    $       8.40    $        13.49                $        13.49
Class B
Net asset value....  $  3,986,523    $ 15,639,395    $   38,192,877  $    (14,004) $   57,804,791
Shares outstanding.       368,747       1,860,818         2,831,706      (775,677)      4,285,594
Net asset value per
  share............  $      10.81    $       8.40    $        13.49                $        13.49
Class C
Net asset value....  $    862,261    $  8,994,401    $   10,395,759  $     (7,509) $   20,244,912
Shares outstanding.        79,748       1,070,181         1,070,181      (419,000)      1,500,896
Net asset value per
  share............  $      10.81    $       8.40    $        13.49                $        13.49
Class Z
Net asset value....  $547,910,849    $         --    $  329,637,453  $    (97,935) $  877,450,367
Shares outstanding.    50,677,618              --        24,440,239   (10,068,143)     65,049,714
Net asset value per
  share............  $      10.81                    $        13.49                $        13.49

--------
(1)Assumes the Acquisition was consummated on November 30, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Tax-Exempt Fund will be received by the shareholders of the Columbia Municipal Income Fund and the Columbia Tax-Exempt Insured Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Tax-Exempt Fund that actually will be received on or after such date.

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

                               HOW TO BUY SHARES

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives purchase requests in "good form," shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect a shareholder's order. For example, "good form" may mean that a shareholder has properly placed an order with a financial advisor or the Fund's transfer agent has received a completed application, including all necessary signatures. The USA Patriot Act may require the Fund to obtain certain personal information which will be used to verify a shareholder's identity. If a shareholder does not provide the information, the Fund may not be able to open the account. If the Fund is unable to verify customer information, it reserves the right to close an account or take such other steps as it deems reasonable.

Initial Investment Minimums:

   The initial investment minimum for the purchase of Class A, B and C shares is $1,000. For investors establishing an automatic investment plan, the initial investment minimum is $50. For participants in certain retirement plans, the initial investment is $25. There is no minimum initial investment for wrap accounts. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

   The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method                                                      Instructions
-----------------  ----------------------------------------------------------------------------------------------
Through a          A financial advisor can help establish an account and buy Fund shares on a shareholder's financial advisor  behalf. To receive the current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually
                   4:00 p.m. Eastern time. A financial advisor may charge fees for executing the purchase.

By check           For new accounts, send a completed application and check made payable to the Fund to the
(new account)      transfer agent, Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check           For existing accounts, fill out and return the additional investment stub included in an
(existing account) account statement, or send a letter of instruction including the Acquired Fund name and account number with a check made payable to the Fund to Columbia Funds Services, Inc.,
                   P.O. Box 8081, Boston, MA 02266-8081.

By exchange        A financial advisor may acquire shares of the Fund by exchanging shares in a different fund distributed by Columbia Funds Distributor, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

Method                                                  Instructions
---------------- ------------------------------------------------------------------------------------------
By wire          Shares of the Fund may be purchased by wiring money from a bank account to the
                 Acquired Fund account. To wire funds to the Acquired Fund account, call 1-800-422-3737 for wiring instructions.

By electronic    Shares of the Fund may be purchased by electronically transferring money from a bank
funds transfer   account to the Acquired Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to a telephone request. Be sure to complete the appropriate section of the application.

Automatic        Monthly or quarterly investments may be made automatically from a bank account to the investment plan  Acquired Fund account. Pre-authorized amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar Shares of the Fund may be purchased for an account by exchanging $100 or more each
cost averaging   month from another fund for shares of the same class of the Fund at no additional cost.
                 Exchanges will continue so long as the Acquired Fund balance is sufficient to complete the transfers. This program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

By dividend      Dividends distributed by another fund may be automatically invested into the same class diversification  of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if exchanging from a money market fund.
                 To invest dividends in the Fund, call 1-800-345-6611.

                          CLASS Z ELIGIBLE INVESTORS

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs"), for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of a Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

  . Any employee (or family member of an employee) of Bank of America corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

   The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                 SALES CHARGES

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) when selling, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

Choosing a Share Class

   The Fund offers four classes of shares--Class A, Class B, Class C and Class
Z. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Class Z shares are offered exclusively to eligible institutional and other investors. Based on a shareholder's individual situation, a financial advisor can help decide which class of shares is most appropriate.

Class A Shares

   Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of an initial investment when opening an account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of an account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges:

                                                                  % of offering price
                                 As a % of the public As a % of  retained by financial
Amount purchased                    offering price    investment        advisor
----------------                 -------------------- ---------- ---------------------
Less than $50,000...............         4.75            4.99            4.25
$50,000 to less than $100,000...         4.50            4.71            4.00
$100,000 to less than $250,000..         3.50            3.63            3.00
$250,000 to less than $500,000..         2.50            2.56            2.25
$500,000 to less than $1,000,000         2.00            2.04            1.75
$1,000,000 or more..............         0.00            0.00            0.00

   Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

                Amount purchased                    Commission %
                ----------------                    ------------
                Less than $3 million...............     1.00
                $3 million to less than $50 million     0.50
                $50 million or more................     0.25

   For certain group retirement plans, financial advisors will receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or other distributions are not subject to a CDSC. When an order is placed to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those a shareholder has held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include a spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with a shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How does a shareholder obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depend on how an account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify a financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receive discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the

Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time the shareholder purchases shares.

D. How can a shareholder obtain more information about breakpoint discounts?

   Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisors or certain retirement plans, certain shareholders of funds that were reorganized into the Funds as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B Shares

   Purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total asserts in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. lass B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the charts below.

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

Class C Shares

   Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, they may be sold at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Shares Charges:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      1.00
                     Longer than one year.....      0.00

                            HOW TO EXCHANGE SHARES

   A shareholder may exchange shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, these shares may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder have owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

                              HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after the shareholder's request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method            Instructions
----------------- ------------------------------------------------------------------------------------------
Through a         A financial advisor may be contacted to place a sell order. To receive the current trading financial advisor day's price, the financial advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

Method          Instructions
--------------- -------------------------------------------------------------------------------------------------
By exchange     A shareholder or the shareholder's financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone    A shareholder or the shareholder's financial advisor may sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling
                1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder do not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

By mail         A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail the letter of instruction to Columbia
                Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire         A shareholder may sell shares of the Fund and request that the proceeds be wired to the shareholder's bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic   A shareholder may automatically sell a specified dollar amount or percentage of an account withdrawal plan on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic   A shareholder may sell shares of the Fund and request that the proceeds be electronically
Funds transfer  transferred to the shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

                     FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Columbia Funds' shares.

   The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any

Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Columbia Fund followed by an exchange out of the Columbia Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an advisor, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above.

   Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers") have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

   The Fund seeks to act in a manner that it believes is consistent with the best interests of Columbia Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee may equal up to 0.20% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Fund's Class C share distribution fee so that the distribution and service fees will not exceed 0.60% annually. This arrangement may be modified or terminated by the distributor at any time. Over time, these fees will reduce the return on an investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a eight years, eliminating a portion of the distribution fee upon conversion.

Additional Intermediary Compensation

   In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

                 OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS

How the Fund's Share Price Is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. The daily prices of some share classes for the Fund can be found in most major daily newspapers under the heading of "Columbia." Daily prices for all share classes can be found by visiting www.columbiafunds.com.

Account Fees

   If an account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund. If a shareholder currently holds previously issued share certificates, the shareholder will not be able to sell shares until he or she has endorsed the certificates and returned them to the transfer agent.

Dividends, Distributions, and Taxes

   The Fund has the potential to make the following distributions:

Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

Distribution Options

   The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the first day following the purchase payment date. Shares stop earning dividends on the day after the shares leave the account. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. A shareholder can choose one of the options listed in the table below for these distributions when opening an account. To change distribution option, call 1-800-345-6611.

   If a shareholder does not indicate on the application or at the time an account is established the shareholder's preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

Reinvest all distributions in additional shares of the fund
Reinvest all distributions in shares of another fund
Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

  .   send the check to a shareholder's address of record

  .   send the check to a third party address

  .   transfer the money to a shareholder's bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences

   For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

   Each shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed for the previous year and any portion of the distribution which is exempt from state and local taxes. A shareholder's investment in the Fund may have additional personal tax implications. Please consult a tax advisor about federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                              MANAGING THE FUNDS

Investment Advisor

   Columbia Management Advisors, LLC ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management, a registered investment advisor, has been an investment advisor since 1995.

   On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Advisors"), merged into Columbia Management (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Advisors was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

   For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping and other fees paid to Columbia Advisors by the Fund, amounted to 0.57% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the period ended November 30, 2005.

Portfolio Manager

   Kimberly Campbell, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Fund and has managed the Columbia Tax-Exempt Fund since May, 2004 and served as a portfolio manager from January, 2002 to March, 2004. Ms. Campbell was on a leave of absence for the period March, 2004 to May, 2004. Ms. Campbell has been associated with Columbia Management or its predecessors since June, 1995.

   Gary Swayze, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Insured Fund and has managed the Columbia Tax-Exempt Insured Fund since September, 1997. Mr. Swayze has been associated with Columbia Management or its predecessors since 1997.

   The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

                HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the chart and is net of any fee waiver or expense reimbursement. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amount shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

  Tax-Exempt Fund - Class A Shares

                             Initial Hypothetical
Maximum Sales Charge           Investment Amount            Assumed Rate of Return
-------------------- ------------------------------        -------------------------
       4.75%                      $10,000.00                          5%

                                                           Hypothetical
                      Cumulative            Cumulative       Year-End
                        Return     Annual     Return         Balance       Annual
                     Before Fees & Expense After Fees &    After Fees &    Fees &
Year                   Expenses     Ratio    Expenses        Expenses   Expenses/(1)/
----                 ------------- ------- ------------    ------------ ------------
       1............      5.00%     0.79%     (0.74)%/(2)/  $ 9,926.00   $  551.83
       2............     10.25%     0.79%      3.44%        $10,343.89   $   80.07
       3............     15.76%     0.79%      7.79%        $10,779.36   $   83.44
       4............     21.55%     0.79%     12.33%        $11,233.18   $   86.95
       5............     27.63%     0.79%     17.06%        $11,706.09   $   90.61
       6............     34.01%     0.79%     21.99%        $12,198.92   $   94.42
       7............     40.71%     0.79%     27.12%        $12,712.49   $   98.40
       8............     47.75%     0.79%     32.48%        $13,247.69   $  102.54
       9............     55.13%     0.79%     38.05%        $13,805.42   $  106.86
       10...........     62.89%     0.79%     43.87%        $14,386.63   $  111.36
Total Gain After Fees & Expenses                            $ 4,386.63
Total Annual Fees & Expenses Paid                                        $1,406.48

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2)Reflects deduction of the maximum initial sales charge.

  Tax-Exempt Fund - Class B Shares

                            Initial Hypothetical
Maximum Sales Charge         Investment Amount           Assumed Rate of Return
-------------------- ---------------------------------  -------------------------
       0.00%                     $10,000.00                        5%

                                                        Hypothetical
                      Cumulative            Cumulative    Year-End
                        Return     Annual     Return      Balance       Annual
                     Before Fees & Expense After Fees & After Fees &    Fees &
Year                   Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                 ------------- ------- ------------ ------------ ------------
       1............      5.00%     1.54%      3.46%     $10,346.00   $  156.66
       2............     10.25%     1.54%      7.04%     $10,703.97   $  162.08
       3............     15.76%     1.54%     10.74%     $11,074.33   $  167.69
       4............     21.55%     1.54%     14.58%     $11,457.50   $  173.50
       5............     27.63%     1.54%     18.54%     $11,853.93   $  179.50
       6............     34.01%     1.54%     22.64%     $12,264.08   $  185.71
       7............     40.71%     1.54%     26.88%     $12,688.41   $  192.13
       8............     47.75%     1.54%     31.27%     $13,127.43   $  198.78
       9............     55.13%     0.79%     36.80%     $13,680.10   $  105.89
       10...........     62.89%     0.79%     42.56%     $14,256.03   $  110.35
Total Gain After Fees & Expenses                         $ 4,256.03
Total Annual Fees & Expenses Paid                                     $1,632.30

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

  Tax-Exempt Fund - Class C Shares

                            Initial Hypothetical
Maximum Sales Charge         Investment Amount           Assumed Rate of Return
-------------------- ---------------------------------  -------------------------
       0.00%                     $10,000.00                        5%

                                                        Hypothetical
                      Cumulative            Cumulative    Year-End
                        Return     Annual     Return      Balance       Annual
                     Before Fees & Expense After Fees & After Fees &    Fees &
Year                   Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                 ------------- ------- ------------ ------------ ------------
       1............      5.00%     1.54%      3.46%     $10,346.00   $  156.66
       2............     10.25%     1.54%      7.04%     $10,703.97   $  162.08
       3............     15.76%     1.54%     10.74%     $11,074.33   $  167.69
       4............     21.55%     1.54%     14.58%     $11,457.50   $  173.50
       5............     27.63%     1.54%     18.54%     $11,853.93   $  179.50
       6............     34.01%     1.54%     22.64%     $12,264.08   $  185.71
       7............     40.71%     1.54%     26.88%     $12,688.41   $  192.13
       8............     47.75%     1.54%     31.27%     $13,127.43   $  198.78
       9............     55.13%     1.54%     35.82%     $13,581.64   $  205.66
       10...........     62.89%     1.54%     40.52%     $14,501.57   $  212.78
Total Gain After Fees & Expenses                         $ 4,051.57
Total Annual Fees & Expenses Paid                                     $1,834.50

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

  Tax-Exempt Fund - Class Z Shares

                            Initial Hypothetical
Maximum Sales Charge         Investment Amount           Assumed Rate of Return
-------------------- ---------------------------------  -------------------------
       0.00%                     $10,000.00                        5%

                                                        Hypothetical
                      Cumulative            Cumulative    Year-End
                        Return     Annual     Return      Balance       Annual
                     Before Fees & Expense After Fees & After Fees &    Fees &
Year                   Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                 ------------- ------- ------------ ------------ ------------
       1............      5.00%     0.59%      4.41%     $10,441.00    $ 60.30
       2............     10.25%     0.59%      9.01%     $10,901.45    $ 62.96
       3............     15.76%     0.59%     13.82%     $11,382.20    $ 65.74
       4............     21.55%     0.59%     18.84%     $11,884.16    $ 68.64
       5............     27.63%     0.59%     24.08%     $12,408.25    $ 71.66
       6............     34.01%     0.59%     29.55%     $12,955.45    $ 74.82
       7............     40.71%     0.59%     35.27%     $13,526.79    $ 78.12
       8............     47.75%     0.59%     41.23%     $14,123.32    $ 81.57
       9............     55.13%     0.59%     47.46%     $14,746.16    $ 85.16
       10...........     62.89%     0.59%     53.96%     $15,396.36    $ 88.92
Total Gain After Fees & Expenses                         $ 5,396.46
Total Annual Fees & Expenses Paid                                      $737.90

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables below are intended to help you understand the Acquiring Fund's financial performance. Information is shown for the last five fiscal years, which run from December 1 to November 30, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information is has been derived from the Acquiring Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. You can request a free annual report containing these financial statements by calling 1-800-426-3750.

   Selected data for a share outstanding throughout each period is as follows:

                                                                          Year ended November 30,
                                                       -------------------------------------------------------------
                                                           2005         2004       2003         2002         2001
                                                          Class A      Class A    Class A      Class A      Class A
                                                       ---------      ---------  ---------  ---------      ---------
Net Asset Value -- Beginning of Period ($)............     13.51          13.60      13.16      13.13          12.80
---------------------------------------------------------------------------------------------------------------------
Income From Investment Operations ($):
Net investment income/(a)/............................      0.62           0.61       0.60       0.66/(b)/      0.67
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
  and futures contracts...............................     (0.03)         (0.11)      0.44       0.02/(b)/      0.32
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations......................      0.59           0.50       1.04       0.68           0.99
---------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders ($):
From net investment income............................     (0.61)         (0.59)     (0.60)     (0.65)         (0.66)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)..................     13.49          13.51      13.60      13.16          13.13
---------------------------------------------------------------------------------------------------------------------
Total return (%)/(c)(d)/..............................      4.41           3.78       8.05       5.26           7.80
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data (%):
 Expenses/(e)/........................................      0.82           0.86       0.94       0.94           0.98
 Net investment income/(e)/...........................      4.50           4.49       4.50       5.01/(b)/      5.07
 Waiver/reimbursement.................................        --/(f)/      0.03       0.03       0.03           0.01
Portfolio turnover rate (%)...........................         4              5         11         19             15
Net assets, end of period (000's) ($)................. 1,577,102      1,638,527  1,837,693  1,900,366      1,955,802

--------
(a)Per share data was calculated using average shares outstanding during this period.
(b)Effective December 1, 2001, the Acquiring Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the investment advisor and/or transfer agent not waived a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits had an impact of less than 0.01%.
(f)Rounds to less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                                                   Year ended November 30,
                                                       -----------------------------------------------
                                                          2005      2004    2003      2002      2001
                                                         Class B   Class B Class B   Class B   Class B
                                                       -------     ------- ------- -------     -------
Net Asset Value -- Beginning of Period ($)............  13.51       13.60   13.16   13.13        12.80
-------------------------------------------------------------------------------------------------------
Income From Investment Operations ($):
Net investment income/(a)/............................   0.51        0.50    0.50    0.56/(b)/    0.57
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
  and futures contracts...............................  (0.02)      (0.10)   0.44    0.02/(b)/    0.32
-------------------------------------------------------------------------------------------------------
Total from Investment Operations......................   0.49        0.40    0.94    0.58         0.89
-------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders ($):
From net investment income............................  (0.51)      (0.49)  (0.50)  (0.55)       (0.56)
-------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)..................  13.49       13.51   13.60   13.16        13.13
-------------------------------------------------------------------------------------------------------
Total return (%)/(c)(d)/..............................   3.63        3.01    7.25    4.47         7.02
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/ Supplemental Data (%):
 Expenses/(e)/........................................   1.57        1.61    1.69    1.69         1.73
 Net investment income/(e)/...........................   3.75        3.74    3.75    4.26/(b)/    4.31
 Waiver/reimbursement.................................     --/(f)/   0.03    0.03    0.03         0.01
Portfolio turnover rate (%)...........................      4           5      11      19           15
Net assets, end of period (000's) ($)................. 38,193      45,168  64,990  81,766      128,813

--------
(a)Per share data was calculated using average shares outstanding during this period.
(b)Effective December 1, 2001, the Acquiring Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Had the investment advisor and/or transfer agent not waived a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits had an impact of less than 0.01%.
(f)Rounds to less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                                                 Year ended November 30,
                                                       ------------------------------------------
                                                        2005    2004    2003      2002      2001
                                                       Class C Class C Class C   Class C   Class C
                                                       ------- ------- ------- -------     -------
Net Asset Value -- Beginning of Period ($)............  13.51   13.60   13.16   13.13       12.80
--------------------------------------------------------------------------------------------------
Income From Investment Operations ($):
Net investment income/(a)/............................   0.53    0.53    0.51    0.58/(b)/   0.61
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
  and futures contracts...............................  (0.02)  (0.11)   0.45    0.02/(b)/   0.30
--------------------------------------------------------------------------------------------------
Total from Investment Operations......................   0.51    0.42    0.96    0.60        0.91
--------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders ($):
From net investment income............................  (0.53)  (0.51)  (0.52)  (0.57)      (0.58)
--------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)..................  13.49   13.51   13.60   13.16       13.13
--------------------------------------------------------------------------------------------------
Total return (%)/(c)(d)/..............................   3.78    3.17    7.41    4.63        7.18
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/ Supplemental Data (%):
 Expenses/(e)/........................................   1.42    1.46    1.54    1.54        1.58
 Net investment income/(e)/...........................   3.90    3.89    3.90    4.41/(b)/   4.47
 Waiver/reimbursement.................................   0.15    0.18    0.18    0.18        0.16
Portfolio turnover rate (%)...........................      4       5      11      19          15
Net assets, end of period (000's) ($)................. 10,396   8,699  12,450  13,165       8,468

--------
(a)Per share data was calculated using average shares outstanding during this period.
(b)Effective December 1, 2001, the Acquiring Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Had the investment advisor and/or transfer agent not waived a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits had an impact of less than 0.01%.

                                                                             Year ended November 30, 2005
                                                                             ----------------------------
                                                                                     Class Z/(a)/
                                                                             ----------------------------
Net Asset Value -- Beginning of Period ($)..................................             13.71
---------------------------------------------------------------------------------------------------------
Income From Investment Operations ($):
Net investment income/(b)/..................................................              0.13
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and futures contracts             (0.22)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations............................................             (0.09)
---------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders ($):
From net investment income..................................................             (0.13)
---------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)........................................             13.49
---------------------------------------------------------------------------------------------------------
Total return (%)/(c)(d)/....................................................             (0.63)/(e)/
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data (%):
 Expenses/(f)/..............................................................              0.57/(g)/
 Net investment income/(f)/.................................................              4.91/(g)/
 Waiver/reimbursement.......................................................                --/(g)(h)/
Portfolio turnover rate (%).................................................                 4/(e)/
Net assets, end of period (000's) ($).......................................           329,637

--------
(a)On September 16, 2005, Columbia Tax-Exempt Class Z shares commenced operations.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no or contingent deferred sales charge.
(d)Had the investment advisor and/or transfer agent not waived a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits had an impact of less than 0.01%.
(g)Annualized
(h)Rounds to less than 0.01%.

             Appendix F -- Comparison of Organizational Documents

Comparison of the Declarations of Trust of Columbia Funds Series Trust and Columbia Funds Series Trust I.

   This document highlights the material differences between the terms of the Declarations of Trust of Columbia Funds Series Trust ("CFST") (of which the Municipal Income Fund is a series) and Columbia Funds Series Trust I ("CFST I") (of which the Tax-Exempt Insured Fund and the Acquiring Fund are series).

   Shareholder voting rights: CFST's Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust's independent public accountant. CFST I's Declaration of Trust provides for the same voting rights plus the ability to vote on 1) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders, and 2) with respect to the termination of the Trust or any series or class by the shareholders.

   Shareholder meetings, quorum and voting: CFST's Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Trustees, its Chairman or the President of CFST may call shareholder meetings. A quorum is met when 33 1/3% of the shares entitled to vote are present. CFST I provides that only the Trustees may call shareholder meetings. A quorum is met when 30% of the shares entitled to vote are present. Both CFST and CFST I require a majority of shares voted to decide all matters, except that a plurality shall elect a Trustee. CFST I also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares entitled to vote of such series or class is required to decide the question.

   Notice to shareholders and proxies: Both CFST and CFST I's Declarations of Trust require that notice of shareholder meetings be sent to shareholders not less than 7 days prior to the meeting. CFST's Declaration of trust also limits the mailing of the notice to no more than 120 days before the meeting. Both allow notices to be sent by mail, fax, internet or email, however CFST's Declaration of Trust also specifically allows notices to be sent via telephone or telegram, while CFST I permits notice to be given "by facsimile or other electronic transmission." In general, both Trusts allow shares to be voted in person or by proxy. CFST limits this right where a proposal by anyone other than the Officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the Officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

   Amendment to the Declaration of Trust: Both CFST and CFST I's Trustees can amend the Declaration of Trust without shareholder approval. However, CFST I's Trustees are required to provide notice of any non-ministerial amendment to shareholders.

   Termination of the trust, series or class: CFST and any series thereof maybe terminated at any time by the Trustees with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, CFST or any series thereof may be terminated by a vote of a majority of shares entitled to vote. CFST I and any series or class thereof may also be terminated at any time by the Trustees or at any time by vote of at least 66 2/3% of the shares entitled to vote.

   Merger, consolidation or conversion: The Trustees of both CFST and CFST I have the power to cause the Trust or any series to be merged or consolidated with another trust or company. CFST I's Trustees are expressly allowed to transfer all or a substantial portion of the assets of the Trust to another trust or company. Both CFST and CFST I's Trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Only CFST Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval, although CFST I Trustees have plenary authority, and CFST I does not limit the ability of the CFST I Trustees to undertake such a transaction without shareholder approval.

   Committees: CFST has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Trustees of CFST may form or abolish other committees. CFST I does not have any standing committees, but the Trustees do have the power to form committees consisting of one or more Trustees to exercise the powers and authority of the Trustees to the extent the Trustees determine.

   Trustee removal: CFST Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares. CFST I Trustees may be removed with or without cause by majority vote of the Trustees.

   Trustee liability and indemnification: CFST Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee's official capacity,
2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

   CFST I Trustees are specifically exempted from liability for neglect of officers, agents or employees of the Trust. In addition, CFST I Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

   With respect to expenses incurred in defending Trustees, CFST Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification. CFST I's Bylaws contain similar provisions.

   Distributions: CFST I's Trustees make distributions of net income at least yearly. CFST's Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

                                                                         S98125

               COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed mergers of Columbia Florida Intermediate Municipal Bond Fund and Columbia Texas Intermediate Municipal Bond Fund, each a series of Columbia Funds Series Trust, into Columbia Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special joint meeting of shareholders to be held on September 6, 2006.

   The proposed mergers are two of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment advisor to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the mergers to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger of your Fund be approved and other conditions to the merger be satisfied, your current investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of Columbia Florida Intermediate Municipal Bond Fund and Columbia Texas Intermediate Municipal Bond Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares will receive Class A shares of the Acquiring Fund). More information on the specific details of and reasons for the mergers is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Christopher L. Wilson
                                          President and Chief Executive Officer
                                          Columbia Funds Series Trust

July 10, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 6, 2006

               COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                                      and
                COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND
                 Each a Series of Columbia Funds Series Trust

                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

To the shareholders of Columbia Florida Intermediate Municipal Bond Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Florida Intermediate Municipal Bond Fund (the "Florida Intermediate Fund"), a series of Columbia Funds Series Trust, will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Florida Intermediate Fund to, and the assumption of all of the liabilities of the Florida Intermediate Fund by, Columbia Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Florida Intermediate Fund in complete liquidation of the Florida Intermediate Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   To the shareholders of Columbia Texas Intermediate Municipal Bond Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Texas Intermediate Municipal Bond Fund (the "Texas Intermediate Fund"), a series of Columbia Funds Series Trust, will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Texas Intermediate Fund to, and the assumption of all of the liabilities of the Texas Intermediate Fund by, Columbia Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Texas Intermediate Fund in complete liquidation of the Texas Intermediate Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of each of the Florida Intermediate Fund and the Texas Intermediate Fund at the close of business on June 14, 2006 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                              By Order of the Board of Trustees,

                                              James R. Bordewick, Jr., Secretary

July 10, 2006

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                                                  Filed pursuant to Rule 497(b).
                                                            File no. 333-134446.

                          PROSPECTUS/PROXY STATEMENT
                                 June 26, 2006

                 Acquisition of the Assets and Liabilities of

               COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                                      and
                COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                        c/o Columbia Funds Series Trust
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

                       by and in Exchange for Shares of

                   COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

TABLE OF CONTENTS

I.Questions and Answers Regarding Approval of the Mergers.....................   3
II.Proposal--Merger of the Florida Intermediate Fund into the Acquiring Fund..  18
    The Proposal..............................................................  18
    Principal Investment Risks................................................  18
    Information about the Merger..............................................  20
III.Proposal--Merger of the Texas Intermediate Fund into the Acquiring Fund...  25
    The Proposal..............................................................  25
    Principal Investment Risks................................................  25
    Information about the Merger..............................................  26
IV.General....................................................................  31
    Information About the Mergers.............................................  31
    Voting Information........................................................  33
    Information about Proxies and the Conduct of the Meeting..................  33
Appendix A--Form of Agreement and Plan of Reorganization...................... A-1
Appendix B--Fund Information.................................................. B-1
Appendix C--Capitalization.................................................... C-1
Appendix D--Information Applicable to the Acquiring Fund...................... D-1
Appendix E--Financial Highlights for the Acquiring Fund....................... E-1
Appendix F--Comparison of Organizational Documents............................ F-1

   This prospectus/proxy statement (the "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 10, 2006.

   This Prospectus/Proxy statement contains information shareholders should know before voting on the following proposals:

                                                             To be voted on by
                         Proposal                            shareholders of:
                         --------                            -----------------
Proposal: Approval of the Agreement and Plan of                  Columbia
Reorganization, dated as of July 3, 2006, with respect to        Florida
the proposed acquisition of Columbia Florida Intermediate      Intermediate
Municipal Bond Fund (the "Florida Intermediate Fund" or an    Municipal Bond
"Acquired Fund"), a series of Columbia Funds Series Trust          Fund
("Series Trust"), by Columbia Intermediate Municipal Bond
Fund (the "Acquiring Fund"), a series of Columbia Funds
Series Trust I ("Trust I") (the "Agreement and Plan of
Reorganization").

Proposal: Approval of the Agreement and Plan of               Columbia Texas
Reorganization, dated as of July 3, 2006, with respect to      Intermediate
the proposed acquisition of Columbia Texas Intermediate       Municipal Bond
Municipal Bond Fund (the "Texas Intermediate Fund" or an           Fund
"Acquired Fund"), a series of Series Trust, by the Acquiring Fund, a series of Trust I (the "Agreement and
Plan of Reorganization").

   These proposals will be considered by shareholders of the Acquired Funds at a special joint meeting of shareholders of the Acquired Funds (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates transactions in which an Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to each such transaction as a "Merger." The Acquired Funds and the Acquiring Fund are referred to herein collectively as the "Funds" (or individually as a "Fund"). Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   Although the Trustees are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its merger, but shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the merger of the first Acquired Fund will take place as described in this Prospectus/Proxy Statement.

   The Acquiring Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund pursues this objective by investing primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). If the applicable Agreement and Plan of Reorganization is approved by the shareholders of an Acquired Fund and its Merger is consummated, such Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of such Acquired Fund would receive Class A shares of the Acquiring
Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by such Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated June 26, 2006, relating to this Prospectus/Proxy Statement.

  . The Prospectuses of the Acquired Funds dated November 1, 2005, as supplemented.

  . The Statement of Additional Information of the Acquired Funds dated August 1, 2005, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Funds dated March 31, 2006.

   The Acquired Funds previously have sent their annual reports to their shareholders. For a free copy of an Acquired Fund's annual report or any of the documents listed above, call 1-866-233-2079, or write to the applicable Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds' Internet site at www.columbiafunds.com. Text-only versions of an Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

   The following questions and answers provide an overview of key features of the Mergers and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about a Merger, please call 1-866-233-2079.

1. What Mergers are being proposed?

   The Board of Trustees (the "Trustees") of the Acquired Funds is recommending that each Acquired Fund be merged into the Acquiring Fund. This means that each Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger relating to an Acquired Fund is approved and completed, shareholders of such Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Mergers currently are scheduled to take place late in the third quarter of 2006.

2. Why are the Mergers being proposed?

   The Trustees recommend approval of each Merger because each Merger offers shareholders of an Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and principal investment strategies, except that Florida Intermediate Fund seeks income exempt from the Florida state intangibles tax and the Texas Intermediate Fund seeks income exempt from Texas state income tax (although there is currently no Texas individual income tax). Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Mergers, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of each Acquired Fund, after its Merger, are expected to experience net operating expense ratios that are equal to (for Class Z shares) or lower than (for Class A, B and C shares) the net operating expense ratios of such shareholders' current share class (for at least the duration of the expense limitation described below). In addition, the Acquiring Fund is a diversified fund while both of the Acquired Funds are non-diversified. In general, non-diversified funds are permitted to invest more of their assets in fewer issuers than diversified funds.

   Please review "Reasons for the Merger and Trustees' Considerations" in Sections II and III of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Mergers?

   The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Mergers. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund's most recent fiscal year (ended March 31, 2006 for each of the Acquired Funds, and ended October 31, 2005 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to one, the other or both of the proposed Mergers, based on pro forma combined net assets as of October 31, 2005.

   Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Mergers. Generally, contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Mergers will continue to apply, except that the Trustees have approved a waiver of such CDSCs for shares of either Acquired Fund purchased prior to July 3, 2006 and redeemed prior to the applicable Merger.

   Based on the expense ratios shown below, the net expense ratio of each class of shares of the Acquiring Fund (other than Class Z shares, whose net expense ratio is expected to be equal) is expected to be lower than the net expense ratio of each corresponding class of shares of each Acquired Fund. Columbia Management has undertaken to maintain these limitations through the first annual update of the Acquiring Fund's registration statement following the first anniversary of the consummation of the Mergers, after which these limitations may be modified or terminated at any time, which may cause the expense ratios of a class of shares of the Acquiring Fund to be higher than the expense ratios of the corresponding class of shares of an Acquired Fund.

Shareholder Fees
(paid directly from shareholder's investment)

Columbia Florida Intermediate Municipal Bond Fund/(1)/

                                                         Class A   Class B Class C Class Z
                                                        -------    ------- ------- -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price)..................  3.25       0.00    0.00    0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or
  redemption price)....................................  1.00/(2)/  3.00    1.00    0.00

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

Columbia Texas Intermediate Municipal Bond Fund/(1)/

                                                                 Class A   Class B Class C Class Z
                                                                -------    ------- ------- -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price)..........................  3.25       0.00    0.00    0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or net asset
  value).......................................................  1.00/(2)/  3.00    1.00    0.00

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

Columbia Intermediate Municipal Bond Fund/(1)/

                                                             Class A    Class B    Class C    Class Z
                                                            -------    -------    -------    -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price)......................  3.25       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or
  redemption price)........................................  1.00/(2)/  3.00       1.00       0.00
Redemption fee (%) (as a percentage of the amount redeemed,
  if applicable)...........................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Columbia Intermediate Municipal Bond Fund/(1)/
(pro forma combined)

                                                             Class A    Class B    Class C    Class Z
                                                            -------    -------    -------    -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price)......................  3.25       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or
  redemption price)........................................  1.00/(2)/  3.00       1.00       0.00
Redemption fee (%) (as a percentage of the amount redeemed,
  if applicable)...........................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1)A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

Columbia Florida Intermediate Municipal Bond Fund

                                             Class A Class B Class C Class Z
                                             ------- ------- ------- -------
   Management fee (%)/(1)/..................   0.55    0.55    0.55    0.55
   Distribution and service (12b-1) fees (%)   0.25    1.00    1.00    0.00
   Other expenses (%).......................   0.09    0.09    0.09    0.09
                                              -----   -----   -----   -----
   Total annual fund operating expenses (%).   0.89    1.64    1.64    0.64
   Fee waivers and/or reimbursements (%)....  (0.14)  (0.14)  (0.14)  (0.14)
                                              -----   -----   -----   -----
   Total net expenses (%)/(2)/..............   0.75    1.50    1.50    0.50

--------
(1)The Florida Intermediate Fund paid an investment advisory fee of 0.40% and an administration fee of 0.15%. The Florida Intermediate Fund's investment advisor has implemented a breakpoint schedule for the Florida Intermediate Fund's investment advisory fees. The investment advisory fees charged to the Florida Intermediate Fund will decline as Florida Intermediate Fund assets grow and will continue to be based on a percentage of the Florida Intermediate Fund's average daily assets. The breakpoint schedule for the Florida Intermediate Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.
(2)The Florida Intermediate Fund's investment advisor and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The investment advisor is entitled to recover from the Florida Intermediate Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Florida Intermediate Fund's expenses to exceed the expense limitations in effect at the time of recovery.

Columbia Texas Intermediate Municipal Bond Fund

                                             Class A Class B Class C Class Z
                                             ------- ------- ------- -------
   Management fee (%)/(1)/..................   0.55    0.55    0.55    0.55
   Distribution and service (12b-1) fees (%)   0.25    1.00    1.00    0.00
   Other expenses (%).......................   0.08    0.08    0.08    0.08
                                              -----   -----   -----   -----
   Total annual fund operating expenses (%).   0.88    1.63    1.63    0.63
   Fee waivers and/or reimbursements (%)....  (0.13)  (0.13)  (0.13)  (0.13)
                                              -----   -----   -----   -----
   Total net expenses (%)/(2)/..............   0.75    1.50    1.50    0.50

--------
(1)The Texas Intermediate Fund paid an investment advisory fee of 0.40% and an administration fee of 0.15%. The Texas Intermediate Fund's investment advisor has implemented a breakpoint schedule for the Texas Intermediate Fund's investment advisory fees. The investment advisory fees charged to the Texas Intermediate Fund will decline as Texas Intermediate Fund assets grow and will continue to be based on a percentage of the Texas Intermediate Fund's average daily assets. The breakpoint schedule for the Texas Intermediate Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

(2)The Texas Intermediate Fund's investment advisor and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The investment advisor is entitled to recover from the Texas Intermediate Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Texas Intermediate Fund's expenses to exceed the expense limitations in effect at the time of recovery.

Columbia Intermediate Municipal Bond Fund

                                              Class A Class B  Class C   Class Z
                                              ------- ------- -------    -------
Management fee (%)/(1)/......................  0.53    0.53    0.53       0.53
Distribution and service (12b-1) fees (%)....  0.20    0.85    0.85/(2)/  0.00
Other expenses (%)/(3)/......................  0.10    0.10    0.10       0.10
                                               ----    ----    ----       ----
Total annual fund operating expenses (%)/(4)/  0.83    1.48    1.48/(2)/  0.63

--------
(1)The Acquiring Fund paid a management fee of 0.46% and an administration fee of 0.07%. The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million but less than $1 billion; 0.40% for assets of $1 billion but less than $1.5 billion; 0.37% for assets of $1.5 billion but less than $3 billion; 0.36% for assets of $3 billion but less than $6 billion; and 0.35% in excess of $6 billion.
(2)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If this waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.40% and the total annual fund operating expenses for Class C shares would be 0.90% (taking into account the fee waiver discussed in footnote (4) below). This arrangement may be modified or terminated by the distributor at any time.
(3)Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.
(4)The Acquiring Fund's investment advisor has contractually agreed to bear a portion of the Acquiring Fund's expenses so that the Acquiring Fund's ordinary operating expenses (excluding any distribution and service fees, tax and interest expenses) will not exceed 0.50% until September 23, 2006. If the waiver were reflected in the table, total annual operating expenses would be 0.70% for Class A, 1.35% for Class B, 0.90% for Class C (taking into account the 12b-1 fee waiver discussed in footnote (2) above), and 0.50% for Class Z. After September 23, 2006 this arrangement may be modified or terminated by the advisor at any time.

Columbia Intermediate Municipal Bond Fund
(pro forma combined, assuming both Mergers are consummated)

                                            Class A Class B  Class C    Class Z
                                            ------- ------- -------     -------
 Management fee (%)/(1)/...................   0.52    0.52    0.52        0.52
 Distribution and service (12b-1) fees (%).   0.20    0.85    0.85/(3)/   0.00
 Other expenses (%)........................   0.10    0.10    0.10        0.10
                                             -----   -----   -----       -----
 Total annual fund operating expenses (%)..   0.82    1.47    1.47        0.62
 Fee waivers and/or reimbursements (%)/(2)/  (0.12)  (0.12)  (0.12)      (0.12)
                                             -----   -----   -----       -----
 Net expenses (%)/(2)/.....................   0.70    1.35    1.35/(3)/   0.50

--------
(1)The Acquiring Fund would pay a management fee of 0.45% and an administrative fee of 0.07%. The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million but less than $1 billion; 0.40% for assets of $1 billion but less than $1.5 billion; 0.37% for assets of $1.5 billion but less than $3 billion; 0.36% for assets of $3 billion but less than $6 billion; and 0.35% in excess of $6 billion.
(2)The Acquiring Fund's investment advisor has contractually agreed to bear a portion of the Acquiring Fund's expenses so that the Acquiring Fund's ordinary operating expenses (excluding any distribution and service fees, tax and interest expenses) do not exceed 0.50% until February 28, 2008.
(3)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If the waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.40% and the net expenses for Class C shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

   The number of Mergers that occur will affect the total Annual Fund Operating Expenses of the Acquiring Fund on a pro forma combined basis after the Mergers. The tables below present the pro forma combined Annual Fund Operating Expenses assuming in each case that one, but not both, of the Mergers are consummated.

Columbia Intermediate Municipal Bond Fund
(pro forma combined, assuming the Merger of only the Florida Intermediate Fund is consummated)

                                            Class A Class B  Class C    Class Z
                                            ------- ------- -------     -------
 Management fee (%)/(1)/...................   0.53    0.53    0.53        0.53
 Distribution and service (12b-1) fees (%).   0.20    0.85    0.85/(3)/   0.00
 Other expenses (%)........................   0.10    0.10    0.10        0.10
                                             -----   -----   -----       -----
 Total annual fund operating expenses (%)..   0.83    1.48    1.48        0.63
 Fee waivers and/or reimbursements (%)/(2)/  (0.13)  (0.13)  (0.13)      (0.13)
                                             -----   -----   -----       -----
 Net expenses (%)/(2)/.....................   0.70    1.35    1.35/(3)/   0.50

--------
(1)The Acquiring Fund would pay a management fee of 0.46% and an administrative fee of 0.07%. The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million but less than $1 billion; 0.40% for assets of $1 billion but less than $1.5 billion; 0.37% for assets of $1.5 billion but less than $3 billion; 0.36% for assets of $3 billion but less than $6 billion; and 0.35% in excess of $6 billion.
(2)The Acquiring Fund's investment advisor has contractually agreed to bear a portion of the Acquiring Fund's expenses so that the Acquiring Fund's ordinary operating expenses (excluding any distribution and service fees, tax and interest expenses) do not exceed 0.50% until February 28, 2008.
(3)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If the waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.40% and the net expenses for Class C shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

Columbia Intermediate Municipal Bond Fund
(pro forma combined, assuming the Merger of only the Texas Intermediate Fund is consummated)

                                            Class A Class B  Class C    Class Z
                                            ------- ------- -------     -------
 Management fee (%)/(1)/...................   0.53    0.53    0.53        0.53
 Distribution and service (12b-1) fees (%).   0.20    0.85    0.85/(3)/   0.00
 Other expenses (%)........................   0.09    0.09    0.09        0.09
                                             -----   -----   -----       -----
 Total annual fund operating expenses (%)..   0.82    1.47    1.47        0.62
 Fee waivers and/or reimbursements (%)/(2)/  (0.12)  (0.12)  (0.12)      (0.12)
                                             -----   -----   -----       -----
 Net expenses (%)/(2)/.....................   0.70    1.35    1.35/(3)/   0.50

--------
(1)The Acquiring Fund would pay a management fee of 0.46% and an administrative fee of 0.07%. The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million but less than $1 billion; 0.40% for assets of $1 billion but less than $1.5 billion; 0.37% for assets of $1.5 billion but less than $3 billion; 0.36% for assets of $3 billion but less than $6 billion; and 0.35% in excess of $6 billion.
(2)The Acquiring Fund's investment advisor has contractually agreed to bear a portion of the Acquiring Fund's expenses so that the Acquiring Fund's ordinary operating expenses (excluding any distribution and service fees, tax and interest expenses) do not exceed 0.50% until February 28, 2008.
(3)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If the waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.40% and the net expenses for Class C shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in an Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described the footnotes to the Annual Fund Operating Expenses tables. The Example Expenses use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  . Conversion of Class B shares to Class A shares after eight years. (Class B shares of the Acquired Funds may actually convert on a different schedule, depending on when a shareholder purchased such shares).

Example Expenses
(actual costs may be higher or lower)

Florida Intermediate Fund                                  1 Year 3 Years 5 Years 10 Years
-------------------------                                  ------ ------- ------- --------
Class A...................................................  $399   $586    $789    $1,373
Class B:            did not sell shares...................  $153   $504    $879    $1,731
                    sold all shares at end of period......  $453   $704    $879    $1,731
Class C:            did not sell shares...................  $153   $504    $879    $1,932
                    sold all shares at end of period......  $253   $504    $879    $1,932
Class Z...................................................  $ 51   $191    $343    $  785

Texas Intermediate Fund
-----------------------
Class A...................................................  $399   $584    $784    $1,362
Class B:            did not sell shares...................  $153   $502    $874    $1,721
                    sold all shares at end of period......  $453   $602    $874    $1,721
Class C:            did not sell shares...................  $153   $502    $874    $1,922
                    sold all shares at end of period......  $253   $502    $874    $1,922
Class Z...................................................  $ 51   $189    $338    $  774

Columbia Intermediate Municipal Bond Fund
-----------------------------------------
Class A...................................................  $407   $581    $771    $1,317
Class B:            did not sell shares...................  $151   $468    $808    $1,592
                    sold all shares at end of period......  $451   $668    $808    $1,592
Class C:            did not sell shares...................  $151   $468    $808    $1,768
                    sold all shares at end of period......  $251   $468    $808    $1,768
Class Z...................................................  $ 64   $202    $351    $  786

Columbia Intermediate Municipal Bond Fund
(Acquiring Fund)(pro forma combined assuming
both Mergers are completed)
----------------------------------------------------------
Class A...................................................  $394   $567    $754    $1,295
Class B:            did not sell shares...................  $137   $453    $791    $1,571
                    sold all shares at end of period......  $437   $653    $791    $1,571
Class C:            did not sell shares...................  $137   $453    $791    $1,747
                    sold all shares at end of period......  $237   $453    $791    $1,747
Class Z...................................................  $ 51   $186    $334    $  763

   The pro forma combined Example Expenses detailed above assume that all Mergers occur. The tables below present the pro forma combined Example Expenses assuming in each case that one, but not both, of the Acquired Funds approve the Merger.

Columbia Intermediate Municipal Bond Fund
(pro forma combined assuming the Merger of
only the Florida Intermediate Fund is consummated)                               1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------------- ------ ------- ------- --------
Class A.........................................................................  $394   $569    $758    $1,305
Class B:                                  did not sell shares...................  $137   $455    $796    $1,581
                                          sold all shares at end of period......  $437   $655    $796    $1,581
Class C:                                  did not sell shares...................  $137   $455    $796    $1,757
                                          sold all shares at end of period......  $237   $455    $796    $1,757
Class Z.........................................................................  $ 51   $189    $338    $  774

Columbia Intermediate Municipal Bond Fund
(pro forma combined assuming the Merger of only
the Texas Intermediate Fund is consummated)                                    1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------ ------ ------- ------- --------
Class A.......................................................................  $394   $567    $754    $1,295
Class B:                                did not sell shares...................  $137   $453    $791    $1,571
                                        sold all shares at end of period......  $437   $653    $791    $1,571
Class C:                                did not sell shares...................  $137   $453    $791    $1,747
                                        sold all shares at end of period......  $237   $453    $791    $1,747
Class Z.......................................................................  $ 51   $186    $334    $  763

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

   Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and investment policies of the Funds compare?

   The Acquired Funds and the Acquiring Fund have similar investment goals and principal investment strategies. All of the Funds seek current income exempt from federal income tax, though the Florida Intermediate Fund also seeks current income exempt from the Florida state intangibles tax. The Acquiring Fund seeks current income consistent with preservation of capital, while the Texas Intermediate Fund and the Florida Intermediate Fund seek high current income consistent with moderate fluctuation of principal. All of the Funds normally invest at least 80% of their assets in securities that pay interest exempt from federal income tax, although the Acquiring Fund is not required to invest in securities that pay interest exempt from Texas individual income tax or the Florida state intangibles tax.

   The table below shows the investment goal and principal investment strategies of each Fund. The Acquiring Fund does not plan to change its current investment goal and principal investment strategies as a result of the Merger.


                  Columbia Florida          Columbia Texas Intermediate Columbia Intermediate
           Intermediate Municipal Bond Fund     Municipal Bond Fund      Municipal Bond Fund
                   (Acquired Fund)                (Acquired Fund)         (Acquiring Fund)
           -------------------------------- --------------------------- ---------------------
Investment        .   The Florida                .   The Texas            .   The
Goal                  Intermediate                   Intermediate             Acquiring
                      Fund seeks                     Fund seeks               Fund seeks
                      high current                   high current             to provide
                      income exempt                  income exempt            investors
                      from federal                   from federal             with
                      income and                     income tax               current
                      the Florida                    consistent               income,
                      state                          with moderate            exempt from
                      intangibles                    fluctuation              federal
                      taxes                          of principal.            income tax,
                      consistent                                              consistent
                      with moderate                                           with
                      fluctuation                                             preservation
                      of principal.                                           of capital.

             Columbia Florida       Columbia Texas        Columbia
               Intermediate          Intermediate       Intermediate
              Municipal Bond        Municipal Bond     Municipal Bond
                   Fund                  Fund               Fund
              (Acquired Fund)       (Acquired Fund)    (Acquiring Fund)
           --------------------- --------------------- ----------------
Principal  .   Under normal      .   Under normal      .   The
Investment     circumstances,        circumstances,        Acquiring
Strategies     the Florida           the Texas             Fund
               Intermediate          Intermediate          invests
               Fund will             Fund will             primarily
               invest at             invest at             in a
               least 80% of          least 80% of          diversified
               its assets in         its assets in         portfolio
               securities            securities            of
               that pay              that pay              municipal
               interest              interest              securities
               exempt from           exempt from           that pay
               federal               federal               interest
               income tax            income tax            which is
               and Florida           and Texas             exempt from
               state                 individual            federal
               intangibles           income tax.           income tax
               tax. The              The Texas             (including
               Florida               Intermediate          the federal
               Intermediate          Fund also             alternative
               Fund also             normally              minimum
               normally              invests at            tax). The
               invests at            least 80% of          Acquiring
               least 80% of          its assets in         Fund
               its assets in         investment            normally
               investment            grade                 invests at
               grade                 intermediate-term     least 80%
               intermediate-term     municipal             of its net
               municipal             securities.           assets
               securities.                                 (plus any
                                 .   The Texas             borrowings
           .   The Florida           Intermediate          for
               Intermediate          Fund may              investment
               Fund may              invest up to          purposes)
               invest up to          20% of its            in
               20% of its            assets in             municipal
               assets in             debt                  securities
               debt                  securities            and mutual
               securities            that are              funds that
               that are              taxable,              invest in
               taxable,              including             municipal
               including             securities            securities.
               securities            that are
               that are              subject to        .   The
               subject to            the federal           Acquiring
               the federal           alternative           Fund may
               alternative           minimum tax.          also invest
               minimum tax.                                up to 20%
                                 .   The Texas             of its net
           .   The Florida           Intermediate          assets in
               Intermediate          Fund may              debt
               Fund may              invest up to          securities
               invest up to          10% of its            that pay
               10% of its            total assets          interest
               total assets          in municipal          that is not
               in municipal          high yield            exempt from
               high yield            debt                  federal
               debt                  securities.           income tax.
               securities.
                                 .   The Texas         .   Municipal
           .   The Florida           Intermediate          securities
               Intermediate          Fund may also         purchased
               Fund may also         engage in             by the
               engage in             repurchase,           Acquiring
               repurchase,           reverse               Fund may
               reverse               repurchase            include
               repurchase            and forward           general
               and forward           purchase              obligation
               purchase              agreements.           securities,
               agreements.           These                 revenue
               These                 investments           securities
               investments           will                  and private
               will                  generally be          activity
               generally be          short-term in         bonds. The
               short-term in         nature and            interest on
               nature and            are primarily         private
               are primarily         used to seek          activity
               used to seek          to enhance            bonds may
               to enhance            returns and           be subject
               returns and           to manage             to the
               to manage             liquidity. In         federal
               liquidity. In         addition, the         alternative
               addition, the         Texas                 minimum
               Florida               Intermediate          tax.
               Intermediate          Fund may use          Investments
               Fund may use          futures,              in private
               futures,              interest rate         activity
               interest rate         swaps, total          bonds will
               swaps, total          return swaps,         not be
               return swaps,         options and           treated as
               options and           other                 investments
               other                 derivative            in
               derivative            instruments           municipal
               instruments           to seek to            securities
               to seek to            enhance               for
               enhance               return, to            purposes of
               return, to            hedge some of         the 80%
               hedge some of         the risks of          requirement
               the risks of          its                   stated
               its                   investments           above.
               investments           in fixed
               in fixed              income            .   The
               income                securities or         Acquiring
               securities or         as a                  Fund may
               as a                  substitute            purchase
               substitute            for a                 derivative
               for a                 position in           instruments,
               position in           the                   such as
               the                   underlying            futures,
               underlying            asset.                options,
               asset.                                      swap
                                                           contracts,
                                                           and inverse
                                                           floaters,
                                                           to gain or
                                                           reduce
                                                           exposure to
                                                           particular
                                                           securities
                                                           or segments
                                                           of the
                                                           municipal
                                                           bond

   Columbia Florida      Columbia Texas        Columbia
     Intermediate         Intermediate       Intermediate
    Municipal Bond       Municipal Bond     Municipal Bond
         Fund                 Fund               Fund
    (Acquired Fund)      (Acquired Fund)    (Acquiring Fund)
  -------------------- -------------------- ----------------
  .   Normally, the    .   Normally, the      markets. The
      Florida              Texas               Acquiring
      Intermediate         Intermediate        Fund may use
      Fund's               Fund's              derivatives
      average              average             for both
      dollar-weighted      dollar-weighted     hedging and
      maturity will        maturity will       non- hedging
      be between           be between          purposes,
      three and 10         three and 10        such as to
      years.               years.              adjust the
                                               Acquiring
  .   When             .   When                Fund's
      selecting            selecting           sensitivity
      investments,         investments,        to changes
      the portfolio        the portfolio       in interest
      manager: i)          manager: i)         rates, or to
      looks at a           looks at a          offset a
      security's           security's          potential
      potential to         potential to        loss in one
      generate both        generate both       position by
      income and           income and          establishing
      price                price               an opposite
      appreciation;        appreciation;       position.
      ii) allocates        ii) allocates       The
      assets among         assets among        Acquiring
      revenue              revenue             Fund
      bonds,               bonds,              typically
      general              general             uses
      obligation           obligation          derivatives
      bonds,               bonds,              in an effort
      insured bonds        insured bonds       to achieve
      and                  and                 more
      pre-refunded         pre-refunded        efficiently
      bonds (bonds         bonds (bonds        economic
      that are             that are            exposures
      repaid before        repaid before       similar to
      their                their               those it
      maturity             maturity            could have
      date), based         date), based        achieved
      on how they          on how they         through the
      have                 have                purchase and
      performed in         performed in        sale of
      the past, and        the past, and       municipal
      on how they          on how they         securities.
      are expected         are expected
      to perform           to perform       .   In
      under current        under current        selecting
      market               market               portfolio
      conditions.          conditions.          securities
      The portfolio        The portfolio        for the
      manager may          manager may          Acquiring
      change the           change the           Fund,
      allocations          allocations          Columbia
      when market          when market          Management
      conditions           conditions           evaluates
      change; and          change; and          the
      iii) selects         iii) selects         suitability
      securities           securities           of
      using credit         using credit         available
      and structure        and structure        bonds
      analysis.            analysis.            according
      Credit               Credit               to such
      analysis             analysis             factors as
      evaluates the        evaluates the        credit-
      creditworthiness     creditworthiness     worthiness,
      of individual        of individual        maturity,
      issuers. The         issuers. The         liquidity
      portfolio            portfolio            and
      manager may          manager may          interest
      invest in            invest in            rates. It
      securities           securities           also
      with lower           with lower           determines
      credits              credits              the
      ratings if he        ratings if he        appropriate
      believes that        believes that        allocation
      the potential        the potential        of the
      for higher           for higher           Acquiring
      yield is             yield is             Fund's
      substantial          substantial          assets
      compared with        compared with        among
      the risk             the risk             various
      involved, and        involved, and        geographic
      that the             that the             regions,
      credit               credit               issuers and
      quality is           quality is           industry
      stable or            stable or            sectors.
      improving.           improving.
      Structure            Structure        .   Nearly all
      analysis             analysis             of the
      evaluates the        evaluates the        Acquiring
      characteristics      characteristics      Fund's
      of a                 of a                 investments
      security,            security,            will be of
      including its        including its        investment
      call                 call                 grade
      features,            features,            quality.
      coupons and          coupons and
      expected             expected         .   Columbia
      timing of            timing of            Management
      cash flows.          cash flows.          expects
                                                that most
                                                of the
                                                securities
                                                purchased
                                                by the
                                                Acquiring
                                                Fund will
                                                have one of
                                                the top
                                                three
                                                credit
                                                ratings.

   Columbia Florida         Columbia Texas             Columbia
     Intermediate       Intermediate Municipal       Intermediate
  Municipal Bond Fund          Bond Fund          Municipal Bond Fund
    (Acquired Fund)         (Acquired Fund)        (Acquiring Fund)
  -------------------  -------------------------  -------------------
                                                  .   The Acquiring
                                                      Fund will sell
                                                      promptly any
                                                      rated debt
                                                      securities that
                                                      are not rated
                                                      investment
                                                      grade by either
                                                      S&P or Moody's
                                                      (or determined
                                                      by Columbia
                                                      Management to
                                                      be of
                                                      investment
                                                      grade quality)
                                                      to the extent
                                                      such securities
                                                      exceed 5% of
                                                      the Acquiring
                                                      Fund's net
                                                      assets.

                                                  .   Under normal
                                                      circumstances,
                                                      the Acquiring
                                                      Fund's average
                                                      weighted
                                                      maturity will
                                                      be between five
                                                      and ten years.

   The following highlights the differences in the Funds' fundamental investment policies. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

  . The Acquiring Fund is a diversified fund while each of the Acquired Funds is a non-diversified fund. In general, non-diversified funds are permitted to invest more of their assets in fewer issuers than diversified funds. Specifically, as a fundamental policy, the Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Acquiring Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, or any applicable exemptive relief. As a non-fundamental policy, the Florida Intermediate Fund and the Texas Intermediate Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of such Acquired Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Acquired Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

  . As a matter of fundamental policy, the Acquiring Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities. The Acquiring Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such municipal securities, in which case the Acquiring Fund's investment in such entity shall be deemed to be an investment in the underlying municipal securities in the same proportion as such entity's investment in such municipal securities bears to its net assets. As a matter of fundamental policy, the Florida Intermediate Fund, under normal circumstances, will invest at least 80% of its assets in securities that pay interest exempt from federal tax, other than the federal alternative minimum tax, and Florida state intangibles tax. As a matter of fundamental policy, the Texas Intermediate Fund, under normal circumstances, will invest at least 80% of its assets that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

  . As a matter of fundamental policy, the Acquiring Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933" Act), except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquiring Fund's ability to invest in securities issued by other registered investment companies. The Florida Intermediate Fund and the Texas Intermediate Fund have an identical fundamental investment policy regarding the underwriting of securities.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase or sell real estate, except the Acquiring Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. The Florida Intermediate Fund and the Texas Intermediate Fund have a generally similar investment policy regarding real estate, except that the Acquired Funds' fundamental investment policy does not expressly permit the holding or disposal of real estate or interests in real estate merged through the exercise of rights as a holder of securities that are secured by real estate or interests therein.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts. The Florida Intermediate Fund and the Texas Intermediate Fund have a generally similar investment policy that does not explicitly reference swap contracts and other financial transactions relating to commodities.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Florida Intermediate Fund and the Texas Intermediate Fund have an identical fundamental investment policy.

  . As a matter of fundamental policy, the Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Florida Intermediate Fund and the Texas Intermediate Fund have an identical fundamental investment policy with respect to loans.

  . As a matter of fundamental policy, the Acquiring Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Florida Intermediate Fund and the Texas Intermediate Fund have an identical fundamental investment policy with respect to borrowing and senior securities.

   The following highlights the differences in the Funds' non-fundamental investment policies (policies that may be changed without a shareholder vote):

  . The Acquiring Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. Neither the Florida Intermediate Fund nor the Texas Intermediate Fund may sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or unless it segregates assets in an amount at least equal to the underlying security or asset.

  . The Acquiring Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that the Acquiring Fund may, to the extent consistent with its investment goal and policies, write covered call options and purchase and sell other options. The Florida Intermediate Fund and the Texas Intermediate Fund have no similar non-fundamental investment policy.

  . The Acquiring Fund may not purchase securities of companies for the purpose of exercising control. The Florida Intermediate Fund and the Texas Intermediate Fund have an identical non-fundamental investment policy, except that investments in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

  . The Acquiring Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act. Each of the Florida Intermediate Fund and the Texas Intermediate Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. If any Acquired Fund is purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G), it will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

   In addition to the non-fundamental investment policies described above, the Acquiring Fund is subject to the following non-fundamental policies to which the Acquired Funds are not subject:

  . The Acquiring Fund may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the investment advisor, although the Acquiring Fund does not presently intend to do so on a regular basis. To the extent that the Acquiring Fund's assets are concentrated in municipal securities payable from revenues on similar projects, the Acquiring Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

  . Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of the Acquiring Fund's total assets when added together with any taxable investments held by the Acquiring Fund.

  . The Acquiring Fund currently expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Acquiring Fund's total assets absent unusual market conditions. In the event the Acquiring Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Acquiring Fund's liquidity and the ability of the investment advisor to manage the Acquiring Fund might be adversely affected. The Acquiring Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment goals.

  . The Acquiring Fund will not invest more than 10% of its total assets in asset-backed securities.

  . The Acquiring Fund may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three rating categories by S&P, Moody's or Fitch Ratings, or if unrated, determined by the investment advisor to be of comparable quality.

  . The Acquiring Fund will only enter into repurchase agreements with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the investment advisor. The Acquiring Fund will not enter into repurchase agreements with the investment advisor or any of its affiliates. Investments by the Acquiring Fund in repurchase agreements will be, under normal market conditions, subject to the Acquiring Fund's 20% overall limit on taxable obligations.

  . The Acquiring Fund may write covered call options provided that the aggregate value of such options does not exceed 10% of the Acquiring Fund's net assets as of the time the Acquiring Fund enters into such options. The Acquiring Fund may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

  . The Acquiring Fund may invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

   For a complete list of each Fund's investment policies, see each Fund's Statement of Additional Information.

5. What class of Acquiring Fund shares will shareholders receive if a Merger occurs?

   If the Merger of an Acquired Fund occurs, shareholders will receive shares of the Acquiring Fund corresponding to the shares that they currently own in such Acquired Fund (for example, holders of Class A shares of an Acquired Fund will receive Class A shares of the Acquiring Fund). The Merger will not result in any change to shareholder rights regarding, or to the procedures for, purchases, redemptions or exchanges of shares. For more information on the Acquiring Fund's current distribution, purchase, redemption or exchange policies and procedures, see Appendix D.

6. What are the federal income tax consequences of the Mergers?

   The Mergers are expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Funds are expected to recognize a gain or loss directly as a result of the Mergers. However, because a Merger will end the tax year of an Acquired Fund, it may accelerate distributions from such Acquired Fund to shareholders. Specifically, an Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with such Acquired Fund's Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of such Acquired Fund's Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to their shareholders on or before that date.

   A portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in an Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Mergers, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Mergers?

   Columbia Management will bear the out-of-pocket expenses associated with the Mergers. Out-of-pocket expenses associated with the Mergers include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Mergers; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Mergers; (3) the legal fees and expenses incurred by the Funds in connection with the Mergers; and (4) the Trustees' fees and out-of-pocket expenses incurred in connection with the Mergers.

   The out-of-pocket expenses of a Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund, which for purposes of this Prospectus/Proxy Statement means that such costs are split between the Acquired Funds based on the number of shareholder accounts). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to the anticipated reductions in expenses borne by that Fund over the first year following the Merger. It is anticipated that Columbia Management will bear all costs associated with this Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of an Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal regarding such Acquired Fund. For each Acquired Fund, each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

 II. PROPOSAL--MERGER OF THE FLORIDA INTERMEDIATE FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Florida Intermediate Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Florida Intermediate Fund into the Acquiring Fund.

Principal Investment Risks

   What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Florida Intermediate Fund?

   The principal investment risks associated with the Acquiring Fund and the Florida Intermediate Fund generally are similar because they have similar investment goals. The actual risks of investing in each Fund depend on the securities held in their portfolio and on market conditions, both of which change over time. Both the Acquiring Fund and the Florida Intermediate Fund are subject to interest rate risk, derivative risk, and issuer risk, each of which are described below.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the

Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   Because the Fund may invest in special revenue obligations, including asset-backed securities and debt securities issued by private entities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

   In addition to the risks described above, the Acquiring Fund is also subject to management risk, market risk, structure risk, prepayment risk and certain tax-related risks, each of which is described below.

   Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal.

   Market risk means that security prices in a market, sector or industry may fall, reducing the value of a shareholder's investment. The municipal securities market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal securities holders. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows.

   Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

   Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue sources. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

   Shareholders of the Florida Intermediate Fund should note that, although the investment goals and principal investment strategies of the Acquiring Fund generally are similar to those of the Florida Intermediate Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Mergers" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Florida Intermediate Fund will receive shares of the Acquiring Fund corresponding to the shares that they currently own in the Florida Intermediate Fund (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). As compared to the Florida Intermediate Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger. The net asset value of a shareholder's current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Florida Intermediate Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Florida Intermediate Fund.

  . The Merger will not result in any changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares. The Acquiring Fund shares will bear the same sales charges (including CDSCs, if any) as the current Florida Intermediate Fund shares to the extent such charges apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Florida Intermediate Fund shares using the schedule originally applicable to such purchase. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Florida Intermediate Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Series Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Florida Intermediate Fund that the Merger would be in the best interests of the Florida Intermediate Fund's shareholders and that the interests of existing shareholders in the Florida Intermediate Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Florida Intermediate Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Series Trust at a meeting held on April 4, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

       1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

       2. various potential shareholder benefits of the Merger;

       3. the current asset level of the Florida Intermediate Fund and the combined pro forma asset level of the Acquiring Fund;

       4. the historical performance of the Florida Intermediate Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

       5. the investment goals and principal investment strategies of the Funds;

       6. that the holders of shares of the Florida Intermediate Fund (other than holders of Class Z shares, whose net expense ratio is expected to be equal) are expected to experience lower net operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

       7. Columbia Management's commitment, until the first annual update of the Acquiring Fund's registration statement occurring after the first anniversary of the Merger, to bear a portion of the Acquiring Fund's expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.50% of the Acquiring Fund's average daily net assets;

       8. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger;

       9. the potential benefits of the Merger to Columbia Management and its affiliates;

       10.various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund is part of a Massachusetts business trust;

       11.the fact that shareholders of the Florida Intermediate Fund will experience no change in shareholder services as a result of the Merger; and

       12.that the costs associated with the Merger will be borne by Columbia
          Management.

   If the Merger of the Florida Intermediate Fund is approved by shareholders, the transaction will combine the Florida Intermediate Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Florida Intermediate Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps to eliminate overlapping products. The Florida Intermediate Fund and the Acquiring Fund are both intermediate municipal bond funds. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2005 for Class A shares of the Florida Intermediate Fund and for Class A shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Florida Intermediate Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

               Columbia Florida Intermediate Municipal Bond Fund
                                (Acquired Fund)

                                    [CHART]

1996   1997    1998   1999     2000     2001   2002    2003   2004     2005
----   ----    ----   ----     ----     ----   ----    ----   ----     ----
3.53%  6.99%  5.16%  -0.90%    8.01%    4.52%  6.51%   3.60%  2.17%    1.53%

For periods shown in table:                    The Florida Intermediate Fund's year-to-date total
Best quarter: 3/rd/ quarter 2002, 3.02%        return through March 31, 2006 was -0.36%.
Worst quarter: 2/nd/ quarter 2004, -2.31%

                Columbia Intermediate Municipal Bond Fund/(1)/
                               (Acquiring Fund)

                                    [CHART]

1996   1997    1998   1999     2000     2001   2002    2003   2004     2005
----   ----    ----   ----     ----     ----   ----    ----   ----     ----
4.20%  9.10%  6.41%  -2.95%   10.19%    4.58%  7.99%   4.13%  2.54%    1.84%


For periods shown in table:                 The Acquiring Fund's year-to-date total
Best quarter: 4/th/ quarter 2000, +3.67%    return through March 31, 2006 was
Worst quarter: 2/nd/ quarter 2004, -2.44%   -0.23%.

--------
(1)The calendar year total returns shown for Class A shares include the returns of Retail A Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Fund"), the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Acquiring Fund. Retail A Share returns include returns for BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the "Boston 1784 Fund"), for periods prior to the inception of BKB Shares (June 26, 2000). Class A shares generally would have had substantially similar returns to Retail A Shares, BKB Shares and shares of the Boston 1784 Fund because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares, BKB Shares or shares of the Boston 1784 Fund.

   The following tables list the average annual total return (reflecting applicable sales charges) for the one-year, five-year and ten-year periods ended December 31, 2005 for Class A, Class B, Class C and Class Z shares of the Florida Intermediate Fund and Class A, Class B, Class C and Class Z shares of the Acquiring Fund. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. These tables are intended to provide a shareholder with some indication of the risks of investing in the Florida Intermediate Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Florida Intermediate Municipal Bond Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
Class A (%)
   Return before taxes................................. -1.79   2.96     3.74
   Return after taxes on distributions................. -1.83   2.94     3.73
   Return after taxes on distributions and sale of
     fund shares.......................................  0.03   3.08     3.79
Class B (%)
   Return before taxes................................. -2.17   2.85     3.41
Class C (%)
   Return before taxes................................. -0.28   2.82     3.40
Class Z (%)
   Return before taxes.................................  1.78   3.89     4.32
Lehman Quality Intermediate Municipal Bond Index
  (%)/(1)/.............................................  1.66   4.78     5.02
--------
(1)The Lehman Brothers Quality Intermediate Municipal Index consists of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Florida Intermediate Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

Columbia Intermediate Municipal Bond Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                  1 Year  5 Years   10 Years
                                                  ------ -------    --------
 Class A (%)
    Return Before Taxes.......................... -3.02   3.18/(1)/   4.22/(1)/
    Return After Taxes on Distributions.......... -3.04   3.15/(1)/   4.11/(1)/
    Return After Taxes on Distributions and Sale
      of Fund Shares............................. -0.70   3.25/(1)/   4.16/(1)/
 Class B (%)
    Return Before Taxes.......................... -1.76   3.50/(1)/   4.42/(1)/
 Class C (%)
    Return Before Taxes..........................  0.66   3.79/(1)/   4.56/(1)/
 Class Z (%)
    Return Before Taxes..........................  2.04   4.39/(2)/   4.86/(2)/
 Lehman Blend Index (%)/(3)/.....................  2.25   5.18        5.42
--------
(1)Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares of the Galaxy Fund (for Class A) and Retail B Shares of the Galaxy Fund (for Class B and Class C) for periods prior to November 25, 2002. The returns for Retail A Shares and Retail B Shares include the returns of BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, and the returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of BKB Shares (June 26, 2000). The returns have not been restated to reflect any differences in expenses between any of the predecessor shares and the newer classes of shares. Class A, B and C shares were initially offered on November 25, 2002.
(2)Class Z is a newer class of shares. Its performance information includes returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002 and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000. Class Z shares initially were offered on November 25, 2002.
(3)The Lehman Brothers 3-15 year Blend Municipal Bond Index ("Lehman Blend Index") is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal outstanding. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

   THE TRUSTEES OF SERIES TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Florida Intermediate Fund entitled to vote. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

   Although the Trustees are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if Florida Intermediate Fund shareholders approve the merger of the Florida Intermediate Fund, but shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Merger proposed in this proposal will take place as described in this Prospectus/Proxy Statement.

 III. PROPOSAL--MERGER OF THE TEXAS INTERMEDIATE FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Texas Intermediate Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Texas Intermediate Fund into the Acquiring Fund.

Principal Investment Risks

   What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Texas Intermediate Fund?

   The principal investment risks associated with the Acquiring Fund and the Texas Intermediate Fund generally are similar because they generally have similar investment goals and principal investment strategies. The actual risks of investing in the Acquiring Fund and the Texas Intermediate Fund depend on the securities held in their portfolio and on market conditions, both of which change over time. Both the Acquiring Fund and the Texas Intermediate Fund are subject to interest rate risk, derivative risk, and issuer risk, each of which is described below.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   Because the Fund may invest in special revenue obligations, including asset-backed securities and debt securities issued by private entities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

   In addition to the risks described above, the Acquiring Fund is also subject to management risk, market risk, structure risk, prepayment risk and certain tax-related risks, each of which is described below.

   Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal.

   Market risk means that security prices in a market, sector or industry may fall, reducing the value of a shareholder's investment. The municipal securities market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal securities holders. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows.

   Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

   Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue sources. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

   Shareholders of the Texas Intermediate Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Texas Intermediate Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Mergers" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Texas Intermediate Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Texas Intermediate Fund (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). As compared to the Texas Intermediate Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger. The net asset value of a shareholder's current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Texas Intermediate Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Texas Intermediate Fund.

  . The Merger will not result in any changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares. The Acquiring Fund shares will bear the same sales charges (including CDSCs, if any) as the current Texas Intermediate Fund shares to the extent such charges apply, and for the purposes of determining the CDSC applicable to any redemption and/or conversion of

     Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Texas Intermediate Fund shares using the schedule originally applicable to such purchase. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Texas Intermediate Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Series Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Texas Intermediate Fund that the Merger would be in the best interests of the Texas Intermediate Fund's shareholders and that the interests of existing shareholders in the Texas Intermediate Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Texas Intermediate Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Series Trust at a meeting held on April 4, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

       1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

       2. various potential shareholder benefits of the Merger;

       3. the current asset level of the Texas Intermediate Fund and the combined pro forma asset level of the Acquiring Fund;

       4. the historical performance of the Texas Intermediate Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

       5. the investment goals and principal investment strategies of the Funds;

       6. that holders of shares of the Texas Intermediate Fund (other than holders of Class Z shares, whose net expense ratio is expected to be equal) are expected to experience lower net operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

       7. Columbia Management's commitment, until the first annual update of the Fund's registration statement occurring after the first anniversary of the Merger, to bear a portion of the Acquiring Fund's expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) will not exceed 0.50% of the Acquiring Fund's average net assets;

       8. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger;

       9. the potential benefits of the Merger to Columbia Management and its affiliates;

       10.various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund is part of a Massachusetts business trust;

       11.the fact that shareholders of the Texas Intermediate Fund will experience no change in shareholder services as a result of the Merger; and

       12.that the costs associated with the Merger will be borne by Columbia
          Management.

   If the Merger of the Texas Intermediate Fund is approved by shareholders, the transaction will combine the Texas Intermediate Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Texas Intermediate Fund. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Texas Intermediate Fund and the Acquiring Fund are both intermediate municipal bond funds. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The tables below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2005 for Class A shares of the Texas Intermediate Fund and for Class A shares of the Acquiring Fund. The tables should give a shareholder a general idea of how the Texas Intermediate Fund's and the Acquiring Fund's returns have varied from year to year. The tables include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                       Texas Intermediate Fund (Class A)
                                (Acquired Fund)

                                    [CHART]

 1996   1997    1998    1999   2000   2001    2002   2003    2004     2005
 ----   ----    ----    ----   ----   ----    ----   ----    ----     ----
 3.44%  6.91%   5.20%  -1.40%  8.26%  4.72%   7.06%  4.58%   2.87%    1.77%


For periods shown in table:                 The Texas Intermediate Fund's
Best quarter: 3/rd/ quarter 2002, 3.25%     year-to-date total return through
Worst quarter: 2/nd/ quarter 2004, -1.95%   March 31, 2006 was -0.26.

           Columbia Intermediate Municipal Bond Fund/(1)/ (Class A)
                               (Acquiring Fund)

                                    [CHART]

1996   1997    1998   1999     2000     2001   2002    2003   2004     2005
----   ----    ----   ----     ----     ----   ----    ----   ----     ----
4.20%  9.10%  6.41%  -2.95%   10.19%    4.58%  7.99%   4.13%  2.54%    1.84%


For periods shown in table:                 The Acquiring Fund's year-to-date
Best quarter: 4/th/ quarter 2000, +3.67%    total return through March 31,
Worst quarter: 2/nd/ quarter 2004, -2.44%   2006 was -0.23%.

--------
(1)The calendar year total returns shown for Class A shares include the returns of Retail A Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Fund"), the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Acquiring Fund. Retail A Share returns include returns for BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the "Boston 1784 Fund"), for periods prior to the inception of BKB Shares (June 26, 2000). Class A shares generally would have had substantially similar returns to Retail A Shares, BKB Shares and shares of the Boston 1784 Fund because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares, BKB Shares or shares of the Boston 1784 Fund.

   The following tables list the average annual total return (reflecting applicable sales charges) for the one-year, five-year and ten-year periods ended December 31, 2005 for Class A, Class B, Class C and Class Z shares of the Texas Intermediate Fund and Class A, Class B, Class C and Class Z shares of the Acquiring Fund. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. These tables are intended to provide a shareholder with some indication of the risks of investing in the Texas Intermediate Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Texas Intermediate Municipal Bond Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
Class A (%)
   Return before taxes................................. -1.53   3.51     3.96
   Return after taxes on distributions................. -1.69   3.45     3.92
   Return after taxes on distributions and sale of
     fund shares.......................................  0.44   3.58     4.00
Class B (%)
   Return before taxes................................. -1.98   3.41     3.64
Class C (%)
   Return before taxes................................. -0.04   3.41     3.61
Class Z (%)
   Return before taxes.................................  1.93   4.44     4.55
Lehman Quality Intermediate Municipal Bond Index
  (%)/(1) /............................................  1.66   4.78     5.02
--------
(1) The Lehman Brothers Quality Intermediate Municipal Index consists of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Texas Intermediate Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

Columbia Intermediate Municipal Bond Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                  1 Year  5 Years   10 Years
                                                  ------ -------    --------
Class A (%)
   Return Before Taxes........................... -3.02   3.18/(1)/   4.22/(1)/
   Return After Taxes on Distributions........... -3.04   3.15/(1)/   4.11/(1)/
   Return After Taxes on Distributions and Sale
     of Fund Shares.............................. -0.70   3.25/(1)/   4.16/(1)/
Class B (%)
   Return Before Taxes........................... -1.76   3.50/(1)/   4.42/(1)/
Class C (%)
   Return Before Taxes...........................  0.66   3.79/(1)/   4.56/(1)/
Class Z (%)
   Return Before Taxes...........................  2.04   4.39/(2)/   4.86/(2)/
Lehman Blend Index (%)/(3)/......................  2.25   5.18        5.42
--------
(1)Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares of the Galaxy Fund (for Class A) and Retail B Shares of the Galaxy Fund (for Class B and Class C) for periods prior to November 25, 2002. The returns for Retail A Shares and Retail B shares include the returns of BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, and the returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of BKB Shares (June 26, 2000). The returns have not been restated to reflect any differences in expenses between any of the predecessor shares and the newer classes of shares. Class A, B and C shares were initially offered on November 25, 2002.
(2)Class Z is a newer class of shares. Its performance information includes returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002 and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000. Class Z shares initially were offered on November 25, 2002.
(3)The Lehman Brothers 3-15 year Blend Municipal Bond Index ("Lehman Blend Index") is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal outstanding. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

   THE TRUSTEES OF SERIES TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Texas Intermediate Fund entitled to vote. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

   Although the Trustees are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if Texas Intermediate Fund shareholders approve the merger of the Texas Intermediate Fund, but shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Merger proposed in this proposal will take place as described in this Prospectus/Proxy Statement.

                                  IV. GENERAL

Information About the Mergers

  Terms of the Agreements and Plans of Reorganization

   If approved by the shareholders of an Acquired Fund, its Merger is expected to occur late in the third quarter of 2006. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of the Acquired Funds and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the third quarter of 2006).

  . The shares of each class of the Acquiring Fund received by an Acquired Fund will be distributed to the shareholders of the corresponding class of such Acquired Fund pro rata in accordance with their percentage ownership of such class of shares of such Acquired Fund in complete liquidation of such Acquired Fund.

  . After the Merger, each Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . Each Merger requires approval by the applicable Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Series Trust and the Trustees of Trust I.

   Shareholders should be aware that the Mergers as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of a Merger, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

  Federal Income Tax Consequences

   The Mergers are intended to be tax-free reorganizations for federal income tax purposes. For each Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Funds, the Acquiring Fund, Series Trust and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt income, investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

   A portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Voting Information

   The Trustees are soliciting proxies from the shareholders of each Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 6, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 10, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,836 and $4,562 for the Florida Intermediate Fund and the Texas Intermediate Fund, respectively.

   Voting Process. Shareholders can vote in any one of the following ways:

       a. By mail, by filling out and returning the enclosed Proxy Card;

       b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

       c. In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of an Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the applicable proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of his Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers or inspectors of election for the Meeting (the "Tellers"). Thirty-three and one-third percent (33 1/3%) of the shares of each Acquired Fund entitled to vote on June 14, 2006, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposals. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Funds' principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of shares of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

   Adjournments; Other Business. If an Acquired Fund has not received enough votes by the time of the Meeting to approve its proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of a proposal. They will vote against any such adjournment any proxy that directs them to vote against a proposal. They will not vote any proxy that directs them to abstain from voting on a proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Funds intends to present or knows that others will present is the proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of an Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

           Appendix A--Form of Agreement and Plan of Reorganization

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July 3, 2006, is by and among Columbia Funds Series Trust (the "Trust"), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), Columbia Funds Series Trust I (the "Acquiring Trust"), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

   This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

         (a)Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

         (b)Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

         (c)Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

    1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4. With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2. VALUATION.

    2.1. For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

    2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1. The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

    3.2. The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

    3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

    3.4. At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

    3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1. Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

         (a)The Acquired Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b)The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

         (c)The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

         (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

         (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

         (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

         (g)Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

         (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

         (i)The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.

            The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

         (j)Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

         (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

         (l)The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

         (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

         (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

         (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

         (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired

            Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

         (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

         (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

    4.2. Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

         (a)The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

         (b)The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

         (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

         (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e)The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

         (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

         (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

         (h)Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

         (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

         (j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

         (k)Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

         (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

         (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

         (n)The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

         (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

         (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

    5.1. Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2. Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3. In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4. The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5. Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

    5.6. Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

   The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

         (a)The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

         (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

         (c)The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

         (d)The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

         (e)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

         (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

         (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
            5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

         (h)The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

         (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

   The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1. The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2. The Acquiring Fund shall have received a favorable opinion of Morrison & Foerster LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

         (a)The Acquired Trust is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquired Trust;

         (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

         (c)The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

         (d)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

         (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

         (f)Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

         (g)The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

         (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

    7.3. Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date.

    7.4. The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5. The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

    8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state

         "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

         (a)The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

         (c)No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

         (d)The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

         (e)The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

         (f)No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

         (g)The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

         (h)The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefor were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

         (i)The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

    8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated, except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund's shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1.Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

    11.1.This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

         (a)of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b)a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c)any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

            If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

    11.2.If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

    14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3.This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5.A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                              COLUMBIA FUNDS SERIES TRUST,
                                              on behalf of each Acquired Fund

                                              By:
                                                  ------------------------------
                                                  Name: Christopher L. Wilson
                                                  Title: President

                                              ATTEST:

                                              By:
                                                  ------------------------------
                                                  Name: James R. Bordewick, Jr.
                                                  Title: Secretary

                                              COLUMBIA FUNDS SERIES TRUST I,
                                              on behalf of each Acquiring Fund

                                              By:
                                                  ------------------------------
                                                  Name: Christopher L. Wilson
                                                  Title: President

                                              ATTEST:

                                              By:
                                                  ------------------------------
                                                  Name: James R. Bordewick, Jr.
                                                  Title: Secretary

                                              Solely for purposes of Paragraph
                                              9.2 of theAgreement

                                              COLUMBIA MANAGEMENT ADVISORS, LLC

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                   EXHIBIT A

                                   * * * * *

            Acquired Fund                           Acquiring Fund
           (Share Classes)                          (Share Classes)
           ---------------                          ---------------
Columbia Florida Intermediate            Columbia Intermediate Municipal Bond
Municipal Bond Fund                      Fund
   A                                        A
   B                                        B
   C                                        C
   Z                                        Z
Columbia Texas Intermediate Municipal    Columbia Intermediate Municipal Bond
Bond Fund                                Fund
   A                                        A
   B                                        B
   C                                        C
   Z                                        Z

                                   * * * * *

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

                                   * * * * *

Acquired Fund                                     Share Class Authorized Capital
-------------                                     ----------- ------------------
Columbia Florida Intermediate Municipal Bond Fund      A          Unlimited
                                                       B          Unlimited
                                                       C          Unlimited
                                                       Z          Unlimited
Columbia Texas Intermediate Municipal Bond Fund..      A          Unlimited
                                                       B          Unlimited
                                                       C          Unlimited
                                                       Z          Unlimited

                                   * * * * *

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

                                   * * * * *

Acquiring Fund                            Share Class Authorized Capital
--------------                            ----------- ------------------
Columbia Intermediate Municipal Bond Fund      A          Unlimited
                                               B          Unlimited
                                               C          Unlimited
                                               G          Unlimited
                                               T          Unlimited
                                               Z          Unlimited

                                   * * * * *

                        Appendix B -- Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

   For each class of shares of each Acquired Fund that is entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                                 Number of Shares
                                             Outstanding and Entitled
           Fund                       Class          to Vote
           ----                      ------- ------------------------
           Florida Intermediate Fund Class A       4,292,708.010
                                     Class B         766,411.847
                                     Class C         631,913.650
                                     Class Z      18,649,289.694
           Texas Intermediate Fund.. Class A         715,267.886
                                     Class B          37,389.493
                                     Class C          25,370.059
                                     Class Z      17,603,685.142

Ownership of Shares

   As of May 31, 2006, Series Trust believes that, as a group, the Trustees and officers, as the case may be, of the Florida Intermediate Fund and the Texas Intermediate Fund owned less than one percent of each class of shares of the Florida Intermediate Fund and the Texas Intermediate Fund, respectively. As of June 29, 2006, Bank of America, N.A. may be deemed to have "beneficially" owned 73.435% of the Florida Intermediate Fund's outstanding shares, 94.425% of the Texas Intermediate Fund's outstanding shares and 90.260% of the Acquiring Fund's outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a "controlling person." A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. The address of Bank of America, N.A. is: 411
N. Akard Street, TX1-945-06-07, Dallas, Texas 75201. Bank of America Corporation, a publicly-traded financial services corporation, is the parent company of Bank of America, N.A. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                                             Percentage of
                                                                                              Outstanding
                                                                   Number of  Percentage of Shares of Class
                                                                  Outstanding  Outstanding    Owned Upon
                                                                   Shares of    Shares of   Consummation of
Fund and Class          Name and Address of Shareholder           Class Owned  Class Owned   All Mergers*
-------------- -------------------------------------------------  ----------- ------------- ---------------
Florida Intermediate Fund
   Class A     MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE  228,844.850      5.33%          2.13%
               SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE
               TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

   Class B     MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE  140,754.151     18.37%         10.05%
               SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE
               TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

   Class C     MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE  416,317.678     65.48%         29.87%
               SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE
               TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

                                                                                                Percentage of
                                                                                                 Outstanding
                                                                    Number of    Percentage of Shares of Class
                                                                   Outstanding    Outstanding    Owned Upon
                                                                    Shares of      Shares of   Consummation of
Fund and Class          Name and Address of Shareholder            Class Owned    Class Owned   All Mergers*
-------------- -------------------------------------------------  -------------- ------------- ---------------
               PERSHING LLC                                           34,487.357      5.42%         2.47%
               P.O. BOX 2052
               JERSEY CITY NJ 07303-2052

               NFS LLC                                                35,596.304      5.60%         2.55%
               RICHARD M CAMPBELL TRUST
               PO BOX 656
               BOCA GRANDE FL 33921-0656

   Class Z     BANK OF AMERICA NA                                 17,914,852.407     95.84%         7.86%
               ATTN JOAN WRAY
               411 N AKARD ST
               DALLAS TX 75201-3307

Texas Intermediate Fund
   Class A     MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE     244,204.344     33.86%         2.21%
               SOLE BENEFIT OF ITS CUSTOMERS
               ATTENTION SERVICE TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

               SOUTHWEST SECURITIES                                   47,070.015      6.53%         0.43%
               P.O. BOX 509002
               DALLAS TX 75250-9002

               NFS LLC FEBO                                           43,030.948      5.97%         0.39%
               AUDREY P DAY TRUST
               140 FOX GLEN DR
               NAPLES FL 34104-5100

   Class B     MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE       4,585.472     12.27%         0.32%
               SOLE BENEFIT OF ITS CUSTOMERS
               ATTENTION SERVICE TEAM
               4800 DEER LAKE DR E FL 3
               JACKSONVILLE FL 32246-6484

               NFS LLC                                                 5,786.603     15.48%         0.40%
               JAMES R BLACK
               DAGMAR BLACK
               4805 KERRVILLE DR
               CRP CHRISTI TX 78413-6105

               NFS LLC                                                 3,762.935     10.07%         0.26%
               A J BAXTER
               MARIANNE P BAXTER
               4300 CASA BLANCA DR
               GEORGETOWN TX 78628-1610

               NFS LLC                                                 2,898.551      7.75%         0.20%
               THOMAS W NABORS
               2603 JONES ROAD
               AUSTIN TX 78745-2696

                                                                                                Percentage of
                                                                                                 Outstanding
                                                                    Number of    Percentage of Shares of Class
                                                                   Outstanding    Outstanding    Owned Upon
                                                                    Shares of      Shares of   Consummation of
Fund and Class          Name and Address of Shareholder            Class Owned    Class Owned   All Mergers*
-------------- -------------------------------------------------  -------------- ------------- ---------------

               NFS LLC                                                 2,642.501      7.07%         0.18%
               CARSON M GASPARD
               MARY EILEEN GASPARD
               CHRISTOPHER LEE GASPARD
               3107 PGA BLVD
               NAVARRE FL 32566-8861

               LPL FINANCIAL SERVICES                                  6,227.588     16.66%         0.43%
               9785 TOWNE CENTRE DRIVE
               SAN DIEGO CA 92121-1968

               NFS LLC                                                 5,512.258     14.74%         0.38%
               THOMAS H LYON
               ESTELLA P LYON
               126 DIAMOND POINT DR
               MABANK TX 75156-9141

               FIRST CLEARING, LLC                                     3,090.658      8.27%         0.21%
               MARIE A BJERREGAARD REV
               LIVING TRUST
               777 E SOUTH TEMPLE # 7H
               SALT LAKE CITY UT 84102-1271

   Class C     CITIGROUP GLOBAL MARKETS, INC.                          3,323.909     13.10%         0.23%
               ATTN: PETER BOOTH 7TH FLOOR
               333 W 34TH ST
               NEW YORK NY 10001-2402

               LPL FINANCIAL SERVICES                                 20,167.104     79.49%         1.40%
               9785 TOWNE CENTRE DRIVE
               SAN DIEGO CA 92121-1968

   Class Z     BANK OF AMERICA NA                                 17,355,162.589     98.59%         7.41%
               ATTN JOAN WRAY
               411 N AKARD ST DALLAS TX 75201-3307

Columbia Intermediate Municipal Bond Fund

   Class A     WILBRANCH & CO                                        300,573.624      5.17%         2.77%
               ATTN MUTUAL FUNDS
               PROCESSING
               PO BOX 2887
               WILSON NC 27894-2887

               MERRILL LYNCH PIERCE                                  440,709.552      7.59%         4.07%
               FENNER & SMITH FOR THE SOLE
               BENEFIT OF ITS CUSTOMERS
               ATTN FUND
               ADMINISTRATION
               DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

                                                                                                 Percentage of
                                                                                                  Outstanding
                                                                     Number of    Percentage of Shares of Class
                                                                    Outstanding    Outstanding    Owned Upon
                                                                     Shares of      Shares of   Consummation of
Fund and Class          Name and Address of Shareholder             Class Owned    Class Owned   All Mergers*
-------------- -------------------------------------------------  --------------- ------------- ---------------

   Class B     MERRILL LYNCH PIERCE                                    68,226.302     11.33%          4.84%
               FENNER & SMITH FOR THE SOLE
               BENEFIT OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION
               DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

   Class C     MERRILL LYNCH PIERCE                                   312,196.084     42.19%         22.20%
               FENNER & SMITH FOR THE SOLE
               BENEFIT OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION
               DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

   Class Z     BANK OF AMERICA NA                                 182,305,594.239     94.25%         79.44%
               ATTN JOAN WRAY
               411 N AKARD ST DALLAS TX
               75201-3307

--------
*  Percentage owned assuming completion of all Mergers on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Columbia Florida Intermediate Municipal Bond Fund, the Columbia Texas Intermediate Municipal Bond Fund and the Columbia Intermediate Municipal Bond Fund as of October 31, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Columbia Florida Intermediate Municipal Bond Fund and the Columbia Texas Intermediate Municipal Bond Fund by the Columbia Intermediate Municipal Bond Fund at net asset value as of that date:

                            Columbia     Columbia
                            Florida       Texas
                          Intermediate Intermediate    Columbia                    Columbia
                           Municipal    Municipal    Intermediate                Intermediate
                           Bond Fund    Bond Fund   Municipal Bond              Municipal Bond
                           (Acquired    (Acquired   Fund (Acquiring  Pro Forma  Fund Pro Forma
                             Fund)        Fund)          Fund)      Adjustments Combined/(1)/
                          ------------ ------------ --------------- ----------- --------------
Class A
Net asset value.......... $ 51,649,494 $  7,794,013 $   70,711,471   $      --  $  130,154,978
Shares outstanding.......    4,967,211      768,790      6,858,396      29,616      12,624,013
Net asset value per share $      10.40 $      10.14 $        10.31              $        10.31
Class B
Net asset value.......... $  9,922,235 $    390,169 $    7,039,593   $      --  $   17,351,997
Shares outstanding.......      953,739       38,473        682,766       8,021       1,682,999
Net asset value per share $      10.40 $      10.14 $        10.31              $        10.31
Class C
Net asset value.......... $  8,025,018 $    308,579 $    8,317,820   $      --  $   16,651,417
Shares outstanding.......      770,501       30,417        806,761       7,384       1,615,063
Net asset value per share $      10.42 $      10.14 $        10.31              $        10.31
Class G
Net asset value.......... $         -- $         -- $      457,878   $      --  $      457,878
Shares outstanding.......           --           --         44,410                      44,410
Net asset value per share $         -- $         -- $        10.31              $        10.31
Class T
Net asset value.......... $         -- $         -- $   17,261,241   $      --  $   17,261,241
Shares outstanding.......           --           --      1,674,201                   1,674,201
Net asset value per share $         -- $         -- $        10.31              $        10.31
Class Z
Net asset value.......... $227,081,827 $192,051,766 $2,063,124,147   $      --  $2,482,257,740
Shares outstanding.......   21,833,977   18,941,295    200,105,948    (122,159)    240,759,061
Net asset value per share $      10.40 $      10.14 $        10.31              $        10.31

--------
(1)Assumes the Merger was consummated on October 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Intermediate Municipal Bond Fund will be received by the shareholders of the Columbia Florida Intermediate Municipal Bond Fund and the Columbia Texas Intermediate Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Intermediate Municipal Bond Fund that actually will be received on or after such date.

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund. As used in this Appendix D, the term "Fund" refers to the Acquiring Fund.

                               HOW TO BUY SHARES

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives purchase requests in "good form," shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect a shareholder's order. For example, "good form" may mean that a shareholder has properly placed an order with a financial advisor or the Fund's transfer agent has received a completed application, including all necessary signatures. The USA Patriot Act may require the Fund to obtain certain personal information which will be used to verify a shareholder's identity. If a shareholder does not provide the information, the Fund may not be able to open the account. If the Fund is unable to verify customer information, it reserves the right to close an account or take such other steps as it deems reasonable.

Initial Investment Minimums:

   The initial investment minimum for the purchase of Class A, B and C shares is $1,000. For investors establishing an automatic investment plan, the initial investment minimum is $50. For participants in certain retirement plans, the initial investment minimum is $25. There is no minimum initial investment for wrap accounts. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method             Instructions
------             ------------
Through a          A financial advisor can help establish an account and buy
financial advisor  Fund shares on a shareholder's behalf. To receive the current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                   Eastern time. A financial advisor may charge fees for executing the purchase.

By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in an account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund to Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By exchange        A shareholder or a financial advisor may acquire shares of the Fund by exchanging shares in a different fund distributed by Columbia Management Distributors, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire Shares of the Fund may be purchased by wiring money from a bank account to the Fund account. To wire funds to the Fund account, call 1-800-422-3737 for wiring instructions.

Method           Instructions
------           ------------
By electronic    Shares of the Fund may be purchased by electronically
funds transfer   transferring money from a bank account to the Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to a telephone request. Be sure to complete the appropriate section of the application.

Automatic        Monthly or quarterly investments may be made automatically investment plan  from a bank account to the Fund account. Pre-authorized amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar Shares of the Fund may be purchased for an account by
cost averaging   exchanging $100 or more each month from another fund for
                 shares of the same class of the Fund at no additional cost.
                 Exchanges will continue so long as the Fund balance is sufficient to complete the transfers. This program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

By dividend      Dividends distributed by another fund may be automatically diversification  invested into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if exchanging from a money market fund. To invest dividends in the Fund, call 1-800-345-6611.

                                 SALES CHARGES

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) when selling, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

Choosing a Share Class

   The Fund offers six classes of shares--Class A, Class B, Class C, Class G, Class T and Class Z. Classes A, B, C and Z are discussed here. Classes G and T are offered in a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder is willing to invest. Based on a shareholder's individual situation, a financial advisor can help decide which class of shares is most appropriate. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. The Fund offers Class Z shares exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Class A Shares

   Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of an initial investment when opening an account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of an account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges:

                                                           % of offering price
                           As a % of the public As a % of      retained by
Amount purchased              offering price    investment  financial advisor
----------------           -------------------- ---------- -------------------
Less than $100,000........         3.25            3.36           3.00
$100,000 to less than
  $250,000................         2.50            2.56           2.25
$250,000 to less than
  $500,000................         2.00            2.04           1.75
$500,000 to less than
  $1,000,000..............         1.50            1.52           1.25
$1,000,000 or more........         0.00            0.00           0.00

   Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

                Amount purchased                    Commission %
                ----------------                    ------------
                Less than $3 million...............     1.00
                $3 million to less than $50 million     0.50
                $50 million or more................     0.25

   For certain group retirement plans, financial advisors will receive a 1.00% commission from the distributor on all purchases less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or other distributions are not subject to a CDSC. When an order is placed to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those shares that have been held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include a spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with a shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

C. How does a shareholder obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depend on how an account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify a financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receive discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time the shareholder purchases shares.

D. How does a shareholder obtain more information about breakpoint discounts?

   Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisors or certain retirement plans, certain shareholders of funds that were reorganized into the Funds as well as investors using the proceeds of redemptions of Fund shares or of certain

Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B Shares

   Purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $50,000:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      3.00
                     Through second year......      3.00
                     Through third year.......      2.00
                     Through fourth year......      1.00
                     Through fifth year.......      0.00
                     Through sixth year.......      0.00
                     Longer than six years....      0.00

   Commission to financial advisors is 2.75%.

   Automatic conversion to Class A shares occurs eight years after purchase.

Class C Shares

   Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, they may be sold at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Shares Charges:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      1.00
                     Longer than one year.....      0.00

                          CLASS Z ELIGIBLE INVESTORS

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs"), for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of a Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

  . Any employee (or family member of an employee) of Bank of America corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

   The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                            HOW TO EXCHANGE SHARES

   A shareholder may exchange shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, these shares may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder has owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

                              HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after a request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 10 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method      Instructions
------      ------------
Through a A financial advisor may be contacted to place a sell order. To financial receive the current trading day's price, the financial advisor advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

By exchange A shareholder or the shareholder's financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

Method          Instructions
------          ------------
By telephone    A shareholder or the shareholder's financial advisor may sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling
                1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder does not need to set up this feature in advance of the call.
                Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

By mail Shareholder may send a signed letter of instruction or, if applicable, stock power form along with any share certificates to be sold to the address below. In the letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail the letter of instruction to Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to the shareholder's bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic   A shareholder may automatically sell a specified dollar amount withdrawal plan or percentage of an account on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. The $5,000 minimum account balance requirement has been waived for wrap accounts.
                This feature is not available if the shares are held in
                certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic   A shareholder may sell shares of the Fund and request that the
Funds transfer  proceeds be electronically transferred to the shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

                     FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Columbia Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Columbia Funds' shares.

   Each Columbia Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Columbia Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Columbia Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Columbia Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Columbia Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Columbia Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Columbia Funds are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Columbia Fund followed by an exchange out of the Columbia Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an advisor, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Columbia Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

   Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers") have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

   The Columbia Funds seek to act in a manner that they believe is consistent with the best interests of Columbia Fund shareholders in making any judgments regarding market timing. Neither the Columbia Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                         DISTRIBUTION AND SERVICE FEES

12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee may equal up to 0.20% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.65% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Fund's Class C share distribution fee so that the distribution and service fees will not exceed 0.40% annually. This arrangement may be modified or terminated by the distributor at any time. Over time, these fees will reduce the return on an investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.

Additional Intermediary Compensation

   In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

                       OTHER INFORMATION ABOUT ACCOUNTS

How the Fund's Share Price Is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

   A shareholder can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." A shareholder can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees

   If an account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund. If shareholder currently holds previously issued share certificates, the shareholder will not be able to sell the shares until the certificates have been endorsed and returned to the transfer agent.

Dividends, Distributions, and Taxes

   The Fund has the potential to make the following distributions:

Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

Distribution Options

   The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the first day following the purchase payment date. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. A shareholder can choose one of the options listed in the table below for these distributions when opening an account. To change distribution option, call 1-800-345-6611.

   If a shareholder does not indicate on the application or at the time an account is established a preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

Reinvest all distributions in additional shares of the Fund

Reinvest all distributions in shares of another fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

  .   send the check to the shareholder's address of record

  .   send the check to a third party address

  .   transfer the money to a shareholder's bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences

   For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

   Each shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed for the previous year and any portion of the distribution which is exempt from state and local taxes. A shareholder's investment in the Fund may have additional personal tax implications. Please consult a tax advisor about federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                               MANAGING THE FUND

Investment Advisor

   Columbia Management Advisors, LLC ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management, a registered investment advisor, has been an investment advisor since 1995.

   On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Advisors"), merged into Columbia Management (which prior to September 30, 2005 had been known as Banc of America Capital

Management, LLC). Before September 30, 2005, Columbia Advisors was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

   For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping and other fees paid to Columbia Advisors by the Fund, amounted to 0.46% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the period ended October 31, 2005.

Portfolio Manager

   Susan Sanderson, vice president of Columbia Management, is the manager of the Fund and has managed the Fund since June 2002. Ms. Sanderson has been associated with Columbia Management or its predecessors since 1985.

   The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder's actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amount shown would be higher.

   Columbia Intermediate Municipal Bond Fund - Class A Shares

                                          Initial Hypothetical
      Maximum Sales Charge                 Investment Amount            Assumed Rate of Return
      --------------------        ------------------------------       -------------------------
              3.25%                            $10,000.00                         5%

                                                                       Hypothetical
                                   Cumulative            Cumulative      Year-End
                                     Return     Annual     Return        Balance       Annual
                                  Before Fees & Expense After Fees &   After Fees &    Fees &
Year                                Expenses     Ratio    Expenses       Expenses   Expenses/(1)/
----                              ------------- ------- ------------   ------------ ------------
1................................      5.00%     0.83%      0.78%/(2)/  $10,078.45   $  406.98
2................................     10.25%     0.83%      4.99%       $10,498.72   $   85.40
3................................     15.76%     0.83%      9.37%       $10,936.52   $   88.96
4................................     21.55%     0.83%     13.93%       $11,392.57   $   92.67
5................................     27.63%     0.83%     18.68%       $11,867.64   $   96.53
6................................     34.01%     0.83%     23.63%       $12,362.52   $  100.56
7................................     40.71%     0.83%     28.78%       $12,878.04   $  104.75
8................................     47.75%     0.83%     34.15%       $13,415.05   $  109.12
9................................     55.13%     0.83%     39.74%       $13,974.46   $  113.67
10...............................     62.89%     0.83%     45.57%       $14,557.19   $  118.41
Total Gain After Fees & Expenses                                        $ 4,557.19
Total Annual Fees & Expenses Paid                                                    $1,317.02

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and the ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

Columbia Intermediate Municipal Bond Fund - Class B Shares

                                         Initial Hypothetical
      Maximum Sales Charge                Investment Amount           Assumed Rate of Return
      --------------------        ---------------------------------  -------------------------
              0.00%                           $10,000.00                        5%

                                                                     Hypothetical
                                   Cumulative            Cumulative    Year-End
                                     Return     Annual     Return      Balance       Annual
                                  Before Fees & Expense After Fees & After Fees &    Fees &
Year                                Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                              ------------- ------- ------------ ------------ ------------
1................................      5.00%     1.48%      3.52%     $10,352.00   $  150.60
2................................     10.25%     1.48%      7.16%     $10,716.39   $  155.91
3................................     15.76%     1.48%     10.94%     $11,093.61   $  161.39
4................................     21.55%     1.48%     14.84%     $11,484.10   $  167.08
5................................     27.63%     1.48%     18.88%     $11,888.34   $  172.96
6................................     34.01%     1.48%     23.07%     $12,306.81   $  179.04
7................................     40.71%     1.48%     27.40%     $12,740.01   $  185.35
8................................     47.75%     1.48%     31.88%     $13,188.46   $  191.87
9................................     55.13%     0.83%     37.38%     $13,738.42   $  111.75
10...............................     62.89%     0.83%     43.11%     $14,311.31   $  116.41
Total Gain After Fees & Expenses                                      $ 4,311.31
Total Annual Fees & Expenses Paid                                                  $1,592.35

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and the ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Intermediate Municipal Bond Fund - Class C Shares

                                         Initial Hypothetical
      Maximum Sales Charge                Investment Amount           Assumed Rate of Return
      --------------------        ---------------------------------  -------------------------
              0.00%                           $10,000.00                        5%

                                                                     Hypothetical
                                   Cumulative            Cumulative    Year-End
                                     Return     Annual     Return      Balance       Annual
                                  Before Fees & Expense After Fees & After Fees &    Fees &
Year                                Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                              ------------- ------- ------------ ------------ ------------
1................................      5.00%     1.48%      3.52%     $10,352.00   $  150.60
2................................     10.25%     1.48%      7.16%     $10,716.39   $  155.91
3................................     15.76%     1.48%     10.94%     $11,093.61   $  161.39
4................................     21.55%     1.48%     14.84%     $11,484.10   $  167.08
5................................     27.63%     1.48%     18.88%     $11,888.34   $  172.96
6................................     34.01%     1.48%     23.07%     $12,306.81   $  179.04
7................................     40.71%     1.48%     27.40%     $12,740.01   $  185.35
8................................     47.75%     1.48%     31.88%     $13,188.46   $  191.87
9................................     55.13%     1.48%     36.53%     $13,652.69   $  198.62
10...............................     62.89%     1.48%     41.33%     $14,133.27   $  205.62
Total Gain After Fees & Expenses                                      $ 4,133.27
Total Annual Fees & Expenses Paid                                                  $1,768.44

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and the ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Intermediate Municipal Bond Fund - Class Z Shares

                                         Initial Hypothetical
      Maximum Sales Charge                Investment Amount           Assumed Rate of Return
      --------------------        ---------------------------------  -------------------------
              0.00%                           $10,000.00                        5%

                                                                     Hypothetical
                                   Cumulative            Cumulative    Year-End
                                     Return     Annual     Return      Balance       Annual
                                  Before Fees & Expense After Fees & After Fees &    Fees &
  Year                              Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
------                            ------------- ------- ------------ ------------ ------------
1................................      5.00%     0.63%      4.37%     $10,437.00    $ 64.38
2................................     10.25%     0.63%      8.93%     $10,893.10    $ 67.19
3................................     15.76%     0.63%     13.69%     $11,369.13    $ 70.13
4................................     21.55%     0.63%     18.66%     $11,865.96    $ 73.19
5................................     27.63%     0.63%     23.84%     $12,384.50    $ 76.39
6................................     34.01%     0.63%     29.26%     $12,925.70    $ 79.73
7................................     40.71%     0.63%     34.91%     $13,490.55    $ 83.21
8................................     47.75%     0.63%     40.80%     $14,080.09    $ 86.85
9................................     55.13%     0.63%     46.95%     $14,695.39    $ 90.64
10...............................     62.89%     0.63%     53.38%     $15,337.58    $ 94.60
Total Gain After Fees & Expenses                                      $ 5,337.58
Total Annual Fees & Expenses Paid                                                   $786.30

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables below are intended to help you understand the Acquiring Fund's financial performance. Information shown for Class A, B and C shares relates to the corresponding class of the predecessor fund. Information is shown for the Acquiring Fund's fiscal periods since inception for Class A, B and C shares, and for the last five fiscal periods for Class Z shares. The Acquiring Fund's fiscal periods run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund's financial statements, which, for the years ended October 31, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. The information for the periods ended October 31, 2003, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

                                                Year ended
Class A                                        October 31,       Period ended
-------                                    ---------------       October 31,
                                           2005/(a)/    2004     2003/(b)(c)/
                                           Class A     Class A     Class A
                                           --------  -------     ------------
Net asset value--beginning of period ($)..   10.72    10.65          10.54
-------------------------------------------------------------------------------
Income from investment operations ($):
Net investment income/(d)/................    0.38     0.38           0.36/(e)/
Net realized and unrealized gain (loss)
  on investments and futures contracts....   (0.33)    0.08           0.11
-------------------------------------------------------------------------------
Total from Investment Operations..........    0.05     0.46           0.47
-------------------------------------------------------------------------------
Less distributions declared to
shareholders ($)
From net investment income................   (0.39)   (0.38)         (0.36)
From net realized gains...................   (0.07)   (0.01)            --
-------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders............................   (0.46)   (0.39)         (0.36)
-------------------------------------------------------------------------------
Net asset value--end of period ($)........   10.31    10.72          10.65
-------------------------------------------------------------------------------
Total return (%)/(f)(g)/..................    0.45     4.44           4.46/(h)/
-------------------------------------------------------------------------------
Ratios to average net assets/supplemental
data (%):
Expenses/(i)/.............................    0.81     0.93           0.93/(j)/
Net investment income/(i)/................    3.67     3.62           3.61/(j)/
Waiver/reimbursement......................    0.01       --/(k)/      0.26/(j)/
Portfolio turnover rate (%)...............      21       16              9
Net assets, end of period (000's) ($).....  70,711   22,479         21,484
--------
(a)On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(c)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended
   October 31, 2003 was $0.34.

(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

                                                 Year ended
Class B                                         October 31,     Period ended
-------                                       ---------------   October 31,
                                              2005/(a)/  2004   2003/(b)(c)/
                                              Class B   Class B   Class B
                                              --------  ------- ------------
Net asset value--beginning of period ($).....  10.72     10.65     10.54
-----------------------------------------------------------------------------
Income from investment operations ($):
Net investment income/(d)/...................   0.32      0.31      0.29/(e)/
Net realized and unrealized gain (loss) on
  investments and futures contracts..........  (0.34)     0.08      0.11
-----------------------------------------------------------------------------
Total from Investment Operations.............  (0.02)     0.39      0.40
-----------------------------------------------------------------------------
Less distributions declared to shareholders ($)
From net investment income...................  (0.32)    (0.31)    (0.29)
From net realized gains......................  (0.07)    (0.01)       --
-----------------------------------------------------------------------------
Total Distributions Declared to Shareholders.  (0.39)    (0.32)    (0.29)
-----------------------------------------------------------------------------
Net asset value--end of period ($)...........  10.31     10.72     10.65
-----------------------------------------------------------------------------
Total return (%)/(f)(g)/.....................  (0.20)     3.76      3.85/(h)/
-----------------------------------------------------------------------------
Ratios to average net assets/supplemental
data (%):
Expenses/(i)/................................   1.46      1.58      1.56/(j)/
Net investment income/(i)/...................   3.02      2.98      2.99/(j)/
Waiver/reimbursement.........................   0.01      0.01      0.39/(j)/
Portfolio turnover rate (%)..................     21        16         9
Net assets, end of period (000's) ($)........  7,040     2,605     3,024

--------
(a)On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(c)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended
   October 31, 2003 was $0.27.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

                                                  Year ended
 Class C                                         October 31,     Period ended
 -------                                       ---------------   October 31,
                                               2005/(a)/  2004   2003/(b)(c)/
                                               Class C   Class C   Class C
                                               --------  ------- ------------
 Net asset value--beginning of period ($).....  10.72     10.65     10.54
 -----------------------------------------------------------------------------
 Income from investment operations ($):
 Net investment income/(d)/...................   0.36      0.36      0.34/(e)/
 Net realized and unrealized gain (loss) on
   investments and futures contracts..........  (0.33)     0.08      0.11
 -----------------------------------------------------------------------------
 Total from Investment Operations.............   0.03      0.44      0.45
 -----------------------------------------------------------------------------
 Less distributions declared to shareholders ($)
 From net investment income...................  (0.37)    (0.36)    (0.34)
 From net realized gains......................  (0.07)    (0.01)       --
 -----------------------------------------------------------------------------
 Total Distributions Declared to Shareholders.  (0.44)    (0.37)    (0.34)
 -----------------------------------------------------------------------------
 Net asset value--end of period ($)...........  10.31     10.72     10.65
 -----------------------------------------------------------------------------
 Total return (%)/(f)(g)/.....................   0.25      4.23      4.27/(h)/
 -----------------------------------------------------------------------------
 Ratios to average net assets/supplemental
 data (%):
 Expenses/(i)/................................   1.01      1.13      1.12/(j)/
 Net investment income/(i)/...................   3.47      3.42      3.41/(j)/
 Waiver/reimbursement.........................   0.46      0.45      0.82/(j)/
 Portfolio turnover rate (%)..................     21        16         9
 Net assets, end of period (000's) ($)........  8,318     3,034     1,520

--------
(a)On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(c)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended
   October 31, 2003 was $0.27.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

Class Z                                                                           Year ended October 31,
-------                                                ----------------------------------------------------------------
                                                         2005/(a)/       2004       2003/(b)(c)/           2002
                                                          Class Z       Class Z        Class Z            Class Z
                                                       ---------      -------      -----------       -------
Net asset value--beginning of period ($)..............     10.72        10.66          10.61           10.50
------------------------------------------------------------------------------------------------------------------------
Income from investment operations ($):
Net investment income.................................      0.40/(d)/    0.41/(d)/      0.40/(d)(e)/    0.38/(d)(e)(f)/
Net realized and unrealized gain (loss) on investments
and futures contracts.................................     (0.33)        0.07           0.05            0.11/(f)/
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations......................      0.07         0.48           0.45            0.49
------------------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($)
From net investment income                                 (0.41)       (0.41)         (0.40)          (0.38)
From net realized gains...............................     (0.07)       (0.01)            --              --
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders..........     (0.48)       (0.42)         (0.40)          (0.38)
------------------------------------------------------------------------------------------------------------------------
Net asset value--end of period ($)....................     10.31        10.72          10.66           10.61
------------------------------------------------------------------------------------------------------------------------
Total return (%)/(g)(h)/..............................      0.65         4.55           4.28            4.77
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data (%)
Expenses/(i)/.........................................      0.61         0.72           0.71            0.69
Net investment income/(i)/............................      3.87         3.83           3.84            3.64/(f)/
Waiver/reimbursement..................................      0.01           --/(j)/      0.21            0.20
Portfolio turnover rate (%)...........................        21           16              9              60
Net assets, end of period (000's) ($)................. 2,063,124      476,484        515,479         258,982

Class Z
-------                                                --------
                                                          2001
                                                         Class Z
                                                       -------
Net asset value--beginning of period ($)..............   10.01
-------------------------------------------------------------------
Income from investment operations ($):
Net investment income.................................    0.42/(e)/
Net realized and unrealized gain (loss) on investments
and futures contracts.................................    0.49
-------------------------------------------------------------------
Total from Investment Operations......................    0.91
-------------------------------------------------------------------
Less distributions declared to shareholders ($)
From net investment income                               (0.42)
From net realized gains...............................      --
-------------------------------------------------------------------
Total Distributions Declared to Shareholders..........   (0.42)
-------------------------------------------------------------------
Net asset value--end of period ($)....................   10.50
-------------------------------------------------------------------
Total return (%)/(g)(h)/..............................    9.23
-------------------------------------------------------------------
Ratios to average net assets/supplemental data (%)
Expenses/(i)/.........................................    0.74
Net investment income/(i)/............................    4.06
Waiver/reimbursement..................................    0.15
Portfolio turnover rate (%)...........................      88
Net assets, end of period (000's) ($)................. 252,076

--------
(a)On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(c)On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended
   October 31, 2003, 2002 and 2001 was $0.38(d), $0.36(d) and $0.41,
   respectively.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $0.00, $0.00 and 0.02%, respectively.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Rounds to less than 0.01%.

             Appendix F -- Comparison of Organizational Documents

Comparison of the Declarations of Trust of Columbia Funds Series Trust and Columbia Funds Series Trust I.

   This document highlights the material differences between the terms of the Declarations of Trust of Columbia Funds Series Trust ("Series Trust") (of which the Florida Intermediate Fund and the Texas Intermediate Fund are series) and Columbia Funds Series Trust I ("Trust I") (of which the Acquiring Fund is a series).

   Shareholder voting rights: Series Trust's Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust's independent public accountant. Trust I's Declaration of Trust provides for the same voting rights plus the ability to vote on 1) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders, and 2) with respect to the termination of the Trust or any series or class by the shareholders.

   Shareholder meetings, quorum and voting: Series Trust's Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of Series Trust may call shareholder meetings. A quorum is met when 33 1/3% of the shares entitled to vote are present. Trust I provides that only the Trustees may call shareholder meetings. A quorum is met when 30% of the shares entitled to vote are present. Both Series Trust and Trust I require a majority of shares voted to decide all matters, except that a plurality shall elect a Trustee. Trust I also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares entitled to vote of such series or class is required to decide the question.

   Notice to shareholders and proxies: Both Series Trust and Trust I's Declarations of Trust require that notice of shareholder meetings be sent to shareholders not less than 7 days prior to the meeting. Series Trust's Declaration of trust also limits the mailing of the notice to no more than 120 days before the meeting. Both allow notices to be sent by mail, fax, internet or email, however Series Trust's Declaration of Trust also specifically allows notices to be sent via telephone or telegram, while Trust I permits notice to be given "by facsimile or other electronic transmission." In general, both Trusts allow shares to be voted in person or by proxy. Series Trust limits this right where a proposal by anyone other than the Officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the Officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

   Amendment to the Declaration of Trust: Both Series Trust and Trust I's Trustees can amend the Declaration of Trust without shareholder approval. However, Trust I's Trustees are required to provide notice of any non-ministerial amendment to shareholders.

   Termination of the trust, series or class: Series Trust and any series thereof maybe terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, Series Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote. Trust I and any series or class thereof may also be terminated at any time by the Trustees or at any time by vote of at least 66 2/3% of the shares entitled to vote.

   Merger, consolidation or conversion: The Trustees of both Series Trust and Trust I have the power to cause the Trust or any series to be merged or consolidated with another trust or company. Trust I's Trustees are expressly allowed to transfer all or a substantial portion of the assets of the Trust to another trust or company. Both Series Trust and Trust I's Boards may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Only Series Trust Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval, although Trust I Trustees have plenary authority, and Trust I does not limit the ability of the Trust I Trustees to undertake such a transaction without shareholder approval.

   Committees: Series Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of Series Trust may form or abolish other committees. Trust I does not have any standing committees, but the Trustees do have the power to form committees consisting of one or more Trustees to exercise the powers and authority of the Trustees to the extent the Trustees determine.

   Trustee removal: Series Trust Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares. Trust I Trustees may be removed with or without cause by majority vote of the Trustees.

   Trustee liability and indemnification: Series Trust Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee's official capacity,
2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

   Trust I Trustees are specifically exempted from liability for neglect of officers, agents or employees of the Trust. In addition, Trust I Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

   With respect to expenses incurred in defending Trustees, Series Trust Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking,
2) the Trust has insurance for losses arising by reason of lawful advances or
3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification. Trust I's Bylaws contain similar provisions.

   Distributions: Trust I's Trustees make distributions of net income at least yearly. Series Trust's Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

                                                                         S98126

                     COLUMBIA INTERMEDIATE CORE BOND FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Intermediate Core Bond Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust, into Columbia Core Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on September 6, 2006.

   The proposed merger is one of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment advisor to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares will receive Class A shares of the Acquiring
Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Christopher L. Wilson
                                          President and Chief Executive Officer
                                          Columbia Funds Series Trust

July 10, 2006

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 6, 2006

                     COLUMBIA INTERMEDIATE CORE BOND FUND
                    A Series of Columbia Funds Series Trust

                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

To the shareholders of Columbia Intermediate Core Bond Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Intermediate Core Bond Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust, will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Core Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on June 14, 2006 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                          By Order of the Board of Trustees,

                                          James R. Bordewick Jr., Secretary

July 10, 2006

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                                                 Filed pursuant to Rule 497(b).
                                                           File no. 333-134446.

                          PROSPECTUS/PROXY STATEMENT
                                 June 26, 2006

                 Acquisition of the Assets and Liabilities of

                     COLUMBIA INTERMEDIATE CORE BOND FUND

                        c/o Columbia Funds Series Trust
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

                       by and in Exchange for Shares of

                            COLUMBIA CORE BOND FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

TABLE OF CONTENTS

I. Questions and Answers Regarding Approval of the Merger..............   3
II.Proposal--Merger of the Acquired Fund into the Acquiring Fund.......  13
    The Proposal.......................................................  13
    Principal Investment Risks.........................................  13
    Information about the Merger.......................................  15
III.General............................................................  22
    Voting Information.................................................  22
    Information about Proxies and the Conduct of the Meeting...........  22
Appendix A--Form of Agreement and Plan of Reorganization............... A-1
Appendix B--Fund Information........................................... B-1
Appendix C--Capitalization............................................. C-1
Appendix D--Information Applicable to the Acquiring Fund............... D-1
Appendix E--Financial Highlights for the Acquiring Fund................ E-1
Appendix F--Comparison of Organizational Documents..................... F-1

   This prospectus/proxy statement (the "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 10, 2006.

   This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of July 3, 2006, with respect to the proposed acquisition of Columbia Intermediate Core Bond Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust ("Series Trust"), by Columbia Core Bond Fund (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of Columbia Funds Series Trust I ("Trust I" and, together with Series Trust, each a "Trust" and collectively the "Trusts") (the "Agreement and Plan of Reorganization").

   The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks a high level of current income consistent with prudent risk of capital. The Acquiring Fund pursues this objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations of investment grade quality. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of the Acquired Fund would receive Class A shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated June 26, 2006, relating to this Prospectus/Proxy Statement.

  . The Prospectuses of the Acquired Fund dated November 1, 2005, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated August 1, 2005, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2006.

   The Acquired Fund previously has sent its annual report to its shareholders. For a free copy of the Acquired Fund's annual report or any of the documents listed above, call 1-866-233-2079, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund's Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-866-233-2079.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the third quarter of 2006.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the total operating expense ratios of such shareholders' current share class. Shareholders of the Acquired Fund may be charged higher sales loads for new purchases of Acquiring Fund Shares made after the Merger than they currently pay for new purchases of Acquired Fund Shares.

   Please review "Reasons for the Merger and Trustees' Considerations" in
Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

   The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund's most recent fiscal year (ended March 31, 2006 for the Acquired Fund and ended April 30, 2006 for the Acquiring
Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of October 31, 2005.

   Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply. Shareholders of the Acquired Fund may be charged higher sales loads for new purchases of Acquiring Fund Shares made after the Merger than they currently pay for new purchases of Acquired Fund Shares.

   Based on the expense ratios shown below, the total expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the total expense ratio of each corresponding class of shares of the Acquired Fund.

   If the Merger occurs, Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund's net asset value prior to the closing of the Merger (by approximately $0.001 per share, based on shares outstanding as of October 31, 2005). Based on the expense ratios shown below, it is projected that, after the Merger, shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately one month after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees
(paid directly from shareholder's investment)

Columbia Intermediate Core Bond Fund /(1)/

                                                            Class A   Class B Class C Class Z
                                                           -------    ------- ------- -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price).....................  3.25       0.00    0.00    0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price and net
  asset value)............................................  1.00/(2)/  3.00    1.00    0.00

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

Columbia Core Bond Fund /(1)/

                                                              Class A    Class B    Class C    Class Z
                                                             -------    -------    -------    -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price).......................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as
  a percentage of the lesser of purchase price or redemption
  price)....................................................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a percentage of the amount redeemed,
  if applicable)............................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Columbia Core Bond Fund /(1)/
(pro forma combined)

                                                             Class A    Class B    Class C    Class Z
                                                            -------    -------    -------    -------
Maximum sales charge (load) on purchases (%)
  (as a percentage of offering price)......................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or
  redemption price)........................................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a percentage of the amount redeemed,
  if applicable)...........................................    --/(3)/    --/(3)/    --/(3)/    --/(3)/

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to a shareholder's bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

Columbia Intermediate Core Bond Fund/(1)/

                                               Class A Class B Class C Class Z
                                               ------- ------- ------- -------
 Management fee (%)/(2)/......................  0.52    0.52    0.52    0.52
 Distribution and service (12b-1) fees (%)....  0.25    1.00    1.00    0.00
 Other expenses (%)...........................  0.07    0.07    0.07    0.07
                                                ----    ----    ----    ----
 Total annual fund operating expenses (%)/(3)/  0.84    1.59    1.59    0.59

--------
(1) These fees and expenses and the example below include the Acquired Fund's portion of the fees and expenses included in the assets of the Columbia Intermediate Core Bond Master Portfolio (the "Master Portfolio").
(2) The Acquired Fund paid an investment advisory fee of 0.38% and an administration fee of 0.14%. The Acquired Fund's investment advisor has implemented a breakpoint schedule for the Acquired Fund's investment advisory fees. The investment advisory fees charged to the Acquired Fund will decline as Acquired Fund assets grow and will continue to be based on a percentage of the Acquired Fund's average daily assets. The breakpoint schedule for the Acquired Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.
(3) The Acquired Fund's investment advisor and/or some of its other service providers have agreed to limit total annual operating expenses to 1.06%, 1.81%, 1.81% and 0.81%, respectively, for Class A, Class B, Class C and Class Z shares until July 31, 2007. There is no guarantee that these waivers or limitations will continue after July 31, 2007. The investment advisor is entitled to recover from the Acquired Fund any fees waived or expenses reimbursed under the limitations for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Acquired Fund's expenses to exceed the expense limitations in effect at the time of recovery. This right of recovery will not carry over to the Acquiring Fund if the Merger is approved.

Columbia Core Bond Fund

                                            Class A Class B  Class C   Class Z
                                            ------- ------- -------    -------
  Management fee (%)/(1)(2)/...............  0.53    0.53    0.53       0.53
  Distribution and service (12b-1) fees (%)  0.25    1.00    1.00/(3)/  0.00
  Other expenses (%).......................  0.13    0.13    0.13       0.13
                                             ----    ----    ----       ----
  Total annual fund operating expenses (%).  0.91    1.66    1.66/(3)/  0.66

--------
(1) The Acquiring Fund paid a management fee of 0.46% and an administration fee of 0.07%. The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million but less than $1 billion; 0.40% for assets of $1 billion but less than $1.5 billion; 0.37% for assets of $1.5 billion but less than $3 billion; 0.36% for assets of $3 billion but less than $6 billion; and 0.35% in excess of $6 billion.
(2) Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004.
(3) The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.51%. This arrangement may be modified or terminated by the distributor at any time.

Columbia Core Bond Fund
(pro forma combined)

                                            Class A Class B  Class C   Class Z
                                            ------- ------- -------    -------
  Management fee (%)/(1)/..................  0.50    0.50    0.50       0.50
  Distribution and service (12b-1) fees (%)  0.25    1.00    1.00/(2)/  0.00
  Other expenses (%).......................  0.07    0.07    0.07       0.07
                                             ----    ----    ----       ----
  Total annual fund operating expenses (%).  0.82    1.57    1.57       0.57

--------
(1) The Acquiring Fund would pay a management fee of 0.43% and an administration fee of 0.07%. The Acquiring Fund's investment advisor has implemented a breakpoint schedule for the Acquiring Fund's investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million but less than $1 billion; 0.40% for assets of $1 billion but less than $1.5 billion; 0.37% for assets of $1.5 billion but less than $3 billion; 0.36% for assets of $3 billion but less than $6 billion; and 0.35% in excess of $6 billion.
(2) The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.42%. This arrangement may be modified or terminated by the distributor at any time.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  . Conversion of Class B shares to Class A shares after eight years. (Class B Shares of the Acquired Fund may actually convert on a different schedule, depending on when a shareholder purchased such shares.)

Example Expenses
(actual costs may be higher or lower)

Columbia Intermediate Core Bond Fund            1 Year 3 Years 5 Years 10 Years
------------------------------------            ------ ------- ------- --------
Class A:.......................................  $408   $584    $ 776   $1,328
Class B: did not sell shares...................  $162   $502    $ 866   $1,688
         sold all shares at end of period......  $462   $702    $ 866   $1,688
Class C: did not sell shares...................  $162   $502    $ 866   $1,889
         sold all shares at end of period......  $262   $502    $ 866   $1,889
Class Z:.......................................  $ 60   $189    $ 329   $  738

Columbia Core Bond Fund                         1 Year 3 Years 5 Years 10 Years
-----------------------                         ------ ------- ------- --------
Class A........................................  $563   $751    $ 955   $1,541
Class B: did not sell shares...................  $169   $523    $ 902   $1,766
         sold all shares at end of period......  $669   $823    $1102   $1,766
Class C: did not sell shares...................  $169   $523    $ 902   $1,965
         sold all shares at end of period......  $269   $523    $ 902   $1,965
Class Z........................................  $ 67   $211    $ 368   $  822

Columbia Core Bond Fund (pro forma combined)         1 Year 3 Years 5 Years 10 Years
--------------------------------------------         ------ ------- ------- --------
Class A.............................................  $555   $724   $  908   $1,440
Class B: did not sell shares........................  $160   $496   $  855   $1,666
         sold all shares at end of period...........  $660   $796   $1,055   $1,666
Class C: did not sell shares........................  $160   $496   $  855   $1,867
         sold all shares at end of period...........  $260   $496   $  855   $1,867
Class Z.............................................  $ 58   $183   $  318   $  714

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

   Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and investment policies of the Funds compare?

   The Acquired Fund and the Acquiring Fund have similar investment goals and principal investment strategies. The Acquired Fund seeks interest income and capital appreciation, while the Acquiring Fund seeks a high level of current income consistent with prudent risk of capital. The Acquired Fund may invest up to 10% of its assets in securities rated below investment grade, while the Acquiring Fund may invest up to 5% of its assets in securities rated below investment grade. The Acquired Fund's average dollar-weighted maturity will be between three and six years under normal circumstances, while the Acquiring Fund may purchase bonds of any maturity.

   The table below shows the investment goal and principal investment strategies of each Fund. The Acquiring Fund does not plan to change its current investment goal and principal investment strategies as a result of the Merger.

                Columbia Intermediate Core Bond Fund                  Columbia Core Bond Fund
                          (Acquired Fund)                                (Acquiring Fund)
                ------------------------------------                  -----------------------
Investment . The Acquired Fund seeks to obtain            . The Acquiring Fund seeks a high level of
Goal          interest income and capital appreciation.      current income consistent with prudent
                                                             risk of capital.

Principal  . The Acquired Fund invests all its assets     . The Acquiring Fund invests primarily in
Investment    in Columbia Intermediate Core Bond             obligations issued or guaranteed by the
Strategies    Master Portfolio ("Master Portfolio"),         U.S. Government, its agencies and
              which has the same investment objective        instrumentalities, as well as in U.S. and
              as the Acquired Fund. If the Merger is         foreign corporate debt obligations, such
              approved, the Acquired Fund will               as notes and bonds. The Acquiring Fund
              redeem its investment in the Master            also invests in asset-backed and
              Portfolio in-kind (receiving securities,       mortgage-backed securities and in
              rather than cash). This redemption is          money market instruments, such as
              expected to occur immediately prior to         commercial paper and obligations of
              the closing of the Merger.                     U.S. and foreign banks.

           . Under normal circumstances, the Master       . The Acquiring Fund may participate in
              Portfolio will invest at least 80% of its      mortgage dollar rolls and may roll all, a
              assets in bonds. The Master Portfolio          portion, or none of the Acquiring Fund's
              normally invests 65% of its assets in          mortgage positions.
              intermediate and longer-term fixed
              income securities that are rated            . The Acquiring Fund may from time to
              investment grade. The Master Portfolio         time invest in a limited amount of
              can invest up to 35% of its assets in          interest rate futures contracts. The
              mortgage-backed securities, including          Acquiring Fund will use interest rate
              collateralized mortgage obligations            futures contracts, which may be
              (CMOs), that are backed by the U.S.            considered derivatives, in an effort to
              government, its agencies or                    manage the impact to the Acquiring
              instrumentalities, or corporations.            Fund of changes in interest rates.

           . The Master Portfolio may participate in      . In selecting portfolio securities for the
              mortgage dollar rolls up to the amount         Acquiring Fund, Columbia Management
              of allowable investments in mortgage-          monitors and evaluates economic trends.
              backed securities and limited to the           It establishes duration targets and ranges
              Master Portfolio's current position in         of interest rates on bonds of various
              mortgage-backed securities. The Master         maturities, and determines the
              Portfolio may roll all, a portion or none      appropriate allocation of the Acquiring
              of the Master Portfolio's current              Fund's investments among various
              position in mortgage-backed securities.        market sectors.


          Columbia Intermediate Core Bond Fund                      Columbia Core Bond Fund
                    (Acquired Fund)                                    (Acquiring Fund)
          ------------------------------------                      -----------------------

  . The Master Portfolio may also invest up            . Under normal circumstances, the Acquiring
     to 20% of its assets in asset-backed                 Fund invests at least 80% of its net assets,
     securities.                                          plus any borrowings for investment
                                                          purposes, in debt obligations of investment
  . The Master Portfolio can invest up to                 grade quality, which are securities rated in
     10% of its assets in high yield debt                 the four highest categories by Standard &
     securities.                                          Poor's Ratings Group ("S&P"), Moody's
                                                          Investors Service, Inc. ("Moody's"), or
  . The Master Portfolio may also engage in               Fitch, Inc. ("Fitch"), or are unrated
     repurchase, reverse repurchase and forward           securities determined by Columbia
     purchase agreements. These investments               Management to be of comparable quality.
     generally will be short-term in nature and           Occasionally, the rating of a security held
     are primarily used to seek to enhance                by the Acquiring Fund may be downgraded
     returns and to manage liquidity. In addition,        to below investment grade. If that happens,
     the Master Portfolio may use futures,                the Acquiring Fund does not have to sell the
     interest rate swaps, total return swaps,             security unless Columbia Management
     options and other derivative instruments, to         determines that under the circumstances the
     seek to enhance return, to hedge some of             security is no longer an appropriate
     the risks of its investments in fixed income         investment for the Acquiring Fund.
     securities or as a substitute for a position in      However, the Acquiring Fund will sell
     the underlying asset. The Master Portfolio           promptly any debt securities that are not
     may invest in private placement to seek to           rated investment grade by S&P, Moody's or
     enhance its yield.                                   Fitch (or unrated but determined by
                                                          Columbia Management to be of comparable
  . Normally, the Master Portfolio's average              quality) to the extent such securities exceed
     dollar-weighted maturity will be between             5% of the Acquiring Fund's net assets.
     three and six years.
                                                       . The Acquiring Fund's average weighted
  . When selecting investments, the portfolio             maturity will vary from time to time
     manager: i) looks at fixed income                    depending on current market and
     security's potential to generate both                economic conditions and Columbia
     income and price appreciation; ii)                   Management's assessment of probable
     allocates assets among U.S. corporate                changes in interest rates.
     securities and mortgage-backed securities,
     based on how they are expected to                 . The Acquiring Fund will sell a portfolio
     perform under current market conditions,             security when, as a result of changes in the
     and on how they have performed in the                economy or the performance of the
     past. The portfolio manager may change               security or other circumstances, Columbia
     the allocations when market conditions               Management believes that holding the
     change; and iii) selects securities using            security is no longer consistent with the
     structure analysis, which evaluates the              Acquiring Fund's investment goal.
     characteristics of a security, including its
     call features, coupons, and expected
     timing of cash flows.

  . The portfolio manager may select a
     security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

   The following highlights the differences in the Funds' fundamental investment policies. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

  . As a matter of fundamental policy, the Acquiring Fund may not underwrite any issue of securities within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquiring Fund's ability to invest in securities issued by other registered management investment companies. The Acquired Fund has an identical fundamental investment policy regarding the underwriting of securities.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase or sell real estate, except that the Acquiring Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interest in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. The Acquired Fund has a generally similar investment policy regarding real estate, except that the Acquired Fund's fundamental investment policy does not expressly permit the holding or disposal of real estate or interests in real estate merged through the exercise of rights as a holder of securities that are secured by real estate or interest therein.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase or sell commodities, except that it may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation, forward currency contracts. The Acquired Fund has a generally similar investment policy that does not explicitly reference swap contracts and other financial transactions relating to commodities.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder and any exemptive relief obtained by the Acquiring Fund. The Acquired Fund has an identical fundamental investment policy.

  . As a matter of fundamental policy, the Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquiring Fund. The Acquired Fund has an identical fundamental investment policy.

  . As a matter of fundamental policy, the Acquiring Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquiring Fund. The Acquired Fund has an identical fundamental investment policy.

  . As a matter of fundamental policy, the Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Acquiring Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquiring Fund. The Acquired Fund has an identical fundamental investment policy.

   In addition to the fundamental investment policies discussed above, both the Acquiring Fund and the Acquired Fund share a similar non-fundamental investment policy (a policy that may be changed without a shareholder vote) with regard to selling securities short. The Acquiring Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Acquired Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or unless it segregates assets in an amount at least equal to the underlying security or asset.

   In addition to the non-fundamental investment policy discussed above, the Acquiring Fund is subject to the following non-fundamental policies to which the Acquired Fund is not subject:

  . The Acquiring Fund may invest up to 35% of its total assets in securities of foreign issuers and may also invest in U.S. dollar-denominated obligations of U.S. corporations outside the United States.

  . The Acquiring Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that the Acquiring Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

  . The Acquiring Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Acquiring Fund holds or intends to purchase in an effort to manage the impact to the Acquiring Fund of changes in interest rates.

  . The Acquiring Fund expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Acquiring Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Acquiring Fund's liquidity and the ability of Columbia Management to manage the Acquiring Fund might be adversely affected. The Acquiring Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

   The Acquired Fund is subject to the following non-fundamental policy to which the Acquiring Fund is not subject:

  . The Acquired Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. If the Acquired Fund is purchased by another fund in reliance on
      Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G), it will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or
      Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

   For a complete list of each Fund's investment policies, see each Fund's Statement of Additional Information.

5. What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

   If the Merger occurs, holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund will receive Class A, Class B, Class C and Class Z shares, respectively, of the Acquiring Fund. The Merger will not result in any changes to shareholder rights regarding, or to the procedures for purchases, redemptions or exchanges of shares. Shareholders of the Acquired Fund may be charged higher sales loads for new purchases of Acquiring Fund Shares made after the Merger than they currently pay for new purchases of Acquired Fund Shares.

   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the Trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to the anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $100,418 and $53,664, respectively (approximately $0.001 and $0.001 per share, respectively, based on shares outstanding as of October 31,
2005), assuming completion of the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on this proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

       II. PROPOSAL--MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

   What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, derivative risk, issuer risk, interest rate risk and mortgage dollar roll risk, each of which is described below.

   Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

   In addition to the risks described above, the Acquiring Fund is also subject to market risk, structure risk, prepayment risk, foreign security risk and frequent trading risk, each of which is described below.

   Market risk means that security prices in a market, sector or industry may fall, reducing the value an investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows.

   Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

   Shareholders of the Acquired Fund should note that, although the investment goals and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur late in the third quarter of 2006. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the third quarter of 2006).

  . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

  . After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Series Trust and the Trustees of Trust I.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Acquired Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger. The net asset value of a shareholder's current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

  . The Merger will not result in any changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, although the sales charges applicable to subsequent investments in Class A and Class B shares of the Acquiring Fund will be higher than the sales charges currently applicable to Class A and Class B shares of the Acquired Fund. For purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the

     Acquiring Fund shares will continue to age from the date a shareholder purchased his Acquired Fund shares using the schedule originally applicable to such purchase. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Series Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Series Trust at a meeting held on April 4, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

       1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

       2. various potential shareholder benefits of the Merger;

       3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

       4. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

       5. the investment goals and principal investment strategies of the Funds;

       6. that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

       7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

       8. the potential benefits of the Merger to Columbia Management and its affiliates;

       9. various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund is part of a Massachusetts business trust;

       10.the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger; and

       11.that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Acquired Fund and the Acquiring Fund are both bond funds that invest primarily in debt obligations of investment grade quality. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2005 for Class A shares of the Acquired Fund and for Class A shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                     Columbia Intermediate Core Bond Fund
                                (Acquired Fund)

                                    [CHART]

1996   1997    1998     1999    2000   2001     2002    2003   2004    2005
----   ----    ----     ----    ----   ----     ----    ----   ----    ----
3.14%  6.54%   7.32%    0.38%   7.96%  8.23%    8.35%   3.03%  2.27%   0.95%

 For periods shown in table:         The Acquired Fund's year-to-date total
 Best quarter: 3/rd/ quarter 2001,   return through March 31, 2006 was -0.45%.
   4.15
 Worst quarter: 2/nd/ quarter 2004,
   -2.73

                         Columbia Core Bond Fund/(1)/
                               (Acquiring Fund)

                                    [CHART]

1996   1997    1998     1999    2000   2001     2002    2003   2004    2005
----   ----    ----     ----    ----   ----     ----    ----   ----    ----
1.37%  9.11%   9.24%   -4.11%  12.57%  7.30%   10.28%   3.33%  3.45%  1.74%

For periods shown in table:                        The Acquiring Fund's year-to-date total
Best quarter: 3/rd/ quarter 2002, +5.93%           return through March 31, 2006 was -0.96%.
Worst quarter: 2/nd/ quarter 2004, -2.90%

--------
(1)The calendar year total returns shown for Class A shares include the returns of Prime A Shares of Galaxy Quality Plus Bond Fund, the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Acquiring Fund. The returns shown for Class A shares also include the returns of Retail A Shares of Galaxy Quality Plus Bond Fund for periods prior to the inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Prime A Shares and Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Prime A Shares or Retail A Shares.

   The following tables list the average annual total return (reflecting applicable sales charges) for Class A, Class B, Class C and Class Z shares of each of the Acquired Fund and the Acquiring Fund for the one-year, five-year and ten-year periods ended December 31, 2005. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Intermediate Core Bond Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                      10 Years/
                                                                        Since
                                                       1 Year 5 Years Inception
                                                       ------ ------- ---------

Class A (%)
   Return Before Taxes................................ (2.28)  3.84     4.43
   Return After Taxes on Distributions................ (3.42)  2.33     2.46
   Return After Taxes on Distributions and Sale of
     Fund Shares...................................... (1.49)  2.40     2.56
Class B (%)
   Return Before Taxes................................ (2.70)  3.75     4.30
Class C (%)
   Return Before Taxes................................ (0.68)  3.75     4.99/(2)/
Class Z (%)
   Return Before Taxes................................  1.33   4.78     4.89
Lehman Brothers Intermediate Government/Credit Index
  (%)/(1)/............................................ 1.58    5.50     5.80

--------
(1)The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.
(2)The inception date of Class C Shares is November 20, 1996.

Columbia Core Bond Fund

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                    10 Years/
                                                                      Since
                                                  1 Year  5 Years   Inception
                                                  ------ -------    ---------
Class A (%)
   Return Before Taxes........................... (3.07)  4.16        4.81/(1)/
   Return After Taxes on Distributions........... (4.37)  2.35        2.74/(1)/
   Return After Taxes on Distributions and Sale
     of Fund Shares.............................. (2.00)  2.51        2.82/(1)/
Class B (%)
   Return Before Taxes........................... (3.90)  4.05        4.77/(1)/
Class C (%)
   Return Before Taxes...........................  0.16   4.48        4.81/(1)/
Class Z (%)
   Return Before Taxes...........................  1.99   5.43/(2)/   5.54/(2)/
Lehman Aggregate Index (%)/(3)/..................  2.43   5.87        6.16
Lehman Index (%)/(4)/............................  2.37   6.11        6.17

--------
(1)The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of Galaxy Quality Plus Bond Fund for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Acquiring Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of Galaxy Quality Plus Bond Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B Shares, respectively) for periods prior to the inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares would have had substantially similar returns to Prime A Shares and Prime B Shares, respectively, and Retail A Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class A and Class B shares exceed expenses for Prime A Shares and Prime B Shares, respectively, and Retail A Shares. The returns shown for Class C shares for periods prior to November 25, 2002 include the returns of Retail B Shares of Galaxy Quality Plus Bond Fund (adjusted to reflect the sales charge applicable to Class C shares). The returns shown for Class C shares also include the returns of Retail A Shares of Galaxy Quality Plus Bond Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares would have had substantially similar returns to Retail A Shares and Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A Shares or Retail B Shares.
(2)The average annual total returns shown include returns of Trust Shares of Galaxy Quality Plus Bond Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund.
(3)The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
(3)Prior to 2005, the Acquiring Fund's returns were compared to the Lehman Brothers Government/Credit Bond Index, an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, Series Trust and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF SERIES TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Acquired Fund entitled to vote. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III. GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 6, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 10, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $13,933.

   Voting Process. Shareholders can vote in any one of the following ways:

       a. By mail, by filling out and returning the enclosed Proxy Card;

       b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

       c. In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the "Tellers"). Thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Funds' principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of shares of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July 3, 2006, is by and among Columbia Funds Series Trust (the "Trust"), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), Columbia Funds Series Trust I (the "Acquiring Trust"), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

   This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

   1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a)Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

       (b)Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

       (c)Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2.The assets of each Acquired Fund to be acquired by the corresponding
       Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

   1.3.As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

   1.4.With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

   1.5.As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2. VALUATION.

   2.1.For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

   2.2.For the purpose of paragraph 2.1, the net asset value of an Acquisition
       Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

   3.1.The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

   3.2.The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

   3.3.In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

   3.4.At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

   3.5.At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

   4.1.Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquired Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware;

       (b)The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

       (c)The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

       (g)Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (i)The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (j)Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

       (l)The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

       (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

   4.2.Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b)The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e)The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

       (h)Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to
          Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (k)Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

       (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n)The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the

          Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

       (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

   5.1.Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

   5.2.Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

   5.3.In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

   5.4.The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

   5.5.Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

   5.6.Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

   5.7.Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

   The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1.The corresponding Acquiring Fund shall have delivered to the Acquired
       Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

   6.2.The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

       (a)The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

       (d)The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

       (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

       (h)The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

   The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1.The corresponding Acquired Fund shall have delivered to the Acquiring
       Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

   7.2.The Acquiring Fund shall have received a favorable opinion of Morrison &
       Foerster LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

       (a)The Acquired Trust is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquired Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d)The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

       (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f)Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

       (g)The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

   7.3.Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after its most recent fiscal year end, and on or prior to the Closing Date.

   7.4.The corresponding Acquired Fund shall have furnished to the Acquiring
       Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

   7.5.The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

   8.1.This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

   8.2.On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

   8.3.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

   8.4.The Registration Statement shall have become effective under the 1933
       Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5.The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

       (a)The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

       (c)No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d)The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e)The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

       (f)No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (g)The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

       (h)The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefor were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

       (i)The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

       The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

       Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   8.6.At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated, except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund's shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1.Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

    11.1.This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

         (a)of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b)a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c)any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

            If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

    11.2.If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

    14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3.This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5.A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                              COLUMBIA FUNDS SERIES TRUST,
                                              on behalf of each Acquired Fund

                                              By:
                                                  ------------------------------
                                                  Name: Christopher L. Wilson
                                                  Title: President

                                              ATTEST:

                                              By:
                                                  ------------------------------
                                                  Name: James R. Bordewick, Jr.
                                                  Title: Secretary

                                              COLUMBIA FUNDS SERIES TRUST I,
                                              on behalf of each Acquiring Fund

                                              By:
                                                  ------------------------------
                                                  Name: Christopher L. Wilson
                                                  Title: President

                                              ATTEST:

                                              By:
                                                  ------------------------------
                                                  Name: James R. Bordewick, Jr.
                                                  Title: Secretary

                                              Solely for purposes of Paragraph
                                              9.2 of theAgreement
                                              COLUMBIA MANAGEMENT ADVISORS, LLC

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                   EXHIBIT A

            Acquired Fund                           Acquiring Fund
           (Share Classes)                          (Share Classes)
           ---------------                          ---------------
                                   *****
Columbia Intermediate Core Bond Fund     Columbia Core Bond Fund
   A                                        A
   B                                        B
   C                                        C
   Z                                        Z

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

      Acquired Fund                        Share Class Authorized Capital
      -------------                        ----------- ------------------
                                     *****
      Columbia Intermediate Core Bond Fund      A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

Acquiring Fund          Share Class Authorized Capital
--------------          ----------- ------------------
                        *****
Columbia Core Bond Fund      A          Unlimited
                             B          Unlimited
                             C          Unlimited
                             G          Unlimited
                             T          Unlimited
                             Z          Unlimited

                        Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For each class of shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                    Number of Shares
                                Outstanding and Entitled
                        Class           to Vote
                        -----   ------------------------
                        Class A       4,806,671.340
                        Class B         954,450.465
                        Class C         297,453.187
                        Class Z      79,856,390.254

Ownership of Shares

   As of May 31, 2006, Series Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of June 29, 2006, Bank of America, N.A. may be deemed to have "beneficially" owned 90.626% of the Acquired Fund's outstanding shares and 88.427% of the Acquiring Fund's outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a "controlling person." A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. The address of Bank of America, N.A. is: 411
N. Akard Street, TX1-945-06-07, Dallas, Texas 75201. Bank of America Corporation, a publicly-traded financial services corporation, is the parent company of Bank of America, N.A. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                     Columbia Intermediate Core Bond Fund
                                 Acquired Fund

Class B

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
  Name and Address of Shareholder     Class Owned  Class Owned    of Merger*
  -------------------------------     ----------- ------------- ---------------
MERRILL LYNCH, PIERCE, FENNER &       56,562.406      5.93%          2.81%
SMITH INC FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

Class C

                                                                Percentage of
                                                                 Outstanding
                                      Number of  Percentage of Shares of Class
                                     Outstanding  Outstanding    Owned Upon
                                      Shares of    Shares of    Consummation
  Name and Address of Shareholder    Class Owned  Class Owned    of Merger*
  -------------------------------    ----------- ------------- ---------------
MERRILL LYNCH, PIERCE, FENNER &      148,071.367     49.78%         20.80%
SMITH INC FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

NATIONAL PHILANTHROPIC TRUST          16,707.380      5.62%          2.35%
165 TOWNSHIP LINE RD STE 150
JENKINTOWN PA 19046-3594

Class Z

                                                              Percentage of
                                                               Outstanding
                                  Number of    Percentage of Shares of Class
                                 Outstanding    Outstanding    Owned Upon
                                  Shares of      Shares of    Consummation
Name and Address of Shareholder  Class Owned    Class Owned    of Merger*
------------------------------- -------------- ------------- ---------------
BANK OF AMERICA NA              78,027,181.898     97.71%         42.80%
ATTN JOAN WRAY
411 N AKARD ST
DALLAS TX 75201-3307

                            Columbia Core Bond Fund
                                Acquiring Fund

Class A

                                                                Percentage of
                                                                 Outstanding
                                      Number of  Percentage of Shares of Class
                                     Outstanding  Outstanding    Owned Upon
                                      Shares of    Shares of    Consummation
  Name and Address of Shareholder    Class Owned  Class Owned      Merger*
  -------------------------------    ----------- ------------- ---------------
AMERIPRISE TRUST COMPANY, FBO        740,324.342     32.45%         11.23%
AMERIPRISE TR RETIRE. SERV. PLANS
996 AXP FINANCIAL CTR
MINNEAPOLIS MN 55474-0009

CHARLES SCHWAB & CO INC CUST         270,799.582     11.87%          4.11%
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Class C

                                                                  Percentage of
                                                                   Outstanding
                                        Number of  Percentage of Shares of Class
                                       Outstanding  Outstanding    Owned Upon
                                        Shares of    Shares of    Consummation
   Name and Address of Shareholder     Class Owned  Class Owned      Merger*
   -------------------------------     ----------- ------------- ---------------
MERRILL LYNCH PIERCE FENNER &          48,724.563      11.73%         6.83%
SMITH FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Class Z

                                                                Percentage of
                                                                 Outstanding
                                    Number of    Percentage of Shares of Class
                                   Outstanding    Outstanding    Owned Upon
                                    Shares of      Shares of    Consummation
  Name and Address of Shareholder  Class Owned    Class Owned    of Merger*
  ------------------------------- -------------- ------------- ---------------
  BANK OF AMERICA NA              64,770,281.902     70.75%         39.76%
  ATTN JOAN WRAY
  411 N AKARD ST
  DALLAS TX 75201-3307

  BANK OF AMERICA NA TTEE         11,668,322.413     12.75%          7.16%
  BANK OF AMERICA 401K PLAN
  ATTN NORMA AJA
  P O BOX 2518
  HOUSTON TX 77252-2518

  BANK OF AMERICA TTEE             9,812,361.714     10.72%          6.02%
  401 (K) FOR LEGACY FLEET TRUST
  700 LOUISIANA ST
  HOUSTON TX 77002-2700
--------
* Percentage owned assuming completion of the Merger on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Columbia Intermediate Core Bond Fund and the Columbia Core Bond Fund as of October 31, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Columbia Intermediate Core Bond Fund by the Columbia Core Bond Fund, the capitalization of Columbia Core Bond Fund at net asset value as of that date:

                                                                          Columbia
                              Columbia       Columbia                    Core Bond
                          Intermediate Core  Core Bond     Pro Forma     Pro Forma
                              Bond Fund        Fund       Adjustments  Combined/(1)/
                          ----------------- ------------ ------------  --------------
Class A
Net asset value..........   $ 51,942,135    $ 28,440,276 $     (7,115) $   80,375,296
Shares outstanding.......      5,515,015       2,689,915     (601,439)      7,603,491
Net asset value per share   $       9.42    $      10.57               $        10.57

Class B
Net asset value..........   $ 10,111,653    $ 11,058,645 $     (1,672) $   21,168,626
Shares outstanding.......      1,079,632       1,045,915     (123,099)      2,002,448
Net asset value per share   $       9.37    $      10.57               $        10.57

Class C
Net asset value..........   $  4,304,282    $  5,058,384 $       (729) $    9,361,937
Shares outstanding.......        409,936         478,417       (2,763)        885,590
Net asset value per share   $      10.50    $      10.57               $        10.57

Class G
Net asset value..........             --    $  2,902,794 $       (151) $    2,902,643
Shares outstanding.......             --         274,544           --         274,544
Net asset value per share             --    $      10.57               $        10.57

Class T
Net asset value..........             --    $ 28,916,730 $     (1,500) $   28,915,230
Shares outstanding.......             --       2,734,927           --       2,734,927
Net asset value per share             --    $      10.57               $        10.57

Class Z
Net asset value..........   $858,554,020    $957,865,148 $   (142,915) $1,816,276,253
Shares outstanding.......     91,533,470      90,593,287  (10,316,743)    171,810,014
Net asset value per share   $       9.38    $      10.57               $        10.57

--------
(1)Assumes the Merger was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Core Bond Fund will be received by shareholders of the Columbia Intermediate Core Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Core Bond Fund that actually will be received on or after such date.

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund. As used in this Appendix D, the term "Fund" refers to the Acquiring Fund.

                               HOW TO BUY SHARES

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives purchase requests in "good form," shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect a shareholder's order. For example, "good form" may mean that a shareholder has properly placed an order with a financial advisor or the Fund's transfer agent has received a completed application, including all necessary signatures. The USA Patriot Act may require the Fund to obtain certain personal information which will be used to verify a shareholder's identity. If a shareholder does not provide the information, the Fund may not be able to open the account. If the Fund is unable to verify customer information, it reserves the right to close an account or take such other steps as it deems reasonable.

Initial Investment Minimums:

   The initial investment minimum for the purchase of Class A, B and C shares is $1,000. For investors establishing an automatic investment plan, the initial investment minimum is $50. For participants in certain retirement plans, the initial investment minimum is $25. There is no minimum initial investment for wrap accounts. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method             Instructions
------             -----------------------------------------------------------
Through a          A financial advisor can help establish an account and buy
financial advisor  Fund shares on a shareholder's behalf. To receive the current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                   Eastern time. A financial advisor may charge fees for executing the purchase.

By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in an account statement, or send a letter of instruction including the Acquired Fund name and account number with a check made payable to the Fund to Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

By exchange        A shareholder or a financial advisor may acquire shares of the Fund by exchanging shares in a different fund distributed by Columbia Management Distributors, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire Shares of the Fund may be purchased by wiring money from a bank account to the Fund account. To wire funds to the Acquired Fund account, call 1-800-422-3737 for wiring instructions.

Method           Instructions
------           -----------------------------------------------------------
By electronic    Shares of the Fund may be purchased by electronically
funds transfer   transferring money from a bank account to the Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to a telephone request. Be sure to complete the appropriate section of the application.

Automatic        Monthly or quarterly investments may be made automatically investment plan  from a bank account to the Fund account. Pre-authorized amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar Shares of the Fund may be purchased for an account by
cost averaging   exchanging $100 or more each month from another fund for
                 shares of the same class of the Fund at no additional cost.
                 Exchanges will continue so long as the Fund balance is sufficient to complete the transfers. This program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

By dividend      Dividends distributed by another fund may be automatically diversification  invested into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if exchanging from a money market fund. To invest dividends in the Fund, call 1-800-345-6611.

                          CLASS Z ELIGIBLE INVESTORS

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs"), for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of a Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management

     Distributors, Inc. (CMD) (i) who holds Class Z shares; (ii) who held
      Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by CMD;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by CMD;

  . Any employee (or family member of an employee) of Bank of America corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

   The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                 SALES CHARGES

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge ("CDSC") when selling, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

Choosing a Share Class

   The Fund offers six classes of shares--Class A, B, C, G, T and Z. Classes A, B, C and Z are discussed here, Classes G and T are offered in a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder is willing to invest. Based on a shareholder's individual situation, a financial advisor can help decide which class of shares is most appropriate. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. The Fund offers Class Z shares exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Class A Shares

   Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of an initial investment when opening an account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of an account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges:

                                                                       % of offering price
                                      As a % of the public As a % of  retained by financial
Amount purchased                         offering price    investment        advisor
----------------                      -------------------- ---------- ---------------------
Less than $50,000....................         4.75            4.99            4.25
$50,000 to less than $100,000........         4.50            4.71            4.00
$100,000 to less than $250,000.......         3.50            3.63            3.00
$250,000 to less than $500,000.......         2.50            2.56            2.25
$500,000 to less than $1,000,000.....         2.00            2.04            1.75
$1,000,000 or more...................         0.00            0.00            0.00

   Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

Amount purchased                              Commission %
----------------                              ------------
Less than $3 million.........................     1.00
$3 million to less than $50 million..........     0.50
$50 million or more..........................     0.25

   For certain group retirement plans, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or other distributions are not subject to a CDSC. When an order is placed to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those that have been held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include a spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with a shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

C. How does a shareholder obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depend on how an account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify a financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receive discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time the shareholder purchases shares.

D. How can a shareholder obtain more information about breakpoint discounts?

   Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisors or certain retirement plans, certain shareholders of funds that were reorganized into the Funds as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B Shares

   Purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the chart below.

Purchases of less than $50,000:

                                              % deducted when
Holding period after purchase                 shares are sold
-----------------------------                 ---------------
Through first year...........................      5.00
Through second year..........................      4.00
Through third year...........................      3.00
Through fourth year..........................      3.00
Through fifth year...........................      2.00
Through sixth year...........................      1.00
Longer than six years........................      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

Class C Shares

   Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, they may be sold at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Shares Charges:

                                              % deducted when
Holding period after purchase                 shares are sold
-----------------------------                 ---------------
Through first year...........................      1.00
Longer than one year.........................      0.00

                            HOW TO EXCHANGE SHARES

   A shareholder may exchange shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, these shares may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder has owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

                              HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after a shareholder's request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method            Instructions
------            -----------------------------------------------------------
Through a         A financial advisor may be contacted to place a sell order.
financial advisor To receive the current trading day's price, the financial advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

By exchange       A shareholder or the shareholder's financial advisor may
                  sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management
                  Distributors, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone      A shareholder or the shareholder's financial advisor may
                  sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder does not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

By mail Shareholder may send a signed letter of instruction or if applicable, stock power form along with any share certificates to be sold, to the address below. In the letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares

Method          Instructions
------          -----------------------------------------------------------
                desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                1-800-345-6611. Mail the letter of instruction to Columbia
                Management Services, Inc., P.O. Box 8081, Boston, MA
                02266-8081.

By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to the shareholder's bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic   A shareholder may automatically sell a specified dollar
withdrawal plan amount or percentage of an account on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. The
                $5,000 minimum account balance requirement has been waived for wrap accounts. This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic   A shareholder may sell shares of the Fund and request that
Funds transfer  the proceeds be electronically transferred to the shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

                     FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

   The Columbia Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an advisor, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

   The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                         DISTRIBUTION AND SERVICE FEES

12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Fund's Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees will reduce the return on an investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating the distribution fee upon conversion.

Additional Intermediary Compensation

   In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

                 OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS

How the Fund's Share Price Is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When a shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

   The daily prices of some share classes for the Fund can be found in most major daily newspapers under the heading of "Columbia." Daily prices for all share classes can be found by visiting www.columbiafunds.com.

Account Fees

   If an account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions, and Taxes

   The Fund has the potential to make the following distributions:

Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

Distribution Options

   The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. A shareholder can choose one of the options listed in the table below for these distributions when opening an account. To change the distribution option, call 1-800-345-6611.

   If a shareholder does not indicate on the application or at the time an account is established the shareholder's preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

Reinvest all distributions in additional shares of the current Fund

Reinvest all distributions in shares of another fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

  .   send the check to a shareholder's address of record

  .   send the check to a third party address

  .   transfer the money to a shareholder's bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences

   Unless the shareholder is an entity exempt from income taxes or invests under a retirement account, regardless of whether distributions are received in cash or reinvested in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where a shareholder lives, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long Fund shares have been held. A shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed to the shareholder for the previous year and any portion of the distribution which is exempt from state and local taxes. An investment in the Fund may have additional personal tax implications. Please consult a tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                              MANAGING THE FUNDS

Investment Advisor

   Columbia Management Advisors, LLC ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management, a registered investment advisor, has been an investment advisor since 1995.

   On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Advisors"), merged into Columbia Management (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Advisors was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

   For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping and other fees paid to Columbia Advisors by the Fund, amounted to 0.46% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the period ended October 31, 2005.

Portfolio Manager

   Marie M. Schofield, a senior vice president of Columbia Management, is the manager for the Fund and has managed the Fund since it commenced operations in November, 2002. Ms. Schofield managed the Galaxy Quality Plus Bond Fund, the predecessor to the Fund, since February, 1996. Ms. Schofield has been associated with Columbia Management or its predecessors since February, 1990.

   The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the

Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.


                     OTHER INVESTMENT STRATEGIES AND RISKS

   The Fund's principal investment strategies and their associated risks are described earlier. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which a shareholder may obtain free of charge. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

                             DERIVATIVE STRATEGIES

   The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund, or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

                        TEMPORARY DEFENSIVE STRATEGIES

   At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expenses ratios used for the Acquiring Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder's actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amount shown would be higher.

  Columbia Core Bond Fund -- Class A Shares

  Maximum Sales Charge        Hypothetical Investment Amount   Assumed Rate of Return
  --------------------     --------------------------------- ------------------------
          4.75%                       $10,000.00                        5%

                                                                       Hypothetical
                                  Cumulative            Cumulative       Year-End
                                    Return     Annual     Return         Balance       Annual
                                 Before Fees & Expense After Fees &    After Fees &    Fees &
Year                               Expenses     Ratio    Expenses        Expenses   Expenses/(1)/
----                             ------------- ------- ------------    ------------ ------------
1...............................      5.00%     0.91%     (0.85)%/(2)/  $ 9,914.57   $  563.45
2...............................     10.25%     0.91%      3.20%        $10,320.08   $   92.07
3...............................     15.76%     0.91%      7.42%        $10,742.17   $   95.83
4...............................     21.55%     0.91%     11.82%        $11,181.52   $   99.75
5...............................     27.63%     0.91%     16.39%        $11,638.85   $  103.83
6...............................     34.01%     0.91%     21.15%        $12,114.88   $  108.08
7...............................     40.71%     0.91%     26.10%        $12,610.38   $  112.50
8...............................     47.75%     0.91%     31.26%        $13,126.14   $  117.10
9...............................     55.13%     0.91%     36.63%        $13,663.00   $  121.89
10..............................     62.89%     0.91%     42.22%        $14,221.82   $  126.88
Total Gain After Fees & Expenses                                        $ 4,221.82
Total Annual Fees & Expenses....                                                     $1,541.38

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2)Reflects deduction of the maximum initial sales charge.

  Columbia Core Bond Fund -- Class B Shares

  Maximum Sales Charge         Hypothetical Investment Amount   Assumed Rate of Return
  --------------------     ---------------------------------- ------------------------
          0.00%                        $10,000.00                        5%

                                                                    Hypothetical
                                  Cumulative            Cumulative    Year-End
                                    Return     Annual     Return      Balance       Annual
                                 Before Fees & Expense After Fees & After Fees &    Fees &
Year                               Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                             ------------- ------- ------------ ------------ ------------
1...............................      5.00%     1.66%      3.34%     $10,334.00   $  168.77
2...............................     10.25%     1.66%      6.79%     $10,679.16   $  174.41
3...............................     15.76%     1.66%     10.36%     $11,035.84   $  180.23
4...............................     21.55%     1.66%     14.04%     $11,404.44   $  186.25
5...............................     27.63%     1.66%     17.85%     $11,785.34   $  192.48
6...............................     34.01%     1.66%     21.79%     $12,178.98   $  198.90
7...............................     40.71%     1.66%     25.86%     $12,585.75   $  205.55
8...............................     47.75%     1.66%     30.06%     $13,006.12   $  212.41
9...............................     55.13%     0.91%     35.38%     $13,538.07   $  120.78
10..............................     62.89%     0.91%     40.92%     $14,091.77   $  125.72
Total Gain After Fees & Expenses                                     $ 4,091.77
Total Annual Fees & Expenses....                                                  $1,765.50

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

  Columbia Core Bond Fund -- Class C Shares

  Maximum Sales Charge         Hypothetical Investment Amount   Assumed Rate of Return
  --------------------     ---------------------------------- ------------------------
          0.00%                        $10,000.00                        5%

                                                                    Hypothetical
                                  Cumulative            Cumulative    Year-End
                                    Return     Annual     Return      Balance       Annual
                                 Before Fees & Expense After Fees & After Fees &    Fees &
Year                               Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                             ------------- ------- ------------ ------------ ------------
1...............................      5.00%     1.66%      3.34%     $10,334.00   $  168.77
2...............................     10.25%     1.66%      6.79%     $10,679.16   $  174.41
3...............................     15.76%     1.66%     10.36%     $11,035.84   $  180.23
4...............................     21.55%     1.66%     14.04%     $11,404.44   $  186.25
5...............................     27.63%     1.66%     17.85%     $11,785.34   $  192.48
6...............................     34.01%     1.66%     21.79%     $12,178.98   $  198.90
7...............................     40.71%     1.66%     25.86%     $12,585.75   $  205.55
8...............................     47.75%     1.66%     30.06%     $13,006.12   $  212.41
9...............................     55.13%     1.66%     34.41%     $13,440.52   $  219.51
10..............................     62.89%     1.66%     38.89%     $13,889.43   $  226.84
Total Gain After Fees & Expenses                                     $ 3,889.43
Total Annual Fees & Expenses....                                                  $1,965.35

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

  Columbia Core Bond Fund -- Class Z Shares

  Maximum Sales Charge          Hypothetical Investment Amount   Assumed Rate of Return
  --------------------     ----------------------------------- ------------------------
          0.00%                        $10,000.00                         5%

                                                                    Hypothetical
                                  Cumulative            Cumulative    Year-End
                                    Return     Annual     Return      Balance       Annual
                                 Before Fees & Expense After Fees & After Fees &    Fees &
Year                               Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                             ------------- ------- ------------ ------------ ------------
1...............................      5.00%     0.66%      4.34%     $10,434.00    $ 67.43
2...............................     10.25%     0.66%      8.87%     $10,886.84    $ 70.36
3...............................     15.76%     0.66%     13.59%     $11,359.32    $ 73.41
4...............................     21.55%     0.66%     18.52%     $11,852.32    $ 76.60
5...............................     27.63%     0.66%     23.67%     $12,366.71    $ 79.92
6...............................     34.01%     0.66%     29.03%     $12,903.42    $ 83.39
7...............................     40.71%     0.66%     34.63%     $13,463.43    $ 87.01
8...............................     47.75%     0.66%     40.48%     $14,047.75    $ 90.79
9...............................     55.13%     0.66%     46.57%     $14,657.42    $ 94.73
10..............................     62.89%     0.66%     52.94%     $15,293.55    $ 98.84
Total Gain After Fees & Expenses                                     $ 5,293.55
Total Annual Fees & Expenses....                                                   $822.48

--------
(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables below are intended to help you understand the Acquiring Fund's financial performance. Information is shown for the last five fiscal years, which run from May 1 to April 30, unless otherwise indicated. Information for Class A and Class B shares prior to November 25, 2002, the date Class A and Class B shares were initially offered, is for the former Prime A shares and Prime B shares, respectively, of the Galaxy Quality Plus Bond Fund. Information for Class Z shares prior to November 25, 2002, the date Class Z shares were initially offered, is for the former Trust shares of the Galaxy Quality Plus Bond Fund. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). Information for the six-month period ended October 31, 2005 is unaudited. Other information has been derived from the Acquiring Fund's financial statements, which, for the years ended April 30, 2004 and 2005, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. The information for the six months ended April 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000 has been derived from the Acquiring Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. A shareholder can request a free annual report containing those financial statements by calling 1-800-426-3750.

                                                       (Unaudited)
                                                       Six Months            Year ended                         Year ended
                                                          ended               April 30,        Period ended     October 31,
                                                       October 31,     ------------------       April 30,    ----------------
Class A                                                 2005/(a)/         2005     2004/(b)/   2003/(c)(d)/     2002     2001
-------                                               -----------      ------      --------    ------------  -----      -----
Net Asset Value -- Beginning of Period ($)...........    10.81          10.93       11.52         11.29      11.23      10.35
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
Net investment income................................     0.20/(e)/      0.39/(e)/   0.38/(e)/     0.24/(e)/  0.54/(f)/  0.57
Net realized and unrealized gain (loss) on
  investments and futures contracts..................    (0.23)          0.09       (0.30)         0.24       0.07/(f)/  0.89
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.....................    (0.03)          0.48        0.08          0.48       0.61       1.46
------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
($): From net investment income......................    (0.21)         (0.41)      (0.46)        (0.25)     (0.55)     (0.58)
From net realized gains..............................       --          (0.19)      (0.21)           --         --         --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders.........    (0.21)         (0.60)      (0.67)        (0.25)     (0.55)     (0.58)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($).................    10.57          10.81       10.93         11.52      11.29      11.23
------------------------------------------------------------------------------------------------------------------------------
Total return (%)/(g)(h)/.............................    (0.32)/(i)/     4.52        0.65          4.28/(i)/  5.64      14.48
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data (%)
Expenses/(j)/........................................     0.89/(k)/      0.94        1.02          0.92/(k)/  0.89       0.95
Net investment income/(j)/...........................     3.71/(k)/      3.75        3.35          4.20/(k)/  4.79/(f)/  5.33
Waiver/reimbursement.................................       --/(k)(l)/     --/(l)/   0.12          0.22/(k)/  0.39       0.38
Portfolio turnover rate (%)..........................       46/(i)/       118         119            42/(i)/    75        131
Net assets, end of period (000's) ($)................   28,440         32,601       2,105           522         59         38

--------
(a)On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.
(b)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(c)The Fund changed its fiscal year end from October 31 to April 30.
(d)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were redesignated Liberty Quality Plus Bond Fund, Class A shares.
(e)Per share data was calculated using average shares outstanding during the period.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $0.00, $0.00 and (0.15)%, respectively.
(g)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.

                                                        (Unaudited)
                                                        Six Months            Year ended                         Year ended
                                                           ended               April 30,        Period ended     October 31,
                                                        October 31,     ------------------       April 30,    ----------------
Class B                                                  2005/(a)/         2005     2004/(b)/   2003/(c)(d)/     2002     2001
-------                                                -----------      ------      --------    ------------  -----      -----
Net Asset Value -- Beginning of Period ($)............    10.81          10.93       11.52         11.29      11.23      10.35
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
Net investment income.................................     0.16/(e)/      0.31/(e)/   0.29/(e)/     0.20/(e)/  0.44/(f)/  0.49
Net realized and unrealized gain (loss) on investments
  and futures contracts...............................    (0.23)          0.09       (0.30)         0.24       0.08/(f)/  0.89
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations......................    (0.07)          0.40       (0.01)         0.44       0.52       1.38
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders ($):
From net investment income............................    (0.17)         (0.33)      (0.37)        (0.21)     (0.46)     (0.50)
From net realized gains...............................       --          (0.19)      (0.21)           --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders..........    (0.17)         (0.52)      (0.58)        (0.21)     (0.46)     (0.50)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)..................    10.57          10.81       10.93         11.52      11.29      11.23
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)/(g)(h)/..............................    (0.70)/(i)/     3.74       (0.12)         3.89/(i)/  4.86      13.65
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data (%)
Expenses/(j)/.........................................     1.64/(k)/      1.69        1.81          1.68/(k)/  1.64       1.68
Net investment income/(j)/............................     2.96/(k)/      2.97        2.60          3.45/(k)/  4.04/(f)/  4.60
Waiver/reimbursement..................................       --/(k)(l)/     --/(l)/   0.11          0.22/(k)/  0.30       0.28
Portfolio turnover rate (%)...........................       46/(i)/       118         119            42/(i)/    75        131
Net assets, end of period (000's) ($).................   11,059         12,019       1,541           900        268        290

--------
(a)On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.
(b)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(c)The Fund changed its fiscal year end from October 31 to April 30.
(d)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were redesignated Liberty Quality Plus Bond Fund, Class B shares.
(e)Per share data was calculated using average shares outstanding during the period.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.

                                                           (Unaudited)
                                                           Six Months       Year ended
                                                              ended          April 30,     Period ended
                                                           October 31,    --------------    April 30,
Class C                                                     2005/(a)/      2005  2004/(b)/  2003/(c)/
-------                                                    -----------    -----  --------  ------------
Net Asset Value -- Beginning of Period ($)................    10.81       10.93   11.52       11.21
--------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
Net investment income/(d)/................................     0.17/(e)/   0.33    0.31        0.16/(e)/
Net realized and unrealized gain (loss) on investments and
  futures contracts.......................................    (0.23)       0.09   (0.30)       0.33
--------------------------------------------------------------------------------------------------------
Total from Investment Operations..........................    (0.06)       0.42    0.01        0.49
--------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders ($):
From net investment income................................    (0.18)      (0.35)  (0.39)      (0.18)
From net realized gains...................................       --       (0.19)  (0.21)         --
--------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders..............    (0.18)      (0.54)  (0.60)      (0.18)
--------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)......................    10.57       10.81   10.93       11.52
--------------------------------------------------------------------------------------------------------
Total return (%)/(f)(g)/..................................    (0.62)/(h)/  3.89    0.10        4.38/(h)/
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data (%):
Expenses/(i)/.............................................     1.49/(e)/   1.54    1.59        1.55/(e)/
Net investment income/(i)/................................     3.07/(e)/   3.12    2.75        3.23/(e)/
Waiver/reimbursement......................................     0.15/(e)/   0.15    0.26        0.37/(e)/
Portfolio turnover rate (%)...............................       46/(h)/    118     119          42/(h)/
Net assets, end of period (000's) ($).....................    5,058       5,140     558         170

--------
(a)On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.
(b)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(c)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Annualized.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                           (Unaudited)
                                           Six Months             Year ended                             Year ended
                                              ended                April 30,         Period ended        October 31,
                                           October 31,     --------------------       April 30,     --------------------
Class Z                                     2005/(a)/          2005      2004/(b)/   2003/(c)(d)/       2002       2001
-------                                  -----------       -------      --------     ------------   -------      -------
Net Asset Value -- Beginning of Period
  ($)...................................     10.81           10.93        11.52          11.29        11.23        10.35
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
Net investment income...................      0.22/(e)/       0.42/(e)/    0.42/(e)/      0.25/(e)/    0.55/(f)/    0.60
Net realized and unrealized gain (loss)
  on investments and futures contracts..     (0.24)           0.09        (0.31)          0.24         0.88/(f)/    0.88
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........     (0.02)           0.51         0.11           0.49         0.63         1.48
-------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to
Shareholders ($):
From net investment income..............     (0.22)          (0.44)       (0.49)         (0.26)       (0.57)       (0.60)
From net realized gains.................        --           (0.19)       (0.21)            --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders..........................     (0.22)          (0.63)       (0.70)         (0.26)       (0.57)       (0.60)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period ($)....     10.57           10.81        10.93          11.52        11.29        11.23
-------------------------------------------------------------------------------------------------------------------------
Total return (%)/(g)(h)/................     (0.20)/ (i)/     4.78         0.94           4.41/(i)/    5.86        14.73
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets/Supplemental Data (%)
Expenses/(j)/...........................      0.64/(k)/       0.69         0.75           0.67/(k)/    0.69         0.73
Net investment income/(j)/..............      3.96/(k)/       3.87         3.71           4.49/(k)/    4.99/(f)/    5.55
Waiver/ reimbursement...................        --/(k)(l)/      --/(l)/    0.11           0.22/(k)/    0.22         0.21
Portfolio turnover rate (%).............        46/(i)/        118          119             42/(i)/      75          131
Net assets, end of period (000's) ($)...   957,865         926,434      817,994        885,920      888,792      831,727

--------
(a)On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.
(b)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(c)The Fund changed its fiscal year end from October 31 to April 30.
(d)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were redesignated Liberty Quality Plus Bond Fund, Class Z shares.
(e)Per share data was calculated using average shares outstanding during the period.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.

             Appendix F -- Comparison of Organizational Documents

Comparison of the Declarations of Trust of Columbia Funds Series Trust and Columbia Funds Series Trust I.

   This document highlights the material differences between the terms of the Declarations of Trust of Columbia Funds Series Trust ("Series Trust") (of which the Acquired Fund is a series) and Columbia Funds Series Trust I ("Trust I") (of which the Acquiring Fund is a series).

   Shareholder voting rights: Series Trust's Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust's independent public accountant. Trust I's Declaration of Trust provides for the same voting rights plus the ability to vote on 1) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders, and 2) with respect to the termination of the Trust or any series or class by the shareholders.

   Shareholder meetings, quorum and voting: Series Trust's Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of Series Trust may call shareholder meetings. A quorum is met when 33 1/3% of the shares entitled to vote are present. Trust I provides that only the Trustees may call shareholder meetings. A quorum is met when 30% of the shares entitled to vote are present. Both Series Trust and Trust I require a majority of shares voted to decide all matters, except that a plurality shall elect a Trustee. Trust I also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares entitled to vote of such series or class is required to decide the question.

   Notice to shareholders and proxies: Both Series Trust and Trust I's Declarations of Trust require that notice of shareholder meetings be sent to shareholders not less than 7 days prior to the meeting. Series Trust's Declaration of Trust also limits the mailing of the notice to no more than 120 days before the meeting. Both allow notices to be sent by mail, fax, internet or email, however Series Trust's Declaration of Trust also specifically allows notices to be sent via telephone or telegram, while Trust I permits notice to be given "by facsimile or other electronic transmission." In general, both Trusts allow shares to be voted in person or by proxy. Series Trust limits this right where a proposal by anyone other than the Officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the Officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

   Amendment to the Declaration of Trust: Both Series Trust and Trust I's Trustees can amend the Declaration of Trust without shareholder approval. However, Trust I's Trustees are required to provide notice of any non-ministerial amendment to shareholders.

   Termination of the trust, series or class: Series Trust and any series thereof maybe terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, Series Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote. Trust I and any series or class thereof may also be terminated at any time by the Trustees or at any time by vote of at least 66 2/3% of the shares entitled to vote.

   Merger, consolidation or conversion: The Trustees of both Series Trust and Trust I have the power to cause the Trust or any series to be merged or consolidated with another trust or company. Trust I's Trustees are expressly allowed to transfer all or a substantial portion of the assets of the Trust to another trust or company. Both Series Trust and Trust I's Boards may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Only Series Trust Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval, although Trust I Trustees have plenary authority, and Trust I does not limit the ability of the Trust I Trustees to undertake such a transaction without shareholder approval.

   Committees: Series Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of Series Trust may form or abolish other committees. Trust I does not have any standing committees, but the Trustees do have the power to form committees consisting of one or more Trustees to exercise the powers and authority of the Trustees to the extent the Trustees determine.

   Trustee removal: Series Trust Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares. Trust I Trustees may be removed with or without cause by majority vote of the Trustees.

   Trustee liability and indemnification: Series Trust Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee's official capacity,
2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

   Trust I Trustees are specifically exempted from liability for neglect of officers, agents or employees of the Trust. In addition, Trust I Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

   With respect to expenses incurred in defending Trustees, Series Trust Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking,
2) the Trust has insurance for losses arising by reason of lawful advances or
3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification. Trust I's Bylaws contain similar provisions.

   Distributions: Trust I's Trustees make distributions of net income at least yearly. Series Trust's Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

                                                                         S98127

                                                 Filed pursuant to Rule 497(b).
                                                           File no. 333-134446.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 June 26, 2006

This Statement of Additional Information (the "SAI") relates to the proposed mergers (the "Mergers") of Columbia Tax-Exempt Insured Fund (the "Tax-Exempt Insured Fund"), a series of Columbia Funds Series Trust I, and Columbia Municipal Income Fund (the "Municipal Income Fund" and, together with the Tax-Exempt Insured Fund, the "Acquired Funds"), a series of Columbia Funds Series Trust, into Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated June 26, 2006 (the "Prospectus/Proxy Statement") which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of such Acquired Fund. The Acquiring Fund will be the survivor of each Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund.......................         2
Independent Registered Public Accounting Firm.........................         2
Financial Statements..................................................         2
Appendix A - Statement of Additional Information of the Acquiring Fund       A-1
Appendix B - Pro Forma Financial Statements...........................       B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated March 27, 2006, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2005 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Mergers are attached hereto as Appendix B. Pro forma financial statements with respect to the Merger of the Tax-Exempt Insured Fund have been omitted because, as of May 10, 2006, the net asset value of the Tax-Exempt Insured Fund was less than 10% of the net asset value of the Tax-Exempt Fund.

    Appendix A - Statement of Additional Information of the Acquiring Fund

                           COLUMBIA TAX-EXEMPT FUND
                       COLUMBIA TAX-EXEMPT INSURED FUND
                    Series of Columbia Funds Series Trust I
                      Statement of Additional Information
                                March 27, 2006

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Tax-Exempt Fund and Columbia Tax-Exempt Insured Fund (each a "Fund" and, collectively, the "Funds"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the relevant Fund dated March 27, 2006. This SAI should be read together with the relevant Prospectus and each Fund's most recent Annual Report dated
November 30, 2005. Each Fund's most recent Annual Report to Shareholders are separate documents supplied with this SAI. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Management Distributors, Inc. ("CMD"), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The Financial Statements and Report of the Independent Registered Public Accounting Firm appearing in each Fund's November 30, 2005 Annual Report, are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CMD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

                                                        Page
Part 1                                                  ----

Definitions                                               b
Organization and History                                  b
Investment Goals and Policies                             b
Fundamental Investment Policies                           c
Other Investment Policies                                 c
Fund Charges and Expenses                                 d
Custodian                                                 n
Independent Registered Public Accounting Firm             n

Part 2

Miscellaneous Investment Practices                        1
Taxes                                                    22
Additional Tax Matters Concerning Trust Shares           27
Management of the Funds                                  29
Determination of Net Asset Value                         42
How to Buy Shares                                        43
Special Purchase Programs/Investor Services              47
Programs for Reducing or Eliminating Sales Charges       49
How to Sell Shares                                       52
Distributions                                            56
How to Exchange Shares                                   56
Suspension of Redemptions                                57
Shareholder Liability                                    57
Shareholder Meetings                                     57
Appendix I                                               59
Appendix II                                              65

INT-39/107906-0306

                                    PART 1

                           COLUMBIA TAX-EXEMPT FUND
                       COLUMBIA TAX-EXEMPT INSURED FUND
                      Statement of Additional Information
                                March 27, 2006

DEFINITIONS
"Trust"                     Columbia Funds Series Trust I
"Fund" or "Tax-Exempt Fund" Columbia Tax-Exempt Fund
"Fund" or "Insured Fund"    Columbia Tax-Exempt Insured Fund
"Advisor"                   Columbia Management Advisors, LLC, the Funds' investment
                            advisor
"CMD"                       Columbia Management Distributors, Inc. (formerly named
                            Columbia Funds Distributor, Inc.), the Funds' distributor
"CMS"                       Columbia Management Services, Inc. (formerly named
                            Columbia Funds Services, Inc.), the Funds' shareholder services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company which is a diversified series of the Trust, and represents the entire interest in a separate series of the Trust. Prior to September 19, 2005 and March 27, 2006 (the "Fund Reorganization Dates"), the Tax-Exempt Fund and Insured Fund, respectively, were each organized as a series of Columbia Funds Trust IV, a Massachusetts business trust (the "Predecessor Funds"). The Tax-Exempt Fund commenced investment operations on November 21, 1978 and the Insured Fund commenced investment operations on November 20, 1985. The information provided for each Fund in this SAI for periods prior to the Fund Reorganization Dates relates to the Predecessor Funds.

Effective October 13, 2003, the Trust changed its name from "Liberty-Stein Roe Funds Municipal Trust" to "Columbia Funds Trust IX." Effective September 19, 2005, the name of the Trust was changed from "Columbia Funds Trust IX" to its current name.

INVESTMENT GOALS AND POLICIES
The Prospectus describes the Funds' investment goals and investment policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by each Fund, unless otherwise noted:

Short-Term Trading
Zero Coupon Securities
Lower Rated Bonds (Tax-Exempt Fund only)
Forward Commitments
When Issued Securities
Municipal Leases
Asset Backed Securities
Repurchase Agreements
Options on Securities
Futures Contracts and Related Options
Inverse Floating Obligations
Pay-In-Kind (PIK) Securities
Participation Interests
Stand-by Commitments
Swap Agreements

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                       b

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.
2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. For purposes of this restriction, tax-exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.

In addition to the above listed fundamental investment policies, each Fund:
8. Will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless a Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.  Invest more than 15% of its net assets in illiquid assets.

                                       c

Notwithstanding the investment policies and restrictions of the Funds, each Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Funds.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment.

FUND CHARGES AND EXPENSES
Under the Tax-Exempt and the Insured Fund's Management Agreement, the Trust pays the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Tax-Exempt Fund and the Insured Fund at the following annual rates (subject to any reductions that the Advisor may agree to periodically):

           Average Net Assets                         Annual Fee Rate
           ------------------                         ---------------
           Under $500 million                              0.55%
           $500 million but less than $1 billion           0.50%
           $1 billion but less than $1.5 billion           0.47%
           $1.5 billion but less than $3 billion           0.44%
           $3 billion but less than $6 billion             0.43%
           In excess of $6 billion                         0.42%

Prior to November 1, 2004, the Trust paid the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Tax-Exempt Fund and the Insured Fund at the following annual rates (subject to any reductions that the Advisor may agree to periodically):

           Average Net Assets                         Annual Fee Rate
           ------------------                         ---------------
           First $1 billion                                0.60%
           Next $2 billion                                 0.55%
           Next $1 billion                                 0.50%
           Excess over $4 billion                          0.45%

The Advisor is responsible for providing certain pricing and bookkeeping services to the Funds. Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, the Funds will continue to receive substantially the same pricing, bookkeeping and administrative services as they currently receive under the Agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated the pricing and bookkeeping function to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement. The Advisor and State Street will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, the Funds will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for Fund accounting services, $25,000 plus an additional monthly fee based on each Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. The Funds will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administrative Agreement.

                                       d

For periods prior to November 1, 2005, each Fund paid the Advisor fees under a similar pricing and bookkeeping agreement with the Funds, that consisted of a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

  .   An annual flat fee of $10,000, paid monthly; and
  . In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

CMS acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective November 1, 2005, the Funds have entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Funds (and will continue to retain Boston Financial Data Services, Inc. to assist them) for a reduced fee. The new fee is $15.23 per account per annum, payable monthly. In addition, the Funds may pay CMS the fees and expenses they pay to third-party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of each Fund's net assets represented by the account. The Funds will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Funds.

Prior to November 1, 2005, each Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

   An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.

Prior to November 1, 2003, each Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

  . An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
  . An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
  . A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
  . A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus
  . Each Fund's allocated share of CMS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

                                       e

Recent Fees paid to the Advisor, CMD and CMS (dollars in thousands)

                                                                 Tax-Exempt Fund
                                                             Year ended November 30,
                                                          -----------------------------
                                                            2005      2004       2003
                                                          --------  --------  ---------
Management fee                                            $  8,451  $  9,516  $  10,637
Pricing and bookkeeping fee                                    456       505        667
Shareholder service and transfer agent fee                   1,404     1,756      3,662
12b-1 fees:
   Service fee (Class A)                                     3,227     3,464      3,797
   Service fee (Class B)                                        81       108        150
   Service fee (Class C)                                        18        20         28
   Distribution fee (Class B)                                  305       404        564
   Distribution fee (Class C)                                   68        74        105
Fees waived by CMD (Class C)                                   (14)      (15)       (21)
Fees and expenses waived or reimbursed by the Advisor/CMS      (92)     (538)      (698)

                                                                   Insured Fund
                                                             Year ended November 30,
                                                          -----------------------------
                                                            2005      2004       2003
                                                          --------  --------  ---------
Management fee                                            $    717  $    970  $   1,052
Pricing and bookkeeping fee                                     60        65         80
Shareholder service and transfer agent fee                      94       166        372
12b-1 fees:
   Service fee (Class A)                                       242       270        294
   Service fee (Class B)                                        35        45         55
   Service fee (Class C)                                        20        25         24
   Distribution fee (Class B)                                  133       170        207
   Distribution fee (Class C)                                   76        92         89
Fees waived by CMD (Class C)                                   (30)      (37)       (36)
Fees and expenses waived or reimbursed by the Advisor/CMS       (7)       --        (43)

Brokerage Commissions (dollars in thousands)

                                                                 Tax-Exempt Fund
                                                             Year ended November 30,
                                                          -----------------------------
                                                            2005      2004       2003
                                                          --------  --------  ---------
Total commissions                                         $     46  $     70  $      49

                                                                   Insured Fund
                                                             Year ended November 30,
                                                          -----------------------------
                                                            2005      2004       2003
                                                          --------  --------  ---------
Total commissions                                         $      5  $      9  $       5

The Trust is required to identify any securities of its "regular brokers or dealers" that each Fund has acquired during its most recent fiscal year. At November 30, 2005, neither Fund held securities of their regular brokers or dealers.

                                       f

Trustees and Trustees' Fees
The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended November 30, 2005, and the calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                                              Aggregate
                                            Compensation         Aggregate       Total Compensation
                                            from the Tax-      Compensation      from the Columbia
                          Pension or         Exempt Fund     from the Insured   Fund Complex Paid to
                      Retirement Benefits  for the Fiscal   Fund for the Fiscal the Trustees for the
                      Accrued as Part of     Year Ended         Year Ended      Calendar Year Ended
Trustee                Fund Expenses(a)   November 30, 2005  November 30, 2005  December 31, 2005(b)
-------               ------------------- ----------------- ------------------- --------------------
Douglas A. Hacker             N/A             $  3,967            $  720             $  111,277
Janet Langford Kelly          N/A                4,230               768                116,500
Richard W. Lowry              N/A                3,536               642                142,500
William E. Mayer              N/A                4,032               732                147,750
Charles R. Nelson             N/A                3,888               706                111,500
John J. Neuhauser             N/A                3,610               655                137,833
Patrick J. Simpson(c)         N/A                3,748               681                107,500
Thomas E. Stitzel             N/A                4,066               738                113,000
Thomas C. Theobald(d)         N/A                7,332             1,335                205,500
Anne-Lee Verville(e)          N/A                4,243               770                120,723
Richard L. Woolworth          N/A                3,788               688                106,500

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.
(c) During the fiscal year ended November 30, 2005, and the calendar year ended December 31, 2005, Mr. Simpson deferred $3,748 of his compensation from the Tax-Exempt Fund and $681 of his compensation from the Tax-Exempt Insured Fund, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under that plan was $269,502.
(d) During the fiscal year ended November 30, 2005, and the calendar year ended December 31, 2005, Mr. Theobald deferred $5,325 of his compensation from the Tax-Exempt Fund and $972 of his compensation from the Tax-Exempt Insured Fund, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.
(e) At December 31, 2005, the value of Ms. Verville's account under the deferred compensation plan was $683,935.

                                       g

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended November 30, 2005, the Audit Committee convened seven times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended November 30, 2005, the Governance Committee convened five times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended November 30, 2005, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended November 30, 2005, the Compliance Committee convened four times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the

                                       h

Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside
             Managed (i.e., sub-advised), and Municipal.

     IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories:
             Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and
             Young Investor.

     IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and
             Money Market.

     IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty
             Equity and Taxable Fixed Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.

                                                                     Aggregate Dollar Range of
                                                                         Equity Securities
                       Dollar Range of Equity Dollar Range of Equity    Owned in All Funds
                        Securities Owned in    Securities Owned in    Overseen by Trustee in
   Name of Trustee      the Tax-Exempt Fund      the Insured Fund      Columbia Fund Complex
   ---------------     ---------------------- ---------------------- -------------------------
Disinterested Trustees
Douglas A. Hacker               None                   None              Over $100,000
Janet Langford Kelly            None                   None              Over $100,000
Richard W. Lowry                None                   None              Over $100,000
Charles R. Nelson               None                   None              Over $100,000
John J. Neuhauser               None                   None              Over $100,000
Patrick J. Simpson              None                   None              Over $100,000
Thomas E. Stitzel               None                   None              $50,001-$100,000
Thomas C. Theobald              None                   None              Over $100,000
Anne-Lee Verville(a)            None                   None              Over $100,000
Richard L. Woolworth            None                   None              Over $100,000

Interested Trustee
William E. Mayer                None                   None              $50,001-$100,000

(a) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year-end.

                       Other SEC-registered    Other pooled
                           open-end and         investment
 Portfolio Managers      closed-end funds        vehicles          Other accounts
 ------------------  ------------------------ --------------- ------------------------
                      Number                   Number          Number
                        of                       of              of
                     accounts     Assets      accounts Assets accounts     Assets
                     -------- --------------- -------- ------ -------- ---------------
Kimberly A. Campbell    3     $  650 thousand    0       0        7    $  125 thousand
Gary Swayze             4     $     1 billion    0       0       20    $   4.7 million

See "Other Considerations--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:

                          Dollar Range of Equity Securities in
Portfolio Managers            the Fund Beneficially Owned
------------------            ---------------------------
Kimberly A. Campbell                      None
Gary Swayze                               None

Compensation

As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

 Portfolio Managers     Performance Benchmark             Peer Group
 ------------------   ------------------------- ------------------------------
 Kimberly A. Campbell Lehman Brothers Municipal Lipper General Municipal Debt
                             Bond Index                 Funds Category
 Gary Swayze          Lehman Brothers Municipal Lipper Insured Muni Debt Funds
                             Bond Index                    Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                       j

Ownership of the Funds
As of record on February 28, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding shares of each of the Funds.

As of record on February 28, 2006, the following shareholders of record owned 5% or more of one or more of each class of the Funds' outstanding shares:

Tax-Exempt Fund
---------------
Class B Shares
--------------
Merrill Lynch Pierce Fenner & Smith                                 11.86%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Class C Shares
--------------
Citigroup Global Markets, Inc.                                       6.12%
333 W. 34th Street
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith                                 21.47%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Pershing LLC                                                         6.96%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class Z Shares
--------------
Charles Schwab & Co. Inc.                                            6.99%
101 Montgomery St.
San Francisco, CA 94104-4122

Insured Fund
------------

Class B Shares
--------------

Elsie P. Viles                                                       5.47%
P.O. Box 319
Augusta, ME 04332-0319

Merrill Lynch Pierce Fenner & Smith                                 11.11%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

                                       k

Class C Shares
--------------
Merrill Lynch Pierce Fenner & Smith                                 34.00%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                                      19.60%
333 W. 34th St
New York, NY 10001-2402

Sales Charges (dollars in thousands)

                                                                   Tax-Exempt Fund
                                                                ---------------------
                                                                    Class A Shares
                                                                ---------------------
                                                                Years ended November 30,
                                                                _______________________
                                                                 2005      2004   2003
                                                                ------    ------ ------
Aggregate initial sales charges on Fund share sales             $  490    $  473 $  837
Initial sales charges retained by CMD                               25        60    109
Aggregate contingent deferred sales charge ("CDSC")
 on Fund redemptions retained by CMD                                 0         0     30

                                                                     Insured Fund
                                                                ---------------------
                                                                    Class A Shares
                                                                ---------------------
                                                                Years ended November 30,
                                                                _______________________
                                                                 2005      2004   2003
                                                                ------    ------ ------
Aggregate initial sales charges on Fund share sales             $   71    $   45 $  218
Initial sales charges retained by CMD                               10         6     28
Aggregate CDSC on Fund redemptions retained by CMD                  (a)        0     (a)

                                                                   Tax-Exempt Fund
                                                                ---------------------
                                                                    Class B Shares
                                                                ---------------------
                                                                Years ended November 30,
                                                                _______________________
                                                                 2005      2004   2003
                                                                ------    ------ ------
Aggregate CDSC on Fund redemptions retained by CMD              $   68    $  108 $  120

                                                                     Insured Fund
                                                                ---------------------
                                                                    Class B Shares
                                                                ---------------------
                                                                Years ended November 30,
                                                                _______________________
                                                                 2005      2004   2003
                                                                ------    ------ ------
Aggregate CDSC on Fund redemptions retained by CMD              $   55    $   96 $  105

                                       l

                                                                Tax-Exempt Fund
                                                                ------------------------
                                                                Class C Shares
                                                                ------------------------
                                                                Years ended November 30,
                                                                ------------------------
                                                                2005     2004    2003
                                                                ----     ----    ----
 Aggregate CDSC on Fund redemptions retained by CMD             $ 0       $2     $ 3

                                                                 Insured Fund
                                                                ------------------------
                                                                Class C Shares
                                                                ------------------------
                                                                Years ended November 30,
                                                                ------------------------
                                                                2005     2004    2003
                                                                ----     ----    ----
 Aggregate CDSC on Fund redemptions retained by CMD             $36       $2     $12

(a) Rounds to less than one.

12b-1 Plan, CDSCs and Conversion of Shares
Each Fund offers three classes of shares--Class A, Class B and Class C. In addition, the Tax-Exempt Fund offers Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Tax-Exempt Fund and the Insured Fund each pay CMD monthly a service fee at an annual rate of 0.20% of net assets attributed to each Class of shares. Each Fund also pays CMD monthly a distribution fee at the annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. CMD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% (Tax-Exempt Fund) and 0.45% (Insured Fund), annually. CMD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD's expenses, CMD may in some cases realize a profit from the fees.

The Plan authorizes any other payments by the Funds to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Funds' shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Funds' shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs and initial sales charges are described in the Prospectuses.

                                       m

No CDSC will be imposed on an amount which represents an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for the shares. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value.

Sales-related expenses (dollars in thousands) of CMD relating to each Fund were:

                                                            Tax-Exempt Fund
                                              --------------------------------------------
                                                      Year ended November 30, 2005
                                              --------------------------------------------
                                              Class A Shares Class B Shares Class C Shares
                                              -------------- -------------- --------------
Fees to FSFs                                     $  3,254        $  108         $  30
Cost of sales material relating to the Fund
 (including printing and mailing expenses)             69             2             1
Allocated travel, entertainment and other
 promotional expenses (including advertising)         102             3             2

                                                              Insured Fund
                                              --------------------------------------------
                                                      Year ended November 30, 2005
                                              --------------------------------------------
                                              Class A Shares Class B Shares Class C Shares
                                              -------------- -------------- --------------
Fees to FSFs                                     $    242        $   43         $  29
Cost of sales material relating to the Fund
 (including printing and mailing expenses)              7             1             1
Allocated travel, entertainment and other
 promotional expenses (including advertising)          11             1             2

CUSTODIAN
State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding and controlling the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the Funds' independent registered public accounting firm. The independent registered public accounting firm provides audit and tax return review services, assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                       n

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust, SteinRoe Variable Investment Trust and Liberty Variable Investment Trust (each a Trust and together, the Trusts). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

   1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

   2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

   3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

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   4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

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The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities ("Zeros")

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds ("Steps")

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind ("PIK") Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

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Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a

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segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates

Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter ("OTC") options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability
- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

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Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities of any issuer, other than U.S. government securities or other regulated investment companies, or (y) in the securities of one or more "qualified publicly traded partnership" (as defined below); or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest, income, for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax
(AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate federal AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of long-term capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Non-U.S. Shareholders. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the annual gift-tax exemption, which in 2006 is $12,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $24,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $2 million in 2006, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (46% for gifts made in 2006) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC ("Columbia Advisors" or "CMA" or the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005 Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

Trustees and Officers (this section applies to all of the Funds)

Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

                                                                                Number of
                                                                              Portfolios in
                                      Year First                              Columbia Fund
                                      Elected or                                 Complex
                       Position with  Appointed     Principal Occupation(s)    Overseen by     Other Directorships
Name and Year of Birth     Funds     to Office(1)   During Past Five Years       Trustee             Held(2)
---------------------- ------------- ------------ --------------------------- ------------- --------------------------
Disinterested Trustee

Thomas C. Theobald       Trustee         1996     Partner and Senior Advisor,      83       Anixter International
(Born 1937)              and                      Chicago Growth Partners                   (network support equipment
                         Chairman                 (private equity investing)                distributor); Ventas, Inc.
                         of the                   since September, 2004;                    (real estate investment
                         Board                    Managing Director,                        trust); Jones Lang LaSalle
                                                  William Blair Capital                     (real estate management
                                                  Partners (private equity                  services) and Ambac
                                                  investing) from September,                Financial Group (financial
                                                  1994 to September, 2004.                  guaranty insurance)

                                                                                Number of
                                                                              Portfolios in
                                      Year First                              Columbia Fund
                                      Elected or                                 Complex
                       Position with Appointed to   Principal Occupation(s)    Overseen by  Other Directorships
Name and Year of Birth     Funds      Office(1)     During Past Five Years       Trustee          Held(2)
---------------------- ------------- ------------ --------------------------- ------------- -------------------
Disinterested Trustees

Douglas A. Hacker         Trustee        1996     Executive Vice President         83       Nash Finch Company
(Born 1955)                                       -- Strategy of United                     (food distributor)
                                                  Airlines (airline) since
                                                  December, 2002; President
                                                  of UAL Loyalty Services
                                                  (airline) from September,
                                                  2001 to December, 2002;
                                                  Executive Vice President
                                                  and Chief Financial Officer
                                                  of United Airlines from
                                                  July, 1999 to September,
                                                  2001.


Janet Langford Kelly      Trustee        1996     Partner, Zelle, Hofmann,         83       UAL Corporation
(Born 1957)                                       Voelbel, Mason & Gette                    (airline)
                                                  LLP (law firm) since
                                                  March, 2005; Adjunct
                                                  Professor of Law,
                                                  Northwestern University,
                                                  since September, 2004;
                                                  Chief Administrative
                                                  Officer and Senior Vice
                                                  President, Kmart Holding
                                                  Corporation (consumer
                                                  goods), from September,
                                                  2003 to March, 2004;
                                                  Executive Vice President-
                                                  Corporate Development
                                                  and Administration,
                                                  General Counsel and
                                                  Secretary, Kellogg
                                                  Company (food
                                                  manufacturer), from
                                                  September, 1999 to August,
                                                  2003.


                                                                                   Number of
                                                                                 Portfolios in
                                      Year First                                 Columbia Fund
                                      Elected or                                    Complex
                       Position with Appointed to Principal Occupation(s) During  Overseen by
Name and Year of Birth     Funds      Office(1)          Past Five Years            Trustee    Other Directorships Held(2)
---------------------- ------------- ------------ ------------------------------ ------------- ---------------------------
Disinterested Trustees

Richard W. Lowry (Born    Trustee        1995      Private Investor since             85                  None
1936)                                              August, 1987 (formerly
                                                   Chairman and Chief
                                                   Executive Officer, U.S.
                                                   Plywood Corporation
                                                   (building products
                                                   manufacturer) until 1987).


Charles R. Nelson         Trustee        1981      Professor of Economics,            83                  None
(Born 1942)                                        University of Washington
                                                   since January, 1976; Ford
                                                   and Louisa University of
                                                   Washington Van Voorhis
                                                   Professor of Political
                                                   Economy, University of
                                                   Washington, since
                                                   September, 1993; Director,
                                                   Institute for Economic
                                                   Research, University of
                                                   Washington from
                                                   September, 2001 to June,
                                                   2003; Adjunct Professor of
                                                   Statistics, University of
                                                   Washington since
                                                   September, 1980;
                                                   Associate Editor, Journal
                                                   of Money Credit and
                                                   Banking since September,
                                                   1993; consultant on
                                                   econometric and statistical
                                                   matters.


John J. Neuhauser         Trustee        1985      University Professor,              85                  None
(Born 1943)                                        Boston College since
                                                   November, 2005;
                                                   Academic Vice President
                                                   and Dean of Faculties,
                                                   Boston College from
                                                   August, 1999 to October,
                                                   2005.


                                                                                   Number of
                                                                                 Portfolios in
                                      Year First                                 Columbia Fund
                                      Elected or                                    Complex
                       Position with Appointed to Principal Occupation(s) During  Overseen by
Name and Year of Birth     Funds      Office(1)          Past Five Years            Trustee    Other Directorships Held(2)
---------------------- ------------- ------------ ------------------------------ ------------- ---------------------------
Disinterested Trustees

Patrick J. Simpson        Trustee        2000       Partner, Perkins Coie             83       None
(Born 1944)                                         L.L.P. (law firm).

Thomas E. Stitzel         Trustee        1998       Business Consultant since         83       None
(Born 1936)                                         1999; Chartered Financial
                                                    Analyst.

Anne-Lee Verville         Trustee        1998       Retired since 1997                83       Chairman of the Board of
(Born 1945)                                         (formerly General                          Directors, Enesco Group,
                                                    Manager, Global Education                  Inc. (producer of giftware
                                                    Industry, IBM Corporation                  and home and garden decor
                                                    (computer and technology)                  products)
                                                    from 1994 to 1997).

Richard L. Woolworth      Trustee        1991       Retired since December,           83       Northwest Natural Gas
(Born 1941)                                         2003 (formerly Chairman                    (natural gas service
                                                    and Chief Executive                        provider)
                                                    Officer, The Regence
                                                    Group Co. (regional health
                                                    insurer); Chairman and
                                                    Chief Executive Officer,
                                                    BlueCross BlueShield of
                                                    Oregon; Certified Public
                                                    Accountant, Arthur Young
                                                    & Company).


                                                                                   Number of
                                                                                 Portfolios in
                                      Year First                                 Columbia Fund
                                      Elected or                                    Complex
                       Position with Appointed to Principal Occupation(s) During  Overseen by
Name and Year of Birth     Funds      Office(1)          Past Five Years            Trustee    Other Directorships Held(2)
---------------------- ------------- ------------ ------------------------------ ------------- ---------------------------
 Interested Trustee

 William E. Mayer(3)      Trustee        1994       Partner, Park Avenue              85       Lee Enterprises (print
 (Born 1940)                                        Equity Partners (private                   media), WR Hambrecht +
                                                    equity) since February,                    Co. (financial service
                                                    1999, Dean and Professor,                  provider); Reader's Digest
                                                    College of Business,                       (publishing).
                                                    University of Maryland,
                                                    1992 to 1997.

--------
(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                               Year First
                                               Elected or
Name, Year of Birth and                        Appointed
Address                  Position with Funds   to Office         Principal Occupation(s) During Past Five Years
----------------------- ---------------------- ---------- -------------------------------------------------------------
Officers

Christopher L. Wilson   President                 2004    Head of Mutual Funds since August, 2004 and Managing
(Born 1957)                                               Director of the Advisor since September, 2005; President and
                                                          Chief Executive Officer, CDC IXIS Asset Management
                                                          Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. Senior Vice President,    2006    Associate General Counsel, Bank of America since April,
(Born 1959)             Secretary and Chief               2005; Senior Vice President and Associate General Counsel,
                        Legal Officer                     MFS Investment Management (investment management) prior
                                                          to April, 2005.

J. Kevin Connaughton    Senior Vice President,    2000    Managing Director of the Advisor since February, 1998.
(Born 1964)             Chief Financial
                        Officer and Treasurer

Mary Joan Hoene         Senior Vice President     2004    Senior Vice President and Chief Compliance Officer of
(Born 1949)             and Chief                         various funds in the Columbia Fund Complex; Partner, Carter,
100 Federal Street      Compliance Officer                Ledyard & Milburn LLP (law firm) from January, 2001 to
Boston, MA 02110                                          August, 2004.

Michael G. Clarke       Chief Accounting          2004    Managing Director of the Advisor since February, 2001.
(Born 1969)             Officer and Assistant
                        Treasurer

Stephen T. Welsh        Vice President            1996    President, Columbia Management Services, Inc. since July,
(Born 1957)                                               2004; Senior Vice President and Controller, Columbia
                                                          Management Services, Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer          2004    Group Operations Manager of the Advisor since October,
(Born 1969)                                               2004; Vice President of CDC IXIS Asset Management
                                                          Services, Inc. (investment management) from August, 2000 to
                                                          September, 2004.

Joseph F. DiMaria       Deputy Treasurer          2004    Senior Compliance Manager of the Advisor since January,
(Born 1968)                                               2005; Director of Trustee Administration of the Advisor from
                                                          May, 2003 to January, 2005; Senior Audit Manager,
                                                          PricewaterhouseCoopers (independent registered public
                                                          accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards           Deputy Treasurer          2004    Vice President of the Advisor since 2002; Assistant Vice
(Born 1966)                                               President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan         Controller                2006    Vice President-Fund Treasury of the Advisor since October,
(Born 1969)                                               2004; Vice President-Trustee Reporting from April, 2002 to
                                                          October, 2004; Management Consultant,
                                                          PricewaterhouseCoopers (independent registered public
                                                          accounting firm) prior to October, 2002.

Peter T. Fariel         Assistant Secretary       2006    Associate General Counsel, Bank of America since April,
(Born 1957)                                               2005; Partner, Goodwin Procter LLP (law firm) prior to April,
                                                          2005.

                                            Year First
                                            Elected or
Name, Year of Birth and                     Appointed
Address                 Position with Funds to Office        Principal Occupation(s) During Past Five Years
----------------------- ------------------- ---------- -----------------------------------------------------------
   Officers

   Ryan C. Larrenaga    Assistant Secretary    2005    Assistant General Counsel, Bank of America since March,
   (Born 1970)                                         2005; Associate, Ropes & Gray LLP (law firm) from 1998 to
                                                       February, 2005.

   Barry S. Finkle      Assistant Treasurer    2003    Senior Manager and Head of Fund Performance of the Advisor
   (Born 1965)                                         since January, 2001.

   Julian Quero         Assistant Treasurer    2003    Senior Compliance Manager of the Advisor since April, 2002;
   (Born 1967)                                         Assistant Vice President of Taxes and Distributions of the
                                                       Advisor from 2001 to April, 2002.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributors and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

Trustee Positions

As of December 31, 2005, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds, a group of 2 registered closed-end funds sponsored by an affiliate of the Advisor.

The Trustees serve as trustees of 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting.
Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

(a) providing office space, equipment and clerical personnel;

(b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

(c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f) maintaining certain books and records of each Fund.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

Pursuant to a Trust Services Agreement, CMS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

  . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter

CMD is the principal underwriter of the Trust's shares. CMD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CMS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CMS or generally by 6 months' notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Advisors, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Advisors and its affiliates. The Fund's policies prohibit Columbia Advisors and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                              Frequency of
Type of Fund                     Information Provided          Disclosure         Date of Web Posting
------------              ----------------------------------- ------------ ----------------------------------
Equity Funds              Full portfolio holdings information   Monthly     30 calendar days after month-end
Fixed Income Funds        Full portfolio holdings information  Quarterly   60 calendar days after quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, CMD at the address listed on the cover of this SAI.

A Fund, Columbia Advisors or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy solicitor and proxy voting service provider (Computershare Investor Services, LLC), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors' trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of trading on the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Greater China
Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

   1st Global Capital Corp
   401 Company
   ABN AMRO Trust Services
   ADP Retirement Services
   Advest
   AEGON/Transamerica
   AG Edwards
   American Century Services
   American Express
   AMG
   AON Consulting
   AST Trust Company
   Banc of America Investment Services
   BancOne
   Bear Stearns
   Benefit Plan Administrators
   Bidwell & Company
   BNY Clearing

   C N A Trust
   Charles Schwab
   CIBC Oppenheimer
   Citigroup Global Markets
   CitiStreet Associates LLC
   City National Bank
   City of Milwaukee
   Columbia Trust Company
   Commonwealth Financial
   Compensation & Capital
   CPI Qualified Plan Consultants
   Daily Access Concepts
   Davenport & Company
   Delaware Investments
   Digital Retirement Solutions
   Discover Brokerage
   Dreyfus/Mellon
   Edgewood Services
   Edward Jones
   E-Trade,
   ExpertPlan
   FAS Liberty Life Spectrum
   Ferris Baker Watts
   Fidelity
   Financial Data Services
   Franklin Templeton
   Freeman Welwood
   Gem Group
   Great West Life
   Hewitt Associates LLC
   Huntington Bank
   ING
   Intermountain Health Care Investmart, Inc.
   Investment Manager Services (IMS)
   Janney Montgomery Scott
   JJB Hilliard Lyons
   JP Morgan/American Century
   Kenney Investments
   Kirkpatrick Pettis Smith Polian Inc
   Legg Mason Wood Walker
   Liberty Life
   Lincoln Financial
   Lincoln Life
   Linsco Private Ledger
   M & T Securities
   Marquette Trust Company
   Mass Mutual Life
   Matrix Settlement & Clearance Services (MSCS)
   McDonald Investments
   Merrill Lynch
   MetLife
   MFS
   Mfund Trax
   MidAtlantic Capital

   Milliman USA
   Morgan Keegan
   Morgan Stanley Dean Witter
   PFPC
   Nationwide Investment Services
   Neuberger Berman Mgmt
   NFP Securities
   NSD -NetStock Sharebuilder
   NYLife Distributors
   Optimum Investment Advisors
   Orbitex
   Pershing LLC
   Phoenix Home Life
   Piper Jaffray
   PNC
   PPI Employee Benefits
   Private Bank & Trust
   Prudential
   Putnam Investments
   Raymond James
   RBC Dain Rausher
   Robert W Baird
   Royal Alliance
   RSM McGladrey Inc.
   Safeco
   Scott & Stringfellow
   Scudder Investments
   Security Benefit
   Segall Bryant Hamill
   South Trust Securities
   Southwest Securities
   Standard Insurance
   Stanton Group
   State of NY Deferred Compensation Plan
   Stephens, Inc.
   Stifel Nicolaus & Co
   Strong Capital
   Sungard T Rowe Price
   Trustar Retirement Services
   Trustlynx/Datalynx
   UBS Financial Services
   USAA Investment Management
   Vanguard
   Wachovia
   TD Waterhouse
   Webster Investment Services
   Wells Fargo
   Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers:
(i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers:
(i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned

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

by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD

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

account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

    1. the current purchase; and

    2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

    1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of

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

       the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

       NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

       Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

       Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

       Banks, trust companies and thrift institutions, acting as fiduciaries.

    2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on
       September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

       Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

       Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
       (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

       (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

    3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

    4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

    5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

    6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

    7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

    8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

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Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the
"Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

    1. Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

    2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares -- Systematic Withdrawal Plan."

    3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

    4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

    5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

    6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
       Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

    7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
       (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

    8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

    9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

    10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

    11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

    12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

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

    13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
       Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

    14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

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

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

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

Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                            Reallowance to
                               Reallowance to Dealers     Dealers As A % of
                              As A % of Offering Price      Offering Price
Amount of Transaction          Per Share - Bond Funds  Per Share - Equity Funds
---------------------         ------------------------ ------------------------
Less than $50,000............           4.25                     5.00
$50,000 but less than
  $100,000...................           3.75                     3.75
$100,000 but less than
  $250,000...................           2.75                     2.75
$250,000 but less than
  $500,000...................           2.00                     2.00
$500,000 but less than
  $1,000,000.................           1.75                     1.75
$1,000,000 and over..........           0.00                     0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                                % Deducted When
Holding Period After Purchase                                   Shares Are Sold
-----------------------------                                   ---------------
Through first year.............................................      5.00
Through second year............................................      4.00
Through third year.............................................      3.00
Through fourth year............................................      3.00
Through fifth year.............................................      2.00
Through sixth year.............................................      1.00
Longer than six years..........................................      None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

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

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                                % Deducted When
Holding Period After Purchase                                   Shares Are Sold
-----------------------------                                   ---------------
Through first year.............................................      5.50
Through second year............................................      5.00
Through third year.............................................      4.00
Through fourth year............................................      3.00
Through fifth year.............................................      2.00
Through sixth year.............................................      1.00
Through the seventh year.......................................      None
Longer than seven years........................................      None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates --(i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

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

Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                                                % Deducted When
Holding Period After Purchase                                   Shares Are Sold
-----------------------------                                   ---------------
Through first year.............................................      5.00
Through second year............................................      4.00
Through third year.............................................      3.00
Through fourth year............................................      3.00
Through fifth year.............................................      2.00
Through sixth year.............................................      1.00
Longer than six years..........................................      0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends ("include Funds") will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends ("exclude Funds") will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A

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

shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

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

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing

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

credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   Prime-1 Highest Quality

   Prime-2 Higher Quality

   Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

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

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

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

                                  APPENDIX II

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

    1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

    2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.
--------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC.

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

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in
         Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

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III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

     . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

     . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

        . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

        . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

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Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

   However, CMA generally will WITHHOLD votes from pertinent director nominees if:

     (i) the board as proposed to be constituted would have more than one-third of its members from management;

    (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

   (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

    (iv) a director serves on more than six public company boards;

     (v) the CEO serves on more than two public company boards other than the company's board.

   On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

     .   Established governance standards and guidelines.

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     .   Full board composed of not less than two-thirds "independent"
         directors, as defined by applicable regulatory and listing standards.

     . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

     . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

     . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

     . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.

  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

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  .   Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

   For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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  .   Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

  . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

     .   Credible reason exists to question:

        . The auditor's independence, as determined by applicable regulatory requirements.

        . The accuracy or reliability of the auditor's opinion as to the company's financial position.

     . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

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CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure

  .   Attendance at board and committee meetings.

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CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

  .   Are interested directors and sit on the audit or nominating committee; or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers

  .   Market in which fund invests

  . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

  .   Past shareholder activism, board activity and votes on related proposals

  .   Strategy of the incumbents versus the dissidents

  .   Independence of incumbent directors; director nominees

  .   Experience and skills of director nominees

  .   Governance profile of the company

  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund

  .   Market in which the fund invests

  .   Measures taken by the board to address the discount

  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules

  .   Fund category/investment objective

  .   Performance benchmarks

  .   Share price performance as compared with peers

  .   Resulting fees relative to peers

  .   Assignments (where the adviser undergoes a change of control)

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Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose

  .   Possible dilution for common shares

  .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness

  .   Regulatory developments

  .   Current and potential returns

  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

  .   Fund's target investments

  .   Reasons given by the fund for the change

  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market

  .   Consolidation in the target market

  .   Current asset composition

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Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness

  .   Current and potential returns

  .   Risk of concentration

  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company

  .   Past performance of the fund

  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal

  .   The efficiencies that could result

  .   The state of incorporation; net effect on shareholder rights

  .   Regulatory standards and implications

CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:

  .   Change, without shareholder approval the domicile of the fund

  . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

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Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states

  .   Required fundamental policies of both states

  .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives

  .   The proposed distributor's reputation and past performance

  .   The competitiveness of the fund in the industry

  .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure

  .   Performance of both funds

  .   Continuity of management personnel

  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV

  .   The fund's history of shareholder relations

  .   The performance of other funds under the adviser's management

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9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

   1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

   2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

   3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

   4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

   5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

   6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

   7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

  . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

  . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

  . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                   Appendix B-Pro Forma Financial Statments

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                      Columbia Tax-Exempt Fund
                                                                                        Acquiring Fund
                                                                                      ------------------------
                                                      Rate  Maturity  % of Net Assets  Par ($)     Value ($)
                                                     -----  --------- ---------------  ---------   ---------
Municipal Bonds                                                            96.9%
EDUCATION                                                                   3.9%
Education                                                                   3.3%
    CA Educational Facilities Authority
    Loyola Marymount University,
    Series 2001,
    Insured: MBIA:                                   (a)    10/1/2017                 2,525,000    1,486,291
                                                     (a)    10/1/2020                 2,000,000    1,006,260

    DC Howard University Revenue Refunding
     Series 1996,
       Insured: MBIA                                 5.750  10/1/2017                        --           --

    IL Educational Facilities Authority
     Student Housing Advancement
     Funding Revenue, University Center
     Project, Series 2002,                           6.625   5/1/2017                        --           --

    IN Ivy Tech State College Revenue
     Series 1997 E,
       Insured: AMBAC                                5.125   7/1/2012                        --           --

    IN St. Joseph County Educational
     Facilities Revenue, University of
     Notre Dame - Du Lac Project,
     Series 1996,                                    5.500   3/1/2026                        --           --

    MA College Building Authority,
     Series 1994 A,                                  7.500   5/1/2014                 3,500,000    4,302,480

    MA Health & Education Facilities Authority
     Massachusetts Institute of Technology:
       Series 2002 K,                                5.500   7/1/2022                 8,000,000    9,181,280
       Series 2002 L,                                5.000   7/1/2018                 5,000,000    5,459,450
       Tufts University, Series 2002 J,              5.500  8/15/2017                 2,895,000    3,260,088

    MN Higher Education Facilities Authority,
     College of Art & Design, Series 2000 5-D,       6.750   5/1/2026                   500,000      539,975

    MN University of Minnesota,
     Series 1996 A,                                  5.750   7/1/2017                 1,000,000    1,153,930
     Series 1999 A,                                  5.500   7/1/2021                 1,000,000    1,128,280

    NY Dormitory Authority
     Educational Housing Services, Series 2005,
     Insured: AMBAC                                  5.250   7/1/2030                 3,000,000    3,313,440

    New York University Series 2001 1,
     Insured: AMBAC                                  5.500   7/1/2040                 4,000,000    4,658,800

    OH Higher Educational Facility Revenue,
     Case Western Reserve University,
     Series 1994,                                    6.250  10/1/2017                 4,340,000    5,185,258

    TX University of Texas Permanent University
     Fund Finance Department Revenue Refunding,
     Series 2004 B                                   5.000   7/1/2026                        --           --

    TX University System Financing Revenue Refunding
     Series 2002,
       Insured: FSA                                  5.000  3/15/2017                        --           --

                                                     Columbia Municipal Income Fund                       Columbia Tax-Exempt Fund
                                                        Acquired Fund               Pro-Forma Adjustments Pro-Forma Combined
                                                     ------------------------------ --------------------- ------------------------
                                                      Par ($)        Value ($)      Par ($)   Value ($)    Par ($)     Value ($)
                                                        ---------    ---------      -------   ---------    ---------   ---------
Municipal Bonds
EDUCATION
Education
    CA Educational Facilities Authority
    Loyola Marymount University,
    Series 2001,
    Insured: MBIA:                                          --              --        --         --       2,525,000    1,486,291
                                                            --              --        --         --       2,000,000    1,006,260

    DC Howard University Revenue Refunding
     Series 1996,
       Insured: MBIA                                 3,985,000       4,138,144        --         --       3,985,000    4,138,144

    IL Educational Facilities Authority
     Student Housing Advancement
     Funding Revenue, University Center
     Project, Series 2002,                           4,500,000       4,962,960        --         --       4,500,000    4,962,960

    IN Ivy Tech State College Revenue
     Series 1997 E,
       Insured: AMBAC                                2,000,000       2,082,960        --         --       2,000,000    2,082,960

    IN St. Joseph County Educational
     Facilities Revenue, University of
     Notre Dame - Du Lac Project,
     Series 1996,                                    2,000,000       2,048,900        --         --       2,000,000    2,048,900

    MA College Building Authority,
     Series 1994 A,                                         --              --        --         --       3,500,000    4,302,480

    MA Health & Education Facilities Authority
     Massachusetts Institute of Technology:
       Series 2002 K,                                       --              --        --         --       8,000,000    9,181,280
       Series 2002 L,                                       --              --        --         --       5,000,000    5,459,450
       Tufts University, Series 2002 J,                     --              --        --         --       2,895,000    3,260,088

    MN Higher Education Facilities Authority,
     College of Art & Design, Series 2000 5-D,              --              --        --         --         500,000      539,975

    MN University of Minnesota,
     Series 1996 A,                                         --              --        --         --       1,000,000    1,153,930
     Series 1999 A,                                         --              --        --         --       1,000,000    1,128,280

    NY Dormitory Authority
     Educational Housing Services, Series 2005,
     Insured: AMBAC                                         --              --        --         --       3,000,000    3,313,440

    New York University Series 2001 1,
     Insured: AMBAC                                         --              --        --         --       4,000,000    4,658,800

    OH Higher Educational Facility Revenue,
     Case Western Reserve University,
     Series 1994,                                           --              --        --         --       4,340,000    5,185,258

    TX University of Texas Permanent University
     Fund Finance Department Revenue Refunding,
     Series 2004 B                                   2,500,000       2,591,725        --         --       2,500,000    2,591,725

    TX University System Financing Revenue Refunding
     Series 2002,
       Insured: FSA                                  1,500,000       1,572,420        --         --       1,500,000    1,572,420

                See Accompanying Notes to Financial Statements dPRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                     Columbia Tax-Exempt Fund
                                                    Rate   Maturity  % of Net Assets     Acquiring Fund
                                                   -----  ---------- --------------- ------------------------
    UT Weber State University Revenue
     Series 2005, Insured: MBIA                    4.250    4/1/2029                  4,100,000    3,744,940

    VA College Building Authority,
     Virginia Educational Facilities,
     Washington & Lee University, Series 2001      5.375    1/1/2021                 10,000,000   11,219,300

    WV State University,
     Series 2000 A, Insured: AMBAC                 (a)      4/1/2018                  3,800,000    2,176,222

    WV University of West Virginia
     Series 1998 A, Insured: AMBAC                 5.250    4/1/2028                  5,000,000    5,577,400
     Series 2000 A, Insured: AMBAC                 (a)      4/1/2016                  3,300,000    2,092,794
                                                                                                  ----------
                                   Education Total                                                65,486,189
                                                                                                  ----------
Prep School                                                                0.1%
    MA Industrial Finance Agency,
     Tabor Academy, Series 1998,                   5.400   12/1/2028                  1,535,000    1,568,555
                                                                                                  ----------
                                 Prep School Total                                                 1,568,555
                                                                                                  ----------
Student Loan                                                                                0.5%
    IA Student Loan Liquidity Liquidity
     Corporation Student Loan Revenue
     Refunding, Series 1998 J, AMT,
     Insured: AMBAC                                4.800    6/1/2009                         --           --

    WY Student Loan Corporation Revenue
    Refunding
     Series 1999 A,                                6.250    6/1/2029                         --           --
                                                                                                  ----------
                                Student Loan Total                                                        --
                                                                                                  ----------
                                   EDUCATION TOTAL                                                67,054,744
                                                                                                  ----------
HEALTH CARE                                                               11.2%
Continuing Care Retirement                                                 0.3%
    FL Capital Projects Finance Authority,
     Glenridge on Palmer Ranch, Series 2002 A,     8.000    6/1/2032                  4,500,000    4,991,940

    FL Lee County Industrial Development Authority
    Authority, Shell Point Village Project,
     Series 1999 A,                                5.750  11/15/2015                    250,000      259,473

    OH Hamilton County Health Care Facilities
     Revenue, Twin Towers, Series 1998 A,          5.125   10/1/2018                    500,000      503,595

    PA Montgomery County Industrial
     Development Authority, Whitemarsh
     Continuing Care Retirement Community,
     Series 2005,                                  6.125    2/1/2028                  2,000,000    2,088,200
                                                                                                  ----------
                  Continuing Care Retirement Total                                                 7,843,208
                                                                                                  ----------
Health Services                                                                             0.5%
    MA Development Finance Agency
     Boston Biomedical Research Institute,
     Series 1999,                                  5.650    2/1/2019                  1,310,000    1,345,566

    MN Minneapolis & St. Paul Housing &
    Redevelopment Authority Health Care
    Systems Revenue
     Health Partners Obligation Group Project,:
     Series 2003,                                  5.250   12/1/2016                         --           --
                                                   6.000   12/1/2017                         --           --

                                                   Columbia Municipal Income Fund                       Columbia Tax-Exempt Fund
                                                         Acquired Fund            Pro-Forma Adjustments  Pro-Forma Combined
                                                   ------------------------------ --------------------- ------------------------
    UT Weber State University Revenue
     Series 2005, Insured: MBIA                            --                --       --         --      4,100,000    3,744,940

    VA College Building Authority,
     Virginia Educational Facilities,
     Washington & Lee University, Series 2001              --                --       --         --     10,000,000   11,219,300

    WV State University,
     Series 2000 A, Insured: AMBAC                         --                --       --         --      3,800,000    2,176,222

    WV University of West Virginia
     Series 1998 A, Insured: AMBAC                         --                --       --         --      5,000,000    5,577,400
     Series 2000 A, Insured: AMBAC                         --                --       --         --      3,300,000    2,092,794
                                                                  --------------    ------     ------                ----------
                                   Education Total                   17,397,109       --         --                  82,883,297
                                                                  --------------    ------     ------                ----------
Prep School
    MA Industrial Finance Agency,
     Tabor Academy, Series 1998,                           --                --       --         --      1,535,000    1,568,555
                                                                  --------------    ------     ------                ----------
                                 Prep School Total                           --       --         --                   1,568,555
                                                                  --------------    ------     ------                ----------
Student Loan
    IA Student Loan Liquidity Liquidity
     Corporation Student Loan Revenue
     Refunding, Series 1998 J, AMT,
     Insured: AMBAC                                 2,750,000         2,826,313       --         --      2,750,000    2,826,313

    WY Student Loan Corporation Revenue
    Refunding
     Series 1999 A,                                10,000,000        10,628,500       --         --     10,000,000   10,628,500
                                                                  --------------    ------     ------                ----------
                                Student Loan Total                   13,454,813       --         --                  13,454,813
                                                                  --------------    ------     ------                ----------
                                   EDUCATION TOTAL                   30,851,921       --         --                  97,906,665
                                                                  --------------    ------     ------                ----------
HEALTH CARE
Continuing Care Retirement
    FL Capital Projects Finance Authority,
     Glenridge on Palmer Ranch, Series 2002 A,             --                --       --         --      4,500,000    4,991,940

    FL Lee County Industrial Development Authority
    Authority, Shell Point Village Project,
     Series 1999 A,                                        --                --       --         --        250,000      259,473

    OH Hamilton County Health Care Facilities
     Revenue, Twin Towers, Series 1998 A,                  --                --       --         --        500,000      503,595

    PA Montgomery County Industrial
     Development Authority, Whitemarsh
     Continuing Care Retirement Community,
     Series 2005,                                          --                --       --         --      2,000,000    2,088,200
                                                                  --------------    ------     ------                ----------
                  Continuing Care Retirement Total                           --       --         --                   7,843,208
                                                                  --------------    ------     ------                ----------
Health Services
    MA Development Finance Agency
     Boston Biomedical Research Institute,
     Series 1999,                                          --                --       --         --      1,310,000    1,345,567

    MN Minneapolis & St. Paul Housing &
    Redevelopment Authority Health Care
    Systems Revenue
     Health Partners Obligation Group Project,:
     Series 2003,                                   1,250,000         1,316,888       --         --      1,250,000    1,316,888
                                                    1,650,000         1,815,017       --         --      1,650,000    1,815,017

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                   Columbia Tax-Exempt Fund
                                                  Rate   Maturity  % of Net Assets    Acquiring Fund
                                                  ----- ---------- --------------- ------------------------
    WI Health & Educational Facilities Authority
     Marshfield Clinic, Series 1999,
     Insured: RAD                                 6.250  2/15/2029                 7,200,000     7,818,048
                                                                                               -----------
                            Health Services Total                                                9,163,614
                                                                                               -----------
Hospitals                                                                   8.1%
    AL Huntsville Health Care Authority Revenue
     Series 2003 A,:                              5.750   6/1/2031                        --            --

    AZ Health Facilities Authority
     Catholic Heallthcare West, Series 1999 A,    6.625   7/1/2020                 3,700,000     4,132,345

    AZ University Medical Center Corporation
    Hospital Revenue Refunding
     Series 2004,:                                5.250   7/1/2013                        --            --

    CA ABAG Finance Authority for Nonprofit
     Corps., San Diego Hospital Association,
     Series 2003 C,                               5.375   3/1/2020                 1,320,000     1,384,416

    CA Health Facilities Financing Authority
     Catholic Healthcare West, Series 2004 G,     5.250   7/1/2023                   500,000       517,080

    CO Health Facilities Authority Revenue
     Catholic Health Initiatives, Series 2002 A,: 5.000   3/1/2011                        --            --

    CT Health & Educational Facilities Authority
    Revenue Refunding
     Eastern Connecticut Health Network Project,:
       Series 2000 A,:
         Insured: RAD:                            6.000   7/1/2025                        --            --

    DC Association of American Medical Colleges
    Revenue Refunding
     Series 1997 A,:
       Insured: AMBAC:                            5.375  2/15/2017                        --            --

    FL Coral Gables Health Facilities Authority
    Hospital Revenue
     Baptist Health South Florida,:
       Series 2004,:
         Insured: FSA:                            5.000  8/15/2034           --           --     5,000,000

    FL Highlands County Health Facilities
    Authority Revenue
     Hospital Adventist Health Systems,:
       Series 2003 D,:                            5.375 11/15/2035           --           --     3,450,000

    FL Hillsborough County Industrial
     Development Authority, Tampa
     General Hospital Project, Series 2003 A:     5.000  10/1/2018      825,000      848,372            --
                                                  5.250  10/1/2024    4,000,000    4,118,760            --
    FL Orange County Health Facilities Authority
     Revenue, Orlando Regional Healthcare System:
       Series 1999,                               6.000  10/1/2026    7,050,000    7,398,905            --
       Series 1999 A, Insured: MBIA               6.250  10/1/2016      880,000    1,028,465            --
       Series 2002,                               5.750  12/1/2032    1,650,000    1,739,282            --

    FL West Orange Healthcare District
     Series 2001 A,                               5.650   2/1/2022    3,650,000    3,828,412            --

                                                  Columbia Municipal Income Fund                       Columbia Tax-Exempt Fund
                                                      Acquired Fund              Pro-Forma Adjustments  Pro-Forma Combined
                                                  ------------------------------ --------------------- ------------------------
    WI Health & Educational Facilities Authority
     Marshfield Clinic, Series 1999,
     Insured: RAD                                        --               --         --           --   7,200,000    7,818,048
                                                                   -----------    ------    ---------               ----------
                            Health Services Total                  3,131,904         --           --               12,295,519
                                                                   -----------    ------    ---------               ----------
Hospitals
    AL Huntsville Health Care Authority Revenue
     Series 2003 A,:                              5,000,000        5,237,050         --           --   5,000,000    5,237,050

    AZ Health Facilities Authority
     Catholic Heallthcare West, Series 1999 A,           --               --         --           --   3,700,000    4,132,345

    AZ University Medical Center Corporation
    Hospital Revenue Refunding
     Series 2004,:                                1,000,000        1,061,230         --           --   1,000,000    1,061,230

    CA ABAG Finance Authority for Nonprofit
     Corps., San Diego Hospital Association,
     Series 2003 C,                                      --               --         --           --   1,320,000    1,384,416

    CA Health Facilities Financing Authority
     Catholic Healthcare West, Series 2004 G,            --               --         --           --     500,000      517,080

    CO Health Facilities Authority Revenue
     Catholic Health Initiatives, Series 2002 A,: 1,350,000        1,423,575         --           --   1,350,000    1,423,575

    CT Health & Educational Facilities Authority
    Revenue Refunding
     Eastern Connecticut Health Network Project,:
       Series 2000 A,:
         Insured: RAD:                            5,000,000        5,417,350         --           --   5,000,000    5,417,350

    DC Association of American Medical Colleges
    Revenue Refunding
     Series 1997 A,:
       Insured: AMBAC:                            4,200,000        4,408,488         --           --   4,200,000    4,408,488

    FL Coral Gables Health Facilities Authority
    Hospital Revenue
     Baptist Health South Florida,:
       Series 2004,:
         Insured: FSA:                            5,300,150               --         --    5,000,000   5,300,150

    FL Highlands County Health Facilities
    Authority Revenue
     Hospital Adventist Health Systems,:
       Series 2003 D,:                            3,567,404               --         --    3,450,000   3,567,404

    FL Hillsborough County Industrial
     Development Authority, Tampa
     General Hospital Project, Series 2003 A:            --               --         --      825,000     848,372
                                                         --               --         --    4,000,000   4,118,760
    FL Orange County Health Facilities Authority
     Revenue, Orlando Regional Healthcare System:
       Series 1999,                                      --               --         --    7,050,000   7,398,905
       Series 1999 A, Insured: MBIA                      --               --         --      880,000   1,028,465
       Series 2002,                                      --               --         --    1,650,000   1,739,282

    FL West Orange Healthcare District
     Series 2001 A,                                      --               --         --    3,650,000   3,828,412

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                            Columbia Tax-Exempt Fund
                                                        Rate    Maturity    % of Net Assets    Acquiring Fund
                                                       -----  ----------    --------------- ------------------------
  GA Chatham County Hospital
  Authority Revenue
   Hospital Improvement-Memorial Health
   University Project,:
     Series 2004 A,:                                   5.500    1/1/2034                            --           --
   Memorial Health Medical Center Project,:
     Series 2001 A,:                                   6.125    1/1/2024                            --           --

  GA Gainesville & Hall County Hospital
  Authority Revenue
   Anticipation Certificates,:
     Northeast Georgia Health System Income Project,:
       Series 2001,:                                   5.000   5/15/2011                            --           --
                                                       5.000   5/15/2012                            --           --
                                                       5.000   5/15/2013                            --           --

  IN Health Facilities Financing Authority
  Hospital Revenue Refunding
   Clarian Health Partners, Inc. Project,:
     Series 1996 A,:                                   5.500   2/15/2016                            --           --

  LA Public Facilities Authority
   Touro Infirmary, Series 1999 A,                     5.625   8/15/2029                    10,940,000   10,598,125

  MA Health & Educational Facilities Authority
   South Shore Hospital, Series 1999 F,                5.750    7/1/2029                    13,000,000   13,802,620

  MI Dickinson County
   Series 1999,                                        5.700   11/1/2018                     1,800,000    1,833,246

  MI University of Michigan Hospital
  Revenue Refunding
   Series 2002,:                                       5.250   12/1/2020                            --           --

  MN Rochester
   Mayo Medical Center, Series 1992 I,                 5.900  11/15/2009                       500,000      541,700

  MN St. Paul Housing & Redevelopment
   Authority, HealthEast, Inc.,
   Series 1997 A,                                      5.500   11/1/2009                       250,000      258,400

  MN Waconia
   Ridgeview Medical Center, Series 1999 A,
   Insured: RAD                                        6.125    1/1/2029                     1,000,000    1,076,210

  MO Health & Educational Facilities Authority
   Lake Regional Health Systems, Series 2003,
   Insured: AMBAC                                      5.600   2/15/2025                       625,000      654,569

  MO Health & Educational Facilities
  Authority Revenue Refunding
   SSM Health Care Corporation Project,:
     Series 2002 A,:                                   5.000    6/1/2011                            --           --
                                                       5.250    6/1/2012                            --           --

  MS Medical Center Building Corp.
   University of Mississippi Medical Center,
   Series 1998, Insured: MBIA                          5.500   12/1/2023                    10,550,000   11,926,248

  MT Health Facility Authority
   Hospital Facilities, Series 1994,
   Insured: AMBAC                                      7.358   2/25/2025(b)                  6,000,000    6,034,080

  NC Medical Care Community Health
   Care Facility, Wilson Memorial Hospital,
   Series 1997, Insured: AMBAC                         (a)     11/1/2014                     1,380,000      947,287

                                                       Columbia Municipal Income Fund
                                                          Acquired Fund               Pro-Forma Adjustments
                                                       ------------------------------ ---------------------
  GA Chatham County Hospital
  Authority Revenue
   Hospital Improvement-Memorial Health
   University Project,:
     Series 2004 A,:                                   2,500,000       2,602,425      --          --
   Memorial Health Medical Center Project,:
     Series 2001 A,:                                   3,000,000       3,267,900      --          --

  GA Gainesville & Hall County Hospital
  Authority Revenue
   Anticipation Certificates,:
     Northeast Georgia Health System Income Project,:
       Series 2001,:                                   1,435,000       1,501,283      --          --
                                                       1,610,000       1,675,318      --          --
                                                       1,560,000       1,614,054      --          --

  IN Health Facilities Financing Authority
  Hospital Revenue Refunding
   Clarian Health Partners, Inc. Project,:
     Series 1996 A,:                                   2,000,000       2,089,800      --          --

  LA Public Facilities Authority
   Touro Infirmary, Series 1999 A,                            --              --      --          --

  MA Health & Educational Facilities Authority
   South Shore Hospital, Series 1999 F,                       --              --      --          --

  MI Dickinson County
   Series 1999,                                               --              --      --          --

  MI University of Michigan Hospital
  Revenue Refunding
   Series 2002,:                                       6,310,000       6,649,667      --          --

  MN Rochester
   Mayo Medical Center, Series 1992 I,                        --              --      --          --

  MN St. Paul Housing & Redevelopment
   Authority, HealthEast, Inc.,
   Series 1997 A,                                             --              --      --          --

  MN Waconia
   Ridgeview Medical Center, Series 1999 A,
   Insured: RAD                                               --              --      --          --

  MO Health & Educational Facilities Authority
   Lake Regional Health Systems, Series 2003,
   Insured: AMBAC                                             --              --      --          --

  MO Health & Educational Facilities
  Authority Revenue Refunding
   SSM Health Care Corporation Project,:
     Series 2002 A,:                                   2,000,000       2,114,300      --          --
                                                       2,500,000       2,687,000      --          --

  MS Medical Center Building Corp.
   University of Mississippi Medical Center,
   Series 1998, Insured: MBIA                                 --              --      --          --

  MT Health Facility Authority
   Hospital Facilities, Series 1994,
   Insured: AMBAC                                             --              --      --          --

  NC Medical Care Community Health
   Care Facility, Wilson Memorial Hospital,
   Series 1997, Insured: AMBAC                                --              --      --          --

                                                       Columbia Tax-Exempt Fund
                                                        Pro-Forma Combined
                                                       ------------------------
  GA Chatham County Hospital
  Authority Revenue
   Hospital Improvement-Memorial Health
   University Project,:
     Series 2004 A,:                                    2,500,000    2,602,425
   Memorial Health Medical Center Project,:
     Series 2001 A,:                                    3,000,000    3,267,900

  GA Gainesville & Hall County Hospital
  Authority Revenue
   Anticipation Certificates,:
     Northeast Georgia Health System Income Project,:
       Series 2001,:                                    1,435,000    1,501,283
                                                        1,610,000    1,675,318
                                                        1,560,000    1,614,054

  IN Health Facilities Financing Authority
  Hospital Revenue Refunding
   Clarian Health Partners, Inc. Project,:
     Series 1996 A,:                                    2,000,000    2,089,800

  LA Public Facilities Authority
   Touro Infirmary, Series 1999 A,                     10,940,000   10,598,125

  MA Health & Educational Facilities Authority
   South Shore Hospital, Series 1999 F,                13,000,000   13,802,620

  MI Dickinson County
   Series 1999,                                         1,800,000    1,833,246

  MI University of Michigan Hospital
  Revenue Refunding
   Series 2002,:                                        6,310,000    6,649,667

  MN Rochester
   Mayo Medical Center, Series 1992 I,                    500,000      541,700

  MN St. Paul Housing & Redevelopment
   Authority, HealthEast, Inc.,
   Series 1997 A,                                         250,000      258,400

  MN Waconia
   Ridgeview Medical Center, Series 1999 A,
   Insured: RAD                                         1,000,000    1,076,210

  MO Health & Educational Facilities Authority
   Lake Regional Health Systems, Series 2003,
   Insured: AMBAC                                         625,000      654,569

  MO Health & Educational Facilities
  Authority Revenue Refunding
   SSM Health Care Corporation Project,:
     Series 2002 A,:                                    2,000,000    2,114,300
                                                        2,500,000    2,687,000

  MS Medical Center Building Corp.
   University of Mississippi Medical Center,
   Series 1998, Insured: MBIA                          10,550,000   11,926,248

  MT Health Facility Authority
   Hospital Facilities, Series 1994,
   Insured: AMBAC                                       6,000,000    6,034,080

  NC Medical Care Community Health
   Care Facility, Wilson Memorial Hospital,
   Series 1997, Insured: AMBAC                          1,380,000      947,287

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                                       Columbia Tax-Exempt Fund
                                                                 Rate     Maturity     % of Net Assets    Acquiring Fund
                                                                 ----- ---------       --------------- ------------------------
      NH Higher Educational & Health
       Series 1998,                                              5.800  5/1/2018                        1,470,000    1,499,650

      NM Farmington
       San Juan Medical Center Project, Series 2004 A,           5.000  6/1/2023                          500,000      508,310

      NV Henderson
       Catholic Healthcare West, Series 1999 A,                  6.750  7/1/2020                        4,200,000    4,764,480

      OH Highland County Joint Township
      Hospital District, Series 1999,                            6.750 12/1/2029                        1,880,000    1,917,788

      OH Miami County Hospital Facilities
       Revenue, Upper Valley Medical Center,
       Series 1996 C,                                            6.000 5/15/2006                          270,000      272,981

      SC Greenville Hospital Facilities Systems
      Revenue Refunding
       Series 1996 B,:                                           5.250  5/1/2017                               --           --

      SC Greenville Hospital Facilities Systems
      Revenue
       Series 2001,:
         Insured: AMBAC:                                         5.500  5/1/2026                               --           --

      TN Knox County Health, Educational &
       Housing Facilities Authority
       East Tennessee Hospital, Series 2003 B,                   5.750  7/1/2033                          650,000      680,433

      TN Knox County Health, Educational &
      Housing Facilities Board
       University Health Systems, Inc.,:
         Series 1999,:                                           5.750  4/1/2019                               --           --

      TX Harris County Health Facilities
       Development Authority, Rites-PA 549,
       Insured: AMBAC                                            7.436 7/1/2019 (b)(c)                  9,000,000   10,288,980

      TX Harris County Health Facilities
      Development Corporation Authority
      Hospital Revenue
       Memorial Herman Hospital Systems Project,:
         Series 1998,:
           Insured: FSA:                                         5.500  6/1/2011                               --           --
       St. Luke's Episcopal Hospital Project,:
         Series 2001 A,:                                         5.500 2/15/2011                               --           --

      UT Murray City Hospital Revenue Refunding
       IHC Health Services, Inc. Project,:
         Series 1996,:
           Insured: MBIA:                                        5.000 5/15/2022                               --           --

      VA Augusta County Industrial Development Authority Revenue
       Augusta Health Care, Inc. Project,:
         Series 2003,:                                           5.250  9/1/2020                               --           --

      VA Fairfax County Industrial Development
       Authority, Inova Health System, Series 1993 A,            5.000 8/15/2023                       10,000,000   10,517,500

      VA Henrico County Industrial Development
       Authority, Bon Secours Health, Series 1996,
       Insured: MBIA                                             6.000 8/15/2016                        5,000,000    5,695,750

      WI Health & Educational Facilities Authority
       Aurora Health Care, Inc., Series 2003,                    6.400 4/15/2033                        4,250,000    4,632,628
       Wheaton Franciscan Services, Series 2002,                 5.750 8/15/2030                        4,900,000    5,180,427

                                                                 Columbia Municipal Income Fund
                                                                    Acquired Fund               Pro-Forma Adjustments
                                                                 ------------------------------ ---------------------
      NH Higher Educational & Health
       Series 1998,                                                     --              --      --          --

      NM Farmington
       San Juan Medical Center Project, Series 2004 A,                  --              --      --          --

      NV Henderson
       Catholic Healthcare West, Series 1999 A,                         --              --      --          --

      OH Highland County Joint Township
      Hospital District, Series 1999,                                   --              --      --          --

      OH Miami County Hospital Facilities
       Revenue, Upper Valley Medical Center,
       Series 1996 C,                                                   --              --      --          --

      SC Greenville Hospital Facilities Systems
      Revenue Refunding
       Series 1996 B,:                                           2,000,000       2,048,220      --          --

      SC Greenville Hospital Facilities Systems
      Revenue
       Series 2001,:
         Insured: AMBAC:                                         5,000,000       5,371,000      --          --

      TN Knox County Health, Educational &
       Housing Facilities Authority
       East Tennessee Hospital, Series 2003 B,                          --              --      --          --

      TN Knox County Health, Educational &
      Housing Facilities Board
       University Health Systems, Inc.,:
         Series 1999,:                                           5,500,000       5,716,205      --          --

      TX Harris County Health Facilities
       Development Authority, Rites-PA 549,
       Insured: AMBAC                                                   --              --      --          --

      TX Harris County Health Facilities
      Development Corporation Authority
      Hospital Revenue
       Memorial Herman Hospital Systems Project,:
         Series 1998,:
           Insured: FSA:                                         3,335,000       3,611,905      --          --
       St. Luke's Episcopal Hospital Project,:
         Series 2001 A,:                                         1,000,000       1,071,680      --          --

      UT Murray City Hospital Revenue Refunding
       IHC Health Services, Inc. Project,:
         Series 1996,:
           Insured: MBIA:                                        4,000,000       4,061,440      --          --

      VA Augusta County Industrial Development Authority Revenue
       Augusta Health Care, Inc. Project,:
         Series 2003,:                                           1,325,000       1,420,824      --          --

      VA Fairfax County Industrial Development
       Authority, Inova Health System, Series 1993 A,                   --              --      --          --

      VA Henrico County Industrial Development
       Authority, Bon Secours Health, Series 1996,
       Insured: MBIA                                                    --              --      --          --

      WI Health & Educational Facilities Authority
       Aurora Health Care, Inc., Series 2003,                           --              --      --          --
       Wheaton Franciscan Services, Series 2002,                        --              --      --          --

                                                                 Columbia Tax-Exempt Fund
                                                                  Pro-Forma Combined
                                                                 ------------------------
      NH Higher Educational & Health
       Series 1998,                                               1,470,000    1,499,650

      NM Farmington
       San Juan Medical Center Project, Series 2004 A,              500,000      508,310

      NV Henderson
       Catholic Healthcare West, Series 1999 A,                   4,200,000    4,764,480

      OH Highland County Joint Township
      Hospital District, Series 1999,                             1,880,000    1,917,788

      OH Miami County Hospital Facilities
       Revenue, Upper Valley Medical Center,
       Series 1996 C,                                               270,000      272,981

      SC Greenville Hospital Facilities Systems
      Revenue Refunding
       Series 1996 B,:                                            2,000,000    2,048,220

      SC Greenville Hospital Facilities Systems
      Revenue
       Series 2001,:
         Insured: AMBAC:                                          5,000,000    5,371,000

      TN Knox County Health, Educational &
       Housing Facilities Authority
       East Tennessee Hospital, Series 2003 B,                      650,000      680,433

      TN Knox County Health, Educational &
      Housing Facilities Board
       University Health Systems, Inc.,:
         Series 1999,:                                            5,500,000    5,716,205

      TX Harris County Health Facilities
       Development Authority, Rites-PA 549,
       Insured: AMBAC                                             9,000,000   10,288,980

      TX Harris County Health Facilities
      Development Corporation Authority
      Hospital Revenue
       Memorial Herman Hospital Systems Project,:
         Series 1998,:
           Insured: FSA:                                          3,335,000    3,611,905
       St. Luke's Episcopal Hospital Project,:
         Series 2001 A,:                                          1,000,000    1,071,680

      UT Murray City Hospital Revenue Refunding
       IHC Health Services, Inc. Project,:
         Series 1996,:
           Insured: MBIA:                                         4,000,000    4,061,440

      VA Augusta County Industrial Development Authority Revenue
       Augusta Health Care, Inc. Project,:
         Series 2003,:                                            1,325,000    1,420,824

      VA Fairfax County Industrial Development
       Authority, Inova Health System, Series 1993 A,            10,000,000   10,517,500

      VA Henrico County Industrial Development
       Authority, Bon Secours Health, Series 1996,
       Insured: MBIA                                              5,000,000    5,695,750

      WI Health & Educational Facilities Authority
       Aurora Health Care, Inc., Series 2003,                     4,250,000    4,632,628
       Wheaton Franciscan Services, Series 2002,                  4,900,000    5,180,427

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)



                                                                 Rate       Maturity       % of Net Assets
                                                                ------ ------------------- ---------------
     WI Health & Educational Facilities Authority
      Aurora Health Care, Inc. Project,:
          Series 1999 A,:                                        5.600           2/15/2029

     WI State Health & Educational Facilities Authority Revenue
      Aurora Health Care, Inc. Project, Series 1999 B,:          5.500           2/15/2015
                                                                 5.625           2/15/2020

                                                Hospitals Total


Intermediate Care Facilities                                                                     0.5%
     IL Development Finance Authority
      Hoosier Care, Inc., Series 1999 A,                         7.125            6/1/2034

     IN Health Facilities Financing Authority
      Hoosier Care, Inc., Series 1999 A,                         7.125            6/1/2034

                             Intermediate Care Facilities Total

Nursing Homes                                                                                    1.8%
     CA San Diego Industrial Development
      Series 1986,                                               8.750       12/1/2016 (d)

     CO Health Facilities Authority Revenue
      American Housing Foundation I, Inc.,                       8.500       12/1/2031 (d)
      Series 2003 A,

     IA Finance Authority
      Care Initiatives, Series 1998 B:                           5.500            7/1/2008
                                                                 5.750            7/1/2028
     IA Marion
      Health Care Facilities Revenue,                            6.500        1/1/2029 (d)

     IN Gary Industrial Economic Development
      West Side Health Care Center, Series 1987 A,              11.500    10/1/2017 (d)(e)

     MA Development Finance Agency
      Woodlawn Manor, Inc.:
        Series 2000 A,                                           7.750           12/1/2027
        Series 2000 B,                                          10.250     6/1/2027 (d)(e)

     MA Industrial Finance Agency
      GF/Massachusetts, Inc., Series 1994,                       8.300            7/1/2023

     MI Cheboygan County Economic
      Development Corp., Metro Health
      Foundation Project, Series 1993,                          11.000 11/1/2022 (d)(g)(h)

     PA Cambria County Industrial
      Development Authority
      Beverly Enterprises, Series 1987,                         10.000           6/18/2012

     PA Chester County Industrial
      Development Authority
      Pennsylvania Nursing Home, Series 2002,                    8.500            5/1/2032

     PA Delaware County Industrial
      Development Authority
      Care Institute-Mkain Line LLC, Series 2005,                9.000            8/1/2031

     PA Lackawanna County Industrial
      Development Authority
      Greenridge Nursing Center, Series 1990,                    7.750 12/1/2010 (d)(f)(i)

     PA Luzerne County Industrial
      Development Authority
      Millville Nursing Center, Series 1990,                     7.750 12/1/2012 (d)(f)(i)

                                                                Columbia Tax-Exempt Fund Columbia Municipal Income Fund
                                                                    Acquiring Fund           Acquired Fund
                                                                ------------------------ ------------------------------
     WI Health & Educational Facilities Authority
      Aurora Health Care, Inc. Project,:
          Series 1999 A,:                                               --           --  4,000,000        4,084,880

     WI State Health & Educational Facilities Authority Revenue
      Aurora Health Care, Inc. Project, Series 1999 B,:                 --           --  3,500,000        3,610,355
                                                                        --           --  5,500,000        5,657,960
                                                                            -----------                  ------------
                                                Hospitals Total             118,627,447                  87,271,462
                                                                            -----------                  ------------

Intermediate Care Facilities
     IL Development Finance Authority
      Hoosier Care, Inc., Series 1999 A,                         2,345,000    2,149,146         --               --

     IN Health Facilities Financing Authority
      Hoosier Care, Inc., Series 1999 A,                        12,100,000   11,089,408         --               --
                                                                            -----------                  ------------
                             Intermediate Care Facilities Total              13,238,554                          --
                                                                            -----------                  ------------
Nursing Homes
     CA San Diego Industrial Development
      Series 1986,                                               4,300,000    4,322,188         --               --

     CO Health Facilities Authority Revenue
      American Housing Foundation I, Inc.,                         905,000      944,422         --               --
      Series 2003 A,

     IA Finance Authority
      Care Initiatives, Series 1998 B:                             750,000      745,890         --               --
                                                                 4,500,000    4,136,670         --               --
     IA Marion
      Health Care Facilities Revenue,                              200,000      202,866         --               --

     IN Gary Industrial Economic Development
      West Side Health Care Center, Series 1987 A,               1,760,000      528,000         --               --

     MA Development Finance Agency
      Woodlawn Manor, Inc.:
        Series 2000 A,                                           2,397,000    1,295,722         --               --
        Series 2000 B,                                             742,783       37,139         --               --

     MA Industrial Finance Agency
      GF/Massachusetts, Inc., Series 1994,                      11,090,000   11,100,425         --               --

     MI Cheboygan County Economic
      Development Corp., Metro Health
      Foundation Project, Series 1993,                             446,221           45         --               --

     PA Cambria County Industrial
      Development Authority
      Beverly Enterprises, Series 1987,                          1,000,000    1,139,290         --               --

     PA Chester County Industrial
      Development Authority
      Pennsylvania Nursing Home, Series 2002,                    6,425,000    6,686,433         --               --

     PA Delaware County Industrial
      Development Authority
      Care Institute-Mkain Line LLC, Series 2005,                8,395,000    8,002,030         --               --

     PA Lackawanna County Industrial
      Development Authority
      Greenridge Nursing Center, Series 1990,                      895,000      805,500         --               --

     PA Luzerne County Industrial
      Development Authority
      Millville Nursing Center, Series 1990,                     2,615,000    2,353,500         --               --

                                                                                      Columbia Tax-Exempt Fund
                                                                Pro-Forma Adjustments   Pro-Forma Combined
                                                                --------------------- ------------------------
     WI Health & Educational Facilities Authority
      Aurora Health Care, Inc. Project,:
          Series 1999 A,:                                           --         --      4,000,000    4,084,880

     WI State Health & Educational Facilities Authority Revenue
      Aurora Health Care, Inc. Project, Series 1999 B,:             --         --      3,500,000    3,610,355
                                                                    --         --      5,500,000    5,657,960
                                                                  ------     ------               -----------
                                                Hospitals Total     --         --                 205,898,909
                                                                  ------     ------               -----------

Intermediate Care Facilities
     IL Development Finance Authority
      Hoosier Care, Inc., Series 1999 A,                            --         --      2,345,000    2,149,146

     IN Health Facilities Financing Authority
      Hoosier Care, Inc., Series 1999 A,                            --         --     12,100,000   11,089,408
                                                                  ------     ------               -----------
                             Intermediate Care Facilities Total     --         --                  13,238,554
                                                                  ------     ------               -----------
Nursing Homes
     CA San Diego Industrial Development
      Series 1986,                                                  --         --      4,300,000    4,322,188

     CO Health Facilities Authority Revenue
      American Housing Foundation I, Inc.,                          --         --        905,000      944,422
      Series 2003 A,

     IA Finance Authority
      Care Initiatives, Series 1998 B:                              --         --        750,000      745,890
                                                                    --         --      4,500,000    4,136,670
     IA Marion
      Health Care Facilities Revenue,                               --         --        200,000      202,866

     IN Gary Industrial Economic Development
      West Side Health Care Center, Series 1987 A,                  --         --      1,760,000      528,000

     MA Development Finance Agency
      Woodlawn Manor, Inc.:
        Series 2000 A,                                              --         --      2,397,000    1,295,722
        Series 2000 B,                                              --         --        742,783       37,139

     MA Industrial Finance Agency
      GF/Massachusetts, Inc., Series 1994,                          --         --     11,090,000   11,100,425

     MI Cheboygan County Economic
      Development Corp., Metro Health
      Foundation Project, Series 1993,                              --         --        446,221           45

     PA Cambria County Industrial
      Development Authority
      Beverly Enterprises, Series 1987,                             --         --      1,000,000    1,139,290

     PA Chester County Industrial
      Development Authority
      Pennsylvania Nursing Home, Series 2002,                       --         --      6,425,000    6,686,433

     PA Delaware County Industrial
      Development Authority
      Care Institute-Mkain Line LLC, Series 2005,                   --         --      8,395,000    8,002,030

     PA Lackawanna County Industrial
      Development Authority
      Greenridge Nursing Center, Series 1990,                       --         --        895,000      805,500

     PA Luzerne County Industrial
      Development Authority
      Millville Nursing Center, Series 1990,                        --         --      2,615,000    2,353,500


                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                                  Columbia Tax-Exempt Fund
                                                              Rate    Maturity    % of Net Assets     Acquiring Fund
                                                              ----- ------------- --------------- ------------------------
             PA Washington County Industrial
              Development Authority
              First Mortgage AHF Project, Series 2003,        7.750  1/1/2029 (d)                  2,218,000    2,303,016

             TN Metropolitan Government Nashville &
              Davidson Counties Health & Education Facilities
              First Mortgage AHF Project, Series 2003,        7.750  1/1/2029 (d)                    508,000      527,472
                                                                                                              -----------
                                          Nursing Homes Total                                                  45,130,607
                                                                                                              -----------
                                            HEALTH CARE TOTAL                                                 194,003,430
                                                                                                              -----------
HOUSING                                                                                 3.6%
Assisted Living/Senior                                                                  0.9%
             DE Kent County
              Heritage at Dover, Series 1999, AMT,            7.625      1/1/2030                  1,665,000    1,510,804

             IL Development Finance Authority
              Care Institute, Inc., Series 1995,              8.250      6/1/2025                  9,195,000    9,487,861

             MN Roseville
              Care Institute, Inc., Series 1993,              7.750 11/1/2023 (d)                  3,275,000    2,695,325

             NC Medical Care Commission
              DePaul Community Facilities, Series 1999,       7.625     11/1/2029                  2,095,000    2,192,145

             NY Suffolk County Industrial
              Development Agency
              Gurwin-Jewish Phase II, Series 2004,            6.700      5/1/2039                    900,000      931,815

             TX Bell County Health Facility
              Development Corp.
              Care Institute, Inc., Series 1994,              9.000 11/1/2024 (d)                  6,865,000    6,530,606
                                                                                                              -----------
                                 Assisted Living/Senior Total                                                  23,348,556
                                                                                                              -----------
Multi-Family                                                                            2.4%
             CA ABAG Finance Authority for Non-Profit Corps.
              Winterland San Francisco Partners LP,:
                Series 2000 B,:                               6.250     8/15/2030                         --           --

             CA ABAG Finance Authority for Nonprofit Corps.
              Northbay Properties II LP::
                Series 2000 A, AMT,:                          6.400     8/15/2030                         --           --

             CO Health Facilities Authority
              Birchwood Manor, Series 1991 A,
              Insured: GNMA                                   7.625      4/1/2026                  1,835,000    1,839,551

             FL Broward County Housing Finance Authority
              Chaves Lake Apartment Project,
              Series 2000 A, AMT,                             7.500      7/1/2040                  7,925,000    7,942,594
              Cross Keys Apartments,
              Series 1998 A, AMT,                             5.750     10/1/2028                    985,000    1,001,509

             FL Clay County Housing Finance Authority
              Madison Commons Apartments,
              Series 2000 A, AMT,                             7.450      7/1/2040                  3,920,000    3,939,835

             MA Housing Finance Agency
              Series 2004 A, AMT,
              Insured: FSA                                    5.250      7/1/2025                 10,000,000   10,225,400

                                                              Columbia Municipal Income Fund
                                                                  Acquired Fund              Pro-Forma Adjustments
                                                              ------------------------------ ---------------------
             PA Washington County Industrial
              Development Authority
              First Mortgage AHF Project, Series 2003,               --               --         --         --

             TN Metropolitan Government Nashville &
              Davidson Counties Health & Education Facilities
              First Mortgage AHF Project, Series 2003,               --               --         --         --
                                                                              ------------     ------     ------
                                          Nursing Homes Total                         --         --         --
                                                                              ------------     ------     ------
                                            HEALTH CARE TOTAL                 90,403,366         --         --
                                                                              ------------     ------     ------
HOUSING
Assisted Living/Senior
             DE Kent County
              Heritage at Dover, Series 1999, AMT,                   --               --         --         --

             IL Development Finance Authority
              Care Institute, Inc., Series 1995,                     --               --         --         --

             MN Roseville
              Care Institute, Inc., Series 1993,                     --               --         --         --

             NC Medical Care Commission
              DePaul Community Facilities, Series 1999,              --               --         --         --

             NY Suffolk County Industrial
              Development Agency
              Gurwin-Jewish Phase II, Series 2004,                   --               --         --         --

             TX Bell County Health Facility
              Development Corp.
              Care Institute, Inc., Series 1994,                     --               --         --         --
                                                                              ------------     ------     ------
                                 Assisted Living/Senior Total                         --         --         --
                                                                              ------------     ------     ------
Multi-Family
             CA ABAG Finance Authority for Non-Profit Corps.
              Winterland San Francisco Partners LP,:
                Series 2000 B,:                               2,000,000        2,106,920         --         --

             CA ABAG Finance Authority for Nonprofit Corps.
              Northbay Properties II LP::
                Series 2000 A, AMT,:                          5,000,000        5,274,900         --         --

             CO Health Facilities Authority
              Birchwood Manor, Series 1991 A,
              Insured: GNMA                                          --               --         --         --

             FL Broward County Housing Finance Authority
              Chaves Lake Apartment Project,
              Series 2000 A, AMT,                                    --               --         --         --
              Cross Keys Apartments,
              Series 1998 A, AMT,                                    --               --         --         --

             FL Clay County Housing Finance Authority
              Madison Commons Apartments,
              Series 2000 A, AMT,                                    --               --         --         --

             MA Housing Finance Agency
              Series 2004 A, AMT,
              Insured: FSA                                           --               --         --         --

                                                              Columbia Tax-Exempt Fund
                                                                Pro-Forma Combined
                                                              ------------------------
             PA Washington County Industrial
              Development Authority
              First Mortgage AHF Project, Series 2003,         2,218,000    2,303,016

             TN Metropolitan Government Nashville &
              Davidson Counties Health & Education Facilities
              First Mortgage AHF Project, Series 2003,           508,000      527,472
                                                                          -----------
                                          Nursing Homes Total              45,130,607
                                                                          -----------
                                            HEALTH CARE TOTAL             284,406,796
                                                                          -----------
HOUSING
Assisted Living/Senior
             DE Kent County
              Heritage at Dover, Series 1999, AMT,             1,665,000    1,510,804

             IL Development Finance Authority
              Care Institute, Inc., Series 1995,               9,195,000    9,487,861

             MN Roseville
              Care Institute, Inc., Series 1993,               3,275,000    2,695,325

             NC Medical Care Commission
              DePaul Community Facilities, Series 1999,        2,095,000    2,192,145

             NY Suffolk County Industrial
              Development Agency
              Gurwin-Jewish Phase II, Series 2004,               900,000      931,815

             TX Bell County Health Facility
              Development Corp.
              Care Institute, Inc., Series 1994,               6,865,000    6,530,606
                                                                          -----------
                                 Assisted Living/Senior Total              23,348,556
                                                                          -----------
Multi-Family
             CA ABAG Finance Authority for Non-Profit Corps.
              Winterland San Francisco Partners LP,:
                Series 2000 B,:                                2,000,000    2,106,920

             CA ABAG Finance Authority for Nonprofit Corps.
              Northbay Properties II LP::
                Series 2000 A, AMT,:                           5,000,000    5,274,900

             CO Health Facilities Authority
              Birchwood Manor, Series 1991 A,
              Insured: GNMA                                    1,835,000    1,839,551

             FL Broward County Housing Finance Authority
              Chaves Lake Apartment Project,
              Series 2000 A, AMT,                              7,925,000    7,942,594
              Cross Keys Apartments,
              Series 1998 A, AMT,                                985,000    1,001,509

             FL Clay County Housing Finance Authority
              Madison Commons Apartments,
              Series 2000 A, AMT,                              3,920,000    3,939,835

             MA Housing Finance Agency
              Series 2004 A, AMT,
              Insured: FSA                                    10,000,000   10,225,400

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                           Columbia Tax-Exempt Fund
                                                    Rate      Maturity     % of Net Assets    Acquiring Fund
                                                   ------ ---------------- --------------- ------------------------
     MD State Economic Development Corporation
     Student Housing Revenue
      Salisbury Collegiate Housing Project,:
        Series 1999 A,:                             6.000         6/1/2030                        --           --

     MN Lakeville
      Southfork Apartments Project, Series 1989 A,  9.875     2/1/2020 (d)                   200,000      199,950

     MN Minneapolis
      Riverplace Project, Series 1987 A,            7.100         1/1/2020                   170,000      170,219

     MN Robbinsdale Economic
      Development Authority
      Broadway Court, Series 1999 A,                6.875         1/1/2026                   250,000      255,078

     MN Washington County Housing &
      Redevelopment Authority
      Cottages of Aspen, Series 1992, AMT,          9.250         6/1/2022                 1,880,000    1,923,729

     MN White Bear Lake
      Birch Lake Townhome Project:
        Series 1989 A,                              9.750    7/15/2019 (d)                 2,385,000    2,265,750
        Series 1989 B                              (a)       7/15/2019 (d)                   266,000       78,986

     MO St. Louis Area Housing Finance Corp.
      Wellington Arms III, Series 1979,             7.375         1/1/2021                 1,659,924    1,652,388

     Munimae Subsidiary LLC
      Series C-3,                                   5.500       11/29/2049                 1,000,000    1,002,860

     NC Housing Finance Agency
      Series 1994 F,
      Insured: FHA                                  6.600         7/1/2017                   610,000      615,850

     NC Medical Care Commission
      ARC Projects, Series 2004 A,                  5.800        10/1/2034                 1,400,000    1,434,664

     NY New York City Housing Development Corp.
      Series 2005 F-1,                              4.650        11/1/2025                 5,000,000    5,099,450

     Resolution Trust Corp.
      Pass-Through Certificates, Series 1993 A,     8.500 12/1/2016 (c)(d)                 6,615,223    6,487,549

     TN Franklin Industrial Development Board
      Landings Apartment Project, Series 1996 B,    8.750         4/1/2027                 3,025,000    3,077,696

     VA Alexandria Redevelopment &
      Housing Authority
      Courthouse Commons Apartments:
        Series 1990 A, AMT,                        10.000     1/1/2021 (d)                   760,000      618,883
        Series 1990 B, AMT, CAB,                   (a)        1/1/2021 (d)                   822,000    1,254,146
                                                                                                        ----------
                                Multi-Family Total                                                     51,086,085
                                                                                                        ----------
Single-Family                                                                    0.3%
     CA Housing Finance Authority
      Series 1984 B,                               (a)            8/1/2016                   325,000      102,203

     CO El Paso County School District No. 11
      Series 1988 A, AMT,
      Insured: GNMA                                 8.375        3/25/2019                   124,605      125,767

     CO Housing Finance Authority
      Single-Family Housing, Series 1996 B-1, AMT,  7.650        11/1/2026                   115,000      117,358

     FL Brevard County
      Single-Family Mortgage, Series 1985,
      Insured: FGIC                                (a)            4/1/2017                   435,000      140,575

                                                   Columbia Municipal Income Fund                       Columbia Tax-Exempt Fund
                                                       Acquired Fund              Pro-Forma Adjustments  Pro-Forma Combined
                                                   ------------------------------ --------------------- ------------------------
     MD State Economic Development Corporation
     Student Housing Revenue
      Salisbury Collegiate Housing Project,:
        Series 1999 A,:                            3,000,000        3,125,100         --         --     3,000,000    3,125,100

     MN Lakeville
      Southfork Apartments Project, Series 1989 A,        --               --         --         --       200,000      199,950

     MN Minneapolis
      Riverplace Project, Series 1987 A,                  --               --         --         --       170,000      170,219

     MN Robbinsdale Economic
      Development Authority
      Broadway Court, Series 1999 A,                      --               --         --         --       250,000      255,078

     MN Washington County Housing &
      Redevelopment Authority
      Cottages of Aspen, Series 1992, AMT,                --               --         --         --     1,880,000    1,923,729

     MN White Bear Lake
      Birch Lake Townhome Project:
        Series 1989 A,                                    --               --         --         --     2,385,000    2,265,750
        Series 1989 B                                     --               --         --         --       266,000       78,986

     MO St. Louis Area Housing Finance Corp.
      Wellington Arms III, Series 1979,                   --               --         --         --     1,659,924    1,652,388

     Munimae Subsidiary LLC
      Series C-3,                                         --               --         --         --     1,000,000    1,002,860

     NC Housing Finance Agency
      Series 1994 F,
      Insured: FHA                                        --               --         --         --       610,000      615,850

     NC Medical Care Commission
      ARC Projects, Series 2004 A,                        --               --         --         --     1,400,000    1,434,664

     NY New York City Housing Development Corp.
      Series 2005 F-1,                                    --               --         --         --     5,000,000    5,099,450

     Resolution Trust Corp.
      Pass-Through Certificates, Series 1993 A,           --               --         --         --     6,615,223    6,487,549

     TN Franklin Industrial Development Board
      Landings Apartment Project, Series 1996 B,          --               --         --         --     3,025,000    3,077,696

     VA Alexandria Redevelopment &
      Housing Authority
      Courthouse Commons Apartments:
        Series 1990 A, AMT,                               --               --         --         --       760,000      618,883
        Series 1990 B, AMT, CAB,                          --               --         --         --       822,000    1,254,146
                                                                   ------------     ------     ------                ----------
                                Multi-Family Total                 10,506,920         --         --                 61,593,005
                                                                   ------------     ------     ------                ----------
Single-Family
     CA Housing Finance Authority
      Series 1984 B,                                      --               --         --         --       325,000      102,203

     CO El Paso County School District No. 11
      Series 1988 A, AMT,
      Insured: GNMA                                       --               --         --         --       124,605      125,767

     CO Housing Finance Authority
      Single-Family Housing, Series 1996 B-1, AMT,        --               --         --         --       115,000      117,358

     FL Brevard County
      Single-Family Mortgage, Series 1985,
      Insured: FGIC                                       --               --         --         --       435,000      140,575

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                        Columbia Tax-Exempt Fund
                                                        Rate  Maturity  % of Net Assets    Acquiring Fund
                                                        ----- --------- --------------- ------------------------
     FL Lee County Housing Finance Authority
      Series 1996 A-1, AMT,
      Insured: GNMA                                     7.350  3/1/2027                   235,000      236,694
      Series 1998 A-2, AMT,
      Insured: GNMA                                     6.300  3/1/2029                   235,000      236,015

     FL Manatee County Housing Finance Authority
      Series 1996 I, AMT,
      Insured: GNMA                                     7.450  5/1/2027                   145,000      146,795

     IL Chicago
      Single Family Mortgage:
        Series 1996 B, AMT,
        Insured: GNMA                                   7.625  9/1/2027                    65,000       65,515
        Series 1997 A, AMT,
        Insured: GNMA                                   7.250  9/1/2028                    70,000       70,498

     MA Housing Finance Agency
      Series 1992 21, AMT,                              7.125  6/1/2025                   810,000      810,802

     MN Chicago & Stearns Counties
      Series 1994 B, AMT,
      Guarantor: FNMA                                   7.050  9/1/2027                     5,000        5,000

     MN Dakota County Housing & Redevelopment Authority
      Series 1986,
      Insured: GNMA                                     7.200 12/1/2009                     5,000        5,024

     NC Housing Finance Agency
      Series 1998, AMT,                                 5.250  3/1/2017                   400,000      413,760

     NM Mortgage Finance Authority
      Series 1999 D-2, AMT,
        Insured: GNMA                                   6.750  9/1/2029                 1,465,000    1,521,769
      Series 1997 C, AMT,:
        Insured: GNMA:                                  6.050  7/1/2028                        --           --
      Series 2000 A-2, AMT,
      Insured: FHA                                      7.100  9/1/2030                   390,000      398,912

     NV Housing Division
      Series 1991 A-2, AMT,
      Insured: FHA                                      7.750  4/1/2022                    75,000       75,134

     OH Housing Finance Agency
      Series 1997 A-1, AMT,
      Insured: GNMA                                     6.050  9/1/2017                   360,000      373,752

     OK Housing Finance Agency
      Series 1999 B-1,
      Insured: GNMA                                     6.800  9/1/2016                   235,000      235,519

     OR Department of Housing &
      Community Services
      Series 1998 A,                                    5.150  7/1/2015                    40,000       41,146

     RI Housing & Mortgage Finance Corp.
      Series 1988, AMT,
      Insured: FHA                                      7.550 10/1/2022                   515,000      516,473

     SD Housing Development Authority Revenue
      Series 2002 E, AMT,:                              5.550  5/1/2031                        --           --
                                                                                                     ----------
                                    Single Family Total                                              5,638,710
                                                                                                     ----------
                                          HOUSING TOTAL                                             80,073,351
                                                                                                     ----------

                                                        Columbia Municipal Income Fund
                                                             Acquired Fund             Pro-Forma Adjustments
                                                        ------------------------------ ---------------------
     FL Lee County Housing Finance Authority
      Series 1996 A-1, AMT,
      Insured: GNMA                                            --                --        --         --
      Series 1998 A-2, AMT,
      Insured: GNMA                                            --                --        --         --

     FL Manatee County Housing Finance Authority
      Series 1996 I, AMT,
      Insured: GNMA                                            --                --        --         --

     IL Chicago
      Single Family Mortgage:
        Series 1996 B, AMT,
        Insured: GNMA                                          --                --        --         --
        Series 1997 A, AMT,
        Insured: GNMA                                          --                --        --         --

     MA Housing Finance Agency
      Series 1992 21, AMT,                                     --                --        --         --

     MN Chicago & Stearns Counties
      Series 1994 B, AMT,
      Guarantor: FNMA                                          --                --        --         --

     MN Dakota County Housing & Redevelopment Authority
      Series 1986,
      Insured: GNMA                                            --                --        --         --

     NC Housing Finance Agency
      Series 1998, AMT,                                        --                --        --         --

     NM Mortgage Finance Authority
      Series 1999 D-2, AMT,
        Insured: GNMA                                          --                --        --         --
      Series 1997 C, AMT,:
        Insured: GNMA:                                    490,000           495,473        --         --
      Series 2000 A-2, AMT,
      Insured: FHA                                             --                --        --         --

     NV Housing Division
      Series 1991 A-2, AMT,
      Insured: FHA                                             --                --        --         --

     OH Housing Finance Agency
      Series 1997 A-1, AMT,
      Insured: GNMA                                            --                --        --         --

     OK Housing Finance Agency
      Series 1999 B-1,
      Insured: GNMA                                            --                --        --         --

     OR Department of Housing &
      Community Services
      Series 1998 A,                                           --                --        --         --

     RI Housing & Mortgage Finance Corp.
      Series 1988, AMT,
      Insured: FHA                                             --                --        --         --

     SD Housing Development Authority Revenue
      Series 2002 E, AMT,:                              1,135,000         1,159,868        --         --
                                                                       -------------     ------     ------
                                    Single Family Total                   1,655,341        --         --
                                                                       -------------     ------     ------
                                          HOUSING TOTAL                  12,162,261        --         --
                                                                       -------------     ------     ------

                                                        Columbia Tax-Exempt Fund
                                                         Pro-Forma Combined
                                                        ------------------------
     FL Lee County Housing Finance Authority
      Series 1996 A-1, AMT,
      Insured: GNMA                                       235,000      236,694
      Series 1998 A-2, AMT,
      Insured: GNMA                                       235,000      236,015

     FL Manatee County Housing Finance Authority
      Series 1996 I, AMT,
      Insured: GNMA                                       145,000      146,795

     IL Chicago
      Single Family Mortgage:
        Series 1996 B, AMT,
        Insured: GNMA                                      65,000       65,515
        Series 1997 A, AMT,
        Insured: GNMA                                      70,000       70,498

     MA Housing Finance Agency
      Series 1992 21, AMT,                                810,000      810,802

     MN Chicago & Stearns Counties
      Series 1994 B, AMT,
      Guarantor: FNMA                                       5,000        5,000

     MN Dakota County Housing & Redevelopment Authority
      Series 1986,
      Insured: GNMA                                         5,000        5,024

     NC Housing Finance Agency
      Series 1998, AMT,                                   400,000      413,760

     NM Mortgage Finance Authority
      Series 1999 D-2, AMT,
        Insured: GNMA                                   1,465,000    1,521,769
      Series 1997 C, AMT,:
        Insured: GNMA:                                    490,000      495,473
      Series 2000 A-2, AMT,
      Insured: FHA                                        390,000      398,912

     NV Housing Division
      Series 1991 A-2, AMT,
      Insured: FHA                                         75,000       75,134

     OH Housing Finance Agency
      Series 1997 A-1, AMT,
      Insured: GNMA                                       360,000      373,752

     OK Housing Finance Agency
      Series 1999 B-1,
      Insured: GNMA                                       235,000      235,519

     OR Department of Housing &
      Community Services
      Series 1998 A,                                       40,000       41,146

     RI Housing & Mortgage Finance Corp.
      Series 1988, AMT,
      Insured: FHA                                        515,000      516,473

     SD Housing Development Authority Revenue
      Series 2002 E, AMT,:                              1,135,000    1,159,868
                                                                     ----------
                                    Single Family Total              7,294,051
                                                                     ----------
                                          HOUSING TOTAL             92,235,612
                                                                     ----------

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                                   Columbia Tax-Exempt Fund
                                                                  Rate   Maturity  % of Net Assets    Acquiring Fund
                                                                  ----- ---------- --------------- ------------------------
INDUSTRIALS                                                                              2.5%
Chemicals                                                                                0.2%
                        SC York County Exempt Facility Industrial
                        Development Revenue
                         Hoechst Celanese Corporation Project,
                           Series 1994, AMT,:                     5.700   1/1/2024                        --           --

                        TX Port of Bay City Authority Matagorda
                        County Revenue
                         Hoechst Celanese Corporation Project,
                           Series 1996, AMT,:                     6.500   5/1/2026                        --           --
                                                                                                                ----------
                                                  Chemicals Total                                                      --
                                                                                                                ----------
Food Products                                                                            0.6%
                        FL Hendry County Industrial
                         Development Authority
                           Savannah Foods & Industries,
                           Series 1992, AMT,                      6.400   3/1/2017                 1,500,000    1,483,050

                        GA Cartersville Development Authority
                         Anheuser Busch Project, Inc.,
                         Series 2002, AMT,                        5.950   2/1/2032                 3,000,000    3,158,070

                        MI Strategic Fund
                         Imperial Holly Corp., Series 1998 B,     6.450  11/1/2025                 3,500,000    3,264,555
                         Michigan Sugar Co., Carrollton Project,
                         Series 1998 C, AMT,                      6.550  11/1/2025                 4,250,000    4,009,153
                         Sebewaing Project, Series 1998 A,        6.250  11/1/2015                 2,250,000    2,249,843
                                                                                                                ----------
                                              Food Products Total                                              14,164,670
                                                                                                                ----------
Forest Products & Paper                                                                  0.5%
                        FL Escambia County Environmental
                         Improvement Revenue
                         Series 2003 A, AMT,                      5.750  11/1/2027                 2,750,000    2,816,550

                        IA Cedar Rapids
                         Weyerhaeuser Co. Project, Series 1984,   9.000   8/1/2014                 1,000,000    1,218,930

                        MS Lowndes County
                         Weyerhaeuser Co.,:
                           Series 1992 A,:                        6.800   4/1/2022                        --           --

                        SC Georgetown County Environmental
                        Improvement Revenue Refunding
                         International Paper Company Project,:
                           Series 2000 A,:                        5.950  3/15/2014                        --           --

                        SC Richland County Environmental
                        Improvement Revenue Refunding
                         International Paper Company Project,:
                           Series 2003, AMT,:                     6.100   4/1/2023                        --           --
                                                                                                                ----------
                                    Forest Products & Paper Total                                               4,035,480
                                                                                                                ----------
Manufacturing                                                                            0.7%
                        AL McIntosh Industrial Development Board
                        Environmental Improvement Revenue
                         Series 1998 C,:                          5.375   6/1/2028                        --           --

                        IL Will-Kankakee Regional
                         Development Authority
                         Flanders Corp., Precisionaire Project,
                         Series 1997, AMT,                        6.500 12/15/2017                 2,340,000    2,367,027

                                                                  Columbia Municipal Income Fund
                                                                     Acquiring Fund              Pro-Forma Adjustments
                                                                  ------------------------------ ---------------------
INDUSTRIALS
Chemicals
                        SC York County Exempt Facility Industrial
                        Development Revenue
                         Hoechst Celanese Corporation Project,
                           Series 1994, AMT,:                     2,000,000        1,923,540         --         --

                        TX Port of Bay City Authority Matagorda
                        County Revenue
                         Hoechst Celanese Corporation Project,
                           Series 1996, AMT,:                     3,000,000        3,039,510         --         --
                                                                                   -----------     ------     ------
                                                  Chemicals Total                  4,963,050         --         --
                                                                                   -----------     ------     ------
Food Products
                        FL Hendry County Industrial
                         Development Authority
                           Savannah Foods & Industries,
                           Series 1992, AMT,                             --               --         --         --

                        GA Cartersville Development Authority
                         Anheuser Busch Project, Inc.,
                         Series 2002, AMT,                               --               --         --         --

                        MI Strategic Fund
                         Imperial Holly Corp., Series 1998 B,            --               --         --         --
                         Michigan Sugar Co., Carrollton Project,
                         Series 1998 C, AMT,                             --               --         --         --
                         Sebewaing Project, Series 1998 A,               --               --         --         --
                                                                                   -----------     ------     ------
                                              Food Products Total                         --         --         --
                                                                                   -----------     ------     ------
Forest Products & Paper
                        FL Escambia County Environmental
                         Improvement Revenue
                         Series 2003 A, AMT,                             --               --         --         --

                        IA Cedar Rapids
                         Weyerhaeuser Co. Project, Series 1984,          --               --         --         --

                        MS Lowndes County
                         Weyerhaeuser Co.,:
                           Series 1992 A,:                        2,470,000        2,970,793         --         --

                        SC Georgetown County Environmental
                        Improvement Revenue Refunding
                         International Paper Company Project,:
                           Series 2000 A,:                        4,000,000        4,348,360         --         --

                        SC Richland County Environmental
                        Improvement Revenue Refunding
                         International Paper Company Project,:
                           Series 2003, AMT,:                     1,000,000        1,069,240         --         --
                                                                                   -----------     ------     ------
                                    Forest Products & Paper Total                  8,388,393         --         --
                                                                                   -----------     ------     ------
Manufacturing
                        AL McIntosh Industrial Development Board
                        Environmental Improvement Revenue
                         Series 1998 C,:                          1,000,000        1,015,760         --         --

                        IL Will-Kankakee Regional
                         Development Authority
                         Flanders Corp., Precisionaire Project,
                         Series 1997, AMT,                               --               --         --         --

                                                                  Columbia Tax-Exempt Fund
                                                                   Pro Forma Combined
                                                                  ------------------------
INDUSTRIALS
Chemicals
                        SC York County Exempt Facility Industrial
                        Development Revenue
                         Hoechst Celanese Corporation Project,
                           Series 1994, AMT,:                     2,000,000    1,923,540

                        TX Port of Bay City Authority Matagorda
                        County Revenue
                         Hoechst Celanese Corporation Project,
                           Series 1996, AMT,:                     3,000,000    3,039,510
                                                                               ----------
                                                  Chemicals Total              4,963,050
                                                                               ----------
Food Products
                        FL Hendry County Industrial
                         Development Authority
                           Savannah Foods & Industries,
                           Series 1992, AMT,                      1,500,000    1,483,050

                        GA Cartersville Development Authority
                         Anheuser Busch Project, Inc.,
                         Series 2002, AMT,                        3,000,000    3,158,070

                        MI Strategic Fund
                         Imperial Holly Corp., Series 1998 B,     3,500,000    3,264,555
                         Michigan Sugar Co., Carrollton Project,
                         Series 1998 C, AMT,                      4,250,000    4,009,153
                         Sebewaing Project, Series 1998 A,        2,250,000    2,249,843
                                                                               ----------
                                              Food Products Total             14,164,670
                                                                               ----------
Forest Products & Paper
                        FL Escambia County Environmental
                         Improvement Revenue
                         Series 2003 A, AMT,                      2,750,000    2,816,550

                        IA Cedar Rapids
                         Weyerhaeuser Co. Project, Series 1984,   1,000,000    1,218,930

                        MS Lowndes County
                         Weyerhaeuser Co.,:
                           Series 1992 A,:                        2,470,000    2,970,793

                        SC Georgetown County Environmental
                        Improvement Revenue Refunding
                         International Paper Company Project,:
                           Series 2000 A,:                        4,000,000    4,348,360

                        SC Richland County Environmental
                        Improvement Revenue Refunding
                         International Paper Company Project,:
                           Series 2003, AMT,:                     1,000,000    1,069,240
                                                                               ----------
                                    Forest Products & Paper Total             12,423,873
                                                                               ----------
Manufacturing
                        AL McIntosh Industrial Development Board
                        Environmental Improvement Revenue
                         Series 1998 C,:                          1,000,000    1,015,760

                        IL Will-Kankakee Regional
                         Development Authority
                         Flanders Corp., Precisionaire Project,
                         Series 1997, AMT,                        2,340,000    2,367,027

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                                Columbia Tax-Exempt Fund
                                                             Rate    Maturity   % of Net Assets     Acquiring Fund
                                                            -----  ---------    --------------- -----------------------
          KS Wichita Airport Authority
           Cessna Citation Service Center,
           Series 2002 A, AMT,                              6.250  6/15/2032                     5,000,000     5,321,300

          MN Alexandria Industrial Development
           Seluemed Ltd. LLP Project, Series 1998, AMT,     5.850   3/1/2018                       830,000       832,033

          MO Development Finance Board
           Procter & Gamble Co., Series 1999, AMT,          5.200  3/15/2029                     4,385,000     4,699,536

          MO Saint Louis Industrial Development
           Authority Pollution Control Revenue
             Anheuser Busch Company Project, Series 1991,:  6.650   5/1/2016                            --            --

          TN Maury County Industrial Development
          Board Multi-Model Pollution Control
           General Motors Corp.-Saturn Corp.,:
             Series 1997,:                                  6.500   9/1/2024                            --            --
                                                                                                            ------------
                                       Manufacturing Total                                                    13,219,896
                                                                                                            ------------
Metals & Mining                                                                       0.0%
          NV Department of Business & Industry
           Wheeling-Pittsburgh Steel Corp.,
           Series 1999 A, AMT,                              8.000   9/1/2014(c)                  1,120,000     1,105,250
                                                                                                            ------------
                                     Metals & Mining Total                                                     1,105,250
                                                                                                            ------------
Oil & Gas                                                                             0.3%
          NJ Middlesex County Pollution Authority
           Amerada Hess Corp., Series 2004,                 6.050  9/15/2034                     1,140,000     1,200,534

          TX Texas City Industrial Development Corp.
           Arco Pipe Line Co.,:
             Series 1990,:                                  7.375  10/1/2020                            --            --

          VI Virgin Islands Public Finance Authority
           Hovensa LLC, Series 2003, AMT,                   6.125   7/1/2022                     2,975,000     3,250,009
                                                                                                            ------------
                                           Oil & Gas Total                                                     4,450,543
                                                                                                            ------------
Oil, Gas & Consumable Fuels                                                           0.2%
          TN Maury County Industrial Development
          Board Solid Waste Disposal Revenue
           Occidental Petroleum Corporation,:
             Series 2001 A, AMT,:                           6.250   8/1/2018                            --            --
                                                                                                            ------------
                         Oil, Gas & Consumable Fuels Total                                                            --
                                                                                                            ------------
Other Industrial Development Bonds                                                    0.0%
          MI Strategic Fund Obligation Ltd.
           NSF International Project, Series 2004,          5.250   8/1/2026                       600,000       613,248
                                                                                                            ------------
                  Other Industrial Development Bonds Total                                                       613,248
                                                                                                            ------------
                                         INDUSTRIALS TOTAL                                                    37,589,087
                                                                                                            ------------
OTHER                                                                                17.6%
Pool/Bond Bank                                                                        0.9%
          FL Municipal Loan Council
           Series 2000 A,
           Insured: MBIA                                    (a)     4/1/2021                     1,000,000       490,440

          MA Water Pollution Abatement Trust
           Series 1999 A,                                   6.000   8/1/2017                    10,000,000    11,757,700

                                                            Columbia Municipal Income Fund
                                                               Acquiring Fund              Pro-Forma Adjustments
                                                            ------------------------------ ---------------------
          KS Wichita Airport Authority
           Cessna Citation Service Center,
           Series 2002 A, AMT,                                     --               --         --         --

          MN Alexandria Industrial Development
           Seluemed Ltd. LLP Project, Series 1998, AMT,            --               --         --         --

          MO Development Finance Board
           Procter & Gamble Co., Series 1999, AMT,                 --               --         --         --

          MO Saint Louis Industrial Development
           Authority Pollution Control Revenue
             Anheuser Busch Company Project, Series 1991,:  1,400,000        1,683,052         --         --

          TN Maury County Industrial Development
          Board Multi-Model Pollution Control
           General Motors Corp.-Saturn Corp.,:
             Series 1997,:                                  3,000,000        2,458,680         --         --
                                                                             -----------     ------     ------
                                       Manufacturing Total                   5,157,492         --         --
                                                                             -----------     ------     ------
Metals & Mining
          NV Department of Business & Industry
           Wheeling-Pittsburgh Steel Corp.,
           Series 1999 A, AMT,                                     --               --         --         --
                                                                             -----------     ------     ------
                                     Metals & Mining Total                          --         --         --
                                                                             -----------     ------     ------
Oil & Gas
          NJ Middlesex County Pollution Authority
           Amerada Hess Corp., Series 2004,                        --               --         --         --

          TX Texas City Industrial Development Corp.
           Arco Pipe Line Co.,:
             Series 1990,:                                  2,000,000        2,565,480         --         --

          VI Virgin Islands Public Finance Authority
           Hovensa LLC, Series 2003, AMT,                          --               --         --         --
                                                                             -----------     ------     ------
                                           Oil & Gas Total                   2,565,480         --         --
                                                                             -----------     ------     ------
Oil, Gas & Consumable Fuels
          TN Maury County Industrial Development
          Board Solid Waste Disposal Revenue
           Occidental Petroleum Corporation,:
             Series 2001 A, AMT,:                           4,000,000        4,371,640         --         --
                                                                             -----------     ------     ------
                         Oil, Gas & Consumable Fuels Total                   4,371,640         --         --
                                                                             -----------     ------     ------
Other Industrial Development Bonds
          MI Strategic Fund Obligation Ltd.
           NSF International Project, Series 2004,                 --               --         --         --
                                                                             -----------     ------     ------
                  Other Industrial Development Bonds Total                          --         --         --
                                                                             -----------     ------     ------
                                         INDUSTRIALS TOTAL                  25,446,055         --         --
                                                                             -----------     ------     ------
OTHER
Pool/Bond Bank
          FL Municipal Loan Council
           Series 2000 A,
           Insured: MBIA                                           --               --         --         --

          MA Water Pollution Abatement Trust
           Series 1999 A,                                          --               --         --         --

                                                            Columbia Tax-Exempt Fund
                                                             Pro-Forma Combined
                                                            ------------------------
          KS Wichita Airport Authority
           Cessna Citation Service Center,
           Series 2002 A, AMT,                               5,000,000    5,321,300

          MN Alexandria Industrial Development
           Seluemed Ltd. LLP Project, Series 1998, AMT,        830,000      832,034

          MO Development Finance Board
           Procter & Gamble Co., Series 1999, AMT,           4,385,000    4,699,536

          MO Saint Louis Industrial Development
           Authority Pollution Control Revenue
             Anheuser Busch Company Project, Series 1991,:   1,400,000    1,683,052

          TN Maury County Industrial Development
          Board Multi-Model Pollution Control
           General Motors Corp.-Saturn Corp.,:
             Series 1997,:                                   3,000,000    2,458,680
                                                                         ----------
                                       Manufacturing Total               18,377,389
                                                                         ----------
Metals & Mining
          NV Department of Business & Industry
           Wheeling-Pittsburgh Steel Corp.,
           Series 1999 A, AMT,                               1,120,000    1,105,250
                                                                         ----------
                                     Metals & Mining Total                1,105,250
                                                                         ----------
Oil & Gas
          NJ Middlesex County Pollution Authority
           Amerada Hess Corp., Series 2004,                  1,140,000    1,200,534

          TX Texas City Industrial Development Corp.
           Arco Pipe Line Co.,:
             Series 1990,:                                   2,000,000    2,565,480

          VI Virgin Islands Public Finance Authority
           Hovensa LLC, Series 2003, AMT,                    2,975,000    3,250,009
                                                                         ----------
                                           Oil & Gas Total                7,016,023
                                                                         ----------
Oil, Gas & Consumable Fuels
          TN Maury County Industrial Development
          Board Solid Waste Disposal Revenue
           Occidental Petroleum Corporation,:
             Series 2001 A, AMT,:                            4,000,000    4,371,640
                                                                         ----------
                         Oil, Gas & Consumable Fuels Total                4,371,640
                                                                         ----------
Other Industrial Development Bonds
          MI Strategic Fund Obligation Ltd.
           NSF International Project, Series 2004,             600,000      613,248
                                                                         ----------
                  Other Industrial Development Bonds Total                  613,248
                                                                         ----------
                                         INDUSTRIALS TOTAL               63,035,142
                                                                         ----------
OTHER
Pool/Bond Bank
          FL Municipal Loan Council
           Series 2000 A,
           Insured: MBIA                                     1,000,000      490,440

          MA Water Pollution Abatement Trust
           Series 1999 A,                                   10,000,000   11,757,700

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                        Columbia Tax-Exempt Fund
                                                        Rate  Maturity  % of Net Assets     Acquiring Fund
                                                       -----  --------- --------------- ------------------------
     MI Municipal Bond Authority Revenue
      Series 2001,:                                    5.250  10/1/2019                         --           --

     NY Environmental Facilities Corp.
      New York City Municipal Water Project K,
      Series 2002,                                     5.500  6/15/2017                  4,795,000    5,445,106

     OH Water Development Authority Water
      Pollution Control Revenue
      Loan Fund Water Quality, Series B,               4.750   6/1/2025                  5,000,000    5,111,300
                                                                                                     ----------
                                  Pool/Bond Bank Total                                               22,804,546
                                                                                                     ----------
Refunded/Escrowed (j)                                                                         15.9%
     AK Anchorage
      Ice Rink Revenue, Series 1998,
        Pre-refunded 07/01/10,                         6.250   1/1/2012                  1,610,000    1,715,825

     AL Phoenix County Industrial Development
     Board Environmental Improvement Revenue Refunding
      Mead Coated Board Project, Series 1998 B,:
        Pre-refunded 04/01/08,:                        5.250   4/1/2028                         --           --

     AZ Maricopa County Industrial
      Development Authority
        Advantage Point, Series 1996 A,
          Escrowed to Maturity,                        6.625   7/1/2026                  2,750,000    2,852,383
      Single-Family, Series 1984,
        Escrowed to Maturity,                             (a)  2/1/2016                  4,500,000    2,907,360

     AZ Pima County Industrial
      Development Authority
        Series 1989, AMT,
          Escrowed to Maturity,                        8.200   9/1/2021                 12,370,000   16,699,005

     AZ Tucson & Pima County Industrial
      Development Authority
      Single-Family Mortgage Revenue,:
        Series 1983 A, Pre-refunded 12/01/14,:            (a) 12/1/2014                         --           --

     CA Foothill Eastern Transportation
      Corridor Agency
        Series 1995 A,
          Escrowed to Maturity,                           (a)  1/1/2018                 10,000,000    5,867,700

     CA Palmdale Community
      Redevelopment Agency
        Series 1986 A, AMT,
          Escrowed to Maturity,
          Insured: FHA                                 8.000   3/1/2016                  3,000,000    3,938,580
        Series 1986 D, AMT,
          Escrowed to Maturity,
          Insured: MBIA                                8.000   4/1/2016                  7,000,000    9,204,300

     CA Perris Community Facilities District
      Series 1991 2-90,
        Escrowed to Maturity,                          8.750  10/1/2021                  6,165,000    9,280,791

     CA Pomona
      Series 1990 A,
        Escrowed to Maturity,
        Insured: GNMA                                  7.600   5/1/2023                 10,000,000   12,926,300

     CA Riverside County
      Series 1998, AMT,
        Escrowed to Maturity,
          Insured: GNMA                                8.300  11/1/2012                 10,000,000   12,535,700

                                                       Columbia Municipal Income Fund
                                                          Acquiring Fund              Pro-Forma Adjustments
                                                       ------------------------------ ---------------------
     MI Municipal Bond Authority Revenue
      Series 2001,:                                    1,000,000        1,070,880         --         --

     NY Environmental Facilities Corp.
      New York City Municipal Water Project K,
      Series 2002,                                            --               --         --         --

     OH Water Development Authority Water
      Pollution Control Revenue
      Loan Fund Water Quality, Series B,                      --               --         --         --
                                                                        -----------     ------     ------
                                  Pool/Bond Bank Total                  1,070,880         --         --
                                                                        -----------     ------     ------
Refunded/Escrowed (j)
     AK Anchorage
      Ice Rink Revenue, Series 1998,
        Pre-refunded 07/01/10,                                --               --         --         --

     AL Phoenix County Industrial Development
     Board Environmental Improvement Revenue Refunding
      Mead Coated Board Project, Series 1998 B,:
        Pre-refunded 04/01/08,:                        6,750,000        7,122,803         --         --

     AZ Maricopa County Industrial
      Development Authority
        Advantage Point, Series 1996 A,
          Escrowed to Maturity,                               --               --         --         --
      Single-Family, Series 1984,
        Escrowed to Maturity,                                 --               --         --         --

     AZ Pima County Industrial
      Development Authority
        Series 1989, AMT,
          Escrowed to Maturity,                               --               --         --         --

     AZ Tucson & Pima County Industrial
      Development Authority
      Single-Family Mortgage Revenue,:
        Series 1983 A, Pre-refunded 12/01/14,:         5,000,000        3,424,950         --         --

     CA Foothill Eastern Transportation
      Corridor Agency
        Series 1995 A,
          Escrowed to Maturity,                               --               --         --         --

     CA Palmdale Community
      Redevelopment Agency
        Series 1986 A, AMT,
          Escrowed to Maturity,
          Insured: FHA                                        --               --         --         --
        Series 1986 D, AMT,
          Escrowed to Maturity,
          Insured: MBIA                                       --               --         --         --

     CA Perris Community Facilities District
      Series 1991 2-90,
        Escrowed to Maturity,                                 --               --         --         --

     CA Pomona
      Series 1990 A,
        Escrowed to Maturity,
        Insured: GNMA                                         --               --         --         --

     CA Riverside County
      Series 1998, AMT,
        Escrowed to Maturity,
          Insured: GNMA                                       --               --         --         --

                                                       Columbia Tax-Exempt Fund
                                                        Pro Forma Combined
                                                       ------------------------
     MI Municipal Bond Authority Revenue
      Series 2001,:                                     1,000,000    1,070,880

     NY Environmental Facilities Corp.
      New York City Municipal Water Project K,
      Series 2002,                                      4,795,000    5,445,106

     OH Water Development Authority Water
      Pollution Control Revenue
      Loan Fund Water Quality, Series B,                5,000,000    5,111,300
                                                        ----------  ----------
                                  Pool/Bond Bank Total              23,875,426
                                                        ----------  ----------
Refunded/Escrowed (j)
     AK Anchorage
      Ice Rink Revenue, Series 1998,
        Pre-refunded 07/01/10,                          1,610,000    1,715,825

     AL Phoenix County Industrial Development
     Board Environmental Improvement Revenue Refunding
      Mead Coated Board Project, Series 1998 B,:
        Pre-refunded 04/01/08,:                         6,750,000    7,122,803

     AZ Maricopa County Industrial
      Development Authority
        Advantage Point, Series 1996 A,
          Escrowed to Maturity,                         2,750,000    2,852,383
      Single-Family, Series 1984,
        Escrowed to Maturity,                           4,500,000    2,907,360

     AZ Pima County Industrial
      Development Authority
        Series 1989, AMT,
          Escrowed to Maturity,                        12,370,000   16,699,005

     AZ Tucson & Pima County Industrial
      Development Authority
      Single-Family Mortgage Revenue,:
        Series 1983 A, Pre-refunded 12/01/14,:          5,000,000    3,424,950

     CA Foothill Eastern Transportation
      Corridor Agency
        Series 1995 A,
          Escrowed to Maturity,                        10,000,000    5,867,700

     CA Palmdale Community
      Redevelopment Agency
        Series 1986 A, AMT,
          Escrowed to Maturity,
          Insured: FHA                                  3,000,000    3,938,580
        Series 1986 D, AMT,
          Escrowed to Maturity,
          Insured: MBIA                                 7,000,000    9,204,300

     CA Perris Community Facilities District
      Series 1991 2-90,
        Escrowed to Maturity,                           6,165,000    9,280,791

     CA Pomona
      Series 1990 A,
        Escrowed to Maturity,
        Insured: GNMA                                  10,000,000   12,926,300

     CA Riverside County
      Series 1998, AMT,
        Escrowed to Maturity,
          Insured: GNMA                                10,000,000   12,535,700

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                   % of Net Columbia Tax-Exempt Fund
                                                            Rate      Maturity      Assets    Acquiring Fund
                                                            ----- ---------------- -------- ------------------------
     CO Douglas County Sales & Use Tax Revenue
      Series 1996,:
        Pre-refunded 10/15/06,:
          Insured: MBIA:                                    5.500       10/15/2011                 --           --

     CO Mesa County
      Series 1992,
        Escrowed to Maturity,                               (a)          12/1/2011          5,905,000    4,651,959

     DC Hospital Revenue Refunding
      Medlantic Healthcare Group Project,:
        Series 1997 A, Escrowed to Maturity,:
          Insured: MBIA:                                    5.375        8/15/2015                 --           --

     FL Jacksonville Transportation Authority
      Series 1985,
        Escrowed to Maturity,                               9.200         1/1/2015          2,000,000    2,635,940

     FL Melbourne
      Series 2000 A,
        Escrowed to Maturity,
        Insured: FGIC                                       (a)          10/1/2019            600,000      325,908

     FL Mid-Bay Bridge Authority
      Series 1991 A,
        Escrowed to Maturity,                               6.875        10/1/2022          2,000,000    2,581,980

     FL Northern Palm Beach County
      Improvement District
        Series 1999,
          Pre-refunded 08/01/09,
          Insured: MBIA                                     6.000         8/1/2029            500,000      547,665

     FL Orange County Health Facilities
      Authority Revenue
        Orlando Regional Healthcare System Project, Series
          1996 A,
          Escrowed to Maturity,
          Insured: MBIA                                     6.250        10/1/2016          2,120,000    2,529,796

     FL Orange County Tourist Development
      Tax Revenue
        Series 2000, Pre-refunded 10/01/09,:
          Insured: AMBAC:                                   5.250        10/1/2017                 --           --

     FL Orlando Utilities Commission Water &
      Electric Revenue
        Series 1989 D,
          Escrowed to Maturity,                             6.750        10/1/2017          3,750,000    4,485,488

     FL Seminole County
      Series 1992,
        Escrowed to Maturity,
        Insured: MBIA                                       6.000        10/1/2019          1,030,000    1,194,738

     FL Tampa Bay Water Utility Systems
      Series 1991, IFRN,
        Pre-refunded 10/01/11,
        Insured: FGIC                                       8.285 10/1/2029 (b)(c)            500,000      611,375

     GA Atlanta Airport Facilities
     Revenue Refunding
      Series 2000 A,:
        Pre-refunded 01/01/10,:
        Insured: FGIC:                                      5.600         1/1/2030                 --           --

     GA De Kalb County School District GO
      Series 1993 A, Escrowed to Maturity,:                 6.250         7/1/2009                 --           --

                                                            Columbia Municipal Income Fund
                                                              Acquiring Fund               Pro-Forma Adjustments
                                                            ------------------------------ ---------------------
     CO Douglas County Sales & Use Tax Revenue
      Series 1996,:
        Pre-refunded 10/15/06,:
          Insured: MBIA:                                    2,500,000       2,549,775      --          --

     CO Mesa County
      Series 1992,
        Escrowed to Maturity,                                      --              --      --          --

     DC Hospital Revenue Refunding
      Medlantic Healthcare Group Project,:
        Series 1997 A, Escrowed to Maturity,:
          Insured: MBIA:                                    9,000,000       9,423,540      --          --

     FL Jacksonville Transportation Authority
      Series 1985,
        Escrowed to Maturity,                                      --              --      --          --

     FL Melbourne
      Series 2000 A,
        Escrowed to Maturity,
        Insured: FGIC                                              --              --      --          --

     FL Mid-Bay Bridge Authority
      Series 1991 A,
        Escrowed to Maturity,                                      --              --      --          --

     FL Northern Palm Beach County
      Improvement District
        Series 1999,
          Pre-refunded 08/01/09,
          Insured: MBIA                                            --              --      --          --

     FL Orange County Health Facilities
      Authority Revenue
        Orlando Regional Healthcare System Project, Series
          1996 A,
          Escrowed to Maturity,
          Insured: MBIA                                            --              --      --          --

     FL Orange County Tourist Development
      Tax Revenue
        Series 2000, Pre-refunded 10/01/09,:
          Insured: AMBAC:                                   5,000,000       5,316,850      --          --

     FL Orlando Utilities Commission Water &
      Electric Revenue
        Series 1989 D,
          Escrowed to Maturity,                                    --              --      --          --

     FL Seminole County
      Series 1992,
        Escrowed to Maturity,
        Insured: MBIA                                              --              --      --          --

     FL Tampa Bay Water Utility Systems
      Series 1991, IFRN,
        Pre-refunded 10/01/11,
        Insured: FGIC                                              --              --      --          --

     GA Atlanta Airport Facilities
     Revenue Refunding
      Series 2000 A,:
        Pre-refunded 01/01/10,:
        Insured: FGIC:                                      5,000,000       5,443,750      --          --

     GA De Kalb County School District GO
      Series 1993 A, Escrowed to Maturity,:                 1,000,000       1,093,650      --          --

                                                            Columbia Tax-Exempt Fund
                                                            Pro Forma Combined
                                                            ------------------------
     CO Douglas County Sales & Use Tax Revenue
      Series 1996,:
        Pre-refunded 10/15/06,:
          Insured: MBIA:                                    2,500,000    2,549,775

     CO Mesa County
      Series 1992,
        Escrowed to Maturity,                               5,905,000    4,651,959

     DC Hospital Revenue Refunding
      Medlantic Healthcare Group Project,:
        Series 1997 A, Escrowed to Maturity,:
          Insured: MBIA:                                    9,000,000    9,423,540

     FL Jacksonville Transportation Authority
      Series 1985,
        Escrowed to Maturity,                               2,000,000    2,635,940

     FL Melbourne
      Series 2000 A,
        Escrowed to Maturity,
        Insured: FGIC                                         600,000      325,908

     FL Mid-Bay Bridge Authority
      Series 1991 A,
        Escrowed to Maturity,                               2,000,000    2,581,980

     FL Northern Palm Beach County
      Improvement District
        Series 1999,
          Pre-refunded 08/01/09,
          Insured: MBIA                                       500,000      547,665

     FL Orange County Health Facilities
      Authority Revenue
        Orlando Regional Healthcare System Project, Series
          1996 A,
          Escrowed to Maturity,
          Insured: MBIA                                     2,120,000    2,529,796

     FL Orange County Tourist Development
      Tax Revenue
        Series 2000, Pre-refunded 10/01/09,:
          Insured: AMBAC:                                   5,000,000    5,316,850

     FL Orlando Utilities Commission Water &
      Electric Revenue
        Series 1989 D,
          Escrowed to Maturity,                             3,750,000    4,485,488

     FL Seminole County
      Series 1992,
        Escrowed to Maturity,
        Insured: MBIA                                       1,030,000    1,194,738

     FL Tampa Bay Water Utility Systems
      Series 1991, IFRN,
        Pre-refunded 10/01/11,
        Insured: FGIC                                         500,000      611,375

     GA Atlanta Airport Facilities
     Revenue Refunding
      Series 2000 A,:
        Pre-refunded 01/01/10,:
        Insured: FGIC:                                      5,000,000    5,443,750

     GA De Kalb County School District GO
      Series 1993 A, Escrowed to Maturity,:                 1,000,000    1,093,650

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                             Columbia Tax-Exempt Fund
                                                             Rate  Maturity  % of Net Assets    Acquiring Fund
                                                             ----- --------- --------------- ------------------------
     GA Forsyth County Hospital Authority
      Georgia Baptist Health Care System, Series 1998,
        Escrowed to Maturity,                                6.000 10/1/2008                    475,000      494,575

     GA Fulton County Water & Sewer
      Series 1992,
        Escrowed to Maturity,
        Insured: FGIC                                        6.375  1/1/2014                 13,270,000   15,162,700

     GA Municipal Electric Authority
      Series 1991:
        Escrowed to Maturity,
        Insured: MBIA                                        6.600  1/1/2018                    420,000      496,852
                                                             6.600  1/1/2018                  3,600,000    4,295,952

     ID Health Facilities Authority
      IHC Hospitals, Inc., Series 1992,
        Escrowed to Maturity,                                6.650 2/15/2021                  6,000,000    7,595,700

     IL Chicago Metropolitan Water
     Reclamation District GO
      Series 1993, Escrowed to Maturity,:                    5.500 12/1/2012                         --           --

     IL Glendale Heights Hospital Revenue Refunding
      Glendale Heights Project,:
        Series 1985 B, Escrowed to Maturity,:                7.100 12/1/2015                         --           --

     IL Metropolitan Pier & Exposition Authority
      Series 1996,
        Escrowed to Maturity,
        Insured: MBIA                                        (a)   6/15/2012                  2,655,000    2,037,739

     IL Metropolitan Pier & Exposition Authority
     Dedicated State Tax Revenue
      Series 1993, Escrowed to Maturity,:
        Insured: FGIC:                                       (a)   6/15/2013                         --           --

     IN Hamilton/Southeastern Indiana North Delaware
     School Building Corporation First Mortgage Revenue
      Series 1996, Pre-refunded 01/15/07,:
        Insured: AMBAC:                                      5.000 7/15/2007                         --           --
                                                             5.100 7/15/2009                         --           --

     IN Health Facilities Financing Authority
     Hospital Revenue
      Charity Obligation Group, Series 1997 D,
        Pre-refunded 11/01/07,:                              5.000 11/1/2026                         --           --

     MA College Building Authority
      Series 1999 A:
        Escrowed to Maturity,
        Insured: MBIA                                        (a)    5/1/2019                  7,710,000    4,232,173
                                                             (a)    5/1/2020                  7,750,000    4,051,003

     MA Turnpike Authority
      Series 1993 A:
        Escrowed to Maturity,                                5.000  1/1/2020                  3,610,000    3,863,783
        Insured: FGIC                                        5.000  1/1/2020                 12,665,000   13,555,350
                                                             5.125  1/1/2023                  3,600,000    3,947,040

     MD Health & Higher Educational
      Facilities Authority
        University of Maryland Medical System, Series 2000,
         Pre-refunded 07/01/10,                              6.750  7/1/2030                  2,500,000    2,854,725

                                                             Columbia Municipal Income Fund
                                                               Acquiring Fund               Pro-Forma Adjustments
                                                             ------------------------------ ---------------------
     GA Forsyth County Hospital Authority
      Georgia Baptist Health Care System, Series 1998,
        Escrowed to Maturity,                                       --              --      --          --

     GA Fulton County Water & Sewer
      Series 1992,
        Escrowed to Maturity,
        Insured: FGIC                                               --              --      --          --

     GA Municipal Electric Authority
      Series 1991:
        Escrowed to Maturity,
        Insured: MBIA                                               --              --      --          --
                                                                    --              --      --          --

     ID Health Facilities Authority
      IHC Hospitals, Inc., Series 1992,
        Escrowed to Maturity,                                       --              --      --          --

     IL Chicago Metropolitan Water
     Reclamation District GO
      Series 1993, Escrowed to Maturity,:                    3,000,000       3,277,230      --          --

     IL Glendale Heights Hospital Revenue Refunding
      Glendale Heights Project,:
        Series 1985 B, Escrowed to Maturity,:                1,515,000       1,767,460      --          --

     IL Metropolitan Pier & Exposition Authority
      Series 1996,
        Escrowed to Maturity,
        Insured: MBIA                                               --              --      --          --

     IL Metropolitan Pier & Exposition Authority
     Dedicated State Tax Revenue
      Series 1993, Escrowed to Maturity,:
        Insured: FGIC:                                       8,750,000       6,410,600      --          --

     IN Hamilton/Southeastern Indiana North Delaware
     School Building Corporation First Mortgage Revenue
      Series 1996, Pre-refunded 01/15/07,:
        Insured: AMBAC:                                      1,000,000       1,038,590      --          --
                                                             1,000,000       1,039,680      --          --

     IN Health Facilities Financing Authority
     Hospital Revenue
      Charity Obligation Group, Series 1997 D,
        Pre-refunded 11/01/07,:                              3,295,000       3,385,547      --          --

     MA College Building Authority
      Series 1999 A:
        Escrowed to Maturity,
        Insured: MBIA                                               --              --      --          --
                                                                    --              --      --          --

     MA Turnpike Authority
      Series 1993 A:
        Escrowed to Maturity,                                       --              --      --          --
        Insured: FGIC                                               --              --      --          --
                                                                    --              --      --          --

     MD Health & Higher Educational
      Facilities Authority
        University of Maryland Medical System, Series 2000,
         Pre-refunded 07/01/10,                                     --              --      --          --

                                                             Columbia Tax-Exempt Fund
                                                              Pro Forma Combined
                                                             ------------------------
     GA Forsyth County Hospital Authority
      Georgia Baptist Health Care System, Series 1998,
        Escrowed to Maturity,                                   475,000      494,575

     GA Fulton County Water & Sewer
      Series 1992,
        Escrowed to Maturity,
        Insured: FGIC                                        13,270,000   15,162,700

     GA Municipal Electric Authority
      Series 1991:
        Escrowed to Maturity,
        Insured: MBIA                                           420,000      496,852
                                                              3,600,000    4,295,952

     ID Health Facilities Authority
      IHC Hospitals, Inc., Series 1992,
        Escrowed to Maturity,                                 6,000,000    7,595,700

     IL Chicago Metropolitan Water
     Reclamation District GO
      Series 1993, Escrowed to Maturity,:                     3,000,000    3,277,230

     IL Glendale Heights Hospital Revenue Refunding
      Glendale Heights Project,:
        Series 1985 B, Escrowed to Maturity,:                 1,515,000    1,767,460

     IL Metropolitan Pier & Exposition Authority
      Series 1996,
        Escrowed to Maturity,
        Insured: MBIA                                         2,655,000    2,037,739

     IL Metropolitan Pier & Exposition Authority
     Dedicated State Tax Revenue
      Series 1993, Escrowed to Maturity,:
        Insured: FGIC:                                        8,750,000    6,410,600

     IN Hamilton/Southeastern Indiana North Delaware
     School Building Corporation First Mortgage Revenue
      Series 1996, Pre-refunded 01/15/07,:
        Insured: AMBAC:                                       1,000,000    1,038,590
                                                              1,000,000    1,039,680

     IN Health Facilities Financing Authority
     Hospital Revenue
      Charity Obligation Group, Series 1997 D,
        Pre-refunded 11/01/07,:                               3,295,000    3,385,547

     MA College Building Authority
      Series 1999 A:
        Escrowed to Maturity,
        Insured: MBIA                                         7,710,000    4,232,173
                                                              7,750,000    4,051,003

     MA Turnpike Authority
      Series 1993 A:
        Escrowed to Maturity,                                 3,610,000    3,863,783
        Insured: FGIC                                        12,665,000   13,555,350
                                                              3,600,000    3,947,040

     MD Health & Higher Educational
      Facilities Authority
        University of Maryland Medical System, Series 2000,
         Pre-refunded 07/01/10,                               2,500,000    2,854,725

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                  Columbia Tax-Exempt Fund
                                                  Rate  Maturity  % of Net Assets    Acquiring Fund
                                                  ----- --------- --------------- ------------------------
     MI Cornell Township Economic Development
     Corporation Revenue Refunding
      Meadwestvaco-Escanaba Project,:
        Series 2002, Pre-refunded 05/01/12,:      5.875  5/1/2018                         --           --

     MI Kalamazoo Hospital Finance Authority
      Borgess Medical Center, Series 1994 A,
        Escrowed to Maturity,
        Insured: FGIC                             6.250  6/1/2014                  1,000,000    1,163,720

     MI State
      Redevco, Inc., Series 2000,
        Escrowed to Maturity,
        Insured: AMBAC                            (a)    6/1/2021                  5,000,000    2,474,150

     MN Chaska
      Series 2000 A,
        Pre-refunded 10/01/10,                    6.000 10/1/2025                  1,000,000    1,102,800

     MN Dakota & Washington Counties
      Housing & Redevelopment Authority
        Series 1988, AMT,
          Escrowed to Maturity,
          Insured: GNMA                           8.150  9/1/2016                    235,000      313,326

     MN Moorhead
      Series 1979,
        Escrowed to Maturity,
        Insured: FHA                              7.100  8/1/2011                     20,000       22,145

     MN Western Minnesota Municipal
      Power Agency
        Series 1983 A,
          Escrowed to Maturity,
          Insured: MBIA                           9.750  1/1/2016                  1,000,000    1,446,950

     NC Eastern Municipal Power Agency
      Series 1987 A,
        Pre-refunded 01/01/22,                    4.500  1/1/2024                  1,750,000    1,788,238
      Series 1991 A:
        Escrowed to Maturity,                     5.000  1/1/2021                  8,735,000    9,404,450
                                                  6.500  1/1/2018                  5,815,000    7,128,143

     NC Lincoln County
      Lincoln County Hospital, Series 1991,
        Escrowed to Maturity,                     9.000  5/1/2007                    205,000      214,551

     NC Medical Care Commission
      Annie Penn Memorial Hospital, Series 1998,
        Pre-refunded 01/01/15,                    5.375  1/1/2022                    500,000      525,910

     NC Randolph County
      Certificates of Participation, Series 2000,
        Pre-refunded 06/01/09,
        Insured: FSA                              5.750  6/1/2022                    250,000      271,098

     NE Omaha Public Power District
     Electric Revenue
      Series 1992 B, Escrowed to Maturity,:       6.200  2/1/2017                         --           --

     NJ State Highway Authority
      Garden State Parkway General Revenue,:
        Series 1971, Escrowed to Maturity,:       6.500  1/1/2011                         --           --

     NJ Transportation Trust Fund Authority
      Series 1995 B,
        Escrowed to Maturity,
        Insured: MBIA                             7.000 6/15/2012                 10,135,000   12,026,090

                                                  Columbia Municipal Income Fund                         Columbia Tax-Exempt Fund
                                                     Acquired Fund               Pro-Forma Adjustments    Pro-Forma Combined
                                                  ------------------------------ ---------------------   ------------------------
     MI Cornell Township Economic Development
     Corporation Revenue Refunding
      Meadwestvaco-Escanaba Project,:
        Series 2002, Pre-refunded 05/01/12,:      1,000,000       1,122,510      --          --           1,000,000    1,122,510

     MI Kalamazoo Hospital Finance Authority
      Borgess Medical Center, Series 1994 A,
        Escrowed to Maturity,
        Insured: FGIC                                    --              --      --          --           1,000,000    1,163,720

     MI State
      Redevco, Inc., Series 2000,
        Escrowed to Maturity,
        Insured: AMBAC                                   --              --      --          --           5,000,000    2,474,150

     MN Chaska
      Series 2000 A,
        Pre-refunded 10/01/10,                           --              --      --          --           1,000,000    1,102,800

     MN Dakota & Washington Counties
      Housing & Redevelopment Authority
        Series 1988, AMT,
          Escrowed to Maturity,
          Insured: GNMA                                  --              --      --          --             235,000      313,326

     MN Moorhead
      Series 1979,
        Escrowed to Maturity,
        Insured: FHA                                     --              --      --          --              20,000       22,145

     MN Western Minnesota Municipal
      Power Agency
        Series 1983 A,
          Escrowed to Maturity,
          Insured: MBIA                                  --              --      --          --           1,000,000    1,446,950

     NC Eastern Municipal Power Agency
      Series 1987 A,
        Pre-refunded 01/01/22,                           --              --      --          --           1,750,000    1,788,238
      Series 1991 A:
        Escrowed to Maturity,                            --              --      --          --           8,735,000    9,404,450
                                                         --              --      --          --           5,815,000    7,128,143

     NC Lincoln County
      Lincoln County Hospital, Series 1991,
        Escrowed to Maturity,                            --              --      --          --             205,000      214,551

     NC Medical Care Commission
      Annie Penn Memorial Hospital, Series 1998,
        Pre-refunded 01/01/15,                           --              --      --          --             500,000      525,910

     NC Randolph County
      Certificates of Participation, Series 2000,
        Pre-refunded 06/01/09,
        Insured: FSA                                     --              --      --          --             250,000      271,098

     NE Omaha Public Power District
     Electric Revenue
      Series 1992 B, Escrowed to Maturity,:       1,600,000       1,850,112      --          --           1,600,000    1,850,112

     NJ State Highway Authority
      Garden State Parkway General Revenue,:
        Series 1971, Escrowed to Maturity,:         665,000         710,725      --          --             665,000      710,725

     NJ Transportation Trust Fund Authority
      Series 1995 B,
        Escrowed to Maturity,
        Insured: MBIA                                    --              --      --          --          10,135,000   12,026,090

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                 Columbia Tax-Exempt Fund
                                                 Rate  Maturity  % of Net Assets    Acquiring Fund
                                                 ----- --------- --------------- ------------------------
     NJ Turnpike Authority
      Series 1991 C,
        Escrowed to Maturity,
        Insured: MBIA                            6.500  1/1/2016                 11,000,000   12,859,550
      Series 2005 C,
        Escrowed to Maturity,
        Insured: MBIA                            6.500  1/1/2016                    965,000    1,130,372

     NY New York City Municipal Water Finance
     Authority Water & Sewer Systems Revenue
      Series 1997 B, Pre-refunded 06/15/07,:     5.750 6/15/2029                         --           --

     NY Triborough Bridge & Tunnel Authority
      Series 1992:
        Escrowed to Maturity,
        Insured: CAP                             6.125  1/1/2021                  7,000,000    8,429,190
      Insured: MBIA                              5.500  1/1/2017                  2,000,000    2,237,740
      Series 1992 Y,
        Escrowed to Maturity,                    6.125  1/1/2021                 14,000,000   16,858,380

     OH Cleveland-Cuyahoga County Port Authority
      Oglebay Norton Co., Series 1997, AMT,
        Escrowed to Maturity,                    6.000  3/1/2007                    140,000      143,112

     OH Hilliard School District
      Series 1995 A,
        Escrowed to Maturity,
        Insured: FGIC                            (a)   12/1/2012                  2,505,000    1,892,152

     OH Water Development Authority
      Series 1990,
        Escrowed to Maturity,
        Insured: AMBAC                           6.000 12/1/2016                  1,000,000    1,123,690

     OR Saint Charles Memorial Hospital, Inc.
      Series 1973 A,
        Escrowed to Maturity,                    6.750  1/1/2006                     38,000       38,115

     PA Convention Center Authority
      Series 1989 A,
        Escrowed to Maturity,
        Insured: FGIC                            6.000  9/1/2019                 14,010,000   16,469,736

     PA Westmoreland County Municipal Authority
      Series 2000 A,
        Escrowed to Maturity,
        Insured: FGIC                            (a)   8/15/2023                  5,000,000    2,181,150

     PR Commonwealth of Puerto Rico Public
      Finance Corp.
        Series 2002 E,
        Escrowed to Maturity,                    6.000  8/1/2026                    230,000      279,956

     SC Piedmont Municipal Power Agency
      Series 1993:
        Escrowed to Maturity,
        Insured: AMBAC                           (a)    1/1/2013                  9,800,000    6,977,208
        Insured: MBIA                            5.375  1/1/2025                  3,960,000    4,461,059
      Series 1998,
        Escrowed to Maturity,
        Insured: AMBAC                           (a)    1/1/2013                 18,585,000   12,483,359
        Insured: MBIA                            5.375  1/1/2025                    435,000      487,679

                                                 Columbia Municipal Income Fund                         Columbia Tax-Exempt Fund
                                                    Acquired Fund               Pro-Forma Adjustments    Pro-Forma Combined
                                                 ------------------------------ ---------------------   ------------------------
     NJ Turnpike Authority
      Series 1991 C,
        Escrowed to Maturity,
        Insured: MBIA                                   --              --      --          --          11,000,000   12,859,550
      Series 2005 C,
        Escrowed to Maturity,
        Insured: MBIA                                   --              --      --          --             965,000    1,130,372

     NY New York City Municipal Water Finance
     Authority Water & Sewer Systems Revenue
      Series 1997 B, Pre-refunded 06/15/07,:     1,250,000       1,307,863      --          --           1,250,000    1,307,863

     NY Triborough Bridge & Tunnel Authority
      Series 1992:
        Escrowed to Maturity,
        Insured: CAP                                    --              --      --          --           7,000,000    8,429,190
      Insured: MBIA                                     --              --      --          --           2,000,000    2,237,740
      Series 1992 Y,
        Escrowed to Maturity,                           --              --      --          --          14,000,000   16,858,380

     OH Cleveland-Cuyahoga County Port Authority
      Oglebay Norton Co., Series 1997, AMT,
        Escrowed to Maturity,                           --              --      --          --             140,000      143,112

     OH Hilliard School District
      Series 1995 A,
        Escrowed to Maturity,
        Insured: FGIC                                   --              --      --          --           2,505,000    1,892,152

     OH Water Development Authority
      Series 1990,
        Escrowed to Maturity,
        Insured: AMBAC                                  --              --      --          --           1,000,000    1,123,690

     OR Saint Charles Memorial Hospital, Inc.
      Series 1973 A,
        Escrowed to Maturity,                           --              --      --          --              38,000       38,115

     PA Convention Center Authority
      Series 1989 A,
        Escrowed to Maturity,
        Insured: FGIC                                   --              --      --          --          14,010,000   16,469,736

     PA Westmoreland County Municipal Authority
      Series 2000 A,
        Escrowed to Maturity,
        Insured: FGIC                                   --              --      --          --           5,000,000    2,181,150

     PR Commonwealth of Puerto Rico Public
      Finance Corp.
        Series 2002 E,
        Escrowed to Maturity,                           --              --      --          --             230,000      279,956

     SC Piedmont Municipal Power Agency
      Series 1993:
        Escrowed to Maturity,
        Insured: AMBAC                                  --              --      --          --           9,800,000    6,977,208
        Insured: MBIA                                   --              --      --          --           3,960,000    4,461,059
      Series 1998,
        Escrowed to Maturity,
        Insured: AMBAC                                  --              --      --          --          18,585,000   12,483,359
        Insured: MBIA                                   --              --      --          --             435,000      487,679

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                          Columbia Tax-Exempt Fund
                                                          Rate  Maturity  % of Net Assets     Acquiring Fund
                                                         ------ --------- --------------- ------------------------
        TX Beaumont Independent School District GO
         Series 1996, Pre-refunded 02/15/06,:
           Insured: PSFG:                                 5.000 2/15/2017                         --           --

        TX Dallas County GO
         Series 1996, Pre-refunded 08/15/07,:             5.250 8/15/2016                         --           --

        TX Houston Water & Sewer System
         Series 1998 A,
           Escrowed to Maturity,
           Insured: FSA                                     (a) 12/1/2019                 25,155,000   13,251,654

        TX Houston Water & Sewer System Revenue
         Series 1998,
           Escrowed to Maturity,
           Insured: FSA                                     (a) 12/1/2023                  2,515,000    1,070,736

        TX North Central Health Facilities Development
        Corporation Hospital Revenue
         Presbyterian Healthcare Project,:
           Series 1991 A, Escrowed to Maturity,:          6.625  6/1/2011                         --           --

        TX Research Laboratory Commission
         Finance Authority
           Superconducting Super Collider, Series 1991,
             Escrowed to Maturity,                        6.950 12/1/2012                 10,000,000   11,299,700

        UT County Hospital Revenue
         Series 1997, Pre-refunded 08/15/07,:
           Insured: MBIA:                                 5.250 8/15/2026                         --           --

        UT Provo Electric Revenue
         Series 1980, Escrowed to Maturity,:             10.125  4/1/2015                         --           --

        VT Municipal Bond Bank Revenue
         Series 1996, Pre-refunded 12/01/06,:
           Insured: AMBAC:                                5.750 12/1/2015                         --           --

        WA Seattle GO
         Series 1997, Pre-refunded 01/15/06,:             5.300  8/1/2017                         --           --

        WA State Public Power Supply Systems
        Revenue Refunding
         Nuclear Project Number 1,:
           Series 1990 B, Escrowed to Maturity,:          7.250  7/1/2009                         --           --

        WV Hospital Finance Authority
         Charleston Area Medical Center, Series 2000 A,
           Pre-refunded 09/01/10,                         6.750  9/1/2030                 10,410,000   11,903,106

        WV Jefferson County Board of Education GO
         Series 1989, Escrowed to Maturity,:
           Insured: FGIC:                                 6.850  7/1/2007                         --           --
                                                          6.850  7/1/2008                         --           --

        WV West Virginia State University
        Systems Revenue
         Marshall University Library Project,
         Series 1996, Pre-refunded 04/01/06,:
           Insured: AMBAC:                                5.750  4/1/2016                         --           --
                                                                                                      -----------
                                Refunded/Escrowed Total                                               323,539,596
                                                                                                      -----------
Tobacco                                                                         0.8%
        NJ Tobacco Settlement Financing Corp.
         Series 2003,                                     6.750  6/1/2039                  6,165,000    6,878,784

                                                         Columbia Municipal Income Fund
                                                             Acquired Fund              Pro-Forma Adjustments
                                                         ------------------------------ ---------------------
        TX Beaumont Independent School District GO
         Series 1996, Pre-refunded 02/15/06,:
           Insured: PSFG:                                2,470,000        2,479,584     --          --

        TX Dallas County GO
         Series 1996, Pre-refunded 08/15/07,:            1,750,000        1,806,298     --          --

        TX Houston Water & Sewer System
         Series 1998 A,
           Escrowed to Maturity,
           Insured: FSA                                         --               --     --          --

        TX Houston Water & Sewer System Revenue
         Series 1998,
           Escrowed to Maturity,
           Insured: FSA                                         --               --     --          --

        TX North Central Health Facilities Development
        Corporation Hospital Revenue
         Presbyterian Healthcare Project,:
           Series 1991 A, Escrowed to Maturity,:         2,000,000        2,197,420     --          --

        TX Research Laboratory Commission
         Finance Authority
           Superconducting Super Collider, Series 1991,
             Escrowed to Maturity,                              --               --     --          --

        UT County Hospital Revenue
         Series 1997, Pre-refunded 08/15/07,:
           Insured: MBIA:                                2,500,000        2,603,850     --          --

        UT Provo Electric Revenue
         Series 1980, Escrowed to Maturity,:             1,580,000        2,046,700     --          --

        VT Municipal Bond Bank Revenue
         Series 1996, Pre-refunded 12/01/06,:
           Insured: AMBAC:                               1,985,000        2,073,630     --          --

        WA Seattle GO
         Series 1997, Pre-refunded 01/15/06,:            1,795,000        1,852,961     --          --

        WA State Public Power Supply Systems
        Revenue Refunding
         Nuclear Project Number 1,:
           Series 1990 B, Escrowed to Maturity,:         1,115,000        1,197,700     --          --

        WV Hospital Finance Authority
         Charleston Area Medical Center, Series 2000 A,
           Pre-refunded 09/01/10,                               --               --     --          --

        WV Jefferson County Board of Education GO
         Series 1989, Escrowed to Maturity,:
           Insured: FGIC:                                1,450,000        1,528,300     --          --
                                                         1,560,000        1,692,756     --          --

        WV West Virginia State University
        Systems Revenue
         Marshall University Library Project,
         Series 1996, Pre-refunded 04/01/06,:
           Insured: AMBAC:                               1,000,000        1,018,550     --          --
                                                                         ------------       --          --
                                Refunded/Escrowed Total                  76,783,381     --          --
                                                                         ------------       --          --
Tobacco
        NJ Tobacco Settlement Financing Corp.
         Series 2003,                                           --               --     --          --

                                                         Columbia Tax-Exempt Fund
                                                           Pro-Forma Combined
                                                         ------------------------
        TX Beaumont Independent School District GO
         Series 1996, Pre-refunded 02/15/06,:
           Insured: PSFG:                                 2,470,000    2,479,584

        TX Dallas County GO
         Series 1996, Pre-refunded 08/15/07,:             1,750,000    1,806,298

        TX Houston Water & Sewer System
         Series 1998 A,
           Escrowed to Maturity,
           Insured: FSA                                  25,155,000   13,251,654

        TX Houston Water & Sewer System Revenue
         Series 1998,
           Escrowed to Maturity,
           Insured: FSA                                   2,515,000    1,070,736

        TX North Central Health Facilities Development
        Corporation Hospital Revenue
         Presbyterian Healthcare Project,:
           Series 1991 A, Escrowed to Maturity,:          2,000,000    2,197,420

        TX Research Laboratory Commission
         Finance Authority
           Superconducting Super Collider, Series 1991,
             Escrowed to Maturity,                       10,000,000   11,299,700

        UT County Hospital Revenue
         Series 1997, Pre-refunded 08/15/07,:
           Insured: MBIA:                                 2,500,000    2,603,850

        UT Provo Electric Revenue
         Series 1980, Escrowed to Maturity,:              1,580,000    2,046,700

        VT Municipal Bond Bank Revenue
         Series 1996, Pre-refunded 12/01/06,:
           Insured: AMBAC:                                1,985,000    2,073,630

        WA Seattle GO
         Series 1997, Pre-refunded 01/15/06,:             1,795,000    1,852,961

        WA State Public Power Supply Systems
        Revenue Refunding
         Nuclear Project Number 1,:
           Series 1990 B, Escrowed to Maturity,:          1,115,000    1,197,700

        WV Hospital Finance Authority
         Charleston Area Medical Center, Series 2000 A,
           Pre-refunded 09/01/10,                        10,410,000   11,903,106

        WV Jefferson County Board of Education GO
         Series 1989, Escrowed to Maturity,:
           Insured: FGIC:                                 1,450,000    1,528,300
                                                          1,560,000    1,692,756

        WV West Virginia State University
        Systems Revenue
         Marshall University Library Project,
         Series 1996, Pre-refunded 04/01/06,:
           Insured: AMBAC:                                1,000,000    1,018,550
                                                                     -----------
                                Refunded/Escrowed Total              400,322,978
                                                                     -----------
Tobacco
        NJ Tobacco Settlement Financing Corp.
         Series 2003,                                     6,165,000    6,878,784

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                                Columbia Tax-Exempt Fund
                                                            Rate    Maturity    % of Net Assets    Acquiring Fund
                                                           -----  ----------    --------------- ------------------------
           SC Tobacco Settlement Financing Corp.
            Series 2001 B,:                                                                            --            --

           VA Tobacco Settlement Financing Corporation
            Series 2005,                                   5.500    6/1/2026                    2,000,000     2,019,160

           WI Badger TOB Asset Securitization Corporation
            Asset-Backed Revenue,:
              Series 2002,:                                5.750    6/1/2012                           --            --
                                                                                                            -----------
                                            Tobacco Total                                                     8,897,944
                                                                                                            -----------
                                              OTHER TOTAL                                                   355,242,086
                                                                                                            -----------
OTHER REVENUE                                                                         1.1%
Hotels                                                                                0.3%
           MA Boston Industrial Development
            Finance Authority
              Crosstown Center Project, Series 2002, AMT,  6.500    9/1/2035                    3,000,000     2,981,160

           NJ Middlesex County Improvement Authority
            Heldrich Associates LLC, Series 2005 B,        6.250    1/1/2037                    4,000,000     3,941,160
                                                                                                            -----------
                                             Hotels Total                                                     6,922,320
                                                                                                            -----------
Recreation                                                                            0.6%
           CA Agua Caliente Band Cahuilla Indians
            Series 2003,                                   6.000    7/1/2018                    1,750,000     1,877,523

           CA Cabazon Band Mission Indians
            Series 2004:                                   8.375  10/1/2015 (c)                 2,235,000     2,280,706
                                                           8.750  10/1/2019 (c)                 8,310,000     8,479,441

           CO Metropolitan Football Stadium District
            Series 1999 A,
              Insured: MBIA                                (a)      1/1/2011                    3,650,000     2,996,760
                                                                                                            -----------
                                         Recreation Total                                                    15,634,429
                                                                                                            -----------
Retail                                                                                0.2%
           MN International Falls
            Boise Cascade Corp., Project,
            Series 1999, AMT,                              6.850   12/1/2029                    5,425,000     5,826,016

           OH Lake County
            North Madison Properties, Series 1993,         8.819   9/1/2011 (d)                   155,000       154,391
                                                                                                            -----------
                                             Retail Total                                                     5,980,407
                                                                                                            -----------
                                      OTHER REVENUE TOTAL                                                    28,537,156
                                                                                                            -----------
RESOURCE RECOVERY                                                        0.5%
Disposal                                                                              0.3%
           IL Development Finance Authority
            Waste Management, Inc., Series 1997, AMT,      5.050    1/1/2010                    3,000,000     3,103,830

           MI Strategic Fund
            Waste Management, Inc., Series 1995, AMT,      5.200    4/1/2010                    1,000,000     1,041,820

           NC Haywood County Industrial Facilities &
           Pollution Control Financing Authority
            Solid Waste Disposal Revenue,:
            Champion International Corporation Project,:
              Series 1999, AMT,:                           6.400   11/1/2024                           --            --
           NV Department of Business & Industry
            Republic Services, Inc. Project,
            Series 2003, AMT,                              5.625  12/1/2026 (b)                 2,000,000     2,160,640
                                                                                                            -----------
                                           Disposal Total                                                     6,306,290
                                                                                                            -----------

                                                           Columbia Municipal Income
                                                             Fund Acquired Fund      Pro-Forma Adjustments
                                                           ------------------------- ---------------------
           SC Tobacco Settlement Financing Corp.
            Series 2001 B,:                                4,500,000      4,736,430      --         --

           VA Tobacco Settlement Financing Corporation
            Series 2005,                                   3,000,000      3,028,740      --         --

           WI Badger TOB Asset Securitization Corporation
            Asset-Backed Revenue,:
              Series 2002,:                                2,450,000      2,580,095      --         --
                                                                       ------------    ------     ------
                                            Tobacco Total                10,345,265      --         --
                                                                       ------------    ------     ------
                                              OTHER TOTAL                88,199,526      --         --
                                                                       ------------    ------     ------
OTHER REVENUE
Hotels
           MA Boston Industrial Development
            Finance Authority
              Crosstown Center Project, Series 2002, AMT,         --             --      --         --

           NJ Middlesex County Improvement Authority
            Heldrich Associates LLC, Series 2005 B,               --             --      --         --
                                                                       ------------    ------     ------
                                             Hotels Total                        --      --         --
                                                                       ------------    ------     ------
Recreation
           CA Agua Caliente Band Cahuilla Indians
            Series 2003,                                          --             --      --         --

           CA Cabazon Band Mission Indians
            Series 2004:                                          --             --      --         --
                                                                  --             --      --         --

           CO Metropolitan Football Stadium District
            Series 1999 A,
              Insured: MBIA                                       --             --      --         --
                                                                       ------------    ------     ------
                                         Recreation Total                        --      --         --
                                                                       ------------    ------     ------
Retail
           MN International Falls
            Boise Cascade Corp., Project,
            Series 1999, AMT,                                     --             --      --         --

           OH Lake County
            North Madison Properties, Series 1993,                --             --      --         --
                                                                       ------------    ------     ------
                                             Retail Total                        --      --         --
                                                                       ------------    ------     ------
                                      OTHER REVENUE TOTAL                        --      --         --
                                                                       ------------    ------     ------
RESOURCE RECOVERY
Disposal
           IL Development Finance Authority
            Waste Management, Inc., Series 1997, AMT,             --             --      --         --

           MI Strategic Fund
            Waste Management, Inc., Series 1995, AMT,             --             --      --         --

           NC Haywood County Industrial Facilities &
           Pollution Control Financing Authority
            Solid Waste Disposal Revenue,:
            Champion International Corporation Project,:
              Series 1999, AMT,:                           2,425,000      2,550,203      --         --
           NV Department of Business & Industry
            Republic Services, Inc. Project,
            Series 2003, AMT,                                     --             --      --         --
                                                                       ------------    ------     ------
                                           Disposal Total                 2,550,203      --         --
                                                                       ------------    ------     ------

                                                           Columbia Tax-Exempt Fund
                                                            Pro-Forma Combined
                                                           ------------------------
           SC Tobacco Settlement Financing Corp.
            Series 2001 B,:                                4,500,000     4,736,430

           VA Tobacco Settlement Financing Corporation
            Series 2005,                                   5,000,000     5,047,900

           WI Badger TOB Asset Securitization Corporation
            Asset-Backed Revenue,:
              Series 2002,:                                2,450,000     2,580,095
                                                                       -----------
                                            Tobacco Total               19,243,209
                                                                       -----------
                                              OTHER TOTAL              443,441,613
                                                                       -----------
OTHER REVENUE
Hotels
           MA Boston Industrial Development
            Finance Authority
              Crosstown Center Project, Series 2002, AMT,  3,000,000     2,981,160

           NJ Middlesex County Improvement Authority
            Heldrich Associates LLC, Series 2005 B,        4,000,000     3,941,160
                                                                       -----------
                                             Hotels Total                6,922,320
                                                                       -----------
Recreation
           CA Agua Caliente Band Cahuilla Indians
            Series 2003,                                   1,750,000     1,877,523

           CA Cabazon Band Mission Indians
            Series 2004:                                   2,235,000     2,280,706
                                                           8,310,000     8,479,441

           CO Metropolitan Football Stadium District
            Series 1999 A,
              Insured: MBIA                                3,650,000     2,996,760
                                                                       -----------
                                         Recreation Total               15,634,429
                                                                       -----------
Retail
           MN International Falls
            Boise Cascade Corp., Project,
            Series 1999, AMT,                              5,425,000     5,826,016

           OH Lake County
            North Madison Properties, Series 1993,           155,000       154,391
                                                                       -----------
                                             Retail Total                5,980,407
                                                                       -----------
                                      OTHER REVENUE TOTAL               28,537,156
                                                                       -----------
RESOURCE RECOVERY
Disposal
           IL Development Finance Authority
            Waste Management, Inc., Series 1997, AMT,      3,000,000     3,103,830

           MI Strategic Fund
            Waste Management, Inc., Series 1995, AMT,      1,000,000     1,041,820

           NC Haywood County Industrial Facilities &
           Pollution Control Financing Authority
            Solid Waste Disposal Revenue,:
            Champion International Corporation Project,:
              Series 1999, AMT,:                           2,425,000     2,550,203
           NV Department of Business & Industry
            Republic Services, Inc. Project,
            Series 2003, AMT,                              2,000,000     2,160,640
                                                                       -----------
                                           Disposal Total                8,856,493
                                                                       -----------

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                          Columbia Tax-Exempt Fund
                                                          Rate  Maturity  % of Net Assets     Acquiring Fund
                                                         -----  --------- --------------- ------------------------
Resource Recovery                                                               0.2%
           FL Palm Beach County Solid Waste Authority
            Series 1998 A,
              Insured: AMBAC                             (a)    10/1/2012                  1,855,000    1,403,678

           MA Industrial Finance Agency
            Ogden Haverhill Project, Series 1998 A, AMT, 5.400  12/1/2011                  3,300,000    3,358,509
                                                                                                      -----------
                                 Resource Recovery Total                                                4,762,187
                                                                                                      -----------
                                 RESOURCE RECOVERY TOTAL                                               11,068,477
                                                                                                      -----------
TAX-BACKED                                                                     32.9%
Local Appropriated                                                              1.6%
           CA Los Angeles County Schools
            Series 1999 A,
              Insured: AMBAC                             (a)     8/1/2022                  2,180,000      977,512

           IL Chicago Board Education
            GO, Lease Certificates, Series 1992 A:
              Insured: MBIA                              6.000   1/1/2016                  5,000,000    5,769,200
                                                         6.000   1/1/2020                  8,000,000    9,333,520
                                                         6.250   1/1/2015                  8,400,000    9,564,156

           IN Crown Point School Building Corp.
            Series 2000,
              Insured: MBIA                              (a)    1/15/2019                  8,165,000    4,437,596

           MN Hibbing Economic Development Authority
            Series 1997,                                 6.400   2/1/2012                    500,000      506,545

           MO St. Louis Industrial Development Authority
            St. Louis Convention Center, Series 2000,
              Insured: AMBAC                             (a)    7/15/2018                  2,000,000    1,129,120

           NC Rowan County
            Justice Center Project, Series 1992,         6.250  12/1/2007                    275,000      282,890

           TX Cesar E. Chavez High School
            Series 1998 A:
              Insured: AMBAC                             (a)    9/15/2018                  3,885,000    2,150,853
                                                         (a)    9/15/2020                  3,885,000    1,932,826

           TX Houston Independent School District Public
           Facility Corp.
            Series 1998 A,
              Insured: AMBAC                             (a)    9/15/2014                  3,885,000    2,652,523
            Series 1998 B,
              Insured: AMBAC                             (a)    9/15/2015                  2,000,000    1,295,560
                                                                                                      -----------
                                Local Appropriated Total                                               40,032,300
                                                                                                      -----------
Local General Obligations                                                      13.4%

           AK North Slope Borough
            Series 1999 B,
              Insured: MBIA                              (a)    6/30/2010                 12,515,000   10,484,566
            Series 2000 B,
              Insured: MBIA                              (a)    6/30/2010                 20,000,000   16,774,600
            Series 2000 B,:
              Insured: MBIA:                             (a)    6/30/2011                         --           --
            Series 2001 A,
              Insured: MBIA                              (a)    6/30/2012                 23,000,000   17,595,920

           AL Birmingham GO Refunding
            Series 2003,:
              Insured: AMBAC:                            5.250   6/1/2017                         --           --

                                                         Columbia Municipal Income Fund
                                                             Acquired Fund              Pro-Forma Adjustments
                                                         ------------------------------ ---------------------
Resource Recovery
           FL Palm Beach County Solid Waste Authority
            Series 1998 A,
              Insured: AMBAC                                     --              --         --         --

           MA Industrial Finance Agency
            Ogden Haverhill Project, Series 1998 A, AMT,         --              --         --         --
                                                                          -----------     ------     ------
                                 Resource Recovery Total                         --         --         --
                                                                          -----------     ------     ------
                                 RESOURCE RECOVERY TOTAL                  2,550,203         --         --
                                                                          -----------     ------     ------
TAX-BACKED
Local Appropriated
           CA Los Angeles County Schools
            Series 1999 A,
              Insured: AMBAC                                     --              --         --         --

           IL Chicago Board Education
            GO, Lease Certificates, Series 1992 A:
              Insured: MBIA                                      --              --         --         --
                                                                 --              --         --         --
                                                                 --              --         --         --

           IN Crown Point School Building Corp.
            Series 2000,
              Insured: MBIA                                      --              --         --         --

           MN Hibbing Economic Development Authority
            Series 1997,                                         --              --         --         --

           MO St. Louis Industrial Development Authority
            St. Louis Convention Center, Series 2000,
              Insured: AMBAC                                     --              --         --         --

           NC Rowan County
            Justice Center Project, Series 1992,                 --              --         --         --

           TX Cesar E. Chavez High School
            Series 1998 A:
              Insured: AMBAC                                     --              --         --         --
                                                                 --              --         --         --

           TX Houston Independent School District Public
           Facility Corp.
            Series 1998 A,
              Insured: AMBAC                                     --              --         --         --
            Series 1998 B,
              Insured: AMBAC                                     --              --         --         --
                                                                          -----------     ------     ------
                                Local Appropriated Total                         --         --         --
                                                                          -----------     ------     ------
Local General Obligations

           AK North Slope Borough
            Series 1999 B,
              Insured: MBIA                                      --              --         --         --
            Series 2000 B,
              Insured: MBIA                                      --              --         --         --
            Series 2000 B,:
              Insured: MBIA:                             15,000,000      12,055,800         --         --
            Series 2001 A,
              Insured: MBIA                                      --              --         --         --

           AL Birmingham GO Refunding
            Series 2003,:
              Insured: AMBAC:                             2,130,000       2,309,857         --         --

                                                         Columbia Tax-Exempt Fund
                                                          Pro-Forma Combined
                                                         ------------------------
Resource Recovery
           FL Palm Beach County Solid Waste Authority
            Series 1998 A,
              Insured: AMBAC                              1,855,000    1,403,679

           MA Industrial Finance Agency
            Ogden Haverhill Project, Series 1998 A, AMT,  3,300,000    3,358,509
                                                                      ----------
                                 Resource Recovery Total               4,762,188
                                                                      ----------
                                 RESOURCE RECOVERY TOTAL              13,618,680
                                                                      ----------
TAX-BACKED
Local Appropriated
           CA Los Angeles County Schools
            Series 1999 A,
              Insured: AMBAC                              2,180,000      977,512

           IL Chicago Board Education
            GO, Lease Certificates, Series 1992 A:
              Insured: MBIA                               5,000,000    5,769,200
                                                          8,000,000    9,333,520
                                                          8,400,000    9,564,156

           IN Crown Point School Building Corp.
            Series 2000,
              Insured: MBIA                               8,165,000    4,437,596

           MN Hibbing Economic Development Authority
            Series 1997,                                    500,000      506,545

           MO St. Louis Industrial Development Authority
            St. Louis Convention Center, Series 2000,
              Insured: AMBAC                              2,000,000    1,129,120

           NC Rowan County
            Justice Center Project, Series 1992,            275,000      282,890

           TX Cesar E. Chavez High School
            Series 1998 A:
              Insured: AMBAC                              3,885,000    2,150,853
                                                          3,885,000    1,932,826

           TX Houston Independent School District Public
           Facility Corp.
            Series 1998 A,
              Insured: AMBAC                              3,885,000    2,652,523
            Series 1998 B,
              Insured: AMBAC                              2,000,000    1,295,560

                                Local Appropriated Total              40,032,300

Local General Obligations

           AK North Slope Borough
            Series 1999 B,
              Insured: MBIA                              12,515,000   10,484,566
            Series 2000 B,
              Insured: MBIA                              20,000,000   16,774,600
            Series 2000 B,:
              Insured: MBIA:                             15,000,000   12,055,800
            Series 2001 A,
              Insured: MBIA                              23,000,000   17,595,920

           AL Birmingham GO Refunding
            Series 2003,:
              Insured: AMBAC:                             2,130,000    2,309,857

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                           Columbia Tax-Exempt Fund
                                                           Rate  Maturity  % of Net Assets   Acquiring Fund
                                                          -----  --------- --------------- ------------------------
     AL Jefferson County School Revenue
      Series 2004 A,:                                     5.250   1/1/2019                        --           --

     CA Benicia Unified School District
      Series 1997 A,
        Insured: FGIC                                     (a)     8/1/2021                 5,955,000    2,864,236

     CA Clovis Unified School District GO
      Capital Appreciation-Election 2004, Series 2004 A,:
        Insured: FGIC:                                    (a)     8/1/2019                        --           --
      Series 2004 A,:
        Insured: FGIC:                                    (a)     8/1/2020                        --           --

     CA Corona-Norco Unified School District
      Series 2001 C,
        Insured: FGIC                                     (a)     9/1/2018                 1,390,000      777,302

     CA Golden West School Authority
      Series 1999 A,
        Insured: MBIA                                     (a)     8/1/2014                 3,980,000    2,751,613
                                                          (a)     8/1/2015                 1,500,000      982,695

     CA Modesto High School District
      Series 2002 A,
        Insured: FGIC                                     (a)     8/1/2017                 2,500,000    1,476,850

     CA Morgan Hill Unified School District
      Series 2002,
        Insured: FGIC                                     (a)     8/1/2022                 3,345,000    1,517,560

     CA San Juan Unified School District
      Series 2001:
        Insured: FSA                                      (a)     8/1/2017                 1,525,000      900,680
                                                          (a)     8/1/2018                 1,785,000    1,001,992

     CA Vallejo City Unified School District
      Series 2002 A,
        Insured: MBIA                                     5.900   2/1/2020                 1,000,000    1,178,910

     CA West Contra Costa Unified School District
      Series 2001 B,
        Insured: MBIA                                     6.000   8/1/2024                 2,320,000    2,802,421

     CA Yuba City Unified School District
      Series 2000,
        Insured: FGIC                                     (a)     9/1/2018                 1,160,000      648,684

     CO El Paso County School District No. 11
      Series 1996:                                        7.100  12/1/2016                 2,105,000    2,637,607
                                                          7.125  12/1/2020                 7,350,000    9,429,168

     GA Fulton County School District
      Series 1998,
        Insured: MBIA                                     5.500   1/1/2021                 5,745,000    6,552,345

     HI Honolulu City & County GO Refunding
      Series 1993 B,:                                     8.000  10/1/2010                        --           --

     IL Champaign County
      Series 1999:
        Insured: FGIC                                     8.250   1/1/2020                 1,015,000    1,416,057
                                                          8.250   1/1/2023                 1,420,000    2,036,081

                                                          Columbia Municipal Income
                                                          Fund Acquired Fund        Pro-Forma Adjustments
                                                          ------------------------- ---------------------
     AL Jefferson County School Revenue
      Series 2004 A,:                                     2,790,000    2,947,830    --          --

     CA Benicia Unified School District
      Series 1997 A,
        Insured: FGIC                                            --           --    --          --

     CA Clovis Unified School District GO
      Capital Appreciation-Election 2004, Series 2004 A,:
        Insured: FGIC:                                    8,350,000    4,454,475    --          --
      Series 2004 A,:
        Insured: FGIC:                                    7,000,000    3,535,980    --          --

     CA Corona-Norco Unified School District
      Series 2001 C,
        Insured: FGIC                                            --           --    --          --

     CA Golden West School Authority
      Series 1999 A,
        Insured: MBIA                                            --           --    --          --
                                                                 --           --    --          --

     CA Modesto High School District
      Series 2002 A,
        Insured: FGIC                                            --           --    --          --

     CA Morgan Hill Unified School District
      Series 2002,
        Insured: FGIC                                            --           --    --          --

     CA San Juan Unified School District
      Series 2001:
        Insured: FSA                                             --           --    --          --
                                                                 --           --    --          --

     CA Vallejo City Unified School District
      Series 2002 A,
        Insured: MBIA                                            --           --    --          --

     CA West Contra Costa Unified School District
      Series 2001 B,
        Insured: MBIA                                            --           --    --          --

     CA Yuba City Unified School District
      Series 2000,
        Insured: FGIC                                            --           --    --          --

     CO El Paso County School District No. 11
      Series 1996:                                               --           --    --          --
                                                                 --           --    --          --

     GA Fulton County School District
      Series 1998,
        Insured: MBIA                                            --           --    --          --

     HI Honolulu City & County GO Refunding
      Series 1993 B,:                                     1,180,000    1,401,852    --          --

     IL Champaign County
      Series 1999:
        Insured: FGIC                                            --           --    --          --
                                                                 --           --    --          --

                                                          Columbia Tax-Exempt Fund
                                                          Pro-Forma Combined
                                                          ------------------------
     AL Jefferson County School Revenue
      Series 2004 A,:                                     2,790,000    2,947,830

     CA Benicia Unified School District
      Series 1997 A,
        Insured: FGIC                                     5,955,000    2,864,236

     CA Clovis Unified School District GO
      Capital Appreciation-Election 2004, Series 2004 A,:
        Insured: FGIC:                                    8,350,000    4,454,475
      Series 2004 A,:
        Insured: FGIC:                                    7,000,000    3,535,980

     CA Corona-Norco Unified School District
      Series 2001 C,
        Insured: FGIC                                     1,390,000      777,302

     CA Golden West School Authority
      Series 1999 A,
        Insured: MBIA                                     3,980,000    2,751,613
                                                          1,500,000      982,695

     CA Modesto High School District
      Series 2002 A,
        Insured: FGIC                                     2,500,000    1,476,850

     CA Morgan Hill Unified School District
      Series 2002,
        Insured: FGIC                                     3,345,000    1,517,560

     CA San Juan Unified School District
      Series 2001:
        Insured: FSA                                      1,525,000      900,680
                                                          1,785,000    1,001,992

     CA Vallejo City Unified School District
      Series 2002 A,
        Insured: MBIA                                     1,000,000    1,178,910

     CA West Contra Costa Unified School District
      Series 2001 B,
        Insured: MBIA                                     2,320,000    2,802,421

     CA Yuba City Unified School District
      Series 2000,
        Insured: FGIC                                     1,160,000      648,684

     CO El Paso County School District No. 11
      Series 1996:                                        2,105,000    2,637,607
                                                          7,350,000    9,429,168

     GA Fulton County School District
      Series 1998,
        Insured: MBIA                                     5,745,000    6,552,345

     HI Honolulu City & County GO Refunding
      Series 1993 B,:                                     1,180,000    1,401,852

     IL Champaign County
      Series 1999:
        Insured: FGIC                                     1,015,000    1,416,057
                                                          1,420,000    2,036,081

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                             Columbia Tax-Exempt Fund
                                                            Rate   Maturity  % of Net Assets     Acquiring Fund
                                                           -----  ---------- --------------- ------------------------
     IL Chicago Board of Education
      Series 1998 B-1:
        Insured: FGIC                                      (a)     12/1/2010                  3,905,000    3,211,433
                                                           (a)     12/1/2013                 13,400,000    9,557,952
                                                           (a)     12/1/2021                  8,000,000    3,768,320
                                                           (a)     12/1/2022                 25,200,000   11,231,136

      Series 1999 A,
        Insured: FGIC                                      (a)     12/1/2009                  5,000,000    4,289,300

     IL Chicago
      Series 1999,
        Insured: FGIC                                      5.500    1/1/2023                  9,750,000   11,078,828

     IL Coles & Cumberland Counties Unifies
     School District
      Series 2000,
        Insured: FSA                                       (a)     12/1/2012                  3,030,000    2,273,682

     IL Cook County GO
      Forest Preservation District, Series 2004,:
        Insured: AMBAC:                                    5.250  11/15/2021                         --           --
      High School District No. 209, Provisional Township,:
        Series 2004,:
          Insured FSA:                                     1.000   12/1/2015                         --           --
      Refunding, Series 1997 A,:
        Insured: MBIA:                                     5.625  11/15/2022                         --           --

     IL Cook County School District No. 102
      Series 2001,
        Insured: FGIC                                      (a)     12/1/2020                  3,065,000    1,513,282

     IL De Kalb County Community Unified School
     District No. 424
      Series 2001:
        Insured: AMBAC                                     (a)      1/1/2020                  2,575,000    1,340,236
                                                           (a)      1/1/2021                  2,675,000    1,321,397

     IL Development Finance Authority Elgin School
     District No. U46
      Series 2001,
        Insured: FSA                                       (a)      1/1/2016                  2,660,000    1,699,740

     IL Du Page County Community High School
     District No. 99
      Series 1998:
        Insured: FSA                                       (a)     12/1/2010                  2,245,000    1,842,651
                                                           (a)     12/1/2011                  1,280,000    1,003,648

     IL Du Page County GO
      Jail Project, Series 1993,:                          5.600    1/1/2021                         --           --
      School District No. 41, Glen Ellyn,:
        Series 2004,:
          Insured: FSA:                                    5.000    2/1/2017                         --           --

     IL Kane & De Kalb Counties GO
      Community Unit School District Number 302,:
        Insured: FGIC:                                     (a)      2/1/2021                         --           --

     IL Lake & McHenry Counties Community
     Unified School District
      Series 1998:
        Insured: FGIC                                      (a)      2/1/2009                  2,355,000    2,097,104
                                                           (a)      2/1/2010                  2,060,000    1,759,116

     IL Lake County School District No. 56
      Series 1997,
        Insured: FGIC                                      9.000    1/1/2017                 10,440,000   14,718,834

                                                           Columbia Municipal Income
                                                               Fund Acquired Fund    Pro-Forma Adjustments
                                                           ------------------------- ---------------------
     IL Chicago Board of Education
      Series 1998 B-1:
        Insured: FGIC                                             --           --    --          --
                                                                  --           --    --          --
                                                                  --           --    --          --
                                                                  --           --    --          --

      Series 1999 A,
        Insured: FGIC                                             --           --    --          --

     IL Chicago
      Series 1999,
        Insured: FGIC                                             --           --    --          --

     IL Coles & Cumberland Counties Unifies
     School District
      Series 2000,
        Insured: FSA                                              --           --    --          --

     IL Cook County GO
      Forest Preservation District, Series 2004,:
        Insured: AMBAC:                                    2,000,000    2,158,500    --          --
      High School District No. 209, Provisional Township,:
        Series 2004,:
          Insured FSA:                                     1,750,000    1,681,365    --          --
      Refunding, Series 1997 A,:
        Insured: MBIA:                                     5,000,000    5,248,400    --          --

     IL Cook County School District No. 102
      Series 2001,
        Insured: FGIC                                             --           --    --          --

     IL De Kalb County Community Unified School
     District No. 424
      Series 2001:
        Insured: AMBAC                                            --           --    --          --
                                                                  --           --    --          --

     IL Development Finance Authority Elgin School
     District No. U46
      Series 2001,
        Insured: FSA                                              --           --    --          --

     IL Du Page County Community High School
     District No. 99
      Series 1998:
        Insured: FSA                                              --           --    --          --
                                                                  --           --    --          --

     IL Du Page County GO
      Jail Project, Series 1993,:                          2,565,000    2,877,391    --          --
      School District No. 41, Glen Ellyn,:
        Series 2004,:
          Insured: FSA:                                    1,750,000    1,883,403    --          --

     IL Kane & De Kalb Counties GO
      Community Unit School District Number 302,:
        Insured: FGIC:                                     3,165,000    1,548,160    --          --

     IL Lake & McHenry Counties Community
     Unified School District
      Series 1998:
        Insured: FGIC                                             --           --    --          --
                                                                  --           --    --          --

     IL Lake County School District No. 56
      Series 1997,
        Insured: FGIC                                             --           --    --          --

                                                           Columbia Tax-Exempt Fund
                                                              Pro-Forma Combined
                                                           ------------------------
     IL Chicago Board of Education
      Series 1998 B-1:
        Insured: FGIC                                       3,905,000    3,211,433
                                                           13,400,000    9,557,952
                                                            8,000,000    3,768,320
                                                           25,200,000   11,231,136

      Series 1999 A,
        Insured: FGIC                                       5,000,000    4,289,300

     IL Chicago
      Series 1999,
        Insured: FGIC                                       9,750,000   11,078,828

     IL Coles & Cumberland Counties Unifies
     School District
      Series 2000,
        Insured: FSA                                        3,030,000    2,273,682

     IL Cook County GO
      Forest Preservation District, Series 2004,:
        Insured: AMBAC:                                     2,000,000    2,158,500
      High School District No. 209, Provisional Township,:
        Series 2004,:
          Insured FSA:                                      1,750,000    1,681,365
      Refunding, Series 1997 A,:
        Insured: MBIA:                                      5,000,000    5,248,400

     IL Cook County School District No. 102
      Series 2001,
        Insured: FGIC                                       3,065,000    1,513,282

     IL De Kalb County Community Unified School
     District No. 424
      Series 2001:
        Insured: AMBAC                                      2,575,000    1,340,236
                                                            2,675,000    1,321,397

     IL Development Finance Authority Elgin School
     District No. U46
      Series 2001,
        Insured: FSA                                        2,660,000    1,699,740

     IL Du Page County Community High School
     District No. 99
      Series 1998:
        Insured: FSA                                        2,245,000    1,842,651
                                                            1,280,000    1,003,648

     IL Du Page County GO
      Jail Project, Series 1993,:                           2,565,000    2,877,391
      School District No. 41, Glen Ellyn,:
        Series 2004,:
          Insured: FSA:                                     1,750,000    1,883,403

     IL Kane & De Kalb Counties GO
      Community Unit School District Number 302,:
        Insured: FGIC:                                      3,165,000    1,548,160

     IL Lake & McHenry Counties Community
     Unified School District
      Series 1998:
        Insured: FGIC                                       2,355,000    2,097,104
                                                            2,060,000    1,759,116

     IL Lake County School District No. 56
      Series 1997,
        Insured: FGIC                                      10,440,000   14,718,834

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                      Columbia Tax-Exempt Fund
                                                      Rate  Maturity  % of Net Assets     Acquiring Fund
                                                     -----  --------- --------------- ------------------------
     IL McHenry County GO
      Community Unit School District Number 200,:
        Series 1996 A,:
          Insured: FSA:                              5.750   1/1/2013                         --           --

     IL Will County Forest Preservation District
      Series 1999 B,
        Insured: FGIC                                (a)    12/1/2016                  1,000,000      612,320

     IL Will County United School District No. 365
      Series 1999 B,
        Insured: FSA                                 (a)    11/1/2018                  3,370,000    1,864,149

     IN Marion County GO
      Public Library,:
        Series 2002 A,:                              4.700   7/1/2019                         --           --

     KS Johnson County Unified School District No. 2
      Series 2001 B,
        Insured: FGIC                                5.500   9/1/2017                  6,545,000    7,405,406

     KS Wyandotte County
      Series 1998,
        Insured: MBIA                                4.500   9/1/2028                  2,900,000    2,839,129

     LA New Orleans
      Series 1991,
        Insured: AMBAC                               (a)     9/1/2012                  6,250,000    4,546,938

     MI Detroit City School District
      Series 2005 A,
        Insured: FSA                                 5.250   5/1/2030                 10,000,000   11,088,200

     MI Holland School District
      Series 1992,
        Insured: AMBAC                               0.010   5/1/2017                  1,190,000      713,738

     MI Paw Paw Public School District
      Series 1998,
        Insured: FGIC                                5.000   5/1/2025                  1,020,000    1,100,713

     MI Redford Unified School District
      Series 1997,
        Insured: AMBAC                               5.000   5/1/2022                    650,000      700,778

     MI St. John's Public School
      Series 1998,
        Insured: FGIC                                5.100   5/1/2025                  1,790,000    1,957,329

     MN Elk River GO
      Independent School District No. 728,:
        Series 2004 A,:
          Insured: FGIC:                             5.000   2/1/2019                         --           --

     MN Rosemount Independent School
     District No. 196
      Series 1994 B,
        Insured: CGIC                                (a)     6/1/2010                    775,000      654,542

     MO Independence GO
      School District,:
        Series 1991,:                                6.250   3/1/2011                         --           --

     MO Jefferson City GO
      School District, Series 1991 A,:               6.700   3/1/2011                         --           --

                                                     Columbia Municipal Income                         Columbia Tax-Exempt Fund
                                                         Fund Acquired Fund    Pro-Forma Adjustments      Pro-Forma Combined
                                                     ------------------------- ---------------------   ------------------------
     IL McHenry County GO
      Community Unit School District Number 200,:
        Series 1996 A,:
          Insured: FSA:                              1,535,000    1,604,474    --          --           1,535,000    1,604,474

     IL Will County Forest Preservation District
      Series 1999 B,
        Insured: FGIC                                       --           --    --          --           1,000,000      612,320

     IL Will County United School District No. 365
      Series 1999 B,
        Insured: FSA                                        --           --    --          --           3,370,000    1,864,149

     IN Marion County GO
      Public Library,:
        Series 2002 A,:                              2,260,000    2,303,505    --          --           2,260,000    2,303,505

     KS Johnson County Unified School District No. 2
      Series 2001 B,
        Insured: FGIC                                       --           --    --          --           6,545,000    7,405,406

     KS Wyandotte County
      Series 1998,
        Insured: MBIA                                       --           --    --          --           2,900,000    2,839,129

     LA New Orleans
      Series 1991,
        Insured: AMBAC                                      --           --    --          --           6,250,000    4,546,938

     MI Detroit City School District
      Series 2005 A,
        Insured: FSA                                        --           --    --          --          10,000,000   11,088,200

     MI Holland School District
      Series 1992,
        Insured: AMBAC                                      --           --    --          --           1,190,000      713,738

     MI Paw Paw Public School District
      Series 1998,
        Insured: FGIC                                       --           --    --          --           1,020,000    1,100,713

     MI Redford Unified School District
      Series 1997,
        Insured: AMBAC                                      --           --    --          --             650,000      700,778

     MI St. John's Public School
      Series 1998,
        Insured: FGIC                                       --           --    --          --           1,790,000    1,957,329

     MN Elk River GO
      Independent School District No. 728,:
        Series 2004 A,:
          Insured: FGIC:                             1,950,000    2,066,630    --          --           1,950,000    2,066,630

     MN Rosemount Independent School
     District No. 196
      Series 1994 B,
        Insured: CGIC                                       --           --    --          --             775,000      654,542

     MO Independence GO
      School District,:
        Series 1991,:                                1,000,000    1,065,820    --          --           1,000,000    1,065,820

     MO Jefferson City GO
      School District, Series 1991 A,:               1,450,000    1,610,443    --          --           1,450,000    1,610,443

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                   Columbia Tax-Exempt Fund
                                                   Rate  Maturity  % of Net Assets     Acquiring Fund
                                                  -----  --------- --------------- ------------------------
    MO Springfield School District No. R-12
     Series 1991 B,
       Insured: FGIC                              9.500   3/1/2007                   600,000      644,292

    NC New Hanover County GO
     Series 2001,:                                5.000   6/1/2020                        --           --

    NE Omaha Convention Center/Arena
     Series 2004,                                 5.250   4/1/2023                 5,000,000    5,589,050

    OH Adams County Ohio Valley Local
    School District
     Series 1995,
       Insured: MBIA                              7.000  12/1/2015                 3,000,000    3,610,170

    OH Beavercreek Local School District
     Series 1996,
       Insured: FGIC                              6.600  12/1/2015                 2,500,000    2,975,650

    OH Crooksville Exempt Village School District
     Series 1986,                                 7.375  12/1/2007                    25,000       26,553

    OH Cuyahoga County
     Series 1993 A,
       Insured: MBIA                              (a)    10/1/2012                 1,000,000      762,300

    OH Dublin City School District
     Series 1997,
       Insured: MBIA                              (a)    12/1/2011                   900,000      711,954

    OH Eastern Local School District Brown &
    Highland Counties
     Series 1995,
       Insured: FGIC                              6.250  12/1/2017                 1,160,000    1,410,583

    OH Gahanna-Jefferson City School District
     Series 1993,
       Insured: AMBAC                             (a)    12/1/2011                   795,000      629,632

    OH Kings Local School District
     Series 1995,
       Insured: FGIC                              7.500  12/1/2016                 2,110,000    2,629,756

    OH Massillon City School District
     Series 2002:
       Insured: AMBAC                             (a)    12/1/2009                   900,000      775,485
                                                  (a)    12/1/2011                 1,000,000      791,990

    OH Monroe Local School District
     Series 2002,
       Insured: AMBAC                             5.750  12/1/2019                 1,195,000    1,393,740

    OH Pickerington Local School District
     Series 2001:
       Insured: FGIC                              (a)    12/1/2014                 2,000,000    1,357,960
                                                  (a)    12/1/2015                 1,500,000      966,015
                                                  (a)    12/1/2016                 1,340,000      821,393

    OH River Valley Local School District
     School Facilities Construction &
     Improvement, Series 2001,
       Insured: FSA                               5.250  11/1/2023                   500,000      559,575

    OH Tri-County North Local School District
     Series 1986,                                 8.125  12/1/2006                    75,000       77,948

                                                  Columbia Municipal Income                         Columbia Tax-Exempt Fund
                                                      Fund Acquired Fund    Pro-Forma Adjustments      Pro-Forma Combined
                                                  ------------------------- ---------------------   ------------------------
    MO Springfield School District No. R-12
     Series 1991 B,
       Insured: FGIC                                     --           --    --          --            600,000      644,292

    NC New Hanover County GO
     Series 2001,:                                2,500,000    2,640,300    --          --          2,500,000    2,640,300

    NE Omaha Convention Center/Arena
     Series 2004,                                        --           --    --          --          5,000,000    5,589,050

    OH Adams County Ohio Valley Local
    School District
     Series 1995,
       Insured: MBIA                                     --           --    --          --          3,000,000    3,610,170

    OH Beavercreek Local School District
     Series 1996,
       Insured: FGIC                                     --           --    --          --          2,500,000    2,975,650

    OH Crooksville Exempt Village School District
     Series 1986,                                        --           --    --          --             25,000       26,553

    OH Cuyahoga County
     Series 1993 A,
       Insured: MBIA                                     --           --    --          --          1,000,000      762,300

    OH Dublin City School District
     Series 1997,
       Insured: MBIA                                     --           --    --          --            900,000      711,954

    OH Eastern Local School District Brown &
    Highland Counties
     Series 1995,
       Insured: FGIC                                     --           --    --          --          1,160,000    1,410,583

    OH Gahanna-Jefferson City School District
     Series 1993,
       Insured: AMBAC                                    --           --    --          --            795,000      629,632

    OH Kings Local School District
     Series 1995,
       Insured: FGIC                                     --           --    --          --          2,110,000    2,629,756

    OH Massillon City School District
     Series 2002:
       Insured: AMBAC                                    --           --    --          --            900,000      775,485
                                                         --           --    --          --          1,000,000      791,990

    OH Monroe Local School District
     Series 2002,
       Insured: AMBAC                                    --           --    --          --          1,195,000    1,393,740

    OH Pickerington Local School District
     Series 2001:
       Insured: FGIC                                     --           --    --          --          2,000,000    1,357,960
                                                         --           --    --          --          1,500,000      966,015
                                                         --           --    --          --          1,340,000      821,393

    OH River Valley Local School District
     School Facilities Construction &
     Improvement, Series 2001,
       Insured: FSA                                      --           --    --          --            500,000      559,575

    OH Tri-County North Local School District
     Series 1986,                                        --           --    --          --             75,000       77,948

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                         Columbia Tax-Exempt Fund
                                                         Rate  Maturity  % of Net Assets      Acquiring Fund
                                                        -----  --------- --------------- ------------------------
    OH West Chester Township
     Series 2002,
       Insured: AMBAC                                   5.750  12/1/2020                  1,000,000    1,171,110
    OR Linn County Community School District No. 9
     Series 2005,
       Insured: FGIC                                    5.500  6/15/2030                  1,435,000    1,658,587
    OR Washington, Multnomah & Yamhill
    Counties School District
     Series 1998,                                       5.000  11/1/2014                    900,000      974,439
    PA Cornwall-Lebanon School District
     Series 2001,
       Insured: FSA                                     (a)    3/15/2018                  3,020,000    1,728,829
    PA Westmoreland County Municipal Authority
     Series 2000 A,
       Insured: MBIA                                    (a)     6/1/2013                  3,000,000    2,197,410
    SC Darlington County GO
     School District,:
       Insured: FSA:                                    5.000   3/1/2024                         --           --
    TX Brazosport GO
     Independent School District,:
       Series 2003 C,:
         Insured: PSFG:                                 5.000  2/15/2016                         --           --
    TX Dallas County Flood Control District
     Series 2002,                                       7.250   4/1/2032                  7,500,000    7,969,950
    TX Grande Prairie GO Refunding
     Independent School District,:
       Series 2002,:
         Insured: PSFG:                                 5.000  2/15/2022                         --           --
    TX Harris County GO Refunding
     Series 2002,:
       Insured: MBIA:                                   (a)    8/15/2019                         --           --
    TX Hurst Euless Bedford Independent School District
     Series 1998,
       Insured: PSFG                                    4.500  8/15/2025                 16,000,000   15,691,520
    TX Leander GO Refunding
     Independent School District,:
       Series 2002,:
         Insured: PSFG:                                 5.375  8/15/2017                         --           --
    TX McKinney GO
     Independent School District,:
       Series 2001,:
         Insured: PSFG:                                 5.125  2/15/2017                         --           --
    TX North East Independent School District
     Series 1999,
       Insured: PSFG                                    4.500  10/1/2028                  6,000,000    5,808,240
    TX Williamson County GO Refunding
     Series 2004,:
       Insured: MBIA:                                   5.000  2/15/2016                         --           --
    WA Clark County School District No. 37
     Series 2001 C,
       Insured: FGIC                                    (a)    12/1/2020                  6,150,000    3,032,012

                                                        Columbia Municipal Income                         Columbia Tax-Exempt Fund
                                                            Fund Acquired Fund    Pro-Forma Adjustments     Pro-Forma Combined
                                                        ------------------------- ---------------------   ------------------------
    OH West Chester Township
     Series 2002,
       Insured: AMBAC                                          --           --    --          --           1,000,000    1,171,110
    OR Linn County Community School District No. 9
     Series 2005,
       Insured: FGIC                                           --           --    --          --           1,435,000    1,658,587
    OR Washington, Multnomah & Yamhill
    Counties School District
     Series 1998,                                              --           --    --          --             900,000      974,439
    PA Cornwall-Lebanon School District
     Series 2001,
       Insured: FSA                                            --           --    --          --           3,020,000    1,728,829
    PA Westmoreland County Municipal Authority
     Series 2000 A,
       Insured: MBIA                                           --           --    --          --           3,000,000    2,197,410
    SC Darlington County GO
     School District,:
       Insured: FSA:                                    2,100,000    2,202,921    --          --           2,100,000    2,202,921
    TX Brazosport GO
     Independent School District,:
       Series 2003 C,:
         Insured: PSFG:                                 1,150,000    1,216,171    --          --           1,150,000    1,216,171
    TX Dallas County Flood Control District
     Series 2002,                                              --           --    --          --           7,500,000    7,969,950
    TX Grande Prairie GO Refunding
     Independent School District,:
       Series 2002,:
         Insured: PSFG:                                 2,220,000    2,310,199    --          --           2,220,000    2,310,199
    TX Harris County GO Refunding
     Series 2002,:
       Insured: MBIA:                                   8,000,000    4,265,840    --          --           8,000,000    4,265,840
    TX Hurst Euless Bedford Independent School District
     Series 1998,
       Insured: PSFG                                           --           --    --          --          16,000,000   15,691,520
    TX Leander GO Refunding
     Independent School District,:
       Series 2002,:
         Insured: PSFG:                                 1,900,000    2,051,107    --          --           1,900,000    2,051,107
    TX McKinney GO
     Independent School District,:
       Series 2001,:
         Insured: PSFG:                                 4,155,000    4,403,885    --          --           4,155,000    4,403,885
    TX North East Independent School District
     Series 1999,
       Insured: PSFG                                           --           --    --          --           6,000,000    5,808,240
    TX Williamson County GO Refunding
     Series 2004,:
       Insured: MBIA:                                   3,490,000    3,701,843    --          --           3,490,000    3,701,843
    WA Clark County School District No. 37
     Series 2001 C,
       Insured: FGIC                                           --           --    --          --           6,150,000    3,032,012

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                            Columbia Tax-Exempt Fund
                                                          Rate   Maturity   % of Net Assets      Acquiring Fund
                                                         -----  ----------  --------------- ------------------------
    WA King County GO Refunding
     Sewer Revenue,:
       Series 1996 C,:                                   5.250    1/1/2017                         --            --

    WA King & Snohomish Counties School District No. 417
     Series 1998 B:
       Insured: FGIC                                     (a)     6/15/2014                  1,800,000     1,246,968
                                                         (a)     6/15/2016                  3,315,000     2,073,930

    WA Port Seattle GO
     Series 2000 B, AMT,:                                6.000   12/1/2011                         --            --

    WA Skagit County GO Refunding
     School District Number 320,:
       Series 1996,:
         Insured: FGIC:                                  5.500   12/1/2012                         --            --
                                                                                                        -----------
                         Local General Obligations Total                                                259,306,228
                                                                                                        -----------
Special Non-Property Tax                                               6.1%
    CA San Francisco Bay Area Rapid Transit
    District Sales Tax Revenue Refunding
     Series 1990,:
       Insured: AMBAC:                                   6.750    7/1/2011                         --            --

    FL Leon County Capital Improvement
    Revenue Refunding
     Series 2005,:
       Insured: AMBAC:                                   5.000   10/1/2014                         --            --
                                                         5.000   10/1/2015                         --            --

    FL Orange County Tourist Development Tax
    Revenue Refunding
     Series 1998 A,:
       Insured: AMBAC:                                   4.750   10/1/2024                         --            --

    FL Tallahassee Blue Print 2000 Intern
    Government Revenue
     Series 2003,:
       Insured: FSA:                                     5.000   10/1/2013                         --            --

    FL Tampa
     Series 1996,
       Insured: AMBAC                                    (a)      4/1/2021                    900,000       444,051

    FL Tampa Sports Authority
     Tampa Bay Arena Project, Series 1995,
       Insured: MBIA                                     5.750   10/1/2025                  2,500,000     2,958,075

    IL Metropolitan Pier & Exposition Authority
     Series 1996 A:
       Insured: MBIA                                     (a)     6/15/2012                  2,345,000     1,804,548
                                                         (a)    12/15/2012                  8,850,000     6,661,130

    IL Metropolitan Pier & Exposition Authority
    Dedicated State Tax Revenue Refunding
     McCormick Place Expansion Project,:
       Series 2002 B,:
         Insured: MBIA:                                  5.000   6/15/2021                         --            --

    IL Metropolitan Pier & Exposition Authority
    Dedictaed State Tax Revenue
     Capital Appreciation, Unrefunded Balance,:
       Series 1993 A,:
         Insured: FGIC:                                  (a)     6/15/2013                         --            --

                                                         Columbia Municipal Income Fund
                                                                 Acquired Fund          Pro-Forma Adjustments
                                                         ------------------------------ ---------------------
    WA King County GO Refunding
     Sewer Revenue,:
       Series 1996 C,:                                    3,000,000        3,097,440           --         --

    WA King & Snohomish Counties School District No. 417
     Series 1998 B:
       Insured: FGIC                                             --               --           --         --
                                                                 --               --           --         --

    WA Port Seattle GO
     Series 2000 B, AMT,:                                 2,405,000        2,621,931           --         --

    WA Skagit County GO Refunding
     School District Number 320,:
       Series 1996,:
         Insured: FGIC:                                   1,525,000        1,557,727           --         --
                                                                        -------------   ---------  ---------
                         Local General Obligations Total                  80,823,246           --         --
                                                                        -------------   ---------  ---------
Special Non-Property Tax
    CA San Francisco Bay Area Rapid Transit
    District Sales Tax Revenue Refunding
     Series 1990,:
       Insured: AMBAC:                                    2,500,000        2,902,050           --         --

    FL Leon County Capital Improvement
    Revenue Refunding
     Series 2005,:
       Insured: AMBAC:                                    4,440,000        4,812,250           --         --
                                                          5,000,000        5,422,100           --         --

    FL Orange County Tourist Development Tax
    Revenue Refunding
     Series 1998 A,:
       Insured: AMBAC:                                    2,000,000        2,021,540           --         --

    FL Tallahassee Blue Print 2000 Intern
    Government Revenue
     Series 2003,:
       Insured: FSA:                                      1,000,000        1,070,040           --         --

    FL Tampa
     Series 1996,
       Insured: AMBAC                                            --               --           --         --

    FL Tampa Sports Authority
     Tampa Bay Arena Project, Series 1995,
       Insured: MBIA                                             --               --           --         --

    IL Metropolitan Pier & Exposition Authority
     Series 1996 A:
       Insured: MBIA                                             --               --           --         --
                                                                 --               --           --         --

    IL Metropolitan Pier & Exposition Authority
    Dedicated State Tax Revenue Refunding
     McCormick Place Expansion Project,:
       Series 2002 B,:
         Insured: MBIA:                                   3,000,000        3,135,960           --         --

    IL Metropolitan Pier & Exposition Authority
    Dedictaed State Tax Revenue
     Capital Appreciation, Unrefunded Balance,:
       Series 1993 A,:
         Insured: FGIC:                                  11,640,000        8,510,237           --         --

                                                         Columbia Tax-Exempt Fund
                                                           Pro-Forma Combined
                                                         ------------------------
    WA King County GO Refunding
     Sewer Revenue,:
       Series 1996 C,:                                    3,000,000    3,097,440

    WA King & Snohomish Counties School District No. 417
     Series 1998 B:
       Insured: FGIC                                      1,800,000    1,246,968
                                                          3,315,000    2,073,930

    WA Port Seattle GO
     Series 2000 B, AMT,:                                 2,405,000    2,621,931

    WA Skagit County GO Refunding
     School District Number 320,:
       Series 1996,:
         Insured: FGIC:                                   1,525,000    1,557,727
                                                                     -----------
                         Local General Obligations Total             340,129,474
                                                                     -----------
Special Non-Property Tax
    CA San Francisco Bay Area Rapid Transit
    District Sales Tax Revenue Refunding
     Series 1990,:
       Insured: AMBAC:                                    2,500,000    2,902,050

    FL Leon County Capital Improvement
    Revenue Refunding
     Series 2005,:
       Insured: AMBAC:                                    4,440,000    4,812,250
                                                          5,000,000    5,422,100

    FL Orange County Tourist Development Tax
    Revenue Refunding
     Series 1998 A,:
       Insured: AMBAC:                                    2,000,000    2,021,540

    FL Tallahassee Blue Print 2000 Intern
    Government Revenue
     Series 2003,:
       Insured: FSA:                                      1,000,000    1,070,040

    FL Tampa
     Series 1996,
       Insured: AMBAC                                       900,000      444,051

    FL Tampa Sports Authority
     Tampa Bay Arena Project, Series 1995,
       Insured: MBIA                                      2,500,000    2,958,075

    IL Metropolitan Pier & Exposition Authority
     Series 1996 A:
       Insured: MBIA                                      2,345,000    1,804,548
                                                          8,850,000    6,661,130

    IL Metropolitan Pier & Exposition Authority
    Dedicated State Tax Revenue Refunding
     McCormick Place Expansion Project,:
       Series 2002 B,:
         Insured: MBIA:                                   3,000,000    3,135,960

    IL Metropolitan Pier & Exposition Authority
    Dedictaed State Tax Revenue
     Capital Appreciation, Unrefunded Balance,:
       Series 1993 A,:
         Insured: FGIC:                                  11,640,000    8,510,237

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                    Columbia Tax-Exempt Fund
                                                   Rate   Maturity  % of Net Assets    Acquiring Fund
                                                  -----  ---------- --------------- ------------------------
    IL Sales Tax Revenue
     Series 2002,
       Insured: FGIC                              6.000   6/15/2023                  4,000,000    4,798,440

    MA Massachusetts Bay Transportation Authority
     Series 2003 A,                               5.250    7/1/2019                  6,000,000    6,653,580
     Series 2005 A,                               5.000    7/1/2025                  3,000,000    3,255,180

    MI State Comprehensive Transportation
    Revenue Refunding
     Series 1996 A,:
       Insured: MBIA:                             5.250    8/1/2013                         --           --

    MI Trunk Line
     Series 2004,
       Insured: FSA                               5.000   11/1/2019                  2,025,000    2,198,826

    NJ Economic Development Authority
     Cigarette Tax, Series 2004,                  5.500   6/15/2031                    775,000      795,150

    NY Dormitory Authority
     State Personal Income Tax Revenue, Series B,
       Insured: AMBAC                             5.500   3/15/2027                  5,860,000    6,780,137

    NY Local Government Assistance Corp.
     Series 1993 C,                               5.500    4/1/2017                  3,800,000    4,220,052
     Series 1993 E,
       Insured: MBIA                              5.000    4/1/2021                  3,655,000    3,944,220
     Series 2002 E,
       Insured: AMBAC                             5.250    4/1/2016                 15,060,000   16,466,604

    NY New York City Transitional
    Finance Authority
     Series 2002 A,:                              5.500   11/1/2026                         --           --

    NY Sales Tax Asset Receivable
    Corporation Refunding
     Series 2004 A,:
       Insured: AMBAC:                            5.000  10/15/2032                         --           --

    OH Hamilton County Sales Tax Revenue
     Series 2000 B,
       Insured: AMBAC                             (a)     12/1/2020                  2,000,000      997,640

    PR Commonwealth of Puerto Rico Highway
    & Transportation Authority
     Series 1996 Z,
       Insured: FSA                               6.000    7/1/2018                 10,000,000   11,831,500
     Series 2002 E,
       Insured: FSA                               5.500    7/1/2014                 10,000,000   11,196,300
     Series 2003 AA:
       Insured: MBIA                              5.500    7/1/2017                  3,000,000    3,396,030
                                                  5.500    7/1/2019                  4,000,000    4,551,880
                                                  5.500    7/1/2020                  4,000,000    4,562,680
     Series 2005 L,
       Insured: MBIA                              5.250    7/1/2035                  5,000,000    5,592,100

    PR Commonwealth of Puerto Rico
    Infrastructure Financing Authority
     Series 2005 C,
       Insured: AMBAC                             5.500    7/1/2026                  2,000,000    2,307,660

    TX Harris County Houston Sports Authority
     Series 2001 A:
       Insured: MBIA                              (a)    11/15/2014                  3,905,000    2,645,364
                                                  (a)    11/15/2015                  3,975,000    2,555,210
                                                  (a)    11/15/2016                  4,040,000    2,465,693

                                                  Columbia Municipal Income Fund                         Columbia Tax-Exempt Fund
                                                     Acquired Fund               Pro-Forma Adjustments    Pro-Forma Combined
                                                  ------------------------------ ---------------------   ------------------------
    IL Sales Tax Revenue
     Series 2002,
       Insured: FGIC                                     --              --      --          --           4,000,000    4,798,440

    MA Massachusetts Bay Transportation Authority
     Series 2003 A,                                      --              --      --          --           6,000,000    6,653,580
     Series 2005 A,                                      --              --      --          --           3,000,000    3,255,180

    MI State Comprehensive Transportation
    Revenue Refunding
     Series 1996 A,:
       Insured: MBIA:                             3,000,000       3,067,890      --          --           3,000,000    3,067,890

    MI Trunk Line
     Series 2004,
       Insured: FSA                                      --              --      --          --           2,025,000    2,198,826

    NJ Economic Development Authority
     Cigarette Tax, Series 2004,                         --              --      --          --             775,000      795,150

    NY Dormitory Authority
     State Personal Income Tax Revenue, Series B,
       Insured: AMBAC                                    --              --      --          --           5,860,000    6,780,137

    NY Local Government Assistance Corp.
     Series 1993 C,                                      --              --      --          --           3,800,000    4,220,052
     Series 1993 E,
       Insured: MBIA                                     --              --      --          --           3,655,000    3,944,220
     Series 2002 E,
       Insured: AMBAC                                    --              --      --          --          15,060,000   16,466,604

    NY New York City Transitional
    Finance Authority
     Series 2002 A,:                              5,000,000       5,424,550      --          --           5,000,000    5,424,550

    NY Sales Tax Asset Receivable
    Corporation Refunding
     Series 2004 A,:
       Insured: AMBAC:                            3,950,000       4,095,913      --          --           3,950,000    4,095,913

    OH Hamilton County Sales Tax Revenue
     Series 2000 B,
       Insured: AMBAC                                    --              --      --          --           2,000,000      997,640

    PR Commonwealth of Puerto Rico Highway
    & Transportation Authority
     Series 1996 Z,
       Insured: FSA                                      --              --      --          --          10,000,000   11,831,500
     Series 2002 E,
       Insured: FSA                                      --              --      --          --          10,000,000   11,196,300
     Series 2003 AA:
       Insured: MBIA                                     --              --      --          --           3,000,000    3,396,030
                                                         --              --      --          --           4,000,000    4,551,880
                                                         --              --      --          --           4,000,000    4,562,680
     Series 2005 L,
       Insured: MBIA                                     --              --      --          --           5,000,000    5,592,100

    PR Commonwealth of Puerto Rico
    Infrastructure Financing Authority
     Series 2005 C,
       Insured: AMBAC                                    --              --      --          --           2,000,000    2,307,660

    TX Harris County Houston Sports Authority
     Series 2001 A:
       Insured: MBIA                                     --              --      --          --           3,905,000    2,645,364
                                                         --              --      --          --           3,975,000    2,555,210
                                                         --              --      --          --           4,040,000    2,465,693

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                        Columbia Tax-Exempt Fund
                                                        Rate  Maturity  % of Net Assets    Acquiring Fund
                                                       -----  --------- --------------- ------------------------
    WA Central Puget Sound Regional
    Transportation Authority
     Series 1998,
       Insured: FGIC                                   5.250   2/1/2021                 1,500,000     1,652,205
                                                                                                    -----------
                        Special Non-Property Tax Total                                              114,734,254
                                                                                                    -----------
Special Property Tax                                                          0.6%
    CA Huntington Beach Community
    Facilities District
     Grand Coast Resort, Series 2001-1,                6.450   9/1/2031                 1,850,000     1,919,246

    CA Santa Margarita Water District
     Series 1999,                                      6.250   9/1/2029                 4,950,000     5,235,269

    FL Double Branch Community
    Development District
     Special Assessment, Series 2002 A,                6.700   5/1/2034                 1,385,000     1,488,072

    FL Heritage Palms Community
    Development District
     Series 1999 A,                                    6.750   5/1/2021                   100,000       102,377

    FL Lexington Oaks Community
    Development District
     Series 1998 A,                                    6.125   5/1/2019                   515,000       520,789

    FL Maple Ridge Community
    Development District
     Series 2000,                                      7.150   5/1/2031                   190,000       204,051

    FL Orlando
    Conroy Road Interchange Project, Series 1998 A,    5.800   5/1/2026                   300,000       304,821

    FL Stoneybrook Community
    Development District
     Series 1998 A,                                    6.100   5/1/2019                   225,000       227,572
     Series 1998 B,                                    5.700   5/1/2008                    85,000        85,392

    FL Village Center Community
    Development District
     Series 1998 A,
       Insured: MBIA                                   5.500  11/1/2012                   750,000       830,423

    FL Westchester Community Development
    District No. 1
    Special Assessment, Series 2003,                   6.000   5/1/2023                 2,560,000     2,659,994

    IL Sports Facilities Authority
     Series 2000,
       Insured: AMBAC                                  (a)    6/15/2018                 4,000,000     2,261,240
                                                                                                    -----------
                            Special Property Tax Total                                               15,839,243
                                                                                                    -----------
State Appropriated                                                            5.6%
    KY Turnpike Authority
     Series 1992,
       Insured: FGIC                                   (a)     1/1/2010                 7,500,000     6,430,725

    MI Environmental Protection Program GO
     Series 1992,:                                     6.250  11/1/2012                        --            --

    NJ Economic Development Authority
     Revenue Refunding School Facilities Construction,
       Series 2005 N-1,
         Insured: FGIC                                 5.500   9/1/2027                 5,000,000     5,772,300

                                                       Columbia Municipal Income                       Columbia Tax-Exempt Fund
                                                         Fund Acquired Fund      Pro-Forma Adjustments  Pro-Forma Combined
                                                       ------------------------- --------------------- ------------------------
    WA Central Puget Sound Regional
    Transportation Authority
     Series 1998,
       Insured: FGIC                                          --             --      --         --     1,500,000     1,652,205
                                                                   ------------    ------     ------               -----------
                        Special Non-Property Tax Total               40,462,529      --         --                 155,196,784
                                                                   ------------    ------     ------               -----------
Special Property Tax
    CA Huntington Beach Community
    Facilities District
     Grand Coast Resort, Series 2001-1,                       --             --      --         --     1,850,000     1,919,246

    CA Santa Margarita Water District
     Series 1999,                                             --             --      --         --     4,950,000     5,235,269

    FL Double Branch Community
    Development District
     Special Assessment, Series 2002 A,                       --             --      --         --     1,385,000     1,488,072

    FL Heritage Palms Community
    Development District
     Series 1999 A,                                           --             --      --         --       100,000       102,377

    FL Lexington Oaks Community
    Development District
     Series 1998 A,                                           --             --      --         --       515,000       520,789

    FL Maple Ridge Community
    Development District
     Series 2000,                                             --             --      --         --       190,000       204,051

    FL Orlando
    Conroy Road Interchange Project, Series 1998 A,           --             --      --         --       300,000       304,821

    FL Stoneybrook Community
    Development District
     Series 1998 A,                                           --             --      --         --       225,000       227,572
     Series 1998 B,                                           --             --      --         --        85,000        85,392

    FL Village Center Community
    Development District
     Series 1998 A,
       Insured: MBIA                                          --             --      --         --       750,000       830,423

    FL Westchester Community Development
    District No. 1
    Special Assessment, Series 2003,                          --             --      --         --     2,560,000     2,659,994

    IL Sports Facilities Authority
     Series 2000,
       Insured: AMBAC                                         --             --      --         --     4,000,000     2,261,240
                                                                   ------------    ------     ------               -----------
                            Special Property Tax Total                       --      --         --                  15,839,243
                                                                   ------------    ------     ------               -----------
State Appropriated
    KY Turnpike Authority
     Series 1992,
       Insured: FGIC                                          --             --      --         --     7,500,000     6,430,725

    MI Environmental Protection Program GO
     Series 1992,:                                     5,435,000      6,133,289      --         --     5,435,000     6,133,289

    NJ Economic Development Authority
     Revenue Refunding School Facilities Construction,
       Series 2005 N-1,
         Insured: FGIC                                        --             --      --         --     5,000,000     5,772,300

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                   Columbia Tax-Exempt Fund
                                                   Rate  Maturity  % of Net Assets     Acquiring Fund
                                                  -----  --------- --------------- ------------------------
    NJ Transportation Trust Fund Authority
     Series 1995 B,
       Insured: MBIA                              7.000  6/15/2012                 16,865,000   19,924,986
     Series 1999 A:                               5.750  6/15/2018                  5,000,000    5,707,500
                                                  5.750  6/15/2020                  4,150,000    4,780,883

    NY Dormitory Authority
     Series 1993 A,
       Insured: CGIC                              6.000   7/1/2020                  6,140,000    7,306,354
     City University, Series 1993 A,              6.000   7/1/2020                 13,350,000   15,662,487
       Insured: FSA                               5.500  5/15/2019                  2,350,000    2,656,417
     State University Facilities, Series 1993 A,
       Insured: FGIC                              5.875  5/15/2017                 28,240,000   32,548,294
     State University of New York, Series 1990 A, 7.500  5/15/2013                  8,000,000    9,817,920

    NY Metropolitan Transportation Authority
     New York Service Contract, Series 2002,
       Insured: FGIC                              5.500   7/1/2017                  5,000,000    5,610,100

    PR Commonwealth of Puerto Rico Public
    Finance Corp.
     Series 1998 A,
       Insured: AMBAC                             5.375   6/1/2017                  5,000,000    5,599,500
     Series 2002 E,                               6.000   8/1/2026                  2,470,000    2,895,087

    UT Building Ownership Authority
     Facilities Master Lease, Series 1998 C,
       Insured: FSA                               5.500  5/15/2019                  3,450,000    3,896,051

    VA Port Authority Port Facility Revenue
     Series 2003, AMT,:
       Insured: MBIA:                             5.250   7/1/2016                         --           --

    WA State
     Series 2000 S-5,
       Insured: FGIC                              (a)     1/1/2019                  5,000,000    2,739,850

    WV Building Commission
     Series 1998 A,
       Insured: AMBAC                             5.375   7/1/2021                  3,215,000    3,573,473
                                                                                               -----------
                         State Appropriated Total                                              134,921,926
                                                                                               -----------
State General Obligations                                                5.6%
    CA State
     Series 2002:
       Insured: AMBAC                             6.000   4/1/2016                  3,000,000    3,492,630
                                                  6.000   4/1/2018                  3,000,000    3,537,810
     Series 2003,                                 5.250   2/1/2023                  5,000,000    5,463,750
     Series 2004,                                 5.000   2/1/2022                  2,000,000    2,078,700

    FL State Board of Education
     Capital Outlay GO, Unrefunded Balance,
     Series 1985,:                                9.125   6/1/2014                         --           --

    FL State Transportation Department GO
     Series 2002,:                                5.000   7/1/2023                         --           --

    GA State GO Refunding
     Series 2004 C,:                              5.500   7/1/2016                         --           --

    GA State GO
     Series 1992 B,:                              6.250   3/1/2011                         --           --

    IL State
     Series 2001,
     Insured: FGIC                                6.000  11/1/2026                  3,000,000    3,656,520

                                                  Columbia Municipal Income                       Columbia Tax-Exempt Fund
                                                   Fund Acquired Fund       Pro-Forma Adjustments   Pro-Forma Combined
                                                  ------------------------- --------------------- ------------------------
    NJ Transportation Trust Fund Authority
     Series 1995 B,
       Insured: MBIA                                     --            --       --         --     16,865,000   19,924,986
     Series 1999 A:                                      --            --       --         --      5,000,000    5,707,500
                                                         --            --       --         --      4,150,000    4,780,883

    NY Dormitory Authority
     Series 1993 A,
       Insured: CGIC                                     --            --       --         --      6,140,000    7,306,354
     City University, Series 1993 A,                     --            --       --         --     13,350,000   15,662,487
       Insured: FSA                                      --            --       --         --      2,350,000    2,656,417
     State University Facilities, Series 1993 A,
       Insured: FGIC                                     --            --       --         --     28,240,000   32,548,294
     State University of New York, Series 1990 A,        --            --       --         --      8,000,000    9,817,920

    NY Metropolitan Transportation Authority
     New York Service Contract, Series 2002,
       Insured: FGIC                                     --            --       --         --      5,000,000    5,610,100

    PR Commonwealth of Puerto Rico Public
    Finance Corp.
     Series 1998 A,
       Insured: AMBAC                                    --            --       --         --      5,000,000    5,599,500
     Series 2002 E,                                      --            --       --         --      2,470,000    2,895,087

    UT Building Ownership Authority
     Facilities Master Lease, Series 1998 C,
       Insured: FSA                                      --            --       --         --      3,450,000    3,896,051

    VA Port Authority Port Facility Revenue
     Series 2003, AMT,:
       Insured: MBIA:                             1,505,000     1,611,599       --         --      1,505,000    1,611,599

    WA State
     Series 2000 S-5,
       Insured: FGIC                                     --            --       --         --      5,000,000    2,739,850

    WV Building Commission
     Series 1998 A,
       Insured: AMBAC                                    --            --       --         --      3,215,000    3,573,473
                                                               -----------    ------     ------               -----------
                         State Appropriated Total               7,744,888       --         --                 142,666,814
                                                               -----------    ------     ------               -----------
State General Obligations
    CA State
     Series 2002:
       Insured: AMBAC                                    --            --       --         --      3,000,000    3,492,630
                                                         --            --       --         --      3,000,000    3,537,810
     Series 2003,                                        --            --       --         --      5,000,000    5,463,750
     Series 2004,                                        --            --       --         --      2,000,000    2,078,700

    FL State Board of Education
     Capital Outlay GO, Unrefunded Balance,
     Series 1985,:                                1,735,000     2,217,903       --         --      1,735,000    2,217,903

    FL State Transportation Department GO
     Series 2002,:                                4,425,000     4,642,135       --         --      4,425,000    4,642,135

    GA State GO Refunding
     Series 2004 C,:                              2,000,000     2,225,340       --         --      2,000,000    2,225,340

    GA State GO
     Series 1992 B,:                              3,000,000     3,390,990       --         --      3,000,000    3,390,990

    IL State
     Series 2001,
     Insured: FGIC                                       --            --       --         --      3,000,000    3,656,520

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                       Columbia Tax-Exempt Fund
                                                       Rate  Maturity  % of Net Assets    Acquiring Fund
                                                      -----  --------- --------------- ------------------------
  IL State GO
   Series 2004 A,:                                    5.000   3/1/2034                         --           --

  MA Massachusetts Bay Transportation
  Authority
   Series 1992 B,
     Insured: MBIA                                    6.200   3/1/2016                  3,825,000    4,426,252
   Series 1994 A:
     Insured: FSA                                     7.000   3/1/2014                  3,150,000    3,753,855
                                                      7.000   3/1/2019                  2,500,000    3,125,400

  NJ State
   Series 2001 H,
     Insured: MBIA                                    5.250   7/1/2016                 10,000,000   11,015,400

  MA State GO
   Series 2004 A,:                                    5.250   8/1/2020                         --           --

  NJ Washington Township Board of
  Education Mercer County
   Series 2005,
     Insured: FSA                                     5.250   1/1/2027                  1,410,000    1,575,605

  NV State
   Series 1992 A,                                     6.800   7/1/2012                     60,000       60,178

  OR State
   Series 1980:                                       7.250   1/1/2007                    100,000      104,162
                                                      8.250   1/1/2007                    200,000      210,402
                                                      9.200   4/1/2008                    180,000      203,110
   Series 1997 76A,                                   5.550   4/1/2009                     35,000       35,168

  PR Commonwealth of Puerto Rico
   Aqueducts & Sewer Authority, Series 2001,
     Insured: FSA                                     5.500   7/1/2017                 13,130,000   14,863,291
   Highway & Transportation Authority, Series 1998 A:
     Insured: AMBAC                                   5.500   7/1/2012                    300,000      332,037
                                                      5.500   7/1/2014                    310,000      347,085
   Public Finance Corp., Series 1998 A,
     Insured: AMBAC                                   5.125   6/1/2024                  3,000,000    3,285,390
   Public Import, Series 2001 A,
     Insured: MBIA                                    5.500   7/1/2021                  4,500,000    5,130,630
   Public Improvement, Series 2001 A,
     Insured: MBIA                                    5.500   7/1/2016                  4,230,000    4,769,198
   Series 1996,
     Insured: AMBAC                                   6.500   7/1/2015                  2,650,000    3,189,514
   Series 2002 A,
     Insured: FGIC                                    5.500   7/1/2019                  7,000,000    7,965,790
   Series 2004 A,                                     5.250   7/1/2021                  3,000,000    3,132,570

  PR Public Buildings Authority Revenue
   Guaranteed, Government Facilities,
   Series 2002 F,:                                    5.250   7/1/2020                         --           --

  SC State School Facilities GO
   Series 2001 A,:                                    3.500   1/1/2016                         --           --

  TX Public Finance Authority
   Series 1997,                                       (a)    10/1/2013                  4,000,000    2,887,400

  TX State GO
   Series 1996,:                                      5.500   8/1/2015                         --           --

  WA State GO
   Series 1990 A,:                                    6.750   2/1/2015                         --           --
   Series 2000 A,:                                    5.625   7/1/2021                         --           --
   Unrefunded Balance, Series 1992-93 A,:             5.750  10/1/2012                         --           --

                                                      Columbia Municipal Income Fund
                                                          Acquired Fund              Pro-Forma Adjustments
                                                      ------------------------------ ---------------------
  IL State GO
   Series 2004 A,:                                     3,000,000       3,073,140     --          --

  MA Massachusetts Bay Transportation
  Authority
   Series 1992 B,
     Insured: MBIA                                            --              --     --          --
   Series 1994 A:
     Insured: FSA                                             --              --     --          --
                                                              --              --     --          --

  NJ State
   Series 2001 H,
     Insured: MBIA                                            --              --     --          --

  MA State GO
   Series 2004 A,:                                     3,650,000       4,045,186     --          --

  NJ Washington Township Board of
  Education Mercer County
   Series 2005,
     Insured: FSA                                             --              --     --          --

  NV State
   Series 1992 A,                                             --              --     --          --

  OR State
   Series 1980:                                               --              --     --          --
                                                              --              --     --          --
                                                              --              --     --          --
   Series 1997 76A,                                           --              --     --          --

  PR Commonwealth of Puerto Rico
   Aqueducts & Sewer Authority, Series 2001,
     Insured: FSA                                             --              --     --          --
   Highway & Transportation Authority, Series 1998 A:
     Insured: AMBAC                                           --              --     --          --
                                                              --              --     --          --
   Public Finance Corp., Series 1998 A,
     Insured: AMBAC                                           --              --     --          --
   Public Import, Series 2001 A,
     Insured: MBIA                                            --              --     --          --
   Public Improvement, Series 2001 A,
     Insured: MBIA                                            --              --     --          --
   Series 1996,
     Insured: AMBAC                                           --              --     --          --
   Series 2002 A,
     Insured: FGIC                                            --              --     --          --
   Series 2004 A,                                             --              --     --          --

  PR Public Buildings Authority Revenue
   Guaranteed, Government Facilities,
   Series 2002 F,:                                     2,000,000       2,170,260     --          --

  SC State School Facilities GO
   Series 2001 A,:                                     1,000,000         949,230     --          --

  TX Public Finance Authority
   Series 1997,                                               --              --     --          --

  TX State GO
   Series 1996,:                                       1,000,000       1,014,480     --          --

  WA State GO
   Series 1990 A,:                                    12,700,000      14,799,183     --          --
   Series 2000 A,:                                    10,000,000      10,767,700     --          --
   Unrefunded Balance, Series 1992-93 A,:              2,955,000       3,244,324     --          --

                                                      Columbia Tax-Exempt Fund
                                                       Pro-Forma Combined
                                                      ------------------------
  IL State GO
   Series 2004 A,:                                     3,000,000    3,073,140

  MA Massachusetts Bay Transportation
  Authority
   Series 1992 B,
     Insured: MBIA                                     3,825,000    4,426,252
   Series 1994 A:
     Insured: FSA                                      3,150,000    3,753,855
                                                       2,500,000    3,125,400

  NJ State
   Series 2001 H,
     Insured: MBIA                                    10,000,000   11,015,400

  MA State GO
   Series 2004 A,:                                     3,650,000    4,045,186

  NJ Washington Township Board of
  Education Mercer County
   Series 2005,
     Insured: FSA                                      1,410,000    1,575,605

  NV State
   Series 1992 A,                                         60,000       60,178

  OR State
   Series 1980:                                          100,000      104,162
                                                         200,000      210,402
                                                         180,000      203,110
   Series 1997 76A,                                       35,000       35,168

  PR Commonwealth of Puerto Rico
   Aqueducts & Sewer Authority, Series 2001,
     Insured: FSA                                     13,130,000   14,863,291
   Highway & Transportation Authority, Series 1998 A:
     Insured: AMBAC                                      300,000      332,037
                                                         310,000      347,085
   Public Finance Corp., Series 1998 A,
     Insured: AMBAC                                    3,000,000    3,285,390
   Public Import, Series 2001 A,
     Insured: MBIA                                     4,500,000    5,130,630
   Public Improvement, Series 2001 A,
     Insured: MBIA                                     4,230,000    4,769,198
   Series 1996,
     Insured: AMBAC                                    2,650,000    3,189,514
   Series 2002 A,
     Insured: FGIC                                     7,000,000    7,965,790
   Series 2004 A,                                      3,000,000    3,132,570

  PR Public Buildings Authority Revenue
   Guaranteed, Government Facilities,
   Series 2002 F,:                                     2,000,000    2,170,260

  SC State School Facilities GO
   Series 2001 A,:                                     1,000,000      949,230

  TX Public Finance Authority
   Series 1997,                                        4,000,000    2,887,400

  TX State GO
   Series 1996,:                                       1,000,000    1,014,480

  WA State GO
   Series 1990 A,:                                    12,700,000   14,799,183
   Series 2000 A,:                                    10,000,000   10,767,700
   Unrefunded Balance, Series 1992-93 A,:              2,955,000    3,244,324

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                                      Columbia Tax-Exempt Fund
                                                              Rate      Maturity      % of Net Assets    Acquiring Fund
                                                              ----- -----------       --------------- ------------------------
    WI State GO Refunding
     Series 1993-1,:                                          5.800   11/1/2008                              --            --
                                                                                                                  -----------
                              State General Obligations Total                                                      88,641,847
                                                                                                                  -----------
                                             TAX-BACKED TOTAL                                                     653,475,798
TRANSPORTATION                                                              8.5%
Air Transportation                                                          1.4%
    AK State International Airport Revenue
     Series 2002 B,:
       Insured: AMBAC:                                        5.500   10/1/2011                              --            --

    IL Chicago O'Hare International Airport
     United Air Lines, Inc., Series 1999 A,                   5.350   9/1/2016 (e)(h)                 4,100,000       554,033

    IN Indianapolis Airport Authority
     FedEx Corp., Series 2004, AMT,                           5.100   1/15/2017                       3,000,000     3,100,260
     United Airlines, Inc., Series 1995 A, AMT,               6.500 11/15/2031 (e)                    1,360,000       163,254

    MN Minneapolis & St. Paul Metropolitan
    Airports Commission
     Northwest Airlines, Inc., Series 2001 A, AMT,            7.000   4/1/2025 (i)                    7,750,000     4,866,303

    NC Charlotte/Douglas International Airport
    US Airways, Inc.:
     Series 1998, AMT,                                        5.600    7/1/2027                       4,300,000     2,868,659
     Series 2000, AMT,                                        7.750    2/1/2028                       6,750,000     5,924,813

    NJ Economic Development Authority
     Continental Airlines, Inc., Series 1999, AMT:            6.250   9/15/2019                       1,300,000     1,124,292
                                                              6.250   9/15/2029                       2,000,000     1,652,020
                                                              6.400   9/15/2023                       4,000,000     3,438,480

    OH Dayton Special Facilities
     Air Freight Corporation,:
       Series 1996 D, AMT,:                                   6.200   10/1/2009                              --            --

    TN Memphis Shelby County Airport Authority
     FedEx Corp., Series 2002,                                5.050    9/1/2012                         500,000       523,835

    TX Dallas-Fort Worth International Airport
     Series 2000, AMT,                                        8.500    5/1/2029                       4,000,000     3,915,960
                                                                                                                  -----------
                                     Air Transportation Total                                                      28,131,908
                                                                                                                  -----------
Airports                                                                                    1.7%
    FL Miami-Dade County Aviation Revenue
     Miami International Airport,:
       Series 2002, AMT,:
         Insured: FGIC:                                       5.750   10/1/2020                              --            --
    IL Chicago O'Hare International Airport Revenue Refunding
     Second Lien, Series 1993 C,:
       Insured: MBIA:                                         5.000    1/1/2018                              --            --
     Second Lien, Series 1999, AMT:
       Insured: AMBAC:                                        5.500    1/1/2010                              --            --
     Senior Lien, Series 1993 A,:                             5.000    1/1/2016                              --            --

    MA Port Authority
     Series 1999, IFRN, AMT,
       Insured: FGIC                                          8.795   7/1/2029 (b)(c)                 2,500,000     2,952,750
     Series 1999, IFRN,
       Insured: FGIC                                          8.304   7/1/2029 (b)(c)                 2,500,000     2,873,825

                                                              Columbia Municipal Income Fund
                                                                  Acquired Fund              Pro-Forma Adjustments
                                                              ------------------------------ ---------------------
    WI State GO Refunding
     Series 1993-1,:                                          1,000,000        1,065,070         --         --
                                                                              ------------     ------     ------
                              State General Obligations Total                 53,604,940         --         --
                                                                              ------------     ------     ------
                                             TAX-BACKED TOTAL                182,635,603         --         --
TRANSPORTATION
Air Transportation
    AK State International Airport Revenue
     Series 2002 B,:
       Insured: AMBAC:                                        1,250,000        1,364,663         --         --

    IL Chicago O'Hare International Airport
     United Air Lines, Inc., Series 1999 A,                          --               --         --         --

    IN Indianapolis Airport Authority
     FedEx Corp., Series 2004, AMT,                           1,000,000        1,033,420         --         --
     United Airlines, Inc., Series 1995 A, AMT,                      --               --         --         --

    MN Minneapolis & St. Paul Metropolitan
    Airports Commission
     Northwest Airlines, Inc., Series 2001 A, AMT,                   --               --         --         --

    NC Charlotte/Douglas International Airport
    US Airways, Inc.:
     Series 1998, AMT,                                               --               --         --         --
     Series 2000, AMT,                                               --               --         --         --

    NJ Economic Development Authority
     Continental Airlines, Inc., Series 1999, AMT:                   --               --         --         --
                                                                     --               --         --         --
                                                                     --               --         --         --

    OH Dayton Special Facilities
     Air Freight Corporation,:
       Series 1996 D, AMT,:                                   5,250,000        5,686,538         --         --

    TN Memphis Shelby County Airport Authority
     FedEx Corp., Series 2002,                                       --               --         --         --

    TX Dallas-Fort Worth International Airport
     Series 2000, AMT,                                               --               --         --         --
                                                                              ------------     ------     ------
                                     Air Transportation Total                  8,084,620         --         --
                                                                              ------------     ------     ------
Airports
    FL Miami-Dade County Aviation Revenue
     Miami International Airport,:
       Series 2002, AMT,:
         Insured: FGIC:                                       2,095,000        2,266,706         --         --
    IL Chicago O'Hare International Airport Revenue Refunding
     Second Lien, Series 1993 C,:
       Insured: MBIA:                                         3,000,000        3,004,350         --         --
     Second Lien, Series 1999, AMT:
       Insured: AMBAC:                                        7,000,000        7,424,480         --         --
     Senior Lien, Series 1993 A,:                             2,640,000        2,640,792         --         --

    MA Port Authority
     Series 1999, IFRN, AMT,
       Insured: FGIC                                                 --               --         --         --
     Series 1999, IFRN,
       Insured: FGIC                                                 --               --         --         --

                                                              Columbia Tax-Exempt Fund
                                                               Pro-Forma Combined
                                                              ------------------------
    WI State GO Refunding
     Series 1993-1,:                                          1,000,000     1,065,070
                                                                          -----------
                              State General Obligations Total             142,246,787
                                                                          -----------
                                             TAX-BACKED TOTAL             836,111,401
TRANSPORTATION
Air Transportation
    AK State International Airport Revenue
     Series 2002 B,:
       Insured: AMBAC:                                        1,250,000     1,364,663

    IL Chicago O'Hare International Airport
     United Air Lines, Inc., Series 1999 A,                   4,100,000       554,033

    IN Indianapolis Airport Authority
     FedEx Corp., Series 2004, AMT,                           4,000,000     4,133,680
     United Airlines, Inc., Series 1995 A, AMT,               1,360,000       163,254

    MN Minneapolis & St. Paul Metropolitan
    Airports Commission
     Northwest Airlines, Inc., Series 2001 A, AMT,            7,750,000     4,866,303

    NC Charlotte/Douglas International Airport
    US Airways, Inc.:
     Series 1998, AMT,                                        4,300,000     2,868,659
     Series 2000, AMT,                                        6,750,000     5,924,813

    NJ Economic Development Authority
     Continental Airlines, Inc., Series 1999, AMT:            1,300,000     1,124,292
                                                              2,000,000     1,652,020
                                                              4,000,000     3,438,480

    OH Dayton Special Facilities
     Air Freight Corporation,:
       Series 1996 D, AMT,:                                   5,250,000     5,686,538

    TN Memphis Shelby County Airport Authority
     FedEx Corp., Series 2002,                                  500,000       523,835

    TX Dallas-Fort Worth International Airport
     Series 2000, AMT,                                        4,000,000     3,915,960
                                                                          -----------
                                     Air Transportation Total              36,216,528
                                                                          -----------
Airports
    FL Miami-Dade County Aviation Revenue
     Miami International Airport,:
       Series 2002, AMT,:
         Insured: FGIC:                                       2,095,000     2,266,706
    IL Chicago O'Hare International Airport Revenue Refunding
     Second Lien, Series 1993 C,:
       Insured: MBIA:                                         3,000,000     3,004,350
     Second Lien, Series 1999, AMT:
       Insured: AMBAC:                                        7,000,000     7,424,480
     Senior Lien, Series 1993 A,:                             2,640,000     2,640,792

    MA Port Authority
     Series 1999, IFRN, AMT,
       Insured: FGIC                                          2,500,000     2,952,750
     Series 1999, IFRN,
       Insured: FGIC                                          2,500,000     2,873,825

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                                 Columbia Tax-Exempt Fund
                                                           Rate     Maturity     % of Net Assets    Acquiring Fund
                                                          -----  ---------       --------------- ------------------------
                MO St. Louis Airport
                 Lambert-St. Louis International Airport,
                 Series 2005,
                   Insured: MBIA                          5.500   7/1/2027                        4,000,000    4,554,560

                NC Charlotte
                 Series 1999, AMT,
                   Insured: MBIA                          8.800  6/15/2022(b)(c)                  2,000,000    2,317,260

                NV Clark County Passenger Facility
                Revenue Refunding
                 Series 2002, AMT,:
                   Insured: MBIA:                         5.250   7/1/2011                               --           --

                OK Tulsa Airport Improvement Trust
                General Revenue
                 Tulsa International Airport,:
                   Series 2004 A, AMT,:
                     Insured: FGIC:                       5.000   6/1/2010                               --           --

                TX Dallas-Fort Worth International
                Airport Revenue
                 Series 2003 A, AMT,:
                   Insured: AMBAC:                        5.500  11/1/2015                               --           --

                TX Houston Airport System Revenue
                 Series 1998 B, AMT,:
                   Insured: FGIC:                         5.000   7/1/2016                               --           --

                WA Port Seattle Revenue
                 Series 1999 B, AMT,:
                   Insured: FGIC:                         5.500   9/1/2013                               --           --
                                                                                                              ----------
                                           Airports Total                                                     12,698,395
                                                                                                              ----------
Toll Facilities                                                                        4.5%
                CA San Joaquin Hills Transportation
                Corridor Agency
                 Series 1997 A,
                   Insured: MBIA                          (a)    1/15/2014                       14,450,000   10,257,044

                CO E-470 Public Highway Authority
                 Series 1997 B:
                   Insured: MBIA                          (a)     9/1/2011                       17,685,000   14,033,401
                                                          (a)     9/1/2022                        6,515,000    2,901,064

                 Series 2000 B,
                   Insured: MBIA                          (a)     9/1/2018                       18,600,000   10,323,744

                KY Turnpike Authority
                 Series 1993,
                   Insured: AMBAC                         5.000   7/1/2025                        2,000,000    2,091,360

                MA Turnpike Authority
                 Series 1997 A,
                   Insured: MBIA                          (a)     1/1/2024                        7,000,000    2,950,640
                 Series 1997 C:
                   Insured: MBIA                          (a)     1/1/2018                        4,700,000    2,725,436
                                                          0.010   1/1/2020                       17,000,000    8,877,400

                NJ Turnpike Authority
                 Series 1991 C:
                   Insured: FSA                           6.500   1/1/2016                        8,500,000    9,914,060
                   Insured: MBIA                          6.500   1/1/2016                        2,840,000    3,312,462
                 Series 2005,
                   Insured: FSA                           5.250   1/1/2030                        2,000,000    2,231,740

                                                          Columbia Municipal Income Fund
                                                              Acquired Fund              Pro-Forma Adjustments
                                                          ------------------------------ ---------------------
                MO St. Louis Airport
                 Lambert-St. Louis International Airport,
                 Series 2005,
                   Insured: MBIA                                 --               --         --         --

                NC Charlotte
                 Series 1999, AMT,
                   Insured: MBIA                                 --               --         --         --

                NV Clark County Passenger Facility
                Revenue Refunding
                 Series 2002, AMT,:
                   Insured: MBIA:                         1,960,000        2,082,500         --         --

                OK Tulsa Airport Improvement Trust
                General Revenue
                 Tulsa International Airport,:
                   Series 2004 A, AMT,:
                     Insured: FGIC:                       1,220,000        1,276,315         --         --

                TX Dallas-Fort Worth International
                Airport Revenue
                 Series 2003 A, AMT,:
                   Insured: AMBAC:                        3,210,000        3,450,493         --         --

                TX Houston Airport System Revenue
                 Series 1998 B, AMT,:
                   Insured: FGIC:                         5,000,000        5,090,050         --         --

                WA Port Seattle Revenue
                 Series 1999 B, AMT,:
                   Insured: FGIC:                         3,885,000        4,162,506         --         --
                                                                          ------------     ------     ------
                                           Airports Total                 31,398,192         --         --
                                                                          ------------     ------     ------
Toll Facilities
                CA San Joaquin Hills Transportation
                Corridor Agency
                 Series 1997 A,
                   Insured: MBIA                                 --               --         --         --

                CO E-470 Public Highway Authority
                 Series 1997 B:
                   Insured: MBIA                                 --               --         --         --
                                                                 --               --         --         --

                 Series 2000 B,
                   Insured: MBIA                                 --               --         --         --

                KY Turnpike Authority
                 Series 1993,
                   Insured: AMBAC                                --               --         --         --

                MA Turnpike Authority
                 Series 1997 A,
                   Insured: MBIA                                 --               --         --         --
                 Series 1997 C:
                   Insured: MBIA                                 --               --         --         --
                                                                 --               --         --         --

                NJ Turnpike Authority
                 Series 1991 C:
                   Insured: FSA                                  --               --         --         --
                   Insured: MBIA                                 --               --         --         --
                 Series 2005,
                   Insured: FSA                                  --               --         --         --

                                                          Columbia Tax-Exempt Fund
                                                            Pro-Forma Combined
                                                          -----------------------
                MO St. Louis Airport
                 Lambert-St. Louis International Airport,
                 Series 2005,
                   Insured: MBIA                           4,000,000     4,554,560

                NC Charlotte
                 Series 1999, AMT,
                   Insured: MBIA                           2,000,000     2,317,260

                NV Clark County Passenger Facility
                Revenue Refunding
                 Series 2002, AMT,:
                   Insured: MBIA:                          1,960,000     2,082,500

                OK Tulsa Airport Improvement Trust
                General Revenue
                 Tulsa International Airport,:
                   Series 2004 A, AMT,:
                     Insured: FGIC:                        1,220,000     1,276,315

                TX Dallas-Fort Worth International
                Airport Revenue
                 Series 2003 A, AMT,:
                   Insured: AMBAC:                         3,210,000     3,450,493

                TX Houston Airport System Revenue
                 Series 1998 B, AMT,:
                   Insured: FGIC:                          5,000,000     5,090,050

                WA Port Seattle Revenue
                 Series 1999 B, AMT,:
                   Insured: FGIC:                          3,885,000     4,162,506
                                                                      ------------
                                           Airports Total               44,096,587
                                                                      ------------
Toll Facilities
                CA San Joaquin Hills Transportation
                Corridor Agency
                 Series 1997 A,
                   Insured: MBIA                          14,450,000    10,257,044

                CO E-470 Public Highway Authority
                 Series 1997 B:
                   Insured: MBIA                          17,685,000    14,033,401
                                                           6,515,000     2,901,064

                 Series 2000 B,
                   Insured: MBIA                          18,600,000    10,323,744

                KY Turnpike Authority
                 Series 1993,
                   Insured: AMBAC                          2,000,000     2,091,360

                MA Turnpike Authority
                 Series 1997 A,
                   Insured: MBIA                           7,000,000     2,950,640
                 Series 1997 C:
                   Insured: MBIA                           4,700,000     2,725,436
                                                          17,000,000     8,877,400

                NJ Turnpike Authority
                 Series 1991 C:
                   Insured: FSA                            8,500,000     9,914,060
                   Insured: MBIA                           2,840,000     3,312,462
                 Series 2005,
                   Insured: FSA                            2,000,000     2,231,740

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                                      Columbia Tax-Exempt Fund
                                                               Rate      Maturity     % of Net Assets     Acquiring Fund
                                                              -----  ----------       --------------- ------------------------
          NY Triborough Bridge & Tunnel Authority
           Series 2002:
             Insured: MBIA                                    5.500  11/15/2018                        4,950,000    5,614,488
                                                              5.500  11/15/2020                        6,425,000    7,345,638
          OH Turnpike Commission
           Series 1998 A,
             Insured: FGIC                                    5.500   2/15/2024                        7,000,000    8,052,730
          PR Commonwealth of Puerto Rico Highway &
          Transportation Authority
           Series 2002 E,
             Insured: FSA                                     5.500    7/1/2017                        5,400,000    6,112,854
          TX Turnpike Authority
           Central Texas Capital Appreciation, Series 2002 A,
             Insured: AMBAC                                      (a)  8/15/2018                       10,000,000    5,605,500
          TX Turnpike Authority Central Texas
          Turnpike Systems Revenue
           Capital Appreciation - First Tier, Series 2002 A,:
             Insured: AMBAC:                                     (a)  8/15/2016                               --           --
          VA Richmond Metropolitan Authority
           Series 1998,
             Insured: FGIC                                    5.250   7/15/2022                        7,800,000    8,673,288
                                                                                                                  -----------
                                        Toll Facilities Total                                                     111,022,850
                                                                                                                  -----------
Transportation                                                                              0.9%
          CA San Francisco Bay Area Rapid Transit District
           Series 1999,
             Insured: FGIC                                    7.795   7/1/2026 (b)(c)                  5,000,000    5,810,100
          GA Metropolitan Atlanta Rapid Transit Authority
           Series 1992 P,
             Insured: AMBAC                                   6.250    7/1/2020                        4,000,000    4,736,120
          NV Department of Business & Industry
           Las Vegas Monorail Project, Series 2000:           7.375    1/1/2030                        1,650,000    1,718,921
                                                              7.375    1/1/2040                        3,500,000    3,628,450
          OH Toledo-Lucas County Port Authority
           CSX Transportation, Inc., Series 1992,             6.450  12/15/2021                        3,950,000    4,501,262
          SC Transportation Infrastructure Bank
          Revenue Refunding
           Series 2004 B,:
             Insured: AMBAC:                                  5.250   10/1/2015                               --           --
                                                                                                                  -----------
                                         Transportation Total                                                      20,394,853
                                                                                                                  -----------
                                         TRANSPORTATION TOTAL                                                     172,248,006
                                                                                                                  -----------
UTILITIES                                                                                  15.1%
Independent Power Producers                                                                 0.8%
          MI Midland County Economic Development Corp.
           Series 2000 A, AMT,                                6.875   7/23/2009                          200,000      198,282
          NY Port Authority of New York & New Jersey
           KIAC Partners, Series 1996 IV, AMT,                6.750   10/1/2019                        7,000,000    7,299,670
          NY Suffolk County Industrial
          Development Authority
           Nissequogue Cogenaration Partners Facilities,
             Series 1998, AMT,                                5.500    1/1/2023                        7,800,000    7,655,700

                                                              Columbia Municipal Income Fund
                                                                 Acquired Fund               Pro-Forma Adjustments
                                                              ------------------------------ ---------------------
          NY Triborough Bridge & Tunnel Authority
           Series 2002:
             Insured: MBIA                                           --              --          --         --
                                                                     --              --          --         --
          OH Turnpike Commission
           Series 1998 A,
             Insured: FGIC                                           --              --          --         --
          PR Commonwealth of Puerto Rico Highway &
          Transportation Authority
           Series 2002 E,
             Insured: FSA                                            --              --          --         --
          TX Turnpike Authority
           Central Texas Capital Appreciation, Series 2002 A,
             Insured: AMBAC                                          --              --          --         --
          TX Turnpike Authority Central Texas
          Turnpike Systems Revenue
           Capital Appreciation - First Tier, Series 2002 A,:
             Insured: AMBAC:                                  7,000,000       4,341,050          --         --
          VA Richmond Metropolitan Authority
           Series 1998,
             Insured: FGIC                                           --              --          --         --
                                                                               ----------      ------     ------
                                        Toll Facilities Total                 4,341,050          --         --
                                                                               ----------      ------     ------
Transportation
          CA San Francisco Bay Area Rapid Transit District
           Series 1999,
             Insured: FGIC                                           --              --          --         --
          GA Metropolitan Atlanta Rapid Transit Authority
           Series 1992 P,
             Insured: AMBAC                                   2,000,000       2,368,060          --         --
          NV Department of Business & Industry
           Las Vegas Monorail Project, Series 2000:                  --              --          --         --
                                                                     --              --          --         --
          OH Toledo-Lucas County Port Authority
           CSX Transportation, Inc., Series 1992,                    --              --          --         --
          SC Transportation Infrastructure Bank
          Revenue Refunding
           Series 2004 B,:
             Insured: AMBAC:                                  1,000,000       1,100,340          --         --
                                                                               ----------      ------     ------
                                         Transportation Total                 3,468,400          --         --
                                                                               ----------      ------     ------
                                         TRANSPORTATION TOTAL                47,292,262          --         --
                                                                               ----------      ------     ------
UTILITIES
Independent Power Producers
          MI Midland County Economic Development Corp.
           Series 2000 A, AMT,                                       --              --          --         --
          NY Port Authority of New York & New Jersey
           KIAC Partners, Series 1996 IV, AMT,                       --              --          --         --
          NY Suffolk County Industrial
          Development Authority
           Nissequogue Cogenaration Partners Facilities,
             Series 1998, AMT,                                       --              --          --         --

                                                              Columbia Tax-Exempt Fund
                                                                Pro-Forma Combined
                                                              ------------------------
          NY Triborough Bridge & Tunnel Authority
           Series 2002:
             Insured: MBIA                                     4,950,000    5,614,488
                                                               6,425,000    7,345,638
          OH Turnpike Commission
           Series 1998 A,
             Insured: FGIC                                     7,000,000    8,052,730
          PR Commonwealth of Puerto Rico Highway &
          Transportation Authority
           Series 2002 E,
             Insured: FSA                                      5,400,000    6,112,854
          TX Turnpike Authority
           Central Texas Capital Appreciation, Series 2002 A,
             Insured: AMBAC                                   10,000,000    5,605,500
          TX Turnpike Authority Central Texas
          Turnpike Systems Revenue
           Capital Appreciation - First Tier, Series 2002 A,:
             Insured: AMBAC:                                   7,000,000    4,341,050
          VA Richmond Metropolitan Authority
           Series 1998,
             Insured: FGIC                                     7,800,000    8,673,288
                                                                          -----------
                                        Toll Facilities Total             115,363,900
                                                                          -----------
Transportation
          CA San Francisco Bay Area Rapid Transit District
           Series 1999,
             Insured: FGIC                                     5,000,000    5,810,100
          GA Metropolitan Atlanta Rapid Transit Authority
           Series 1992 P,
             Insured: AMBAC                                    6,000,000    7,104,180
          NV Department of Business & Industry
           Las Vegas Monorail Project, Series 2000:            1,650,000    1,718,921
                                                               3,500,000    3,628,450
          OH Toledo-Lucas County Port Authority
           CSX Transportation, Inc., Series 1992,              3,950,000    4,501,262
          SC Transportation Infrastructure Bank
          Revenue Refunding
           Series 2004 B,:
             Insured: AMBAC:                                   1,000,000    1,100,340
                                                                          -----------
                                         Transportation Total              23,863,253
                                                                          -----------
                                         TRANSPORTATION TOTAL             219,540,268
                                                                          -----------
UTILITIES
Independent Power Producers
          MI Midland County Economic Development Corp.
           Series 2000 A, AMT,                                   200,000      198,282
          NY Port Authority of New York & New Jersey
           KIAC Partners, Series 1996 IV, AMT,                 7,000,000    7,299,670
          NY Suffolk County Industrial
          Development Authority
           Nissequogue Cogenaration Partners Facilities,
             Series 1998, AMT,                                 7,800,000    7,655,700

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                             Columbia Tax-Exempt Fund
                                                          Rate    Maturity   % of Net Assets    Acquiring Fund
                                                          ----- ---------    --------------- ------------------------
    PA Carbon City Industrial
    Development Authority
     Panther Creek Partners Project,
     Series 2000, AMT,                                    6.650  5/1/2010                       750,000      802,658
    PR Commonwealth of Puerto Rico Industrial,
    Tourist, Educational, Medical & Environmental
    Cogeneration Facilities
     AES Project,
       Series 2000, AMT,                                  6.625  6/1/2026                     3,420,000    3,674,687
                                                                                                          ----------
                        Independent Power Producers Total                                                 19,630,997
                                                                                                          ----------
Investor Owned                                                                     2.9%
    AZ Pima County Industrial Development Authority
     Tucson Electric Power Co.,
     Series 1997 A, AMT,                                  6.100  9/1/2025                     2,000,000    2,001,260
    CO Adams County Pollution Control Revenue
     Public Service Co., Colorado Project, Series 2005 A,
       Insured: MBIA                                      4.375  9/1/2017                     7,450,000    7,490,752
    GA Monroe County Development Authority
    Pollution Control Revenue
     Oglethorpe Power Corporation Project,:
       Series 1992 A,:                                    6.800  1/1/2011                            --           --
    IN Development Finance Authority
     Series 1999, AMT,                                    5.950  8/1/2030                     5,000,000    5,107,450
    IN Petersburg
     Indiana Power & Light Co.:
       Series 1993 B,
         Insured: AMBAC                                   5.400  8/1/2017                     5,000,000    5,500,200
       Series 1995 C, AMT,                                5.950 12/1/2029                     5,000,000    5,151,450
    MI Strategic Fund
     Detroit Edison Co., Series 1991 BB,
       Insured: AMBAC                                     7.000  5/1/2021                     2,505,000    3,221,931
    NY Energy & Research Development Authority
     Brooklyn Union Gas Co.:
       Series 2005 A, AMT,
         Insured: FGIC                                    4.700  2/1/2024                     1,250,000    1,245,838
       Series 1993, IFRN,                                 9.520  4/1/2020(b)                 13,000,000   14,993,680
    OH Air Quality Development Authority
     Cleveland Electric Illuminating Company,
       Series 2002 A,                                     6.000 12/1/2013                       500,000      523,260
    TX Brazos River Authority Pollution
    Control Revenue
     Series 1999 B, AMT,                                  6.750  9/1/2034(b)                 12,455,000   14,002,285
     Texus Energy Company LLC Project,:
       Series 2003 A, AMT,:                               6.750  4/1/2038                            --           --
    TX Sabine River Authority Pollution
    Control Revenue
     Series 2001,                                         5.200  5/1/2028                     3,000,000    2,999,880
    UT Emery County Pollution Control
    Revenue Refunding
     Pacificorp Project, Series 1993 A,:
       Insured: AMBAC:                                    5.650 11/1/2023                            --           --
    VA Chesterfield County Industrial Development
    Authority Pollution Control Revenue
     Virginia Electric & Power Co., Series 1987 B,        5.875  6/1/2017                     1,250,000    1,336,888

                                                          Columbia Municipal Income Fund   Pro-Forma   Columbia Tax-Exempt Fund
                                                             Acquired Fund                Adjustments   Pro-Forma Combined
                                                          ------------------------------ ------------- ------------------------
    PA Carbon City Industrial
    Development Authority
     Panther Creek Partners Project,
     Series 2000, AMT,                                           --              --          --     --    750,000      802,658
    PR Commonwealth of Puerto Rico Industrial,
    Tourist, Educational, Medical & Environmental
    Cogeneration Facilities
     AES Project,
       Series 2000, AMT,                                         --              --          --     --  3,420,000    3,674,687
                                                                            ---------    ------ ------              ----------
                        Independent Power Producers Total                        --          --     --              19,630,997
                                                                            ---------    ------ ------              ----------
Investor Owned
    AZ Pima County Industrial Development Authority
     Tucson Electric Power Co.,
     Series 1997 A, AMT,                                         --              --          --     --  2,000,000    2,001,260
    CO Adams County Pollution Control Revenue
     Public Service Co., Colorado Project, Series 2005 A,
       Insured: MBIA                                             --              --          --     --  7,450,000    7,490,752
    GA Monroe County Development Authority
    Pollution Control Revenue
     Oglethorpe Power Corporation Project,:
       Series 1992 A,:                                    2,000,000       2,266,140          --     --  2,000,000    2,266,140
    IN Development Finance Authority
     Series 1999, AMT,                                           --              --          --     --  5,000,000    5,107,450
    IN Petersburg
     Indiana Power & Light Co.:
       Series 1993 B,
         Insured: AMBAC                                          --              --          --     --  5,000,000    5,500,200
       Series 1995 C, AMT,                                       --              --          --     --  5,000,000    5,151,450
    MI Strategic Fund
     Detroit Edison Co., Series 1991 BB,
       Insured: AMBAC                                            --              --          --     --  2,505,000    3,221,931
    NY Energy & Research Development Authority
     Brooklyn Union Gas Co.:
       Series 2005 A, AMT,
         Insured: FGIC                                           --              --          --     --  1,250,000    1,245,838
       Series 1993, IFRN,                                        --              --          --     -- 13,000,000   14,993,680
    OH Air Quality Development Authority
     Cleveland Electric Illuminating Company,
       Series 2002 A,                                            --              --          --     --    500,000      523,260
    TX Brazos River Authority Pollution
    Control Revenue
     Series 1999 B, AMT,                                         --              --          --     -- 12,455,000   14,002,285
     Texus Energy Company LLC Project,:
       Series 2003 A, AMT,:                               1,900,000       2,136,037          --     --  1,900,000    2,136,037
    TX Sabine River Authority Pollution
    Control Revenue
     Series 2001,                                                --              --          --     --  3,000,000    2,999,880
    UT Emery County Pollution Control
    Revenue Refunding
     Pacificorp Project, Series 1993 A,:
       Insured: AMBAC:                                    2,000,000       2,003,600          --     --  2,000,000    2,003,600
    VA Chesterfield County Industrial Development
    Authority Pollution Control Revenue
     Virginia Electric & Power Co., Series 1987 B,               --              --          --     --  1,250,000    1,336,888

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                                 Columbia Tax-Exempt Fund
                                                              Rate    Maturity   % of Net Assets    Acquiring Fund
                                                             -----  ---------    --------------- ------------------------
    WY Lincoln County Environmental Improvement
     Pacificorp Project, Series 1995, AMT,                   4.125  11/1/2025(b)                  2,500,000    2,421,450
                                                                                                              ----------
                                        Investor Owned Total                                                  65,996,322
                                                                                                              ----------
Joint Power Authority                                                                  3.2%
    GA Municipal Electric Authority Power
    Revenue Refunding
     Series 2002 A,:
       Insured: FSA:                                         5.000   1/1/2018                            --           --
    MN Anoka County
     Solid Waste Disposal, National Rural Utility,
       Series 1987 A, AMT,                                   6.950  12/1/2008                       225,000      228,251
    MO Environmental Improvement & Energy
    Resource Authority Pollution Control Revenue
     Associated Electrical Cooperation Thomas Hill Project,:
       Series 1996,:                                         5.500  12/1/2010                            --           --
                                                             5.500  12/1/2011                            --           --
    NC Eastern Municipal Power Agency
     Series 1991 A,                                          6.500   1/1/2018                     2,185,000    2,559,859
     Series 1992,
       Insured: MBIA                                         (a)     1/1/2009                     2,260,000    2,024,350
     Series 1993,
       Insured: AMBAC                                        6.000   1/1/2018                    20,470,000   23,869,862
     Series 1993 B,
       Insured: RAD                                          6.000   1/1/2022                       500,000      585,810
     Series 2003 C,                                          5.375   1/1/2017                     2,250,000    2,378,003
    SC Piedmont Municipal Power Agency
     Series 1988,
       Insured: AMBAC                                        (a)     1/1/2013                    16,070,000   11,488,925
     Capital Appreciation, Series 2004 A,:
       Insured: FGIC:                                        (a)     1/1/2024                            --           --
     Series 2004,
       Insured: MBIA                                         5.375   1/1/2025                    11,370,000   12,681,416
    SC Public Service Authority Revenue
     Refunding,:
       Series 2002 D,:
         Insured: FSA:                                       5.000   1/1/2018                            --           --
    WA Public Power Supply System
     Nuclear Project No. 3, Series 1989 B,                   (a)     7/1/2008                     7,000,000    6,365,170
     Nuclear Project Number 1,:
       Series 1996 A,:
         Insured: MBIA:                                      5.750   7/1/2011                            --           --
                                                                                                              ----------
                                 Joint Power Authority Total                                                  62,181,645
                                                                                                              ----------
Municipal Electric                                                                     3.8%
    AK Anchorage Electric Utilities Revenue
    Refunding
     Senior Lien, Series 1993,:
       Insured: MBIA:                                        8.000  12/1/2009                            --           --
    CA State Department of Water Resources
    Power Supply Revenue
     Series 2002 A,:
                                                             5.125   5/1/2018                            --           --
       Insured: AMBAC:                                       5.375   5/1/2018                            --           --

                                                             Columbia Municipal Income Fund
                                                                 Acquired Fund              Pro-Forma Adjustments
                                                             ------------------------------ ---------------------
    WY Lincoln County Environmental Improvement
     Pacificorp Project, Series 1995, AMT,                          --               --         --         --
                                                                             ------------     ------     ------
                                        Investor Owned Total                  6,405,777         --         --
                                                                             ------------     ------     ------
Joint Power Authority
    GA Municipal Electric Authority Power
    Revenue Refunding
     Series 2002 A,:
       Insured: FSA:                                         3,750,000        3,946,163         --         --
    MN Anoka County
     Solid Waste Disposal, National Rural Utility,
       Series 1987 A, AMT,                                          --               --         --         --
    MO Environmental Improvement & Energy
    Resource Authority Pollution Control Revenue
     Associated Electrical Cooperation Thomas Hill Project,:
       Series 1996,:                                         3,425,000        3,531,620         --         --
                                                             2,000,000        2,061,460         --         --
    NC Eastern Municipal Power Agency
     Series 1991 A,                                                 --               --         --         --
     Series 1992,
       Insured: MBIA                                                --               --         --         --
     Series 1993,
       Insured: AMBAC                                               --               --         --         --
     Series 1993 B,
       Insured: RAD                                                 --               --         --         --
     Series 2003 C,                                                 --               --         --         --
    SC Piedmont Municipal Power Agency
     Series 1988,
       Insured: AMBAC                                               --               --         --         --
     Capital Appreciation, Series 2004 A,:
       Insured: FGIC:                                        5,000,000        2,078,050         --         --
     Series 2004,
       Insured: MBIA                                                --               --         --         --
    SC Public Service Authority Revenue
     Refunding,:
       Series 2002 D,:
         Insured: FSA:                                       3,095,000        3,268,599         --         --
    WA Public Power Supply System
     Nuclear Project No. 3, Series 1989 B,                          --               --         --         --
     Nuclear Project Number 1,:
       Series 1996 A,:
         Insured: MBIA:                                      5,000,000        5,167,550         --         --
                                                                             ------------     ------     ------
                                 Joint Power Authority Total                 20,053,441         --         --
                                                                             ------------     ------     ------
Municipal Electric
    AK Anchorage Electric Utilities Revenue
    Refunding
     Senior Lien, Series 1993,:
       Insured: MBIA:                                        1,000,000        1,161,570         --         --
    CA State Department of Water Resources
    Power Supply Revenue
     Series 2002 A,:
                                                             2,500,000        2,719,050         --         --
       Insured: AMBAC:                                       1,000,000        1,107,220         --         --

                                                             Columbia Tax-Exempt Fund
                                                              Pro-Forma Combined
                                                             ------------------------
    WY Lincoln County Environmental Improvement
     Pacificorp Project, Series 1995, AMT,                    2,500,000    2,421,450
                                                                          ----------
                                        Investor Owned Total              72,402,099
                                                                          ----------
Joint Power Authority
    GA Municipal Electric Authority Power
    Revenue Refunding
     Series 2002 A,:
       Insured: FSA:                                          3,750,000    3,946,163
    MN Anoka County
     Solid Waste Disposal, National Rural Utility,
       Series 1987 A, AMT,                                      225,000      228,251
    MO Environmental Improvement & Energy
    Resource Authority Pollution Control Revenue
     Associated Electrical Cooperation Thomas Hill Project,:
       Series 1996,:                                          3,425,000    3,531,620
                                                              2,000,000    2,061,460
    NC Eastern Municipal Power Agency
     Series 1991 A,                                           2,185,000    2,559,859
     Series 1992,
       Insured: MBIA                                          2,260,000    2,024,350
     Series 1993,
       Insured: AMBAC                                        20,470,000   23,869,862
     Series 1993 B,
       Insured: RAD                                             500,000      585,810
     Series 2003 C,                                           2,250,000    2,378,003
    SC Piedmont Municipal Power Agency
     Series 1988,
       Insured: AMBAC                                        16,070,000   11,488,925
     Capital Appreciation, Series 2004 A,:
       Insured: FGIC:                                         5,000,000    2,078,050
     Series 2004,
       Insured: MBIA                                         11,370,000   12,681,416
    SC Public Service Authority Revenue
     Refunding,:
       Series 2002 D,:
         Insured: FSA:                                        3,095,000    3,268,599
    WA Public Power Supply System
     Nuclear Project No. 3, Series 1989 B,                    7,000,000    6,365,170
     Nuclear Project Number 1,:
       Series 1996 A,:
         Insured: MBIA:                                       5,000,000    5,167,550
                                                                          ----------
                                 Joint Power Authority Total              82,235,087
                                                                          ----------
Municipal Electric
    AK Anchorage Electric Utilities Revenue
    Refunding
     Senior Lien, Series 1993,:
       Insured: MBIA:                                         1,000,000    1,161,570
    CA State Department of Water Resources
    Power Supply Revenue
     Series 2002 A,:
                                                              2,500,000    2,719,050
       Insured: AMBAC:                                        1,000,000    1,107,220

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                        Columbia Tax-Exempt Fund
                                                       Rate   Maturity  % of Net Assets    Acquiring Fund
                                                      -----  ---------- --------------- ------------------------
     FL Reedy Creek Improvement District Utilities
     Revenue Refunding
      Series 2004,:
        Insured: MBIA:                                5.250   10/1/2014                         --           --
     GA Municipal Electric Authority
      Series 1991,
        Insured: MBIA                                 6.600    1/1/2018                 17,280,000   20,526,221
     MN Southern Minnesota Municipal Power Agency
      Series 2002 A,
        Insured: AMBAC                                5.250    1/1/2017                 11,000,000   12,138,170
     NC University North Carolina at Chapel Hill
      Series 1997,                                    (a)      8/1/2013                  2,000,000    1,461,400
     OH Cleveland Public Power Systems Revenue
      Series 1994 A,
        Insured: MBIA                                 (a)    11/15/2013                  2,000,000    1,440,640
     PA Westmoreland County Municipal Authority
      Series 1999 A,
        Insured: MBIA                                 (a)     8/15/2022                  2,000,000      903,920
     Special Obligation, Series 1995 A,
        Insured: FGIC                                 (a)     8/15/2023                  5,540,000    2,381,868
     PR Commonwealth of Puerto Rico Electric
     Power Authority
      Series 2002 KK,
        Insured: MBIA                                 5.500    7/1/2016                 12,000,000   13,562,760
     PR Electric Power Authority Revenue
      Series 2002,:
        Insured: MBIA:                                5.000    7/1/2020                         --           --
     SD Heartland Consumers Power District
      Series 1992,
        Insured: FSA                                  6.000    1/1/2017                 13,600,000   15,751,384
     TN Metropolitan Government
      Nashville & Davidson Counties, Series 1996 A,
        Insured: MBIA                                 (a)     5/15/2009                  5,250,000    4,632,705
     TX Sam Rayburn Municipal Power Agency
     Revenue Refunding
      Series 2002,:                                   6.000   10/1/2016                         --           --
     TX San Marcos Electric Utility Systems
     Revenue Refunding
      Series 2002,:
        Insured: FSA:                                 5.250   11/1/2016                         --           --
     WA Chelan County Public Utilities District No. 1
      Columbia River Rock Hydroelectric, Series 1997,
        Insured: MBIA                                 (a)      6/1/2009                  5,000,000    4,369,850
     WA Chelan County Public Utilities District
     Division III Revenue
      Series 1997 A, AMT,:                            5.600    7/1/2032                         --           --
     WA Tacoma Electric Systems Revenue Refunding
      Series 1997,:
        Insured: AMBAC:                               5.250    1/1/2015                         --           --
                                                                                                     ----------
                             Municipal Electric Total                                                77,168,917
                                                                                                     ----------

                                                      Columbia Municipal Income Fund
                                                          Acquired Fund              Pro-Forma Adjustments
                                                      ------------------------------ ---------------------
     FL Reedy Creek Improvement District Utilities
     Revenue Refunding
      Series 2004,:
        Insured: MBIA:                                2,000,000        2,204,780         --         --
     GA Municipal Electric Authority
      Series 1991,
        Insured: MBIA                                        --               --         --         --
     MN Southern Minnesota Municipal Power Agency
      Series 2002 A,
        Insured: AMBAC                                       --               --         --         --
     NC University North Carolina at Chapel Hill
      Series 1997,                                           --               --         --         --
     OH Cleveland Public Power Systems Revenue
      Series 1994 A,
        Insured: MBIA                                        --               --         --         --
     PA Westmoreland County Municipal Authority
      Series 1999 A,
        Insured: MBIA                                        --               --         --         --
     Special Obligation, Series 1995 A,
        Insured: FGIC                                        --               --         --         --
     PR Commonwealth of Puerto Rico Electric
     Power Authority
      Series 2002 KK,
        Insured: MBIA                                        --               --         --         --
     PR Electric Power Authority Revenue
      Series 2002,:
        Insured: MBIA:                                1,700,000        1,851,028         --         --
     SD Heartland Consumers Power District
      Series 1992,
        Insured: FSA                                         --               --         --         --
     TN Metropolitan Government
      Nashville & Davidson Counties, Series 1996 A,
        Insured: MBIA                                        --               --         --         --
     TX Sam Rayburn Municipal Power Agency
     Revenue Refunding
      Series 2002,:                                   5,000,000        5,330,800         --         --
     TX San Marcos Electric Utility Systems
     Revenue Refunding
      Series 2002,:
        Insured: FSA:                                 1,000,000        1,071,750         --         --
     WA Chelan County Public Utilities District No. 1
      Columbia River Rock Hydroelectric, Series 1997,
        Insured: MBIA                                        --               --         --         --
     WA Chelan County Public Utilities District
     Division III Revenue
      Series 1997 A, AMT,:                            2,310,000        2,375,096         --         --
     WA Tacoma Electric Systems Revenue Refunding
      Series 1997,:
        Insured: AMBAC:                               2,000,000        2,077,180         --         --
                                                                      ------------     ------     ------
                             Municipal Electric Total                 19,898,474         --         --
                                                                      ------------     ------     ------

                                                      Columbia Tax-Exempt Fund
                                                       Pro-Forma Combined
                                                      ------------------------
     FL Reedy Creek Improvement District Utilities
     Revenue Refunding
      Series 2004,:
        Insured: MBIA:                                 2,000,000    2,204,780
     GA Municipal Electric Authority
      Series 1991,
        Insured: MBIA                                 17,280,000   20,526,221
     MN Southern Minnesota Municipal Power Agency
      Series 2002 A,
        Insured: AMBAC                                11,000,000   12,138,170
     NC University North Carolina at Chapel Hill
      Series 1997,                                     2,000,000    1,461,400
     OH Cleveland Public Power Systems Revenue
      Series 1994 A,
        Insured: MBIA                                  2,000,000    1,440,640
     PA Westmoreland County Municipal Authority
      Series 1999 A,
        Insured: MBIA                                  2,000,000      903,920
     Special Obligation, Series 1995 A,
        Insured: FGIC                                  5,540,000    2,381,868
     PR Commonwealth of Puerto Rico Electric
     Power Authority
      Series 2002 KK,
        Insured: MBIA                                 12,000,000   13,562,760
     PR Electric Power Authority Revenue
      Series 2002,:
        Insured: MBIA:                                 1,700,000    1,851,028
     SD Heartland Consumers Power District
      Series 1992,
        Insured: FSA                                  13,600,000   15,751,384
     TN Metropolitan Government
      Nashville & Davidson Counties, Series 1996 A,
        Insured: MBIA                                  5,250,000    4,632,705
     TX Sam Rayburn Municipal Power Agency
     Revenue Refunding
      Series 2002,:                                    5,000,000    5,330,800
     TX San Marcos Electric Utility Systems
     Revenue Refunding
      Series 2002,:
        Insured: FSA:                                  1,000,000    1,071,750
     WA Chelan County Public Utilities District No. 1
      Columbia River Rock Hydroelectric, Series 1997,
        Insured: MBIA                                  5,000,000    4,369,850
     WA Chelan County Public Utilities District
     Division III Revenue
      Series 1997 A, AMT,:                             2,310,000    2,375,096
     WA Tacoma Electric Systems Revenue Refunding
      Series 1997,:
        Insured: AMBAC:                                2,000,000    2,077,180
                                                                   ----------
                             Municipal Electric Total              97,067,391
                                                                   ----------

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                              Columbia Tax-Exempt Fund
                                                        Rate     Maturity     % of Net Assets   Acquiring Fund
                                                       -----  ---------       --------------- ------------------------
Water & Sewer                                                       4.4%
    AL Jefferson County Sewer Revenue Refunding
     Unrefunded Balance, Series 1997 A,:
       Insured: FGIC:                                  5.625   2/1/2022                              --           --
                                                       5.625   2/1/2018                              --           --
    CA Castaic Lake Water Agency
     Series 1999 A,
       Insured: AMBAC                                  (a)     8/1/2024                       9,445,000    3,860,644
    CA Department of Water Resources
     Central Valley Project, Series 2002 X,
       Insured: FGIC                                   5.500  12/1/2017                       1,000,000    1,130,660
    FL Seminole County
     Series 1992,
       Insured: MBIA                                   6.000  10/1/2019                         470,000      544,716
    GA Atlanta Water & Wastewater Revenue
     Series 1993,
       Insured: FGIC                                   5.500  11/1/2022                       4,475,000    5,029,497
     Series 2001 A,
       Insured: MBIA                                   5.500  11/1/2027                       1,500,000    1,725,885
    GA Fulton County Water & Sewer
     Series 1992,
       Insured: FGIC                                   6.375   1/1/2014                         430,000      490,845
    GA Henry County Water & Sewer Authority
     Series 1997,
       Insured: AMBAC                                  6.150   2/1/2020                       5,390,000    6,473,929
    IL Chicago
     Series 1999 A,
       Insured: MBIA                                   (a)     1/1/2020                       7,275,000    3,776,089
    IL Chicago Water Revenue
     Senior Lien, Series 2000,:
       Insured: AMBAC:                                 5.750  11/1/2010                              --           --
    MA Water Resources Authority
     Series 1992 A,
       Insured: FGIC                                   6.500  7/15/2019                       5,000,000    5,970,500
     Series 1993 C,:
       Insured: AMBAC:                                 5.250  12/1/2015                              --           --
     Series 2002 J,
       Insured: FSA                                    5.500   8/1/2021                       5,000,000    5,703,250
    MS V Lakes Utility District
     Series 1994,                                      8.250  7/15/2024(d)                      750,000      685,560
    NY New York City Municipal Water Finance Authority
     Series 1999, IFRN,
       Insured: FGIC                                   8.710  6/15/2032(b)(c)                 7,000,000    8,084,440
     Series 2001 D,:                                   5.250  6/15/2025                              --           --
    OH Cleveland Waterworks Revenue
     Series 1993 G,
       Insured: MBIA                                   5.500   1/1/2021                       3,000,000    3,400,020
    OH Fresh Water Development Authority Revenue
     Series 2001 B,
       Insured: FSA                                    5.500   6/1/2019                       2,075,000    2,364,670
    OH Lakewood Water Systems Revenue
     Series 1995,
       Insured: AMBAC                                  5.850   7/1/2020                       2,405,000    2,832,994

                                                       Columbia Municipal Income                         Columbia Tax-Exempt Fund
                                                       Fund Acquired Fund        Pro-Forma Adjustments   Pro-Forma Combined
                                                       ------------------------- ---------------------   ------------------------
Water & Sewer
    AL Jefferson County Sewer Revenue Refunding
     Unrefunded Balance, Series 1997 A,:
       Insured: FGIC:                                    570,000      589,517    --          --            570,000      589,517
                                                       1,020,000    1,054,925    --          --          1,020,000    1,054,925
    CA Castaic Lake Water Agency
     Series 1999 A,
       Insured: AMBAC                                         --           --    --          --          9,445,000    3,860,644
    CA Department of Water Resources
     Central Valley Project, Series 2002 X,
       Insured: FGIC                                          --           --    --          --          1,000,000    1,130,660
    FL Seminole County
     Series 1992,
       Insured: MBIA                                          --           --    --          --            470,000      544,716
    GA Atlanta Water & Wastewater Revenue
     Series 1993,
       Insured: FGIC                                          --           --    --          --          4,475,000    5,029,497
     Series 2001 A,
       Insured: MBIA                                          --           --    --          --          1,500,000    1,725,885
    GA Fulton County Water & Sewer
     Series 1992,
       Insured: FGIC                                          --           --    --          --            430,000      490,845
    GA Henry County Water & Sewer Authority
     Series 1997,
       Insured: AMBAC                                         --           --    --          --          5,390,000    6,473,929
    IL Chicago
     Series 1999 A,
       Insured: MBIA                                          --           --    --          --          7,275,000    3,776,089
    IL Chicago Water Revenue
     Senior Lien, Series 2000,:
       Insured: AMBAC:                                 4,800,000    5,261,328    --          --          4,800,000    5,261,328
    MA Water Resources Authority
     Series 1992 A,
       Insured: FGIC                                          --           --    --          --          5,000,000    5,970,500
     Series 1993 C,:
       Insured: AMBAC:                                 3,000,000    3,278,760    --          --          3,000,000    3,278,760
     Series 2002 J,
       Insured: FSA                                           --           --    --          --          5,000,000    5,703,250
    MS V Lakes Utility District
     Series 1994,                                             --           --    --          --            750,000      685,560
    NY New York City Municipal Water Finance Authority
     Series 1999, IFRN,
       Insured: FGIC                                          --           --    --          --          7,000,000    8,084,440
     Series 2001 D,:                                   3,520,000    3,743,907    --          --          3,520,000    3,743,907
    OH Cleveland Waterworks Revenue
     Series 1993 G,
       Insured: MBIA                                          --           --    --          --          3,000,000    3,400,020
    OH Fresh Water Development Authority Revenue
     Series 2001 B,
       Insured: FSA                                           --           --    --          --          2,075,000    2,364,670
    OH Lakewood Water Systems Revenue
     Series 1995,
       Insured: AMBAC                                         --           --    --          --          2,405,000    2,832,994

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)

                                                                                                       Columbia Tax-Exempt Fund
                                                                Rate      Maturity     % of Net Assets     Acquiring Fund
                                                               -----  ----------       --------------- -----------------------
             OH Warren Waterworks Revenue
              Series 1997,
                Insured: FGIC                                  5.500   11/1/2015                         500,000        551,470
             OH Water Development Authority
              Series 1991 B,
                Insured: FSA                                   5.500    6/1/2018                       1,000,000      1,134,840
             PA Allegheny County Sanitation Authority
              Series 1991 A,
                Insured: FGIC                                  (a)      6/1/2007                       2,370,000      2,250,908
             PA Dauphin County Industrial Development
             Authority
              Dauphin Water Supply Co.,
                Series 1992 A, AMT,                            6.900    6/1/2024                       3,400,000      4,261,322
             SC Western Carolina Regional Sewer Authority
             Systems Revenue Refunding
              Series 2005 B,:
                Insured: FSA:                                  5.250    3/1/2018                              --             --
                                                               5.250    3/1/2021                              --             --
             TN Metropolitan Government Nashville &
             Davidson County Water & Sewer Systems
             Revenue Refunding
              Series 1993,:
                Insured: FGIC:                                 5.200    1/1/2013                              --             --
             TX Bexar Metroplitan Water District
             Waterworks Revenue
              Unrefunded Balance, Series 1995,:
                Insured: MBIA:                                 6.000    5/1/2015                              --             --
             TX Houston Water & Sewer System
              Series 1998 A,
                Insured: FSA                                   (a)     12/1/2019                       9,845,000      5,148,837
             TX Houston Water & Sewer System Revenue
              Series 1991 C:
                Insured: AMBAC                                 (a)     12/1/2008                       4,000,000      3,581,240
                                                               (a)     12/1/2009                       4,000,000      3,430,120
                                                               (a)     12/1/2010                       3,750,000      3,080,963
              Series 1998 A,
                Insured: FSA                                   (a)     12/1/2023                         985,000        413,503
             VA Fairfax County Water & Sewer Authority Revenue
             Unrefunded Balance,:
              Series 1992,:                                    6.000    4/1/2022                              --             --
                                                                                                                  -------------
                                           Water & Sewer Total                                                       75,926,900
                                                                                                                  -------------
                                               UTILITIES TOTAL                                                      300,904,782
                                                                                                                  -------------
                                         Total Municipal Bonds                                                    1,900,196,916
                                                                                                                  -------------
Municipal Preferred Stocks                                                                   0.9%
HOUSING                                                                                      0.9%
Multi-Family                                                                                 0.9%
             Charter Mac Equity Issuer Trust
              Series 1999 AMT,                                 0.625   6/30/2009(b)(c)                 6,000,000      6,397,740
              Series 2000 AMT,                                 7.600  11/30/2010(b)(c)                 5,000,000      5,599,950

                                                               Columbia Municipal Income Fund
                                                                    Acquired Fund             Pro-Forma Adjustments
                                                               ------------------------------ ---------------------
             OH Warren Waterworks Revenue
              Series 1997,
                Insured: FGIC                                         --                --        --         --
             OH Water Development Authority
              Series 1991 B,
                Insured: FSA                                          --                --        --         --
             PA Allegheny County Sanitation Authority
              Series 1991 A,
                Insured: FGIC                                         --                --        --         --
             PA Dauphin County Industrial Development
             Authority
              Dauphin Water Supply Co.,
                Series 1992 A, AMT,                                   --                --        --         --
             SC Western Carolina Regional Sewer Authority
             Systems Revenue Refunding
              Series 2005 B,:
                Insured: FSA:                                  7,810,000         8,628,098        --         --
                                                               4,400,000         4,874,188        --         --
             TN Metropolitan Government Nashville &
             Davidson County Water & Sewer Systems
             Revenue Refunding
              Series 1993,:
                Insured: FGIC:                                 2,500,000         2,723,675        --         --
             TX Bexar Metroplitan Water District
             Waterworks Revenue
              Unrefunded Balance, Series 1995,:
                Insured: MBIA:                                 2,070,000         2,116,140        --         --
             TX Houston Water & Sewer System
              Series 1998 A,
                Insured: FSA                                          --                --        --         --
             TX Houston Water & Sewer System Revenue
              Series 1991 C:
                Insured: AMBAC                                        --                --        --         --
                                                                      --                --        --         --
                                                                      --                --        --         --
              Series 1998 A,
                Insured: FSA                                          --                --        --         --
             VA Fairfax County Water & Sewer Authority Revenue
             Unrefunded Balance,:
              Series 1992,:                                    2,830,000         2,977,471        --         --
                                                                             --------------     ------     ------
                                           Water & Sewer Total                  35,248,009        --         --
                                                                             --------------     ------     ------
                                               UTILITIES TOTAL                  81,605,701        --         --
                                                                             --------------     ------     ------
                                         Total Municipal Bonds                 561,146,899        --         --
                                                                             --------------     ------     ------
Municipal Preferred Stocks
HOUSING
Multi-Family
             Charter Mac Equity Issuer Trust
              Series 1999 AMT,                                        --                --        --         --
              Series 2000 AMT,                                        --                --        --         --

                                                               Columbia Tax-Exempt Fund
                                                                 Pro-Forma Combined
                                                               -----------------------
             OH Warren Waterworks Revenue
              Series 1997,
                Insured: FGIC                                    500,000        551,470
             OH Water Development Authority
              Series 1991 B,
                Insured: FSA                                   1,000,000      1,134,840
             PA Allegheny County Sanitation Authority
              Series 1991 A,
                Insured: FGIC                                  2,370,000      2,250,908
             PA Dauphin County Industrial Development
             Authority
              Dauphin Water Supply Co.,
                Series 1992 A, AMT,                            3,400,000      4,261,322
             SC Western Carolina Regional Sewer Authority
             Systems Revenue Refunding
              Series 2005 B,:
                Insured: FSA:                                  7,810,000      8,628,098
                                                               4,400,000      4,874,188
             TN Metropolitan Government Nashville &
             Davidson County Water & Sewer Systems
             Revenue Refunding
              Series 1993,:
                Insured: FGIC:                                 2,500,000      2,723,675
             TX Bexar Metroplitan Water District
             Waterworks Revenue
              Unrefunded Balance, Series 1995,:
                Insured: MBIA:                                 2,070,000      2,116,140
             TX Houston Water & Sewer System
              Series 1998 A,
                Insured: FSA                                   9,845,000      5,148,837
             TX Houston Water & Sewer System Revenue
              Series 1991 C:
                Insured: AMBAC                                 4,000,000      3,581,240
                                                               4,000,000      3,430,120
                                                               3,750,000      3,080,963
              Series 1998 A,
                Insured: FSA                                     985,000        413,503
             VA Fairfax County Water & Sewer Authority Revenue
             Unrefunded Balance,:
              Series 1992,:                                    2,830,000      2,977,471
                                                                          -------------
                                           Water & Sewer Total              111,174,909
                                                                          -------------
                                               UTILITIES TOTAL              382,510,483
                                                                          -------------
                                         Total Municipal Bonds            2,461,343,815
                                                                          -------------
Municipal Preferred Stocks
HOUSING
Multi-Family
             Charter Mac Equity Issuer Trust
              Series 1999 AMT,                                 6,000,000      6,397,740
              Series 2000 AMT,                                 5,000,000      5,599,950

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                                           Columbia Tax-Exempt Fund
                                                   Rate      Maturity      % of Net Assets    Acquiring Fund
                                                   ----- ----------------  --------------- ------------------------
     MuniMae TE Bond Subsidiary LLC
      Series 2000 AMT,                             7.750 6/30/2050 (b)(c)                  10,000,000   11,244,000
                                                                                                        ----------
                                Multi-Family Total                                                      23,241,690
                                                                                                        ----------
                                     HOUSING TOTAL                                                      23,241,690
                                                                                                        ----------
                  Total Municipal Preferred Stocks                                                      23,241,690
                                                                                                        ----------
Investment Company                                                    0.2%
     Dreyfus Tax-Exempt Cash Management Fund
                                                                                               49,207       49,207
     Columbia Tax Exempt Reserves
                                                                                                   --           --
                                                                                                        ----------
                          Total Investment Company                                                          49,207
                                                                                                        ----------
Short-Term Obligations                                                1.2%
VARIABLE RATE DEMAND NOTES (k)                                        1.2%
     MA Water Resources Authority
      Series 2002 D,                               3.000         8/1/2017                   1,200,000    1,200,000

     FL Orange County School Board
     Certificates of Participation
      Series 2000 B,

      Insured: AMBAC                               3.000         8/1/2025                     200,000      200,000
     FL Pinellas County Health Facility Authority
      Pooled Hospital Loan Program, Series 1985,
        LOC:Wachovia Bank N.A.                     3.000        12/1/2015                     800,000      800,000

     IA Finance Authority
      Drake University, Series 2003,               3.030         7/1/2024                     600,000      600,000

     IN Educational Facilities Authority Revenue
      DePauw University Project, Series 2002,
        LOC: Northern Trust Co.                    3.030         7/1/2032                   1,100,000    1,100,000

     IN Health Facility Financing Authority
      Fayette Memorial Hospital Association, Inc.,
        Series 2002 A,
          LOC: US Bank NA                          3.080        10/1/2032                     800,000      800,000

     MN Brooklyn Center
      BCC Associates LLC, Series 2001,
        LOC: U.S. Bank N.A.                        3.080        12/1/2014                     200,000      200,000

     MN Higher Education Facilities Authority
      St. Olaf College, Series 2002,
        LOC: Harris Trust & Savings Bank,          3.030        10/1/2032                   1,400,000    1,400,000

     MS Jackson County Pollution Control Revenue
      Chevron Corp., Series 1992,                  3.000        12/1/2016                     300,000      300,000

     Scago Educational Facilities Corp. For
     Spartanburg School District Number 5
     South Carolina In
      School District Number 5 Spartanburg County:
        Insured: FSA:                              4.600         4/1/2022                          --           --

     Texas St Turnpike Authority Central Texas
     Turnpike Systems Revenue
     First Tier:
      Series A:
        Insured: AMBAC:                              (a)        8/15/2019                          --           --

                                                   Columbia Municipal Income Fund                       Columbia Tax-Exempt Fund
                                                      Acquired Fund               Pro-Forma Adjustments  Pro-Forma Combined
                                                   ------------------------------ --------------------- ------------------------
     MuniMae TE Bond Subsidiary LLC
      Series 2000 AMT,                                     --             --          --         --     10,000,000   11,244,000
                                                                     ---------      ------     ------                ----------
                                Multi-Family Total                        --          --         --                  23,241,690
                                                                     ---------      ------     ------                ----------
                                     HOUSING TOTAL                        --          --         --                  23,241,690
                                                                     ---------      ------     ------                ----------
                  Total Municipal Preferred Stocks                        --          --         --                  23,241,690
                                                                     ---------      ------     ------                ----------
Investment Company
     Dreyfus Tax-Exempt Cash Management Fund
                                                           --             --          --         --         49,207       49,207
     Columbia Tax Exempt Reserves
                                                    4,100,141      4,100,141          --         --      4,100,141    4,100,141
                                                                     ---------      ------     ------                ----------
                          Total Investment Company                 4,100,141          --         --                   4,149,348
                                                                     ---------      ------     ------                ----------
Short-Term Obligations
VARIABLE RATE DEMAND NOTES (k)
     MA Water Resources Authority
      Series 2002 D,                                       --             --          --         --      1,200,000    1,200,000

     FL Orange County School Board
     Certificates of Participation
      Series 2000 B,

      Insured: AMBAC                                       --             --          --         --        200,000      200,000
     FL Pinellas County Health Facility Authority
      Pooled Hospital Loan Program, Series 1985,
        LOC:Wachovia Bank N.A.                             --             --          --         --        800,000      800,000

     IA Finance Authority
      Drake University, Series 2003,                       --             --          --         --        600,000      600,000

     IN Educational Facilities Authority Revenue
      DePauw University Project, Series 2002,
        LOC: Northern Trust Co.                            --             --          --         --      1,100,000    1,100,000

     IN Health Facility Financing Authority
      Fayette Memorial Hospital Association, Inc.,
        Series 2002 A,
          LOC: US Bank NA                                  --             --          --         --        800,000      800,000

     MN Brooklyn Center
      BCC Associates LLC, Series 2001,
        LOC: U.S. Bank N.A.                                --             --          --         --        200,000      200,000

     MN Higher Education Facilities Authority
      St. Olaf College, Series 2002,
        LOC: Harris Trust & Savings Bank,                  --             --          --         --      1,400,000    1,400,000

     MS Jackson County Pollution Control Revenue
      Chevron Corp., Series 1992,                          --             --          --         --        300,000      300,000

     Scago Educational Facilities Corp. For
     Spartanburg School District Number 5
     South Carolina In
      School District Number 5 Spartanburg County:
        Insured: FSA:                               8,885,000      8,916,631          --         --      8,885,000    8,916,631

     Texas St Turnpike Authority Central Texas
     Turnpike Systems Revenue
     First Tier:
      Series A:
        Insured: AMBAC:                            10,330,000      5,500,932          --         --     10,330,000    5,500,932

                See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
November 30, 2005 (unaudited)


                                                                              Columbia Tax-Exempt Fund
                                             Rate  Maturity  % of Net Assets       Acquiring Fund
                                             ----- --------- --------------- -----------------------
     Fairfax County Virginia Water Authority
     Water Revenue
      Refunding Subseries B:                 5.250  4/1/2024                        --            --

     WY Uinta County
      Chevron Corp., Series 1993,            3.000 8/15/2020                 3,000,000     3,000,000
                                                                                       -------------
            VARIABLE RATE DEMAND NOTES TOTAL                                               9,600,000
                                                                                       -------------
                Total Short-Term Obligations                                               9,600,000
                                                                                       -------------
                           Total Investments                       99.2%               1,933,087,813(l)
                                                                                       -------------
             Other Assets & Liabilities, Net                        0.8%                  22,239,946
                                                                                       -------------
                                  Net Assets                      100.0%               1,955,327,759
                                                                                       =============
                   Total Investments at Cost                                           1,801,744,620

                                             Columbia Municipal Income Fund                        Columbia Tax-Exempt Fund
                                                  Acquired Fund             Pro-Forma Adjustments     Pro-Forma Combined
                                             ---------------------------    --------------------  -----------------------
     Fairfax County Virginia Water Authority
     Water Revenue
      Refunding Subseries B:                 6,175,000      6,913,530           --          --    6,175,000     6,913,530

     WY Uinta County
      Chevron Corp., Series 1993,                   --             --           --          --    3,000,000     3,000,000
                                                           -----------       ------    --------             -------------
            VARIABLE RATE DEMAND NOTES TOTAL               21,331,092           --          --                 30,931,092
                                                           -----------       ------    --------             -------------
                Total Short-Term Obligations               21,331,092           --          --                 30,931,092
                                                           -----------       ------    --------             -------------
                           Total Investments              586,578,132(m)        --          --              2,519,665,945(n)
                                                           -----------                 --------             -------------
             Other Assets & Liabilities, Net               (2,967,462)          --    (147,637)                19,124,847
                                                           -----------                 --------             -------------
                                  Net Assets              583,610,670           --    (147,637)             2,538,790,792
                                                           ===========                 ========             =============
                   Total Investments at Cost              553,419,452                                       2,355,164,072

--------
(a)Zero coupon bond.
(b)The interest rate shown on floating rate or variable securities reflects the rate at November 30, 2005.
(c)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities, which did not include any illiquid securities, except the following, amounted to $74,533,366 which represents 3.8% of net assets.


                                Acquisition
    Security                       Date        Par        Cost      Value
    --------                    ----------- ---------- ---------- ----------
    Resolution Trust Corp.
     Pass Through Certificates,
     Series 1993 A               8/27/1993  $6,615,223 $6,751,636 $6,487,549
                                                                  ----------

--------
(d)Illiquid security.
(e)The issuer is in default of certain debt covenants. Income is not being accrued. At November 30, 2005, the value of these securities amounted to $1,282,426 which represents 0.1% of net assets.
(f)Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(g)Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At November 30, 2005, the value of this security which represents less than 0.1% of net assets.

                                                      Acquisition
      Security                                           Date       Cost
      --------                                        ----------- --------
      MI Cheboygan County Economic Development Corp.,
       Metro Health Foundation Project,
       Series 1993, 11.000% 11/01/22                   2/26/1993  $476,098

--------
(h)The issuer had filed for bankruptcy protection under Chapter 11. Income is not being accrued. As of November 30, 2005, the value of these securities amounted to $554,078, which represents less than 0.1% of net assets.
(i)The issuer is in default of certain debt covenants. Income is being accrued. At November 30, 2005, the value of these securities amounted to $8,025,303 which represents 0.4% of net assets.
(j)The fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(k)Variable rate demand note. This security is payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have a demand feature that matures within one year. The interest rate changes periodically. The interest rate shown reflects the rate as of November 30, 2005.
(l)Cost for federal income tax purposes is $1,798,621,990.
(m)Cost for federal income tax purposes is $553,419,452.
(n)Cost for federal income tax purposes is $2,352,041,442.

                See Accompanying Notes to Financial Statements

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
November 30, 2005 (unaudited)

                                                      Columbia        Columbia                           Columbia
                                                  Municipal Income   Tax-Exempt                         Tax-Exempt
                                                        Fund            Fund          Pro-Forma            Fund
                                                   Acquired Fund   Acquiring Fund    Adjustments    Pro-Forma Combined
                                                  ---------------- --------------  ------------     ------------------
Assets:
Investments, at cost                                $553,419,452   $1,801,744,620  $         --       $2,355,164,072
Affiliated Investments, at cost                               --               --            --                   --
                                                    ------------   --------------  ------------       --------------
Investments, at value                               $586,578,132   $1,933,087,813  $         --       $2,519,665,945
Cash                                                         917           38,639            --               39,556
Receivable for:                                                                                                   --
   Investments sold                                           --          526,035            --              526,035
   Fund shares sold                                      580,563          180,584            --              761,147
   Interest                                            8,123,596       28,592,285            --           36,715,881
Expense reimbursement due from Investment Advisor         10,738               --            --               10,738
Deferred Trustees' compensation plan                          --          136,980            --              136,980
                                                    ------------   --------------  ------------       --------------
       Total Assets                                  595,293,946    1,962,562,336            --        2,557,856,282
                                                    ------------   --------------  ------------       --------------
Liabilities:
Payable for:
   Investments purchased                               8,864,209          519,970            --            9,384,179
   Fund shares repurchased                               244,578        2,131,455            --            2,376,033
   Distributions Payable                               2,051,477        3,007,727            --            5,059,204
   Investment advisory fee                               174,848          775,337            --              950,185
   Administration fee                                     76,684               --            --               76,684
   Transfer agent fee                                     97,474           95,639            --              193,113
Pricing and bookkeeping fees                                  --           29,529            --               29,529
Audit fee                                                 21,057               --                             21,057
Trustees' fees                                            58,010               --                             58,010
Custody fee                                                9,827               --                              9,827
Merger costs                                                  --           46,615            --               46,615
   Distribution and service fees                          10,306          289,393            --              299,699
Chief compliance officer expenses                             --            2,500            --                2,500
Deferred Trustees' fees                                       --          136,980            --              136,980
Other liabilities                                         74,806          199,432      147,637 (d)           421,875
                                                    ------------   --------------  ------------       --------------
       Total Liabilities                              11,683,276        7,234,577       147,637           19,065,490
                                                    ------------   --------------  ------------       --------------
Net Assets                                          $583,610,670    1,955,327,759  $   (147,637)(d)   $2,538,790,792
                                                    ============   ==============  ============       ==============
Composition of Net Assets:
Paid-in capital                                     $552,883,354   $1,856,545,083            --       $2,409,428,437
Undistributed net investment income                    2,117,153        4,173,938      (147,637)(d)        6,143,454
Accumulated net realized gain (loss)                  (4,548,517)     (36,734,455)           --          (41,282,972)
Unrealized appreciation on investments                33,158,680      131,343,193            --          164,501,873
                                                    ------------   --------------  ------------       --------------
Net Assets                                          $583,610,670   $1,955,327,759  $   (147,637)(d)   $2,538,790,792
                                                    ============   ==============  ============       ==============
Class A
Net assets                                          $ 30,851,037   $1,577,101,670  $    (47,602)(d)   $1,607,952,707
Shares outstanding                                     2,853,979      116,930,896      (567,395)(e)      119,217,480
                                                    ============   ==============                     ==============
Net asset value per share (b)                       $      10.81   $        13.49                     $        13.49
                                                    ============   ==============                     ==============
Maximum sales charge                                        4.75%            4.75%                              4.75%
Maximum offering price per share ( c)                      11.35            14.16                              14.16

Class B
Net assets                                          $  3,986,523   $   38,192,877  $     (1,679)(d)   $   42,177,721
Shares outstanding                                       368,747        2,831,706       (73,278)(e)        3,127,175
                                                    ============   ==============                     ==============
Net asset value and offering price per share (b)    $      10.81   $        13.49                     $        13.49
                                                    ============   ==============                     ==============
Class C
Net assets                                          $    862,261   $   10,395,759  $        421(d)    $   11,257,599
Shares outstanding                                        79,748          770,767       (15,840)(e)          834,675
                                                    ============   ==============                     ==============
Net asset value and offering price per share (b)    $      10.81   $        13.49                     $        13.49
                                                    ============   ==============                     ==============
Class Z
Net assets                                          $547,910,849   $  329,637,453  $    (97,935)(d)   $  877,450,367
Shares outstanding                                    50,677,618       24,440,239   (10,068,143)(e)       65,049,714
                                                    ============   ==============                     ==============
Net asset value and offering price per share (b)    $      10.81   $        13.49                     $        13.49
                                                    ============   ==============                     ==============

--------
(a)Class A, B, C and Z shares of Columbia Municipal Income Fund are exchanged for new Class A, B, C and Z shares of Columbia Tax-Exempt Fund, respectively, based on the Net Asset Value per share of Columbia Tax-Exempt Fund's A, B, C and Z shares, respectively, at the time of the merger.
(b)Redemption price per share is equal to net assets value less any applicable contingent deferred sales charge.
(c)On sales of $50,000 or more the offering price is reduced.
(d)Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $94,834 and $52,803 to be borne by Columbia Municipal Income Fund and Columbia Tax-Exempt Fund, respectively.
(e)Reflects adjustment to shares of the Acquired fund as a result of the merger.

PRO FORMA COMBINING STATEMENT OF OPERATIONS
For the Twelve Months Ended November 30, 2005 (unaudited)


                                                                        Columbia        Columbia
                                                                    Municipal Income   Tax-Exempt
                                                                          Fund            Fund         Pro-Forma
                                                                     Acquired Fund   Acquiring Fund   Adjustments
                                                                    ---------------- -------------- -----------
Investment Income:
Interest                                                              $29,618,550     $ 92,060,635  $        --
Dividends                                                                      --           53,339           --
                                                                      -----------     ------------  -----------
   Total Investment Income                                             29,618,550       92,113,974           --
                                                                      -----------     ------------  -----------
Expenses:
Investment advisory fee
                                                                        2,362,378        8,450,601      419,160
Administration fee                                                        859,445               --     (859,445)
Distribution fee:
       Class B                                                             46,905          305,103           --
       Class C                                                              5,523           68,056           --
Service fee:
       Class A                                                             75,768        3,227,205      (16,033)
       Class B                                                             15,635           81,361       (3,209)
       Class C                                                              1,841           18,150         (369)
Transfer agent fee                                                        154,955        1,404,436     (304,729)(b)
Pricing and bookkeeping fees                                                   --          455,977     (243,544)(c)
Legal and audit fees                                                      124,764                       (26,233)(c)
Trustees' fees                                                             20,329           55,623       (6,776)(c)
Custody fee                                                                35,712           51,381           --
Non-Recurring Costs (See Note 8)                                          172,000           35,472           --
Merger costs                                                                   --           46,615      (46,615)
Chief compliance officer expenses and fees (See Note 4)                        --           13,106           --
Other expenses                                                            131,248          394,851      (45,577)(c)
                                                                      -----------     ------------  -----------
   Total Operating Expenses                                             4,006,503       14,607,937   (1,133,370)
Interest Expense                                                            3,340
   Total Expenses                                                       4,009,843       14,607,937   (1,133,370)
Fees waived by Transfer Agent:                                                 --          (91,575)      91,575(b)
Fees waived by Distributor - Class C                                           --          (13,607)      (1,106)
Fees and expenses waived or reimbursed by Investment Advisor             (120,179)              --      120,179
Non-recurring costs assumed by Investment Advisor (See Note 8)           (172,000)         (35,472)          --
Custody earnings credit                                                        --           (9,092)          --
                                                                      -----------     ------------  -----------
   Net Expenses                                                         3,717,664       14,458,191     (922,722)
                                                                      -----------     ------------  -----------
Net Investment Income                                                  25,900,886       77,655,783      922,722
                                                                      -----------     ------------  -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and futures contracts           1,108,078        5,783,783           --
Net change in unrealized appreciation (depreciation) on investments
  and futures contracts                                                (8,049,487)     (13,925,362)          --
                                                                      -----------     ------------  -----------
Net gain (loss)                                                        (6,941,409)      (8,141,579)          --
                                                                      -----------     ------------  -----------
Net Increase in Net Assets from Operations                            $18,959,477     $ 69,514,204  $   922,722
                                                                      ===========     ============  ===========

                                                                        Columbia
                                                                       Tax-Exempt
                                                                          Fund
                                                                       Pro-Forma
                                                                        Combined
                                                                    ------------
Investment Income:
Interest                                                            $121,679,185
Dividends                                                           $     53,339
                                                                    ------------
   Total Investment Income                                           121,732,524
                                                                    ------------
Expenses:
Investment advisory fee                                               11,232,139
                                                                              (a)
Administration fee                                                           -- (a)
Distribution fee:
       Class B                                                          352,008 (a)
       Class C                                                           73,579 (a)
Service fee:
       Class A                                                        3,286,940 (a)
       Class B                                                           93,787 (a)
       Class C                                                           19,622 (a)
Transfer agent fee                                                     1,254,662
Pricing and bookkeeping fees                                             212,433
Legal and audit fees                                                      98,531
Trustees' fees                                                            69,176
Custody fee                                                               87,093
Non-Recurring Costs (See Note 8)                                         207,472
Merger costs                                                                 -- (d)
Chief compliance officer expenses and fees (See Note 4)                   13,106
Other expenses                                                           480,522
                                                                    ------------
   Total Operating Expenses                                           17,481,070
Interest Expense                                                           3,340
   Total Expenses                                                     17,484,410
Fees waived by Transfer Agent:                                                --
Fees waived by Distributor - Class C                                     (14,713) (e)
Fees and expenses waived or reimbursed by Investment Advisor                 -- (f)
Non-recurring costs assumed by Investment Advisor (See Note 8)          (207,472)
Custody earnings credit                                                   (9,092)
                                                                    ------------
   Net Expenses                                                       17,253,133
                                                                    ------------
Net Investment Income                                                104,479,391
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and futures contracts          6,891,861
Net change in unrealized appreciation (depreciation) on investments
  and futures contracts                                              (21,974,849)
                                                                    ------------
Net gain (loss)                                                      (15,082,988)
                                                                    ------------
Net Increase in Net Assets from Operations                          $ 89,396,403
                                                                    ============

--------
(a)Based on the contract in effect for Columbia Tax-Exempt Fund, the surviving fund.
(b)Reflects the impact of changes to the transfer agent fee that is expected to be implemented on the date the merger is consummated.
(c)Reflects elimination of duplicate expenses achieved as a result of merging funds.
(d)Previous merger costs borne by the Aquiring fund as part of another fund merger are not expected going forward.
(e)Based on voluntary 12b-1 fee waiver in effect for Class C of the Columbia Tax-Exempt Insured Fund, the Acquired fund.
(f)Upon completion of the merger, it is expected that the advisor will not have to waive/ reimburse fees on the Acquiring fund.

   The following table shows on an unaudited basis the capitalization of the Tax-Exempt Insured Fund, the Municipal Income Fund and the Acquiring Fund as of November 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Exempt Insured Fund and the Municipal Income Fund by the Acquiring Fund at net asset value as of that date:

                                                                                                        Columbia Tax-
                                       Columbia      Columbia Tax-                                         Exempt
                                       Municipal    Exempt Insured   Columbia Tax-                          Fund
                                      Income Fund        Fund         Exempt Fund        Pro Forma        Pro Forma
                                    (Acquired Fund) (Acquired Fund) (Acquiring Fund)    Adjustments     Combined/(1)/
                                    --------------- --------------- ---------------- ------------       --------------
Class A /(3)/
Net asset value....................  $ 30,851,037     114,270,776    $1,577,101,670  $   (137,655)/(2)/ $1,722,085,828

Shares outstanding.................     2,853,979      13,596,255       116,930,896    (5,699,549)*        127,681,581

Net asset value per share..........  $      10.81    $       8.40    $        13.49                     $        13.49

Class B /(3)/
Net asset value....................  $  3,986,523      15,639,395    $   38,192,877  $    (14,004)/(2)/ $   57,804,791

Shares outstanding.................       368,747       1,860,818         2,831,706      (775,677)*          4,285,594

Net asset value per share..........  $      10.81    $       8.40    $        13.49                     $        13.49

Class C /(3)/
Net asset value....................  $    862,261       8,994,401    $   10,395,759  $     (7,509)/(2)/ $   20,244,912

Shares outstanding.................        79,748       1,070,181         1,070,181      (419,000)*          1,500,896

Net asset value per share..........  $      10.81    $       8.40    $        13.49                     $        13.49

Class Z /(3)/
Net asset value....................  $547,910,849    $          -    $  329,637,453  $    (97,935)/(2)/ $  877,450,367

Shares outstanding.................    50,677,618               -        24,440,239   (10,068,143)*         65,049,714

Net asset value per share..........  $      10.81                    $        13.49                     $        13.49



--------
* Approximately reflects shares issued to Acquired Fund shareholders at the time of the merger

(1) Assumes the Acquisition was consummated on November 30, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Tax-Exempt Fund will be received by the shareholders of the Columbia Municipal Income Fund and the Columbia Tax-Exempt Insured Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Tax-Exempt Fund that actually will be received on or after such date.

(2) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $94,834, $109,466 and $52,803 to be borne by Columbia Municipal Income Fund,
    Columbia Tax-Exempt Insured Fund and Columbia Tax-Exempt Fund, respectively.

(3) Class A, B, C and Z shares of Columbia Municipal Income Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Tax-Exempt Fund and Class A, B and C shares of Columbia Tax-Exempt Insured Fund are exchanged for Class A, B, and C shares, respectively of Columbia Tax-Exempt Fund based on the net asset value of Columbia Tax-Exempt Fund's shares, respectively, at the time of the merger.

                           COLUMBIA TAX-EXEMPT FUND
                                      AND
                        COLUMBIA MUNICIPAL INCOME FUND

                   PRO-FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               November 30, 2005
                                  (unaudited)

Note 1. Organization

Columbia Tax-Exempt Fund (the "Acquiring Fund" or the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Municipal Income Fund (the "Acquired Fund"), a series of the Columbia Funds Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation. The Acquired Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long term municipal securities.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares and each offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund with the Acquiring Fund as if such merger had occurred on December 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro-Forma Investment Portfolios and Pro-Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of November 30, 2005. The Pro- Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended November 30, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of November 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated November 30, 2005 and March 31, 2005 for the Acquiring Fund and the Acquired Fund, respectively, as well as the semi-annual shareholder report dated September 30, 2005 for the Acquired Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Capital Loss Carryforwards

As of March 31, 2005, the Acquired Fund had capital loss carryforwards of approximately $6 million, of which $5 million expires in 2011 and $1 million expires in 2012. These capital loss carryforwards may be available to the Acquiring Fund to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. The availability of a portion of the capital loss carryforwards may be limited in a given year.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of November 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at November 30, 2005:

                          Shares of    Additional Shares   Total Shares
                       Acquiring Fund   Assumed Issued     Outstanding
       Class of Shares Pre-Combination    with Merger    Post Combination
       --------------- --------------- ----------------- ----------------
       Class A Shares    116,930,896       2,286,584       119,217,480
       Class B Shares      2,831,706         295,469         3,127,175
       Class C Shares        770,767          63,908           834,675
       Class Z Shares     24,440,239      40,609,475        65,049,714

Note 6. Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                                                 Filed pursuant to Rule 497(b).
                                                           File no. 333-134446.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 June 26, 2006

This Statement of Additional Information (the "SAI") relates to the proposed mergers (the "Mergers") of Columbia Florida Intermediate Municipal Bond Fund (the "Florida Intermediate Fund") and Columbia Texas Intermediate Municipal Bond Fund (the "Texas Intermediate Fund" and, together with the Florida Intermediate Fund, the "Acquired Funds"), each a series of Columbia Funds Series Trust, into Columbia Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated June 26, 2006 (the "Prospectus/Proxy Statement") which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of such Acquired Fund. The Acquiring Fund will be the survivor of each Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund............................   2
Independent Registered Public Accounting Firm..............................   2
Financial Statements.......................................................   2
Appendix A - Statement of Additional Information of the Acquiring Fund..... A-1
Appendix B - Pro Forma Financial Statements................................ B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated March 1, 2006, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Mergers are attached hereto as Appendix B. Pro forma financial statements with respect to the merger of Texas Intermediate Fund have been omitted because, as of May 10, 2006, the net asset value of Texas Intermediate Fund was less than 10% of the net asset value of the Acquiring Fund.

    Appendix A - Statement of Additional Information of the Acquiring Fund

                   COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND
                   A Series of Columbia Funds Series Trust I
                      Statement of Additional Information
                                 March 1, 2006

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Intermediate Municipal Bond Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2006. This SAI should be read together with a Prospectus of the Fund and the most recent Annual Report dated October 31, 2005 of the Fund. The Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. Investors may obtain a free copy of the Fund's Prospectus and the Fund's Annual Report from Columbia Management Distributors, Inc. ("CMD"), One Financial Center, Boston, MA 02111-2621. The financial statements and Report of Independent Registered Public Accounting Firm of the Fund appearing in the Fund's October 31, 2005 Annual Report are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CMD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

                                                          Page
                                                          ----
Part 1

Definitions                                                 b
Organization and History                                    b
Investment Goals and Policies                               b
Fundamental and Non-Fundamental Investment Policies         c
Portfolio Turnover                                          f
Fund Charges and Expenses                                   f
Custodian of the Fund                                       o
Independent Registered Public Accounting Firm of the Fund   o

Part 2

Miscellaneous Investment Practices                          1
Taxes                                                      22
Additional Tax Matters Concerning Trust Shares             27
Management of the Funds                                    29
Determination of Net Asset Value                           42
How to Buy Shares                                          43
Special Purchase Programs/Investor Services                47
Programs for Reducing or Eliminating Sales Charges         49
How to Sell Shares                                         52
Distributions                                              56
How to Exchange Shares                                     56
Suspension of Redemptions                                  57
Shareholder Liability                                      57
Shareholder Meetings                                       57
Appendix I                                                 59
Appendix II                                                65

                                    Part 1

                   COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND
                      Statement of Additional Information
                                 March 1, 2006

DEFINITIONS
 "Trust"  Columbia Funds Series Trust I (formerly named Columbia Funds
          Trust IX)
 "Fund"   Columbia Intermediate Municipal Bond Fund
"Advisor" Columbia Management Advisors, LLC, the Fund's investment advisor and administrator
  "CMD" Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.), the Fund's distributor
  "CMS" Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.), the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end, diversified management investment company representing the entire interest in a separate series of the Trust. The Fund commenced investment operations as a series of the Trust on September 26, 2005. Prior to September 26, 2005 (the "Fund Reorganization Date"), the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust, under the name Columbia Intermediate Tax-Exempt Bond Fund (the "Predecessor Fund") that commenced business operations as a separate portfolio of the Boston 1784 Funds. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

The Trust changed its name from "Liberty-Stein Roe Funds Municipal Trust" to "Columbia Funds Trust IX" effective October 13, 2003. Effective September 19, 2005, the name of the Trust was changed from "Columbia Funds Trust IX" to its current name.

The Fund offers six classes of shares -- A, B, C, G, T and Z shares.

INVESTMENT GOALS AND POLICIES

The Prospectuses describe the Fund's investment goals, investment strategies and risks. Part 1 of this SAI contains additional information concerning, among other things, the investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

   Short-Term Trading
   Lower-Rated Debt Securities
   Other Investment Companies
   Zero Coupon Securities (Zeros)
   Money Market Instruments
   Stripped Obligations
   Municipal Securities
   Private Activity Bonds
   Municipal Lease Obligations
   Securities Loans
   Mortgage-Backed Securities
   Non-Agency Mortgage-Backed Securities
   Asset-Backed Securities
   Repurchase Agreements
   Reverse Repurchase Agreements
   Options on Securities (Limited to writing covered call options for hedging purposes only and purchasing put and call options)
   Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)

                                       b

Foreign Currency Transactions
Participation Interests
Stand-by Commitments
Swap Agreements
Variable and Floating Rate Obligations
Convertible Securities
Guaranteed Investment Contracts
Loan Participations

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
In addition to the Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares. The Investment Company Act of 1940, as amended (the "1940 Act") provides that a "vote of the holders of a majority of the outstanding shares" of the Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or
(b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

Additional Fundamental Investment Policies
The Fund may not, as a matter of fundamental policy:

       1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies;

       2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

       3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

       4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
          (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management

                                       c
          investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

       5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

       6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

       7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and
          (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies
The following investment limitations with respect to the Fund may be changed by the Trust's Board of Trustees without shareholder approval:

       1. The Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

       2. The Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment goal and policies, write covered call options and purchase and sell other options.

       3. The Fund may not purchase securities of companies for the purpose of exercising control.

       4. The Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act.

       5. The Fund may invest in warrants.

       6. The Fund may invest in illiquid securities in an amount not exceeding, in the aggregate, 15% of the Fund's net assets.

       7. The Fund may not purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, member or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

       8. The Fund may invest in interests in oil, gas or other mineral exploration or development programs. The Fund may not invest in oil, gas or mineral leases.

Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by S&P or Moody's or unrated instruments determined by the advisor to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when the Advisor believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by the Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by the Advisor in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the

                                       d

Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix I to Part 2 of this Statement of Additional Information for a description of S&P's and Moody's rating categories.

The Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Advisor, although the Fund does not presently intend to do so on a regular basis. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Among other instruments, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that, with respect to the Fund, are rated in the two highest rating categories assigned by a rating agency with respect to such instruments or, if unrated, determined by the advisor to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Fund's Prospectuses.

Investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

The Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment goal and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid; the Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

The Fund currently expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment goals.

The Fund will not invest more than 10% of its total assets in asset-backed securities.

The Fund may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three rating categories by S&P, Moody's or Fitch Ratings, or if unrated, determined by the Advisor to be of comparable quality.

The Fund will only enter into repurchase agreements with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Advisor. The Fund will not enter into repurchase agreements with the Advisor or any of its affiliates. Investments by the Fund in repurchase agreements will be, under normal market conditions, subject to the Fund's 20% overall limit on taxable obligations.

The Fund may write covered call options provided that the aggregate value of such options does not exceed 10% of the Fund's net assets as of the time the Fund enters into such options. The Fund may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert

                                       e
foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund also may engage in currency swaps.

The Fund may invest in securities issued by other investment companies and foreign investment trusts. The Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if the Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

PORTFOLIO TURNOVER
Portfolio turnover is included in the Prospectuses under "Financial Highlights." The Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund seeks to maintain a low portfolio turnover rate, although the Fund may engage in higher portfolio turnover in order to reduce shareholder exposure to taxes (such as when the Advisor sells securities to create a loss to offset gains realized on other securities).

FUND CHARGES AND EXPENSES
Effective November 1, 2004, under the Fund's management agreement with the Advisor, the Fund pays the Advisor a monthly fee at the annual rate of:

Average Daily Net Assets                              Rate
------------------------                              ----
Net assets under $500 million                         0.48%
Net assets of $ 500 million but less than $ 1 billion 0.43%
Net assets of $ 1 billion but less than $ 1.5 billion 0.40%
Net assets of $ 1.5 billion but less than $ 3 billion 0.37%
Net assets of $ 3 billion but less than $ 6 billion   0.36%
Net assets in excess of $6 billion                    0.35%

Prior to November 1, 2004, the Fund paid the Advisor a monthly fee at the annual rate of: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

Prior to November 1, 2003, the Fund paid the Advisor a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. In addition, the Advisor waived fees as follows: 0.20% of the first $500 million of average daily net assets, plus 0.25% of the next $500 million of average daily net assets, plus 0.30% of the next $500 million of average daily net assets, plus 0.35% of the next $500 million of average daily net assets, plus 0.40% of average daily net assets in excess of $2 billion.

                                       f

Under the Fund's administration agreement (the "Agreement"), the Fund pays the Advisor a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund.

The Advisor provides certain pricing and bookkeeping services to the Fund. Effective November 1, 2005, the Fund entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, the Fund will continue to receive substantially the same pricing, bookkeeping and administrative services as it currently receives under the Agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated the pricing and bookkeeping function to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement. The Advisor and State Street will continue to provide these services to the Fund. For services provided under the Pricing and Bookkeeping Agreement, the Fund will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on the Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. The Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administrative Agreement.

Under its prior pricing and bookkeeping agreement with the Fund, the Advisor received from the Fund an annual fee based on the average daily net assets of the Fund as follows: $25,000 under $50 million; $35,000 of $50 million but less than $200 million; $50,000 of $200 million but less than $500 million; $85,000 of $500 million but less than $1 billion and $125,000 in excess of $1 billion. The annual fees for the Fund with more than 25% in non-domestic assets were 150% of the annual fees described above.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

CMS acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective November 1, 2005, the Fund entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and will continue to retain Boston Financial Data Services, Inc. to assist it) for a reduced fee. The new fee is $15.23 per account per annum, payable monthly. In addition, the Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. The Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

Prior to November 1, 2005, under the shareholders' servicing and transfer agency fee arrangement between CMS and the Fund, the Fund paid $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

..   A new account set up charge of $5.00 per account; plus

..   An account maintenance fee of $14.00 per annum for each open non-networked account, $11.00 per annum for each of the first 100,000 networked accounts, and $8.00 per annum for each networked account in excess of the first 100,000, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

..   An account fee of $14.00 per annum for each of the first 100,000 closed accounts and $11.00 per annum for each closed account in excess of the first 100,000, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

..   The Fund's allocated share of CMS' out-of-pocket expenses reasonably incurred by CMS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.

                                       g

Recent Fees Paid to the Advisor, CMD, CMS and Other Service Providers
The following tables present recent fees paid to the Advisor, CMD, CMS and other service providers by the Fund.

                                                 Years ended October 31,
                                             --------------------------------
                                                2005       2004       2003
                                             ---------- ---------- ----------
Advisory fee                                 $3,108,480 $2,998,135 $4,326,111
Advisory fee waiver                              66,690        N/A  1,194,121
Pricing and Bookkeeping Fees                    125,117    129,576    128,407
Waivers by Distributor (Class A)                    N/A        N/A      8,568
Waivers by Distributor (Class B)                    N/A        N/A      4,598
Waivers by Distributor (Class C)                 15,869      9,486      6,089
Waivers by Transfer Agent                         5,290         --         --
Waivers by Transfer Agent (Class A)                  --         36        N/A
Waivers by Transfer Agent (Class B)                  --        156        920
Waivers by Transfer Agent (Class C)                  --         32        102
Waivers by Transfer Agent (Class G)                  --          3        N/A
Waivers by Transfer Agent (Class T)                  --         35        N/A
Waivers by Transfer Agent (Class Z)                  --        796        N/A
Administration fee (net of fee waivers)         454,051    368,250    386,964
Shareholder service and Transfer Agency Fee:    152,147        N/A        N/A
   Transfer Agent fee Class A                        --      8,647         --
   Transfer Agent fee Class B                        --      1,270         --
   Transfer Agent fee Class C                        --        833         --
   Transfer Agent fee Class G                        --        628
   Transfer Agent fee Class T                        --      9,720         --
   Transfer Agent fee Class Z                        --    170,269         --
   Service fee Class A                           50,737     44,249     42,792
   Service fee Class B                            5,784      5,829      7,663
   Service fee Class C                            7,053      4,205      2,537
   Service fee Class G                              954      2,083      3,480
   Shareholder Service fee Class T               27,598     33,729     36,455
   Distribution fee Class B                      18,797     18,945     22,988
   Distribution fee Class C                      22,922     13,690      7,609
   Distribution fee Class G                       4,135      9,025     15,078

Trustees and Trustees' Fees
The Columbia Fund Complex includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2005 and the calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                                                             Total Compensation
                        Pension or          Aggregate          From the Fund
                        Retirement    Compensation from the Complex Paid to the
                     Benefits Accrued     Fund for the        Trustees for the
                     as part of Fund    Fiscal Year Ended   Calendar Year Ended
Trustee(a)             Expenses(b)      October 31, 2005    December 31, 2005(a)
----------           ---------------- --------------------- --------------------
Douglas A. Hacker          N/A               $1,444               $111,277
Janet Langford Kelly       N/A                1,591                116,500
Richard W. Lowry           N/A                1,315                142,500
William E. Mayer           N/A                1,500                147,750

                                       h

                                                              Total Compensation
                         Pension or          Aggregate          From the Fund
                         Retirement    Compensation from the Complex Paid to the
                      Benefits Accrued     Fund for the        Trustees for the
                      as part of Fund    Fiscal Year Ended   Calendar Year Ended
Trustee(a)              Expenses(b)      October 31, 2005    December 31, 2005(a)
----------            ---------------- --------------------- --------------------
Charles R. Nelson           N/A                1,464               111,500
John J. Neuhauser           N/A                1,360               137,833
Patrick J. Simpson(c)       N/A                1,394               107,500
Thomas E. Stitzel           N/A                1,498               113,000
Thomas C. Theobald(d)       N/A                2,730               205,500
Anne-Lee Verville           N/A                1,547               120,723
Richard L. Woolworth        N/A                1,377               106,500

(a) As of December 31, 2005, the Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.
(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) During the fiscal year ended October 31, 2005 and the calendar year ended December 31, 2005, Mr. Simpson deferred $1,394 of his compensation from the Fund, and $107,500 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under that plan was $269,502.
(d) During the fiscal year ended October 31, 2005 and the calendar year ended December 31, 2005, Mr. Theobald deferred $1,584 of his compensation from the Fund, and $150,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.

Role of the Board of Trustees
The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund.

Audit Committee
Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent auditors, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended October 31, 2005, the Audit Committee convened seven times.

Governance Committee
Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Fund's investment advisor. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended October 31, 2005, the Governance Committee convened five times.

Advisory Fees & Expenses Committee
Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended October 31, 2005, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee
Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended October 31, 2005, the Compliance Committee convened four times.

Investment Oversight Committees
Each Trustee of the Fund also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Fund's adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Fund attend IOC meetings from time to time to assist each IOC in its review of the Fund. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

        IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

        IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income -- Multi Sector, Fixed Income -- Core and Young Investor.

        IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

        IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in the Fund and (ii) in the funds in the Columbia Fund Complex.

                                                Aggregate Dollar Range of
                                               Equity Securities Owned in
                       Dollar Range of Equity All Funds Overseen by Trustee
                          Securities Owned             in the Fund
Name of Trustee             in the Fund                  Complex
---------------        ---------------------- -----------------------------
Disinterested Trustees

Douglas A. Hacker               None                    Over $100,000
Janet Langford Kelly            None                    Over $100,000
Richard W. Lowry                None                    Over $ 100,000
Charles R. Nelson               None                    Over $ 100,000
John J. Neuhauser               None                    Over $ 100,000
Patrick J. Simpson              None                    Over $ 100,000
Thomas E. Stitzel               None                  $50,001 - $100,000
Thomas C. Theobald              None                    Over $ 100,000
Anne-Lee Verville               None                 Over $ 100,000/(1)/
Richard L. Woolworth            None                    Over $ 100,000

Interested Trustees
William E. Mayer                None                     $1-$ 10,000


                                       j

(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

Portfolio Manager

Other Accounts Managed by Portfolio Manager

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio manager managed as of October 31, 2005.

                     Other SEC-registered
                    Open-end and Closed-end Other Pooled Investment
                            Funds                  Vehicles          Other Accounts
                    ----------------------  ----------------------  ----------------
                    Number of               Number of               Number of
Portfolio Manager   Accounts      Assets    Accounts      Assets    Accounts  Assets
-----------------   ---------  ------------ ---------  ------------ --------- ------
Susan A. Sanderson*     2      $614 million     2      $719 million   None     N/A

--------
*  Information is as of November 30, 2005.

See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                           Dollar Range of Equity
                           Securities in the Fund
Portfolio Manager            Beneficially Owned
-----------------         ------------------------
Susan A. Sanderson*                 None

*  Information is as of November 30, 2005.

Compensation
As of the Fund's most recent fiscal year end, the portfolio manager received all of her compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Portfolio Manager    Performance Benchmark            Peer Group
-----------------  ------------------------- -----------------------------
Susan A. Sanderson Lehman Brothers 3-15 Year Lipper Intermediate Municipal
                             Blend                Debt Funds Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                       k

Brokerage Commissions (dollars in thousands)

                                        Year ended       Year ended       Year ended
                                     October 31, 2005 October 31, 2004 October 31, 2003
                                     ---------------- ---------------- ----------------
Total commissions                          $14               $0               $0
Directed transactions(a)                     0                0                0
Commissions on directed transactions         0                0                0

(a) See "Management of the Funds -- Portfolio Transactions -- Brokerage and Research Services" in Part 2 of this SAI.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At October 31, 2005, the Fund did not hold securities of its regular brokers or dealers.

Sales-related expenses (dollars in thousands) of CMD relating to the Fund as of the year ended October 31, 2005 were (in Dollars):

                                                               Class A Class B Class C Class T Class G
                                                               ------- ------- ------- ------- -------
Fees to financial service firms ("FSFs")                         $83    $ 76    $ 43    $ 28     $ 1
Allocated cost of sales material relating to the Fund
(including printing, mailing, and promotion expenses)              2      (a)      1       1      (a)
Allocated travel, entertainment and other promotional expenses     4       1       1       1      (a)

(a)Rounds to less than one.

Sales Charges (dollars in thousands)

                                                                     Year ended October 31, 2005
                                                               --------------------------------------
                                                               Class A Class B Class C Class G Class T
                                                               ------- ------- ------- ------- -------
Aggregate initial sales charges on Fund share sales              $25     N/A     N/A     N/A      (a)
Aggregate CDSC retained by CMD Fund share sales                    0      13       2      (a)      0
Initial sales charges retained by CMD                              4     N/A     N/A     N/A       0

                                                                     Year ended October 31, 2004
                                                               --------------------------------------
                                                               Class A Class B Class C Class G Class T
                                                               ------- ------- ------- ------- -------
Aggregate initial sales charges on Fund share sales              $32     N/A     N/A     N/A     $ 2
Aggregate CDSC retained by CFD Fund share sales                    0       4      (a)      2       0
Initial sales charges retained by CFD                              5     N/A     N/A     N/A      (a)

                                                                     Year ended October 31, 2003
                                                               --------------------------------------
                                                               Class A Class B Class C Class G Class T
                                                               ------- ------- ------- ------- -------
Aggregate initial sales charges on Fund share sales              $72     N/A     N/A     N/A     $ 1
Aggregate CDSC retained by CFD Fund share sales                    7       1      (a)      8       0
Initial sales charges retained by CFD                             10     N/A     N/A     N/A      (a)

(a)Rounds to less than one.

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares

The Fund offers Class A, Class B, Class C, Class T, Class G and Class Z shares. The Fund may in the future offer other classes of shares.

The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays CMD monthly a service fee at an annual rate of 0.20% of the Fund's average daily net assets attributed to Class A, B and C shares.

The Fund also pays CMD monthly a distribution fee at an annual rate of 0.65% of the Fund's average daily net assets attributed to Class B and Class C shares.

                                       l

The Fund may pay CMD distribution and service fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Fund does not intend to pay more than a total of 0.80% for Class G distribution and shareholder service fees during the current fiscal year.

CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD's expenses, CMD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Fund are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, the Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers.

Current service arrangements are limited to payments of 0.15% for the Fund.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to the Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within four years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

                                       m

Eight years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See the Prospectus for a description of the different programs.

Eight years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See the Prospectus for a description of the different programs.

Ownership of the Fund
As of record on January 31, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the then outstanding Classes A, B, C, T, G or Z of the Fund.

As of record on January 31, 2006, the following shareholders owned of record 5% or more of the shares of the classes of the Fund noted below:

Class Account                                                      Percent
----- -----------------------------------------------------------  -------
  A   Merrill Lynch Pierce Fenner & Smith                            6.12%
      For The Sole Benefit Of Its Customers
      4800 Deer Lake Dr E Fl 2
      Jacksonville, FL 32246-6484

  B   Merrill Lynch Pierce Fenner & Smith                           12.64%
      For The Sole Benefit Of Its Customers
      4800 Deer Lake Dr E Fl 2
      Jacksonville, FL 32246-6484

  C   Merrill Lynch Pierce Fenner & Smith                           42.23%
      For The Sole Benefit Of Its Customers
      4800 Deer Lake Dr E Fl 2
      Jacksonville, FL 32246-6484

  G   NFS LLC FEBO                                                  43.07%
      Alan Landman
      Po Box 2304
      Providence, RI 02906-0304

      NFS LLC FEBO                                                  11.07%
      Eugene Garrow
      Barbara Garrow
      45 Gifford Ave.
      Jersey City, NJ 07304-1903

      NFS LLC FEBO                                                  19.78%
      Marion H. Popp
      14 Vine St.
      Batavia, NY 14020-2427

      William L Krompegal                                            5.55%
      Adeline Krompegal
      84 Hickory Hill Ln.
      Newington, CT 06111-4727

      Howard L. Lovelace                                            14.12%
      Mary E Lovelace
      15 Nottinghill Ct.
      Manalapan, NJ 07726-8685

                                       n

Class Account                                                      Percent
----- -------                                                      -------
  T   Charles Schwab & Co Inc.                                       9.21%
      Attn Mutual Funds
      101 Montgomery St.
      San Francisco, CA 94104-4122

  Z   Bank Of America NA                                            94.40%
      411 N. Akard St
      Dallas, TX 75201-3307

CUSTODIAN OF THE FUND
State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP for the years ended October 31, 2005 and 2004. The financial statements for the periods ended October 31, 2003, 2002 and 2001, have been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements.

                                       o

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VIII, Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX) and Columbia Funds Trust XI (each a Trust and together, the Trusts). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

   1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

   2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

   3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

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   4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

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The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities ("Zeros")

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds ("Steps")

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind ("PIK") Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

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Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a

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segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter ("OTC") options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability
- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities of any issuer, other than U.S. government securities or other regulated investment companies, or (y) in the securities of one or more "qualified publicly traded partnership" (as defined below); or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest, income, for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax
(AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate federal AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of long-term capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Non-U.S. Shareholders. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the annual gift-tax exemption, which in 2006 is $12,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $24,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $2 million in 2006, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (46% for gifts made in 2006) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC ("Columbia Advisors" or "CMA" or the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005 Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

Trustees and Officers (this section applies to all of the Funds)

The Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

                                                                                     Number of
                                                                                   Portfolios in
                                              Year First                           Columbia Fund
                                              Elected or                              Complex
                                              Appointed   Principal Occupation(s)    Overseen
Name and Year of Birth   Position with Funds to Office(1) During Past Five Years    by Trustee   Other Directorships Held(2)
----------------------   ------------------- ------------ ------------------------ ------------- ---------------------------
Disinterested Trustee(3)

Thomas C. Theobald           Trustee and         1996     Partner and Senior             83       Anixter International
(Born 1937)                Chairman of the                Advisor, Chicago Growth                 (network support
                                Board                     Partners (private equity                equipment distributor);
                                                          investing) since                        Ventas, Inc. (real estate
                                                          September, 2004;                        investment trust); Jones
                                                          Managing Director,                      Lang LaSalle (real estate
                                                          William Blair Capital                   management services) and
                                                          Partners (private equity                Ambac Financial Group
                                                          investing) from                         (financial guaranty
                                                          September, 1994 to                      insurance)
                                                          September, 2004.

                                                                                     Number of
                                                                                   Portfolios in
                                            Year First                             Columbia Fund
                                            Elected or                                Complex
                                            Appointed    Principal Occupation(s)     Overseen
Name and Year of Birth Position with Funds to Office(1)  During Past Five Years     by Trustee   Other Directorships Held(2)
---------------------- ------------------- ------------ -------------------------- ------------- ---------------------------
Disinterested Trustees

Douglas A. Hacker            Trustee           1996     Executive Vice President        83           Nash Finch Company
(Born 1955)                                             -- Strategy of United                        (food distributor)
                                                        Airlines (airline) since
                                                        December, 2002;
                                                        President of UAL Loyalty
                                                        Services (airline) from
                                                        September, 2001 to
                                                        December, 2002;
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer of United Airlines
                                                        from July, 1999 to
                                                        September, 2001.

Janet Langford Kelly         Trustee           1996     Partner, Zelle, Hofmann,        83           UAL Corporation
(Born 1957)                                             Voelbel, Mason & Gette                       (airline)
                                                        LLP (law firm) since
                                                        March, 2005; Adjunct
                                                        Professor of Law,
                                                        Northwestern University,
                                                        since September, 2004;
                                                        Chief Administrative
                                                        Officer and Senior Vice
                                                        President, Kmart Holding
                                                        Corporation (consumer
                                                        goods), from September,
                                                        2003 to March, 2004;
                                                        Executive Vice President-
                                                        Corporate Development
                                                        and Administration,
                                                        General Counsel and
                                                        Secretary, Kellogg
                                                        Company (food
                                                        manufacturer), from
                                                        September, 1999 to
                                                        August, 2003.

                                                                                     Number of
                                                                                   Portfolios in
                                            Year First                             Columbia Fund
                                            Elected or                                Complex
                                            Appointed    Principal Occupation(s)     Overseen    Other Directorships
Name and Year of Birth Position with Funds to Office(1)  During Past Five Years     by Trustee         Held(2)
---------------------- ------------------- ------------ -------------------------- ------------- -------------------
Disinterested Trustees

Richard W. Lowry             Trustee           1995     Private Investor since          85       None
(Born 1936)                                             August, 1987 (formerly
                                                        Chairman and Chief
                                                        Executive Officer, U.S.
                                                        Plywood Corporation
                                                        (building products
                                                        manufacturer) until 1987.)

Charles R. Nelson            Trustee           1981     Professor of Economics,         83       None
(Born 1943)                                             University of Washington
                                                        since January, 1976; Ford
                                                        and Louisa University of
                                                        Washington Van Voorhis
                                                        Professor of Political
                                                        Economy, University of
                                                        Washington, since
                                                        September, 1993;
                                                        Director, Institute for
                                                        Economic Research,
                                                        University of Washington
                                                        from September, 2001 to
                                                        June, 2003; Adjunct
                                                        Professor of Statistics,
                                                        University of Washington
                                                        since September, 1980;
                                                        Associate Editor, Journal
                                                        of Money Credit and
                                                        Banking since September,
                                                        1993; consultant on
                                                        econometric and
                                                        statistical matters.

John J. Neuhauser            Trustee           1985     University Professor,           85       Saucony, Inc.
(Born 1942)                                             Boston College since                     (athletic footwear)
                                                        December, 2005;
                                                        Academic Vice President
                                                        and Dean of Faculties,
                                                        Boston College from
                                                        August, 1999 to
                                                        December, 2005.

                                                                                    Number of
                                                                                  Portfolios in
                                            Year First                            Columbia Fund
                                            Elected or                               Complex
                                            Appointed    Principal Occupation(s)    Overseen
Name and Year of Birth Position with Funds to Office(1)  During Past Five Years    by Trustee   Other Directorships Held(2)
---------------------- ------------------- ------------ ------------------------- ------------- ---------------------------
Disinterested Trustees

Patrick J. Simpson           Trustee           2000     Partner, Perkins Coie          83       None
(Born 1944)                                             L.L.P. (law firm).

Thomas E. Stitzel            Trustee           1998     Business Consultant since      83       None
(Born 1936)                                             1999; Chartered Financial
                                                        Analyst.

Anne-Lee Verville            Trustee           1998     Retired since 1997             83       Chairman of the Board of
(Born 1945)                                             (formerly General                       Directors, Enesco Group,
                                                        Manager, Global                         Inc. (producer of giftware
                                                        Education Industry, IBM                 and home and garden
                                                        Corporation (computer                   decor products)
                                                        and technology) from
                                                        1994 to 1997).

Richard L. Woolworth         Trustee           1991     Retired since December,        83       Northwest Natural Gas
(Born 1941)                                             2003 (formerly Chairman                 (natural gas service
                                                        and Chief Executive                     provider)
                                                        Officer, The Regence
                                                        Group Co. (regional
                                                        health insurer); Chairman
                                                        and Chief Executive
                                                        Officer, BlueCross
                                                        BlueShield of Oregon;
                                                        Certified Public
                                                        Accountant, Arthur
                                                        Young & Company).

                                                                                   Number of
                                                                                 Portfolios in
                                            Year First                           Columbia Fund
                                            Elected or                              Complex
                                            Appointed   Principal Occupation(s)    Overseen
Name and Year of Birth Position with Funds to Office(1) During Past Five Years    by Trustee   Other Directorships Held(2)
---------------------- ------------------- ------------ ------------------------ ------------- ---------------------------
 Interested Trustee

 William E. Mayer(3)         Trustee           1994     Partner, Park Avenue          85       Lee Enterprises (print
 (Born 1940)                                            Equity Partners (private               media), WR Hambrecht +
                                                        equity) since February,                Co. (financial service
                                                        1999.                                  provider); Reader's
                                                                                               Digest (publishing);
                                                                                               OPENFIELD Solutions
                                                                                               (retail industry technology
                                                                                               provider)

--------
(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                                                       Year First
                                                                       Elected or
                                                                       Appointed
Name, Year of Birth and Address          Position with Funds           to Office  Principal Occupation(s) During Past Five Years
------------------------------- -------------------------------------- ---------- ----------------------------------------------
           Officers

Christopher L. Wilson           President                              2004       Head of Mutual Funds since August,
(Born 1957)                                                                       2004 and Managing Director of the
                                                                                  Advisor since September, 2005;
                                                                                  President and Chief Executive
                                                                                  Officer, CDC IXIS Asset
                                                                                  Management Services, Inc.
                                                                                  (investment management) from
                                                                                  September, 1998 to August, 2004.

James R. Bordewick, Jr.         Senior Vice President, Secretary and   2006       Associate General Counsel, Bank of
(Born 1959)                     Chief Legal Officer                               America since April, 2005; Senior
                                                                                  Vice President and Associate General
                                                                                  Counsel, MFS Investment
                                                                                  Management (investment
                                                                                  management) prior to April, 2005.

J. Kevin Connaughton            Senior Vice President, Chief Financial 2000       Managing Director of the Advisor
(Born 1964)                     Officer and Treasurer                             since February, 1998.

Mary Joan Hoene                 Senior Vice President and Chief        2004       Senior Vice President and Chief
(Born 1949)                     Compliance Officer                                Compliance Officer of various funds
100 Federal Street                                                                in the Columbia Fund Complex;
Boston, MA 02110                                                                  Partner, Carter, Ledyard & Milburn
                                                                                  LLP (law firm) from January, 2001 to
                                                                                  August, 2004.

Michael G. Clarke               Chief Accounting Officer and           2004       Managing Director of the Advisor
(Born 1969)                     Assistant Treasurer                               since February, 2001.

Stephen T. Welsh                Vice President                         1996       President, Columbia Management
(Born 1957)                                                                       Services, Inc. since July, 2004; Senior
                                                                                  Vice President and Controller,
                                                                                  Columbia Management Services, Inc.
                                                                                  prior to July, 2004.

Jeffrey R. Coleman              Deputy Treasurer                       2004       Group Operations Manager of the
(Born 1969)                                                                       Advisor since October, 2004; Vice
                                                                                  President of CDC IXIS Asset
                                                                                  Management Services, Inc.
                                                                                  (investment management) from
                                                                                  August, 2000 to September, 2004.

Joseph F. DiMaria               Deputy Treasurer                       2004       Senior Compliance Manager of the
(Born 1968)                                                                       Advisor since January, 2005; Director
                                                                                  of Trustee Administration of the
                                                                                  Advisor from May, 2003 to January,
                                                                                  2005; Senior Audit Manager,
                                                                                  PricewaterhouseCoopers (independent
                                                                                  registered public accounting firm)
                                                                                  from July, 2000 to April, 2003.

Ty S. Edwards                   Deputy Treasurer                       2004       Vice President of the Advisor since
(Born 1966)                                                                       2002; Assistant Vice President and
                                                                                  Director, State Street Corporation
                                                                                  (financial services) prior to 2002.

Barry S. Vallan                 Controller                             2006       Vice President-Fund Treasury of the
(Born 1969)                                                                       Advisor since October, 2004; Vice
                                                                                  President-Trustee Reporting from
                                                                                  April, 2002 to October, 2004;
                                                                                  Management Consultant,
                                                                                  PricewaterhouseCoopers (independent
                                                                                  registered public accounting firm)
                                                                                  prior to October, 2002.

Peter T. Fariel                 Assistant Secretary                    2006       Associate General Counsel, Bank of
(Born 1957)                                                                       America since April, 2005; Partner,
                                                                                  Goodwin Procter LLP (law firm) prior
                                                                                  to April, 2005.

                                                    Year First
                                                    Elected or
                                                    Appointed
Name, Year of Birth and Address Position with Funds to Office  Principal Occupation(s) During Past Five Years
------------------------------- ------------------- ---------- ----------------------------------------------
       Officers
       Ryan C. Larrenaga        Assistant Secretary    2005         Assistant General Counsel, Bank of
       (Born 1970)                                                  America since March, 2005;
                                                                    Associate, Ropes & Gray LLP (law
                                                                    firm) from 1998 to February, 2005.

       Barry S. Finkle          Assistant Treasurer    2003         Senior Manager and Head of Fund
       (Born 1965)                                                  Performance of the Advisor since
                                                                    January, 2001.

       Julian Quero             Assistant Treasurer    2003         Senior Compliance Manager of the
       (Born 1967)                                                  Advisor since April, 2002; Assistant
                                                                    Vice President of Taxes and
                                                                    Distributions of the Advisor from
                                                                    2001 to April, 2002.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

Trustee Positions

As of December 31, 2005, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds a group of 2 registered closed-end funds sponsored by an affiliate of the Advisor.

The Trustees serve as trustees of 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting.
Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

(a) providing office space, equipment and clerical personnel;

(b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

(c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f) maintaining certain books and records of each Fund.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

Pursuant to a Trust Services Agreement, CMS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

..   The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

..   The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

..   The trading of other accounts could be used to benefit higher-fee accounts
    (front-running).

..   The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter

CMD is the principal underwriter of the Trust's shares. CMD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CMS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CMS or generally by 6 months' notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Advisors, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Advisors and its affiliates. The Fund's policies prohibit Columbia Advisors and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                       Frequency of
Type of Fund              Information Provided          Disclosure         Date of Web Posting
------------       ----------------------------------- ------------ ----------------------------------
Equity Funds       Full portfolio holdings information   Monthly     30 calendar days after month-end
Fixed Income Funds Full portfolio holdings information  Quarterly   60 calendar days after quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, CMD at the address listed on the cover of this SAI.

A Fund, Columbia Advisors or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors' trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of trading on the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Greater China
Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

   1st Global Capital Corp
   401 Company
   ABN AMRO Trust Services
   ADP Retirement Services
   Advest
   AEGON/Transamerica
   AG Edwards
   American Century Services
   American Express
   AMG
   AON Consulting
   AST Trust Company
   Banc of America Investment Services
   BancOne
   Bear Stearns
   Benefit Plan Administrators
   Bidwell & Company
   BNY Clearing

   C N A Trust
   Charles Schwab
   CIBC Oppenheimer
   Citigroup Global Markets
   CitiStreet Associates LLC
   City National Bank
   City of Milwaukee
   Columbia Trust Company
   Commonwealth Financial
   Compensation & Capital
   CPI Qualified Plan Consultants
   Daily Access Concepts
   Davenport & Company
   Delaware Investments
   Digital Retirement Solutions
   Discover Brokerage
   Dreyfus/Mellon
   Edgewood Services
   Edward Jones
   E-Trade,
   ExpertPlan
   FAS Liberty Life Spectrum
   Ferris Baker Watts
   Fidelity
   Financial Data Services
   Franklin Templeton
   Freeman Welwood
   Gem Group
   Great West Life
   Hewitt Associates LLC
   Huntington Bank
   ING
   Intermountain Health Care
   Investmart, Inc.
   Investment Manager Services (IMS)
   Janney Montgomery Scott
   JJB Hilliard Lyons
   JP Morgan/American Century
   Kenney Investments
   Kirkpatrick Pettis Smith Polian Inc
   Legg Mason Wood Walker
   Liberty Life
   Lincoln Financial
   Lincoln Life
   Linsco Private Ledger
   M & T Securities
   Marquette Trust Company
   Mass Mutual Life
   Matrix Settlement & Clearance Services (MSCS)
   McDonald Investments
   Merrill Lynch
   MetLife
   MFS
   Mfund Trax
   MidAtlantic Capital

   Milliman USA
   Morgan Keegan
   Morgan Stanley Dean Witter
   PFPC
   Nationwide Investment Services
   Neuberger Berman Mgmt
   NFP Securities
   NSD -NetStock Sharebuilder
   NYLife Distributors
   Optimum Investment Advisors
   Orbitex
   Pershing LLC
   Phoenix Home Life
   Piper Jaffray
   PNC
   PPI Employee Benefits
   Private Bank & Trust
   Prudential
   Putnam Investments
   Raymond James
   RBC Dain Rausher
   Robert W Baird
   Royal Alliance
   RSM McGladrey Inc.
   Safeco
   Scott & Stringfellow
   Scudder Investments
   Security Benefit
   Segall Bryant Hamill
   South Trust Securities
   Southwest Securities
   Standard Insurance
   Stanton Group
   State of NY Deferred Compensation Plan
   Stephens, Inc.
   Stifel Nicolaus & Co
   Strong Capital
   Sungard T Rowe Price
   Trustar Retirement Services
   Trustlynx/Datalynx
   UBS Financial Services
   USAA Investment Management
   Vanguard
   Wachovia
   TD Waterhouse
   Webster Investment Services

   Wells Fargo
   Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers:
(i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers:
(i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

       1. the current purchase; and

       2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

       1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired:
          Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

          NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

          Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

          Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

          Banks, trust companies and thrift institutions, acting as fiduciaries.

       2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase
          Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

          Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

          Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

          (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

       3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

       4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

       5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

       6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

       7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

       8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

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

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

       1. Death. CDSCs may be waived on redemptions following the death of
          (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or
          (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares -- Systematic Withdrawal Plan."

       3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

       5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

       6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

       7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

       8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

       9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

       10.IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

       11.Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

       12.Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

       13.Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
          Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

       14.The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                  Reallowance to
                                     Reallowance to Dealers     Dealers As A % of
                                    As A % of Offering Price      Offering Price
Amount of Transaction                Per Share - Bond Funds  Per Share - Equity Funds
---------------------               ------------------------ ------------------------
Less than $50,000                             4.25                     5.00
$50,000 but less than $ 100,000               3.75                     3.75
$100,000 but less than $250,000               2.75                     2.75
$250,000 but less than $500,000               2.00                     2.00
$500,000 but less than $1,000,000             1.75                     1.75
$1,000,000 and over                           0.00                     0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                              % Deducted When
Holding Period After Purchase Shares Are Sold
----------------------------- ---------------
    Through first year             5.00
    Through second year            4.00
    Through third year             3.00
    Through fourth year            3.00
    Through fifth year             2.00
    Through sixth year             1.00
    Longer than six years          None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                              % Deducted When
Holding Period After Purchase Shares Are Sold
----------------------------- ---------------
  Through first year               5.50
  Through second year              5.00
  Through third year               4.00
  Through fourth year              3.00
  Through fifth year               2.00
  Through sixth year               1.00
  Through the seventh year         None
  Longer than seven years          None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates --(i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                              % Deducted When
Holding Period After Purchase Shares Are Sold
----------------------------- ---------------
    Through first year             5.00
    Through second year            4.00
    Through third year             3.00
    Through fourth year            3.00
    Through fifth year             2.00
    Through sixth year             1.00
    Longer than six years          0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends ("include Funds") will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends ("exclude Funds") will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   Prime-1 Highest Quality

   Prime-2 Higher Quality

   Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                                  FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                  APPENDIX II

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

       1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

       2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

--------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.
/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC.

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

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

       (a)direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in
          Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

       (b)review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

       (c)review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

       (d)development and modification of Voting Procedures, as stated in
          Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

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

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

       . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

       . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

           . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

           . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

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

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance
------------------------------------------------------------------

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

   However, CMA generally will WITHHOLD votes from pertinent director nominees if:

       (i)the board as proposed to be constituted would have more than one-third of its members from management;

      (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

     (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

      (iv)a director serves on more than six public company boards;

       (v)the CEO serves on more than two public company boards other than the company's board.

   On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

      .   Established governance standards and guidelines.

      . Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

      . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

      . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

      . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

      . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.

  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation
---------------

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization
-----------------

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

   For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions
-------------------------------------------------

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures
-------------------------

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters
-------------------------

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

  . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

     .   Credible reason exists to question:

        . The auditor's independence, as determined by applicable regulatory requirements.

        . The accuracy or reliability of the auditor's opinion as to the company's financial position.

     . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

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

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues
-------------------------------------------

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters
-----------------------------

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure

  .   Attendance at board and committee meetings.

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

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

  .   Are interested directors and sit on the audit or nominating committee; or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers

  .   Market in which fund invests

  . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

  .   Past shareholder activism, board activity and votes on related proposals

  .   Strategy of the incumbents versus the dissidents

  .   Independence of incumbent directors; director nominees

  .   Experience and skills of director nominees

  .   Governance profile of the company

  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund

  .   Market in which the fund invests

  .   Measures taken by the board to address the discount

  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules

  .   Fund category/investment objective

  .   Performance benchmarks

  .   Share price performance as compared with peers

  .   Resulting fees relative to peers

  .   Assignments (where the adviser undergoes a change of control)

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

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose

  .   Possible dilution for common shares

  .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness

  .   Regulatory developments

  .   Current and potential returns

  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

  .   Fund's target investments

  .   Reasons given by the fund for the change

  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market

  .   Consolidation in the target market

  .   Current asset composition

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

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness

  .   Current and potential returns

  .   Risk of concentration

  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company

  .   Past performance of the fund

  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal

  .   The efficiencies that could result

  .   The state of incorporation; net effect on shareholder rights

  .   Regulatory standards and implications

CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:

  .   Change, without shareholder approval the domicile of the fund

  . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states

  .   Required fundamental policies of both states

  .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives

  .   The proposed distributor's reputation and past performance

  .   The competitiveness of the fund in the industry

  .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure

  .   Performance of both funds

  .   Continuity of management personnel

  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV

  .   The fund's history of shareholder relations

  .   The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters
-----------------------------------------------

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

              1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

              2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

              3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

              4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

              5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

              6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

              7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

  . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

  . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

  . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                  Appendix B - Pro Forma Financial Statments

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
October 31, 2005 (unaudited)

                                                                                                                  Columbia
                                                       Columbia Florida         Columbia                        Intermediate
                                                         Intermediate         Intermediate                     Municipal Bond
                                                      Municipal Bond Fund  Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                         Acquired Fund       Acquiring Fund     Adjustments       Combined
                                                      ------------------- --------------------- ----------- ---------------------
                                                                 Market               Market                            Market
                                  Rate (%)  Maturity     Par    Value ($)    Par     Value ($)                 Par     Value ($)
                                  -------- ---------- --------- --------- ---------- ----------             ---------- ----------
MUNICIPAL BONDS             98.8%
EDUCATION                    3.7%
Education                    3.2%
CT Health & Educational
 Facilities Authority
 Trinity College, Series
 1998 F, Insured: MBIA             5.500     7/1/2021        --        --  1,000,000  1,141,860              1,000,000  1,141,860
DC Revenue Georgetown
 University, Series 1988
 C, Insured: MBIA                  4.850     4/1/2009        --        --  1,375,000  1,433,795              1,375,000  1,433,795
DC Revenue Georgetown
 University, Series 1988
 C, Insured: MBIA                  5.050     4/1/2011        --        --  3,050,000  3,202,286              3,050,000  3,202,286
FL Broward County
 Educational Facilities
 Authority Revenue Nova
 Southeastern University
 Project, Series 2004 B            5.250     4/1/2017   610,000   632,643         --         --                610,000    632,643
FL Miami--Dade County
 Educational Facilities
 Authority Revenue
 University of Miami
 Project, Series 2004 A,
 Insured: AMBAC                    5.000     4/1/2014 1,465,000 1,577,453         --         --              1,465,000  1,577,453
FL Miami--Dade County
 Educational Facilities
 Authority Revenue
 University of Miami
 Project, Series 2004 A,
 Insured: AMBAC                    5.000     4/1/2015 1,000,000 1,070,100         --         --              1,000,000  1,070,100
FL Volusia County
 Educational Facilities
 Authority Revenue
 Embry Riddle
 Aeronautical University
 Project, Series 1999 A            5.750   10/15/2029 2,380,000 2,465,870         --         --              2,380,000  2,465,870
GA Private Colleges &
 Universities Authority
 Emory University, Series
 2005 A,                           5.000     9/1/2014        --        -- 14,000,000 15,111,320             14,000,000 15,111,320
HI University of Hawaii
 Series 2002 A, Insured:
 FGIC                              5.500    7/15/2014        --        --  1,000,000  1,100,480              1,000,000  1,100,480
IL Educational Facilities
 Authority Illinois
 Wesleyan University,
 Series 1997, Insured:
 MBIA                              5.650     9/1/2026        --        --  3,000,000  3,161,190              3,000,000  3,161,190
IL Finance Authority
 DePaul University, Series
 2004 A                            5.375    10/1/2017        --        --  1,000,000  1,072,350              1,000,000  1,072,350
IL Finance Authority
 DePaul University, Series
 2004 A                            5.375    10/1/2018        --        --  2,000,000  2,143,560              2,000,000  2,143,560
IL University Auxiliary
 Facilities Systems, Series
 1996, Insured: MBIA               5.000    10/1/2007        --        --    165,000    170,381                165,000    170,381
IN Ivy Tech State College
 Series 1997 E, Insured:
 AMBAC                             5.000     7/1/2007        --        --  1,035,000  1,061,900              1,035,000  1,061,900
IN Ivy Tech State College
 Series 1997 E, Insured:
 AMBAC                             5.050     7/1/2009        --        --  1,000,000  1,038,110              1,000,000  1,038,110
IN University Series 1998 L        5.000     8/1/2009        --        --  1,520,000  1,591,911              1,520,000  1,591,911
IN University Series 1998 L        5.000     8/1/2010        --        --  2,510,000  2,631,459              2,510,000  2,631,459
KS Development Finance
 Authority Board of
 Regents Scientific
 Research, Series 2003,
 Insured: AMBAC                    5.000    10/1/2019        --        --  2,000,000  2,113,280              2,000,000  2,113,280
KS Development Finance
 Authority Regents--
 Wichita University,
 Series 2000 B, Insured:
 AMBAC                             5.900     4/1/2015        --        --  2,000,000  2,185,200              2,000,000  2,185,200
KS Washburn University
 Topeka Living Learning,
 Insured: AMBAC                    5.000     7/1/2018        --        --    900,000    951,129                900,000    951,129
MA College Building
 Authority Series 1994 A           7.500     5/1/2014        --        --    500,000    614,230                500,000    614,230
MA Industrial Finance
 Agency Babson College,
 Series 1998 A, Insured:
 MBIA                              5.000    10/1/2018        --        --  1,000,000  1,048,270              1,000,000  1,048,270
MA Industrial Finance
 Agency Tufts University,
 Series 1998 H, Insured:
 MBIA                              5.500    2/15/2012        --        --  2,000,000  2,199,400              2,000,000  2,199,400
MD Health & Higher
 Educational Facilities
 Authority Johns Hopkins
 University, Series 1998           6.000     7/1/2010        --        --  1,500,000  1,660,770              1,500,000  1,660,770
MO Health & Educational
 Facilities Authority St.
 Louis University, Series
 1998                              5.500    10/1/2016        --        --  1,000,000  1,115,650              1,000,000  1,115,650
MO Health & Educational
 Facilities Authority
 Washington University,
 Series 2001 A                     5.500    6/15/2016        --        --  1,000,000  1,124,120              1,000,000  1,124,120
MS University Educational
 Building Corp. Series
 1998, Insured: MBIA               5.250     8/1/2012        --        --  1,000,000  1,062,350              1,000,000  1,062,350
MS University Educational
 Building Corp. Series
 1998, Insured: MBIA               5.250     8/1/2013        --        --  1,000,000  1,062,350              1,000,000  1,062,350
NY Dormitory Authority
 Columbia University,
 Series 2001 A                     5.250     7/1/2020        --        --  2,000,000  2,148,540              2,000,000  2,148,540
PA Erie Higher Education
 Building Authority
 Mercyhurst College,
 Series 2004 B                     5.000    3/15/2014        --        --    255,000    262,115                255,000    262,115
PA Higher Educational
 Facilities Authority Bryn
 Mawr College, Series
 2002, Insured: AMBAC              5.250    12/1/2012        --        --  1,500,000  1,637,325              1,500,000  1,637,325
PA Higher Educational
 Facilities Authority State
 Systems Higher
 Education, Series 2001 T,
 Insured: AMBAC                    5.000    6/15/2012        --        --    750,000    796,432                750,000    796,432
PA Higher Educational
 Facilities Authority
 University of Sciences,
 Series 2005 A, Insured:
 XLCA                              5.000    11/1/2016        --        --    360,000    382,370                360,000    382,370
PA Higher Educational
 Facilities Authority
 Widener University,
 Series 2003                       5.000    7/15/2010        --        --    500,000    526,195                500,000    526,195
PA Lancaster County
 Higher Education
 Authority Franklin &
 Marshall College, Series
 2003 A,                           5.000    4/15/2010        --        --    500,000    528,425                500,000    528,425
PA University Series 2002,         5.250    8/15/2011        --        --  1,000,000  1,082,920              1,000,000  1,082,920
RI Health & Educational
 Building Corp. Series
 2003, Insured: XLC                5.250     4/1/2015        --        --  1,500,000  1,607,325              1,500,000  1,607,325
TN Metropolitan
 Government, Nashville &
 Davidson County,
 Health & Educational
 Facilities Board Meharry
 Medical College Project,
 Refunding Series 1996,
 Insured: AMBAC                    6.000    12/1/2016        --        --    500,000    573,345                500,000    573,345
TN Metropolitan
 Government, Nashville &
 Davidson County,
 Health & Educational
 Facilities Board Meharry
 Medical College, Series
 1996, Insured: AMBAC              6.000    12/1/2008        --        --  1,505,000  1,620,539              1,505,000  1,620,539
TN Metropolitan
 Government, Nashville &
 Davidson County,
 Health & Educational
 Facilities Board Meharry
 Medical College, Series
 1996, Insured: AMBAC              6.000    12/1/2009        --        --    595,000    651,192                595,000    651,192
TX Southwest Higher
 Education Authority
 Southern Methodist
 University, Series 1995,
 Insured: FSA                      5.125    10/1/2016        --        --  2,000,000  2,053,320              2,000,000  2,053,320
TX University Series 2003
 B                                 5.250    8/15/2012        --        --  7,600,000  8,264,468              7,600,000  8,264,468
TX University Series 2004
 B                                 5.250    8/15/2016        --        --  2,000,000  2,187,820              2,000,000  2,187,820
                                                                ---------            ----------                        ----------
Education Total                                                 5,746,066            74,319,682                        80,065,748
                                                                =========            ==========                        ==========
Student Loan                 0.5%
AZ Educational Loan
 Marketing Corp. Revenue
 Series 1993, AMT,                 6.300    12/1/2008        --        --  1,500,000  1,501,620              1,500,000  1,501,620
IA Student Loan Liquidity
 Corp. Series 1998 J,
 AMT, Insured: AMBAC               4.800     6/1/2009        --        --  9,650,000  9,929,753              9,650,000  9,929,753
                                                                ---------            ----------                        ----------
Student Loan Total                                                     --            11,431,373                        11,431,373
                                                                =========            ==========                        ==========
EDUCATION TOTAL                                                 5,746,066            85,751,055                        91,497,121
                                                                =========            ==========                        ==========
HEALTHCARE                   8.2%
Continuing Care
 Retirement                  0.1%
CO Health Facilities
 Authority Covenant
 Retirement Communities,
 Inc., Series 2005                 5.000    12/1/2018        --        --  1,000,000  1,023,990              1,000,000  1,023,990
PA Delaware County
 Authority Dunwoody
 Village, Inc., Series 2003
 A                                 5.000     4/1/2009        --        --    500,000    519,690                500,000    519,690
                                                                ---------            ----------                        ----------
Continuing Care Retirement
 Total                                                                 --             1,543,680                         1,543,680
                                                                =========            ==========                        ==========
Hospitals                    8.1%
AR Washington County
 Hospital Washington
 Regional Medical Center,
 Series 2005 B                     5.000     2/1/2016        --        --  1,000,000  1,025,770              1,000,000  1,025,770
AR Washington County
 Hospital Washington
 Regional Medical Center,
 Series 2005 B                     5.000     2/1/2017        --        --  2,000,000  2,037,980              2,000,000  2,037,980
CA Health Facilities
 Financing Authority
 Catholic Healthcare
 West, Series 2004 H               4.450     7/1/2026        --        --  1,100,000  1,122,308              1,100,000  1,122,308
CA Health Facilities
 Financing Authority
 Series 2005                       5.000   11/15/2018        --        --  2,500,000  2,586,350              2,500,000  2,586,350
CA Loma Linda Hospital
 Loma Linda University
 Medical Center, Series
 2005 A                            5.000    12/1/2019        --        -- 10,390,000 10,554,993             10,390,000 10,554,993

                                                                                                            Columbia
                                                    Columbia Florida        Columbia                      Intermediate
                                                      Intermediate        Intermediate                   Municipal Bond
                                                   Municipal Bond Fund Municipal Bond Fund  Pro-Forma    Fund Pro-Forma
                                                      Acquired Fund      Acquiring Fund    Adjustments      Combined
                                                   ------------------- ------------------- ----------- -------------------
                                                              Market              Market                          Market
                               Rate (%)  Maturity     Par    Value ($)    Par    Value ($)                Par    Value ($)
                               -------- ---------- --------- --------- --------- ---------             --------- ---------
CA Statewide Communities
 Development Authority
 Kaiser Permanente,
 Series 2004 I                  3.450     4/1/2035        --        -- 1,000,000   971,400             1,000,000   971,400
FL Escambia County Health
 Facilities Authority
 Revenue Ascension
 Health Credit Group
 Project, Series 2003 A         5.250   11/15/2011 2,125,000 2,285,692                                 2,125,000 2,285,692
FL Escambia County Health
 Facilities Authority
 Revenue Ascension
 Health Credit Group
 Project, Series 2003 A         5.250   11/15/2014 1,000,000 1,077,110                                 1,000,000 1,077,110
FL Highlands County
 Health Facilities
 Authority Adventist
 Health System/Sunbelt,
 Inc., Series 2005 B            5.000   11/15/2022        --        -- 1,000,000 1,022,160             1,000,000 1,022,160
FL Highlands County
 Health Facilities
 Authority Adventist
 Hinsdale Hospital, Series
 2005 A                         5.000   11/15/2022        --        -- 1,000,000 1,022,160             1,000,000 1,022,160
FL Highlands County
 Health Facilities
 Authority Revenue
 Adventist Health Systems
 Project, Series 2005 A         5.000   11/15/2020 1,000,000 1,025,460                                 1,000,000 1,025,460
FL Highlands County
 Health Facilities
 Authority Revenue
 Adventist Health Systems
 Project, Series 2005 B         5.000   11/15/2020 1,000,000 1,025,460                                 1,000,000 1,025,460
FL Hillsborough County
 Industrial Development
 Authority Tampa General
 Hospital, Series 2003 A        5.000    10/1/2018 1,000,000 1,023,920                                 1,000,000 1,023,920
FL Lee Memorial Health
 System Hospital Board
 Revenue Series 2002 A,
 Insured: FSA                   5.750     4/1/2015 1,000,000 1,106,480                                 1,000,000 1,106,480
FL Marion County Hospital
 District Revenue Series
 1999                           5.250    10/1/2011 2,025,000 2,135,606                                 2,025,000 2,135,606
FL Miami--Dade County
 Public Facilities Revenue
 Jackson Health Systems
 Project, Series 2005 B,
 Insured: MBIA                  5.000     6/1/2019 2,000,000 2,097,720                                 2,000,000 2,097,720
FL North Broward Hospital
 District Revenue Series
 1997, Pre--refunded
 01/15/07, Insured: MBIA        5.250    1/15/2017   790,000   817,302                                   790,000   817,302
FL North Broward Hospital
 District Revenue
 Unrefunded Balance,
 Series 1997, Insured:
 MBIA                           5.250    1/15/2017 1,210,000 1,246,022                                 1,210,000 1,246,022
FL North Broward Hospital
 District Series 1997,
 Insured: MBIA                  5.250    1/15/2011        --        -- 2,460,000 2,536,703             2,460,000 2,536,703
FL Orange County Health
 Facilities Authority
 Orlando Regional
 Healthcare System, Series
 1996 A, Insured: MBIA          6.250    10/1/2016 1,815,000 2,115,219                                 1,815,000 2,115,219

FL Sarasota County Public
 Hospital Board Revenue
 Sarasota Memorial
 Hospital Project, Series
 1998 B, Insured: MBIA          5.250     7/1/2011 1,750,000 1,877,260                                 1,750,000 1,877,260
FL South Broward Hospital
 District Revenue Series
 2003 A, Insured: MBIA          5.250     5/1/2013 1,500,000 1,624,500                                 1,500,000 1,624,500
FL South Broward Hospital
 District Revenue Series
 2002                           5.500     5/1/2022 1,000,000 1,061,100                                 1,000,000 1,061,100
FL South Broward Hospital
 District Revenue Series
 2002                           5.600     5/1/2027 4,000,000 4,237,800                                 4,000,000 4,237,800
FL South Broward Hospital
 District Revenue Series
 2003 A, Insured: MBIA          5.250     5/1/2012 3,955,000 4,267,682                                 3,955,000 4,267,682
FL St. Petersburg Health
 Facilities Authority
 Revenue All Children's
 Hospital Project, Series
 2002, Insured: AMBAC           5.500   11/15/2014 1,720,000 1,865,357                                 1,720,000 1,865,357
FL St. Petersburg Health
 Facilities Authority
 Revenue All Children's
 Hospital Project, Series
 2002, Insured: AMBAC           5.500   11/15/2015 1,995,000 2,153,223                                 1,995,000 2,153,223
FL St. Petersburg Health
 Facilities Authority
 Revenue All Children's
 Hospital Project, Series
 2002, Insured: AMBAC           5.500   11/15/2016 1,980,000 2,131,668                                 1,980,000 2,131,668
FL Tampa Health Systems
 Catholic Health East,
 Series 1998 A--1,
 Insured: MBIA                  5.500   11/15/2013        --        -- 6,080,000 6,698,518             6,080,000 6,698,518
FL Tampa Health Systems
 Catholic Health East,
 Series 1998 A--1,
 Insured: MBIA                  5.500   11/15/2014        --        -- 6,000,000 6,640,980             6,000,000 6,640,980
FL Tampa Health Systems
 Revenue Catholic Health
 East Project, Series 1998
 A--1, Insured: MBIA            4.875   11/15/2015 2,000,000 2,064,640                                 2,000,000 2,064,640
GA Coffee County Hospital
 Authority Coffee
 Regional Medical Center,
 Inc., Series 2004              5.000    12/1/2015        --        -- 1,705,000 1,756,985             1,705,000 1,756,985
GA Fulton DeKalb Hospital
 Authority Series 2003,
 Insured: FSA                   5.250     1/1/2016        --        -- 1,000,000 1,076,910             1,000,000 1,076,910
KS Development Finance
 Authority Health
 Facilities Hays Medical
 Center Inc., Series 1997
 B, Insured: MBIA               4.900   11/15/2005        --        --   670,000   670,536               670,000   670,536
KS Development Finance
 Authority Health
 Facilities Sisters of
 Charity Leavenworth
 Project, Series 1998,
 Insured: MBIA                  5.000    12/1/2014        --        --   955,000   998,481               955,000   998,481
KS Development Finance
 Authority Health
 Facilities St. Luke's/
 Shawnee Mission, Series
 1996 N, Insured: MBIA          4.700   11/15/2005        --        --   605,000   605,417               605,000   605,417
KS Development Finance
 Authority Health
 Facilities Stormont--Vail
 Healthcare, Inc., Series
 1996 F, Insured: MBIA          5.600   11/15/2007        --        --   740,000   757,272               740,000   757,272
KS Development Finance
 Authority Health
 Facilities Stormont--Vail
 Healthcare, Inc., Series
 1996 F, Insured: MBIA          5.750   11/15/2009        --        --   500,000   512,300               500,000   512,300
KS Lawrence Memorial
 Hospital Lawrance
 Memorial Hospital, Series
 2003                           5.250     7/1/2011        --        -- 1,005,000 1,063,119             1,005,000 1,063,119
KS Manhattan Hospital
 Mercy Health Care
 Center, Series 2001,
 Insured: FSA                   5.250    8/15/2010        --        -- 1,005,000 1,074,687             1,005,000 1,074,687
KS University Hospital
 Authority Health System,
 Series 1999 A, Insured:
 AMBAC                          5.350     9/1/2012        --        -- 1,265,000 1,337,915             1,265,000 1,337,915
KS Wichita Hospital Series
 2001 III                       6.250   11/15/2018        --        -- 5,000,000 5,471,350             5,000,000 5,471,350
MA Health & Educational
 Facilities Authority
 Partners HealthCare
 System, Inc., Series 1997
 A, Insured: MBIA               5.375     7/1/2017        --        -- 2,000,000 2,075,180             2,000,000 2,075,180
MA Health & Educational
 Facilities Authority
 Partners HealthCare
 System, Inc., Series 2001
 C                              6.000     7/1/2014        --        -- 1,000,000 1,104,160             1,000,000 1,104,160
MA Health & Educational
 Facilities Authority
 Partners HealthCare
 System, Inc., Series 2001
 C                              6.000     7/1/2017        --        -- 1,250,000 1,375,525             1,250,000 1,375,525
NC Medical Care
 Commission Health Care
 Facilities, Carolina
 Medicorp, Inc., Series
 1996                           5.125     5/1/2016        --        -- 4,000,000 4,084,760             4,000,000 4,084,760
NC Medical Care
 Commission Health Care
 Facilities, Novant Health,
 Inc., Series 2003 A            5.000    11/1/2011        --        -- 3,505,000 3,713,337             3,505,000 3,713,337
NC Medical Care
 Commission Health Care
 Facilities, Pitt County
 Memorial Hospital, Series
 1998 A                         4.400    12/1/2008        --        -- 3,135,000 3,220,680             3,135,000 3,220,680
NC Medical Care
 Commission Hospital
 Revenue, Pitt County
 Memorial Hospital, Series
 1998 B                         5.000    12/1/2018        --        -- 3,000,000 3,093,030             3,000,000 3,093,030
NJ Health Care Facilities
 Financing Authority
 Atlantic Health Systems,
 Series 1997 A, Insured:
 AMBAC                          6.000     7/1/2012        --        -- 1,500,000 1,691,700             1,500,000 1,691,700
NM Farmington Hospital
 San Juan Regional
 Medical Center, Inc.,
 Series 2004 A                  5.125     6/1/2018        --        --   500,000   517,060               500,000   517,060
NY Monroe County
 Industrial Development
 Agency Highland
 Hospital of Rochester,
 Series 2005                    5.000     8/1/2014        --        --   730,000   759,915               730,000   759,915
NY Monroe County
 Industrial Development
 Agency Highland
 Hospital of Rochester,
 Series 2005                    5.000     8/1/2015        --        --   545,000   565,100               545,000   565,100
OH Lakewood Hospital
 Improvement Lakewood
 Hospital Association,
 Series 2003                    5.500    2/15/2014        --        -- 1,400,000 1,491,812             1,400,000 1,491,812
OH Lorain County Hospital
 Catholic Healthcare
 Partnerships, Series 2001
 A                              5.625    10/1/2014        --        -- 6,135,000 6,619,788             6,135,000 6,619,788
OH Lorain County Hospital
 Catholic Healthcare
 Partnerships, Series 2001
 A                              5.625    10/1/2015        --        -- 3,000,000 3,223,230             3,000,000 3,223,230
OH Lorain County Hospital
 Catholic Healthcare
 Partnerships, Series 2001
 A                              5.625    10/1/2016        --        -- 3,000,000 3,214,290             3,000,000 3,214,290
OH Montgomery County
 Hospital Kettering
 Medical Center, Series
 1999                           6.500     4/1/2013        --        -- 6,060,000 6,611,157             6,060,000 6,611,157
OK Development Finance
 Authority Duncan
 Regional Hospital, Inc.,
 Series 2003 A                  5.000    12/1/2015        --        -- 1,545,000 1,592,092             1,545,000 1,592,092

PA Higher Educational
 Facilities Authority
 University of
 Pennsylvania Health
 Systems, Series 2005 A,
 Insured: AMBAC                 5.000    8/15/2018        --        --   250,000   264,255               250,000   264,255
SC Greenville Hospital
 Systems Facilities Series
 1996 B                         5.500     5/1/2008        --        -- 3,210,000 3,304,214             3,210,000 3,304,214
TN Chattanooga--Hamilton
 County Hospital
 Authority Erlanger
 Medical Center, Series
 1993, Insured: FSA             5.500    10/1/2007        --        -- 1,250,000 1,300,638             1,250,000 1,300,638
TN Knox County Health,
 Educational & Housing
 Facilities Board Baptist
 Health System of East
 Tennessee, Inc., Series
 1996, Insured: CON             5.500    4/15/2011        --        -- 2,000,000 2,079,720             2,000,000 2,079,720
TN Knox County Health,
 Educational & Housing
 Facilities Board Fort
 Sanders Alliance, Series
 1993, Insured: MBIA            7.250     1/1/2009        --        --   300,000   332,997               300,000   332,997
TN Knox County Health,
 Educational & Housing
 Facilities Board
 University Health
 Systems, Inc., Series
 1999                           5.625     4/1/2029        --        -- 3,000,000 3,077,730             3,000,000 3,077,730
TN Knox County Health,
 Educational & Housing
 Facilities Board
 University Health
 Systems, Inc., Series
 1999                           5.750     4/1/2019        --        -- 1,500,000 1,557,000             1,500,000 1,557,000
TN Shelby County Health,
 Educational & Housing
 Facilities Board
 Methodist Health
 Systems, Series 1995,
 Insured: MBIA                  6.250     8/1/2009        --        --    10,000    10,855                10,000    10,855
TN Shelby County Health,
 Educational & Housing
 Facilities Board St. Jude's
 Children's Research,
 Series 1999                    5.375     7/1/2024        --        -- 9,000,000 9,312,120             9,000,000 9,312,120
TX Amarillo Health
 Facilities Corp. Baptist
 St. Anthony's Hospital
 Corp., Series 1998,
 Insured: FSA                   5.500     1/1/2014        --        -- 1,000,000 1,092,640             1,000,000 1,092,640
TX Harris County Health
 Facilities Development
 Corp. Christus Health,
 Series 1999 A, Insured:
 MBIA                           5.375     7/1/2019        --        -- 5,000,000 5,249,500             5,000,000 5,249,500
TX Harris County Health
 Facilities Development
 Corp. Christus Health,
 Series 1999 A, Insured:
 MBIA                           5.625     7/1/2011        --        -- 5,790,000 6,198,600             5,790,000 6,198,600
TX Harris County Health
 Facilities Development
 Corp. Memorial Hospital
 Systems, Series 1997 A,
 Insured: MBIA                  6.000     6/1/2013        --        -- 2,170,000 2,434,067             2,170,000 2,434,067
TX Jefferson County Health
 Facilities Development
 Corp. Baptist Hospitals,
 Series 2001, Insured:
 AMBAC                          5.200    8/15/2021        --        -- 3,485,000 3,622,135             3,485,000 3,622,135
TX North Central Health
 Facilities Development
 Corp. Baylor Healthcare
 Systems, Series 1995,
 Insured: AMBAC                 5.500    5/15/2013        --        -- 5,210,000 5,374,323             5,210,000 5,374,323

TX Tarrant County Health
 Facilities Development
 Corp. Texas Health
 Resources Systems,
 Series 1997 A, Insured:
 MBIA                           5.250    2/15/2017        --        -- 5,000,000 5,265,900             5,000,000 5,265,900

                                                                                                                  Columbia
                                                       Columbia Florida         Columbia                        Intermediate
                                                         Intermediate         Intermediate                     Municipal Bond
                                                     Municipal Bond Fund   Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                        Acquired Fund        Acquiring Fund     Adjustments       Combined
                                                     -------------------- --------------------- ----------- ---------------------
                                                                Market                Market                            Market
                                 Rate (%)  Maturity     Par    Value ($)     Par     Value ($)                 Par     Value ($)
                                 -------- ---------- --------- ---------- --------- -----------             --------- -----------
TX Tarrant County Health
 Facilities Development
 Corp. Texas Health
 Resources Systems,
 Series 1997 A, Insured:
 MBIA                             5.750    2/15/2010        --         -- 3,805,000   4,055,711             3,805,000   4,055,711
VA Augusta County
 Industrial Development
 Authority Augusta Health
 Care, Inc., Series 2003          5.250     9/1/2018        --         -- 1,500,000   1,595,115             1,500,000   1,595,115
VA Prince William County
 Industrial Development
 Authority Hospital
 Potomac Hospital Corp.,
 Series 2003                      5.500    10/1/2018        --         -- 1,000,000   1,072,220             1,000,000   1,072,220
WI Health & Educational
 Facilities Authority
 Aurora Health Care, Inc.
 Project, Series 1999 A           5.600    2/15/2029        --         -- 7,615,000   7,769,965             7,615,000   7,769,965
WV Hospital Finance
 Authority Hospital
 Charleston Area Medical
 Center, Series 2000              6.750     9/1/2022        --         -- 1,535,000   1,683,880             1,535,000   1,683,880
                                                               ----------           -----------                       -----------
Hospitals Total                                                37,239,221           163,150,695                       200,389,916
                                                               ==========           ===========                       ===========
HEALTHCARE TOTAL                                               37,239,221           164,694,375                       201,933,596
                                                               ==========           ===========                       ===========
HOUSING                     3.6%
Assisted Living/Senior      0.2%
AZ Maricopa County
 Industrial Development
 Authority Health
 Facilities Series 1999 A,
 Insured: GNMA                    6.300    9/20/2038        --         -- 3,715,000   3,989,315             3,715,000   3,989,315
                                                               ----------           -----------                       -----------
Assisted Living/Senior
 Total                                                                 --             3,989,315                         3,989,315
                                                               ==========           ===========                       ===========
Multi-Family                1.6%
CA ABAG Finance
 Authority for Nonprofit
 Corps. Northbay
 Properties II LP: Series
 2000 A, AMT                      6.400    8/15/2030        --         -- 1,000,000   1,058,410             1,000,000   1,058,410
CA ABAG Finance
 Authority for Non-Profit
 Corps. Winterland San
 Francisco Partners LP,
 Series 2000 B                    6.250    8/15/2030        --         -- 8,000,000   8,472,800             8,000,000   8,472,800
CA Statewide Communities
 Apartment Development
 Authority Irvine
 Apartment Communities
 LP, Series 1998 A-4,             5.250    5/15/2025        --         -- 1,750,000   1,807,960             1,750,000   1,807,960
FL Capital Trust Agency
 Multi-Family Housing
 Revenue Shadow Run
 Project, Series 2000 A,
 Mandatory Put 11/01/10
 @ 100                            5.150    11/1/2030 4,300,000  4,494,919                                   4,300,000   4,494,919
FL Collier County Housing
 Finance Authority Multi-
 Family Revenue
 Goodlette Arms Project,
 Series 2002 A-1,                 4.900    2/15/2032 3,250,000  3,296,117                                   3,250,000   3,296,117
FL Housing Finance
 Agency Revenue
 Refunding The Vineyards
 Project, Series 1995 H           5.875    11/1/2005   195,000    195,000                                     195,000     195,000
FL Housing Finance
 Agency Revenue The
 Vineyards Project, Series
 1995 H                           6.400    11/1/2015 1,000,000  1,022,120                                   1,000,000   1,022,120
IL Chicago Housing
 Authority Capital
 Program Revenue Series
 2001                             5.250     7/1/2012        --         -- 5,975,000   6,371,919             5,975,000   6,371,919
IL Chicago Housing
 Authority Capital
 Program Revenue Series
 2001                             5.375     7/1/2013        --         -- 5,000,000   5,329,250             5,000,000   5,329,250
MA Housing Finance
 Agency Series 1995 A,
 Insured: MBIA                    5.600     7/1/2007        --         --   440,000     448,800               440,000     448,800
MA Housing Finance
 Agency Series 1995 A,
 Insured: MBIA                    5.700     7/1/2008        --         --   435,000     443,700               435,000     443,700
NC Medical Care
 Commission ARC/HDS
 Alamance Housing Corp.,
 Series 2004 A                    4.650    10/1/2014        --         --   575,000     571,291               575,000     571,291
NC Medical Care
 Commission ARC/HDS
 Alamance Housing Corp.,
 Series 2004 A                    5.500    10/1/2024        --         -- 1,575,000   1,612,406             1,575,000   1,612,406
NY Housing Finance
 Agency Series 1996 A,
 Insured: FSA                     5.800    11/1/2009        --         -- 1,610,000   1,651,426             1,610,000   1,651,426
TN Metropolitan
 Government Nashville &
 Davidson County
 Health & Educational
 Facilities Board Welch
 Bend Apartments, Series
 1996A, Insured: FNMA             5.500     1/1/2027        --         -- 1,000,000   1,022,040             1,000,000   1,022,040
VA Housing Development
 Authority Series 1995 H          5.700    11/1/2007        --         -- 1,655,000   1,690,235                         1,690,235
                                                               ----------           -----------                       -----------
Multi-Family Total                                              9,008,156            30,480,237                        39,488,393
                                                               ==========           ===========                       ===========
Single-Family               1.8%
AK Housing Finance Corp.
 Series 1997 A, Insured:
 MBIA                             6.000     6/1/2027        --         -- 7,755,000   8,068,845             7,755,000   8,068,845
AZ Tucson & Pima County
 Industrial Development
 Authority Series 2001
 A-1, AMT, Insured:
 GNMA                             6.000     7/1/2021        --         --   595,000     607,739               595,000     607,739
AZ Tucson & Pima County
 Industrial Development
 Authority Series 2001
 A-1, AMT, Insured:
 GNMA                             6.350     1/1/2034        --         --   390,000     399,781               390,000     399,781
FL Escambia County
 Housing Finance
 Authority Series 1999,
 AMT, Insured: FSA                4.500    10/1/2009        --         -- 2,130,000   2,180,055             2,130,000   2,180,055
FL Escambia County
 Housing Finance
 Authority Single-Family
 Mortgage Revenue Series
 2000 A, AMT, Insured:
 MBIA                             6.300    10/1/2020   190,000    192,000        --          --               190,000     192,000
FL Housing Finance
 Corporation Revenue
 Homeowner Mortgage
 Project, Series 1997-2,
 AMT, Insured: MBIA               5.750     7/1/2014 1,570,000  1,626,363        --          --             1,570,000   1,626,363
FL Housing Finance
 Corporation Revenue
 Homeowner Mortgage
 Project, Series 1998-1,
 Insured: MBIA                    4.950     1/1/2011   990,000  1,021,106        --          --               990,000   1,021,106
FL Housing Finance
 Corporation Revenue
 Homeowner Mortgage
 Project, Series 1998-1,
 Insured: MBIA                    4.950     7/1/2011 1,360,000  1,402,201        --          --             1,360,000   1,402,201
FL Pinellas County Housing
 Authority Affordable
 Housing, Series 2001,
 Insured: FSA                     4.600    12/1/2010        --         -- 7,000,000   7,245,630             7,000,000   7,245,630
IA Finance Authority Series
 1997 F, Insured: GNMA            5.550     1/1/2016        --         --   745,000     764,959               745,000     764,959
KS Sedgwick & Shawnee
 Counties Mortgage
 Backed Securities
 Program Series 2003,
 AMT, Insured: GNMA               6.050     6/1/2027        --         --   820,000     869,380               820,000     869,380
ME Housing Authority
 Mortgage Series 1997
 C-1                              5.700   11/15/2015        --         -- 1,705,000   1,764,334             1,705,000   1,764,334
NC Housing Finance
 Agency Series 1994 Y             6.300     9/1/2015        --         --   300,000     303,324               300,000     303,324
NC Housing Finance
 Agency Series 1997 RR,
 AMT Insured: FHA                 5.850     9/1/2028        --         -- 1,320,000   1,353,106             1,320,000   1,353,106
NH Housing Finance
 Authority Series 1993 B,
 Insured: FHA                     5.850     7/1/2010        --         --   265,000     265,374               265,000     265,374
NM Mortgage Finance
 Authority Series 1997
 C-2, AMT, Insured:
 GNMA                             5.950     7/1/2017        --         --   295,000     299,021               295,000     299,021
NM Mortgage Finance
 Authority Series 1997
 E-2, AMT, Insured:
 GNMA                             5.600     7/1/2017        --         --   815,000     836,125               815,000     836,125
NM Mortgage Finance
 Authority Series 1998
 B-3, Insured: GNMA               5.500     7/1/2028        --         --   500,000     511,145               500,000     511,145
NM Mortgage Finance
 Authority Series 2001
 B-2, AMT, Insured:
 GNMA                             6.200     9/1/2032        --         -- 2,050,000   2,081,016             2,050,000   2,081,016
NM Mortgage Finance
 Authority Series 2002
 B-2, AMT, Insured:
 GNMA                             6.350     3/1/2033        --         -- 1,575,000   1,649,450             1,575,000   1,649,450
NM Mortgage Finance
 Authority Series 2002
 PG-A-2, Insured: GNMA            6.450     3/1/2033        --         -- 1,180,000   1,201,205             1,180,000   1,201,205
OH Housing Finance
 Agency Residential
 Series 1998 B-2, AMT,
 Insured: GNMA                    4.800     9/1/2007        --         --   805,000     812,776               805,000     812,776
OR Housing & Community
 Services Department
 Mortgage Series 1996 A           5.500     7/1/2008        --         --     5,000       5,157                 5,000       5,157
OR Housing & Community
 Services Department
 Mortgage Series 1997 H           5.150     7/1/2009        --         --    85,000      87,687                85,000      87,687
OR Housing & Community
 Services Department
 Mortgage Series 1998 D           4.600     7/1/2007        --         --    10,000      10,167                10,000      10,167
OR Housing & Community
 Services Department
 Mortgage Series 2000 H,
 Insured: FHA                     5.550     7/1/2021        --         --   160,000     165,398               160,000     165,398
TN Housing Development
 Agency Home Ownership
 Program, Series 1988,
 AMT,                             4.750     7/1/2008        --         -- 1,085,000   1,114,176             1,085,000   1,114,176
TN Housing Development
 Agency Home Ownership
 Program, Series 1997-3A,
 AMT (a)                             --     1/1/2008        --         -- 2,500,000   2,280,825             2,500,000   2,280,825
TN Housing Development
 Agency Home Ownership
 Program, Series 1998,
 AMT                              4.850     7/1/2009        --         -- 1,135,000   1,171,490             1,135,000   1,171,490
TN Housing Development
 Agency Home Ownership
 Program, Series 1998,
 AMT                              4.950     7/1/2010        --         -- 1,190,000   1,233,423             1,190,000   1,233,423
WI Housing & Economic
 Development Authority
 Series 1997 G                    5.350     3/1/2012        --         -- 2,735,000   2,832,804             2,735,000   2,832,804
                                                               ----------           -----------                       -----------
Single-Family Total                                             4,241,670            40,114,392                        44,356,062
                                                               ==========           ===========                       ===========
HOUSING TOTAL                                                  13,249,826            74,583,944                        87,833,770
                                                               ==========           ===========                       ===========

                                                                                                                  Columbia
                                                       Columbia Florida         Columbia                        Intermediate
                                                         Intermediate         Intermediate                     Municipal Bond
                                                      Municipal Bond Fund  Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                         Acquired Fund       Acquiring Fund     Adjustments       Combined
                                                      ------------------- --------------------- ----------- ---------------------
                                                                 Market               Market                            Market
                                  Rate (%)  Maturity     Par    Value ($)    Par     Value ($)                 Par     Value ($)
                                  -------- ---------- --------- --------- ---------- ----------             ---------- ----------
INDUSTRIALS                  0.9%
Chemicals                    0.5%
TN Humphreys County
 Industrial Development
 Board Solid Waste
 Disposal, E.I. DuPont de
 Nemours & Co., Series
 1994, AMT                         6.700     5/1/2024        --        --    575,000    587,460                575,000    587,460
TX Guadalupe Blanco River
 Authority Sewer & Solid
 Waste Disposal Facility,
 E.I. DuPont de
 Nemours & Co., Series
 1999, AMT                         5.500     5/1/2029        --        -- 10,650,000 10,957,040             10,650,000 10,957,040
                                                                ---------            ----------                        ----------
Chemicals Total                                                        --            11,544,500                        11,544,500
                                                                =========            ==========                        ==========
Forest Products & Paper
FL Bay County Pollution
 Control Revenue
 International Paper
 Company, Series 1998 A      0.3%  5.100     9/1/2012 2,375,000 2,486,316         --         --              2,375,000  2,486,316
FL Escambia County
 Pollution Control
 Revenue International
 Paper Company, Series
 2003 A                            4.700     4/1/2015   500,000   496,229         --         --                500,000    496,229
TX Gulf Coast Waste
 Disposal Authority Series
 2002 A, AMT                       6.100     8/1/2024        --        --  5,750,000  6,067,630              5,750,000  6,067,630
                                                                ---------            ----------                        ----------
Forest Products & Paper
 Total                                                          2,982,545             6,067,630                         9,050,175
                                                                =========            ==========                        ==========
Manufacturing                0.0%
TN Maury County
 Industrial Development
 Board Multi-Model
 Pollution Control General
 Motors Corp.-Saturn
 Corp., Series 1997                6.500     9/1/2024        --        --    750,000    727,995                750,000    727,995
                                                                ---------            ----------                        ----------
Manufacturing Total                                                    --               727,995                           727,995
                                                                =========            ==========                        ==========
Other Industrial
 Development Bonds           0.1%
MI Strategic Fund Limited
 Obligation NSF
 International, Series 2004        5.000     8/1/2013        --        --    820,000    858,819                820,000    858,819
PA Industrial Development
 Authority Economic
 Development Series
 2002, Insured: AMBAC              5.250     7/1/2011        --        --  1,000,000  1,078,530              1,000,000  1,078,530
Other Industrial
 Development Bonds
 Total                                                                 --             1,937,349                         1,937,349
                                                                ---------            ----------                        ----------
INDUSTRIALS TOTAL                                               2,982,545            20,277,474                        23,260,019
                                                                =========            ==========                        ==========
OTHER                       16.9%
Pool/Bond Bank               1.8%
AK Industrial
 Development & Export
 Authority Series 1998 A,
 AMT, Insured: MBIA                5.250     4/1/2012        --        --  3,345,000  3,481,677              3,345,000  3,481,677
FL Gulf Breeze Revenue
 Local Government Loan
 Program, Series 1985 C,
 Insured: FGIC                     5.000    12/1/2015 1,000,000 1,054,030         --         --              1,000,000  1,054,030
FL State Municipal Loan
 Council Revenue Series
 2002 A, Insured: MBIA             5.500     5/1/2013 1,000,000 1,100,080         --         --              1,000,000  1,100,080
FL State Municipal Loan
 Council Revenue Series
 2003 B, Insured: MBIA             5.250    12/1/2013 1,125,000 1,226,789         --         --              1,125,000  1,226,789
FL State Municipal Loan
 Council Revenue Series
 2005 A, Insured: MBIA             5.000     2/1/2019 1,015,000 1,067,110         --         --              1,015,000  1,067,110
KS Development Finance
 Authority Water Pollution
 Control Revolving Fund,
 Series 2001 II                    5.500     5/1/2014        --        --  1,000,000  1,115,350              1,000,000  1,115,350
KS Development Finance
 Authority Water Pollution
 Control Revolving Fund,
 Series 2002 II                    5.500    11/1/2015        --        --  1,000,000  1,102,990              1,000,000  1,102,990
MA Water Pollution
 Abatement Trust Series
 1999 A                            6.000     8/1/2019        --        --  2,500,000  2,951,850              2,500,000  2,951,850
MA Water Pollution
 Abatement Trust Series
 2004 A                            5.250     8/1/2017        --        --  2,920,000  3,216,117              2,920,000  3,216,117
ME Municipal Bond Bank
 Series 1998 A, Insured:
 FSA                               5.250    11/1/2008        --        --    855,000    902,427                855,000    902,427
ME Municipal Bond Bank
 Series 2002 A                     5.375    11/1/2016        --        --    355,000    384,745                355,000    384,745
NY Dormitory Authority
 Series 2002 A, Insured:
 MBIA                              5.250    10/1/2012        --        --  2,420,000  2,640,050              2,420,000  2,640,050
NY Environmental
 Facilities Corp. Pollution
 Control, Series 1994              5.750    6/15/2009        --        --     10,000     10,796                 10,000     10,796
OH Water Development
 Authority Pollution
 Control, Series 2005 B
 (a)                                  --     6/1/2015        --        --  2,000,000  1,313,220              2,000,000  1,313,220
PA Delaware Valley
 Regional Financing
 Authority Local
 Government, Series 1997
 B, Insured: AMBAC                 5.600     7/1/2017        --        --  2,000,000  2,215,120              2,000,000  2,215,120
PA Delaware Valley
 Regional Financing
 Authority Local
 Government, Series 2002           5.500     7/1/2012        --        -- 15,000,000 16,258,800             15,000,000 16,258,800
PA Delaware Valley
 Regional Financing
 Authority Local
 Government, Series 2002           5.750     7/1/2017        --        --  2,000,000  2,232,560              2,000,000  2,232,560
PA Finance Authority Penn
 Hills, Series 2000 A,
 Insured: FGIC                     5.500    12/1/2022        --        --    835,000    900,506                835,000    900,506
                                                                ---------            ----------                        ----------
Pool/Bond Bank Total                                            4,448,009            38,726,208                        43,174,217
                                                                =========            ==========                        ==========
Refunded/Escrowed (b)       14.4%
AL Birmingham Industrial
 Water Supply Board
 Series 1978, Pre-refunded
 01/01/07                          6.000     7/1/2007        --        --  2,500,000  2,597,000              2,500,000  2,597,000
AL Birmingham Medical
 Clinic Board Baptist
 Medical Centers Project,
 Series 1979, Escrowed to
 Maturity                          8.300     7/1/2008        --        --    510,000    548,831                510,000    548,831
AL Jefferson County Sewer
 Series 2002 D,
 Pre-refunded 08/01/12,
 Insured: FGIC                     5.000     2/1/2038        --        -- 16,420,000 17,629,990             16,420,000 17,629,990
AL Special Care Facilities
 Financing Authority
 Charity Obligation
 Group, Series 1999 A,
 Escrowed to Maturity              4.625    11/1/2010        --        --  3,265,000  3,399,159              3,265,000  3,399,159
AZ Maricopa County
 Hospital Samaritan
 Health Services, Series
 1978, Escrowed to
 Maturity                          7.625     1/1/2008        --        --    965,000    999,624                965,000    999,624
AZ School Facilities Board
 Certificates of
 Participation Series 2003
 A, Pre-refunded 03/01/13,
 Insured: MBIA                     5.250     9/1/2014        --        -- 10,000,000 10,899,900             10,000,000 10,899,900
CA Los Angeles Unified
 School District Series
 1998 B, Pre-refunded
 07/01/08, Insured: FGIC           5.000     7/1/2018        --        -- 10,000,000 10,577,000             10,000,000 10,577,000
CA State Series 2000               5.000    12/1/2016        --        --  2,610,000  2,796,693              2,610,000  2,796,693
CA Statewide Communities
 Development Authority
 Series 1993, Pre-refunded
 11/01/05                          5.400    11/1/2015        --        --  5,500,000  5,504,290              5,500,000  5,504,290
CO Adams County School
 District No. 012 Series
 1997, Pre-refunded
 12/15/07, Insured FGIC            5.250   12/15/2009        --        --  1,000,000  1,050,080              1,000,000  1,050,080
CO Boulder Larimer &
 Weld Counties Vrain
 Valley School District
 Series 1997, Pre-refunded
 12/15/07, Insured: FGIC           5.000   12/15/2010        --        --  2,445,000  2,559,646              2,445,000  2,559,646
CO Department of
 Transportation Series
 2000, Pre-refunded
 06/15/10, Insured:
 AMBAC                             6.000    6/15/2012        --        --  2,750,000  3,048,182              2,750,000  3,048,182
CO Department of
 Transportation Series
 2000, Pre-refunded
 06/15/10, Insured:
 AMBAC                             6.000    6/15/2015        --        --  2,750,000  3,048,182              2,750,000  3,048,182
CO Douglas County School
 District No. RE-1 Series
 2001, Pre-refunded
 12/15/11, Insured: MBIA           5.250   12/15/2013        --        --  7,385,000  8,028,603              7,385,000  8,028,603
CT Special Tax Obligation
 Transportation
 Infrastructure, Series
 1999 A, Pre-refunded
 12/01/09, Insured: FGIC           5.625    12/1/2019        --        --  1,520,000  1,662,166              1,520,000  1,662,166
CT Special Tax Obligation
 Transportation
 Infrastructure, Series
 2001 A, Pre-refunded
 10/01/11, Insured: FSA            5.375    10/1/2017        --        --  1,000,000  1,091,570              1,000,000  1,091,570
DC Hospital Medlantic
 Healthcare Group, Series
 1997 A, Escrowed to
 Maturity, Insured: MBIA           6.000    8/15/2007        --        --  1,350,000  1,413,936              1,350,000  1,413,936
FL Boca Raton Series 2000,
 Pre-refunded 07/01/09             5.000     7/1/2013 1,470,000 1,565,991         --         --              1,470,000  1,565,991
FL Brevard County School
 Board Constitutional Fuel
 Tax Revenue Series 2000,
 Pre-refunded 08/01/10,
 Insured: FSA                      6.000     8/1/2014 1,195,000 1,332,138         --         --              1,195,000  1,332,138
FL Gainesville Utilities
 System Revenue Series
 1996 A, Escrowed to
 Maturity                          5.750    10/1/2007   315,000   330,227         --         --                315,000    330,227
FL Hillsborough County
 School Board District
 Sales Tax Revenue Series
 2002, Pre-refunded
 10/01/11, Insured:
 AMBAC                             5.375    10/1/2013 1,060,000 1,157,064         --         --              1,060,000  1,157,064
FL Lakeland Electricity &
 Water Revenue Series
 1990, Escrowed to
 Maturity, Insured:
 AMBAC (a)                            --    10/1/2009 1,000,000   868,910         --         --              1,000,000    868,910

                                                                                                                  Columbia
                                                       Columbia Florida         Columbia                        Intermediate
                                                         Intermediate         Intermediate                     Municipal Bond
                                                      Municipal Bond Fund  Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                         Acquired Fund       Acquiring Fund     Adjustments       Combined
                                                      ------------------- --------------------- ----------- ---------------------
                                                                 Market               Market                            Market
                                  Rate (%)  Maturity     Par    Value ($)    Par     Value ($)                 Par     Value ($)
                                  -------- ---------- --------- --------- ---------- ----------             ---------- ----------
FL Miami-Dade County School
 Board Series 2001 A,
 Certificates of Participation,
 Escrowed to Maturity
 Insured: MBIA                     5.500     5/1/2010 2,000,000 2,161,140         --         --              2,000,000  2,161,140
FL Orange County Health
 Facilities Authority Orlando
 Regional Healthcare System,
 Series 1996 A, Escrowed to
 Maturity, Insured: MBIA           6.250    10/1/2016 4,705,000 5,601,632         --         --              4,705,000  5,601,632
FL Orange County Health
 Facilities Authority Revenue
 Orlando Regional Healthcare
 System Project, Series 1996
 A, Escrowed to Maturity,
 Insured: MBIA                     6.250    10/1/2008 4,640,000 5,024,238         --         --              4,640,000  5,024,238
FL Orange County Tourist
 Development Tax Series
 2000, Pre-refunded
 10/01/09, Insured: AMBAC          5.500    10/1/2031                      3,000,000  3,232,530              3,000,000  3,232,530
FL Orlando Utilities
 Commission Water &
 Electric Revenue Series
 1989 D, Escrowed to
 Maturity                          6.750    10/1/2017 1,800,000 2,152,512         --         --              1,800,000  2,152,512
FL Port St. Lucie Utilities
 Revenue Series 2003,
 Pre-refunded 09/01/13             5.000     9/1/2016   510,000   548,704         --         --                510,000    548,704
FL Reedy Creek Improvement
 District Utilities Revenue
 Series 2003 1, Pre-refunded
 10/01/13, Insured: MBIA           5.250    10/1/2015 1,490,000 1,629,017         --         --              1,490,000  1,629,017
FL Seminole County Sales Tax
 Revenue Series 2001,
 Pre-refunded 10/01/11,
 Insured: FGIC                     5.375    10/1/2013 1,295,000 1,414,451         --         --              1,295,000  1,414,451
FL State Board of Education
 Public Education Capital
 Outlay, Series 2000 A,
 Pre-refunded 06/01/10             5.750     6/1/2013 1,000,000 1,098,600         --         --              1,000,000  1,098,600
FL Tampa Water & Sewer
 Series 1987, Escrowed to
 Maturity                          6.800    10/1/2007        --        --    875,000    913,482                875,000    913,482
GA Atlanta Airport Facilities
 Series 2000 A, Pre-refunded
 01/01/10, Insured: FGIC           5.500     1/1/2022        --        --  2,725,000  2,964,691              2,725,000  2,964,691
GA Atlanta Water &
 Wastewater Series 1999 A,
 Pre-refunded 05/01/09,
 Insured: FGIC                     5.000    11/1/2038        --        --  3,420,000  3,634,195              3,420,000  3,634,195
GA Finance & Investment
 Commission Series 1999 D,
 Pre-refunded 11/01/09             5.800    11/1/2010        --        --  3,000,000  3,324,720              3,000,000  3,324,720
GA Finance & Investment
 Commission Series 1999 D,
 Pre-refunded 11/01/09             5.800    11/1/2012        --        --  4,000,000  4,432,960              4,000,000  4,432,960
GA Municipal Electric
 Authority Series 1998 Y,
 Escrowed to Maturity,
 Insured: AMBAC                    6.400     1/1/2013        --        --    165,000    187,702                165,000    187,702
GA Municipal Electric
 Authority Series 1998 Y,
 Pre-refunded 01/01/11,
 Insured: AMBAC                    6.400     1/1/2013        --        --     45,000     50,935                 45,000     50,935
HI Honolulu City & County
 Series 1995 A, Escrowed to
 Maturity, Insured: MBIA           6.000    11/1/2010        --        --    135,000    149,920                135,000    149,920
HI Honolulu City & County
 Series 1995 A, Escrowed to
 Maturity, Insured: MBIA           6.000    11/1/2010        --        --    365,000    405,340                365,000    405,340
IL Chicago Board of Education
 Series 2000, Pre-refunded
 12/01/10, Insured: FGIC           5.500    12/1/2031        --        -- 10,000,000 10,912,500             10,000,000 10,912,500
IL Chicago Board of Education
 Series 2000, Pre-refunded
 12/01/10, Insured: FGIC           5.600    12/1/2018        --        --  1,300,000  1,424,618              1,300,000  1,424,618
IL Chicago Emergency
 Telephone Systems Series
 1993, Escrowed to Maturity,
 Insured: FGIC                     5.550     1/1/2008        --        --  1,000,000  1,048,340              1,000,000  1,048,340
IL Chicago Series 1999 A,
 Escrowed to Maturity,
 Insured: FGIC                     5.000     1/1/2008        --        --    605,000    627,337                605,000    627,337
IL Chicago Series 1999 A,
 Pre-refunded 01/01/09,
 Insured: FGIC                     5.000     1/1/2015        --        --  3,855,000  4,079,130              3,855,000  4,079,130
IL Chicago Series 2000 C,
 Pre-refunded 07/01/10,
 Insured: FGIC                     5.750     1/1/2013        --        --    310,000    342,553                310,000    342,553
IL Cook County Series 1990,
 Escrowed to Maturity,
 Insured: MBIA                     7.250    11/1/2007        --        --  1,000,000  1,034,270              1,000,000  1,034,270
IL Educational Facilities
 Authority Shedd Aquarium,
 Series 1997, Pre-refunded
 07/01/07, Insured: AMBAC          5.150     7/1/2009        --        --  1,030,000  1,080,594              1,030,000  1,080,594
IL Educational Facilities
 Authority Shedd Aquarium,
 Series 1997, Pre-refunded
 07/01/07, Insured: AMBAC          5.250     7/1/2010        --        --  1,025,000  1,076,865              1,025,000  1,076,865
IL Educational Facilities
 Authority Shedd Aquarium,
 Series 1997, Pre-refunded
 07/01/07, Insured: AMBAC          5.300     7/1/2011        --        --  1,145,000  1,203,704              1,145,000  1,203,704
IL Health Facilities Authority
 Galesburg Cottage Hospital,
 Series 2000, Pre-refunded
 05/01/10, Insured: RAD            6.000     5/1/2015        --        --  1,500,000  1,648,530              1,500,000  1,648,530
IL State Series 2000,
 Pre-refunded 06/01/10,
 Insured: MBIA                     5.750     6/1/2015        --        --  6,850,000  7,502,394              6,850,000  7,502,394
IL State Series 2002,
 Pre-refunded 12/01/12,
 Insured: FSA                      5.375    12/1/2013        --        -- 10,000,000 10,950,200             10,000,000 10,950,200
IN Toll Road Commission
 Series 1980, Escrowed to
 Maturity                          9.000     1/1/2015        --        --  2,240,000  2,941,949              2,240,000  2,941,949
IN Transportation Financing
 Authority Series 1998 A,
 Pre-refunded 12/01/08,
 Insured: MBIA                     5.250    12/1/2013        --        --  1,000,000  1,066,430              1,000,000  1,066,430
IN Transportation Financing
 Authority Series 1998 A,
 Pre-refunded 12/01/08,
 Insured: MBIA                     5.250    12/1/2014        --        --  1,500,000  1,599,645              1,500,000  1,599,645
KS Department of
 Transportation Series 1998,
 Escrowed to Maturity              5.500     9/1/2014        --        --  1,575,000  1,756,708              1,575,000  1,756,708
KS Development Finance
 Authority Athletic Facilities,
 Series 1998 A, Pre-refunded
 06/01/08                          4.800     6/1/2013        --        --  4,500,000  4,672,845              4,500,000  4,672,845
KS Development Finance
 Authority Health Facilities,
 St. Luke's/Shawnee Mission,
 Series 1996 N, Escrowed to
 Maturity, Insured:MBIA            4.700   11/15/2005        --        --    620,000    620,446                620,000    620,446
KS Labette County Single
 Family Mortgage Capital
 Accumulator Bonds, Series
 1998 A, Escrowed to
 Maturity (a)                         --    12/1/2014        --        --  2,175,000  1,482,197              2,175,000  1,482,197
MA Massachusetts Bay
 Transportation Authority
 Series 1994 A, Escrowed to
 Maturity                          7.000     3/1/2007        --        --     55,000     57,797                 55,000     57,797
MA Massachusetts Bay
 Transportation Authority
 Series 2000 A, Pre-refunded
 07/01/10                          5.750     7/1/2014        --        --  2,750,000  3,015,375              2,750,000  3,015,375
MA State Series 1997 B,
 Pre-refunded 06/01/07,
 Insured: FGIC                     5.125     6/1/2012        --        --  1,500,000  1,560,825              1,500,000  1,560,825
MA State Series 2000 B,
 Pre-refunded 06/01/10             5.250     6/1/2017        --        --  1,500,000  1,604,130              1,500,000  1,604,130
MA State Series 2001 C,
 Pre-refunded 12/01/11             5.375    12/1/2016        --        --  3,000,000  3,259,980              3,000,000  3,259,980
MA University Lowell
 Building Authority
 Guaranteed Series 1995 A,
 Pre-refunded 11/01/05,
 Insured: AMBAC                    5.700    11/1/2009        --        --    295,000    300,900                295,000    300,900
ME Governmental Facilities
 Authority Series 1999,
 Pre-refunded 10/01/09,
 Insured: FSA                      5.625    10/1/2019        --        --  1,000,000  1,091,220              1,000,000  1,091,220
ME Municipal Bond Bank
 Series 2000 D, Pre-refunded
 11/01/10, Insured: MBIA           5.700    11/1/2021        --        --  1,000,000  1,108,180              1,000,000  1,108,180
MI Hospital Finance Authority
 Ascension Health Credit,
 Series 1999 A, Pre-refunded
 11/15/09, Insured: MBIA           5.750   11/15/2018        --        --  5,000,000  5,453,800              5,000,000  5,453,800
MI South Lake Schools Series
 1997, Pre-refunded
 05/01/08, Insured: FGIC           5.250     5/1/2012        --        --  1,850,000  1,938,023              1,850,000  1,938,023
MI Ypsilanti School District
 Series 1996, Pre-refunded
 05/01/07, Insured: FGIC           5.400     5/1/2009        --        --  1,000,000  1,033,160              1,000,000  1,033,160
NC Public Improvement Series
 1999 A, Pre-refunded
 03/01/09                          5.250     3/1/2012        --        --  2,500,000  2,682,675              2,500,000  2,682,675
NH Municipal Bond Bank
 Series 1999 B, Pre-refunded
 08/15/09, Insured: FSA            5.250    8/15/2011        --        --    750,000    806,333                750,000    806,333
NJ Transportation Trust &
 Authority Transportation
 Systems Revenue Series
 1997 A, Pre-refunded
 06/15/08                          5.000    6/15/2014        --        -- 10,000,000 10,439,200             10,000,000 10,439,200
NJ Turnpike Authority Series
 1972 G, Escrowed to
 Maturity                          5.750     1/1/2009        --        --  1,765,000  1,842,413              1,765,000  1,842,413
NJ Turnpike Authority Series
 2000 A, Escrowed to
 Maturity, Insured: MBIA           6.000     1/1/2011        --        --    875,000    972,720                875,000    972,720
NJ Turnpike Authority Series
 2000 A, Escrowed to
 Maturity, Insured: MBIA           6.000     1/1/2013        --        --    925,000  1,050,948                925,000  1,050,948
NJ Turnpike Authority Series
 2000 A, Pre-refunded
 01/01/10, Insured: MBIA           5.750     1/1/2019        --        --  3,000,000  3,267,930              3,000,000  3,267,930
NV Capital Improvement &
 Cultural Affairs Series 1999
 A, Pre-refunded 02/01/09          5.500     2/1/2011        --        --  1,000,000  1,074,060              1,000,000  1,074,060
NV Capital Improvement &
 Cultural Affairs Series 1999
 A, Pre-refunded 02/01/09          5.500     2/1/2018        --        --  1,500,000  1,611,090              1,500,000  1,611,090
NV Clark County School
 District Series 2000 A,
 Pre-refunded 06/15/10,
 Insured: MBIA                     6.000    6/15/2016        --        --    635,000    700,869                635,000    700,869
NV Henderson Series 1997 A,
 Pre-refunded 06/01/07,
 Insured: MBIA                     5.100     6/1/2008        --        --  1,180,000  1,226,834              1,180,000  1,226,834
NV Municipal Bond Bank
 Series 1998 A, Pre-refunded
 05/15/08,                         5.250    5/15/2016        --        --  6,570,000  6,889,302              6,570,000  6,889,302
NY Environmental Facilities
 Corp. Series 1994 A,
 Escrowed to Maturity              5.750    6/15/2009        --        --    440,000    476,656                440,000    476,656
NY Environmental Facilities
 Corp. Series 1994, Escrowed
 to Maturity                       5.750    6/15/2009        --        --     50,000     54,166                 50,000     54,166
NY Metropolitan
 Transportation Authority
 Series 1993 O, Escrowed to
 Maturity                          5.500     7/1/2017        --        --  3,000,000  3,375,180              3,000,000  3,375,180
NY Metropolitan
 Transportation Authority
 Series 1996 A, Pre-refunded
 07/01/08, Insured: FGIC           5.750     7/1/2011        --        --  1,000,000  1,064,900              1,000,000  1,064,900
NY Metropolitan
 Transportation Authority
 Series 1997 C-1,
 Pre-refunded 07/01/08,
 Insured: FGIC                     5.250     7/1/2017        --        --  2,165,000  2,287,994              2,165,000  2,287,994
NY Metropolitan
 Transportation Authority
 Series 1998 A, Pre-refunded
 07/01/11, Insured: FSA            5.500     7/1/2015        --        --  1,530,000  1,679,374              1,530,000  1,679,374
NY Metropolitan
 Transportation Authority
 Series 1998 R, Escrowed to
 Maturity                          5.500     7/1/2014        --        --  1,740,000  1,856,528              1,740,000  1,856,528
NY New York City Series
 1997 I, Escrowed to
 Maturity, Insured: MBIA           6.250    4/15/2007        --        --  1,475,000  1,541,788              1,475,000  1,541,788
NY Thruway Authority Series
 2000, Pre-refunded
 04/01/10, Insured: AMBAC          5.375     4/1/2018        --        --  1,000,000  1,088,950              1,000,000  1,088,950

                                                                                                                Columbia
                                                   Columbia Florida          Columbia                         Intermediate
                                                     Intermediate          Intermediate                      Municipal Bond
                                                 Municipal Bond Fund   Municipal Bond Fund    Pro-Forma      Fund Pro-Forma
                                                    Acquired Fund         Acquiring Fund     Adjustments        Combined
                                                 -------------------- ---------------------- ----------- ----------------------
                                                            Market                 Market                             Market
                             Rate (%)  Maturity     Par    Value ($)     Par      Value ($)                 Par      Value ($)
                             -------- ---------- --------- ---------- ---------- -----------             ---------- -----------
OH Higher Education
 Capital Facilities
 Series 2000 B,
 Pre-refunded
 05/01/10                     5.625     5/1/2015        --         --  1,000,000   1,088,770              1,000,000   1,088,770
OH Infrastructure
 Improvement Series
 1999 A, Pre-refunded
 02/01/10                     5.750     2/1/2011        --         --  2,280,000   2,504,580              2,280,000   2,504,580
OH Infrastructure
 Improvement Series
 2000, Pre-refunded
 02/01/10                     5.750     2/1/2016        --         --  1,000,000   1,089,850              1,000,000   1,089,850
OH London City School
 District Series 2001,
 Pre-refunded
 12/01/11, Insured:
 FGIC                         5.500    12/1/2015        --         --    375,000     412,594                375,000     412,594
OH Water Development
 Authority Water
 Pollution Control
 Revenue, Series 2002,
 Pre-refunded
 06/01/12                     5.250     6/1/2018        --         --  5,535,000   6,017,541              5,535,000   6,017,541
OR Department of
 Transportation
 Highway User Tax
 Revenue, Series 2000,
 Pre-refunded
 11/15/10                     5.750   11/15/2015        --         --  2,000,000   2,204,260              2,000,000   2,204,260
OR Portland Airport
 Way Urban
 Renewal &
 Redevelopment Tax
 Increment Series 2000
 A, Pre-refunded
 06/15/10, Insured:
 AMBAC                        6.000    6/15/2015        --         --    750,000     834,510                750,000     834,510
PA Central Duaphin
 School District Series
 1998 AA, Escrowed
 to Maturity, Insured:
 MBIA                         5.000    12/1/2013        --         --    205,000     220,941                205,000     220,941
PA Central Duaphin
 School District Series
 1998 AA,
 Pre-refunded
 12/01/08, Insured:
 MBIA                         5.000    12/1/2013        --         --  1,295,000   1,359,892              1,295,000   1,359,892
PA Chester County
 Series 1998,
 Pre-refunded
 06/15/08                     5.000    6/15/2015        --         --    500,000     521,960                500,000     521,960
PA Elizabeth Forward
 School District Series
 1994 B, Escrowed to
 Maturity, Insured:
 MBIA (a)                        --     9/1/2021        --         --  2,210,000   1,054,214              2,210,000   1,054,214
PA Finance Authority
 Penn Hills, Series
 2000 A, Pre-refunded
 12/01/10, Insured:
 FGIC                         5.500    12/1/2022        --         --    165,000     180,056                165,000     180,056
PA Philadelphia School
 District Series 2000
 A, Pre-refunded
 02/01/11, Insured:
 FSA                          5.750     2/1/2013        --         --  1,000,000   1,102,100              1,000,000   1,102,100
PA Philadelphia School
 District Series 2002
 A, Pre-refunded
 02/01/12, Insured:
 FSA                          5.500     2/1/2015        --         --  1,000,000   1,098,970              1,000,000   1,098,970
PA Saucon Valley
 School District Series
 1998, Pre-refunded
 04/15/08, Insured:
 AMBAC                        5.150   10/15/2013        --         --    835,000     872,500                835,000     872,500
PA Saucon Valley
 School District Series
 1998, Pre-refunded
 04/15/08, Insured:
 AMBAC                        5.200   10/15/2014        --         --    880,000     920,550                880,000     920,550
PA Scranton School
 District Series 1998,
 Escrowed to Maturity,
 Insured: AMBAC               4.750     4/1/2008        --         --    780,000     807,331                780,000     807,331
PA Scranton School
 District Series 1998,
 Pre-refunded
 04/01/08, Insured:
 AMBAC                        5.200     4/1/2011        --         --  1,895,000   1,981,071              1,895,000   1,981,071
PA State Series 2001,
 Pre-refunded
 01/15/11                     5.125    1/15/2016        --         -- 10,000,000  10,804,000             10,000,000  10,804,000
PA Tunkhannock Area
 School District Series
 1998, Pre-refunded
 01/15/08, Insured:
 AMBAC                        5.100    7/15/2012        --         --  1,175,000   1,221,565              1,175,000   1,221,565
PA Tunkhannock Area
 School District Series
 1998, Pre-refunded
 01/15/08, Insured:
 AMBAC                        5.150    7/15/2014        --         --  1,245,000   1,295,647              1,245,000   1,295,647
PA Warwick School
 District Lancaster
 County, Series 2001,
 Pre-refunded
 08/15/11, Insured:
 FGIC                         5.250    2/15/2012        --         --    750,000     812,678                750,000     812,678
SC Cherokee County
 School District
 No. 001 Series 1997,
 Prerefunded 03/01/07         5.000     3/1/2016        --         --  3,600,000   3,723,876              3,600,000   3,723,876
SC Greenville County
 School District Series
 2002, Pre-refunded
 12/01/12                     5.875    12/1/2017        --         --  1,000,000   1,137,090              1,000,000   1,137,090
SC Piedmont Municipal
 Power Agency Series
 1991 A, Escrowed to
 Maturity, Insured:
 FGIC                         6.125     1/1/2007        --         --    335,000     346,564                335,000     346,564
SD Health &
 Educational Facilities
 Authority Rapid City
 Regional Hospital,
 Series 1996,
 Escrowed to Maturity         7.750     9/1/2007        --         --    730,000     769,281                730,000     769,281
TN Blount County
 Public Building
 Authority Series
 1998, Pre-refunded
 04/01/08, Insured:
 FGIC                         5.000     4/1/2019        --         --    500,000     525,030                500,000     525,030
TN Madison County
 Series 2002,
 Pre-refunded
 04/01/2012                   5.000     4/1/2013        --         --  1,160,000   1,243,346              1,160,000   1,243,346
TN Memphis Series
 2000, Pre-refunded
 04/01/08                     5.000     4/1/2017        --         --  2,500,000   2,625,150              2,500,000   2,625,150
TN Shelby County
 Health, Educational &
 Housing Facilities
 Board Methodist
 Health Systems,
 Series 1995,
 Escrowed to Maturity,
 Insured: MBIA                6.250     8/1/2009        --         --    490,000     538,206                490,000     538,206
TN State Series 1999 B,
 Pre-refunded
 05/01/09, Insured:
 FSA                          5.250     5/1/2017        --         --  2,000,000   2,123,160              2,000,000   2,123,160
TN Williamson County
 Series 2000,
 Pre-refunded
 03/01/10                     5.350     3/1/2017        --         --  1,200,000   1,290,336              1,200,000   1,290,336
TX Fort Worth Higher
 Education Finance
 Corp. Texas Christian
 University Project,
 Series 1997,
 Pre-refunded
 03/15/08,                    5.000    3/15/2017        --         --  2,190,000   2,277,863              2,190,000   2,277,863
TX Galena Park
 Independent School
 District Series 1997,
 Pre-refunded
 08/15/07, Insured:
 PSF                          5.000    8/15/2021        --         --  1,050,000   1,083,852              1,050,000   1,083,852
TX Garland Series 2000,
 Pre-refunded
 02/15/09                     5.500    2/15/2012        --         --  3,120,000   3,326,076              3,120,000   3,326,076
TX Harris County Series
 1992, Escrowed to
 Maturity                     6.000   12/15/2010        --         --  1,000,000   1,112,490              1,000,000   1,112,490
TX Houston Series
 1979, Escrowed to
 Maturity                     6.400    12/1/2014        --         --  5,565,000   6,238,810              5,565,000   6,238,810
TX Lower Colorado
 River Authority
 Junior Lien, Series
 1993 5th, Escrowed to
 Maturity                     5.375     1/1/2016        --         --  2,100,000   2,320,668              2,100,000   2,320,668
TX North Central,
 Health Facilities
 Development Corp.
 Presbyterian
 Healthcare
 Residential, Series
 1996 B, Escrowed to
 Maturity, Insured:
 MBIA                         5.500     6/1/2016        --         --  5,000,000   5,614,250              5,000,000   5,614,250
TX Richardson Series
 1998, Escrowed to
 Maturity                     5.250    2/15/2007        --         --    230,000     236,249                230,000     236,249
TX San Antonio Series
 2002, Escrowed to
 Maturity                     5.000     8/1/2010        --         --    145,000     154,454                145,000     154,454
TX Travis County
 Health Facilities
 Development Corp.
 Ascension Health
 Credit Series 1999 A,
 Pre-refunded
 11/15/09, Insured:
 AMBAC                        5.875   11/15/2024        --         --  4,500,000   4,944,555              4,500,000   4,944,555
TX West University
 Place Series 1998,
 Pre-refunded
 02/01/08, Insured:
 FSA                          5.100     2/1/2012        --         --  1,215,000   1,264,050              1,215,000   1,264,050
VA Arlington County
 Industrial
 Development
 Authority Revenue
 Virginia Hospital
 Arlington Health
 Systems Project,
 Pre-refunded
 07/01/11, Series 2001        5.500     7/1/2014 4,180,000  4,471,179         --          --              4,180,000   4,471,179
WA King County Series
 1997 D, Pre-refunded
 12/01/07                     5.750    12/1/2011        --         --  1,000,000   1,070,680              1,000,000   1,070,680
WA King County Series
 2002, Escrowed to
 Maturity                     5.500    12/1/2013        --         --    970,000   1,078,106                970,000   1,078,106
WA Port of Seattle
 Series 1996 B, AMT,
 Escrowed to Maturity,
 Insured: FGIC                6.000     9/1/2008        --         --    200,000     211,828                200,000     211,828
WA Port of Seattle
 Series 1997 A,
 Pre-refunded
 10/01/07, Insured:
 FGIC                         6.000    10/1/2008        --         --    250,000     265,403                250,000     265,403
WA Seattle Series 1999,
 Pre-refunded
 10/01/09, Insured:
 MBIA                         5.875    10/1/2010        --         --  2,300,000   2,526,734              2,300,000   2,526,734
WA State Series 1990
 AT-5, Escrowed to
 Maturity (a)                    --     8/1/2007        --         --  2,390,000   2,255,897              2,390,000   2,255,897
WI State Series 2000 C,
 Pre-refunded
 05/01/10, Insured:
 MBIA                         5.550     5/1/2021        --         --  2,000,000   2,161,820              2,000,000   2,161,820
WI State Series 2000 D,
 Pre-refunded
 05/01/11, Insured:
 MBIA                         5.500     5/1/2016        --         --  2,000,000   2,186,300              2,000,000   2,186,300
WI Transportation
 Revenue Series 1998
 B, Pre-refunded
 07/01/09, Insured:
 FGIC                         5.250     7/1/2011        --         --  2,020,000   2,149,866              2,020,000   2,149,866
WV Hospital Finance
 Authority Charleston
 Area Medical Center,
 Series 1993 A,
 Escrowed to Maturity         6.500     9/1/2023        --         --  3,980,000   4,839,839              3,980,000   4,839,839
WV Hospital Finance
 Authority Charleston
 Area Medical Center,
 Series 2000,
 Pre-refunded
 09/01/10                     6.750     9/1/2022        --         --  6,340,000   7,276,862              6,340,000   7,276,862
                                                           ----------            -----------                        -----------
Refunded/Escrowed
 Total                                                     29,355,803            326,960,153                        356,315,956
                                                           ==========            ===========                        ===========
Tobacco
CA Golden State
 Tobacco
 Securitization Corp.
 Series 2003 A-1        0.7%  6.250     6/1/2033        --         --  3,500,000   3,842,545              3,500,000   3,842,545
NJ Tobacco Settlement
 Financing Corp.
 Series 2003                  6.750     6/1/2039        --         --  4,000,000   4,558,880              4,000,000   4,558,880
VA Tobacco Settlement
 Financing Corp.
 Series 2005                  5.250     6/1/2019        --         --  2,500,000   2,568,100              2,500,000   2,568,100
WI Badger Tobacco
 Asset Securitization
 Corp. Asset Backed
 Revenue, Series 2002         6.000     6/1/2017        --         --  5,000,000   5,277,300              5,000,000   5,277,300
                                                           ----------            -----------                        -----------
Tobacco Total                                                      --             16,246,825                         16,246,825
                                                           ==========            ===========                        ===========
OTHER TOTAL                                                33,803,812            381,933,186                        415,736,998
                                                           ==========            ===========                        ===========
OTHER REVENUE
Recreation              0.4%
DC Revenue The
 Smithsonian Institute,
 Series 1997            0.4%  5.000     2/1/2017        --         --  2,000,000   2,083,640              2,000,000   2,083,640

                                                                                                                 Columbia
                                                      Columbia Florida         Columbia                        Intermediate
                                                        Intermediate         Intermediate                     Municipal Bond
                                                    Municipal Bond Fund   Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                       Acquired Fund        Acquiring Fund     Adjustments       Combined
                                                    -------------------- --------------------- ----------- ---------------------
                                                               Market                Market                            Market
                                Rate (%)  Maturity     Par    Value ($)     Par     Value ($)                 Par     Value ($)
                                -------- ---------- --------- ---------- ---------- ----------             ---------- ----------
FL Board of Education
 Series 2002 A, Insured:
 FGIC                            5.250     7/1/2018        --         --  2,675,000  2,874,956              2,675,000  2,874,956
FL State Board of
 Education Lottery
 Revenue Series 2000 C,
 Insured: FGIC                   5.250     7/1/2017 1,000,000  1,070,610                                    1,000,000  1,070,610
FL State Board of
 Education Lottery
 Revenue Series 2002
 A, Insured: FGIC                5.500     7/1/2012 1,000,000  1,104,190                                    1,000,000  1,104,190
FL State Board of
 Education Lottery
 Revenue Series 2002
 A, Insured: FGIC                5.375     7/1/2017 1,450,000  1,577,831                                    1,450,000  1,577,831
                                                              ----------            ----------                        ----------
Recreation Total                                               3,752,631             4,958,596                         8,711,227
                                                              ==========            ==========                        ==========
OTHER REVENUE
 TOTAL                                                         3,752,631             4,958,596                         8,711,227
                                                              ==========            ==========                        ==========
RESOURCE
 RECOVERY                  1.5%
Disposal                   0.6%
FL Okeechobee County
 Various Disposal-
 Waste Management/
 Landfill, Series 2004 A,
 AMT                             4.200     7/1/2039 1,750,000  1,755,232  1,000,000  1,002,990              2,750,000  2,758,222
IL Development Finance
 Authority Waste
 Management, Inc.,
 Series 1997, AMT                5.050     1/1/2010        --         --  5,525,000  5,723,845              5,525,000  5,723,845
NC Haywood County
 Industrial Facilities &
 Pollution Control
 Financing Authority
 Champion International
 Corp., Series 1993,
 AMT                             5.500    10/1/2018        --         --    500,000    505,785                500,000    505,785
PA Westmoreland County
 Industrial Development
 Authority Valley
 Landfill Expansion,
 Series 1993, AMT                5.100     5/1/2018        --         --  5,900,000  6,093,107              5,900,000  6,093,107
                                                              ----------            ----------                        ----------
Disposal Total                                                 1,755,232            13,325,727                        15,080,959
                                                              ==========            ==========                        ==========
Resource Recovery          0.9%
FL Palm Beach County
 Solid Waste Authority
 Revenue Unrefunded
 Balance, Series 1997
 A, Insured: AMBAC               6.000    10/1/2010 5,000,000  5,480,350         --         --              5,000,000  5,480,350
MA Industrial Financing
 Agency Ogden
 Haverhill, Series 1998
 A, AMT                          5.350    12/1/2010        --         --  6,800,000  6,929,812              6,800,000  6,929,812
NY Niagara County
 Industrial Development
 Agency Series 2001 B,
 AMT                             5.550   11/15/2024        --         --  8,000,000  8,388,720              8,000,000  8,388,720
                                                              ----------            ----------                        ----------
Resource Recovery Total                                        5,480,350            15,318,532                        20,798,882
                                                              ==========            ==========                        ==========
RESOURCE
 RECOVERY TOTAL                                                7,235,582            28,644,259                        35,879,841
                                                              ==========            ==========                        ==========
TAX-BACKED                44.3%
Local Appropriated         2.4%
AZ University of Arizona
 Certificates of
 Participation Series
 2002 A, Insured:
 AMBAC                           5.500     6/1/2015        --         --    500,000    545,430                500,000    545,430
CA Orange County Public
 Financing Authority
 Lease Revenue, Series
 2005, Insured: MBIA             5.000     7/1/2016        --         -- 10,000,000 10,735,000             10,000,000 10,735,000
CA San Bernardino
 County Certificates of
 Participation Series
 2002 A, Insured: MBIA           5.000     7/1/2015        --         --  1,000,000  1,073,660              1,000,000  1,073,660
FL Broward County
 Certificates of
 Participation, Series
 2004, Insured: MBIA             5.000     6/1/2013 1,000,000  1,077,360         --         --              1,000,000  1,077,360
FL Brevard County
 School Board
 Certificates of
 Participation, Series
 2004 A, Insured: FGIC           5.000     7/1/2017 1,470,000  1,552,893         --         --              1,470,000  1,552,893
FL Collier County School
 Board Certificates of
 Participation, Series
 2002, Insured: FSA              5.000    2/15/2013 1,500,000  1,598,295         --         --              1,500,000  1,598,295
FL Flagler County School
 Board Certificates
 Participation, Series A,
 Master Lease Revenue
 Program Insured: FSA
 (c)                             5.000     8/1/2018 2,320,000  2,448,087         --         --              2,320,000  2,448,087
FL Hillsborough County
 School Board
 Certificates of
 Participation Series
 1998 A, Insured: MBIA           5.500     7/1/2014        --         --  2,000,000  2,222,420              2,000,000  2,222,420
FL Lee County School
 Board Certificates of
 Participation, Series
 2004 A, Insured: FSA            5.000     8/1/2016 1,000,000  1,060,960         --         --              1,000,000  1,060,960
FL Miami-Dade County
 Special Obligation
 Bonds Series 2002 A-1,
 Insured: AMBAC                  5.000     4/1/2011 1,000,000  1,067,800         --         --              1,000,000  1,067,800
FL Orange County School
 Board Certificates of
 Participation, Series
 2005 A, Insured: MBIA           5.000     8/1/2018 1,000,000  1,055,210         --         --              1,000,000  1,055,210
FL Osceola County
 School Board
 Certificates of
 Participation, Series
 2004 A, Insured: FGIC           5.000     6/1/2016 2,240,000  2,384,525         --         --              2,240,000  2,384,525
FL Osceola County
 School Board
 Certificates of
 Participation, Series
 2004 A, Insured: FGIC           5.000     6/1/2017 1,000,000  1,059,090         --         --              1,000,000  1,059,090
FL Palm Beach County
 School Board
 Certificates of
 Participation, Series
 2002 A, Insured: FSA            5.375     8/1/2014 3,000,000  3,273,030         --         --              3,000,000  3,273,030
IN Shelby County Jail
 Building Corp. Series
 1996, Insured: MBIA             5.300    7/15/2007        --         --  1,005,000  1,029,602              1,005,000  1,029,602
IN Shelby County Jail
 Building Corp. Series
 1996, Insured: MBIA             5.400    7/15/2008        --         --  1,045,000  1,070,780              1,045,000  1,070,780
KS Johnson County
 Certificates of
 Participation Park &
 Recreation District,
 Series 2003 A,
 Insured:MBIA                    4.000     9/1/2015        --         --    100,000     99,009                100,000     99,009
KS Wyandotte County
 Unified School District
 No.500, Series 2002,
 Insured: FSA                    5.000     9/1/2020        --         --  1,890,000  2,030,332              1,890,000  2,030,332
MI Grand Rapids
 Building Authority
 Series 1998                     5.000     4/1/2012        --         --  1,205,000  1,289,097              1,205,000  1,289,097
MI Grand Rapids
 Building Authority
 Series 1998                     5.000     4/1/2013        --         --  1,000,000  1,071,220              1,000,000  1,071,220
MI Grand Rapids
 Building Authority
 Series 1998                     5.000     4/1/2014        --         --  1,415,000  1,518,366              1,415,000  1,518,366
MO St. Louis Municipal
 Financial Corp.
 Convention Center,
 Series 2003, Insured:
 AMBAC                           5.250    7/15/2011        --         --  9,060,000  9,774,925              9,060,000  9,774,925
SC Berkeley County
 School District Series
 2003                            5.250    12/1/2018        --         --  1,000,000  1,042,060              1,000,000  1,042,060
SC Dorchester County
 School District No. 2
 Series 2004                     5.250    12/1/2017        --         --  2,000,000  2,107,700              2,000,000  2,107,700
SC Greenville County
 School District Series
 2005                            5.500    12/1/2018        --         --  5,000,000  5,484,950              5,000,000  5,484,950
SC Newberry Investing in
 Childrens Education
 Series 2005                     5.250    12/1/2019        --         --  1,500,000  1,559,475              1,500,000  1,559,475
                                                              ----------            ----------                        ----------
Local Appropriated Total                                      16,577,250            42,654,026                        59,231,276
                                                              ==========            ==========                        ==========
Local General
 Obligations              16.9%
AK Anchorage Series
 2002 B, Insured: MBIA           5.250     7/1/2010        --         -- 10,600,000 11,377,616             10,600,000 11,377,616
AK Anchorage Series
 2004 B, Insured:
 AMBAC                           5.250    12/1/2015        --         --  5,000,000  5,484,650              5,000,000  5,484,650
AK Fairbanks North Star
 Borough Series 1993 S,
 Insured: MBIA                   5.500     3/1/2008        --         --  1,000,000  1,048,670              1,000,000  1,048,670
AK North Slope Borough
 Capital Appreciation,
 Series 2000 B, Insured:
 MBIA (a)                           --    6/30/2009        --         --  2,000,000  1,747,800              2,000,000  1,747,800
AL Birmingham Series
 2001 A                          5.250     5/1/2017        --         --  2,000,000  2,152,140              2,000,000  2,152,140
AZ Maricopa County
 Unified High School
 District No. 210 Series
 2003, Insured: MBIA             5.000     7/1/2015        --         --  6,300,000  6,784,911              6,300,000  6,784,911
AZ Maricopa County
 Unified School District
 No. 69 Paradise Valley,
 Series 1995, Insured:
 MBIA                            6.350     7/1/2010        --         --    500,000    560,055                500,000    560,055
AZ Mohave County
 Elementary School
 District No. 16 Mohve
 Valley, Series 1997,
 Insured: MBIA                   6.900     7/1/2007        --         --    910,000    963,499                910,000    963,499
AZ Tempe Union High
 School District No. 213
 Series 1994, Insured:
 FGIC                            7.000     7/1/2008        --         --    500,000    545,755                500,000    545,755
AZ Tucson Series 1998            5.500     7/1/2018        --         --  4,760,000  5,341,529              4,760,000  5,341,529
CA Carlsbad Unified
 School District Series
 1997, Insured: FGIC
 (a)                                --    11/1/2014        --         --    300,000    204,150                300,000    204,150
CA Los Angeles Unified
 School District Series
 2005 A-1, Insured:
 FGIC                            5.500     7/1/2017        --         -- 10,000,000 11,237,900             10,000,000 11,237,900
CA Los Angeles Unified
 School District Series
 2005 A-1, Insured:
 FGIC                            5.500     7/1/2018        --         -- 12,000,000 13,494,480             12,000,000 13,494,480
CA Monrovia Unified
 School District Series
 2005, Insured: MBIA             5.250     8/1/2021        --         --  5,600,000  6,197,016              5,600,000  6,197,016
CA Natomas Unified
 School District Series
 1999, Insured: MBIA             5.850     3/1/2015        --         --    250,000    286,280                250,000    286,280
CA San Francisco Series
 2002                            5.000    6/15/2011        --         -- 14,750,000 15,847,990             14,750,000 15,847,990
CA Union Elementary
 School District Series
 1999 A, Insured: FGIC
 (a)                                --     9/1/2020        --         --  1,000,000    496,240              1,000,000    496,240
CA West Contra Costa
 Unified School District
 Series 2005, Insured:
 FGIC (a)                           --     8/1/2020        --         --  7,285,000  3,618,969              7,285,000  3,618,969

                                                                                                                 Columbia
                                                      Columbia Florida         Columbia                        Intermediate
                                                        Intermediate         Intermediate                     Municipal Bond
                                                     Municipal Bond Fund  Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                        Acquired Fund       Acquiring Fund     Adjustments       Combined
                                                     ------------------- --------------------- ----------- ---------------------
                                                                Market               Market                            Market
                                 Rate (%)  Maturity     Par    Value ($)    Par     Value ($)                 Par     Value ($)
                                 -------- ---------- --------- --------- ---------- ----------             ---------- ----------
CO Adams County School
 District No. 12 Series 1995
 A, Insured: MBIA (a)                --   12/15/2012        --        --  1,300,000    970,541              1,300,000    970,541
CO Aurora Centretech
 Metropolitan District Series
 1998 C, LOC: Banque
 Nationale De Paris               4.875    12/1/2028        --        --  3,635,000  3,747,830              3,635,000  3,747,830
FL Broward County Series
 2001 A                           5.250     1/1/2014 1,025,000 1,106,549         --         --              1,025,000  1,106,549
FL Palm Beach County Series
 1998                             5.500    12/1/2011 2,000,000 2,204,400         --         --              2,000,000  2,204,400
FL Port St. Lucie Series 2005,
 Insured: MBIA                    5.000     7/1/2018 1,170,000 1,243,675         --         --              1,170,000  1,243,675
FL Reedy Creek Improvement
 District Series 2004 A,
 Insured: MBIA                    5.000     6/1/2017 1,000,000 1,058,370         --         --              1,000,000  1,058,370
HI Honolulu City & County
 Series 1990 A                    7.350     7/1/2007        --        --  2,500,000  2,663,025              2,500,000  2,663,025
IL Chicago Board of
 Education Series 1996,
 Insured: MBIA                    6.250    12/1/2012        --        --  2,100,000  2,407,692              2,100,000  2,407,692
IL Chicago City Colleges
 Capital Improvement Series
 1999, Insured: FGIC              6.000     1/1/2011        --        --  5,195,000  5,724,267              5,195,000  5,724,267
IL Chicago Equipment Notes
 Series 1998, Insured: FGIC       5.000     1/1/2008        --        --  2,000,000  2,070,860              2,000,000  2,070,860
IL Chicago Park District
 Series 1997, Insured:
 AMBAC                            5.250     1/1/2009        --        --  1,135,000  1,178,925              1,135,000  1,178,925
IL Chicago Park District
 Series 1997, Insured:
 AMBAC                            5.250     1/1/2010        --        --  1,195,000  1,241,246              1,195,000  1,241,246
IL Chicago Park District
 Series 1997, Insured:
 AMBAC                            5.250     1/1/2011        --        --  1,260,000  1,307,162              1,260,000  1,307,162
IL Chicago Park District
 Series 1997, Insured:
 AMBAC                            5.250     1/1/2012        --        --  1,325,000  1,374,595              1,325,000  1,374,595
IL Chicago Series 1999 A,
 Insured: FGIC                    5.000     1/1/2015        --        --  1,795,000  1,879,311              1,795,000  1,879,311
IL Chicago Series 1999,
 Insured: FGIC                    5.250     1/1/2018        --        --  7,540,000  8,227,573              7,540,000  8,227,573
IL Chicago Series 2000 C,
 Insured: FGIC                    5.750     1/1/2013        --        --    190,000    208,960                190,000    208,960
IL Chicago Series 2004 A,
 Insured: FSA                     5.250     1/1/2017        --        --  1,000,000  1,076,200              1,000,000  1,076,200
IL Du Page County School
 District Series 1997,
 Insured: FGIC                    6.750     2/1/2011        --        --  1,145,000  1,306,937              1,145,000  1,306,937
IL Kendall & Kane Counties
 Community Unified School
 District No. 115 Series
 2002, Insured: FGIC (a)             --     1/1/2017        --        --  3,650,000  2,176,969              3,650,000  2,176,969
IN Westfield Housing
 Building Corp. Series 1998,
 Insured: AMBAC                   5.100     1/5/2012        --        --  1,085,000  1,134,064              1,085,000  1,134,064
IN Westfield Housing
 Building Corp. Series 1998,
 Insured: AMBAC                   5.100     7/5/2012        --        --  1,185,000  1,238,586              1,185,000  1,238,586
IN Westfield Housing
 Building Corp. Series 1998,
 Insured: AMBAC                   5.250     1/5/2014        --        --  1,745,000  1,829,057              1,745,000  1,829,057
KS Johnson County Unified
 School District No. 231
 Series 2001 A, Insured:
 FSA                              5.500    10/1/2015        --        --     50,000     56,110                 50,000     56,110
KS Johnson County Unified
 School District No. 232
 Series 2004, Insured: MBIA       5.000     9/1/2015        --        --    150,000    160,913                150,000    160,913
KS Leavenworth County
 Unified School District
 No. 464 Series 2005 A,
 Insured: MBIA                    5.000     9/1/2019        --        --  1,030,000  1,090,657              1,030,000  1,090,657
KS Lenexa Series 2003 A           5.000     9/1/2012        --        --  1,000,000  1,075,930              1,000,000  1,075,930
KS Montgomery County
 Unified School District
 No. 445 Series 2002,
 Insured: FGIC                    6.250     4/1/2012        --        --  1,065,000  1,215,879              1,065,000  1,215,879
KS Reno County Unified
 School District No. 313,
 Series 1996 B, Insured: FSA      5.900     9/1/2008        --        --    860,000    920,037                860,000    920,037
KS Reno County Unified
 School District No. 313,
 Series 1996 B, Insured: FSA      5.900     9/1/2009        --        --    925,000  1,006,955                925,000  1,006,955
KS Reno County Unified
 School District No. 313,
 Series 1996 B, Insured: FSA      5.900     9/1/2010        --        --    995,000  1,099,356                995,000  1,099,356
KS Saline County Unified
 School District No. 305,
 Series 1999, Insured: FSA        5.250     9/1/2013        --        --  1,010,000  1,059,096              1,010,000  1,059,096
KS Sedgwick County Unified
 School District No. 259
 Series 2004, Insured: MBIA       5.000     9/1/2015        --        --  1,000,000  1,076,120              1,000,000  1,076,120
KS Shawnee County Series
 1998 A                           5.125     9/1/2010        --        --  1,320,000  1,406,698              1,320,000  1,406,698
KS Shawnee County Series
 2002, Insured: FSA               5.250     9/1/2017        --        --  1,660,000  1,787,007              1,660,000  1,787,007
KS Shawnee County Unified
 School District No. 437
 Series 2001, Insured: FSA        5.500     9/1/2013        --        --  1,555,000  1,700,828              1,555,000  1,700,828
KS Shawnee County Unified
 School District No. 501
 Series 2002                      5.000     2/1/2014        --        --  1,000,000  1,065,060              1,000,000  1,065,060
KS Wyandotte County School
 District No. 204 Series 2000
 A, Insured: FSA                  6.375     9/1/2011        --        --    500,000    570,075                500,000    570,075
KY Turnpike Authority Series
 2001 A, Insured: AMBAC           5.500     7/1/2013        --        --  1,000,000  1,106,490              1,000,000  1,106,490
LA Orleans Levee District
 Series 1995 A, Insured:
 FSA                              5.950    11/1/2007        --        --  2,200,000  2,270,466              2,200,000  2,270,466
MI Berkley City School
 District Series 1995,
 Insured: FGIC                    7.000     1/1/2009        --        --    500,000    552,465                500,000    552,465
MI Detroit City School
 District Series 2002 A,
 Insured: FGIC                    6.000     5/1/2019        --        --  2,000,000  2,343,240              2,000,000  2,343,240
MI Detroit City School
 District Series 2003 B,
 Insured: FGIC                    5.250     5/1/2014        --        --  2,000,000  2,165,600              2,000,000  2,165,600
MN Elk River Independent
 School District No. 728
 Series 2001 A, Insured:
 MBIA                             5.000     2/1/2017        --        --  2,000,000  2,103,640              2,000,000  2,103,640
NC Cary Water & Public
 Improvement Series 2001          5.000     3/1/2013        --        --  4,300,000  4,593,002              4,300,000  4,593,002
NC Cumberland County Series
 1998, Insured: FGIC              5.000     3/1/2017        --        --  2,000,000  2,105,760              2,000,000  2,105,760
ND West Fargo Public School
 District No. 6 Series 2002,
 Insured: FGIC                    5.250     5/1/2017        --        --  3,600,000  3,847,680              3,600,000  3,847,680
NH Manchester Series 2004,
 Insured: MBIA                    5.500     6/1/2018        --        --  4,215,000  4,763,835              4,215,000  4,763,835
NH Manchester Series 2004,
 Insured: MBIA                    5.500     6/1/2019        --        --  4,450,000  5,039,091              4,450,000  5,039,091
NV Clark County School
 District Series 2001 C,
 Insured: FGIC                    5.375    6/15/2013        --        --  8,895,000  9,757,459              8,895,000  9,757,459
NV Clark County School
 District Series 2003,
 Insured: MBIA                    5.000    6/15/2016        --        -- 10,760,000 11,438,095             10,760,000 11,438,095
NY New York City Series
 1996 A                           6.250     8/1/2009        --        --  2,175,000  2,253,887              2,175,000  2,253,887
NY New York City Series
 1996 F                           5.750     2/1/2010        --        --      5,000      5,105                  5,000      5,105
NY New York City Series
 1997 I, Insured: MBIA            6.250    4/15/2007        --        --  2,025,000  2,113,209              2,025,000  2,113,209
NY New York City Series
 2002 D                           5.625     6/1/2014        --        --  2,500,000  2,731,650              2,500,000  2,731,650
NY New York City Series
 2002 E, Insured: MBIA            5.625     8/1/2015        --        --  1,000,000  1,101,440              1,000,000  1,101,440
NY New York City Series
 2002 G                           5.750     8/1/2018        --        --  1,000,000  1,098,840              1,000,000  1,098,840
NY New York City Series
 2002 G, Insured: MBIA            5.625     8/1/2013        --        --  2,500,000  2,762,825              2,500,000  2,762,825
NY New York City Series
 2005 D                           5.000     8/1/2013        --        --  4,000,000  4,238,880              4,000,000  4,238,880
NY New York City Series
 2005 O                           5.000     6/1/2015        --        --  8,000,000  8,469,920              8,000,000  8,469,920
OH Cleveland Series 2005,
 Insured: AMBAC                   5.500    10/1/2016        --        --  7,710,000  8,644,837              7,710,000  8,644,837
OH Forest Hills Local School
 District Series 1997,
 Insured: MBIA                    6.000    12/1/2010        --        --  1,460,000  1,628,937              1,460,000  1,628,937
OH Marion City School
 District Series 2000,
 Insured: FSA                     6.500    12/1/2014        --        --    500,000    594,525                500,000    594,525
OH Mason City School
 District Series 2005,
 Insured: FGIC (c)                5.250    12/1/2019        --        --  2,250,000  2,486,520              2,250,000  2,486,520
OH Mason City School
 District Series 2005,
 Insured: FGIC (c)                5.250    12/1/2021        --        --  3,000,000  3,328,320              3,000,000  3,328,320
OR Linn County Community
 School District No. 9
 Lebanon Series 2001,
 Insured: MBIA                    5.250    6/15/2017        --        --  1,120,000  1,199,710              1,120,000  1,199,710
OR Washington County Series
 2001                             5.250     6/1/2007        --        --    825,000    851,623                825,000    851,623
OR Yamhill County School
 District No. 29J Newberg
 Series 2005, Insured: FGIC       5.500    6/15/2017        --        --  2,500,000  2,801,225              2,500,000  2,801,225
PA Allegheny County Series
 C-49, Insured: MBIA              5.000     4/1/2008        --        --    500,000    520,045                500,000    520,045
PA Central Dauphin School
 District Series 1998,
 Insured: FGIC                    5.000     6/1/2012        --        --  1,055,000  1,090,648              1,055,000  1,090,648
PA Central York School
 District Series 2002,
 Insured: FGIC                    5.000     6/1/2010        --        --    500,000    531,555                500,000    531,555
PA Chambersburg Area
 School District Series 2001,
 Insured: FSA                     5.000    6/15/2012        --        --    300,000    319,041                300,000    319,041
PA Delaware County Series
 1999                             5.125    10/1/2016        --        --    500,000    526,485                500,000    526,485
PA Ephrata Area School
 District Series 2001 A,
 Insured: FGIC                    5.000    4/15/2014        --        --    750,000    797,205                750,000    797,205

                                                                                                                Columbia
                                                   Columbia Florida          Columbia                         Intermediate
                                                     Intermediate          Intermediate                      Municipal Bond
                                                  Municipal Bond Fund  Municipal Bond Fund    Pro-Forma      Fund Pro-Forma
                                                     Acquired Fund        Acquiring Fund     Adjustments        Combined
                                                  ------------------- ---------------------- ----------- ----------------------
                                                             Market                Market                             Market
                              Rate (%)  Maturity     Par    Value ($)    Par      Value ($)                 Par      Value ($)
                              -------- ---------- --------- --------- ---------- -----------             ---------- -----------
PA Ligonier Valley School
 District Series 1998,
 Insured: FSA                  5.000     3/1/2013        --        --  1,350,000   1,398,208              1,350,000   1,398,208
PA North Allegheny School
 District Series 2002,
 Insured: FGIC                 5.500    11/1/2008        --        --  1,000,000   1,062,560              1,000,000   1,062,560
PA Northampton County
 Series 1999                   5.000    8/15/2016        --        --  1,000,000   1,047,310              1,000,000   1,047,310
PA Norwin School District
 Series 2001 B, Insured:
 MBIA                          5.000     4/1/2013        --        --    575,000     607,413                575,000     607,413
PA Oxford Area School
 District Series 2001 A,
 Insured: FGIC                 5.250    2/15/2011        --        --    500,000     538,955                500,000     538,955
PA Philadelphia School
 District Series 2004 D,
 Insured: FGIC                 5.000     6/1/2015        --        --    250,000     266,003                250,000     266,003
PA Philadelphia Series 2003
 A, Insured: XCLA              5.250    2/15/2015        --        --    315,000     336,070                315,000     336,070
PA Pittsburgh School
 District Series 2002,
 Insured: FSA                  5.500     9/1/2012        --        --    500,000     550,075                500,000     550,075
PA Pittsburgh Series 2005
 A, Insured: MBIA              5.000     9/1/2017        --        --    170,000     180,011                170,000     180,011
PA Saucon Valley School
 District Series 1998,
 Insured: AMBAC                5.150   10/15/2013        --        --    905,000     942,105                905,000     942,105
PA Saucon Valley School
 District Series 1998,
 Insured: AMBAC                5.200   10/15/2014        --        --    950,000     989,967                950,000     989,967
PA Scranton School District
 Series 1998, Insured:
 AMBAC                         4.750     4/1/2008        --        --    235,000     243,178                235,000     243,178
PA Scranton School District
 Series 1998, Insured:
 AMBAC                         5.200     4/1/2011        --        --    595,000     619,687                595,000     619,687
PA Tyrone Area School
 District Series 1998,
 Insured: MBIA                 5.000    9/15/2013        --        --  1,845,000   1,923,154              1,845,000   1,923,154
PA Upper St. Clair
 Township School District
 Series 2002, Insured:
 FSA                           5.375    7/15/2013        --        --  1,000,000   1,090,670              1,000,000   1,090,670
PA Westmoreland County
 Series 1997, Insured:
 FGIC (a)                         --    12/1/2018        --        --  1,000,000     546,710              1,000,000     546,710
PR Commonwealth of
 Puerto Rico Municipal
 Finance Agency Series
 1999 A, Insured: FSA          5.500     8/1/2009 1,000,000 1,075,960         --          --              1,000,000   1,075,960
SC Charleston County
 School District Series
 2001                          5.000     2/1/2014        --        --    850,000     905,301                850,000     905,301
TN Anderson County Series
 2001, Insured: FSA            5.000     4/1/2013        --        --  1,535,000   1,630,001              1,535,000   1,630,001
TN Blount County Public
 Building Authority Local
 Government Public
 Improvement, Series
 2004 B-5-A, Insured:
 FGIC                          5.000     6/1/2016        --        --  1,075,000   1,144,381              1,075,000   1,144,381
TN Chattanooga Series
 2005 A, Insured: FSA          5.000     9/1/2014        --        --  4,150,000   4,473,036              4,150,000   4,473,036
TN Dickson County Series
 2002, Insured: FGIC           5.000     3/1/2014        --        --  1,000,000   1,075,580              1,000,000   1,075,580
TN Dickson County Series
 2003, Insured: FGIC           5.000     6/1/2014        --        --  1,000,000   1,068,400              1,000,000   1,068,400
TN Franklin Special School
 District Series 1999,
 Insured: FSA (a)                 --     6/1/2020        --        --  2,000,000   1,010,020              2,000,000   1,010,020
TN Franklin Special School
 District Series 2002          5.000     6/1/2012        --        --  1,000,000   1,070,790              1,000,000   1,070,790
TN Hamilton County Series
 1998 B                        5.100     8/1/2024        --        --    500,000     544,340                500,000     544,340
TN Kingsport Series 2004,
 Insured: AMBAC                5.000     3/1/2014        --        --  1,000,000   1,075,260              1,000,000   1,075,260
TN Knox County Series
 2001                          5.000     4/1/2009        --        --  5,000,000   5,257,500              5,000,000   5,257,500
TN Lawrenceburg Public
 Building Authority
 Water & Sewer, Series
 2001 B, Insured: FSA          5.500     7/1/2016        --        --  1,330,000   1,446,335              1,330,000   1,446,335
TN Madison County Series
 2002                          5.000     4/1/2013        --        --    390,000     414,476                390,000     414,476
TN Metropolitan
 Government, Nashville &
 Davidson County Series
 1993                          5.250    5/15/2007        --        --  1,000,000   1,031,140              1,000,000   1,031,140
TN Montgomery County
 Series 2004, Insured:
 FGIC                          5.000     5/1/2014        --        --  1,250,000   1,345,575              1,250,000   1,345,575
TN Overton County Series
 2004, Insured: MBIA           5.000     4/1/2016        --        --  1,000,000   1,072,140              1,000,000   1,072,140
TN Rutherford County
 Series 2005                   5.000     4/1/2014        --        --  1,550,000   1,667,831              1,550,000   1,667,831
TN Shelby County Series
 1996 B                        5.200    12/1/2009        --        --  1,030,000   1,062,260              1,030,000   1,062,260
TN Shelby County Series
 1997 B                        5.500     8/1/2008        --        --  6,450,000   6,821,004              6,450,000   6,821,004
TN Shelby County Series
 1999 A                        4.750     5/1/2021        --        --    400,000     405,144                400,000     405,144
TN Shelby County Series
 1999 B                        5.250     4/1/2011        --        --  1,000,000   1,079,240              1,000,000   1,079,240
TX Aldine Independent
 School District Series
 1997, Insured: PSF (a)           --    2/15/2007        --        --  2,175,000   2,086,477              2,175,000   2,086,477
TX Austin Independent
 School District Series
 2004, Insured: PSF            5.250     8/1/2015        --        --  8,150,000   8,895,154              8,150,000   8,895,154
TX Birdville Independent
 School District Series
 1997 B, Insured: PSF          5.000    2/15/2007        --        --  1,500,000   1,533,945              1,500,000   1,533,945
TX Comal Independent
 School District Series
 2001, Insured: PSFG           5.500     2/1/2014        --        --  1,000,000   1,084,320              1,000,000   1,084,320
TX Duncanville
 Independent School
 District Series 1993,
 Insured: PSF                  5.200    2/15/2009        --        --  1,485,000   1,565,309              1,485,000   1,565,309
TX Harris County Series
 2001                          5.000    10/1/2012        --        -- 10,990,000  11,667,643             10,990,000  11,667,643
TX Houston Series 2001 A,
 Insured: FSA                  5.500     3/1/2010        --        --  7,320,000   7,876,979              7,320,000   7,876,979
TX Katy Independent
 School District Series
 1992, Insured: PSFG (a)          --    8/15/2011        --        --  1,775,000   1,410,521              1,775,000   1,410,521
TX Lewisville Independent
 School District Series
 1997, Insured: PSF            6.750    8/15/2008        --        --  1,000,000   1,087,660              1,000,000   1,087,660
TX McKinney Independent
 School District Series
 2005, Insured: PSF            5.000    2/15/2014        --        --  4,000,000   4,272,320              4,000,000   4,272,320
TX Midlothian Independent
 School District Series
 1995, Insured: PSF            5.200    2/15/2013        --        --    215,000     216,296                215,000     216,296
TX Plano Independent
 School District Series
 2001, Insured: PSF            5.000    2/15/2009        --        --  4,000,000   4,191,640              4,000,000   4,191,640
TX Richardson Series 1998      5.250    2/15/2007        --        --  1,880,000   1,927,470              1,880,000   1,927,470
TX San Antonio
 Independent School
 District Series 2001 B,
 Insured: PSFG (a)                --    8/15/2011        --        --  3,500,000   2,778,160              3,500,000   2,778,160
TX San Antonio Series
 2001                          5.000     8/1/2010        --        --  7,855,000   8,336,040              7,855,000   8,336,040
TX San Benito
 Consolidated Independent
 School District Series
 1996, Insured: PSFG           5.000     8/1/2007        --        --    710,000     719,237                710,000     719,237
TX Spring Branch
 Independent School
 District Series 2001,
 Insured: PSFG                 5.375     2/1/2018        --        --  2,785,000   2,980,869              2,785,000   2,980,869
TX West University Place
 Series 1998, Insured:
 FSA                           5.100     2/1/2012        --        --    685,000     710,297                685,000     710,297
UT Cache County School
 District Series 1997          5.500    6/15/2007        --        --  2,145,000   2,223,486              2,145,000   2,223,486
VA Richmond Series 2002
 A, Insured: FSA               5.250    7/15/2012        --        --  1,000,000   1,090,500              1,000,000   1,090,500
WA Clark County School
 District No. 117 Camas
 Series 1998, Insured:
 AMBAC                         5.000    12/1/2012        --        --  1,805,000   1,933,137              1,805,000   1,933,137
WA Clark County School
 District No. 37
 Vancouver Series 2001 C,
 Insured: FGIC (a)                --    12/1/2016        --        --  1,000,000     601,920              1,000,000     601,920
WA Clark County School
 District No. 37
 Vancouver Series 2005,
 Insured: FGIC                 5.500     6/1/2015        --        -- 10,145,000  11,246,443             10,145,000  11,246,443
WA Jefferson County
 School District No. 49
 Series 1998, Insured:
 FSA                           5.000    12/1/2007        --        --  1,140,000   1,172,707              1,140,000   1,172,707
WA King & Snohomish
 Counties School District
 Series 1993, Insured:
 FGIC                          5.600    12/1/2010        --        --  6,150,000   6,690,277              6,150,000   6,690,277
WA King County Series
 1997 D                        5.550    12/1/2008        --        --  3,000,000   3,185,940              3,000,000   3,185,940
WA King County Series
 1998 B                        4.750     1/1/2017        --        --  1,000,000   1,021,700              1,000,000   1,021,700
WA Seattle Series 1998 A       5.500     3/1/2011        --        --  1,370,000   1,492,437              1,370,000   1,492,437
WA Spokane County
 School District No. 354
 Mead Series 1998,
 Insured: FGIC                 5.000    12/1/2009        --        --  1,975,000   2,086,982              1,975,000   2,086,982
WA Spokane County
 School District No. 354
 Mead Series 1998,
 Insured: FGIC                 5.250    12/1/2011        --        --  1,600,000   1,730,768              1,600,000   1,730,768
WA Spokane County
 School District No. 354
 Mead Series 1998,
 Insured: FGIC                 5.500    12/1/2010        --        --  7,800,000   8,480,706              7,800,000   8,480,706
WI Milwaukee County
 Series 2001 A                 5.000    10/1/2012        --        --  2,500,000   2,656,875              2,500,000   2,656,875
WI Milwaukee County
 Series 2001 A                 5.000    10/1/2013        --        --  2,500,000   2,658,875              2,500,000   2,658,875
WI Winneconne
 Community School
 District Series 1998,
 Insured: FSA                  4.900     4/1/2010        --        --  1,000,000   1,031,670              1,000,000   1,031,670
WI Winneconne
 Community School
 District Series 1998,
 Insured: FSA                  5.000     4/1/2011        --        --  1,050,000   1,088,630              1,050,000   1,088,630
WI Winneconne
 Community School
 District Series 1998,
 Insured: FSA                  5.000     4/1/2012        --        --  1,100,000   1,140,469              1,100,000   1,140,469
                                                            ---------            -----------                        -----------
Local General Obligations
 Total                                                      6,688,954            409,443,115                        416,132,069
                                                            =========            ===========                        ===========

                                                                                                                 Columbia
                                                      Columbia Florida         Columbia                        Intermediate
                                                        Intermediate         Intermediate                     Municipal Bond
                                                     Municipal Bond Fund  Municipal Bond Fund   Pro-Forma     Fund Pro-Forma
                                                        Acquired Fund       Acquiring Fund     Adjustments       Combined
                                                     ------------------- --------------------- ----------- ---------------------
                                                                Market               Market                            Market
                                 Rate (%)  Maturity     Par    Value ($)    Par     Value ($)                 Par     Value ($)
                                 -------- ---------- --------- --------- ---------- ----------             ---------- ----------
Special Non-Property
 Tax                       11.3%
AZ Phoenix Civic
 Improvement Corp.
 Senior Lien, Municipal
 Courthouse, Series
 1999 A                           5.500     7/1/2012        --        --  1,000,000  1,076,300              1,000,000  1,076,300
CA Economic Recovery
 Series 2004 A, Insured:
 MBIA                             5.000     7/1/2011        --        --  1,500,000  1,613,880              1,500,000  1,613,880
CA Economic Recovery
 Series 2004 A, Insured:
 MBIA                             5.000     7/1/2015        --        --  5,000,000  5,370,450              5,000,000  5,370,450
CA Los Angeles County
 Metropolitan
 Transportation
 Authority Series 2003
 A, Insured: FSA                  5.000     7/1/2017        --        --  6,280,000  6,661,824              6,280,000  6,661,824
CA Los Angeles County
 Metropolitan
 Transportation
 Authority Series 2003
 A, Insured: FSA                  5.000     7/1/2018        --        --  7,700,000  8,136,821              7,700,000  8,136,821
CO Denver City &
 County Series 1999 A,
 Insured: FSA                     5.375     9/1/2011        --        --  5,570,000  5,930,435              5,570,000  5,930,435
CO Department of
 Transportation Series
 2002 B, Insured: MBIA            5.500    6/15/2014        --        --  3,000,000  3,344,280              3,000,000  3,344,280
CO Department of
 Transportation Series
 2002 B, Insured: MBIA            5.500    6/15/2015        --        --  1,000,000  1,114,720              1,000,000  1,114,720
CT Special Tax
 Obligation Series 2001
 B, Insured: FSA                  5.375    10/1/2012        --        --  1,000,000  1,089,240              1,000,000  1,089,240
DC Washington
 Convention Center
 Authority Series 1998,
 Insured: AMBAC                   5.250    10/1/2014        --        --  5,620,000  5,931,460              5,620,000  5,931,460
FL Collier County Gas
 Tax Revenue Series
 2003, Insured:
 AMBAC                            5.250     6/1/2013 3,660,000 3,992,840                                    3,660,000  3,992,840
FL Collier County Gas
 Tax Revenue Series
 2003, Insured:
 AMBAC                            5.250     6/1/2015 3,285,000 3,555,684                                    3,285,000  3,555,684
FL Department of
 Environmental
 Protection Preservation
 Series 2000 A, Insured:
 FGIC                             5.750     7/1/2008        --        --  2,900,000  3,079,800              2,900,000  3,079,800
FL Hialeah Capital
 Improvement Revenue
 Series 1993                      5.500    10/1/2018 1,375,000 1,376,072                                    1,375,000  1,376,072
FL Hillsborough County
 Capital Improvement
 Revenue Criminal
 Justice Facilities
 Project, Series 2003,
 Insured: FGIC                    5.000     8/1/2012 1,000,000 1,071,600                                    1,000,000  1,071,600
FL Hillsborough County
 Capital Improvement
 Revenue Refunding
 County Center Project,
 Series 1996 B, Insured:
 MBIA                             5.000     7/1/2011 1,000,000 1,031,860                                    1,000,000  1,031,860
FL Hillsborough County
 Individual
 Development Authority
 Cigarette Tax
 Allocation, H. Lee
 Moffitt Cancer Project,
 Series 2002 B, Insured:
 AMBAC                            5.500     9/1/2015 2,335,000 2,557,082                                    2,335,000  2,557,082
FL Jacksonville Excise
 Tax Revenue Series
 1995 A, Insured: FGIC            5.000    10/1/2009 1,000,000 1,057,050                                    1,000,000  1,057,050
FL Jacksonville
 Guaranteed Entitlement
 Improvement Revenue
 Series 2002, Insured:
 FGIC                             5.375    10/1/2018 3,450,000 3,744,906                                    3,450,000  3,744,906
FL Jacksonville
 Guaranteed Entitlement
 Improvement Revenue
 Series 2002, Insured:
 FGIC                             5.375    10/1/2019 3,720,000 4,037,986                                    3,720,000  4,037,986
FL Jacksonville Sales Tax
 Revenue Series 2001,
 Insured FGIC                     5.500    10/1/2012 2,000,000 2,212,720                                    2,000,000  2,212,720
FL Jacksonville Sales Tax
 Revenue Series 2002,
 Insured: FGIC                    5.375    10/1/2018 1,000,000 1,085,480                                    1,000,000  1,085,480
FL Jacksonville Sales Tax
 Revenue Series 2003,
 Insured: MBIA                    5.250    10/1/2019 1,080,000 1,164,715                                    1,080,000  1,164,715
FL Jacksonville Series
 2003 C, AMT, Insured:
 MBIA                             5.250    10/1/2019        --        --  1,750,000  1,840,108              1,750,000  1,840,108
FL Jea St. Johns River
 Power Parkway
 Systems Revenue
 Series 2002                      5.250    10/1/2013 4,500,000 4,834,800                                    4,500,000  4,834,800
FL Lee County Capital
 Improvement Revenue
 Series 1997 A, Insured:
 MBIA                             5.750    10/1/2011 1,000,000 1,110,250                                    1,000,000  1,110,250
FL Manatee County
 School District Sales
 Tax Revenue Series
 2003, Insured:
 AMBAC                            5.000    10/1/2012 4,285,000 4,605,818                                    4,285,000  4,605,818
FL Ocala Capital
 Improvement Revenue
 Series 2003, Insured:
 AMBAC                            5.375    10/1/2016 1,530,000 1,669,322                                    1,530,000  1,669,322
FL Orange County
 Tourist Development
 Tax Authority Revenue
 Refunding, Series 1998
 A, Insured: AMBAC                5.000    10/1/2015 4,000,000 4,201,280                                    4,000,000  4,201,280
FL Osceola County
 Tourist Development
 Tax Revenue Series
 2002 A, Insured: FGIC            5.500    10/1/2014 1,555,000 1,714,108                                    1,555,000  1,714,108
FL Palm Beach County
 Criminal Justice
 Facilities Revenue
 Series 1993, Insured:
 FGIC                             5.375     6/1/2009 1,500,000 1,599,630                                    1,500,000  1,599,630
FL Palm Beach County
 Criminal Justice
 Facilities Revenue
 Series 1997, Insured:
 FGIC                             5.750     6/1/2013 3,500,000 3,939,740                                    3,500,000  3,939,740
FL Palm Beach County
 Public Improvement
 Revenue GO, Series
 2004                             5.000     8/1/2017 1,000,000 1,060,270                                    1,000,000  1,060,270
FL Pasco County Sales
 Tax Revenue Series
 2003, Insured:
 AMBAC                            5.000    12/1/2016 1,240,000 1,317,835                                    1,240,000  1,317,835
FL Polk County Transit
 Improvement Revenue
 Series 2004, Insured:
 FSA                              5.000    12/1/2025 1,000,000 1,056,760                                    1,000,000  1,056,760
FL Port St. Lucie Sales
 Tax Revenue Series
 2003, Insured: MBIA              5.000     9/1/2019 1,000,000 1,052,070                                    1,000,000  1,052,070
FL State Department of
 Environmental
 Protection &
 Preservation Revenue
 Refunding Florida
 Forever Project, Series
 2001 B, Insured: MBIA            5.000     7/1/2009 5,000,000 5,273,350                                    5,000,000  5,273,350
FL State Division of Bond
 Finance Series 1998 B,
 Insured: FSA                     5.500     7/1/2008 5,000,000 5,279,650                                    5,000,000  5,279,650
FL Tallahassee Blue Print
 2000 Intern
 Government Revenue
 Series 2003, Insured:
 FSA                              5.000    10/1/2013 3,775,000 4,032,757                                    3,775,000  4,032,757
FL Tampa Series 2001,
 Insured: AMBAC                   6.000    10/1/2008        --        --  1,000,000  1,073,600              1,000,000  1,073,600
FL Tampa Sports
 Authority & Local
 Optional Sales Tax
 Revenue Stadium
 Project, Series 1997,
 Insured: MBIA                    5.250     1/1/2017 1,000,000 1,030,900                                    1,000,000  1,030,900
FL Tampa Sports
 Authority Sales Tax
 Revenue Tampa Bay
 Arena Project, Series
 1995, Insured: MBIA              5.750    10/1/2015 2,500,000 2,795,650                                    2,500,000  2,795,650
FL Tampa Sports
 Authority Sales Tax
 Revenue Tampa Bay
 Arena Project, Series
 1995, Insured: MBIA              5.750    10/1/2020 1,000,000 1,156,000                                    1,000,000  1,156,000
GA Metropolitan Atlanta
 Rapid Transit Authority
 Series 1998 A, Insured:
 MBIA                             6.250     7/1/2010        --        --  1,000,000  1,116,030              1,000,000  1,116,030
IL Dedicated Tax Capital
 Appreciation Civic
 Center, Series 1990 B,
 Insured: AMBAC (a)                  --   12/15/2017        --        --  2,540,000  1,460,246              2,540,000  1,460,246
IL Regional
 Transportation
 Authority Series 1994
 C, Insured: FGIC                 7.750     6/1/2011        --        --  1,750,000  2,101,067              1,750,000  2,101,067
IL State Series 2002 First        5.250    6/15/2019        --        -- 10,000,000 10,960,400             10,000,000 10,960,400
IL State Series 2002
 Second, Insured: FGIC            5.500    6/15/2015        --        --  1,000,000  1,111,350              1,000,000  1,111,350
IN Hamilton County
 Series 1998, Insured:
 FSA                              5.250    7/10/2012        --        --  1,575,000  1,651,199              1,575,000  1,651,199
KS Wichita Series 2003-
 772, Insured: FGIC               4.250     9/1/2016        --        --  1,260,000  1,273,356              1,260,000  1,273,356
KS Wyandotte County
 Unified Government
 Series 2005 B                    4.750    12/1/2016        --        --  2,000,000  2,028,760              2,000,000  2,028,760
KS Wyandotte County
 Unified Government
 Series 2005                      5.000    12/1/2020        --        --  1,825,000  1,864,675              1,825,000  1,864,675
MA Massachusetts Bay
 Transportation
 Authority Series 2000
 A                                5.750     7/1/2014        --        --    250,000    272,605                250,000    272,605
MA Massachusetts Bay
 Transportation
 Authority Series 2004
 B                                5.250     7/1/2021        --        --  5,500,000  6,077,555              5,500,000  6,077,555
MA State Series 2005 A,
 Insured: FSA                     5.500     6/1/2016        --        -- 13,615,000 15,175,960             13,615,000 15,175,960
MD Department of
 Transportation County
 Transportation Series
 2002                             5.500     2/1/2010        --        -- 10,925,000 11,810,362             10,925,000 11,810,362
MD Department of
 Transportation County
 Transportation Series
 2002                             5.500     2/1/2015        --        --  3,750,000  4,192,462              3,750,000  4,192,462
MI Trunk Line Series
 1998 A                           5.250    11/1/2010        --        --  1,500,000  1,616,595              1,500,000  1,616,595
MI Trunk Line Series
 1998 A                           5.500    11/1/2016        --        --  2,000,000  2,242,160              2,000,000  2,242,160
MI Trunk Line Series
 2005, Insured: FSA               5.250    11/1/2017        --        --  5,050,000  5,555,858              5,050,000  5,555,858
NJ Economic
 Development Authority
 Series 2004                      5.500    6/15/2016        --        --  5,500,000  5,911,950              5,500,000  5,911,950
NJ Economic
 Development Authority
 Series 2004                      6.375    6/15/2015        --        --  4,000,000  4,270,680              4,000,000  4,270,680
NM Bernalillo County
 Series 1998                      5.250     4/1/2027        --        --  3,000,000  3,315,870              3,000,000  3,315,870
NM Dona Ana County
 Series 1998, Insured:
 AMBAC                            5.500     6/1/2016        --        --    750,000    838,028                750,000    838,028
NM Santa Fe Series 1997
 A, Insured: AMBAC                5.000     6/1/2008        --        --  2,000,000  2,083,840              2,000,000  2,083,840
NM Transportation
 Commission Series
 2000 A                           6.000    6/15/2010        --        --  6,000,000  6,632,580              6,000,000  6,632,580
NY Local Government
 Assistance Corp. Series
 1992 C                           6.000     4/1/2012        --        --    150,000    167,867                150,000    167,867

                                                                                                                  Columbia
                                                     Columbia Florida          Columbia                         Intermediate
                                                       Intermediate          Intermediate                      Municipal Bond
                                                   Municipal Bond Fund   Municipal Bond Fund    Pro-Forma      Fund Pro-Forma
                                                      Acquired Fund         Acquiring Fund     Adjustments        Combined
                                                   -------------------- ---------------------- ----------- ----------------------
                                                              Market                 Market                             Market
                               Rate (%)  Maturity     Par    Value ($)     Par      Value ($)                 Par      Value ($)
                               -------- ---------- --------- ---------- ---------- -----------             ---------- -----------
NY Metropolitan
 Transportation
 Authority Series 2004
 A, Insured: FGIC               5.250   11/15/2016        --         --  3,000,000   3,303,810              3,000,000   3,303,810
NY Metropolitan
 Transportation
 Authority Series 2004
 A, Insured: FGIC               5.250   11/15/2017        --         --  4,000,000   4,409,560              4,000,000   4,409,560
NY New York City
 Transitional Finance
 Authority Series 1998
 A                              5.500   11/15/2016        --         --  1,500,000   1,648,395              1,500,000   1,648,395
NY New York City
 Transitional Finance
 Authority Series 2002
 A (d)                          5.500    11/1/2026        --         -- 10,000,000  10,872,600             10,000,000  10,872,600
NY New York City
 Transitional Finance
 Authority Series 2004
 C                              5.250     2/1/2018        --         --  3,500,000   3,772,265              3,500,000   3,772,265
NY New York City
 Transitional Finance
 Authority Series 2005
 A-1                            5.000    11/1/2014        --         -- 10,000,000  10,762,900             10,000,000  10,762,900
PA Pittsburgh &
 Allegheny County
 Insured: AMBAC                 5.250     2/1/2012        --         --    500,000     534,190                500,000     534,190
PR Commonwealth of
 Puerto Rico
 Highway &
 Transportation
 Authority Series 2002
 E, Insured: FSA                5.500     7/1/2012        --         --  1,000,000   1,107,920              1,000,000   1,107,920
PR Commonwealth of
 Puerto Rico
 Highway &
 Transportation
 Authority Series 2005
 BB, Insured: FSA               5.250     7/1/2022 3,000,000  3,328,860 12,000,000  13,315,440             15,000,000  16,644,300
PR Commonwealth of
 Puerto Rico
 Infrastructure
 Financing Authority
 Series 2005 C, Insured:
 AMBAC                          5.500     7/1/2018        --         --  8,705,000   9,825,595              8,705,000   9,825,595
TX Houston Series 2001
 B, Insured: AMBAC
 (a)                               --     9/1/2017        --         --  2,000,000   1,164,540              2,000,000   1,164,540
                                                             ----------            -----------                        -----------
Special Non-Property Tax
 Total                                                       77,947,045            200,711,588                        278,658,633
                                                             ==========            ===========                        ===========
Special Property Tax      0.5%
CA Oceanside
 Community
 Development
 Commission Tax
 Allocation Series 2003         5.200     9/1/2017        --         --  1,000,000   1,021,990              1,000,000   1,021,990
CA Santa Clara
 Redevelopment
 Agency Tax Allocation
 Bayshore North, Series
 2002, Insured:
 AMBAC                          5.500     6/1/2013        --         --  4,195,000   4,611,899              4,195,000   4,611,899
MO Development
 Finance Board Series
 2000 A, Insured: MBIA          6.000     4/1/2014        --         --  2,000,000   2,195,440              2,000,000   2,195,440
NV Las Vegas
 Redevelopment
 Agency Sub Lien-
 Fremont Street, Series
 2003 A                         5.000    6/15/2013        --         --  3,685,000   3,791,091              3,685,000   3,791,091
                                                             ----------            -----------                        -----------
Special Property Tax
 Total                                                               --             11,620,420                         11,620,420
                                                             ==========            ===========                        ===========
State Appropriated        6.0%
AZ State Certificates of
 Participation Series
 2002 B, Insured: FSA           5.375     9/1/2008        --         --  2,000,000   2,110,900              2,000,000   2,110,900
CA Public Works Board
 Department of Mental
 Health, Coalinga State
 Hospital, Series 2004 A        5.500     6/1/2019        --         --  2,000,000   2,175,160              2,000,000   2,175,160
CA Public Works Board
 Series 2003 C                  5.500     6/1/2018        --         --  1,500,000   1,628,145              1,500,000   1,628,145
FL State Department
 Management Services
 Division Facilities
 Management Revenue
 Florida Facilities Pool
 Series A Insured:
 AMBAC                          5.000     9/1/2021 3,000,000  3,174,840                                     3,000,000   3,174,840
FL State Department of
 General Services
 Division of Facilities
 Management Revenue,
 Series 2003 A, Insured:
 FSA                            5.250     9/1/2015 1,515,000  1,667,242                                     1,515,000   1,667,242
KY Property & Buildings
 Commission Series
 2005, Insured: MBIA            5.000     8/1/2019        --         --  6,155,000   6,638,229              6,155,000   6,638,229
MI Building Authority
 Series 2003 II, Insured:
 MBIA                           5.000   10/15/2017        --         --  1,000,000   1,059,120              1,000,000   1,059,120
MI Building Authority
 Series 2005 I, Insured:
 AMBAC                          5.000   10/15/2029        --         --  7,000,000   7,414,330              7,000,000   7,414,330
NJ Economic
 Development Authority
 Series 2001 A, Insured:
 AMBAC                          5.500    6/15/2013        --         --  1,000,000   1,106,170              1,000,000   1,106,170
NJ Economic
 Development Authority
 Series 2005 K, Insured:
 AMBAC                          5.500   12/15/2019        --         --  2,500,000   2,820,625              2,500,000   2,820,625
NJ Economic
 Development Authority
 Series 2005 N-1,
 Insured: MBIA                  5.250     9/1/2014        --         --  8,530,000   9,338,303              8,530,000   9,338,303
NJ Transportation Trust
 Fund Authority Series
 1995, Insured: MBIA            6.500    6/15/2010        --         --  1,000,000   1,119,850              1,000,000   1,119,850
NJ Transportation Trust
 Fund Authority Series
 1999 A,                        5.625    6/15/2014        --         --  2,000,000   2,218,320              2,000,000   2,218,320
NJ Transportation Trust
 Fund Authority Series
 2001 C, Insured: FSA           5.500   12/15/2018        --         --  2,000,000   2,240,800              2,000,000   2,240,800
NJ Transportation Trust
 Fund Authority Series
 2003 A, Insured:
 AMBAC                          5.500   12/15/2015        --         --  3,260,000   3,626,554              3,260,000   3,626,554
NJ Transportation Trust
 Fund Authority Series
 2004 B, Insured: MBIA          5.500   12/15/2015        --         --  4,000,000   4,449,760              4,000,000   4,449,760
NJ Transportation Trust
 Fund Authority Series
 2005 C, Insured: FGIC          5.250    6/15/2012        --         -- 15,000,000  16,228,500             15,000,000  16,228,500
NY Dormitory Authority
 Series 1993 A                  5.250    5/15/2015        --         --  5,850,000   6,350,117              5,850,000   6,350,117
NY Dormitory Authority
 Series 1993 A, Insured:
 FSA                            5.250    5/15/2015        --         --  4,000,000   4,375,760              4,000,000   4,375,760
NY Dormitory Authority
 Series 1995 A, Insured:
 AMBAC                          5.625     7/1/2016        --         --  1,250,000   1,400,375              1,250,000   1,400,375
NY Dormitory Authority
 Series 1995 A, Insured:
 FGIC                           5.625     7/1/2016        --         --  5,000,000   5,620,950              5,000,000   5,620,950
NY Dormitory Authority
 Series 1995 A, Insured:
 FSA                            5.625     7/1/2016        --         --    500,000     562,095                500,000     562,095
NY Dormitory Authority
 Series 2002 B, Insured:
 AMBAC                          5.250   11/15/2026        --         --  1,000,000   1,077,720              1,000,000   1,077,720
NY Dormitory Authority
 Series 2005 B, Insured:
 FGIC                           5.500     7/1/2021        --         --  7,685,000   8,690,275              7,685,000   8,690,275
NY Tollway Authority
 Series 2002                    5.500     4/1/2013        --         --  4,510,000   4,917,343              4,510,000   4,917,343
NY Urban Development
 Corp. Series 1995              5.750     4/1/2011        --         --    500,000     547,695                500,000     547,695
NY Urban Development
 Corp. Series 2002 A            5.000     1/1/2017        --         --  4,000,000   4,207,720              4,000,000   4,207,720
OH Building Authority
 Series 2004 C, Insured:
 MBIA                           5.250    10/1/2015        --         --  7,185,000   7,867,791              7,185,000   7,867,791
OH Department of
 Administrative Services
 Certificates of
 Participation Series
 2005 A, Insured: MBIA          5.250     9/1/2014        --         --  8,780,000   9,605,144              8,780,000   9,605,144
OR Department of
 Administrative Services
 Certificates of
 Participation Series
 2002 C, Insured: MBIA          5.250    11/1/2010        --         -- 10,000,000  10,763,100             10,000,000  10,763,100
PR Commonwealth of
 Puerto Rico Public
 Finance Corp.
 Commonwealth
 Appropriation, Series
 2004 A                         5.750     8/1/2027        --         --  2,500,000   2,704,175              2,500,000   2,704,175
UT Building Ownership
 Authority Series 1998,
 Insured: FSA                   5.500    5/15/2014        --         --  5,000,000   5,532,200              5,000,000   5,532,200
VA Public School
 Authority Series 2001
 A                              5.000     8/1/2017        --         --  3,500,000   3,684,275              3,500,000   3,684,275
WV School Building
 Authority Series 1997,
 Insured: AMBAC                 5.500     7/1/2011        --         --  2,000,000   2,108,560              2,000,000   2,108,560
                                                             ----------            -----------                        -----------
State Appropriated Total                                      4,842,082            144,190,061                        149,032,143
                                                             ==========            ===========                        ===========
State General
 Obligations              7.2%
CA State Series 2000            5.000    12/1/2016        --         --    655,000     682,543                655,000     682,543
CA State Series 2003            5.250    11/1/2018        --         --  1,000,000   1,065,090              1,000,000   1,065,090
CA State Series 2004            5.000     4/1/2011        --         --  2,000,000   2,122,980              2,000,000   2,122,980
CA State Series 2004            5.000     2/1/2020        --         --    750,000     780,278                750,000     780,278
FL Board of Education
 Capital Outlay Series
 1998 B                         5.250     6/1/2011        --         --  3,990,000   4,315,345              3,990,000   4,315,345
FL Department of
 Transportation Series
 2002                           5.250     7/1/2013        --         --  7,290,000   7,938,956              7,290,000   7,938,956
FL State Board of
 Education Public
 Education Capital
 Outlay, GO Refunding,
 Series 1993 A                  5.000     6/1/2008 1,000,000  1,042,170         --          --              1,000,000   1,042,170
FL State Department of
 Transportation Series
 2004 A                         5.000     7/1/2030 1,000,000  1,035,610         --          --              1,000,000   1,035,610
GA State Series 1997 C          6.250     8/1/2009        --         --  4,400,000   4,848,008              4,400,000   4,848,008
GA State Series 1999 B          5.750     8/1/2008        --         --  1,000,000   1,066,480              1,000,000   1,066,480
GA State Series 1999 B          5.750     8/1/2010        --         --  2,000,000   2,202,140              2,000,000   2,202,140
HI State Series 2000 CU,
 Insured: MBIA                  5.750    10/1/2008        --         --  1,815,000   1,937,113              1,815,000   1,937,113
HI State Series 2001 CV,
 Insured: FGIC                  5.500     8/1/2009        --         -- 13,745,000  14,738,901             13,745,000  14,738,901
MA Massachusetts Bay
 Transportation
 Authority Series 1991
 A, Insured: MBIA               7.000     3/1/2021        --         --  5,750,000   7,215,790              5,750,000   7,215,790
MA Massachusetts Bay
 Transportation
 Authority Series 1993
 A, Insured: MBIA               5.500     3/1/2009        --         --  3,000,000   3,197,790              3,000,000   3,197,790

                                                                                                                Columbia
                                                 Columbia Florida           Columbia                          Intermediate
                                                   Intermediate           Intermediate                       Municipal Bond
                                                Municipal Bond Fund   Municipal Bond Fund    Pro-Forma       Fund Pro-Forma
                                                   Acquired Fund         Acquiring Fund     Adjustments         Combined
                                               --------------------- ---------------------- ----------- ------------------------
                                                           Market                 Market                              Market
                           Rate (%)  Maturity     Par     Value ($)     Par      Value ($)                 Par       Value ($)
                           -------- ---------- --------- ----------- ---------- -----------             ---------- -------------
MA Massachusetts
 Bay Transportation
 Authority Series
 1994 A,                    7.000     3/1/2007        --          --  2,195,000   2,301,326              2,195,000     2,301,326
MA Massachusetts
 Bay Transportation
 Authority Series
 1998 A, Insured:
 MBIA                       5.500     3/1/2012        --          --  1,290,000   1,417,671              1,290,000     1,417,671
MA Massachusetts
 Bay Transportation
 Authority Series
 1998 A, Insured:
 MBIA                       5.500     3/1/2014        --          --    750,000     831,990                750,000       831,990
MA Massachusetts
 Bay Transportation
 Authority Series
 1998 C,                    5.500     3/1/2008        --          --  1,000,000   1,048,900              1,000,000     1,048,900
MA State Series
 1998 C                     5.250     8/1/2017        --          --  1,775,000   1,942,879              1,775,000     1,942,879
MA State Series
 2003 D                     5.500    10/1/2017        --          --  5,000,000   5,594,350              5,000,000     5,594,350
MA State Series
 2003 D, Insured:
 AMBAC                      5.500    10/1/2019        --          --  3,900,000   4,390,503              3,900,000     4,390,503
MA State Series
 2004 B                     5.250     8/1/2016        --          -- 10,000,000  10,936,400             10,000,000    10,936,400
MI State Series 2001        5.500    12/1/2015        --          --  1,250,000   1,400,100              1,250,000     1,400,100
MN State Series
 2000                       5.500    11/1/2013        --          --  1,000,000   1,088,720              1,000,000     1,088,720
MS State Series 2000        5.000    12/1/2008        --          --  7,000,000   7,306,880              7,000,000     7,306,880
MS State Series 2002
 A                          5.500    12/1/2014        --          --  3,000,000   3,304,500              3,000,000     3,304,500
MS State Series 2003
 A                          5.250    11/1/2014        --          --  1,000,000   1,082,460              1,000,000     1,082,460
NJ State Series 2001
 H                          5.250     7/1/2014        --          --  5,000,000   5,457,500              5,000,000     5,457,500
OH State Series 2000
 A                          5.125     2/1/2009        --          --  2,495,000   2,628,607              2,495,000     2,628,607
OH State Series 2001
 A                          5.000    6/15/2012        --          --  5,000,000   5,290,600              5,000,000     5,290,600
OR State Series 1996
 B, AMT                     5.700     8/1/2016        --          --    295,000     302,564                295,000       302,564
OR State Series 1997
 A, AMT                     5.050     8/1/2011        --          --     90,000      92,491                 90,000        92,491
PA State Series 2002        5.000     2/1/2009        --          --  2,000,000   2,099,460              2,000,000     2,099,460
PA State Series 2002        5.500     2/1/2015        --          --  3,000,000   3,353,970              3,000,000     3,353,970
PA State Series 2004,
 Insured: MBIA              5.375     7/1/2016        --          -- 10,000,000  11,128,700             10,000,000    11,128,700
PR Commonwealth
 of Puerto Rico
 Public Finance
 Corp.
 Commonwealth
 Appropriation,
 Series 2004 A,
 Insured: AMBAC             5.250     8/1/2030 1,000,000   1,078,380  3,240,000   3,493,951              4,240,000     4,572,331
PR Commonwealth
 of Puerto Rico
 Public Finance
 Corp. Series 1997,
 Insured: MBIA              6.500     7/1/2015 4,190,000   5,045,095         --          --              4,190,000     5,045,095
PR Commonwealth
 of Puerto Rico
 Series 2003 C,
 Insured: MBIA              5.000     7/1/2028        --          --  1,000,000   1,044,310              1,000,000     1,044,310
TX State Public
 Finance Authority,
 Series 1997                5.000    10/1/2015        --          --  1,000,000   1,036,790              1,000,000     1,036,790
TX State Water
 Development,
 Series 1997 D              5.000     8/1/2019        --          -- 10,910,000  11,187,332             10,910,000    11,187,332
UT State Series 2002
 B                          5.375     7/1/2011        --          -- 10,000,000  10,912,700             10,000,000    10,912,700
VI Public Finance
 Authority Revenue
 Series 2004 A              5.000    10/1/2010        --          --    200,000     209,932                200,000       209,932
WA State Series
 1998 C                     5.500     7/1/2009        --          --  3,330,000   3,560,702              3,330,000     3,560,702
WA State Series
 2000 A                     5.625     7/1/2013        --          --  1,000,000   1,082,430              1,000,000     1,082,430
WI State Series 2005
 B, Insured: MBIA           5.000     5/1/2009        --          -- 11,260,000  11,843,268             11,260,000    11,843,268
                                                         -----------            -----------                        -------------
State General
 Obligations Total                                         8,201,255            169,483,400                          177,684,655
                                                         ===========            ===========                        =============
TAX-BACKED
 TOTAL                                                   114,256,586            978,102,610                        1,092,359,196
                                                         ===========            ===========                        =============
TRANSPORTATION        5.9%
Air Transportation    0.6%
OH Dayton Special
 Facilities Air
 Freight
 Corporation,
 Series 1996 D,
 AMT                        6.200    10/1/2009        --          --    500,000     542,965                500,000       542,965
TN Memphis Shelby
 County Airport
 Authority FedEx
 Corp., Series 1997         5.350     9/1/2012        --          --  6,180,000   6,575,335              6,180,000     6,575,335
TN Memphis Shelby
 County Airport
 Authority FedEx
 Corp., Series 2001         5.000     9/1/2009        --          --  5,000,000   5,192,000              5,000,000     5,192,000
TN Memphis Shelby
 County Airport
 Authority FedEx
 Corp., Series 2002         5.050     9/1/2012        --          --  1,000,000   1,048,170              1,000,000     1,048,170
                                                         -----------            -----------                        -------------
Air Transportation
 Total                                                            --             13,358,470                           13,358,470
                                                         ===========            ===========                        =============
Airports              1.3%
AZ Tucson Airport
 Authority, Inc.
 Series 2001, AMT,
 Insured: AMBAC             5.500     6/1/2012        --          --    500,000     533,185                500,000       533,185
CO Denver City &
 County Series
 1996 A, Insured:
 MBIA                       5.500   11/15/2025        --          --  2,000,000   2,058,600              2,000,000     2,058,600
CO Denver City &
 County Series
 2000 A, AMT,
 Insured: AMBAC             6.000   11/15/2015        --          --  3,075,000   3,363,343              3,075,000     3,363,343
FL Greater Orlando
 Aviation Authority
 Orlando Airport
 Facilities Revenue
 Series 2003 A,
 Insured: FSA               5.000    10/1/2013 1,500,000   1,606,665         --          --              1,500,000     1,606,665
FL Miami-Dade
 County Aviation
 Revenue Series
 1998 C, AMT,
 Insured: MBIA              5.250    10/1/2015 3,500,000   3,665,164         --          --              3,500,000     3,665,164
FL Pensacola Airport
 Revenue Series
 1997 B, AMT,
 Insured: MBIA              5.625    10/1/2014 2,000,000   2,105,920         --          --              2,000,000     2,105,920
IL Chicago O' Hare
 International
 Airport RSeries
 1993 C, Insured:
 MBIA                       5.000     1/1/2011        --          --  5,640,000   5,976,200              5,640,000     5,976,200
NC Charlotte Series
 1999 B, AMT,
 Insured: MBIA              6.000     7/1/2024        --          --  3,000,000   3,232,770              3,000,000     3,232,770
OK Airport Trust
 Series 2000 B,
 AMT, Insured:
 FSA                        5.375     7/1/2011        --          --  4,670,000   4,936,564              4,670,000     4,936,564
TX Houston Airport
 Systems Sub-
 Lien, Series 2002,
 Insured: FSA               5.000     7/1/2027        --          --  5,000,000   5,119,150              5,000,000     5,119,150
                                                         -----------            -----------                        -------------
Airports Total                                             7,377,749             25,219,812                           32,597,561
                                                         ===========            ===========                        =============
Ports                 0.1%
WA Port of Seattle
 Series 2000 A,
 Insured: MBIA              5.500     2/1/2026        --          --  2,625,000   2,800,402              2,625,000     2,800,402
                                                         -----------            -----------                        -------------
Ports Total                                                       --              2,800,402                            2,800,402
                                                         ===========            ===========                        =============
Toll Facilities       2.4%
CO E-470 Public
 Highway
 Authority Series
 1997 B, Insured:
 MBIA (a)                      --     9/1/2012        --          -- 10,000,000   7,546,100             10,000,000     7,546,100
CO E-470 Public
 Highway
 Authority Series
 2000 B, Insured:
 MBIA (a)                      --     9/1/2018        --          --  1,500,000     821,505              1,500,000       821,505
CO Northwest
 Parkway Public
 Highway
 Authority Revenue
 Series 2001 C,
 Insured: AMBAC
 (a) (e)                       --    6/15/2021        --          --  4,000,000   3,312,720              4,000,000     3,312,720
FL Orlando &
 Orange County
 Expressway
 Authority Revenue
 Junior Lien, Series
 1990, Insured:
 FGIC                       6.500     7/1/2010 2,000,000   2,250,640         --          --              2,000,000     2,250,640
FL Osceola County
 Transportation
 Revenue Osceola
 Parkway Project,
 Series 2004,
 Insured: MBIA              5.000     4/1/2018 1,000,000   1,056,190         --          --              1,000,000     1,056,190
FL State Turnpike
 Authority Revenue
 Series 2005 A,
 Insured: AMBAC             5.000     7/1/2021 3,000,000   3,172,710         --          --              3,000,000     3,172,710
KS Turnpike
 Authority Revenue
 Series 2002,
 Insured: FSA               5.250     9/1/2015        --          --  1,855,000   2,042,986              1,855,000     2,042,986
KS Turnpike
 Authority Revenue
 Series 2002,
 Insured: FSA               5.250     9/1/2016        --          --  1,230,000   1,357,194              1,230,000     1,357,194
NJ Turnpike
 Authority Series
 2000 A, Insured:
 MBIA                       6.000     1/1/2011        --          --  2,125,000   2,359,132              2,125,000     2,359,132
NJ Turnpike
 Authority Series
 2000 A, Insured:
 MBIA                       6.000     1/1/2013        --          --    275,000     311,523                275,000       311,523
NY Thruway
 Authority Second
 General
 Highway & Bridge
 Trust Fund, Series
 2003 A, Insured:
 MBIA                       5.250     4/1/2012        --          --  2,145,000   2,330,736              2,145,000     2,330,736
NY Thruway
 Authority Second
 General
 Highway & Bridge
 Trust Fund, Series
 2005 B, Insured:
 AMBAC                      5.500     4/1/2020        --          --  3,840,000   4,357,747              3,840,000     4,357,747

                                                                                                                  Columbia
                                                     Columbia Florida          Columbia                         Intermediate
                                                       Intermediate          Intermediate                      Municipal Bond
                                                   Municipal Bond Fund      Municipal Bond      Pro-Forma      Fund Pro-Forma
                                                      Acquired Fund      Fund Acquiring Fund   Adjustments        Combined
                                                   -------------------- ---------------------- ----------- ----------------------
                                                              Market                 Market                             Market
                               Rate (%)  Maturity     Par    Value ($)     Par      Value ($)                 Par      Value ($)
                               -------- ---------- --------- ---------- ---------- -----------             ---------- -----------
NY Thruway Authority
 Series 2005 B,
 Insured: FSA                   5.000     4/1/2015        --         --  7,500,000   8,089,575              7,500,000   8,089,575
NY Triborough
 Bridge & Tunnel
 Authority, Series
 2002 B                         5.000   11/15/2009        --         --  2,000,000   2,115,760              2,000,000   2,115,760
NY Triborough
 Bridge & Tunnel
 Authority Series 2002
 B, Insured: MBIA               5.500   11/15/2018        --         --  5,000,000   5,647,400              5,000,000   5,647,400
OH Turnpike
 Commission Series
 1998 A, Insured:
 FGIC                           5.500    2/15/2021        --         --  2,000,000   2,271,580              2,000,000   2,271,580
OH Turnpike
 Commission Series
 1998 A, Insured:
 FGIC                           5.500    2/15/2024        --         --  1,000,000   1,142,590              1,000,000   1,142,590
PA Delaware River
 Joint Toll Bridge
 Commission Series
 2003                           5.250     7/1/2011        --         --    500,000     537,680                500,000     537,680
PA Turnpike
 Commission Series
 2001 S,                        5.500     6/1/2015        --         --  1,000,000   1,093,290              1,000,000   1,093,290
TX Turnpike Authority
 Central Texas
 Turnpike System,
 Series 2002                    5.000     6/1/2008        --         --  7,000,000   7,284,620              7,000,000   7,284,620
                                                             ----------            -----------                        -----------
Toll Facilities Total                                         6,479,540             52,622,138                         59,101,678
                                                             ==========            ===========                        ===========
Transportation            1.5%
AR State Series 2000 A,         5.500     8/1/2011        --         -- 10,000,000  10,686,800             10,000,000  10,686,800
CA San Francisco Bay
 Area Rapid Transit
 District Series 2005
 A, Insured: MBIA               5.000     7/1/2020        --         --  2,040,000   2,153,506              2,040,000   2,153,506
DC Metropolitan Area
 Transit Authority
 Series 1993, Insured:
 FGIC                           6.000     7/1/2007        --         --    250,000     261,635                250,000     261,635
IN Transportation
 Finance Authority
 Series 2000                    5.750    12/1/2014        --         --  2,485,000   2,713,719              2,485,000   2,713,719
MA State Series 2000 A          5.750    6/15/2013        --         --    350,000     382,722                350,000     382,722
NJ Transit Corp.
 Certificates of
 Participation Series
 2002 A, Insured:
 AMBAC                          5.500    9/15/2015        --         --  6,725,000   7,440,136              6,725,000   7,440,136
OH Scioto County
 Norfolk Southern
 Corp., Series 1998             5.300    8/15/2013        --         --  2,500,000   2,563,100              2,500,000   2,563,100
OH State Major New
 State Infrastructure,
 Series 2002                    5.000    6/15/2010        --         -- 10,695,000  11,365,363             10,695,000  11,365,363
                                                             ----------            -----------                        -----------
Transportation Total                                                 --             37,566,981                         37,566,981
                                                             ==========            ===========                        ===========
TRANSPORTATION
 TOTAL                                                       13,857,289            131,567,803                        145,425,092
                                                             ==========            ===========                        ===========
UTILITIES                13.4%
Independent Power
 Producers                0.3%
CA Sacramento Power
 Authority Series
 2005, Insured:
 AMBAC                          5.250     7/1/2014        --         --  6,680,000   7,311,727              6,680,000   7,311,727
                                                             ----------            -----------                        -----------
Independent Power
 Producers Total                                                     --              7,311,727                          7,311,727
                                                             ==========            ===========                        ===========
Investor Owned            1.7%
CO Adams County
 Pollution Control
 Revenue Public
 Service Co., Colorado
 Project, Series 2005
 A, Insured: MBIA               4.375     9/1/2017        --         -- 11,550,000  11,538,796             11,550,000  11,538,796
FL Hillsborough County
 Industrial
 Development
 Authority Tampa
 Electric Co., Series
 1992                           4.000    5/15/2018        --         --  1,000,000   1,007,510              1,000,000   1,007,510
IN Development
 Finance Authority
 Southern Indiana
 Gas & Electric
 Project, Series 1998
 C, AMT                         5.000     3/1/2030        --         --  9,100,000   9,134,125              9,100,000   9,134,125
NH Business Finance
 Authority Series 2001
 C, Insured: MBIA               5.450     5/1/2021        --         --  1,500,000   1,622,865              1,500,000   1,622,865
TX Brazos River
 Authority TXU
 Energy Co., LLC,
 Series 2001 C, AMT             5.750     5/1/2036        --         --  5,195,000   5,489,556              5,195,000   5,489,556
TX Redeemable River
 Authority
 Southwestern Public
 Service Co., Series
 1991, Insured:
 AMBAC                          5.200     7/1/2011        --         --  6,000,000   6,223,440              6,000,000   6,223,440
TX Sabine River
 Authority TXU
 Electric Co., Series
 2001 B, AMT                    5.750     5/1/2030        --         --  2,995,000   3,164,817              2,995,000   3,164,817
WY Lincoln County
 Pacificorp, Series
 1991                           3.400     1/1/2016        --         --  3,075,000   3,001,508              3,075,000   3,001,508
                                                             ----------            -----------                        -----------
Investor Owned Total                                                 --             41,182,617                         41,182,617
                                                             ==========            ===========                        ===========
Joint Power Authority     0.8%
AZ Salt River Project
 Agricultural
 Improvement &
 Power District Series
 1993 B                         5.200     1/1/2008        --         --  1,210,000   1,259,186              1,210,000   1,259,186
AZ Salt River Project
 Agricultural
 Improvement &
 Power District Series
 2002 C                         5.000     1/1/2012        --         --  1,000,000   1,071,040              1,000,000   1,071,040
FL State Municipal
 Power Agency
 Revenue Refunding
 Series 2003 A,
 Insured: FSA                   5.000    10/1/2013 3,420,000  3,687,307         --          --              3,420,000   3,687,307
FL State Municipal
 Power Agency
 Revenue Stanton II
 Project, Series 2002,
 Insured: AMBAC                 5.500    10/1/2021 1,850,000  2,019,663         --          --              1,850,000   2,019,663
NC Eastern Municipal
 Power Agency Series
 1993 B                         6.125     1/1/2009        --         --  2,000,000   2,139,240              2,000,000   2,139,240
NC Eastern Municipal
 Power Agency Series
 1993 C                         5.500     1/1/2007        --         --    415,000     424,433                415,000     424,433
TX Municipal Power
 Agency Series 1993,
 Insured: MBIA (a)                 --     9/1/2015        --         --    250,000     161,818                250,000     161,818
UT Associated
 Municipal Power
 Systems Series 2003
 A, Insured: FSA                5.000     4/1/2012        --         --  1,250,000   1,337,975              1,250,000   1,337,975
WA Energy Northwest
 Electric Series 2002
 A, Insured: MBIA               5.750     7/1/2018        --         --  1,000,000   1,104,540              1,000,000   1,104,540
WA Energy Northwest
 Electric Series 2002
 A, Insured: MBIA               5.500     7/1/2016        --         --  4,675,000   5,081,538              4,675,000   5,081,538
WA Public Power
 Supply Series 1990 A           5.800     7/1/2007        --         --  1,150,000   1,197,449              1,150,000   1,197,449
                                                             ----------            -----------                        -----------
Joint Power Authority
 Total                                                        5,706,970             13,777,219                         19,484,189
                                                             ==========            ===========                        ===========
Municipal Electric        4.3%
AZ Power Reserves
 Authority Series 2001          5.000    10/1/2010        --         --    500,000     532,315                500,000     532,315
CA Department of
 Water Resources
 Series 2002 A                  6.000     5/1/2013        --         --  2,000,000   2,245,560              2,000,000   2,245,560
CA Department of
 Water Resources
 Series 2002 A                  5.500     5/1/2011        --         -- 10,000,000  10,862,500             10,000,000  10,862,500
CA Department of
 Water Resources
 Series 2002 A,
 Insured: MBIA                  5.250     5/1/2010        --         --  5,000,000   5,380,800              5,000,000   5,380,800
FL Charlotte County
 Utilities Revenue
 Refunding, Series
 1996 A, Insured:
 FGIC                           5.625    10/1/2016 1,250,000  1,301,300         --          --              1,250,000   1,301,300
FL Gainesville Utilities
 Systems Revenue
 Series 1992 B                  6.500    10/1/2011 3,000,000  3,439,140         --          --              3,000,000   3,439,140
FL Gainesville Utilities
 Systems Revenue
 Unrefunded Balance,
 Series 1996 A                  5.750    10/1/2007   685,000    717,332         --          --                685,000     717,332
FL Jacksonville Electric
 Systems Authority
 Revenue Refunding
 St. John's River Issue
 2 Project, Series
 1995-11                        5.375    10/1/2015 2,000,000  2,003,240         --          --              2,000,000   2,003,240
FL Kissimmee Utilities
 Authority Electrical
 System Improvement
 Revenue, Series 2003,
 Insured: FSA                   5.250    10/1/2015 2,235,000  2,426,070         --          --              2,235,000   2,426,070
FL Orlando Utilities
 Commission Water &
 Electric Revenue
 Series 2001                    5.000    10/1/2009 5,865,000  6,195,200         --          --              5,865,000   6,195,200
FL Orlando Utilities
 Commission Water &
 Electric Revenue
 Series 2002 C                  5.250    10/1/2018 6,425,000  6,912,465         --          --              6,425,000   6,912,465
FL Orlando Utilities
 Commission Water &
 Electric Revenue
 Series 2002 C                  5.250    10/1/2016 1,500,000  1,616,685         --          --              1,500,000   1,616,685
FL Port St. Lucie
 Utilities Revenue
 Series 2003, Insured:
 MBIA                           5.000     9/1/2017   920,000    973,930         --          --                920,000     973,930
GA Municipal Electric
 Authority Series 1998
 Y, Insured: AMBAC              6.400     1/1/2013        --         --  4,205,000   4,790,841              4,205,000   4,790,841
IL Springfield Electric
 Revenue Senior Lien,
 Series 1991                    6.500     3/1/2007        --         --  2,250,000   2,344,140              2,250,000   2,344,140
MI Public Power
 Agency Series 2002
 A, Insured: MBIA               5.250     1/1/2016        --         --  1,000,000   1,091,290              1,000,000   1,091,290
MN Northern Municipal
 Power Agency Series
 1998, Insured: FSA             5.250     1/1/2012        --         --  2,490,000   2,664,823              2,490,000   2,664,823
OK Grand River Dam
 Authority Series 2002
 A, Insured: FSA                5.000     6/1/2012        --         --  1,000,000   1,073,200              1,000,000   1,073,200
PR Commonwealth of
 Puerto Rico Electric
 Power Authority
 Series 1997 BB,
 Insured: MBIA                  6.000     7/1/2012        --         --  3,000,000   3,411,780              3,000,000   3,411,780
PR Commonwealth of
 Puerto Rico Electric
 Power Authority
 Series 2002 KK,
 Insured: FSA                   5.250     7/1/2012        --         --  1,000,000   1,093,250              1,000,000   1,093,250

                                                                                                               Columbia
                                                  Columbia Florida          Columbia                         Intermediate
                                                    Intermediate          Intermediate                      Municipal Bond
                                                Municipal Bond Fund   Municipal Bond Fund    Pro-Forma      Fund Pro-Forma
                                                   Acquired Fund         Acquiring Fund     Adjustments        Combined
                                                -------------------- ---------------------- ----------- ----------------------
                                                           Market                 Market                             Market
                            Rate (%)  Maturity     Par    Value ($)     Par      Value ($)                 Par      Value ($)
                            -------- ---------- --------- ---------- ---------- -----------             ---------- -----------
PR Commonwealth of
 Puerto Rico Electric
 Power Authority
 Series 2003 NN,
 Insured: MBIA               5.250     7/1/2019   500,000    552,495    500,000     552,495              1,000,000   1,104,990
TN Metropolitan
 Government
 Nashville &
 Davidson County
 Series 1998 B               5.500    5/15/2013        --         --  2,000,000   2,213,160              2,000,000   2,213,160
TN Tennergy Corp.
 Series 1999,
 Insured: MBIA               5.000     6/1/2007        --         --  1,500,000   1,542,195              1,500,000   1,542,195
TX Lower Colorado
 River Authority
 Series 1999 A,
 Insured: AMBAC              5.500    5/15/2021        --         --  1,500,000   1,600,395              1,500,000   1,600,395
TX Sam Rayburn
 Municipal Power
 Agency Series 2002          5.500    10/1/2011        --         --  8,355,000   8,824,384              8,355,000   8,824,384
TX San Antonio
 Electric & Gas
 Series 2002                 5.000     2/1/2010        --         --  5,000,000   5,276,750              5,000,000   5,276,750
TX San Antonio
 Electric & Gas
 Series 2002                 5.375     2/1/2014        --         --  2,500,000   2,735,150              2,500,000   2,735,150
TX San Antonio
 Electric & Gas
 Series 2005                 5.000     2/1/2018        --         -- 10,000,000  10,536,800             10,000,000  10,536,800
WA Seattle Municipal
 Light & Power
 Series 2001,
 Insured: FSA                5.250     3/1/2011        --         -- 10,365,000  11,140,820             10,365,000  11,140,820
                                                          ----------            -----------                        -----------
Municipal Electric
 Total                                                    26,137,857             79,912,648                        106,050,505
                                                          ==========            ===========                        ===========
Water & Sewer          6.3%
AZ Central Arizona
 Water Conservation
 District Series 1993
 A,                          5.500    11/1/2008        --         --    250,000     265,712                250,000     265,712
AZ Phoenix Civic
 Improvement Corp.
 Junior Lien, Series
 2001, Insured: FGIC         5.250     7/1/2008        --         --  1,130,000   1,186,636              1,130,000   1,186,636
CA Citrus Heights
 Water District Series
 2000, Insured: FGIC         5.250    10/1/2020        --         --  1,800,000   1,927,494              1,800,000   1,927,494
CA Department of
 Water Resources
 Central Valley,
 Series 2002 X,
 Insured: FGIC               5.500    12/1/2015        --         --  1,000,000   1,124,490              1,000,000   1,124,490
CA Pico Rivera Water
 Authority Revenue
 Water System
 Project, Series 1999
 A, Insured: MBIA            5.500     5/1/2029        --         --  3,000,000   3,365,040              3,000,000   3,365,040
DC Water & Sewer
 Authority Series
 1998, Insured: FSA          5.500    10/1/2011        --         --  2,000,000   2,190,440              2,000,000   2,190,440
DE Economic
 Development
 Authority General
 Waterworks Corp.,
 Series 1992 B               6.450    12/1/2007        --         --  1,165,000   1,232,395              1,165,000   1,232,395
FL Boca Raton
 Water & Sewer
 Revenue Series
 2001                        5.000    10/1/2008 1,000,000  1,048,860         --          --              1,000,000   1,048,860
FL Brevard County
 Utilities Revenue
 Series 2002,
 Insured: FGIC               5.250     3/1/2014 2,000,000  2,161,540         --          --              2,000,000   2,161,540
FL Cocoa Water &
 Sewer Revenue
 Series 2003,
 Insured: AMBAC              5.500    10/1/2019 1,000,000  1,127,980         --          --              1,000,000   1,127,980
FL Daytona Beach
 Utilities Systems
 Revenue Series D,
 Insured: FSA                5.250   11/15/2016 1,200,000  1,294,188         --          --              1,200,000   1,294,188
FL Holly Hill Water &
 Sewer Revenue
 Series 2002,
 Insured: MBIA               5.000    10/1/2015   745,000    791,048         --          --                745,000     791,048
FL Hollywood
 Water & Sewer
 Improvement
 Revenue Series
 2003, Insured: FSA          5.000    10/1/2017 1,070,000  1,133,087         --          --              1,070,000   1,133,087
FL Manatee County
 Public Utilities &
 Improvement
 Revenue Series
 2003 A, Insured:
 MBIA                        5.000    10/1/2012 2,000,000  2,152,280         --          --              2,000,000   2,152,280
FL Miami-Dade
 County Stormwater
 Utilities Revenue
 Series 2004,
 Insured: MBIA               5.000     4/1/2024 2,445,000  2,555,098         --          --              2,445,000   2,555,098
FL Municipal Loan
 Council Revenue
 North Miami Beach
 Water Project,
 Series 2002 B,
 Insured: MBIA               5.375     8/1/2016 1,485,000  1,613,155         --          --              1,485,000   1,613,155
FL Ocala Utilities
 System Revenue
 Series B, Insured:
 FGIC                        5.250    10/1/2020 1,000,000  1,081,040         --          --              1,000,000   1,081,040
FL Port St. Lucie
 Utilities Revenue
 Series 2003,
 Insured: MBIA               5.000     9/1/2019 2,115,000  2,225,128         --          --              2,115,000   2,225,128
FL Port St. Lucie
 Utilities Revenue
 Unrefunded
 Balance, Series
 2003                        5.000     9/1/2016   490,000    519,939         --          --                490,000     519,939
FL Sarasota County
 Utilities Systems
 Revenue Series
 2002 C, Insured:
 FGIC                        5.250    10/1/2016 1,000,000  1,077,790         --          --              1,000,000   1,077,790
FL Sebring Water &
 Wastewater
 Revenue Series
 2002, Insured: FGIC         5.250     1/1/2014 1,030,000  1,116,819         --          --              1,030,000   1,116,819
FL State Governmental
 Utility Authority
 Revenue Lehigh
 Utilities Systems,
 Series 2003,
 Insured: AMBAC              5.000    10/1/2017 1,180,000  1,249,573         --          --              1,180,000   1,249,573
FL Tallahassee
 Conservative
 Utilities System
 Revenue Series
 2001, Insured: FGIC         5.500    10/1/2018 1,000,000  1,126,420         --          --              1,000,000   1,126,420
FL Tallahassee
 Conservative
 Utilities System
 Revenue Series
 2001, Insured: FGIC         5.500    10/1/2014 1,330,000  1,486,807         --          --              1,330,000   1,486,807
FL Tallahassee
 Consolidated Utility
 Series 2001,
 Insured: FGIC               5.500    10/1/2017        --         --  1,900,000   2,133,453              1,900,000   2,133,453
FL Tampa Bay Water
 Utility Systems
 Revenue Series
 2005 Insured: FGIC          5.500    10/1/2019 1,500,000  1,693,710         --          --              1,500,000   1,693,710
FL Tampa Water &
 Sewer Revenue
 Series 2002 B               5.000     7/1/2010 1,000,000  1,064,020         --          --              1,000,000   1,064,020
FL Tohopekaliga
 Water Utilities
 Authority Revenue
 Series 2003 B,
 Insured: FSA                5.250    10/1/2017 1,110,000  1,198,634         --          --              1,110,000   1,198,634
FL Water Pollution
 Control Financing
 Corporation
 Revenue Series
 2001                        5.500    1/15/2013 1,390,000  1,514,794         --          --              1,390,000   1,514,794
FL Winter Park
 Water & Sewer
 Revenue Series
 2002, Insured:
 AMBAC                       5.250    12/1/2014 1,405,000  1,525,521         --          --              1,405,000   1,525,521
GA Atlanta Water &
 Wastewater Series
 1999 A, Insured:
 FGIC                        5.500    11/1/2018        --         -- 15,305,000  17,217,054             15,305,000  17,217,054
GA Columbus
 Water & Sewer
 Series 2002,
 Insured: FSA                5.000     5/1/2010        --         --  1,000,000   1,062,250              1,000,000   1,062,250
IL Chicago
 Waterworks Series
 1993, Insured: FGIC         5.100    11/1/2008        --         --  1,490,000   1,563,278              1,490,000   1,563,278
IL Chicago
 Waterworks Series
 1993, Insured: FGIC         6.500    11/1/2009        --         --  2,155,000   2,390,714              2,155,000   2,390,714
IL Northwest
 Municipal Junction
 Action Water
 Agency & Supply
 Systems Series
 1997, Insured:
 MBIA                        5.125     5/1/2011        --         --  6,985,000   7,296,182              6,985,000   7,296,182
IN Bond Bank Series
 2001 A                      5.375     2/1/2013        --         --  1,910,000   2,082,664              1,910,000   2,082,664
KS Wichita Water &
 Sewer Utility Series
 2005 A, Insured:
 FGIC                        5.000    10/1/2014        --         --  1,000,000   1,079,800              1,000,000   1,079,800
KS Wyandotte County
 Unified Government
 Utility System
 Series 2004 B,
 Insured: FSA                5.000     9/1/2032        --         --  2,000,000   2,061,800              2,000,000   2,061,800
KS Wyandotte County
 Unified Government
 Utility System
 Series 2004,
 Insured: AMBAC              5.650     9/1/2016        --         --  7,555,000   8,479,128              7,555,000   8,479,128
KS Wyandotte County
 Unified Government
 Utility System
 Series 2004,
 Insured: AMBAC              5.650     9/1/2017        --         --  8,635,000   9,758,154              8,635,000   9,758,154
MA Water Resource
 Authority Series
 1998 B, Insured:
 FSA                         5.500     8/1/2015        --         --  1,000,000   1,113,050              1,000,000   1,113,050
MA Water Resource
 Authority Series
 2005 A, Insured:
 MBIA                        5.250     8/1/2017        --         --  6,885,000   7,563,035              6,885,000   7,563,035
MI Detroit Water
 Supply Systems
 Series 1995 B,
 Insured: MBIA               5.300     7/1/2009        --         --  1,000,000   1,064,220              1,000,000   1,064,220
NC Charlotte Water &
 Sewer System
 Revenue Series
 2002 A                      5.000     7/1/2009        --         --  1,000,000   1,055,730              1,000,000   1,055,730
NC Winston-Salem
 Water & Sewer
 System Series 1997          4.600     6/1/2011        --         --  1,200,000   1,229,052              1,200,000   1,229,052
NY New York City
 Municipal Water
 Finance Authority
 Series 2000 B               5.125    6/15/2031        --         --  7,000,000   7,155,820              7,000,000   7,155,820
OH Cleveland
 Waterworks Series
 1993 G, Insured:
 MBIA                        5.500     1/1/2013        --         --    750,000     815,250                750,000     815,250
PA Allegheny County
 Series 2005 A,
 Insured: MBIA               5.000    12/1/2017        --         --    265,000     282,273                265,000     282,273
PA Lancaster Area
 Sewer Authority
 Series 2004,
 Insured: MBIA               5.000     4/1/2016        --         --    500,000     531,740                500,000     531,740
PA Philadelphia
 Water &
 Wastewater Series
 1993, Insured:
 MBIA                        5.625    6/15/2009        --         --  1,000,000   1,074,970              1,000,000   1,074,970
TN Metropolitan
 Government
 Nashville &
 Davidson County
 Water & Sewer
 Series 1993,
 Insured: FGIC               6.500     1/1/2010        --         --  2,750,000   3,059,210              2,750,000   3,059,210
TX Colorado River
 Municipal Water
 Series 2003,
 Insured: AMBAC              5.000     1/1/2012        --         --  4,030,000   4,293,441              4,030,000   4,293,441
TX Coppell
 Waterworks &
 Sewer Systems
 Series 2001,
 Insured: FSA                5.000     9/1/2009        --         --  1,455,000   1,497,457              1,455,000   1,497,457
TX Dallas
 Waterworks &
 Sewer Systems
 Series 2001                 5.000    10/1/2016        --         --  7,300,000   7,669,745              7,300,000   7,669,745
TX Houston Utility
 System Series 2004
 A, Insured: FGIC            5.250    5/15/2024        --         --  5,000,000   5,310,700              5,000,000   5,310,700
TX Houston Water &
 Sewer System
 Junior Lien, Series
 1991 C, Insured:
 AMBAC (a)                      --    12/1/2011        --         --  4,000,000   3,130,280              4,000,000   3,130,280
TX Houston Water &
 Sewer System
 Junior Lien, Series
 2001 A, Insured:
 FSA                         5.500    12/1/2017        --         --  4,720,000   5,138,617              4,720,000   5,138,617
WA Kitsap County
 Sewer Series 1996,
 Insured: MBIA               5.600     7/1/2008        --         --  1,000,000   1,015,520              1,000,000   1,015,520
WA Seattle Water
 System Series 1997          5.375     8/1/2009        --         --    250,000     263,427                250,000     263,427
WI Milwaukee
 Metropolitan Sewer
 District Series 1997
 A                           5.125    10/1/2016        --         --  5,790,000   5,971,169              5,790,000   5,971,169
                                                          ----------            -----------                        -----------
Water & Sewer Total                                       30,757,431            125,651,390                        156,408,821
                                                          ==========            ===========                        ===========

                                                                                                               Columbia
                                                Columbia Florida           Columbia                          Intermediate
                                                  Intermediate           Intermediate                       Municipal Bond
                                              Municipal Bond Fund     Municipal Bond Fund    Pro-Forma      Fund Pro-Forma
                                                 Acquired Fund          Acquiring Fund      Adjustments        Combined
                                             ---------------------  ----------------------- ----------- -----------------------
                            Rate                         Market                  Market                              Market
                            (%)    Maturity     Par     Value ($)      Par      Value ($)                  Par      Value ($)
                            ----- ---------- --------- -----------  --------- -------------             --------- -------------
UTILITIES TOTAL                                         62,602,258              267,835,601                         330,437,859
                                                       ===========            =============                       =============
TOTAL
 MUNICIPAL
 BONDS                                                 294,725,816            2,138,348,903                       2,433,074,719
                                                       ===========            =============                       =============
INVESTMENT
 COMPANY               0.1%
Dreyfus Tax-Exempt
 Cash Management
 Fund                                               --          --     11,352        11,352                11,352        11,352
Columbia
 Tax-Exempt
 Reserves, Capital
 Class (g)                                   2,922,990   2,922,990                       --                           2,922,990
                                                       -----------            -------------                       -------------
INVESTMENT
 COMPANY
 TOTAL                                                   2,922,990                   11,352                           2,934,342
                                                       ===========            =============                       =============
SHORT-TERM
 OBLIGATIONS           0.6%
Variable Rate
 Demand Notes (f)      0.6%
NY New York City
 Series 1993 E-2,
 LOC: JPMorgan
 Chase Bank                 2.530   8/1/2020        --          --  3,000,000     3,000,000             3,000,000     3,000,000
FL Collier County
 Health Facilities
 Authority
 Cleveland Clinic
 Health System,
 Series 2003 C-1,
 LOC: JPMorgan
 Chase Bank                 2.530   1/1/2035        --          --  1,000,000     1,000,000             1,000,000     1,000,000
IL Health Facilities
 Authority OSF
 Healthcare
 Systems, Series
 2002, LOC: Fifth
 Third Bank                 2.550 11/15/2027        --          --  1,700,000     1,700,000             1,700,000     1,700,000
IN Health Facility
 Financing
 Authority Fayette
 Memorial Hospital
 Association, Inc.,
 Series 2002 A,
 LOC: US Bank
 NA                         2.570  10/1/2032        --          --    500,000       500,000               500,000       500,000
IN Health Facility
 Financing
 Authority Great
 Lakes Christian
 Homes, Golden
 Years Homestead,
 Inc., Series 2002
 A, LOC: Wells
 Fargo Bank N.A.            2.620   6/1/2025        --          --    500,000       500,000               500,000       500,000
MN Cohasset
 Minnesota
 Power & Light
 Co., Series 1997
 B, LOC: LaSalle
 Bank N.A.                  2.560   6/1/2013        --          --    500,000       500,000               500,000       500,000
MN Higher
 Education
 Facilities
 Authority St. Olaf
 College, Series
 2002                       2.520  10/1/2020        --          --    800,000       800,000               800,000       800,000
MN Higher
 Education
 Facilities
 Authority St. Olaf
 College, Series
 2002, LOC: Harris
 Trust & Savings
 Bank                       2.520  10/1/2032        --          --    500,000       500,000               500,000       500,000
MS Jackson County
 Pollution Control
 Revenue Chevron
 USA Project, Inc.
 Series 1993                2.600   6/1/2023        --          --  3,000,000     3,000,000             3,000,000     3,000,000
WI Health &
 Educational
 Facilities
 Authority
 ProHealth Care,
 Inc., Series 2001
 B, Insured:
 AMBAC                      2.520  8/15/2030        --          --    500,000       500,000               500,000       500,000
WY Uinta County
 Chevron Corp.,
 Series 1993                2.600  8/15/2020        --          --  2,200,000     2,200,000             2,200,000     2,200,000
                                                       -----------            -------------                       -------------
Variable Rate
 Demand Notes
 Total                                                          --               14,200,000                          14,200,000
                                                       ===========            =============                       =============
SHORT-TERM
 OBLIGATIONS
 TOTAL                                                          --               14,200,000                          14,200,000
                                                       ===========            =============                       =============
TOTAL
 INVESTMENTS          99.5%                            297,648,806            2,152,560,255                       2,450,209,061
                                                       ===========            =============                       =============
OTHER ASSETS &
 LIABILITIES,
 NET                   0.5%                               (843,590)              14,351,895                          13,508,305
                                                       -----------            -------------                       -------------
NET ASSETS           100.0%                            296,805,216            2,166,912,150                       2,463,717,366
                                                       ===========            =============                       =============
Total Investments at
 Cost(h)                                               291,481,945            2,096,134,191                       2,387,616,136
                                                       ===========            =============                       =============

Notes to Investment Portfolio:

(a) Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) Security purchased on a delayed delivery basis.

(d) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e) Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2005.

(g) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of Columbia Management Advisors, LLC.

(h) Cost for federal income tax purposes is $291,482,746, $2,095,172,746 and $2,386,655,492, respectively, for the Columbia Florida Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, and the Columbia Intermediate Municipal Bond Fund Pro-Forma Combined.

Acronym      Name
------------------------------------------------------------
ABAG         Association of Bay Area Governments
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
CON          College Construction Loan Insurance Association
FGIC         Finance Guaranty Insurance Co.
FHA          Federal Housing Administration
FNMA         Federal National Mortgage Association
FSA          Federal Housing Administration
GNMA         Government National Mortgage Association
GO           General Obligation
LOC          Letter of Credit/Line of Credit
MBIA         MBIA Insurance Corp.
PSFG         Guaranteed by Permanent School Fund
RAD          Radian Asset Assurance, Inc.
XLCA         XL Capital Assurance, Inc.

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                            Columbia
                                                            Florida         Columbia                       Columbia
                                                          Intermediate    Intermediate                   Intermediate
                                                         Municipal Bond  Municipal Bond                 Municipal Bond
                                                              Fund            Fund                           Fund
                                                         -------------- ---------------                ---------------
                                                                                          Pro-Forma       Pro-Forma
                                                         Acquired Fund   Acquiring Fund  Adjustments       Combined
                                                         -------------- ---------------  -----------   ---------------
Assets:
Investments, at cost                                     $ 291,481,945  $ 2,096,134,191   $      --    $ 2,387,616,136
Investments, at value                                      297,648,806    2,152,560,255          --      2,450,209,061
Cash                                                               821               --          --                821
Receivable for:                                                                                                     --
   Investments sold                                                 --        9,181,133          --          9,181,133
   Investments sold on a delayed delivery basis                     --               --          --                 --
   Fund shares sold                                             49,117        1,277,382          --          1,326,499
   Interest                                                  3,205,657       32,088,512          --         35,294,169
Deferred Trustees' compensation plan                             5,543           42,703          --             48,246
Expense reimbursement due from Investment Advisor               27,616           65,445          --             93,061
Other Assets                                                   115,671               --          --            115,671
                                                         -------------  ---------------   ---------    ---------------
       Total Assets                                        301,053,231    2,195,215,430          --      2,496,268,661
                                                         -------------  ---------------   ---------    ---------------
Liabilities:
Payable for:
   Payable to custodian bank                                        --            3,545          --              3,545
   Investments purchased                                     2,438,250        9,994,327          --         12,432,577
   Investments purchased on a delayed delivery basis                --        5,863,095          --          5,863,095
   Fund shares repurchased                                     436,205        4,113,227          --          4,549,432
   Distributions Payable                                       831,233        6,626,384          --          7,457,617
   Investment advisory fee                                     103,771          763,700          --            867,471
   Administration fee                                           38,970          124,268          --            163,238
   Transfer agent fee                                            7,477           24,121          --             31,598
Pricing and bookkeeping fees                                        --           17,257          --             17,257
Merger costs                                                    89,012          130,033          --            219,045
   Trustees' fees                                               53,522          178,379          --            231,901
   Audit fee                                                    16,145           27,878          --             44,023
   Distribution and service fees                                26,234           23,179          --             49,413
   Custody fee                                                   1,968           10,938          --             12,906
Chief compliance officer expenses and fees                          --            1,250          --              1,250
Deferred Trustees' fees                                          5,543           42,703          --             48,246
Other liabilities                                              326,327          358,996          --            685,323
                                                         -------------  ---------------   ---------    ---------------
       Total Liabilities                                     4,374,657       28,303,280          --         32,677,937
                                                         -------------  ---------------   ---------    ---------------
Net Assets                                               $ 296,678,574    2,166,912,150   $      --    $ 2,463,590,724
                                                         =============  ===============   =========    ===============
Composition of Net Assets:
Paid-in capital                                          $ 289,524,684  $ 2,107,551,070          --    $ 2,397,075,754
Overdistributed net investment income                          238,603        1,789,817          --    $     2,028,420
Accumulated net realized gain (loss)                           748,406        1,145,199          --    $     1,893,605
Unrealized appreciation on investments                       6,166,881       56,426,064          --    $    62,592,945
                                                         -------------  ---------------   ---------    ---------------
Net Assets                                               $ 296,678,574  $ 2,166,912,150   $      --    $ 2,463,590,724
                                                         =============  ===============   =========    ===============
Class A
Net assets                                               $  51,649,494  $    70,711,471   $      --    $   122,360,965
Shares outstanding                                           4,967,211        6,858,396      42,439(e)      11,868,046
                                                         =============  ===============                ===============
Net asset value per share (b)                            $       10.40  $         10.31                $         10.31
                                                         =============  ===============                ===============
Maximum sales charge                                              3.25%            3.25%                          3.25%
Maximum offering price per share (c)                             10.75            10.66                          10.66

Class B
Net assets                                               $   9,922,235  $     7,039,593   $      --    $    16,961,828
Shares outstanding                                             953,739          682,766       8,650(e)       1,645,155
                                                         =============  ===============                ===============
Net asset value, offering and redemption price per share $       10.40  $         10.31                $         10.31
                                                         =============  ===============                ===============
Class C
Net assets                                               $   8,025,018  $     8,317,820   $      --    $    16,342,838
Shares outstanding                                             770,501          806,761       7,871(e)       1,585,133
                                                         =============  ===============                ===============
Net asset value, offering and redemption price per share $       10.42  $         10.31                $         10.31
                                                         =============  ===============                ===============
Class G
Net assets                                               $          --  $       457,878   $      --    $       457,878
Shares outstanding                                                  --           44,410          --(e)          44,410
                                                         =============  ===============                ===============
Net asset value, offering and redemption price per share $          --  $         10.31                $         10.31
                                                         =============  ===============                ===============
Class T
Net assets                                               $          --  $    17,261,241   $      --    $    17,261,241
Shares outstanding                                                  --        1,674,201          --(e)       1,674,201
                                                         =============  ===============                ===============
Net asset value per share (b)                            $          --  $         10.31                $         10.31
                                                         =============  ===============                ===============
Maximum sales charge                                                --             4.75%                          4.75%
Maximum offering price per share (c)                                --            10.82                          10.82

Class Z
Net assets                                               $ 227,081,827  $ 2,063,124,147   $      --    $ 2,290,205,974
Shares outstanding                                          21,833,977      200,105,948     191,418(e)     222,131,343
                                                         =============  ===============                ===============
Net asset value, offering and redemption price per share $       10.40  $         10.31                $         10.31
                                                         =============  ===============                ===============

(a) Class A, B, C and Z shares of Columbia Florida Intermediate Municipal Bond Fund are exchanged for new Class A, B, C and Z shares of Columbia Intermediate Municipal Bond Fund, respectively, based on the Net Asset Value per share of Columbia Intermediate Municipal Bond Fund's Class A, B, C and Z shares, respectively, at the time of the merger.
(b) Redemption price per share is equal to net assets value less any applicable contingent deferred sales charge.
(c) On sales of $50,000 or more the offering price is reduced.
(e) Reflects estimated shares issued to the Acquired fund at the time of the merger.

                See Accompanying Notes to Financial Statements.

Pro-forma Combining
Statement of Operations
For the Twelve Months Ended October 31, 2005 (Unaudited)

                                                Columbia
                                                Florida        Columbia
                                              Intermediate   Intermediate
                                             Municipal Bond Municipal Bond
                                                  Fund           Fund
                                             -------------- --------------
                                                                             Pro Forma       Pro Forma
                                              Target Fund   Acquiring Fund  Adjustments      Combined
                                             -------------- -------------- -----------    ------------
Investment Income:
Interest                                      $ 8,192,361    $ 30,275,075   $      --     $ 38,467,436
Dividends                                              --          15,053          --     $     15,053
                                              -----------    ------------   ---------     ------------
   Total Investment Income                      8,192,361      30,290,128          --       38,482,489
                                              -----------    ------------   ---------     ------------
Expenses:
Investment advisory fee                           811,150       3,108,480     115,819        4,035,449(a)
Administration fee                                315,843         454,051    (180,068)         589,826(a)
Distribution fee:
       Class B                                     53,467          18,797      (7,176)          65,088(a)
       Class C                                     61,158          22,922      (8,140)          75,940(a)
       Class G                                         --           4,135          --            4,135(a)
Service fee:
       Class A                                     51,314          50,737     (10,325)          91,726(a)
       Class B                                     17,822           5,784      (3,579)          20,027(a)
       Class C                                     20,386           7,053      (4,073)          23,366(a)
       Class G                                         --             954          --              954(a)
Shareholder services fee - Class T                     --          27,598          --           27,598(a)
Transfer agent fee                                 31,361         152,147      18,303(c)       201,811
Pricing and bookkeeping fees                           --         125,117      75,616          200,733(a)
Trustees' fees                                     21,190          26,801      (7,064)(b)       40,927
Custody fee                                        11,142          33,615          --           44,757
Registration fees                                     360         113,972        (332)(b)      114,000
Merger costs                                           --          46,133     (46,133)             -- (d)
Chief compliance officer expenses and
  fees                                                 --           8,930          --            8,930
Non-Recurring Costs                                    --          10,215          --           10,215
Other expenses                                    184,992         125,377     (29,800)(b)      280,569
                                              -----------    ------------   ---------     ------------
   Total Operating Expenses                     1,580,185       4,342,818     (86,952)       5,836,051
Interest Expense                                    1,534              --          --            1,534
   Total Expenses                               1,581,719       4,342,818     (86,952)       5,837,585
Fees waived by Distributor - Class C                  (55)        (15,869)    (36,650)         (52,574)(e)
Fees waived by Transfer Agent:                         --          (5,290)      5,290(c)            --
Fees and expenses waived or reimbursed
  by Investment Advisor                          (362,101)        (66,690)   (682,710)      (1,111,501)(f)
Non-recurring costs assumed by
  Investment Advisor                                   --         (10,215)         --          (10,215)
Custody earnings credit                                --          (3,814)         --           (3,814)
                                              -----------    ------------   ---------     ------------
   Net Expenses                                 1,219,563       4,240,940    (801,022)       4,659,481
                                              -----------    ------------   ---------     ------------
Net Investment Income                           6,972,798      26,049,188     801,022       33,823,008

Net Realized and Unrealized Gain (Loss)
  on Investments:
Net realized gain on investments and
  futures contracts                             1,416,872       2,680,907          --        4,097,779
Net change in unrealized
  appreciation/depreciation on
  investments and futures contracts            (2,117,029)    (43,413,483)         --      (45,530,512)
                                              -----------    ------------   ---------     ------------
Net                                              (700,157)    (40,732,576)                 (41,432,733)
                                              -----------    ------------   ---------     ------------
Net Increase in Net Assets from
  Operations                                  $ 6,272,641    $(14,683,388)  $ 801,022       (7,609,725)
                                              -----------    ------------   ---------     ------------

(a) Based on the contract in effect for Columbia Intermediate Municipal Bond Fund, the surviving fund.
(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c) Reflects the impact of changes to the transfer agent fee that is expected to be implemented on the date the merger is consumated.
(d) Previous merger costs borne by the Aquiring fund as part of another fund merger are not expected going forward.
(e) Based on voluntary 12b-1 fee waiver in effect for Class C of the Columbia Intermediate Municipal Bond Fund, the surviving fund.
(f) Based on contractual expense cap in effect for Columbia Intermediate Municipal Bond Fund, the surviving fund.

                See Accompanying Notes to Financial Statements.

The following table shows on an unaudited basis the capitalization of the Columbia Florida Intermediate Municipal Bond Fund, the Columbia Texas Intermediate Municipal Bond Fund and the Columbia Intermediate Municipal Bond Fund as of October 31, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Columbia Florida Intermediate Municipal Bond Fund and the Columbia Texas Intermediate Municipal Bond Fund by the Columbia Intermediate Municipal Bond Fund at net asset value as of that date:

                            Columbia     Columbia
                            Florida       Texas
                          Intermediate Intermediate    Columbia                        Columbia
                           Municipal    Municipal    Intermediate                    Intermediate
                           Bond Fund    Bond Fund   Municipal Bond                  Municipal Bond
                           (Acquired    (Acquired   Fund (Acquiring   Pro Forma     Fund Pro Forma
                             Fund)        Fund)          Fund)       Adjustments    Combined/(1)/
                          ------------ ------------ --------------- -----------     --------------
Class A (3)
Net asset value.......... $ 51,649,494    7,794,013 $   70,711,471   $     -- /(2)/ $  130,154,978
Shares outstanding.......    4,967,211      768,790      6,858,396      29,616*         12,624,013
Net asset value per share $      10.40 $      10.14 $        10.31                  $        10.31
Class B (3)
Net asset value.......... $  9,922,235      390,169 $    7,039,593   $     -- /(2)/ $   17,351,997
Shares outstanding.......      953,739       38,473        682,766       8,021*          1,682,999
Net asset value per share $      10.40 $      10.14 $        10.31                  $        10.31
Class C (3)
Net asset value.......... $  8,025,018      308,579 $    8,317,820   $     -- /(2)/ $   16,651,417
Shares outstanding.......      770,501       30,417        806,761       7,384*          1,615,063
Net asset value per share $      10.42 $      10.14 $        10.31                  $        10.31
Class G
Net asset value.......... $         -- $         -- $      457,878   $     -- /(2)/ $      457,878
Shares outstanding.......           --           --         44,410                          44,410
Net asset value per share $         -- $         -- $        10.31                  $        10.31
Class T
Net asset value.......... $         -- $         -- $   17,261,241   $     -- /(2)/ $   17,261,241
Shares outstanding.......           --           --      1,674,201                       1,674,201
Net asset value per share $         -- $         -- $        10.31                  $        10.31
Class Z (3)
Net asset value.......... $227,081,827  192,051,766 $2,063,124,147   $     -- /(2)/ $2,482,257,740
Shares outstanding.......   21,833,977   18,941,295    200,105,948    (122,159)*       240,759,061
Net asset value per share $      10.40 $      10.14 $        10.31                  $        10.31

* Approximately reflects shares issued to Acquired Fund shareholders at the time of the merger

(1) Assumes the Acquisition was consummated on October 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Intermediate Municipal Bond Fund will be received by the shareholders of the Columbia Florida Intermediate Municipal Bond Fund and the Columbia Texas Intermediate Municipal Bond Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Intermediate Municipal Bond Fund that actually will be received on or after such date.

(2) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $0, $0 and $0 to be borne by Columbia Florida Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund and Columbia Intermediate Municipal Bond Fund, respectively.

(3) Class A, B, C and Z shares of Columbia Florida Intermediate Municipal Bond Fund and Columbia Texas Intermediate Municipal Bond Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Intermediate Municipal Bond Fund based on the net asset value of Columbia Intermediate Municipal Bond Fund's shares at the time of the merger.

                   COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND
                                      AND
              COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL INCOME FUND

                   PRO-FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               October 31, 2005
                                  (unaudited)

Note 1. Organization

Columbia Intermediate Municipal Bond Fund (the "Acquiring Fund" or the "Fund"), a series of Columbia Funds Series Trust I, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Florida Intermediate Municipal Income Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital. The Acquired Fund seeks high current income exempt from federal income and Florida state intangibles taxes consistent with moderate fluctuation of principal.

Fund Shares

The Acquiring Fund and the Acquired Fund each may offer an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. The Acquired Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on November 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro-Forma Investment Portfolios and Pro-Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of October 31, 2005. The Pro-Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended October 31, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of October 31, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated October 31, 2005 and March 31, 2005 for the Acquiring Fund and the Acquired

Fund, respectively, as well as the semiannual shareholder report dated September 30, 2005 for the Acquired Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Capital Loss Carryforwards

As of March 31, 2005, the Acquired Fund had a capital loss carryforward of approximately $298 thousand that expires in 2013. This capital loss carryforward may be available to the Acquiring Fund to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. The availability of a portion of the capital loss carryforward may be limited in a given year.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at October 31, 2005:

                          Shares of    Additional Shares   Total Shares
                       Acquiring Fund   Assumed Issued     Outstanding
Class of Shares        Pre-Combination    with Merger    Post Combination
---------------        --------------- ----------------- ----------------
Class A Shares             6,858,396       5,009,650        11,868,046
Class B Shares               682,766         962,389         1,645,155
Class C Shares               806,761         778,372         1,585,133
Class G Shares                44,410              --            44,410
Class T Shares             1,674,201              --         1,674,201
Class Z Shares           200,105,948      22,025,395       222,131,343

Note 6. Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                                                 Filed pursuant to Rule 497(b).
                                                           File no. 333-134446.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 June 26, 2006

This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Columbia Intermediate Core Bond Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust, into Columbia Core Bond Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated June 26, 2006 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund............................ 2
Independent Registered Public Accounting Firm.............................. 2
Financial Statements....................................................... 2
Appendix A - Statement of Additional Information of the Acquiring Fund..... A-1
Appendix B - Pro Forma Financial Statements................................ B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated September 1, 2005, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2005 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

    Appendix A - Statement of Additional Information of the Acquiring Fund

                            COLUMBIA CORE BOND FUND
                    Series of Columbia Funds Series Trust I

                               SUPPLEMENT TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 1, 2005
       (Replacing Supplements dated October 5, 2005, October 7, 2005 and
                               November 1, 2005)

    1. Effective October 10, 2005, Columbia Quality Plus Bond Fund changed its name to Columbia Core Bond Fund; accordingly, all references throughout the Statement of Additional Information are changed as appropriate.

    2. At a meeting held on September 16, 2005, shareholders of Columbia Intermediate Government Income Fund approved the reorganization of the Columbia Intermediate Government Income Fund into Columbia Intermediate Core Bond Fund (formerly named Nations Intermediate Bond Fund) (the "Reorganization"). The Reorganization took place on October 10, 2005. Accordingly, effective October 10, 2005, all references to the Columbia Intermediate Government Income Fund in the Statement of Additional Information are removed.

    3. The name of the Trust is revised to read "Columbia Funds Series Trust I."

    4. The following sentence is added to the first paragraph on the front cover of the SAI:

       The unaudited Financial Statements appearing in the Fund's October 31, 2005 Semi-Annual Report are also incorporated into this SAI by reference.

    5. The first sentence in the section entitled "Organization and History" is revised to read:

       The Trust is a Massachusetts business trust organized in 1987. The Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006.

    6. The last paragraph of the section entitled "Organization and History" is revised in its entirety to read:

       Effective October 13, 2003, the Trust changed its name from "Liberty-Stein Roe Funds Municipal Trust" to "Columbia Funds Trust IX." Effective September 23, 2005, the name of the trust was changed from "Columbia Funds Trust IX" to "Columbia Funds Series Trust I."

    7. Effective November 1, 2005, the following language replaces the language currently in the section of the Statement of Additional Information entitled FUNDAMENTAL INVESTMENT POLICIES:

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

    1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

    2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

    3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

    4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
       (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

    8. The section entitled "Trustees and Trustees' Fees" is revised in its entirety to read:

       TRUSTEES AND TRUSTEES' FEES

       The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

       The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended April 30, 2005 and the calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                                               Aggregate
                             Pension or      Compensation
                             Retirement    from the Fund for     Total Compensation From the
                          Benefits Accrued  the Fiscal Year   Columbia Fund Complex Paid to the
                             as part of          Ended       Trustees for the Calendar Year Ended
Trustee                   Fund Expenses(b)  August 31, 2005          December 31, 2005(a)
-------                   ---------------- ----------------- ------------------------------------
Douglas A. Hacker........       N/A             $2,062                     $111,277
Janet Langford Kelly.....       N/A              2,337                      116,500
Richard W. Lowry.........       N/A              1,876                      142,500
William E. Mayer.........       N/A              2,158                      147,750
Charles R. Nelson........       N/A              2,149                      111,500
John J. Neuhauser........       N/A              1,955                      137,833
Patrick J. Simpson(c)....       N/A              1,939                      107,500
Thomas E. Stitzel........       N/A              2,201                      113,000
Thomas C. Theobald(d)....       N/A              2,706                      205,500
Anne-Lee Verville(e).....       N/A              2,355                      120,723
Richard L. Woolworth.....       N/A              1,877                      106,500

(a) As of December 31, 2005, each trustee other than Richard W. Lowry, John J. Neuhauser and William E. Mayer oversees 83 funds in the Fund Complex, and Messrs. Lowry, Neuhauser and Mayer each oversee 85 funds in the Fund Complex.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended April 30, 2005, and the calendar year ended December 31, 2005, Mr. Simpson deferred $1,939 of his compensation from the Fund, and $107,500 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under that plan was $269,502.

(d) During the fiscal year ended April 30, 2005, and the calendar year ended December 31, 2005, Mr. Theobald deferred $1,622 of his compensation from the Fund, and $150,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.

(e) During the fiscal year ended April 30, 2005, Ms. Verville deferred $478 of her compensation from the Fund pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under that plan was $683,935.

    9. The section entitled "Share Ownership" is revised in its entirety to read:

       SHARE OWNERSHIP

       The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and (ii) in the funds in the Fund Complex.

                                              Aggregate Dollar Range of Equity
                      Dollar Range of Equity   Securities Owned in All Funds
                      Securities Owned in the      Overseen by Trustee in
Name of Trustee                Fund                Columbia Fund Complex
---------------       ----------------------- --------------------------------
DISINTERESTED
  TRUSTEES
Douglas A. Hacker....          None                    Over $100,000
Janet Langford Kelly.          None                    Over $100,000
Richard W. Lowry.....          None                    Over $100,000
Charles R. Nelson....          None                    Over $100,000
John J. Neuhauser....          None                    Over $100,000
Patrick J. Simpson...          None                    Over $100,000
Thomas E. Stitzel....          None                   $50,001-$100,000
Thomas C. Theobald...          None                    Over $100,000
Anne-Lee Verville....          None                   Over $100,000/1/
Richard L. Woolworth.          None                    Over $100,000

INTERESTED TRUSTEES
William E. Mayer.....          None                   $50,001-$100,000

/1/ Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by Ms. Verville.

     10. The section entitled "Ownership of the Fund" is replaced in its entirety to read:

       As of record on February 28, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

       As of record on February 28, 2006, the following shareholders of record owned 5% or more of the following classes of the Fund's outstanding shares:

                                      Percent of Class
Shareholder (name and address)             Total
------------------------------        ----------------
Class A Shares:

Ameriprise Trust Company FBO.........      29.28%
AMERIPRISE TR RETIRE SERV PLANS
996 AXP Financial Center
Minneapolis, MN 55474-0009

Charles Schab & Co. Inc. Cust........      12.34%
101 Montgomery St.
San Francisco, CA 94104-4122

Class C Shares:

Merrill Lynch Pierce Fenner & Smith..      11.05%
For the Sole Benefit of Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Class G Shares:

NFS LLC FEBO.........................      14.79%
Grace Baptist Church
17 West Ave.
Norwalk, CT 06854-2208

Class Z Shares:

Bank of America......................      11.12%
401K for Legacy Fleet Trust
700 Louisiana St.
Houston, TX 77002-2700

Bank of America NA...................      12.51%
Bank of America 401K Plan
P.O. Box 2518
Houston TX 77252-2518

Bank of America NA...................      70.38%
411 N Akard St.
Dallas, TX 75201-3307

     11. The first paragraph of the front cover of Part 2 of the SAI is revised in its entity to read:

       The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust, SteinRoe Variable Investment Trust and Liberty Variable Investment Trust (each a Trust and together, the Trusts). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

     12. The section entitled "Trustees and Officers" in Part 2 of the SAI is revised to read:

       Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

                                                                            Number of
                                                                          Portfolios in
                                   Year First                                 Fund
                                   Elected or                                Complex
                        Position   Appointed    Principal Occupation(s)     Overseen     Other Directorships
Name and Year of Birth with Funds to Office(1)  During Past Five Years     by Trustee          Held(2)
---------------------- ---------- ------------ -------------------------- ------------- ---------------------

  Disinterested
    Trustees

  Thomas C. Theobald    Trustee       1996     Partner and Senior              83       Anixter International
  (Born 1937)           and                    Advisor, Chicago Growth                  (network support
                        Chairman               Partners (private equity                 equipment
                        of the                 investing) since                         distributor); Ventas,
                        Board                  September, 2004;                         Inc. (real estate
                                               Managing Director,                       investment trust);
                                               William Blair Capital                    Jones Lang LaSalle
                                               Partners (private equity                 (real estate
                                               investing) from                          management services)
                                               September, 1994 to                       and Ambac Financial
                                               September, 2004.                         Group (financial
                                                                                        guaranty insurance)

  Douglas A. Hacker                   1996     Executive Vice President        83       Nash Finch Company
  (Born 1955)           Trustee                -- Strategy of United                    (food distributor)
                                               Airlines (airline) since
                                               December, 2002;
                                               President of UAL Loyalty
                                               Services (airline) from
                                               September, 2001 to
                                               December, 2002;
                                               Executive Vice President
                                               and Chief Financial
                                               Officer of United Airlines
                                               from July, 1999 to
                                               September, 2001.

                                                                                    Number of
                                                                                  Portfolios in
                                   Year First                                         Fund
                                   Elected or                                        Complex
                        Position  Appointed to      Principal Occupation(s)         Overseen    Other Directorships
Name and Year of Birth with Funds  Office(1)        During Past Five Years         by Trustee         Held(2)
---------------------- ---------- ------------ ---------------------------------- ------------- -------------------
 Janet Langford Kelly                 1996     Partner, Zelle, Hofmann, Voelbel,       83         UAL Corporation
 (Born 1957)            Trustee                Mason & Gette LLP (law firm)                       (airline)
                                               since March, 2005; Adjunct
                                               Professor of Law, Northwestern
                                               University, since September,
                                               2004; Chief Administrative
                                               Officer and Senior Vice President,
                                               Kmart Holding Corporation
                                               (consumer goods), from
                                               September, 2003 to March, 2004;
                                               Executive Vice President
                                               -Corporate Development and
                                               Administration, General Counsel
                                               and Secretary, Kellogg Company
                                               (food manufacturer), from
                                               September, 1999 to August, 2003.

 Richard W. Lowry       Trustee       1995     Private Investor since August,          85         None
 (Born 1936)                                   1987 (formerly Chairman and
                                               Chief Executive Officer, U.S.
                                               Plywood Corporation (building
                                               products manufacturer) until
                                               1987).

 Charles R. Nelson      Trustee       1981     Professor of Economics,                 83         None
 (Born 1943)                                   University of Washington since
                                               January, 1976; Ford and Louisa
                                               Van Voorhis
                                               Professor of Political Economy,
                                               University of Washington, since
                                               September, 1993; Director,
                                               Institute for Economic Research,
                                               University of Washington from
                                               September, 2001 to June, 2003;
                                               Adjunct Professor of
                                               Statistics, University of
                                               Washington since September,
                                               1980; Associate Editor, Journal of
                                               Money Credit and Banking since
                                               September, 1993; consultant on
                                               econometric and statistical
                                               matters.

 John J. Neuhauser      Trustee       1985     University Professor, Boston            85         None
 (Born 1942)                                   College since November, 2005;
                                               Academic Vice President and
                                               Dean of Faculties, Boston College
                                               from August, 1999 to October,
                                               2005.

                                                                         Number of
                                                                       Portfolios in
                                   Year First                              Fund
                                   Elected or                             Complex
                        Position   Appointed   Principal Occupation(s)   Overseen     Other Directorships
Name and Year of Birth with Funds to Office(1) During Past Five Years   by Trustee          Held(2)
---------------------- ---------- ------------ ----------------------- ------------- ----------------------

Disinterested Trustees

Patrick J. Simpson      Trustee       2000     Partner, Perkins Coie        83       None
(Born 1944)                                    L.L.P. (law firm).

Thomas E. Stitzel                     1998     Business Consultant          83       None
(Born 1936)             Trustee                since 1999; Chartered
                                               Financial Analyst.

Anne-Lee Verville                     1998     Retired since 1997           83       Chairman of the Board
(Born 1945)             Trustee                (formerly General                     of Directors, Enesco
                                               Manager, Global                       Group,Inc. (producer
                                               Education Industry,                   of giftware and home
                                               IBM Corporation                       and garden decor
                                               (computer and                         products)
                                               technology) from
                                               1994 to 1997).

Richard L. Woolworth    Trustee       1991     Retired since                83       Northwest Natural Gas
(Born 1941)                                    December, 2003                        (natural gas service
                                               (formerly Chairman                    provider)
                                               and Chief Executive
                                               Officer, The Regence
                                               Group Co. (regional
                                               health insurer);
                                               Chairman and Chief
                                               Executive Officer,
                                               BlueCross BlueShield
                                               of Oregon; Certified
                                               Public Accountant,
                                               Arthur Young &
                                               Company).

                                                                         Number of
                                                                       Portfolios in
                                   Year First                              Fund
                                   Elected or                             Complex
                        Position   Appointed   Principal Occupation(s)   Overseen     Other Directorships
Name and Year of Birth with Funds to Office(1) During Past Five Years   by Trustee          Held(2)
---------------------- ---------- ------------ ----------------------- ------------- ----------------------

Interested Trustee

William E. Mayer(3)     Trustee       1994     Partner, Park Avenue         85       Lee Enterprises (print
(Born 1940)                                    Equity Partners                       media), WR
                                               (private equity) since                Hambrecht + Co.
                                               February, 1999.                       (financial service
                                                                                     provider); Reader's
                                                                                     Digest (publishing);
                                                                                     OPENFIELD
                                                                                     Solutions (retail
                                                                                     industry technology
                                                                                     provider)

--------
(1) The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Fund Complex.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                                Year First
                                                Elected or
                               Position         Appointed   Principal Occupation(s) During
Name and Year of Birth        with Funds        to Office           Past Five Years
----------------------  ----------------------- ---------- ---------------------------------

Officers

Christopher L. Wilson   President                  2004    Head of Mutual Funds since
(Born 1957)                                                August, 2004 and Managing
                                                           Director of the Advisor since
                                                           September, 2005; President and
                                                           Chief Executive Officer, CDC IXIS
                                                           Asset Management Services, Inc.
                                                           (investment management) from
                                                           September, 1998 to August, 2004.


James R. Bordewick, Jr. Senior Vice President,     2006    Associate General Counsel, Bank
(Born 1959)             Secretary and Chief                of America since April, 2005;
                        Legal Officer                      Senior Vice President and
                                                           Associate General Counsel, MFS
                                                           Investment Management (investment
                                                           management) prior to April, 2005.



J. Kevin Connaughton                               2000    Managing Director of the Advisor
(Born 1964)             Senior Vice President,             since February, 1998.
                        Chief Financial Officer
                        and Treasurer

Mary Joan Hoene                                    2004    Senior Vice President and Chief
(Born 1949)             Senior Vice President              Compliance Officer of various
100 Federal Street      and Chief Compliance               funds in the Columbia Fund
Boston, MA 02110        Officer                            Complex; Partner, Carter, Ledyard
                                                           & Milburn LLP (law firm) from
                                                           January, 2001 to August, 2004.



Michael G. Clarke       Chief Accounting           2004    Managing Director of the Advisor
(Born 1969)             Officer and Assistant              since February, 2001.
                        Treasurer

Stephen T. Welsh        Vice President             1996    President, Columbia Management
(Born 1957)                                                Services, Inc. since July, 2004;
                                                           Senior Vice President and
                                                           Controller, Columbia Management
                                                           Services, Inc. prior to July,
                                                           2004.


Jeffrey R. Coleman      Deputy Treasurer           2004    Group Operations Manager of the
(Born 1969)                                                Advisor since October, 2004; Vice
                                                           President of CDC IXIS Asset
                                                           Management Services, Inc.
                                                           (investment management) from
                                                           August, 2000 to September, 2004.


Joseph F. DiMaria       Deputy Treasurer           2004    Senior Compliance Manager of the
(Born 1968)                                                Advisor since January, 2005;
                                                           Director of Trustee
                                                           Administration of the Advisor
                                                           from May, 2003 to January, 2005;
                                                           Senior Audit Manager,
                                                           PricewaterhouseCoopers
                                                           (independent registered public
                                                           accounting firm) from July, 2000
                                                           to April, 2003.

Ty S. Edwards           Deputy Treasurer           2004    Vice President of the Advisor
(Born 1966)                                                since 2002; Assistant Vice
                                                           President and Director, State
                                                           Street Corporation (financial
                                                           services) prior to 2002.

                                           Year First
                                           Elected or
                            Position       Appointed       Principal Occupation(s)
Name and Year of Birth     with Funds      to Office       During Past Five Years
---------------------- ------------------- ---------- ----------------------------------

  Officers

  Barry S. Vallan      Controller             2006    Vice President-Fund Treasury of
  (Born 1969)                                         the Advisor since October, 2004;
                                                      Vice President-Trustee Reporting
                                                      from April, 2002 to October,
                                                      2004; Management Consultant,
                                                      PricewaterhouseCoopers
                                                      (independent registered public
                                                      accounting firm) prior to
                                                      October, 2002.

  Peter T. Fariel      Assistant Secretary    2006    Associate General Counsel, Bank
  (Born 1957)                                         of America since April, 2005;
                                                      Partner, Goodwin Procter LLP (law
                                                      firm) prior to April, 2005.

  Ryan C. Larrenaga    Assistant Secretary    2005    Assistant General Counsel, Bank
  (Born 1970)                                         of America since March, 2005;
                                                      Associate, Ropes & Gray LLP (law
                                                      firm) from 1998 to February, 2005.

  Barry S. Finkle      Assistant Treasurer    2003    Senior Manager and Head of Fund
  (Born 1965)                                         Performance of the Advisor since
                                                      January, 2001.

  Julian Quero         Assistant Treasurer    2003    Senior Compliance Manager of the
  (Born 1967)                                         Advisor since April, 2002;
                                                      Assistant Vice President of Taxes
                                                      and Distributions of the Advisor
                                                      from 2001 to April, 2002.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

     13. The section entitled "Trustee Positions," a subsection of "Management of the Funds," is revised to read:

       As of December 31, 2005, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

     14. The second paragraph of the section entitled "Other Disclosures," a subsection of "Disclosure of Portfolio Information," is revised in its entirety to read:

       The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy solicitor and proxy voting service provider (Computershare), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors' trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

INT-50/107570-0306                                               March 27, 2006

                 COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                        COLUMBIA QUALITY PLUS BOND FUND
                      SERIES OF COLUMBIA FUNDS TRUST III
                      STATEMENT OF ADDITIONAL INFORMATION
                               September 1, 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the relevant Fund dated September 1, 2005. This SAI should be read together with the relevant Prospectus and the most recent Annual Report dated April 30,2005. Each Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. Investors may obtain a free copy of the relevant Prospectus from Columbia Management Distributors, Inc. (CMD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The Financial Statements and Report of the Independent Registered Public Accounting Firm appearing in each Fund's April 30, 2005 Annual Report are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CMD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Part 1

Definitions                                                                b
Organization and History                                                   b
Investment Goal and Policies                                               c
Fundamental and Non-Fundamental Investment Policies                        c
Portfolio Turnover                                                         f
Fund Charges and Expenses                                                  g
Custodian of the Funds                                                     u
Independent Registered Public Accounting Firm of the Funds                 u

Part 2
Miscellaneous Investment Practices                                         1
Taxes                                                                      21
Management of the Funds                                                    27
Determination of Net Asset Value                                           41
How to Buy Shares                                                          42
Special Purchase Programs/Investor Services                                45
Programs for Reducing or Eliminating Sales Charges                         47
How to Sell Shares                                                         50
Distributions                                                              55
How to Exchange Shares                                                     55
Suspension of Redemptions                                                  56
Shareholder Liability                                                      56
Shareholder Meetings                                                       56
Appendix I                                                                 57
Appendix II                                                                61

SUP-39/89458-0805

                                    PART 1
                 COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                        COLUMBIA QUALITY PLUS BOND FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               September 1, 2005

DEFINITIONS

"Trust"                                  Columbia Funds Trust III

"Government Income Fund" or "Fund"       Columbia Intermediate Government Income Fund
"Quality Plus Bond Fund" or "Fund"       Columbia Quality Plus Bond Fund
"Advisor" or "Administrator"             Columbia Management Advisors, Inc., the Funds' investment
                                         advisor and administrator
"CMD"                                    Columbia Management Distributors, Inc. (formerly named
                                         Columbia Funds Distributor, Inc.), the Funds' distributor
"CMS"                                    Columbia Management Services, Inc. (formerly named
                                         Columbia Funds Services, Inc.), the Funds' shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, diversified management investment company representing the entire interest in a separate series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 25, 2002, each series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") was reorganized as a separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds.

The Galaxy Government Income Fund, the predecessor to the Government Income Fund, commenced operations on September 1, 1988, and the Galaxy Quality Plus Bond Fund, the predecessor to the Quality Plus Bond Fund, commenced operations on December 12, 1990.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

Effective April 1, 1999, the Trust changed its name from "Colonial Trust III" to "Liberty Funds Trust III." Effective October 13, 2003, the Trust changed its name from "Liberty Funds Trust III" to its current name.

Effective October 13, 2003, the Government Income Fund changed its name from "Liberty Intermediate Government Income Fund" to its current name.

Effective October 13, 2003, the Quality Plus Bond Fund changed its name from "Liberty Quality Plus Bond Fund" to its current name.

It is expected that, subject to shareholder approval of the election of all current Trustees, each Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized.

                                       b

INVESTMENT GOAL AND POLICIES

The Prospectuses describe each Fund's investment goal, investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds (unless otherwise noted):

Other Investment Companies
Money Market Instruments
Stripped Obligations
Municipal Securities
Securities Loans
Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Mortgage Dollar Rolls
Mortgage-Backed Securities
Non-Agency Mortgage-Backed Securities
Asset-Backed Securities
Convertible Securities
Repurchase Agreements
Reverse Repurchase Agreements
Futures Contracts and Related Options
Custody Receipts and Trust Certificates
Foreign Securities
Stand-by Commitments
Variable and Floating Rate Obligations
Guaranteed Investment Contracts
Bank Investment Contracts

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies

In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

Each of the Funds may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").
2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.
3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
4. Make loans except to the extent permitted by the 1940 Act.
5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities.
6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

                                       c

With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage ratio of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that
(a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

The Quality Plus Bond Fund's Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of the Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions (except that municipal funds will retain their current 80% policies required under Rule 35d-1 under the 1940
Act):

Proposed Fundamental Restrictions
Each Fund may not, as a matter of fundamental policy:

    1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

    2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

    3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

    4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
       (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

                                       d

    7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies
The following investment limitations with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

1. A Fund may not invest more than 15% of its net assets in illiquid securities.
2. A Fund may invest up to 35% of its total assets in securities of foreign issuers and may also invest in U.S. dollar-denominated obligations of U.S. corporations issued outside the United States.
3. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.
4. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.
5. A Fund may not purchase securities of other companies for the purpose of exercising control.
6. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

With respect to Investment Limitation No. 6 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company;
(b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund currently intends to limit its investments in securities of other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other than investment portfolios of the Trust, or any other investment companies advised by the Advisor.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase in an effort to manage the impact to the Fund of changes in interest rates.

Each Fund expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

If the rating of a security held by a Fund is downgraded below investment grade, the Fund does not have to sell the security unless (i) the Advisor determines under the circumstances the security is no longer an appropriate investment for the Fund, or (ii) the security, together with any securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets.

                                       e

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

Government Income Fund
Under normal circumstances, the Government Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by these obligations.

The Government Income Fund may also invest, from time to time, in municipal securities. See "Municipal Securities" in Part 2 of this SAI. The Fund may also enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Futures Contracts and Related Options" in Part 2 of this SAI. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

Quality Plus Bond Fund
The Quality Plus Bond Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in investment grade debt obligations.

The Quality Plus Bond Fund may invest, from time to time, in municipal securities. See "Municipal Securities" in Part 2 of this SAI. The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Futures Contracts and Related Options" in Part 2 of this SAI. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

PORTFOLIO TURNOVER
Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains, which if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

                                       f

FUND CHARGES AND EXPENSES
Each Fund's management agreement with the Advisor has been amended so that, effective February 9, 2005, each fund pays the Advisor a monthly fee based on the average daily net assets of each Fund at the following reduced annual rates:

Columbia Intermediate Government Income Fund

 Average Daily Net Assets                                     Rate
 Net assets under $500 million                               0.460%
 Net assets of $500 million but less than $1 billion         0.410%
 Net assets of $1 billion but less than $1.5 billion         0.380%
 Net assets of $1.5 billion but less than $3 billion         0.350%
 Net assets of $3 billion but less than $6 billion           0.340%
 Net assets in excess of $6 billion                          0.330%

Columbia Quality Plus Bond Fund

 Average Daily Net Assets                                     Rate
 Net assets under $500 million                               0.480%
 Net assets of $500 million but less than $1 billion         0.430%
 Net assets of $1 billion but less than $1.5 billion         0.400%
 Net assets of $1.5 billion but less than $3 billion         0.370%
 Net assets of $3 billion but less than $6 billion           0.360%
 Net assets in excess of $6 billion                          0.350%

Previously, the Advisor had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.

Prior to November 1, 2004, under each Fund's management agreement, the Fund paid the Advisor a monthly fee at the annual rate of 0.55% of the first $500 million of average daily net assets, 0.50% of the next $500 million of average daily net assets, 0.45% of the next $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets, 0.35% of average daily net assets in excess of $2 billion.

Prior to November 1, 2003, under each Fund's prior management agreement, each Fund paid the Advisor a monthly fee, at the annual rate of 0.75% of the average daily net assets of each Fund. Effective August 1, 2001, the Advisor had voluntarily agreed to waive its fees so that its actual fees would be as follows: 0.55% of the first $500 million of average daily net assets, 0.50% of the next $500 million of average daily net assets, 0.45% of the next $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets, 0.35% of average daily net assets in excess of $2 billion.

Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund.

The Advisor is responsible for providing pricing and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Corporation (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund an annual fee based on the average daily net assets, as follows:

   Under $50 million                             $ 25,000
   Over $50 million but less than $200 million   $ 35,000
   Over $200 million but less than $500 million  $ 50,000
   Over $500 million but less than $1 billion    $ 85,000
   Over $1 billion                               $125,000

The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above.

                                       g

The Fund reimburses the Advisor for out-of-pocket expenses and charges, including all fees payable to third parties (other than State Street) for providing pricing data.

Effective November 1, 2003, each Fund pays a shareholders' servicing and transfer agency fee to CMS as follows:

  . An annual open account fee of $34 per open account, plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

  .   A new account set up charge of $5.00 per account; plus

  . An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account from 0 to 100,000 accounts of $11.00 per annum and each networked account over 100,000 accounts of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . An account fee for each closed account from 0 to 100,000 accounts of $14.00 per annum and each closed account over 100,000 accounts of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . The Fund's allocated shares of CMS' out-of-pocket expenses reasonably incurred by CMS in performing its duties and responsibilities pursuant to this arrangement.

Prior to November 1, 2003, there was a minimum annual fee per Fund of $5,000.

PFPC Inc. (PFPC) (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. Prior to July 2002, no administration fees were waived by PFPC.

Recent Fees Paid to the Advisor, PFPC and Other Service Providers
The following tables present recent fees paid to the Advisor, PFPC and other service providers by each Fund (since its inception) and by the relevant Predecessor Funds.

                                              Government Income Fund
                                  ----------------------------------------------
                                  Year ended  Year ended Period ended Year ended
                                  April 30,   April 30,   April 30,   October 31,
                                     2005        2004      2003(a)       2002
                                  ----------  ---------- ------------ -----------
Management fee                    $1,893,606  $3,087,216  $1,941,338  $4,026,314
Administration fee                   250,108     315,549     173,540     353,203
Pricing and bookkeeping fee           72,370      88,359      50,113     117,461
Transfer agent fee:                  238,837
 Class A                                  (b)      2,427         494         N/A
 Class B                                  (b)      3,214       1,193         N/A
 Class C                                  (b)        929         228         N/A
 Class G                                  (b)      7,385       5,560      10,006
 Class T                                  (b)     57,884      29,620      78,542
 Class Z                                  (b)    290,336      69,723      57,803
Shareholder service fee (Class T)     54,259      70,533      36,031      77,041
12b-1 fees:
 Service fee (Class A)                 7,046       6,698         513         N/A
 Service fee (Class B)                 6,366       7,715       1,333          (d)
 Service fee (Class C)                 2,792       2,404         169         N/A
 Service fee (Class G)                 4,583       6,476       3,830       6,427
 Distribution fee (Class A)              N/A         N/A         N/A          (c)

                                       h

 Distribution fee (Class B)           19,098      23,146       3,999          (d)
 Distribution fee (Class C)            8,376       7,237         507         N/A
 Distribution fee (Class G)           19,859      28,063      16,596      28,175
 Fees waived by Advisor                  N/A     498,076     522,410   1,092,106
 Fees waived by CMD (Class C)          1,675       1,442         103         N/A

                                              Quality Plus Bond Fund
                                  ----------------------------------------------
                                  Year ended  Year ended Period ended Year ended
                                  April 30,   April 30,   April 30,   October 31,
                                     2005        2004      2003(a)       2002
                                  ----------  ---------- ------------ -----------
Management fee                    $4,449,173  $5,900,129  $3,488,076  $6,745,609
Administration fee                   607,220     616,595     311,586     592,000
Pricing and bookkeeping fee          131,004     124,854      68,179     136,485
Transfer agent fee:                  653,633
 Class A                                  (b)      2,383          46           4
 Class B                                  (b)      2,541         112          10
 Class C                                  (b)        547          13         N/A
 Class G                                  (b)     16,467      11,296      23,007
 Class T                                  (b)     60,740      28,039      65,333
 Class Z                                  (b)    968,018     176,306     436,768
Shareholder service fee (Class T)     48,446      59,667      29,033      55,978
12b-1 fees:
 Service fee (Class A)                14,523       4,134         244         N/A
 Service fee (Class B)                 7,061       3,675         590         711
 Service fee (Class C)                 2,709       1,311          42         N/A
 Service fee (Class G)                 9,687      15,944      10,220      19,652
 Distribution fee (Class A)              N/A         N/A         N/A         106
 Distribution fee (Class B)           21,183      11,023       1,770       2,132
 Distribution fee (Class C)            8,127       3,943         124         N/A
 Distribution fee (Class G)           41,978      69,092      44,285      86,940
 Fees waived by Advisor                  N/A   1,048,676   1,038,741   1,998,536
 Fees waived by CMD (Class C)          1,625         786          26         N/A
 Fees waived by Transfer Agent           173         N/A         N/A         N/A

(a) The Fund changed its fiscal year end from October 31 to April 30.
(b) The transfer agency fees (exclusive of the shareholder service fees incurred by Class T Shares) became a fund-level expense in 2004.
(c) Class A Shares (formerly Prime A Shares) were not offered during the period.
(d) Class B Shares (formerly Prime B Shares) were not offered during the period.

FNB, an affiliate of the former FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between FNB and the Funds, FNB was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended April 30, 2005, FNB received $489,311 for Sub-Account Services.

Brokerage Commissions
Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession. The prices at which securities are purchased from and sold to dealers may include a dealer's mark-up or mark-down.

Brokerage Commissions (dollars in thousands)

Government Income Fund

                                               Year ended April 30,
                                                       2005
                                               --------------------
Total commissions                                       $1
Directed transactions (a)                                0
Commissions on directed transactions                     0
Commissions Paid to Bank of America Securities           0

Quality Plus Bond Fund

                                               Year ended April 30,
                                                       2005
                                               --------------------
Total commissions                                       $4
Directed transactions                                    0
Commissions on directed transactions                     0
Commissions Paid to Bank of America Securities           0

There were no commissions paid on transactions by any of the Funds during the fiscal year ended April 30, 2004, the six months ended April 30, 2003 or the fiscal year ended October 31, 2002. See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At April 30, 2005, the Government Income Fund held no securities of its regular brokers or dealers. At April 30, 2005, the Quality Plus Bond Fund held securities of its regular brokers or dealers as set forth below:

                        Broker/dealer           Value
                        -------------        -----------
                        Citigroup, Inc.      $10,219,223
                        Wachovia Corp.         4,888,800
                        Goldman Sachs          4,881,864
                        Mellon Financial Co.   2,859,959
                        Deutsche Bank          2,568,166

Trustees and Trustees' Fees

Fund Complex consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the "Liberty Funds").

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI and the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund,

                                       j

Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

The series of The Galaxy Funds (the "Galaxy Funds").

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended April 30, 2005 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                Aggregate
                                              Compensation
                                                from the         Aggregate        Total Compensation
                                               Government    Compensation from  from the Fund Complex
                       Pension or Retirement Income Fund for the Quality Plus  Paid to the Trustees for
                         Benefits Accrued    the Fiscal Year Bond Fund for the    the Calendar Year
                            as Part of            Ended      Fiscal Year Ended          Ended
Trustee(a)               Fund Expenses(b)    April 30, 2005   April 30, 2005     December 31, 2004(a)
----------             --------------------- --------------- ----------------- ------------------------
Douglas A. Hacker               N/A              $1,153           $2,062               $135,000
Janet Langford Kelly            N/A               1,305            2,337                148,500
Richard W. Lowry                N/A               1,049            1,876                150,700
William E. Mayer                N/A               1,208            2,158                166,700
Charles R. Nelson               N/A               1,202            2,149                141,500
John J. Neuhauser               N/A               1,094            1,955                158,284
Patrick J. Simpson (c)          N/A               1,085            1,939                129,000
Thomas Stitzel                  N/A               1,231            2,201                149,000
Thomas C. Theobald (d)          N/A               1,509            2,706                172,500
Anne-Lee Verville (e)           N/A               1,317            2,355                157,000
Richard L. Woolworth            N/A               1,055            1,887                131,000

(a) As of December 31, 2004, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) During the fiscal year ended April 30, 2005, and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,085 of his compensation from the Government Income Fund, $1,939 of his compensation from the Quality Plus Bond Fund, and $129,000 from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.
(d) During the fiscal year ended April 30, 2005, and the calendar year ended December 31, 2004, Mr. Theobald deferred $901 of his compensation from the Government Income Fund, $1,622 of his compensation from the Quality Plus Bond Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.
(e) During the fiscal year ended April 30, 2005, and the calendar year ended December 31, 2004, Ms. Verville deferred $277 of her compensation from the Government Income Fund, $478 of her compensation from the Quality Plus Bond Fund, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

                                       k

Role of the Board of Trustees
The Trustees of the Funds are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee
Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended April 30, 2005, the Audit Committee convened ten times.

Governance Committee
Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. For the fiscal year ended April 30, 2005, the Governance Committee convened six times.

Advisory Fees & Expenses Committee
Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended April 30, 2005, the Advisory Fees & Expenses Committee convened eight times.

Compliance Committee
Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended April 30, 2005, the Compliance Committee convened six times.

Investment Oversight Committees
Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

      IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large
                 Growth Diversified, Large Growth Concentrated, Small
                 Growth, Outside Managed (i.e., sub-advised) and
                 Municipal.

      IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large
                 Blend, Small Blend, Foreign Stock, Fixed Income - Multi
                 Sector, Fixed Income - Core and Young Investor.

                                       l

       IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value,
                  Asset Allocation, High Yield and Money Market.

       IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                  Large/Multi-Cap Blend, Mid Cap Growth, Small Growth,
                  Asset Allocation, Specialty Equity and Taxable Fixed
                  Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i), in each Fund and (ii) in the funds in the Fund Complex.

                       Dollar Range of Equity     Aggregate Dollar Range of Equity
                       Securities Owned in the Securities Owned in All Funds Overseen
   Name of Trustee              Funds                by Trustee in Fund Complex
   ---------------     ----------------------- --------------------------------------

DISINTERESTED TRUSTEES
 Douglas A. Hacker               $0                         Over $ 100,000
 Janet Langford Kelly            $0                         Over $ 100,000
 Richard W. Lowry                $0                         Over $ 100,000
 Charles R. Nelson               $0                         Over $ 100,000
 John J. Neuhauser               $0                         Over $ 100,000
 Patrick J. Simpson              $0                         Over $ 100,000
 Thomas E. Stitzel               $0                         Over $ 100,000
 Thomas C. Theobald              $0                         Over $ 100,000
 Anne-Lee Verville               $0                         Over $ 100,000
 Richard L. Woolworth            $0                         Over $ 100,000
INTERESTED TRUSTEES
 William E. Mayer                $0                       $50,001-$100,000

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio manager managed as of each Fund's fiscal year-end.

                        Other SEC-registered
                       open-end and closed-end Other pooled investment
  Portfolio Manager            funds                 Vehicles              Other accounts
  -----------------    ----------------------  ----------------------- ----------------------
                       Number of               Number of               Number of
                       accounts      Assets    Accounts     Assets     accounts     Assets
                       ---------  ------------ ---------  -----------  --------- ------------
Marie M. Schofield
Government Income Fund     5      $5.1 billion     1      $44 million     13     $161 million
Quality Plus Bond Fund     5      $4.4 billion     1      $44 million     13     $161 million

See "Management--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

                                       m

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of each Fund's most recent fiscal year:

                         Dollar Range of Equity Securities in the Fund(s)
      Portfolio Manager                 Beneficially Owned
      -----------------  ------------------------------------------------
      Marie M. Schofield    $50,001-$100,000 (Quality Plus Bond Fund)

Compensation

As of each Fund's most recent fiscal year end, the portfolio manager received all of her compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Portfolio Manager     Performance Benchmark(s)            Peer Group(s)
-----------------  ------------------------------ -----------------------------
Marie M. Schofield Lehman Brothers Aggregate Bond Lipper Corporate Debt Funds A
                            Index (50%)                  Rated Category
                     Lehman Brothers Government     (Quality Plus Bond Fund);
                         Credit Index (50%)         Lipper Intermediate U.S.
                     (Quality Plus Bond Fund);         Government Category
                    Lehman Brothers Intermediate    (Government Income Fund)
                       Government Index (50%)
                   Lehman Brothers Aggregate Bond
                            Index (50%)
                      (Government Income Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                       n

Ownership Of The Funds
As of record on July 31, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding Class A Shares, Class B Shares, Class C Shares, Class G Shares, Class T Shares and Class Z Shares of the Funds.

As of record on July 31, 2005, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

Government Income Fund

Class A Shares

Shareholder (name and address)           Percent of Class Total (%)
------------------------------           --------------------------

Ferris Baker Watts, Inc.                           28.72
75 Arch Street, Suite 402
Akron, OH 44304-1433

MCB Trust Services, Custodian                       5.38
700 17th Street, Suite 300
Denver. CO 80202-3531

NFS, LLC                                            5.13
78 Wheelwright Farm
Cohaset, MA 02025-1542

Class C Shares

Shareholder (name and address)           Percent of Class Total (%)
------------------------------           --------------------------

UBS Financial Services, Inc.                       22.67
2815 N. State Street
Jackson, MS 39216-4306

UBS Financial Services, Inc.                       15.08
577 N. A Sandifer Road
Monticello, MS 39654-7691

UBS Financial Services, Inc.                       11.23
613 S. West Street
Jackson, MS 39201-5506

NFS, LLC                                            7.97
35 New England Produce Center
Chelsea, MA 02150-1719

Class Z Shares

Shareholder (name and address)           Percent of Class Total (%)
------------------------------           --------------------------

Bank of America, NA                                91.64
411 N. Akard Street
Dallas, TX 75201-3307

                                       o

Quality Plus Bond Fund

Class A Shares

Shareholder (name and address)                     Percent of Class Total (%)
------------------------------                     --------------------------

American Express Trust Company                               24.24
996 AXP Financial Center
Minneapolis, MN 55474-0009

Charles Schwab & Company, Inc.                               15.61
101 Montgomery Street
San Francisco, CA 94104-4122

Class C Shares

Shareholder (name and address)                     Percent of Class Total (%)
------------------------------                     --------------------------

Merrill Lynch Pierce Fenner & Smith                           8.97
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class G Shares

Shareholder (name and address)                     Percent of Class Total (%)
------------------------------                     --------------------------

NFS, LLC                                                     10.49
17 West Avenue
Norwalk, CT 06854-2208

Class Z Shares

Shareholder (name and address)                     Percent of Class Total (%)
------------------------------                     --------------------------

Bank of America, NA                                          68.17
411 N. Akard Street
Dallas, TX 75201-3307

Bank of America, NA                                          12.79
700 Louisiana Street
Houston, TX 77002-2700

AMVESCAP National Trust Company                              12.57
P.O. Box 105779
Atlanta, GA 30348-5779

Sales Charges
The Funds' distributor is Columbia Management Distributors, Inc. (CMD) (formerly named Columbia Funds Distributor, Inc.). Prior to July 22, 2002, PFPC Distributors served as distributor for the Predecessor Funds. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors was entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Predecessor Funds. PFPC Distributors, and/or CMD received front-end sales charges in connection with Class A Share purchases as follows:

                                       p

Class A Shares (dollars in thousands)

                                                         Quality Plus Bond Fund
                                                   ------------------------------------
                                                   Years ended
                                                    April 30,  Period ended Year ended
                                                   -----------  April 30,   October 31,
                                                   2005  2004      2003        2002
                                                   ----  ----  ------------ -----------
Aggregate initial sales charge on Fund share sales $28   $36        $9         $  1
Initial sales charges retained by CMD                4     5         1          N/A
Aggregate CDSC on Fund redemptions retained by CMD   3     0         0          N/A

PFPC Distributors retained none of the amounts shown in the table above. Class A Shares were not offered by the Government Income Fund prior to November 25, 2002.

                                                   Government Income Fund
                                                   ------------------------
                                                   Years ended
                                                    April 30,  Period ended
                                                   -----------  April 30,
                                                   2005  2004      2003
                                                   ----  ----  ------------
Aggregate initial sales charge on Fund share sales $19   $61       $31
Initial sales charges retained by CMD                3     8         3
Aggregate CDSC on Fund redemptions retained by CMD   0     0         0

PFPC Distributors was also entitled to the payment of the front-end sales charge on Class T Shares of the Predecessor Funds. PFPC Distributors and/or CMD received front-end sales charges in connection with Class T Share purchases as follows:

Class T Shares (dollars in thousands)

                                                          Government Income Fund
                                                    ------------------------------------
                                                    Years ended
                                                     April 30,  Period ended Year ended
                                                    ----------   April 30,   October 31,
                                                    2005  2004      2003        2002
                                                    ----  ----  ------------ -----------
Aggregate initial sales charges on Fund share sales $ 3   $ 6       $10         $ 23
Initial sales charges retained by CMD                (a)    1        (a)         N/A
Aggregate CDSC on Fund redemptions retained by CMD    0    (a)        9          N/A

(a) Rounds to less than one.

                                                          Quality Plus Bond Fund
                                                    ------------------------------------
                                                    Years ended
                                                     April 30,  Period ended Year ended
                                                    ----------    April 30   October 31,
                                                    2005  2004      2003        2002
                                                    ----  ----  ------------ -----------
Aggregate initial sales charges on Fund share sales $ 2   $ 6       $25         $ 48
Initial sales charges retained by CMD                (a)    1        (a)         N/A
Aggregate CDSC on Fund redemptions retained by CMD    0     0         9          N/A

(a) Rounds to less than one.

                                       q

PFPC Distributors retained none of the amounts shown in the table above.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Class B Shares of the Predecessor Funds.

PFPC Distributors and/or CMD received contingent deferred sales charges in connection with redemptions of Class B Shares as follows:

Class B Shares (dollars in thousands)

                                                         Quality Plus Bond Fund
                                                   ------------------------------------
                                                   Years ended
                                                    April 30,  Period ended Year ended
                                                   -----------  April 30,   October 31,
                                                   2005  2004      2003        2002
                                                   ----  ----  ------------ -----------
Aggregate CDSC on Fund redemptions retained by CMD $12    $3        (a)         $1

(a)Rounds to less than one.

PFPC Distributors retained none of the amounts shown in the table above. Class B Shares were not offered by the Government Income Fund prior to November 25, 2002.

                                                   Government Income Fund
                                                   -----------------------
                                                   Years ended
                                                    April 30,  Period ended
                                                   -----------  April 30,
                                                   2005  2004      2003
                                                   ----  ----  ------------
Aggregate CDSC on Fund redemptions retained by CMD $13    $8        (a)

(a)Rounds to less than one.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Class G Shares of the Predecessor Funds.

PFPC Distributors and/or CMD received contingent deferred sales charges in connection with redemptions of Class G Shares as follows:

Class G Shares (dollars in thousands)

                                                         Government Income Fund
                                                   ------------------------------------
                                                   Years ended
                                                    April 30,  Period ended Year ended
                                                   -----------  April 30,   October 31,
                                                   2005  2004      2003        2002
                                                   ----  ----  ------------ -----------
Aggregate CDSC on Fund redemptions retained by CMD $12   $18       $14          $13

                                                         Quality Plus Bond Fund
                                                   ------------------------------------
                                                   Years ended
                                                    April 30,  Period ended Year ended
                                                   -----------  April 30,   October 31,
                                                   2005  2004      2003        2002
                                                   ----  ----  ------------ -----------
Aggregate CDSC on Fund redemptions retained by CMD $ 2   $42       $20          $56

PFPC Distributors retained none of the amounts shown in the table above.

                                       r

Class C Shares (dollars in thousands)

                                                   Quality Plus Bond Fund
                                                   -----------------------
                                                   Years ended
                                                    April 30,  Period ended
                                                   ----------   April 30,
                                                   2005  2004      2003
                                                   ----  ----  ------------
Aggregate CDSC on Fund redemptions retained by CMD  (a)   (a)      $ 0

(a) Rounds to less than one.
                                                   Government Income Fund
                                                   -----------------------
                                                   Years ended
                                                    April 30,  Period ended
                                                   ----------   April 30,
                                                   2005  2004      2003
                                                   ----  ----  ------------
Aggregate CDSC on Fund redemptions retained by CMD  (a)  $ 1        (a)

(a) Rounds to less than one.

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares
The Government Income Fund and the Quality Plus Bond Fund offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay CMD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also may pay CMD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. As of the date of this SAI, CMD is waiving a portion of the distribution fee on Class C, so that it receives 0.60%. The Funds also may pay CMD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). As of the date of this SAI, CMD intends to limit each Fund's payment under the Plan to 0.80% (on an annualized basis) of the average daily net assets of Class G shares owned of record or beneficially by customers of institutions. CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms
(FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD's expenses, CMD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in more advantageous expense ratios and increased investment flexibility that could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.15% for the Funds.

                                       s

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses for the Funds.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of CMD relating to the Fund as of were:

                                                                Intermediate Government Income Fund
                                             --------------------------------------------------------------------------
                                                Class A        Class B        Class C        Class G        Class T
                                                 Shares         Shares         Shares         Shares         Shares
                                               Year ended     Year ended    Period ended    Year ended     Year ended
                                             April 30, 2005 April 30, 2005 April 30, 2005 April 30, 2005 April 30, 2005
                                             -------------- -------------- -------------- -------------- --------------
Fees to FSFs                                       $9            $12            $18            $ 6            $57
Allocated cost of sales material relating to
  the Fund (including printing, mailing, and
  promotion expenses)                               2             (a)             1             (a)             2
Allocated travel, entertainment and other
  promotional expenses                              1             (a)             1             (a)             1

(a) Rounds to less than one.

                                       t

                                                                       Quality Plus Bond Fund
                                             --------------------------------------------------------------------------
                                                Class A        Class B        Class C        Class G        Class T
                                                 Shares         Shares         Shares         Shares         Shares
                                               Year ended     Year ended     Year ended     Year ended     Year ended
                                             April 30, 2005 April 30, 2005 April 30, 2005 April 30, 2005 April 30, 2005
                                             -------------- -------------- -------------- -------------- --------------
Fees to FSFs                                      $17            $14            $ 9            $11            $51
Allocated cost of sales material relating to
  the Fund (including printing, mailing, and
  promotion expenses)                               4              1              1             (a)             1
Allocated travel, entertainment and other
  promotional expenses                              2             (a)            (a)            (a)             1

(a) Rounds to less than one.

CUSTODIAN OF THE FUNDS
State Street Bank & Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the Funds' independent registered public accounting firm, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For periods prior to April 30, 2004, another firm served as the Funds' independent registered public accounting firm. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP for the fiscal years ended April 30, 2005 and April 30, 2004, given on the authority of the said firm as experts in accounting and auditing. The financial statements for the period ended April 30, 2003 and for the fiscal years ended October 31, 2002, 2001 and 2000 have been derived from the Funds' financial statements which have been audited by another independent registered public accounting firm whose report expressed an unqualified opinion on those financial statements and highlights.

                                       u

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading
In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales
A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities
Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants
Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities
The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

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Zero Coupon Securities (Zeros)
The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (Steps)
The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities
The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of

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one year or less; Treasury Notes have initial maturities of one to ten years;
and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations
To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities
Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds
The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans
The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending
The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)
The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls
In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs
The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities
Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities
The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements
The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit
The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities
Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options
Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

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Swap Agreements (Swaps, Caps, Collars and Floors)
The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps
The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions
The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

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For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward

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contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests
The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments
When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations
Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities
The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the
(1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities
Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts
Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.
The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts
Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations
Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments
Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations
Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts
American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances
The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES
In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer, other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and
(c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation, provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax
(AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate federal AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes
If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes
The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

Trustees and Officers (this section applies to all of the Funds)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                            Year                                          Number of
                                            First                                     Portfolios in Fund
                                         Elected or                                        Complex
        Name, Address          Position   Appointed       Principal Occupation(s)          Overseen
           and Age            with Funds to Office/1/     During Past Five Years          by Trustee     Other Directorships Held
        -------------         ---------- -----------      -----------------------     ------------------ ------------------------
Disinterested Trustees
Douglas A. Hacker (Age 49)     Trustee      1996      Executive Vice President -             101         Nash Finch Company (food
P.O. Box 66100                                        Strategy of United Airlines                              distributor)
Chicago, IL 60666                                     (airline) since December, 2002
                                                      (formerly President of UAL
                                                      Loyalty Services (airline) from
                                                      September, 2001 to December,
                                                      2002; Executive Vice President
                                                      and Chief Financial Officer of
                                                      United Airlines from July, 1999
                                                      to September, 2001; Senior
                                                      Vice President-Finance from
                                                      March, 1993 to July, 1999).

Janet Langford Kelly (Age 47)  Trustee      1996      Partner, Zelle, Hofmann,               101         None
9534 W. Gull Lake Drive                               Voelbel, Mason & Gette LLP
Richland, MI 49083-8530                               (law firm) since March, 2005;
                                                      Adjunct Professor of Law,
                                                      Northwestern University, since
                                                      September, 2004 (formerly
                                                      Chief Administrative Officer
                                                      and Senior Vice President,
                                                      Kmart Holding Corporation
                                                      (consumer goods), from
                                                      September, 2003 to March,
                                                      2004; Executive Vice President
                                                      - Corporate Development and
                                                      Administration, General
                                                      Counsel and Secretary, Kellogg
                                                      Company (food manufacturer),
                                                      from September, 1999 to
                                                      August, 2003; Senior Vice
                                                      President, Secretary and
                                                      General Counsel, Sara Lee
                                                      Corporation (branded,
                                                      packaged, consumer-products
                                                      manufacturer) from January,
                                                      1995 to September, 1999).

                                           Year                                           Number of
                                           First                                      Portfolios in Fund
                                        Elected or                                         Complex
       Name, Address          Position   Appointed       Principal Occupation(s)           Overseen
          and Age            with Funds to Office/1/     During Past Five Years           by Trustee     Other Directorships Held
       -------------         ---------- -----------      -----------------------      ------------------ ------------------------
Disinterested Trustees
Richard W. Lowry (Age 69)     Trustee      1995      Private Investor since August,         103/3/                None
10701 Charleston Drive                               1987 (formerly Chairman and
Vero Beach, FL 32963                                 Chief Executive Officer, U.S.
                                                     Plywood Corporation (building
                                                     products manufacturer)).

Charles R. Nelson (Age 62)    Trustee      1981      Professor of Economics,                 101                  None
Department of Economics                              University of Washington, since
University of Washington                             January, 1976; Ford and Louisa
Seattle, WA 98195                                    Van Voorhis Professor of
                                                     Political Economy, University
                                                     of Washington, since
                                                     September, 1993 (formerly
                                                     Director, Institute for Economic
                                                     Research, University of
                                                     Washington from September,
                                                     2001 to June, 2003); Adjunct
                                                     Professor of Statistics,
                                                     University of Washington, since
                                                     September, 1980; Associate
                                                     Editor, Journal of Money Credit
                                                     and Banking, since September,
                                                     1993; consultant on
                                                     econometric and statistical
                                                     matters.



John J. Neuhauser (Age 62)    Trustee      1985      Academic Vice President and            103/3/            Saucony, Inc.
84 College Road                                      Dean of Faculties since August,                       (athletic footwear)
Chestnut Hill, MA 02467-3838                         1999, Boston College (formerly
                                                     Dean, Boston College School of
                                                     Management from September,
                                                     1977 to August, 1999).

Patrick J. Simpson (Age 61)   Trustee      2000      Partner, Perkins Coie L.L.P.            101                  None
1120 N.W. Couch Street                               (law firm).
Tenth Floor
Portland, OR 97209-4128


                                         Year                                         Number of
                                         First                                    Portfolios in Fund
                                      Elected or                                       Complex
      Name, Address         Position   Appointed      Principal Occupation(s)          Overseen
         and Age           with Funds to Office/1/    During Past Five Years          by Trustee     Other Directorships Held
      -------------        ---------- -----------     -----------------------     ------------------ ------------------------
Disinterested Trustees
Thomas E. Stitzel (Age 69)  Trustee      1998      Business Consultant since 1999        101                   None
2208 Tawny Woods Place                             (formerly Professor of Finance
Boise, ID 83706                                    from 1975 to 1999, College of
                                                   Business, Boise State
                                                   University); Chartered
                                                   Financial Analyst.


                                            Year                                     Number of
                                            First                                Portfolios in Fund
                                         Elected or                                   Complex
        Name, Address          Position   Appointed    Principal Occupation(s)        Overseen
           and Age            with Funds to Office/1/  During Past Five Years        by Trustee     Other Directorships Held
        -------------         ---------- -----------   -----------------------   ------------------ ------------------------
Disinterested Trustees
Thomas C. Theobald (Age 68)    Trustee      1996      Partner and Senior                101                 Anixter
8 Sound Shore Drive,             and                  Advisor, Chicago Growth                            International
Suite 285                      Chairman               Partners (private equity                             (network
Greenwich, CT 06830             of the                investing) since                                      support
                                Board                 September, 2004 (formerly                            equipment
                                                      Managing Director,                                 distributor);
                                                      William Blair Capital                              Ventas, Inc.
                                                      Partners (private equity                           (real estate
                                                      investing) from September,                          investment
                                                      1994 to September, 2004).                          trust); Jones
                                                                                                         Lang LaSalle
                                                                                                         (real estate
                                                                                                          management
                                                                                                         services) and
                                                                                                             Ambac
                                                                                                           Financial
                                                                                                             Group
                                                                                                          (financial
                                                                                                           guaranty
                                                                                                          insurance)

Anne-Lee Verville (Age 59)     Trustee      1998      Retired since 1997                101               Chairman of
359 Stickney Hill Road                                (formerly General                                  the Board of
Hopkinton, NH 03229                                   Manager, Global                                     Directors,
                                                      Education Industry, IBM                            Enesco Group,
                                                      Corporation (computer and                         Inc. (designer,
                                                      technology) from 1994 to                           importer and
                                                      1997).                                            distributor of
                                                                                                         giftware and
                                                                                                         collectibles)

Richard L. Woolworth (Age 64)  Trustee      1991      Retired since December            101                Northwest
100 S.W. Market Street                                2003 (formerly Chairman                             Natural Gas
#1500                                                 and Chief Executive                                Co. (natural
Portland, OR 97207                                    Officer, The Regence                                gas service
                                                      Group (regional health                               provider)
                                                      insurer); Chairman and
                                                      Chief Executive Officer,
                                                      BlueCross BlueShield of
                                                      Oregon; Certified Public
                                                      Accountant, Arthur Young
                                                      & Company)


                                           Year                                   Number of
                                           First                              Portfolios in Fund
                                        Elected or                                 Complex
       Name, Address          Position   Appointed   Principal Occupation(s)       Overseen
          and Age            with Funds to Office/1/ During Past Five Years       by Trustee     Other Directorships Held
       -------------         ---------- -----------  -----------------------  ------------------ ------------------------
2. Interested Trustee
William E. Mayer/2/ (Age 65)  Trustee      1994      Partner, Park Avenue           103/3/           Lee Enterprises
399 Park Avenue                                      Equity Partners (private                        (print media),
Suite 3204                                           equity) since February,                          WR Hambrecht
New York, NY 10022                                   1999 (formerly Partner,                        + Co. (financial
                                                     Development Capital LLC                             service
                                                     from November, 1996 to                            provider);
                                                     February, 1999).                                Reader's Digest
                                                                                                      (publishing);
                                                                                                        OPENFIELD
                                                                                                    Solutions (retail
                                                                                                        industry
                                                                                                       technology
                                                                                                        provider)

/1/ In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
/3/ Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).

                                              Year
                                             First
                                           Elected or
        Name, Address           Position   Appointed                        Principal Occupation(s)
           and Age             with Funds  to Office                        During Past Five Years
        -------------          ----------  ----------                       -----------------------
Officers

Christopher L. Wilson (Age 48)  President     2004    Head of Mutual Funds since August, 2004 and Senior Vice President of
One Financial Center                                  the Advisor since January, 2005; President of the Columbia Funds,
Boston, MA 02111                                      Liberty Funds and Stein Roe Funds since October, 2004; President and
                                                      Chief Executive Officer of the Nations Funds since January, 2005;
                                                      President of the Galaxy Funds since April 2005; Director of Bank of
                                                      America Global Liquidity Funds, plc since May 2005; Director of Banc of America Capital Management (Ireland), Limited since May 2005;
                                                      Senior Vice President of BACAP Distributors LLC since January,
                                                      2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice
                                                      President of Columbia Management Distributors, Inc. since January,
                                                      2005; Director of Columbia Management Services, Inc. since January,
                                                      2005 (formerly President and Chief Executive Officer, CDC IXIS Asset
                                                      Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)   Treasurer     2000    Treasurer of the Columbia Funds since October, 2003 and of the
One Financial Center                                  Liberty Funds, Stein Roe Funds and All- Star Funds since December,
Boston, MA 02111                                      2000; Vice President of the Advisor since April, 2003 (formerly
                                                      President of the Columbia Funds, Liberty Funds and Stein Roe Funds
                                                      from February, 2004 to October, 2004; Chief Accounting Officer and
                                                      Controller of the Liberty Funds and All-Star Funds from February,
                                                      1998 to October, 2000); Treasurer of the Galaxy Funds since
                                                      September, 2002 (formerly Treasurer from December, 2002 to
                                                      December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi- Strategy Hedge Fund, LLC; Vice
                                                      President of Colonial Management Associates, Inc. from February,
                                                      1998 to October, 2000).

Mary Joan Hoene (Age 55)       Senior Vice    2004    Senior Vice President and Chief Compliance Officer of the Columbia
100 Federal Street              President             Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since
Boston, MA 02110                and Chief             August, 2004; Chief Compliance Officer of the Columbia Management
                               Compliance             Multi-Strategy Hedge Fund, LLC since August, 2004; Chief
                                 Officer              Compliance Officer of the BACAP Alternative Multi-Strategy Hedge
                                                      Fund LLC since October, 2004 (formerly Partner, Carter, Ledyard &
                                                      Milburn LLP from January, 2001 to August, 2004; Counsel, Carter,
                                                      Ledyard & Milburn LLP from November, 1999 to December, 2000;
                                                      Vice President and Counsel, Equitable Life Assurance Society of the
                                                      United States from April, 1998 to November, 1999).


Michael G. Clarke (Age 35)    Chief    2004 Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
One Financial Center        Accounting      Roe Funds and All-Star Funds since October, 2004 (formerly Controller
Boston, MA 02111             Officer        of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
                                            Funds from May, 2004 to October, 2004; Assistant Treasurer from
                                            June, 2002 to May, 2004; Vice President, Product Strategy &
                                            Development of the Liberty Funds and Stein Roe Funds from February,
                                            2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe
                                            Funds and the All-Star Funds from August, 1999 to February, 2001;
                                            Audit Manager, Deloitte & Toche LLP from May, 1997 to August,
                                            1999).

Jeffrey R. Coleman (Age 35) Controller 2004 Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                        All-Star Funds since October, 2004 (formerly Vice President of CDC
Boston, MA 02111                            IXIS Asset Management Services, Inc. and Deputy Treasurer of the
                                            CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to
                                            September, 2004; Assistant Vice President of CDC IXIS Asset
                                            Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                            Funds from August, 2000 to February, 2003; Tax Manager of PFPC,
                                            Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Age 45) Secretary  2004 Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
One Financial Center                        since December, 2004 (formerly Of Counsel, Bingham McCutchen
Boston, MA 02111                            from April, 2001 to September, 2004; Executive Director and General
                                            Counsel, Massachusetts Pension Reserves Investment Management
                                            Board from September, 1997 to March, 2001).

Trustee Positions

As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds.

The Trustees serve as trustees of 101 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $45,000 and an attendance fee of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement
Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

 (a) providing office space, equipment and clerical personnel;

 (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

 (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

 (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

 (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

 (f) maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement
Pursuant to a Trust Services Agreement, CMS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

3. The Pricing and Bookkeeping Agreement

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter
CMD is the principal underwriter of the Trust's shares. CMD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent
CMS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CMS or generally by 6 months' notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics
The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                          Frequency of
      Type of Fund          Information Provided           Disclosure               Date of Web Posting
      ------------        ------------------------  ------------------------  ---------------------------------

Equity Funds              Full portfolio holdings           Monthly
                          information.                                           30 calendar days after month-
                                                                                             end.

Fixed Income Funds        Full portfolio holdings          Quarterly
                          information.                                          60 calendar days after quarter-
                                                                                             end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc. at the address listed on the cover of this SAI.

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers(R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain

Columbia Funds (Fitch, Inc.) and service providers that support Columbia Management's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE
Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds (see "Amortized Cost for Money Market Funds" under "Information Concerning the Fund" in Part 1 of the SAI of Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market
Fund))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services

Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities

Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers:
(i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and
(iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and
(iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1.  the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor (Funds) held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price.

If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds).

1. EMPLOYEES, BROKERS AND VARIOUS RELATIONSHIPS THAT ARE ALLOWED TO BUY AT NAV. Class A shares of certain Funds may be sold at (NAV) to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of Financial Service Firms (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds

    NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

    Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

    Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

    Banks, trust companies and thrift institutions, acting as fiduciaries.
    ---------------------------------------------------------------------

2. GRANDFATHERED INVESTORS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

   Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at (NAV) will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

   Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
   (i) purchased Galaxy Fund Prime A shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

   (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and
   (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3. REINSTATEMENT. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after Columbia Management Services, Inc. received a written reinstatement request and payment.

4. RETIREMENT PLANS. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5. NON-U.S. INVESTORS. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6. REORGANIZATIONS. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7. RIGHTS OF ACCUMULATION (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8. LETTERS OF INTENT (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. DISABILITY. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
   (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

7. TRUST SHARE TAXES. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
   (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8. RETURN OF COMMISSION. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9. NON-U.S. INVESTORS. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10.IRS SECTION 401 AND 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
   Section 401 or 457 of the tax code.

11.MEDICAL PAYMENTS. CDSCs may be waived on shares redeemed for medical payments that exceed

    7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12. PLANS OF REORGANIZATION. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

13. CHARITABLE GIVING PROGRAM. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
    Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawalsof shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. its capacity as the Advisor or Administrator of certain Funds) (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares
The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                REALLOWANCE TO
                                   REALLOWANCE TO DEALERS     DEALERS AS A % OF
                                  AS A % OF OFFERING PRICE      OFFERING PRICE
AMOUNT OF TRANSACTION              PER SHARE - BOND FUNDS  PER SHARE - EQUITY FUNDS
---------------------             ------------------------ ------------------------
Less than $50,000                           4.25                     5.00
$50,000 but less than $100,000              3.75                     3.75
$100,000 but less than $250,000             2.75                     2.75
$250,000 but less than $500,000             2.00                     2.00
$500,000 but less than $1,000,000           1.75                     1.75
$1,000,000 and over                         0.00                     0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year             5.00
                     Through second year            4.00
                     Through third year             3.00
                     Through fourth year            3.00
                     Through fifth year             2.00
                     Through sixth year             1.00
                     Longer than six years          None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                   Through first year               5.50
                   Through second year              5.00
                   Through third year               4.00
                   Through fourth year              3.00
                   Through fifth year               2.00
                   Through sixth year               1.00
                   Through the seventh year         None
                   Longer than seven years          None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year             5.00
                     Through second year            4.00
                     Through third year             3.00
                     Through fourth year            3.00
                     Through fifth year             2.00
                     Through sixth year             1.00
                     Longer than six years          0.00

   Automatic conversion to Class A shares occurs eight years after purchase.

   The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

   Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CMS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Prime-1 Highest Quality
       Prime-2 Higher Quality
       Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                  APPENDIX II

                  Columbia Management Advisors, Inc. ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, Inc. ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

     1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

     2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group
--------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.
/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

       (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

       (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

       (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

       (d) development and modification of Voting Procedures, as stated in
       Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses
-------------------------------------
      Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA
----------
Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts
-----------------------
      CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

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

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

         . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

         . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

               . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance
------------------------------------------------------------------

CMA generally will vote FOR:

     . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

         However, CMA generally will WITHHOLD votes from pertinent director nominees if:

           (i) the board as proposed to be constituted would have more than one-third of its members from management;

           (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

          (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

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

           (iv)a director serves on more than six public company boards;

           (v) the CEO serves on more than two public company boards other than the company's board.

      On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:
           .   Established governance standards and guidelines.
           .   Full board composed of not less than two-thirds "independent"
               directors, as defined by applicable regulatory and listing standards.
           .   Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
           .   A designated or rotating presiding independent director
               appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
           .   Disclosed processes for communicating with any individual
               director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
           .   The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

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

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.

  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation
---------------

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization
-----------------

CMA generally will vote FOR:

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

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions
-------------------------------------------------

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures
-------------------------

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters
-------------------------

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

  . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:
       .   Credible reason exists to question:
             . The auditor's independence, as determined by applicable regulatory requirements.
             . The accuracy or reliability of the auditor's opinion as to the company's financial position.
       . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

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

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

   . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

   . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues
-------------------------------------------
CMA generally will vote FOR:
  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

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

8. Investment Company Matters
-----------------------------

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
  .   Board structure
  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:
  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
  .   Are interested directors and sit on the audit or nominating committee; or
  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
  .   Past performance relative to its peers
  .   Market in which fund invests
  . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)
  .   Past shareholder activism, board activity and votes on related proposals
  .   Strategy of the incumbents versus the dissidents
  .   Independence of incumbent directors; director nominees
  .   Experience and skills of director nominees
  .   Governance profile of the company
  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
  .   Past performance as a closed-end fund
  .   Market in which the fund invests
  .   Measures taken by the board to address the discount
  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
  .   Proposed and current fee schedules
  .   Fund category/investment objective
  .   Performance benchmarks
  .   Share price performance as compared with peers
  .   Resulting fees relative to peers
  .   Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

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

  .   Stated specific financing purpose
  .   Possible dilution for common shares
  .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
  .   Potential competitiveness
  .   Regulatory developments
  .   Current and potential returns
  .   Current and potential risk
CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:
  .   Fund's target investments
  .   Reasons given by the fund for the change
  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:
  .   Political/economic changes in the target market
  .   Consolidation in the target market
  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:
  .   Potential competitiveness
  .   Current and potential returns
  .   Risk of concentration
  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
  .   Strategies employed to salvage the company
  .   Past performance of the fund
  .   Terms of the liquidation

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

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
  .   The degree of change implied by the proposal
  .   The efficiencies that could result
  .   The state of incorporation; net effect on shareholder rights
  .   Regulatory standards and implications

CMA will vote FOR:
  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:
  .   Proposals enabling the Board to:
       .   Change, without shareholder approval the domicile of the fund
       . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
  .   Regulations of both states
  .   Required fundamental policies of both states
  .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
  .   Fees charged to comparably sized funds with similar objectives
  .   The proposed distributor's reputation and past performance
  .   The competitiveness of the fund in the industry
  .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
  .   Resulting fee structure
  .   Performance of both funds
  .   Continuity of management personnel
  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
  .   Performance of the fund's NAV
  .   The fund's history of shareholder relations
  .   The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.
              1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

              2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

              3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

              4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

              5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

              6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

              7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

  . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

  . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

  . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                  Appendix B - Pro Forma Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
October 31, 2005 (unaudited)

                                               Columbia Intermediate                                     Columbia Core
                                                 Core Bond Master       Columbia Core                      Bond Fund
                                                   Portfolio *            Bond Fund                        Pro-Forma
                                                  Acquired Fund         Survivor Fund                       Combined
                                               --------------------  --------------------             --------------------
                                                            Market               Market    Pro-Forma              Market
                           Rate (%)  Maturity     Par       Value       Par      Value    Adjustments    Par      Value
                           -------- ---------- ---------  ---------- --------- ---------- ----------- --------- ----------
Corporate Fixed-
  Income Bonds &
  Notes............. 34.2%
BASIC MATERIALS.....  1.0%
Chemicals...........  0.5%
Dow Chemical Co.....        6.000    10/1/2012   340,000     355,548   825,000    862,727             1,165,000  1,218,275
Dow Chemical Co.....        6.125     2/1/2011 1,579,000   1,647,908                                  1,647,908  1,647,908
E.I. Dupont De
  Nemours & Co......        3.375   11/15/2007 1,298,000   1,265,213                                  1,265,213  1,265,213
Eastman Chemical
  Co................        6.300   11/15/2018                       1,191,000  1,194,871             1,191,000  1,194,871
Potash Corp. of
  Saskatchewan......        4.875     3/1/2013   435,000     423,533                                    423,533    423,533
Praxair, Inc........        4.750    7/15/2007   705,000     705,063                                    705,063    705,063
Praxair, Inc........        6.500     3/1/2008 1,192,000   1,230,943                                  1,230,943  1,230,943
Praxair, Inc........        6.625   10/15/2007 1,394,000   1,439,918                                  1,439,918  1,439,918
Praxair, Inc........        6.900    11/1/2006   489,000     498,438                                    498,438    498,438
                                                          ----------           ----------                       ----------
Chemicals Total.....                                       7,566,564            2,057,598                        9,624,162
                                                          ==========           ==========                       ==========
Forest Products &
  Paper.............  0.3%
International
  Paper Co..........        4.250    1/15/2009   577,000     557,278                                    577,000    557,278
International
  Paper Co..........        5.850   10/30/2012 1,973,000   1,972,665                                  1,973,000  1,972,665
MeadWestvaco Corp...        6.850     4/1/2012 1,501,000   1,599,736                                  1,501,000  1,599,736
Westvaco Corp.......        8.200    1/15/2030                       2,360,000  2,685,302             2,360,000  2,685,302
                                                          ----------           ----------                       ----------
Forest Products &
  Paper Total.......                                       4,129,679            2,685,302                        6,814,981
                                                          ==========           ==========                       ==========
Metals & Mining.....  0.2%
Alcan, Inc..........        4.875    9/15/2012                       1,500,000  1,458,330             1,500,000  1,458,330
Alcan, Inc..........        6.450    3/15/2011    29,000      30,576                                     29,000     30,576
Alcoa, Inc..........        7.375     8/1/2010 1,570,000   1,721,741                                  1,570,000  1,721,741
BHP Billiton
  Finance USA Ltd...        4.800    4/15/2013   641,000     628,686                                    641,000    628,686
CODELCO, Inc. (b)...        5.500   10/15/2013   701,000     706,881                                    701,000    706,881
                                                          ----------           ----------                       ----------
Metals & Mining.....                                       3,087,884            1,458,330                        4,546,214
                                                          ==========           ==========                       ==========
BASIC MATERIALS
  TOTAL.............                                      14,784,127            6,201,230                       20,985,357
                                                          ==========           ==========                       ==========
COMMUNICATIONS......  4.6%
Media...............  1.2%
Clear Channel
  Communications....        6.000    11/1/2006 1,607,000   1,620,659                                  1,607,000  1,620,659
Comcast Cable
  Communications
  Holdings, Inc.....        8.375    3/15/2013                       1,219,000  1,403,874             1,219,000  1,403,874
Comcast Cable
  Communications,
  Inc...............        6.375    1/30/2006 1,104,000   1,108,847                                  1,104,000  1,108,847
Comcast Cable
  Communications,
  Inc...............        7.125    6/15/2013 1,620,000   1,758,526                                  1,620,000  1,758,526
Gannett Co., Inc....        5.500     4/1/2007                       1,100,000  1,109,867             1,100,000  1,109,867
News America
  Holdings, Inc.....        9.250     2/1/2013   967,000   1,174,499                                    967,000  1,174,499
News America, Inc...        6.625     1/9/2008 1,247,000   1,291,917                                  1,247,000  1,291,917
Thomson Corp........        5.250    8/15/2013 1,159,000   1,166,788                                  1,159,000  1,166,788
Time Warner, Inc....        6.875     5/1/2012                       4,985,000  5,331,856             4,985,000  5,331,856
Time Warner, Inc....        7.250     9/1/2008 1,785,000   1,881,729                                  1,785,000  1,881,729
Time Warner, Inc....        7.625    4/15/2031                       2,300,000  2,607,970             2,300,000  2,607,970
Time Warner, Inc....        8.110    8/15/2006    10,000      10,242                                     10,000     10,242
Time Warner, Inc....        9.125    1/15/2013 1,727,000   2,071,761                                  1,727,000  2,071,761
Walt Disney Co......        5.500   12/29/2006   336,000     338,439                                    336,000    338,439
Walt Disney Co......        6.750    3/30/2006 1,073,000   1,081,863                                  1,073,000  1,081,863
                                                          ----------           ----------                       ----------
Media Total.........                                      13,505,270           10,453,567                       23,958,837
                                                          ==========           ==========                       ==========
Telecommunication
  Services..........  3.4%
AT&T, Inc...........        5.750     5/2/2006 1,018,000   1,023,864                                  1,023,864  1,023,864
BellSouth Corp.
  (a)...............        3.915   11/15/2007                       2,500,000  2,500,800             2,500,000  2,500,800
British
  Telecommunications
  PLC...............        8.375   12/15/2010   943,000   1,077,934                                  1,077,934  1,077,934
British
  Telecommunications
  PLC...............        8.875   12/15/2030   500,000     652,970 1,925,000  2,513,934             2,577,970  3,166,904
Cingular Wireless
  Services, Inc.....        8.125     5/1/2012   636,000     731,273 3,645,000  4,191,021             4,376,273  4,922,294
Deutsche Telekom
  International
  Finance BV........        5.250    7/22/2013 3,980,000   3,956,558                                  3,956,558  3,956,558
Deutsche Telekom
  International
  Finance BV........        8.750    6/15/2030                       1,590,000  2,004,799             1,590,000  2,004,799
France Telecom SA...        7.750     3/1/2011 4,091,000   4,575,538                                  4,575,538  4,575,538
France Telecom SA...        8.500     3/1/2031                       2,570,000  3,378,214             2,570,000  3,378,214
New England
  Telephone &
  Telegraph.........        7.650    6/15/2007                       3,000,000  3,109,800             3,000,000  3,109,800
Pacific Bell........        7.125    3/15/2026                       1,400,000  1,508,178             1,400,000  1,508,178
SBC
  Communications,
  Inc...............        4.125    9/15/2009 1,610,000   1,549,689 2,220,000  2,136,839             3,769,689  3,686,528
Sprint Capital
  Corp..............        6.000    1/15/2007                       1,450,000  1,467,357             1,450,000  1,467,357
Sprint Capital
  Corp..............        6.125   11/15/2008   697,000     717,582                                    717,582    717,582
Sprint Capital
  Corp..............        6.875   11/15/2028                       3,800,000  4,059,882             3,800,000  4,059,882
Sprint Capital
  Corp..............        8.375    3/15/2012 3,121,000   3,603,912                                  3,603,912  3,603,912
Telecom Italia
  Capital SA........        5.250    10/1/2015 2,660,000   2,567,645 3,640,000  3,513,619             6,207,645  6,081,264
Telefonos de
  Mexico SA de CV...        4.500   11/19/2008    11,000      10,821                                     10,821     10,821
TELUS Corp..........        7.500     6/1/2007 3,625,000   3,764,961                                  3,764,961  3,764,961
Verizon Global
  Funding Corp......        6.875    6/15/2012                       2,905,000  3,130,021             2,905,000  3,130,021

                See Accompanying Notes to Financial Statements

                                             Columbia Intermediate                                     Columbia Core
                                               Core Bond Master       Columbia Core                      Bond Fund
                                                 Portfolio *            Bond Fund                        Pro-Forma
                                                Acquired Fund         Survivor Fund                       Combined
                                             --------------------  --------------------             --------------------
                                                          Market               Market    Pro-Forma              Market
                         Rate (%)  Maturity     Par       Value       Par      Value    Adjustments    Par      Value
                         -------- ---------- ---------  ---------- --------- ---------- ----------- --------- ----------
Verizon Global
  Funding Corp.....       7.750    12/1/2030 1,000,000   1,155,240                                  1,155,240  1,155,240
Verizon
  Pennsylvania,
  Inc. Series A....       5.650   11/15/2011 2,533,000   2,518,537                                  2,518,537  2,518,537
Vodafone Group
  PLC..............       3.950    1/30/2008                       4,350,000  4,266,480             4,350,000  4,266,480
Vodafone Group
  PLC..............       5.375    1/30/2015                       1,580,000  1,586,968             1,580,000  1,586,968
                                                        ----------           ----------                       ----------
Telecommunication
  Services.........                                     27,906,524           39,367,912                       67,274,436
                                                        ==========           ==========                       ==========
COMMUNICATIONS
  TOTAL............                                     41,411,794           49,821,479                       91,233,273
                                                        ==========           ==========                       ==========
CONSUMER CYCLICAL.. 1.7%
Auto
  Manufacturers.... 0.6%
DaimlerChrysler NA
  Holding Corp.....       4.050     6/4/2008 3,842,000   3,734,270                                  3,842,000  3,734,270
DaimlerChrysler NA
  Holding
  Corp. (a)........       4.314    9/10/2007                       5,180,000  5,191,344             5,180,000  5,191,344
DaimlerChrysler NA
  Holding Corp.....       8.500    1/18/2031                       2,135,000  2,494,982             2,135,000  2,494,982
                                                        ----------           ----------                       ----------
Auto Manufacturers
  Total............                                      3,734,270            7,686,326                       11,420,596
                                                        ==========           ==========                       ==========
Home Builders...... 0.2%
Centex Corp........       4.550    11/1/2010 4,000,000   3,823,279                                  4,000,000  3,823,279
                                                        ----------           ----------                       ----------
Home
  Builders Total...                                      3,823,279                   --                        3,823,279
                                                        ==========           ==========                       ==========
Lodging............ 0.3%
Harrah's Operating
  Co., Inc. (b)....       5.625     6/1/2015 3,000,000   2,905,440 3,970,000  3,844,866             6,970,000  6,750,306
                                                        ----------           ----------                       ----------
Lodging Total......                                      2,905,440            3,844,866                        6,750,306
                                                        ==========           ==========                       ==========
Retail............. 0.5%
Costco Wholesale
  Corp.............       5.500    3/15/2007     4,000       4,040                                      4,000      4,040
Office Depot, Inc..       6.250    8/15/2013                       2,145,000  2,177,346             2,145,000  2,177,346
Target Corp........       3.375     3/1/2008    10,000       9,704                                     10,000      9,704
Target Corp........       5.375    6/15/2009   802,000     814,295                                    802,000    814,295
Target Corp........       5.400    10/1/2008   923,000     936,789                                    923,000    936,789
Target Corp........       5.875     3/1/2012   779,000     816,267                                    779,000    816,267
Target Corp........       6.350    1/15/2011                       1,700,000  1,803,598             1,700,000  1,803,598
Wal-Mart Stores,
  Inc..............       4.375    7/12/2007    40,000      39,838                                     40,000     39,838
Wal-Mart Stores,
  Inc..............       4.550     5/1/2013   850,000     825,673                                    850,000    825,673
Wal-Mart Stores,
  Inc..............       7.550    2/15/2030                       1,070,000  1,325,527             1,070,000  1,325,527
                                                        ----------           ----------                       ----------
Retail Total.......                                      3,446,606            5,306,471                        8,753,077
                                                        ==========           ==========                       ==========
Textiles........... 0.1%
Cintas Corp........       6.000     6/1/2012                       2,000,000  2,109,380             2,000,000  2,109,380
                                                        ----------           ----------                       ----------
Textiles Total.....                                             --            2,109,380                        2,109,380
                                                        ==========           ==========                       ==========
CONSUMER CYCLICAL
  TOTAL............                                     13,909,595           18,947,043                       32,856,638
                                                        ==========           ==========                       ==========
CONSUMER
  NON-CYCLICAL..... 2.4%
Agriculture........ 0.1%
Cargill, Inc. (b)..       6.375     6/1/2012                       2,000,000  2,144,020             2,000,000  2,144,020
Monsanto Co........       4.000    5/15/2008   328,000     320,951                                    328,000    320,951
                                                        ----------           ----------                       ----------
Agriculture Total..                                        320,951            2,144,020                        2,464,971
                                                        ==========           ==========                       ==========
Beverages.......... 0.7%
  Anheuser-Busch
   Companies, Inc..       6.000    4/15/2011 1,142,000   1,197,387                                  1,142,000  1,197,387
Coca-Cola Co.......       5.750    3/15/2011     3,000       3,110                                      3,000      3,110
Coca-Cola
  Enterprises,
  Inc..............       7.125     8/1/2017                       1,650,000  1,894,546             1,650,000  1,894,546
Diageo Finance BV..       3.000   12/15/2006 2,439,000   2,392,171 5,000,000  4,904,000             7,439,000  7,296,171
Pepsi Bottling
  Group, Inc.......       7.000     3/1/2029                       2,600,000  3,067,584             2,600,000  3,067,584
                                                        ----------           ----------                       ----------
Beverages Total....                                      3,592,668            9,866,130                       13,458,798
                                                        ==========           ==========                       ==========
Commercial
  Services......... 0.1%
Hertz Corp.........       4.700    10/2/2006                       2,455,000  2,448,519             2,455,000  2,448,519
                                                        ----------           ----------                       ----------
Commercial
  Services Total...                                             --            2,448,519                        2,448,519
                                                        ==========           ==========                       ==========
Cosmetics/
  Personal Care.... 0.2%
Colgate-Palmolive
  Co...............       5.340    3/27/2006                       1,100,000  1,103,993             1,100,000  1,103,993
Procter & Gamble
  Co...............       4.750    6/15/2007 1,847,000   1,849,383                                  1,847,000  1,849,383
                                                        ----------           ----------                       ----------
Cosmetics/Personal
  Care Total.......                                      1,849,383            1,103,993                        2,953,376
                                                        ==========           ==========                       ==========
Food............... 0.9%
Cadbury-Schweppes
  PLC..............       5.125    10/1/2013 2,016,000   1,976,426                                  2,016,000  1,976,426
Campbell Soup Co...       5.500    3/15/2007 2,357,000   2,379,627                                  2,357,000  2,379,627
Fred Meyer, Inc....       7.450     3/1/2008 2,444,000   2,554,102                                  2,444,000  2,554,102
General Mills,
  Inc..............       2.625   10/24/2006 1,919,000   1,879,680                                  1,919,000  1,879,680
Kroger Co..........       7.500     4/1/2031                       1,715,000  1,805,964             1,715,000  1,805,964
Kroger Co..........       8.000    9/15/2029                       2,555,000  2,824,271             2,555,000  2,824,271
Kroger Co..........       6.750    4/15/2012   633,000     662,086                                    633,000    662,086
Safeway, Inc.......       5.625    8/15/2014                       2,255,000  2,195,761             2,255,000  2,195,761
Sara Lee Corp......       6.250    9/15/2011                       2,405,000  2,466,905             2,405,000  2,466,905
                                                        ----------           ----------                       ----------
Food Total.........                                      9,451,921            9,292,901                       18,744,822
                                                        ==========           ==========                       ==========

                See Accompanying Notes to Financial Statements

                                             Columbia Intermediate                                     Columbia Core
                                               Core Bond Master       Columbia Core                      Bond Fund
                                                 Portfolio *            Bond Fund                        Pro-Forma
                                                Acquired Fund         Survivor Fund                       Combined
                                             --------------------  --------------------             --------------------
                                                          Market               Market    Pro-Forma              Market
                         Rate (%)  Maturity     Par       Value       Par      Value    Adjustments    Par      Value
                         -------- ---------- ---------  ---------- --------- ---------- ----------- --------- ----------
Healthcare
  Products........  0.1%
Becton Dickinson
  & Co............        6.700     8/1/2028                       1,750,000  1,976,695             1,750,000  1,976,695
                                                        ----------           ----------                       ----------
Healthcare
  Products
  Total...........                                              --            1,976,695                        1,976,695
                                                        ==========           ==========                       ==========
Healthcare
  Services........  0.2%
WellPoint, Inc....        6.375    6/15/2006 1,728,000   1,745,712                                  1,728,000  1,745,712
WellPoint, Inc....        6.375    1/15/2012 1,258,000   1,335,178                                  1,258,000  1,335,178
                                                        ----------           ----------                       ----------
Healthcare
  Services
  Total...........                                       3,080,890                   --                        3,080,890
                                                        ==========           ==========                       ==========
Household
  Products/
  Wares...........  0.0%
Fortune Brands,
  Inc.............        2.875    12/1/2006   621,000     609,834                                    621,000    609,834
                                                        ----------           ----------                       ----------
Housecare
  Products/Wares
  Total...........                                         609,834                   --                          609,834
                                                        ==========           ==========                       ==========
Pharmaceuticals...  0.1%
Abbott
  Laboratories....        5.625     7/1/2006    12,000      12,077                                     12,000     12,077
GlaxoSmithKline
  Capital PLC.....        2.375    4/16/2007 2,112,000   2,044,944                                  2,112,000  2,044,944
                                                        ----------           ----------                       ----------
Pharmaceuticals
  Total...........                                       2,057,021                   --                        2,057,021
                                                        ==========           ==========                       ==========
CONSUMER
  NON-CYCLICAL
  TOTAL...........                                      20,962,668           26,832,258                       47,794,926
                                                        ==========           ==========                       ==========
DIVERSIFIED.......  0.3%
Holding
  Companies-
  Diversified.....  0.3%
Alliant Energy
  Resources,
  Inc.............        9.750    1/15/2013                         900,000  1,111,896               900,000  1,111,896
Hutchison Whampoa
  International
  Ltd. (b)........        6.250    1/24/2014                       4,000,000  4,139,040             4,000,000  4,139,040
                                                        ----------           ----------                       ----------
Holding
  Companies-
  Diversified
  Total...........                                              --            5,250,936                        5,250,936
                                                        ==========           ==========                       ==========
DIVERSIFIED
  TOTAL...........                                              --            5,250,936                        5,250,936
                                                        ==========           ==========                       ==========
ENERGY............  2.1%
Oil & Gas.........  1.5%
BP Capital
  Markets PLC.....        2.750   12/29/2006 1,293,000   1,265,731                                  1,293,000  1,265,731
Burlington
  Resources
  Finance Co......        5.600    12/1/2006 2,421,000   2,442,280                                  2,421,000  2,442,280
Conoco
  Funding Co......        5.450   10/15/2006   255,000     256,629 3,000,000  3,019,170             3,255,000  3,275,799
Conoco
  Funding Co......        6.350   10/15/2011 1,427,000   1,530,900                                  1,427,000  1,530,900
Devon Financing
  Corp............        6.875    9/30/2011   530,000     574,478                                    530,000    574,478
Devon Financing
  Corp............        7.875    9/30/2031                       3,035,000  3,723,550             3,035,000  3,723,550
Marathon
  Oil Corp........        6.000     7/1/2012                       2,680,000  2,804,888             2,680,000  2,804,888
Nexen, Inc........        5.875    3/10/2035                       4,580,000  4,374,908             4,580,000  4,374,908
Pemex Project
  Funding Master
  Trust...........        7.875     2/1/2009 1,939,000   2,074,730                                  1,939,000  2,074,730
Ras Laffan
  Liquefied
  Natural Gas
  Co., Ltd. II....        5.298    9/30/2020 3,000,000   2,943,390                                  3,000,000  2,943,390
USX Corp..........        6.650     2/1/2006 2,237,000   2,247,849                                  2,237,000  2,247,849
Valero Energy
  Corp............        6.875    4/15/2012   827,000     896,749                                    827,000    896,749
XTO Energy,
  Inc.............        5.000    1/31/2015                       1,425,000  1,379,314             1,425,000  1,379,314
                                                        ----------           ----------                       ----------
                                                        14,232,736           15,301,830                       29,534,566
                                                        ==========           ==========                       ==========
Pipelines.........  0.6%
CenterPoint
  Energy Resources
  Corp............        7.875     4/1/2013 1,219,000   1,376,360                                  1,219,000  1,376,360
Consolidated
  Natural Gas
  Co..............        5.375    11/1/2006 1,065,000   1,069,814 1,750,000  1,757,910             2,815,000  2,827,724
Duke Capital
  LLC.............        4.370     3/1/2009 1,415,000   1,379,214                                  1,415,000  1,379,214
Kinder Morgan,
  Inc.............        5.150     3/1/2015 1,125,000   1,087,504 3,210,000  3,103,011             4,335,000  4,190,515
TEPPCO
  Partners LP.....        7.625    2/15/2012 1,311,000   1,446,715                                  1,311,000  1,446,715
                                                        ----------           ----------                       ----------
Pipelines Total...                                       6,359,607            4,860,921                       11,220,528
                                                        ==========           ==========                       ==========
ENERGY TOTAL......                                      20,592,343           20,162,751                       40,755,094
                                                        ==========           ==========                       ==========
FINANCIALS........ 15.7%
Banks.............  4.7%
Bank of New York
  Co., Inc........        3.900     9/1/2007   648,000     637,509                                    648,000    637,509
Bank One Corp.....        5.900   11/15/2011                       3,700,000  3,818,511             3,700,000  3,818,511
Bank One Corp.....        6.000     8/1/2008 4,000,000   4,110,120                                  4,000,000  4,110,120
Bank One Corp.....        7.875     8/1/2010                       1,835,000  2,039,199             1,835,000  2,039,199
Barclays Bank
  PLC.............        7.400   12/15/2009     2,000       2,179                                      2,000      2,179
City National
  Corp............        5.125    2/15/2013   597,000     591,669                                    597,000    591,669
Comerica, Inc.....        7.250     8/1/2007 2,000,000   2,080,080 1,130,000  1,175,245             3,130,000  3,255,325
DEPFA Deutsche
  Pfandbriefbank
  AG (b)..........        3.375    10/5/2007                       3,000,000  2,933,490             3,000,000  2,933,490
Deutsche Bank
  Financial
  LLC.............        5.375     3/2/2015                       2,460,000  2,478,155             2,460,000  2,478,155
Deutsche Bank
  Financial,
  Inc.............        6.700   12/13/2006     6,000       6,112                                      6,000      6,112
HSBC Bank USA
  (a).............        3.877   12/14/2006 3,000,000   2,996,910                                  3,000,000  2,996,910
Huntington
  National
  Bank............        2.750   10/16/2006   923,000     903,958                                    923,000    903,958
Key Bank National
  Association.....        7.000     2/1/2011   964,000   1,043,916                                    964,000  1,043,916
Korea Development
  Bank............        5.250   11/16/2006     5,000       5,017                                      5,000      5,017
Korea Development
  Bank............        7.250    5/15/2006 1,225,000   1,243,363                                  1,225,000  1,243,363
Marshall & Ilsley
  Bank............        6.375     9/1/2011                       3,000,000  3,182,100             3,000,000  3,182,100

                See Accompanying Notes to Financial Statements

                                           Columbia Intermediate                                       Columbia Core
                                             Core Bond Master        Columbia Core                       Bond Fund
                                               Portfolio *             Bond Fund        Pro-Forma        Pro-Forma
                                              Acquired Fund          Survivor Fund     Adjustments       Combined
                                           --------------------  --------------------- ----------- ---------------------
                                                        Market                Market                            Market
                       Rate (%)  Maturity     Par       Value       Par       Value                   Par       Value
                       -------- ---------- ---------  ---------- ---------- ---------- ----------- ---------- ----------
Mellon Funding
  Corp...........       4.875    6/15/2007 1,028,000   1,029,244                                    1,028,000  1,029,244
Mellon Funding
  Corp...........       6.375    2/15/2010                        2,645,000  2,779,736              2,645,000  2,779,736
Mellon Funding
  Corp...........       6.400    5/14/2011     8,000       8,498                                        8,000      8,498
Mellon Funding
  Corp...........       6.700     3/1/2008   900,000     934,515                                      900,000    934,515
National City
  Bank...........       4.625     5/1/2013 1,968,000   1,888,729                                    1,968,000  1,888,729
National City
  Corp...........       5.750     2/1/2009                        3,000,000  3,067,680              3,000,000  3,067,680
Northern Trust
  Co.............       6.300     3/7/2011                        2,700,000  2,847,636              2,700,000  2,847,636
Oesterreichische
  Kontrollbank
  AG.............       5.125    3/20/2007                        6,075,000  6,117,647              6,075,000  6,117,647
PNC Funding
  Corp...........       5.750     8/1/2006 1,892,000   1,905,982                                    1,892,000  1,905,982
Popular North
  America, Inc...       6.125   10/15/2006 3,286,000   3,316,724                                    3,286,000  3,316,724
Rabobank Capital
  Funding
  Trust..........       5.254   12/31/2016                        2,865,000  2,816,954              2,865,000  2,816,954
Regions Financial
  Corp...........       6.375    5/15/2012 1,223,000   1,304,305                                    1,223,000  1,304,305
Scotland
  International
  Finance........       4.250    5/23/2013 1,700,000   1,603,882                                    1,700,000  1,603,882
SouthTrust Bank,
  Inc............       4.750     3/1/2013   738,000     723,963                                      738,000    723,963
SunTrust Bank....       7.250    9/15/2006                        2,000,000  2,039,960              2,000,000  2,039,960
Suntrust Bank/
  Central
  Florida........       6.900     7/1/2007                        1,300,000  1,346,072              1,300,000  1,346,072
Union Planters
  Corp...........       4.375    12/1/2010 2,366,000   2,297,694                                    2,366,000  2,297,694
US Bancorp.......       4.500    7/29/2010 4,000,000   3,912,080                                    4,000,000  3,912,080
Wachovia Corp....       3.500    8/15/2008 3,609,000   3,485,933                                    3,609,000  3,485,933
Wachovia Corp....       4.850    7/30/2007 2,116,000   2,117,841                                    2,116,000  2,117,841
Wachovia Corp.
  (a)............       5.274    2/17/2009                        5,000,000  4,803,050              5,000,000  4,803,050
Wells Fargo &
  Co. (a)........       3.970    9/15/2009 9,200,000   9,198,896  4,865,000  4,864,416             14,065,000 14,063,312
                                                      ----------            ----------                        ----------
Banks Total......                                     47,349,119            46,309,851                        93,658,970
                                                      ==========            ==========                        ==========
Diversified
  Financial
  Services....... 9.2%
AIG SunAmerica
  Global
  Financing
  VII............       5.850     8/1/2008   645,000     658,977                                      645,000    658,977
Allstate Life
  Global Funding
  Trusts (a).....       4.074    9/22/2009                        2,500,000  2,501,500              2,500,000  2,501,500
American Express
  Co.............       3.750   11/20/2007 1,120,000   1,097,880                                    1,120,000  1,097,880
American Express
  Co.............       4.750    6/17/2009   907,000     900,252                                      907,000    900,252
American Express
  Co.............       5.500    9/12/2006 1,286,000   1,294,333                                    1,286,000  1,294,333
American General
  Finance Corp...       2.750    6/15/2008 1,022,000     966,413                                    1,022,000    966,413
Bear Stearns
  Companies,
  Inc............       4.500   10/28/2010 1,829,000   1,777,642                                    1,829,000  1,777,642
Capital One
  Bank...........       5.000    6/15/2009 1,031,000   1,025,041                                    1,031,000  1,025,041
Capital One
  Bank...........       5.750    9/15/2010                        2,215,000  2,261,338              2,215,000  2,261,338
Caterpillar
  Financial
  Services
  Corp...........       4.500     9/1/2008 3,705,000   3,671,692                                    3,705,000  3,671,692
Caterpillar
  Financial
  Services
  Corp...........       4.500    6/15/2009   582,000     574,236                                      582,000    574,236
CIT Group, Inc...       7.375     4/2/2007 1,845,000   1,907,988                                    1,845,000  1,907,988
Citigroup, Inc...       4.125    2/22/2010 1,900,000   1,837,262                                    1,900,000  1,837,262
Citigroup, Inc...       5.000    9/15/2014 4,320,000   4,243,104 10,150,000  9,969,330             14,470,000 14,212,434
Citigroup, Inc...       6.000    2/21/2012 3,073,000   3,216,325                                    3,073,000  3,216,325
Citigroup, Inc.
  (a)............       4.310     5/2/2008 3,000,000   2,998,650                                    3,000,000  2,998,650
Countrywide Home
  Loans, Inc.....       4.125    9/15/2009 1,905,000   1,829,143  4,330,000  4,157,579              6,235,000  5,986,722
Countrywide Home
  Loans, Inc.....       5.500     8/1/2006 2,687,000   2,702,423                                    2,687,000  2,702,423
Credit Suisse
  First Boston
  USA, Inc.......       4.875    8/15/2010 2,460,000   2,430,898                                    2,460,000  2,430,898
Credit Suisse
  First Boston
  USA, Inc.......       5.875     8/1/2006 1,210,000   1,221,096                                    1,210,000  1,221,096
Credit Suisse
  First Boston
  USA, Inc.......       6.125   11/15/2011 1,597,000   1,674,071                                    1,597,000  1,674,071
Ford Motor
  Credit Co......       5.700    1/15/2010 1,010,000     908,879                                    1,010,000    908,879
Ford Motor
  Credit Co......       7.375     2/1/2011 2,440,000   2,287,646  5,420,000  5,081,575              7,860,000  7,369,221
Ford Motor
  Credit Co......       7.375   10/28/2009 6,242,000   5,929,089                                    6,242,000  5,929,089
Ford Motor
  Credit Co.
  (a)............       4.830    9/28/2007                        3,945,000  3,832,883              3,945,000  3,832,883
General Electric
  Capital Corp...       3.750   12/15/2009 1,000,000     954,850                                    1,000,000    954,850
General Electric
  Capital Corp...       5.875    2/15/2012 3,343,000   3,475,851                                    3,343,000  3,475,851
General Electric
  Capital Corp...       6.750    3/15/2032                        5,900,000  6,750,190              5,900,000  6,750,190
General Electric
  Capital Corp.
  (a)............       3.990   12/15/2009 2,565,000   2,566,693  8,965,000  8,970,917             11,530,000 11,537,610
General Electric
  Capital Corp.
  (a)............       4.064    6/22/2009 7,250,000   7,263,702                                    7,250,000  7,263,702
General Motors
  Acceptance
  Corp...........       6.150     4/5/2007   988,000     970,206                                      988,000    970,206
Goldman Sachs
  Group, Inc.....       4.125    1/15/2008   315,000     310,001                                      315,000    310,001
Goldman Sachs
  Group, Inc.....       4.750    7/15/2013                        2,275,000  2,183,659              2,275,000  2,183,659
Goldman Sachs
  Group, Inc.....       6.600    1/15/2012 2,503,000   2,675,131                                    2,503,000  2,675,131
Goldman Sachs
  Group, Inc.....       6.875    1/15/2011                        2,390,000  2,562,438              2,390,000  2,562,438
HSBC Finance
  Corp...........       5.750    1/30/2007 2,176,000   2,200,632                                    2,176,000  2,200,632
HSBC Finance
  Corp...........       6.375   11/27/2012 3,072,000   3,254,600                                    3,072,000  3,254,600
HSBC Finance
  Corp...........       7.200    7/15/2006 1,118,000   1,137,386                                    1,118,000  1,137,386
HSBC Finance
  Corp. (a)......       4.070   11/16/2009 1,650,000   1,654,604  5,890,000  5,906,433              7,540,000  7,561,037
International
  Lease Finance
  Corp...........       4.875     9/1/2010 3,200,000   3,155,072                                    3,200,000  3,155,072
John Deere
  Capital Corp...       3.625    5/25/2007 2,074,000   2,037,332                                    2,074,000  2,037,332
JPMorgan Chase &
  Co.............       5.250    5/30/2007 3,382,000   3,405,573                                    3,382,000  3,405,573
JPMorgan Chase &
  Co.............       7.250     6/1/2007 3,836,000   3,972,063                                    3,836,000  3,972,063
Lehman Brothers
  Holdings,
  Inc............       4.000    1/22/2008   367,000     360,174                                      367,000    360,174
Lehman Brothers
  Holdings,
  Inc............       7.000     2/1/2008 4,513,000   4,709,541                                    4,513,000  4,709,541
Lehman Brothers
  Holdings,
  Inc............       7.875    8/15/2010   336,000     374,112                                      336,000    374,112
MassMutual
  Global Funding
  II.............       2.550    7/15/2008 1,020,000     959,738                                    1,020,000    959,738
Merrill Lynch &
  Co., Inc.......       2.070    6/12/2006 1,591,000   1,565,194                                    1,591,000  1,565,194
Merrill Lynch &
  Co., Inc.......       3.700    4/21/2008 1,360,000   1,322,138                                    1,360,000  1,322,138
Merrill Lynch &
  Co., Inc.......       6.000    2/17/2009 2,596,000   2,671,596                                    2,596,000  2,671,596
Morgan Stanley...       5.300     3/1/2013   295,000     293,513                                      295,000    293,513

                See Accompanying Notes to Financial Statements

                                           Columbia Intermediate                                       Columbia Core
                                             Core Bond Master        Columbia Core                       Bond Fund
                                                Portfolio *            Bond Fund                         Pro-Forma
                                               Acquired Fund         Survivor Fund                        Combined
                                           --------------------- ---------------------             ----------------------
                                                       Market                Market     Pro-Forma
                       Rate (%)  Maturity     Par      Value        Par      Value     Adjustments    Par    Market Value
                       -------- ---------- --------- ----------- --------- ----------- ----------- --------- ------------
Morgan Stanley...       6.600     4/1/2012 1,050,000   1,126,094                                   1,050,000   1,126,094
Morgan Stanley
  (a)............       4.430    1/15/2010 5,000,000   5,023,900                                   5,000,000   5,023,900
National Rural
  Utilities
  Cooperative
  Finance Corp...       3.250    10/1/2007 1,023,000     994,254                                   1,023,000     994,254
National Rural
  Utilities
  Cooperative
  Finance Corp...       5.750    8/28/2009 1,824,000   1,868,633                                   1,824,000   1,868,633
National Rural
  Utilities
  Cooperative
  Finance Corp...       6.000    5/15/2006                       1,525,000   1,536,438             1,525,000   1,536,438
Principal Life
  Global
  Funding........       6.250    2/15/2012 1,853,000   1,964,847                                   1,853,000   1,964,847
Private Export
  Funding Corp...       5.340    3/15/2006 2,000,000   2,007,900                                   2,000,000   2,007,900
Prudential
  Funding LLC....       6.600    5/15/2008 2,860,000   2,972,941                                   2,860,000   2,972,941
Residential
  Capital Corp...       6.375    6/30/2010 3,000,000   3,042,930                                   3,000,000   3,042,930
Rio Tinto
  Finance USA
  Ltd............       2.625    9/30/2008   769,000     721,068                                     769,000     721,068
SLM Corp. (a)....       4.400    1/25/2006                       1,000,000   1,000,310             1,000,000   1,000,310
SLM Corp. (a)....       4.410    7/25/2008                       4,345,000   4,356,949             4,345,000   4,356,949
Toyota Motor
  Credit Corp....       2.700    1/30/2007 2,674,000   2,609,075                                   2,674,000   2,609,075
Unilever Capital
  Corp...........       7.125    11/1/2010                       2,000,000   2,189,900             2,000,000   2,189,900
                                                     -----------           -----------                       -----------
Diversified
  Financial
  Services
  Total..........                                    118,774,384            63,261,439                       182,035,823
                                                     ===========           ===========                       ===========
Insurance........ 1.0%
Allstate Corp....       6.125    2/15/2012    16,000      16,702                                      16,000      16,702
Chubb Corp.......       6.000   11/15/2011                       3,300,000   3,434,211             3,300,000   3,434,211
Hartford
  Financial
  Services
  Group, Inc.....       2.375     6/1/2006   590,000     582,472                                     590,000     582,472
Hartford
  Financial
  Services
  Group, Inc.....       4.625    7/15/2013 1,120,000   1,071,750                                   1,120,000   1,071,750
Hartford Life
  Global Funding
  Trusts (a).....       4.040    9/15/2009                       4,355,000   4,352,779             4,355,000   4,352,779
Marsh & McLennan
  Companies,
  Inc............       3.625    2/15/2008   510,000     491,701                                     510,000     491,701
MetLife, Inc.....       6.125    12/1/2011                       4,000,000   4,187,240             4,000,000   4,187,240
Metlife, Inc.....       5.375   12/15/2012 1,524,000   1,529,456                                   1,524,000   1,529,456
Nationwide
  Financial
  Services.......       5.900     7/1/2012   256,000     263,703                                     256,000     263,703
Prudential
  Financial,
  Inc............       4.750     4/1/2014                       2,900,000   2,780,810             2,900,000   2,780,810
Unitrin, Inc.....       4.875    11/1/2010   398,000     387,171                                     398,000     387,171
                                                     -----------           -----------                       -----------
Insurance
  Total..........                                      4,342,955            14,755,040                        19,097,995
                                                     ===========           ===========                       ===========
Real Estate...... 0.0%
ERP Operating
  LP.............       5.200     4/1/2013   356,000     350,980                                     356,000     350,980
                                                     -----------           -----------                       -----------
Real Estate
  Total..........                                        350,980                    --                           350,980
                                                     ===========           ===========                       ===========
Real Estate
  Investment
  Trusts......... 0.5%
Camden Property
  Trust..........       5.375   12/15/2013 1,744,000   1,711,579                                   1,744,000   1,711,579
Health Care
  Property
  Investors,
  Inc............       6.450    6/25/2012   612,000     636,853                                     612,000     636,853
Simon Property
  Group LP.......       4.875    8/15/2010 1,750,000   1,722,018                                   1,750,000   1,722,018
Simon Property
  Group LP.......       5.450    3/15/2013                       5,055,000   5,029,573             5,055,000   5,029,573
                                                     -----------           -----------                       -----------
Real Estate
  Investment
  Trusts Total...                                      4,070,450             5,029,573                         9,100,023
                                                     ===========           ===========                       ===========
Savings &
  Loans.......... 0.3%
Amsouth Bank NA
  (f)............       4.850     4/1/2013 1,712,000   1,664,920                                   1,712,000   1,664,920
Golden West
  Financial
  Corp...........       4.125    8/15/2007   406,000     400,848                                     406,000     400,848
Golden West
  Financial
  Corp...........       4.750    10/1/2012 1,283,000   1,253,940                                   1,283,000   1,253,940
Washington
  Mutual, Inc....       4.625     4/1/2014 2,008,000   1,877,641                                   2,008,000   1,877,641
Washington
  Mutual, Inc....       5.625    1/15/2007   335,000     337,991                                     335,000     337,991
                                                     -----------           -----------                       -----------
Savings &
  Loans..........                                      5,535,340                    --                         5,535,340
                                                     ===========           ===========                       ===========
FINANCIALS
  TOTAL..........                                    180,423,228           129,355,903                       309,779,131
                                                     ===========           ===========                       ===========
INDUSTRIALS...... 1.6%
Aerospace &
  Defense........ 0.7%
Boeing Capital
  Corp...........       4.750    8/25/2008                       2,675,000   2,664,273             2,675,000   2,664,273
Boeing Capital
  Corp...........       6.100     3/1/2011                       3,305,000   3,462,649             3,305,000   3,462,649
General Dynamics
  Corp...........       4.500    8/15/2010   252,000     248,094                                     252,000     248,094
Goodrich Corp....       7.625   12/15/2012   483,000     545,983                                     483,000     545,983
Northrop Grumman
  Corp...........       7.125    2/15/2011 1,106,000   1,204,976                                   1,106,000   1,204,976
Raytheon Co......       5.375     4/1/2013   700,000     703,878                                     700,000     703,878
Raytheon Co......       7.200    8/15/2027                       3,950,000   4,651,638             3,950,000   4,651,638
                                                     -----------           -----------                       -----------
Aerospace &
  Defense
  Total..........                                      2,702,931            10,778,560                        13,481,491
                                                     ===========           ===========                       ===========
Electrical
  Components &
  Equipment...... 0.0%
Emerson Electric
  Co.............       4.750   10/15/2015   750,000     727,147                                     750,000     727,147
                                                     -----------           -----------                       -----------
Electrical
  Components &
  Equipment
  Total..........                                        727,147                    --                           727,147
                                                     ===========           ===========                       ===========
Environmental
  Control........ 0.3%
Waste
  Management,
  Inc............       5.000    3/15/2014                       1,800,000   1,735,164             1,800,000   1,735,164
Waste
  Management,
  Inc............       7.000    7/15/2028                       3,125,000   3,436,031             3,125,000   3,436,031
Waste
  Management,
  Inc............       7.375     8/1/2010 1,195,000   1,293,755                                   1,195,000   1,293,755
                                                     -----------           -----------                       -----------
Environmental
  Control
  Total..........                                      1,293,755             5,171,195                         6,464,950
                                                     ===========           ===========                       ===========
Machinery-
  Construction &
  Mining......... 0.0%
Caterpillar,
  Inc............       6.550     5/1/2011     7,000       7,521                                       7,000       7,521
                                                     -----------           -----------                       -----------
Machinery-
  Construction &
  Mining Total...                                          7,521                    --                             7,521
                                                     ===========           ===========                       ===========

                See Accompanying Notes to Financial Statements

                                           Columbia Intermediate                                       Columbia Core
                                             Core Bond Master        Columbia Core                       Bond Fund
                                                Portfolio *            Bond Fund        Pro-Forma        Pro-Forma
                                               Acquired Fund         Survivor Fund     Adjustments        Combined
                                           --------------------- --------------------- ----------- ----------------------
                                                       Market                Market
                       Rate (%)  Maturity     Par      Value        Par      Value                    Par    Market Value
                       -------- ---------- --------- ----------- --------- ----------- ----------- --------- ------------
Miscellaneous
  Manufacturing.. 0.0%
General Electric
  Co.............       5.000     2/1/2013     7,000       6,948                                       7,000       6,948
                                                     -----------           -----------      -                -----------
Miscellaneous
  Manufacturing
  Total..........                                          6,948                    --                             6,948
                                                     ===========           ===========      =                ===========
Transportation... 0.6%
Burlington
  Northern Santa
  Fe Corp........       4.875    1/15/2015 1,250,000   1,212,150                                   1,250,000   1,212,150
Burlington
  Northern Santa
  Fe Corp........       6.750    7/15/2011 1,139,000   1,228,263                                   1,139,000   1,228,263
Canadian
  National
  Railroad Co....       6.375   10/15/2011   397,000     422,809                                     397,000     422,809
CSX Corp.........       5.500     8/1/2013                       4,305,000   4,341,334             4,305,000   4,341,334
Norfolk Southern
  Corp...........       5.590    5/17/2025                       1,723,000   1,689,316             1,723,000   1,689,316
Norfolk Southern
  Corp...........       7.250    2/15/2031                       1,877,000   2,247,426             1,877,000   2,247,426
                                                     -----------           -----------                       -----------
Transportation
  Total..........                                      2,863,222             8,278,076                        11,141,298
                                                     ===========           ===========                       ===========
INDUSTRIALS
  TOTAL..........                                      7,601,524            24,227,831                        31,829,355
                                                     ===========           ===========                       ===========
TECHNOLOGY....... 0.7%
Computers........ 0.7%
Hewlett-Packard
  Co.............       5.750   12/15/2006 1,942,000   1,962,934                                   1,942,000   1,962,934
International
  Business
  Machines
  Corp...........       3.800     2/1/2008 1,500,000   1,469,085                                   1,500,000   1,469,085
International
  Business
  Machines
  Corp...........       4.875    10/1/2006                       6,300,000   6,311,025             6,300,000   6,311,025
International
  Business
  Machines
  Corp...........       5.375     2/1/2009                       3,000,000   3,048,720             3,000,000   3,048,720
International
  Business
  Machines
  Corp...........       6.500    1/15/2028                       1,200,000   1,323,516             1,200,000   1,323,516
                                                     -----------           -----------                       -----------
Computers
  Total..........                                      3,432,019            10,683,261                        14,115,280
                                                     ===========           ===========                       ===========
TECHNOLOGY
  TOTAL..........                                      3,432,019            10,683,261                        14,115,280
                                                     ===========           ===========                       ===========
UTILITIES........ 4.1%
Electric......... 3.7%
Alabama Power
  Co.............       5.700    2/15/2033                       1,465,000   1,473,409             1,465,000   1,473,409
Alabama Power
  Co. (a)........       4.026    8/25/2009                       4,980,000   4,996,235             4,980,000   4,996,235
American
  Electric Power
  Co., Inc.......       5.250     6/1/2015                       3,035,000   2,987,199             3,035,000   2,987,199
American
  Electric Power
  Co., Inc.......       5.375    3/15/2010 1,800,000   1,815,156                                   1,800,000   1,815,156
Appalachian
  Power Co.......       3.600    5/15/2008   780,000     755,898                                     780,000     755,898
Carolina Power &
  Light Co.......       5.125    9/15/2013 1,100,000   1,086,789 1,445,000   1,427,646             2,545,000   2,514,435
Columbus
  Southern Power
  Co.............       5.500     3/1/2013                       1,700,000   1,708,721             1,700,000   1,708,721
Commonwealth
  Edison Co......       4.700    4/15/2015 1,250,000   1,171,525                                   1,250,000   1,171,525
Consolidated
  Edison Co. of
  New York.......       6.625   12/15/2005 1,034,000   1,036,554                                   1,034,000   1,036,554
Consolidated
  Edison Co. of
  New York.......       7.150    12/1/2009 1,600,000   1,728,128 2,530,000   2,732,602             4,130,000   4,460,730
Dominion
  Resources,
  Inc............       5.000    3/15/2013   571,000     553,430                                     571,000     553,430
Dominion
  Resources,
  Inc. Series D
  (a)............       4.300    9/28/2007 2,830,000   2,831,387 3,135,000   3,136,536             5,965,000   5,967,923
Duke Energy
  Corp...........       5.300    10/1/2015 2,400,000   2,406,696                                   2,400,000   2,406,696
Duquesne Light
  Co.............       6.700    4/15/2012   525,000     562,837                                     525,000     562,837
FirstEnergy
  Corp...........       6.450   11/15/2011 3,782,000   3,981,538                                   3,782,000   3,981,538
Florida Power &
  Light Co.......       4.850     2/1/2013     4,000       3,961                                       4,000       3,961
FPL Energy
  National Wind
  LLC............       5.608    3/10/2024   977,430     947,443                                     977,430     947,443
Hydro-Quebec.....       8.500    12/1/2029                       1,650,000   2,340,905             1,650,000   2,340,905
Midamerican
  Energy
  Holdings Co....       5.000    2/15/2014 1,483,000   1,437,635                                   1,483,000   1,437,635
MidAmerican
  Energy
  Holdings Co....       5.875    10/1/2012                       3,355,000   3,433,071             3,355,000   3,433,071
NiSource Finance
  Corp...........       5.400    7/15/2014   491,000     487,170                                     491,000     487,170
Ohio Edison Co...       4.000     5/1/2008   348,000     339,443                                     348,000     339,443
Oncor Electric
  Delivery Co....       7.000     9/1/2022                       3,350,000   3,624,331             3,350,000   3,624,331
Pacific Gas &
  Electric Co....       4.200     3/1/2011   908,000     865,941                                     908,000     865,941
Pepco Holdings,
  Inc............       5.500    8/15/2007   571,000     575,739                                     571,000     575,739
Progress Energy,
  Inc............       6.050    4/15/2007 3,330,000   3,378,085                                   3,330,000   3,378,085
Progress Energy,
  Inc............       7.750     3/1/2031                       2,555,000   2,935,516             2,555,000   2,935,516
Public Service
  Electric & Gas
  Co.............       4.000    11/1/2008   629,000     612,866                                     629,000     612,866
Scottish Power
  PLC............       4.910    3/15/2010 3,000,000   2,971,350                                   3,000,000   2,971,350
Southern
  California
  Edison Co......       5.000    1/15/2014                       1,500,000   1,478,805             1,500,000   1,478,805
Southern
  California
  Edison Co......       5.000    1/15/2016                       3,000,000   2,931,210             3,000,000   2,931,210
Southern Co.
  Capital
  Funding, Inc...       5.300     2/1/2007 1,078,000   1,083,541                                   1,078,000   1,083,541
TransAlta Corp...       5.750   12/15/2013   589,000     595,314 1,500,000   1,516,080             2,089,000   2,111,394
TXU Energy Co.
  LLC............       7.000    3/15/2013 2,373,000   2,460,587                                   2,373,000   2,460,587
Virginia
  Electric &
  Power Co.......       5.375     2/1/2007 1,032,000   1,037,614 1,575,000   1,583,568             2,607,000   2,621,182
                                                     -----------           -----------                       -----------
Electric Total...                                     34,726,627            38,305,834                        73,032,461
                                                     ===========           ===========                       ===========
Gas
Atmos Energy
  Corp........... 0.4%  4.000   10/15/2009 3,000,000   2,861,999                                   3,000,000   2,861,999
Atmos Energy
  Corp...........       4.950   10/15/2014                       3,475,000   3,326,340             3,475,000   3,326,340
Southern
  California Gas
  Co. (a)........       4.040    12/1/2009                       1,675,000   1,674,447             1,675,000   1,674,447
                                                     -----------           -----------                       -----------
Gas Total........                                      2,861,999             5,000,787                         7,862,786
                                                     ===========           ===========                       ===========
UTILITIES
  TOTAL..........                                     37,588,626            43,306,621                        80,895,247
                                                     ===========           ===========                       ===========
Corporate Fixed-
  Income Bonds &
  Notes Total....                                    340,705,924           334,789,313                       675,495,237
                                                     ===========           ===========                       ===========

                See Accompanying Notes to Financial Statements

                                            Columbia Intermediate                                          Columbia Core
                                               Core Bond Master        Columbia Core                         Bond Fund
                                                 Portfolio *             Bond Fund                           Pro-Forma
                                                Acquired Fund          Survivor Fund                         Combined
                                            ---------------------- ----------------------             -----------------------
                                                         Market                 Market     Pro-Forma
                        Rate (%)  Maturity     Par       Value        Par       Value     Adjustments    Par     Market Value
                        -------- ---------- ---------- ----------- ---------- ----------- ----------- ---------- ------------
Government
  Agencies &
  Obligations.... 30.7%
FOREIGN
  GOVERNMENT
  OBLIGATIONS....  2.0%
Export
  Development of
  Canada.........         4.000    8/1/2007                         2,325,000   2,298,286              2,325,000   2,298,286
Hellenic
  Republic of
  Greece.........         6.950    3/4/2008  2,023,000   2,118,424                                     2,023,000   2,118,424
Province of
  British
  Columbia.......         5.375  10/29/2008                         3,000,000   3,063,750              3,000,000   3,063,750
Province of New
  Brunswick......         3.500  10/23/2007                         4,150,000   4,060,111              4,150,000   4,060,111
Province of
  Ontario........         6.000   2/21/2006                         2,950,000   2,964,012              2,950,000   2,964,012
Province of
  Quebec.........         5.000   7/17/2009                         2,500,000   2,515,300              2,500,000   2,515,300
Quebec
  Province.......         6.125   1/22/2011  3,188,000   3,358,845                                     3,188,000   3,358,845
Republic of
  Chile..........         5.500   1/15/2013    872,000     892,901                                       872,000     892,901
Republic of
  Finland........         4.750    3/6/2007                         3,145,000   3,154,749              3,145,000   3,154,749
Republic of
  Italy..........         2.750  12/15/2006  1,163,000   1,142,228                                     1,163,000   1,142,228
Republic of
  South Africa...         6.500    6/2/2014    969,000   1,034,407  1,165,000   1,243,638              2,134,000   2,278,045
United Mexican
  States.........         6.625    3/3/2015  5,925,000   6,327,900  4,140,000   4,421,520             10,065,000  10,749,420
                                                       -----------            -----------                        -----------
FOREIGN
  GOVERNMENT
  OBLIGATIONS
  TOTAL..........                                       14,874,705             23,721,366                         38,596,071
                                                       ===========            ===========                        ===========
U.S. GOVERNMENT
  AGENCIES &
  OBLIGATIONS.... 28.7%
Federal Farm
  Credit Bank....         2.500   3/15/2006  3,624,000   3,600,183                                     3,624,000   3,600,183
Federal Farm
  Credit Bank....         4.050  12/15/2008                         5,000,000   4,895,280              5,000,000   4,895,280
Federal Home
  Loan Bank......         3.625  11/14/2008  1,800,000   1,747,640                                     1,800,000   1,747,640
Federal Home
  Loan Bank......         3.875   6/14/2013  3,500,000   3,285,429                                     3,500,000   3,285,429
Federal Home
  Loan Mortgage
  Corp...........         2.375   4/15/2006  1,437,000   1,424,363                                     1,437,000   1,424,363
Federal Home
  Loan Mortgage
  Corp...........         3.600    7/7/2010  3,550,000   3,371,218  1,600,000   1,519,422              5,150,000   4,890,640
Federal Home
  Loan Mortgage
  Corp...........         3.625   6/10/2010                         3,000,000   2,854,650              3,000,000   2,854,650
Federal Home
  Loan Mortgage
  Corp...........         3.875   1/12/2009 28,500,000  27,727,222  6,400,000   6,226,464             34,900,000  33,953,686
Federal Home
  Loan Mortgage
  Corp...........         4.000   9/22/2009  2,000,000   1,933,934                                     2,000,000   1,933,934
Federal Home
  Loan Mortgage
  Corp...........         4.125   5/12/2010                         6,000,000   5,841,108              6,000,000   5,841,108
Federal Home
  Loan Mortgage
  Corp...........         4.150    5/5/2010                         5,000,000   4,873,390              5,000,000   4,873,390
Federal Home
  Loan Mortgage
  Corp...........         4.500   1/15/2013    700,000     684,788                                       700,000     684,788
Federal Home
  Loan Mortgage
  Corp...........         5.000  10/18/2010                        19,900,000  19,783,152             19,900,000  19,783,152
Federal Home
  Loan Mortgage
  Corp...........         5.000   1/30/2014  7,825,000   7,634,258  5,075,000   4,951,292             12,900,000  12,585,550
Federal Home
  Loan Mortgage
  Corp...........         5.000  11/13/2014                         3,900,000   3,857,689              3,900,000   3,857,689
Federal Home
  Loan Mortgage
  Corp...........         5.750   3/15/2009  1,750,000   1,804,400  3,500,000   3,608,801              5,250,000   5,413,201
Federal Home
  Loan Mortgage
  Corp...........         6.625   9/15/2009  2,136,000   2,275,212                                     2,136,000   2,275,212
Federal National
  Mortgage
  Association....         2.000   1/15/2006  7,500,000   7,463,849                                     7,500,000   7,463,849
Federal National
  Mortgage
  Association....         2.375   2/15/2007 19,000,000  18,475,371                                    19,000,000  18,475,371
Federal National
  Mortgage
  Association....         2.500   1/30/2007  5,000,000   4,873,495  2,000,000   1,949,398              7,000,000   6,822,893
Federal National
  Mortgage
  Association....         2.625  11/15/2006  2,082,000   2,041,070                                     2,082,000   2,041,070
Federal National
  Mortgage
  Association....         3.250  11/15/2007  3,000,000   2,919,540  2,000,000   1,946,360              5,000,000   4,865,900
Federal National
  Mortgage
  Association....         3.375  12/15/2008  3,000,000   2,889,924                                     3,000,000   2,889,924
Federal National
  Mortgage
  Association....         4.125   4/28/2010                         3,000,000   2,919,732              3,000,000   2,919,732
Federal National
  Mortgage
  Association....         4.125   4/15/2014  1,500,000   1,416,934                                     1,500,000   1,416,934
Federal National
  Mortgage
  Association....         4.250   5/15/2009                         3,725,000   3,673,249              3,725,000   3,673,249
Federal National
  Mortgage
  Association....         4.300   6/30/2008 10,000,000   9,851,880  1,300,000   1,280,744             11,300,000  11,132,624
Federal National
  Mortgage
  Association....         4.375   6/21/2010                        20,000,000  19,497,220             20,000,000  19,497,220
Federal National
  Mortgage
  Association....         4.375   9/15/2012  2,095,000   2,036,281                                     2,095,000   2,036,281
Federal National
  Mortgage
  Association....         4.375  10/15/2006  1,700,000   1,698,252                                     1,700,000   1,698,252
Federal National
  Mortgage
  Association....         5.250   6/15/2006  5,389,000   5,415,088                                     5,389,000   5,415,088
Federal National
  Mortgage
  Association....         5.250   1/15/2009 15,386,000  15,649,224                                    15,386,000  15,649,224
Federal National
  Mortgage
  Association....         5.500   2/15/2006  4,000,000   4,013,360  2,800,000   2,809,352              6,800,000   6,822,712
Federal National
  Mortgage
  Association....         6.250   5/15/2029                         1,500,000   1,722,677              1,500,000   1,722,677
U.S. Treasury
  Bonds..........         4.000   2/15/2015                        14,625,000  13,984,586             14,625,000  13,984,586
U.S. Treasury
  Bonds..........         5.375   2/15/2031 10,640,000  11,604,250 35,395,000  38,602,672             46,035,000  50,206,922
U.S. Treasury
  Bonds..........         7.125   2/15/2023                         5,000,000   6,334,570              5,000,000   6,334,570
U.S. Treasury
  Bonds..........         7.250   5/15/2016  6,500,000   7,888,361                                     6,500,000   7,888,361
U.S. Treasury
  Bonds..........        12.000   8/15/2013    600,000     718,171                                       600,000     718,171
U.S. Treasury
  Inflation
  Index Notes....         2.000   1/15/2014                         1,859,795   1,864,952              1,859,795   1,864,952
U.S. Treasury
  Inflation
  Index Notes....         3.625   1/15/2008                         1,033,167   1,081,031              1,033,167   1,081,031
U.S. Treasury
  Notes..........         2.875  11/30/2006 17,905,000  17,622,441 36,435,000  35,860,019             54,340,000  53,482,460
U.S. Treasury
  Notes..........         3.000  11/15/2007                        23,450,000  22,825,269             23,450,000  22,825,269
U.S. Treasury
  Notes..........         3.625   1/15/2010                        19,650,000  19,019,058             19,650,000  19,019,058
U.S. Treasury
  Notes..........         3.625   6/15/2010                         1,035,000     998,694              1,035,000     998,694
U.S. Treasury
  Notes..........         4.000   3/15/2010                         1,940,000   1,904,230              1,940,000   1,904,230
U.S. Treasury
  Notes..........         4.125   8/15/2008 18,850,000  18,710,095                                    18,850,000  18,710,095
U.S. Treasury
  Notes..........         4.250  11/15/2014                         1,450,000   1,414,600              1,450,000   1,414,600
U.S. Treasury
  Notes..........         4.250   8/15/2015 35,744,000  34,878,316  7,000,000   6,830,467             42,744,000  41,708,783
U.S. Treasury
  Notes..........         5.000   2/15/2011                         1,740,000   1,783,093              1,740,000   1,783,093
U.S. Treasury
  Notes (c)......         1.875  12/31/2005                        11,070,000  11,031,510             11,070,000  11,031,510
U.S. Treasury
  Strips (g).....            --   5/15/2006  4,000,000   3,912,432                                     4,000,000   3,912,432
U.S. Treasury
  Strips (g).....            --  11/15/2008  4,000,000   3,500,284                                     4,000,000   3,500,284
United States
  Treasury Note/
  Bond...........         4.000   9/30/2007 21,626,000  21,472,260                                    21,626,000  21,472,260
United States
  Treasury Note/
  Bond...........         4.250  10/15/2010 55,192,000  54,711,222                                    55,192,000  54,711,222
                                                       -----------            -----------                        -----------
U.S. GOVERNMENT
  AGENCIES &
  OBLIGATIONS
  TOTAL..........                                      309,250,747            257,744,731                        566,995,478
                                                       ===========            ===========                        ===========
Government
  Agencies &
  Obligations
  Total..........                                      324,125,452            281,466,097                        605,591,549
                                                       ===========            ===========                        ===========

                See Accompanying Notes to Financial Statements

                                           Columbia Intermediate                                       Columbia Core
                                             Core Bond Master        Columbia Core                       Bond Fund
                                                Portfolio *            Bond Fund                         Pro-Forma
                                               Acquired Fund         Survivor Fund                       Combined
                                           --------------------- ---------------------             ---------------------
                                                        Market                Market    Pro-Forma               Market
                        Rate (%) Maturity     Par       Value       Par       Value    Adjustments    Par       Value
                        -------- --------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
Mortgage- Backed
  Securities..... 15.3%
Federal Home
  Loan Mortgage
  Corp...........         5.000   1/1/2019                          479,277    473,129                479,277    473,129
Federal Home
  Loan Mortgage
  Corp...........         5.000  12/1/2013  1,795,097  1,775,161                                    1,795,097  1,775,161
Federal Home
  Loan Mortgage
  Corp...........         5.500   3/1/2018    157,004    158,038    449,457    452,418                606,461    610,456
Federal Home
  Loan Mortgage
  Corp...........         5.500   2/1/2018  1,666,464  1,677,444                                    1,666,464  1,677,444
Federal Home
  Loan Mortgage
  Corp...........         5.500   3/1/2033     99,020     97,905                                       99,020     97,905
Federal Home
  Loan Mortgage
  Corp...........         6.000  11/1/2028                          303,157    307,053                303,157    307,053
Federal Home
  Loan Mortgage
  Corp...........         6.500   4/1/2032    520,807    534,671                                      520,807    534,671
Federal Home
  Loan Mortgage
  Corp...........         7.000  12/1/2014                          111,084    115,822                111,084    115,822
Federal Home
  Loan Mortgage
  Corp...........         7.000  11/1/2025                            7,483      7,831                  7,483      7,831
Federal Home
  Loan Mortgage
  Corp...........         7.000   3/1/2027                            6,677      6,981                  6,677      6,981
Federal Home
  Loan Mortgage
  Corp...........         7.000  10/1/2031                           68,774     71,801                 68,774     71,801
Federal Home
  Loan Mortgage
  Corp...........         7.000  12/1/2010     87,005     90,691                                       87,005     90,691
Federal Home
  Loan Mortgage
  Corp...........         7.500   9/1/2025                            3,600      3,817                  3,600      3,817
Federal Home
  Loan Mortgage
  Corp...........         7.500  10/1/2029    225,561    238,707                                      225,561    238,707
Federal Home
  Loan Mortgage
  Corp...........         8.000   6/1/2007                            4,696      4,794                  4,696      4,794
Federal Home
  Loan Mortgage
  Corp...........         8.000   6/1/2026                            4,241      4,527                  4,241      4,527
Federal Home
  Loan Mortgage
  Corp...........         8.750   9/1/2009                            6,088      6,334                  6,088      6,334
Federal Home
  Loan Mortgage
  Corp...........         8.750   7/1/2015                            1,330      1,378                  1,330      1,378
Federal Home
  Loan Mortgage
  Corp...........         9.000  10/1/2015                            3,186      3,233                  3,186      3,233
Federal Home
  Loan Mortgage
  Corp...........         9.000  10/1/2016                           11,667     12,483                 11,667     12,483
Federal Home
  Loan Mortgage
  Corp...........         9.000   4/1/2017                            8,465      8,591                  8,465      8,591
Federal Home
  Loan Mortgage
  Corp...........         9.000  10/1/2019                            9,794     10,068                  9,794     10,068
Federal Home
  Loan Mortgage
  Corp...........         9.250   5/1/2009                           61,240     64,742                 61,240     64,742
Federal Home
  Loan Mortgage
  Corp...........         9.250   8/1/2015                            4,368      4,578                  4,368      4,578
Federal Home
  Loan Mortgage
  Corp...........         9.500   9/1/2010                            4,406      4,673                  4,406      4,673
Federal Home
  Loan Mortgage
  Corp...........         9.500   3/1/2011                              426        458                    426        458
Federal Home
  Loan Mortgage
  Corp...........         9.500   4/1/2011                            5,205      5,596                  5,205      5,596
Federal Home
  Loan Mortgage
  Corp...........         9.500   9/1/2016                            1,800      1,966                  1,800      1,966
Federal Home
  Loan Mortgage
  Corp...........         9.500  11/1/2016                            2,765      3,023                  2,765      3,023
Federal Home
  Loan Mortgage
  Corp...........        10.000   2/1/2009                            4,024      4,275                  4,024      4,275
Federal Home
  Loan Mortgage
  Corp...........        10.000   5/1/2011                            6,105      6,340                  6,105      6,340
Federal Home
  Loan Mortgage
  Corp...........        10.000  12/1/2013                            2,426      2,549                  2,426      2,549
Federal National
  Mortgage
  Association....         5.000   6/1/2018                          747,224    737,626                747,224    737,626
Federal National
  Mortgage
  Association....         5.000   5/1/2009    338,003    333,794                                      338,003    333,794
Federal National
  Mortgage
  Association....         5.000   9/1/2035 10,633,785 10,236,198 43,091,562 41,480,409             53,725,347 51,716,607
Federal National
  Mortgage
  Association....         5.240   9/1/2012  2,488,663  2,506,106                                    2,488,663  2,506,106
Federal National
  Mortgage
  Association....         5.500   8/1/2035  1,699,738  1,677,327 18,539,758 18,295,303             20,239,496 19,972,630
Federal National
  Mortgage
  Association....         5.500  10/1/2035 19,700,000 19,440,246 52,300,000 51,610,400             72,000,000 71,050,646
Federal National
  Mortgage
  Association....         6.000   5/1/2013                          121,044    123,834                121,044    123,834
Federal National
  Mortgage
  Association....         6.000   4/1/2035  9,159,524  9,242,711 29,662,623 29,932,019             38,822,147 39,174,730
Federal National
  Mortgage
  Association....         6.000   4/1/2011     98,416    100,590                                       98,416    100,590
Federal National
  Mortgage
  Association....         6.000   4/1/2013  1,032,897  1,056,704                                    1,032,897  1,056,704
Federal National
  Mortgage
  Association....         6.000   6/1/2014    448,713    459,189                                      448,713    459,189
Federal National
  Mortgage
  Association....         6.000  12/1/2031  1,252,429  1,275,992                                    1,252,429  1,275,992
Federal National
  Mortgage
  Association....         6.324  10/1/2008  1,368,670  1,329,726  1,368,670  1,329,726              2,737,340  2,659,452
Federal National
  Mortgage
  Association....         6.500   5/1/2011    136,500    140,960    272,999    281,920                409,499    422,880
Federal National
  Mortgage
  Association....         6.500   6/1/2028                          188,423    194,136                188,423    194,136
Federal National
  Mortgage
  Association....         6.500   6/1/2031                          255,299    262,559                255,299    262,559
Federal National
  Mortgage
  Association....         6.500   8/1/2031                          490,022    503,956                490,022    503,956
Federal National
  Mortgage
  Association....         6.500   9/1/2031    405,820    417,360     81,847     84,174                487,667    501,534
Federal National
  Mortgage
  Association....         6.500   6/1/2013    131,347    135,723                                      131,347    135,723
Federal National
  Mortgage
  Association....         6.500   8/1/2031    640,571    658,787                                      640,571    658,787
Federal National
  Mortgage
  Association....         6.565  12/1/2007    842,527    860,880    798,930    816,333              1,641,457  1,677,213
Federal National
  Mortgage
  Association....         6.600  11/1/2007    750,079    766,174    711,253    726,516              1,461,332  1,492,690
Federal National
  Mortgage
  Association....         7.000   6/1/2032                          158,132    165,377                158,132    165,377
Federal National
  Mortgage
  Association....         7.500   1/1/2030                           25,702     27,159                 25,702     27,159
Federal National
  Mortgage
  Association....         7.500   3/1/2030                           20,167     21,297                 20,167     21,297
Federal National
  Mortgage
  Association....         7.500  10/1/2015     68,485     72,334                                       68,485     72,334
Federal National
  Mortgage
  Association....         7.785   2/1/2019  2,856,326  3,072,371                                    2,856,326  3,072,371
Federal National
  Mortgage
  Association....         8.000   3/1/2007                            3,054      3,085                  3,054      3,085
Federal National
  Mortgage
  Association....         8.000   2/1/2030                           61,225     65,346                 61,225     65,346
Federal National
  Mortgage
  Association....         8.000   3/1/2030     16,625     17,743    100,243    106,985                116,868    124,728
Federal National
  Mortgage
  Association....         8.000   4/1/2030                          159,924    170,680                159,924    170,680
Federal National
  Mortgage
  Association....         8.000   7/1/2007      9,208      9,442                                        9,208      9,442
Federal National
  Mortgage
  Association....         8.000  12/1/2009         90         91                                           90         91
Federal National
  Mortgage
  Association....         8.000  12/1/2029    440,224    470,201                                      440,224    470,201
Federal National
  Mortgage
  Association....         8.000   2/1/2030     31,409     33,521                                       31,409     33,521
Federal National
  Mortgage
  Association....         8.000   4/1/2030     78,454     83,731                                       78,454     83,731
Federal National
  Mortgage
  Association....         8.000   5/1/2030     21,721     23,182                                       21,721     23,182
Federal National
  Mortgage
  Association....         8.500   8/1/2017                            3,872      4,109                  3,872      4,109
Federal National
  Mortgage
  Association....         9.250   9/1/2016                            2,654      2,869                  2,654      2,869
Federal National
  Mortgage
  Association....        10.000  10/1/2020    277,610    310,659                                      277,610    310,659
Federal National
  Mortgage
  Association....        10.000  12/1/2020    251,710    281,642                                      251,710    281,642
Federal National
  Mortgage
  Association
  (a)............         5.449   8/1/2036    231,692    234,715                                      231,692    234,715

                See Accompanying Notes to Financial Statements

                                           Columbia Intermediate                                        Columbia Core
                                             Core Bond Master        Columbia Core                        Bond Fund
                                               Portfolio *             Bond Fund                          Pro-Forma
                                              Acquired Fund          Survivor Fund                         Combined
                                           --------------------  ----------------------             ----------------------
                                                        Market                Market     Pro-Forma               Market
                       Rate (%)  Maturity     Par       Value       Par       Value     Adjustments    Par       Value
                       -------- ---------- ---------  ---------- ---------- ----------- ----------- ---------- -----------
Federal National
  Mortgage
  Association,
  TBA (d)........        4.500   12/1/2099                       19,940,000  19,279,488             19,940,000  19,279,488
Federal National
  Mortgage
  Association,
  TBA (d)........        5.000   12/1/2099 6,750,000   6,657,187 22,475,000  22,165,969             29,225,000  28,823,156
Federal National
  Mortgage
  Association,
  TBA (d)........        5.500   12/1/2099 6,250,000   6,291,012 11,965,000  12,043,514             18,215,000  18,334,526
Federal National
  Mortgage
  Association,
  TBA (d)........        6.500   12/1/2099 5,650,000   5,798,312 13,155,000  13,500,319             18,805,000  19,298,631
Government
  National
  Mortgage
  Association
  (a)............        3.750   7/20/2021   107,515     108,992                                       107,515     108,992
Government
  National
  Mortgage
  Association....        4.375   4/20/2022   446,818     448,222                                       446,818     448,222
Government
  National
  Mortgage
  Association
  (a)............        4.750   7/20/2022                          114,309     115,897                114,309     115,897
Government
  National
  Mortgage
  Association....        5.500  12/15/2013    16,790      17,055                                        16,790      17,055
Government
  National
  Mortgage
  Association....        5.500   1/15/2014    80,659      81,917                                        80,659      81,917
Government
  National
  Mortgage
  Association....        5.500   2/15/2014   117,961     119,801                                       117,961     119,801
Government
  National
  Mortgage
  Association....        5.500   3/15/2014   256,260     260,258                                       256,260     260,258
Government
  National
  Mortgage
  Association....        5.500   4/15/2014   273,453     277,719                                       273,453     277,719
Government
  National
  Mortgage
  Association....        5.500   5/15/2014   277,004     281,326                                       277,004     281,326
Government
  National
  Mortgage
  Association....        5.500   6/15/2014   271,117     275,347                                       271,117     275,347
Government
  National
  Mortgage
  Association....        6.500   3/15/2013                           43,308      44,982                 43,308      44,982
Government
  National
  Mortgage
  Association....        6.500   4/15/2013                           53,609      55,681                 53,609      55,681
Government
  National
  Mortgage
  Association....        6.500   5/15/2013                           64,167      66,646                 64,167      66,646
Government
  National
  Mortgage
  Association....        6.500  10/15/2013                          309,779     321,751                309,779     321,751
Government
  National
  Mortgage
  Association....        6.500  11/15/2013                          243,743     253,162                243,743     253,162
Government
  National
  Mortgage
  Association....        6.500   7/15/2014                           26,335      27,352                 26,335      27,352
Government
  National
  Mortgage
  Association....        6.500   8/15/2014                          139,474     144,860                139,474     144,860
Government
  National
  Mortgage
  Association....        6.500   6/15/2028                          133,039     138,358                133,039     138,358
Government
  National
  Mortgage
  Association....        6.500   1/15/2029                           80,441      83,600                 80,441      83,600
Government
  National
  Mortgage
  Association....        6.500   3/15/2029                            3,208       3,334                  3,208       3,334
Government
  National
  Mortgage
  Association....        6.500   9/15/2032                           77,136      80,035                 77,136      80,035
Government
  National
  Mortgage
  Association....        6.500   6/15/2011    51,889      53,873                                        51,889      53,873
Government
  National
  Mortgage
  Association....        6.500   8/15/2012    16,533      17,171                                        16,533      17,171
Government
  National
  Mortgage
  Association....        6.500   6/15/2013     1,531       1,590                                         1,531       1,590
Government
  National
  Mortgage
  Association....        6.500   7/15/2013    38,049      39,519                                        38,049      39,519
Government
  National
  Mortgage
  Association....        6.500   9/15/2013   209,531     217,629                                       209,531     217,629
Government
  National
  Mortgage
  Association....        6.500  10/15/2013   333,233     346,110                                       333,233     346,110
Government
  National
  Mortgage
  Association....        6.500  11/15/2013     4,674       4,854                                         4,674       4,854
Government
  National
  Mortgage
  Association....        6.500   7/15/2014   111,193     115,486                                       111,193     115,486
Government
  National
  Mortgage
  Association....        7.000  11/15/2022                          168,580     178,160                168,580     178,160
Government
  National
  Mortgage
  Association....        7.000  10/15/2023                           49,263      52,043                 49,263      52,043
Government
  National
  Mortgage
  Association....        7.000   6/15/2026                          355,139     374,550                355,139     374,550
Government
  National
  Mortgage
  Association....        7.000  10/15/2027                           42,840      45,125                 42,840      45,125
Government
  National
  Mortgage
  Association....        7.000   5/15/2028                          157,240     165,469                157,240     165,469
Government
  National
  Mortgage
  Association....        7.000   6/15/2028                           16,016      16,854                 16,016      16,854
Government
  National
  Mortgage
  Association....        7.000   8/15/2029                           40,600      42,702                 40,600      42,702
Government
  National
  Mortgage
  Association....        7.000   2/15/2030                           16,841      17,708                 16,841      17,708
Government
  National
  Mortgage
  Association....        7.000   5/15/2032                          350,859     368,828                350,859     368,828
Government
  National
  Mortgage
  Association....        7.000   5/15/2012   125,258     131,294                                       125,258     131,294
Government
  National
  Mortgage
  Association....        7.000   9/15/2013    56,383      59,111                                        56,383      59,111
Government
  National
  Mortgage
  Association....        7.000  10/15/2023    49,617      52,417                                        49,617      52,417
Government
  National
  Mortgage
  Association....        7.000  12/15/2028   364,302     383,368                                       364,302     383,368
Government
  National
  Mortgage
  Association....        7.500   4/15/2026                          238,167     252,842                238,167     252,842
Government
  National
  Mortgage
  Association....        7.500   2/15/2027                            2,774       2,943                  2,774       2,943
Government
  National
  Mortgage
  Association....        7.500   9/15/2029                           70,985      75,220                 70,985      75,220
Government
  National
  Mortgage
  Association....        7.500   3/15/2030                           88,991      94,261                 88,991      94,261
Government
  National
  Mortgage
  Association....        7.500   2/15/2027    15,454      16,395                                        15,454      16,395
Government
  National
  Mortgage
  Association....        7.500   9/15/2029   700,880     742,691                                       700,880     742,691
Government
  National
  Mortgage
  Association....        8.000   6/15/2025                            6,331       6,777                  6,331       6,777
Government
  National
  Mortgage
  Association....        8.000  10/15/2025                           19,101      20,446                 19,101      20,446
Government
  National
  Mortgage
  Association....        8.000   1/15/2026                           12,741      13,637                 12,741      13,637
Government
  National
  Mortgage
  Association....        8.000   2/15/2026                            9,716      10,399                  9,716      10,399
Government
  National
  Mortgage
  Association....        8.000   5/15/2026                            2,317       2,480                  2,317       2,480
Government
  National
  Mortgage
  Association....        8.000   6/15/2026                           19,599      20,977                 19,599      20,977
Government
  National
  Mortgage
  Association....        8.000   3/15/2027                           52,788      56,482                 52,788      56,482
Government
  National
  Mortgage
  Association....        8.500   1/15/2006       282         264                                           282         264
Government
  National
  Mortgage
  Association....        9.000   3/15/2008                            7,420       7,763                  7,420       7,763
Government
  National
  Mortgage
  Association....        9.000  11/15/2008                            3,761       3,935                  3,761       3,935
Government
  National
  Mortgage
  Association....        9.000  11/15/2017    95,456     103,506                                        95,456     103,506
Government
  National
  Mortgage
  Association....        9.500   9/15/2016     9,283      10,202                                         9,283      10,202
Government
  National
  Mortgage
  Association....        9.500   8/15/2020     2,100       2,330                                         2,100       2,330
Government
  National
  Mortgage
  Association....        9.500  12/15/2020     2,868       3,181                                         2,868       3,181
Government
  National
  Mortgage
  Association....       10.000   5/15/2016     4,121       4,581                                         4,121       4,581
Government
  National
  Mortgage
  Association....       10.000   7/15/2017    17,968      19,969                                        17,968      19,969
Government
  National
  Mortgage
  Association....       10.000   8/15/2017    14,537      16,157                                        14,537      16,157
Government
  National
  Mortgage
  Association....       10.000   8/15/2018       798         886                                           798         886
Government
  National
  Mortgage
  Association....       11.500   6/15/2013    58,336      64,340                                        58,336      64,340
                                                      ----------            -----------                        -----------
Mortgage- Backed
  Securities
  Total..........                                     82,844,788            218,688,827                        301,533,615
                                                      ==========            ===========                        ===========
Collateralized
  Mortgage
  Obligations.... 9.1%
AGENCY........... 5.9%
Federal Home
  Loan Mortgage
  Corp...........        4.000   5/15/2014 5,000,000   4,896,115  3,250,000   3,182,475              8,250,000   8,078,590

                See Accompanying Notes to Financial Statements

                                             Columbia Intermediate                                      Columbia Core
                                               Core Bond Master       Columbia Core                       Bond Fund
                                                  Portfolio *           Bond Fund                         Pro-Forma
                                                 Acquired Fund        Survivor Fund                        Combined
                                             --------------------- --------------------             ----------------------
                                                          Market               Market    Pro-Forma               Market
                         Rate (%)  Maturity     Par       Value       Par      Value    Adjustments    Par       Value
                         -------- ---------- ---------- ---------- --------- ---------- ----------- ---------- -----------
Federal Home Loan
  Mortgage Corp....       4.000    9/15/2015                       2,900,000  2,817,089              2,900,000   2,817,089
Federal Home Loan
  Mortgage Corp....       4.500    7/15/2027                       1,370,000  1,339,274              1,370,000   1,339,274
Federal Home Loan
  Mortgage Corp....       4.500    2/15/2027                         440,000    430,116                440,000     430,116
Federal Home Loan
  Mortgage Corp....       4.500    8/15/2028                         500,000    481,417                500,000     481,417
Federal Home Loan
  Mortgage Corp....       4.500    5/15/2024  3,111,318  3,077,498                                   3,111,318   3,077,498
Federal Home Loan
  Mortgage Corp....       5.000    8/15/2016  2,343,320  2,341,076 2,343,320  2,341,076              4,686,640   4,682,152
Federal Home Loan
  Mortgage Corp....       5.000    6/15/2026                       1,400,000  1,385,507              1,400,000   1,385,507
Federal Home Loan
  Mortgage
  Corp.
  I.O. (h).........       5.500    5/15/2027  2,540,719    196,601                                   2,540,719     196,601
Federal Home Loan
  Mortgage
  Corp.
  I.O. (h).........       5.500    1/15/2023  2,377,391    124,646                                   2,377,391     124,646
Federal National
  Mortgage
  Association......       4.000    1/25/2016                       1,390,000  1,333,761              1,390,000   1,333,761
Federal National
  Mortgage
  Association......       4.500   11/25/2014                         440,000    432,301                440,000     432,301
Federal National
  Mortgage
  Association......       4.717    8/25/2012  5,000,000  4,895,042                                   5,000,000   4,895,042
Federal National
  Mortgage
  Association......       5.000    7/25/2016  2,006,515  2,000,960 2,006,515  2,000,960              4,013,030   4,001,920
Federal National
  Mortgage
  Association......       5.500    9/25/2035  4,380,982  4,352,995 5,233,107  5,199,676              9,614,089   9,552,671
Federal National
  Mortgage
  Association......       5.500    8/25/2017  2,818,360  2,828,639                                   2,818,360   2,828,639
Federal National
  Mortgage
  Association......       6.000   12/25/2016                         211,036    214,027                211,036     214,027
Federal National
  Mortgage
  Association......       6.000    4/25/2017  2,624,000  2,699,899                                   2,624,000   2,699,899
Government
  National
  Mortgage
  Association......       4.374    4/16/2033  3,000,000  2,893,194                                   3,000,000   2,893,194
Government
  National
  Mortgage
  Association......       4.486   10/16/2025  1,500,000  1,463,714                                   1,500,000   1,463,714
Government
  National
  Mortgage
  Association......       4.763    1/16/2025  4,550,000  4,511,023                                   4,550,000   4,511,023
Small Business
  Administration...       4.340     3/1/2024  9,323,975  8,926,773 2,797,192  2,678,032             12,121,167  11,604,805
Small Business
  Administration...       4.500     3/1/2023  2,458,393  2,385,547 3,687,589  3,578,321              6,145,982   5,963,868
Small Business
  Administration...       4.890     9/1/2022  3,410,991  3,383,216 1,864,146  1,848,967              5,275,137   5,232,183
Small Business
  Administration...       5.110     4/1/2025                       3,929,283  3,923,198              3,929,283   3,923,198
Small Business
  Administration...       5.180     5/1/2024  3,820,033  3,836,935 4,775,041  4,796,170              8,595,074   8,633,105
Small Business
  Administration...       5.240     8/1/2023  3,793,534  3,823,094 2,258,056  2,275,652              6,051,590   6,098,746
Small Business
  Administration...       5.310     8/1/2022  4,045,003  4,089,934 3,236,003  3,271,947              7,281,006   7,361,881
Small Business
  Administration...       5.520     6/1/2024                       3,799,805  3,876,666              3,799,805   3,876,666
Small Business
  Administration...       5.660     7/1/2022  3,448,651  3,535,847                                   3,448,651   3,535,847
Small Business
  Administration...       6.000     9/1/2018  2,776,337  2,853,124                                   2,776,337   2,853,124
Vendee Mortgage
  Trust I.O.
  (a) (f) (h)......       0.304    3/15/2029 13,555,942    112,284                                  13,555,942     112,284
Vendee Mortgage
  Trust I.O.
  (a) (f) (h)......       0.446    9/15/2027 10,624,679    117,160                                  10,624,679     117,160
                                                        ----------           ----------                        -----------
AGENCY TOTAL.......                                     69,345,316           47,406,632                        116,751,948
                                                        ==========           ==========                        ===========
NON-AGENCY......... 3.2%
Chaseflex
  Trust............       5.500    6/25/2035                       4,697,900  4,655,666              4,697,900   4,655,666
Chaseflex
  Trust............       5.500    2/25/2035  2,567,337  2,546,978 4,578,740  4,542,431              7,146,077   7,089,409
Citigroup Mortgage
  Loan Trust,
  Inc. (i).........       5.517    8/25/2035  1,900,000  1,876,306                                   1,900,000   1,876,306
Citigroup Mortgage
  Loan Trust,
  Inc. (i).........       5.666    8/25/2035  1,185,000  1,167,817                                   1,185,000   1,167,817
Countrywide
  Alternative Loan
  Trust............       5.000    7/25/2035                       3,900,904  3,800,729              3,900,904   3,800,729
Countrywide
  Alternative Loan
  Trust............       5.250    3/25/2035                       4,561,440  4,458,398              4,561,440   4,458,398
Countrywide
  Alternative Loan
  Trust............       5.500    9/25/2035  3,345,742  3,244,701                                   3,345,742   3,244,701
First Horizon
  Alternative
  Mortgage
  Securities.......       6.000    1/25/2035  3,882,502  3,897,449 3,722,398  3,736,730              7,604,900   7,634,179
GSAA Trust.........       3.519   11/25/2033                       6,175,000  6,108,001              6,175,000   6,108,001
JPMorgan Mortgage
  Trust (a)........       4.977    7/25/2034  1,638,306  1,596,561 3,405,951  3,319,167              5,044,257   4,915,728
JPMorgan Mortgage
  Trust (a)........       5.020   10/25/2035  3,500,000  3,442,578                                   3,500,000   3,442,578
Residential
  Accredit Loans,
  Inc..............       5.500    2/25/2035  6,189,842  6,147,256 4,814,614  4,781,489             11,004,456  10,928,745
Rural Housing Trust       6.330     4/1/2026    410,186    406,642   362,671    359,537                772,857     766,179
Washington Mutual,
  Inc. (a).........       4.679    4/25/2035  2,500,000  2,460,849                                   2,500,000   2,460,849
                                                        ----------           ----------                        -----------
NON-AGENCY
  TOTAL............                                     26,787,137           35,762,148                         62,549,285
                                                        ==========           ==========                        ===========
Collateralized
  Mortgage
  Obligations
  Total............                                     96,132,453           83,168,780                        179,301,233
                                                        ==========           ==========                        ===========
Asset-Backed
  Securities....... 6.4%
AmeriCredit
  Automobile
  Receivables
  Trust............       3.930    10/6/2011  3,500,000  3,396,399                                   3,500,000   3,396,399
AmeriCredit
  Automobile
  Receivables
  Trust............       4.730     7/6/2010  2,500,000  2,473,100                                   2,500,000   2,473,100
BMW Vehicle Owner
  Trust............       2.530    2/25/2008                       3,900,000  3,849,924              3,900,000   3,849,924
BMW Vehicle Owner
  Trust............       3.320    2/25/2009  5,811,000  5,683,739                                   5,811,000   5,683,739
Bombardier Capital
  Mortgage
  Securitization
  Corp.............       6.230    4/15/2028      4,530      4,502                                       4,530       4,502
Centex Home Equity
  (a)..............       6.270   10/25/2032                         699,747    698,746                699,747     698,746
Centex Home Equity
  Series 2005 D
  (a)..............       4.210   10/25/2035                       3,600,000  3,604,536              3,600,000   3,604,536
Chase Manhattan
  Auto Owner
  Trust............       2.830    9/15/2010  1,725,000  1,662,779                                   1,725,000   1,662,779
Citibank Credit
  Card Issuance
  Trust............       2.550    1/20/2009                       5,000,000  4,874,650              5,000,000   4,874,650
Citibank Credit
  Card Issuance
  Trust............       5.650    6/16/2008  1,500,000  1,510,290                                   1,500,000   1,510,290
Citibank Credit
  Card Master
  Trust I..........       5.875    3/10/2011                       4,000,000  4,126,840              4,000,000   4,126,840
CitiFinancial
  Mortgage
  Securities, Inc.
  (i)..............       2.645    4/25/2034  2,500,000  2,394,750                                   2,500,000   2,394,750
Countrywide Home
  Equity Loan
  Trust (a)........       4.190    1/15/2034  1,359,726  1,360,685 3,119,238  3,121,439              4,478,964   4,482,124
Credit Based Asset
  Svc&Sec Ser 2005
  Cb7 Cl Af3.......       5.550   11/25/2036  2,950,000  2,942,625                                   2,950,000   2,942,625
DaimlerChrysler
  Auto Trust.......       3.090     1/8/2008                       1,323,254  1,317,035              1,323,254   1,317,035
Discover Card
  Master Trust.....       5.750   12/15/2008  5,000,000  5,037,299                                   5,000,000   5,037,299
Equity One ABS,
  Inc. (a).........       4.378    7/25/2034  1,128,424  1,133,163 2,568,413  2,579,201              3,696,837   3,712,364
First Plus Home
  Loan Trust (i)...       7.720    5/10/2024     53,290     53,407                                      53,290      53,407
Ford Credit Auto
  Owner Trust......       3.130   11/15/2006                         976,674    975,434                976,674     975,434
Ford Credit Auto
  Owner Trust......       4.080    6/15/2010  3,500,000  3,406,584                                   3,500,000   3,406,584
GE Equipment Small
  Ticket LLC (b)...       4.620   12/22/2014  1,800,000  1,782,558                                   1,800,000   1,782,558
Green Tree
  Financial
  Corp.............       8.250    7/15/2027    893,377    884,889                                     893,377     884,889

                See Accompanying Notes to Financial Statements

                                              Columbia Intermediate
                                                Core Bond Master           Columbia Core
                                                   Portfolio *               Bond Fund
                                                  Acquired Fund            Survivor Fund
                                             ----------------------  ------------------------
                                                           Market                   Market      Pro-Forma
                         Rate (%)  Maturity     Par        Value        Par         Value      Adjustments
                         -------- ---------- ---------- -----------  ---------- -------------  -----------
GSAA Trust
  (a)............         4.316   11/25/2034  2,000,000   1,961,660
GSAA Trust
  (a)............         4.650    4/25/2034                          4,541,511     4,511,719
Hyundai Auto
  Receivables
  Trust..........         4.200    2/15/2012  2,650,000   2,599,570
Long Beach Auto
  Receivables
  Trust..........         4.522    6/15/2012  3,000,000   2,966,519
MBNA Credit
  Card Master
  Note Trust.....         4.950    6/15/2009                          2,750,000     2,759,625
Memory Lane
  Advance
  Receivables
  Backed Notes
  (b)............         5.027   10/24/2014  4,999,999   4,999,999
Oakwood
  Mortgage
  Investors,
  Inc............         7.100    8/15/2027                          1,095,896     1,191,282
Onyx Acceptance
  Grantor
  Trust..........         3.890    2/15/2011                          2,000,000     1,958,080
Origen
  Manufactured
  Housing........         4.490    5/15/2018                          1,100,000     1,082,983
Residential Asset
  Mortgage
  Products,
  Inc............         3.052    6/25/2029                          3,705,664     3,660,752
Residential Asset
  Mortgage
  Products,
  Inc............         3.981    4/25/2029  1,100,000   1,071,213
Residential Asset
  Mortgage
  Products, Inc.
  (a)............         2.870    8/25/2030  2,575,000   2,536,452
Residential Asset
  Mortgage
  Products, Inc.
  (a)............         4.480    9/25/2029                          7,825,000     7,782,041
Residential Asset
  Mortgage
  Products, Inc.
  (i)............         5.670   10/25/2034  2,000,000   1,928,600
Residential
  Funding
  Mortgage
  Securities II..         4.700    8/25/2034                          1,715,000     1,661,663
Residential
  Funding
  Mortgage
  Securities II,
  Inc. (i).......         5.110    9/25/2035  2,500,000   2,466,000
Wells Fargo
  Financial Auto
  Owner Trust....         2.670    8/16/2010                          7,270,000     7,076,036
WFS Financial
  Owner Trust....         2.410   12/20/2010                          4,880,000     4,754,340
WFS Financial
  Owner Trust....         2.810    8/22/2011                          8,125,000     7,938,694
WFS Financial
  Owner Trust....         4.620   11/19/2012  3,500,000   3,460,659
                                                        -----------             -------------
Asset-Backed
  Securities
  Total..........                                        57,717,441                69,525,020
                                                        ===========             =============
Commercial
  Mortgage-
  Backed
  Securities.....   2.7%
Citigroup
  Commercial
  Mortgage
  Trust..........         4.733   10/15/2041  3,765,000   3,639,850
CS First Boston
  Mortgage
  Securities
  Corp...........         5.100    8/15/2038                          5,240,000     5,113,239
Greenwich
  Capital
  Commercial
  Funding
  Corp...........         5.301    4/10/2037  3,000,000   3,014,966
GS Mortgage
  Securities
  Corp. II.......         4.782    7/10/2039                          6,015,000     5,739,695
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp...........         4.134   10/15/2037  3,208,865   3,095,174   6,363,649     6,138,185
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp...........         4.780    7/15/2042  3,000,000   2,883,059
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp...........         4.878    1/15/2042  2,000,000   1,948,679
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp. (a) (b)..         5.314    8/15/2042  2,500,000   2,366,199
LB-UBS
  Commercial
  Mortgage Trust
  (a)............         5.120   11/15/2032  2,315,000   2,303,146   4,550,000     4,526,704
Merrill Lynch
  Mortgage
  Investors, Inc.
  I.O............         0.887   12/15/2030 11,551,375     329,444
Morgan Stanley
  Capital I......         4.970   12/15/2041  7,949,000   7,809,574
Wachovia Bank
  Commercial
  Mortgage
  Trust..........         5.274   10/17/2044                          4,645,000     4,595,647
                                                        -----------             -------------
Commercial
  Mortgage-
  Backed
  Securities
  Total..........                                        27,390,091                26,113,470
                                                        ===========             =============
Short-Term
  Obligations....   6.0%
U.S.
  GOVERNMENT
  OBLIGATIONS....   4.7%
Federal Home
  Loan Bank
  Discount Notes
  (e)............         3.760   11/15/2005 19,500,000  19,471,484  54,380,000    54,300,485
Federal Home
  Loan Bank
  Discount Notes
  (e)............         3.775   11/16/2005  5,650,000   5,641,111  13,155,000    13,134,308
                                                        -----------             -------------
U.S.
  GOVERNMENT
  OBLIGATIONS
  TOTAL..........                                        25,112,595                67,434,793
                                                        ===========             =============
REPURCHASE
  AGREEMENTS.....   1.3%
Repurchase
  agreement with
  State Street
  Bank & Trust
  Co., dated
  10/31/05, due
  11/01/05 at
  3.850%,
  collateralized
  by a U.S.
  Treasury Note
  maturing
  8/15/28, market
  value of
  $17,875,960
  (repurchase
  proceeds
  $17,522,874)...         3.850    11/1/2005                         17,521,000    17,521,000
Repurchase
  agreement with
  State Street
  Bank & Trust
  Co., dated
  10/31/05, due
  11/01/05 at
  3.920%,
  collateralized
  by a U.S.
  Government
  Agency
  Obligation
  maturing
  5/15/29, market
  value of
  $7,772,625
  (repurchase
  proceeds
  $7,617,829)....         3.920    11/1/2005  7,616,995   7,616,995
                                                        -----------             -------------
REPURCHASE
  AGREEMENTS
  TOTAL..........                                         7,616,995                17,521,000
                                                        ===========             =============
SHORT-TERM
  OBLIGATIONS
  TOTAL..........                                        32,729,590                84,955,793
                                                        ===========             =============
Total
  Investments.... 104.3%                                961,645,739             1,098,707,300
Other Assets &
  Liabilities,
  Net............  -4.3%                                (20,043,964)              (64,465,323)  (154,082)
                                                        -----------             -------------   --------
Net Assets....... 100.0%                                941,601,775             1,034,241,977   (154,082)
                                                        ===========             =============   ========
Total Investments
  at Cost (j)....                                       935,249,841             1,104,415,028
                                                        ===========             =============

                        Columbia Core
                          Bond Fund
                          Pro-Forma
                          Combined
                  ------------------------
                                 Market
                     Par         Value
                  ---------- -------------
GSAA Trust
  (a)............  2,000,000     1,961,660
GSAA Trust
  (a)............  4,541,511     4,511,719
Hyundai Auto
  Receivables
  Trust..........  2,650,000     2,599,570
Long Beach Auto
  Receivables
  Trust..........  3,000,000     2,966,519
MBNA Credit
  Card Master
  Note Trust.....  2,750,000     2,759,625
Memory Lane
  Advance
  Receivables
  Backed Notes
  (b)............  4,999,999     4,999,999
Oakwood
  Mortgage
  Investors,
  Inc............  1,095,896     1,191,282
Onyx Acceptance
  Grantor
  Trust..........  2,000,000     1,958,080
Origen
  Manufactured
  Housing........  1,100,000     1,082,983
Residential Asset
  Mortgage
  Products,
  Inc............  3,705,664     3,660,752
Residential Asset
  Mortgage
  Products,
  Inc............  1,100,000     1,071,213
Residential Asset
  Mortgage
  Products, Inc.
  (a)............  2,575,000     2,536,452
Residential Asset
  Mortgage
  Products, Inc.
  (a)............  7,825,000     7,782,041
Residential Asset
  Mortgage
  Products, Inc.
  (i)............  2,000,000     1,928,600
Residential
  Funding
  Mortgage
  Securities II..  1,715,000     1,661,663
Residential
  Funding
  Mortgage
  Securities II,
  Inc. (i).......  2,500,000     2,466,000
Wells Fargo
  Financial Auto
  Owner Trust....  7,270,000     7,076,036
WFS Financial
  Owner Trust....  4,880,000     4,754,340
WFS Financial
  Owner Trust....  8,125,000     7,938,694
WFS Financial
  Owner Trust....  3,500,000     3,460,659
                             -------------
Asset-Backed
  Securities
  Total..........              127,242,461
                             =============
Commercial
  Mortgage-
  Backed
  Securities.....
Citigroup
  Commercial
  Mortgage
  Trust..........  3,765,000     3,639,850
CS First Boston
  Mortgage
  Securities
  Corp...........  5,240,000     5,113,239
Greenwich
  Capital
  Commercial
  Funding
  Corp...........  3,000,000     3,014,966
GS Mortgage
  Securities
  Corp. II.......  6,015,000     5,739,695
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp...........  9,572,514     9,233,359
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp...........  3,000,000     2,883,059
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp...........  2,000,000     1,948,679
JPMorgan Chase
  Commercial
  Mortgage
  Securities
  Corp. (a) (b)..  2,500,000     2,366,199
LB-UBS
  Commercial
  Mortgage Trust
  (a)............  6,865,000     6,829,850
Merrill Lynch
  Mortgage
  Investors, Inc.
  I.O............ 11,551,375       329,444
Morgan Stanley
  Capital I......  7,949,000     7,809,574
Wachovia Bank
  Commercial
  Mortgage
  Trust..........  4,645,000     4,595,647
                             -------------
Commercial
  Mortgage-
  Backed
  Securities
  Total..........               53,503,561
                             =============
Short-Term
  Obligations....
U.S.
  GOVERNMENT
  OBLIGATIONS....
Federal Home
  Loan Bank
  Discount Notes
  (e)............ 73,880,000    73,771,969
Federal Home
  Loan Bank
  Discount Notes
  (e)............ 18,805,000    18,775,419
                             -------------
U.S.
  GOVERNMENT
  OBLIGATIONS
  TOTAL..........               92,547,388
                             =============
REPURCHASE
  AGREEMENTS.....
Repurchase
  agreement with
  State Street
  Bank & Trust
  Co., dated
  10/31/05, due
  11/01/05 at
  3.850%,
  collateralized
  by a U.S.
  Treasury Note
  maturing
  8/15/28, market
  value of
  $17,875,960
  (repurchase
  proceeds
  $17,522,874)... 17,521,000    17,521,000
Repurchase
  agreement with
  State Street
  Bank & Trust
  Co., dated
  10/31/05, due
  11/01/05 at
  3.920%,
  collateralized
  by a U.S.
  Government
  Agency
  Obligation
  maturing
  5/15/29, market
  value of
  $7,772,625
  (repurchase
  proceeds
  $7,617,829)....  7,616,995     7,616,995
                             -------------
REPURCHASE
  AGREEMENTS
  TOTAL..........               25,137,995
                             =============
SHORT-TERM
  OBLIGATIONS
  TOTAL..........              117,685,383
                             =============
Total
  Investments....            2,060,353,039
Other Assets &
  Liabilities,
  Net............              (84,663,369)
                             -------------
Net Assets.......            1,975,689,670
                             =============
Total Investments
  at Cost (j)....            2,039,664,869
                             =============

--------
* Columbia Intermediate Bond Fund, the acquired fund, invests only in the Columbia Intermediate Bond Master Portfolio. At October 31, 2005, Columbia Intermediate Bond Fund owned 98.2% of Columbia Intermediate Bond Master Portfolio.

Notes to Investment Portfolio:
(a) The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2005.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities, which are not illiquid, amounted to $25,822,493, which represents 1.31% of proforma net assets.
(c) A portion of this security with a market value of $697,566 is pledged as collateral for open futures contracts.

                See Accompanying Notes to Financial Statements

(d) Security purchased on a delayed delivery basis.
(e) The rate shown represents the annualized yield at the date of purchase.
(f) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At October 31, 2005, the value of these securities represents 0.10% of the pro-forma net assets.
(g) Zero coupon bond.
(h) Accrued interest accumulates in the value of this security and is payable at redemption.
(i) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
(j) Cost for federal income tax purposes is $975,338,877, $1,105,644,253 and $2,080,983,130, respectively, for Columbia Intermediate Core Bond Master Portfolio, Columbia Core Bond Fund and Columbia Core Bond Fund pro-forma combined.

At October 31, 2005, the Columbia Core Bond Fund held the following open long futures contracts:

                               Number of              Aggregate    Settlement    Unrealized
Type                           Contracts Value ($)  Face Value ($)    Date    Depreciation ($)
----                           --------- ---------- -------------- ---------- ----------------
U.S. Treasury Notes 10-Year...    535    58,022,422   59,278,372     Dec-05      (1,255,950)
U.S. Treasury Bonds 20-Year...    175    19,594,531   20,583,970     Dec-05        (989,439)
                                                                                 ----------
                                                                                 (2,245,389)

                See Accompanying Notes to Financial Statements

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                          Columbia           Columbia                           Columbia
                                                   Intermediate Core Bond   Core Bond                          Core Bond
                                                            Fund          Fund Acquiring     Pro-Forma            Fund
                                                       Acquired Fund           Fund         Adjustments    Pro-Forma Combined
                                                   ---------------------- --------------  ------------     ------------------
Assets:
Investments, at cost..............................      $935,249,841      $1,104,415,028  $         --       $2,039,664,869
                                                        ------------      --------------  ------------       --------------
Investments, at value.............................      $924,637,333      $1,098,707,300            --       $2,023,344,633
Cash..............................................                --                 670            --                  670
Receivable for:
   Fund shares sold...............................         1,570,322           4,306,588            --            5,876,910
   Interest.......................................                --           9,201,299            --            9,201,299
Futures variation margin..........................                --              44,063            --               44,063
Dollar roll fee income............................                --              51,520            --               51,520
Deferred Trustees' compensation plan..............                --              42,433            --               42,433
Other Assets......................................            24,804                  --            --               24,804
                                                        ------------      --------------  ------------       --------------
       Total Assets...............................       926,232,459       1,112,353,873            --        2,038,586,332
                                                        ------------      --------------  ------------       --------------
Liabilities:
Payable for:
   Interest purchased.............................                --           5,120,791            --            5,120,791
   Investments purchased on a delayed delivery
     basis........................................                --          67,581,137            --           67,581,137
   Fund shares repurchased........................           751,722           2,226,883            --            2,978,605
   Distributions Payable..........................                --           2,335,288            --            2,335,288
   Investment advisory fee........................                --             401,258            --              401,258
   Administration fee.............................           107,265              59,355            --              166,620
   Transfer agent fee.............................           131,466             144,466            --              275,932
Pricing and bookkeeping fees......................                --              21,803            --               21,803
Audit fee.........................................             7,411                  --            --                7,411
Custody fee.......................................                82               8,006            --                8,088
Merger costs......................................           100,869              64,631            --              165,500
   Distribution and service fees..................            20,614              25,442            --               46,056
Chief compliance officer expenses.................               737               1,250            --                1,987
Deferred dollar roll fee income...................                --              22,546            --               22,546
Deferred Trustees' fees...........................            36,076              42,433            --               78,509
Other liabilities.................................           164,127              56,607       154,082(d)           374,816
                                                        ------------      --------------  ------------       --------------
       Total Liabilities..........................         1,320,369          78,111,896       154,082           79,586,347
                                                        ------------      --------------  ------------       --------------
Net Assets........................................      $924,912,090       1,034,241,977  $   (154,082)(d)   $1,958,999,985
                                                        ============      ==============  ============       ==============
Composition of Net Assets:
Paid-in capital...................................      $942,196,850      $1,049,440,576            --       $1,991,637,426
Overdistributed net investment income.............           524,821          (2,368,548)     (154,082)(d)       (1,997,809)
Accumulated net realized gain (loss)..............        (7,197,073)         (4,876,934)           --          (12,074,007)
Unrealized appreciation on investments and futures
  contracts.......................................       (10,612,508)         (7,953,117)           --          (18,565,625)
                                                        ------------      --------------  ------------       --------------
Net Assets........................................      $924,912,090      $1,034,241,977  $   (154,082)(d)   $1,958,999,985
                                                        ============      ==============  ============       --------------
Class A
Net assets........................................      $ 51,942,135      $   28,440,276  $     (7,115)      $   80,375,296
Shares outstanding................................         5,515,015           2,689,915      (601,439)(e)        7,603,491
                                                        ============      ==============                     ==============
Net asset value per share (b).....................      $       9.42      $        10.57                     $        10.57
                                                        ============      ==============                     ==============
Maximum sales charge..............................                                  4.75%                              4.75%
Maximum offering price per share (c)..............                                 11.10                              11.10

Class B
Net assets........................................      $ 10,111,653      $   11,058,645  $     (1,672)      $   21,168,626
Shares outstanding................................         1,079,632           1,045,915      (123,099)(e)        2,002,448
                                                        ============      ==============                     ==============
Net asset value, offering and redemption price per
  share...........................................      $       9.37      $        10.57                     $        10.57
                                                        ============      ==============                     ==============
Class C
Net assets........................................      $  4,304,282      $    5,058,384  $       (729)      $    9,361,937
Shares outstanding................................           409,936             478,417        (2,763)(e)          885,590
                                                        ============      ==============                     ==============
Net asset value, offering and redemption price per
  share...........................................      $      10.50      $        10.57                     $        10.57
                                                        ============      ==============                     ==============
Class G
Net assets........................................      $         --      $    2,902,794  $       (151)      $    2,902,643
Shares outstanding................................                --             274,544           -- (e)           274,544
                                                        ============      ==============                     ==============
Net asset value, offering and redemption price per
  share...........................................      $         --      $        10.57                     $        10.57
                                                        ============      ==============                     ==============
Class T
Net assets........................................      $         --      $   28,916,730  $     (1,500)      $   28,915,230
Shares outstanding................................                --           2,734,927           -- (e)         2,734,927
                                                        ============      ==============                     ==============
Net asset value per share (b).....................      $         --      $        10.57                     $        10.57
                                                        ============      ==============                     ==============
Maximum sales charge..............................                                  4.75%                              4.75%
Maximum offering price per share (c)..............                                 11.10                              11.10
Class Z
Net assets........................................      $858,554,020      $  957,865,148  $   (142,915)      $1,816,276,253
Shares outstanding................................        91,533,470          90,593,287   (10,316,743)(e)      171,810,014
                                                        ============      ==============                     ==============
Net asset value, offering and redemption price per
  share...........................................      $       9.38      $        10.57                     $        10.57
                                                        ============      ==============                     ==============

--------
(a) Class A, B, C and Z shares of Columbia Intermediate Core Bond Fund are exchanged for new Class A, B, C and Z shares of Columbia Core Bond Fund, respectively, based on the Net Asset Value per share of Columbia Core Bond Fund A,B,C and Z shares, respectively, at the time of the merger.
(b) Redemption price per share is equal to net assets value less any applicable contingent deferred sales charge.
(c) On sales of $50,000 or more the offering price is reduced.
(d) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $100,418 and $53,664 to be borne by Columbia Intermediate Core Bond Fund and Columbia Core Bond Fund, respectively.
(e) Reflects estimated shares issued to the Acquired fund at the time of the merger.

                See Accompanying Notes to Financial Statements

PRO FORMA COMBINING STATEMENT OF OPERATIONS
For the Twelve Months Ended October 31, 2005 (unaudited)

                                                                                                                  Columbia
                                                               Columbia           Columbia                        Core Bond
                                                        Intermediate Core Bond   Core Bond                          Fund
                                                                 Fund               Fund         Pro-Forma        Pro-Forma
                                                            Acquired Fund      Acquiring Fund   Adjustments       Combined
                                                        ---------------------- -------------- ------------     ------------
Investment Income:
Income allocated from the Master Portfolio.............      $ 27,199,729       $         --  $(27,199,729)(a) $         --
Interest...............................................                --       $ 42,378,445    27,199,729(a)    69,578,174
Dividend from affiliates...............................                --                 --            --               --
Dollar roll fee income.................................                --          3,011,718            --        3,011,718
Amort of Discount/Premium..............................                --                 --            --               --
Foreign taxes withheld.................................                --             (4,312)           --           (4,312)
Other income...........................................                --                 --            --               --
                                                             ------------       ------------  ------------     ------------
   Total Investment Income.............................        27,199,729         45,385,851            --       72,585,580
                                                             ------------       ------------  ------------     ------------
Expenses:
Expenses allocated from the Master Portfolio...........         2,666,271                 --    (2,666,271)(a)           --
Investment advisory fee................................                --          4,518,987     2,583,564        7,102,551(b)
Administration fee.....................................         1,012,753            665,962      (573,662)       1,105,053(b)
Distribution fee:
       Class B.........................................            65,965             59,346                        125,311(b)
       Class C.........................................            26,264             25,514                         51,778(b)
       Class G.........................................                --             29,250                         29,250(b)
Service fee:
       Class A.........................................            58,806             51,159                        109,965(b)
       Class B.........................................            21,988             19,782                         41,770(b)
       Class C.........................................             8,766              8,505                         17,271(b)
       Class G.........................................                --              6,750                          6,750(b)
Shareholder services fee - Class T.....................                --             46,233                         46,233(b)
Transfer agent fee.....................................           165,057            666,455      (549,986)(c)      281,526
Pricing and bookkeeping fees...........................                --            155,080        87,088(a)       242,168
Legal and audit fees...................................            68,063             53,653       (14,436)(d)      107,280
Trustees' fees.........................................             4,201             27,134         7,728(a)        39,063
Custody fee............................................               307             51,756                         52,063
Printing expense.......................................            24,062             53,053        (3,609)(d)       73,506
Non-Recurring Costs....................................                --             10,968                         10,968
Merger costs...........................................            46,550             64,631      (111,181)             -- (e)
Chief compliance officer expenses and fees.............             8,854             11,189            --           20,043
Other expenses.........................................            67,969            164,648       (30,533)(d)      202,084
                                                             ------------       ------------  ------------     ------------
   Total Operating Expenses............................         4,245,876          6,690,055    (1,271,298)       9,664,633
Interest Expense.......................................                                                                  --
   Total Expenses......................................         4,245,876          6,690,055    (1,271,298)       9,664,633
Fees waived by Transfer Agent:.........................                              (12,916)       12,916(c)            --
Fees waived by Distributor - Class C...................                               (5,102)       (5,243)         (10,345)(f)
Fees and expenses waived or reimbursed by Investment
  Advisor..............................................                                                                  --
Non-recurring costs assumed by Investment Advisor......                              (10,968)                       (10,968)
Custody earnings credit................................                               (1,551)                        (1,551)
                                                             ------------       ------------  ------------     ------------
   Net Expenses........................................         4,245,876          6,659,518    (1,263,625)       9,641,769
                                                             ------------       ------------  ------------     ------------
Net Investment Income..................................        22,953,853         38,726,333     1,263,625       62,943,811
                                                             ------------       ------------  ------------     ------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments.......................        (4,884,851)        (3,889,501)           --       (8,774,352)
Net change in unrealized appreciation/depreciation on
  investments and futures contracts....................       (22,942,261)       (27,935,992)           --      (50,878,253)
                                                             ------------       ------------  ------------     ------------
Net....................................................       (27,827,112)       (31,825,493)                   (59,652,605)
                                                             ------------       ------------  ------------     ------------
Net Increase in Net Assets from Operations.............      $ (4,873,259)      $  6,900,840  $  1,263,625     $  3,291,206
                                                             ============       ============  ============     ============

--------
(a) Adjustment to align Columbia Intermediate Core Bond Fund, the Acquired Fund, in a Master/Feeder expense structure, into Columbia Core Bond Fund, the Acquiring fund.
(b) Based on the contract in effect for the Columbia Core Bond Fund, the Acquiring fund.
(c) Reflects the impact of changes to the transfer agent fee that is expected to be implemented on the date the merger is consummated.
(d) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(e) Merger costs borne by the funds as part of another fund merger are not expected to recur going forward.
(f) Based on a voluntary 12b-1 fee waiver in effect for Class C of the Columbia Core Bond Fund, the Acquiring fund.

                See Accompanying Notes to Financial Statements

   The following table shows on an unaudited basis the capitalization of the Columbia Intermediate Core Bond Fund and the Columbia Core Bond Fund as of October 31, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Columbia Intermediate Core Bond Fund by the Columbia Core Bond Fund, the capitalization of Columbia Core Bond Fund at net asset value as of that date:

                            Columbia                                   Columbia Core
                          Intermediate  Columbia                           Bond
                              Core      Core Bond       Pro Forma        Pro Forma
                           Bond Fund      Fund         Adjustments     Combined/(1)/
                          ------------ ------------ ------------       --------------
Class A(3)...............
Net asset value.......... $ 51,942,135 $ 28,440,276 $     (7,115)/(2)/ $   80,375,296
Shares outstanding.......    5,515,015    2,689,915     (601,439)           7,603,491
Net asset value per share $       9.42 $      10.57                    $        10.57
Class B(3)...............
Net asset value.......... $ 10,111,653 $ 11,058,645 $     (1,672)/(2)/ $   21,168,626
Shares outstanding.......    1,079,632    1,045,915     (123,099)           2,002,448
Net asset value per share $       9.37 $      10.57                    $        10.57
Class C(3)...............
Net asset value.......... $  4,304,282 $  5,058,384 $       (729)/(2)/ $    9,361,937
Shares outstanding.......      409,936      478,417       (2,763)             885,590
Net asset value per share $      10.50 $      10.57                    $        10.57
Class G..................
Net asset value..........           -- $  2,902,794 $       (151)/(2)/ $    2,902,643
Shares outstanding.......           --      274,544           --              274,544
Net asset value per share           -- $      10.57                    $        10.57
Class T..................
Net asset value..........           -- $ 28,916,730 $     (1,500)/(2)/ $   28,915,230
Shares outstanding.......           --    2,734,927           --            2,734,927
Net asset value per share           -- $      10.57                    $        10.57
Class Z(3)...............
Net asset value.......... $858,554,020 $957,865,148 $   (142,915)(2)   $1,816,276,253
Shares outstanding.......   91,533,470   90,593,287  (10,316,743)         171,810,014
Net asset value per share $       9.38 $      10.57                    $        10.57

(1) Assumes Merger was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Core Bond Fund will be received by shareholders of the Columbia Intermediate Core Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Core Bond Fund that actually will be received on or after such date.

(2) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $100,418 and $53,664 to be borne by Columbia Intermediate Core Bond Fund and Columbia Core Bond Fund, respectively.

(3) Class A, B, C and Z shares of Columbia Intermediate Core Bond Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Core Bond Fund based on the net asset value of Columbia Core Bond Fund's shares at the time of the merger.

                            COLUMBIA CORE BOND FUND
                                      AND
                     COLUMBIA INTERMEDIATE CORE BOND FUND

                   PRO-FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               October 31, 2005
                                  (unaudited)

Note 1. Organization

Columbia Core Bond Fund (the "Acquiring Fund" or the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Intermediate Core Bond Fund (the "Acquired Fund"), a series of the Columbia Funds Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks a high level of current income consistent with prudent risk of capital. The Acquired Fund seeks to obtain interest income and capital appreciation.

The Acquired Fund seeks to achieve its investment objectives by investing substantially all of its assets in Columbia Intermediate Core Bond Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust. The Master Portfolio has the same investment objective as that of the Acquired Fund. The value of the Acquired Fund's investment in the Master Portfolio included in the Statement of Assets and Liabilities reflects the Acquired Fund's proportionate beneficial interests in the net assets of the Master Portfolio (98.2.% at October 31, 2005). The financial statements of the Master Portfolio, including the investment portfolio, are included elsewhere within this report and should be read in conjunction with the Acquired Fund's financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolio.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. The Acquired Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on November 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro-Forma Investment Portfolios and Pro-Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of October 31, 2005. The Pro-Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended October 31, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of October 31, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund, the Acquired Fund and the Master Portfolio included within their respective annual and semi-annual shareholder reports. The annual shareholder reports are dated April 30, 2005, March 31, 2005 and March 31, 2005 for the Acquiring Fund, the Acquired Fund and the Master Portfolio, respectively. The semi-annual shareholder reports are dated October 31, 2005, September 30, 2005 and September 30, 2005 for the Acquiring Fund, the Acquired Fund and the Master Portfolio, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Capital Loss Carryforwards

As of March 31, 2005, the Acquired Fund had a capital loss carryforward of approximately $1 million that expires in 2013. This capital loss carryforward may be available to the Acquiring Fund to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. The availability of a portion of the capital loss carryforward may be limited in a given year.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at October 31, 2005:

                                Shares of    Additional Shares   Total Shares
                             Acquiring Fund   Assumed Issued     Outstanding
Class of Shares              Pre-Combination    with Merger    Post Combination
---------------              --------------- ----------------- ----------------
Class A Shares..............    2,689,915        4,913,576         7,603,491
Class B Shares..............    1,045,915          956,533         2,002,448
Class C Shares..............      478,417          407,173           885,590
Class G Shares..............      274,544               --           274,544
Class T Shares..............    2,734,927               --         2,734,927
Class Z Shares..............   90,593,287       81,216,727       171,810,014

Note 6. Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

       Vote by Internet:

        .   Read the proxy statement and have your proxy card available.

        . Go to https://vote.proxy-direct.com and follow the on screen directions.

       Vote by Telephone:

        .   Read the proxy statement and have your proxy card available.

        .   When you are ready to vote, call toll free 1-866-241-6192.

        .   Follow the recorded instructions provided to cast your vote.

       Vote by Fax:

        .   Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

       If you have any questions or concerns, please call 1-866-233-2079 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

       You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                 Please detach at perforation before mailing.

Columbia Management.                                                     PROXY

                       COLUMBIA TAX-EXEMPT INSURED FUND
                   A SERIES OF COLUMBIA FUNDS SERIES TRUST I
         SPECIAL MEETING OF SHAREHOLDERS to be held September 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr. and Peter Fariel, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, regardless of the number of shares you own. Please see the enclosed prospectus/proxy statement and other materials for instructions on how to vote easily and quickly.

               VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192


               ----------------------------------

               Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


               ----------------------------------
               Shareholder sign here


               ----------------------------------
               Co-owner sign here


               ----------------------------------
               Date                                    TEX_16396A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!

                 Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
1. To approve an Agreement and Plan of Reorganization       [ ]   [ ]     [ ]
   providing for (i) the sale of all of the assets of the Columbia Tax-Exempt Insured Fund (the "Acquired Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Tax-Exempt Fund (the
   "Acquiring Fund"), a series of Columbia Funds Series
   Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW.


-----------------------------

-----------------------------                                        TEX_16396A

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

       Vote by Internet:

        .   Read the proxy statement and have your proxy card available.

        . Go to https://vote.proxy-direct.com and follow the on screen directions.

       Vote by Telephone:

        .   Read the proxy statement and have your proxy card available.

        .   When you are ready to vote, call toll free 1-866-241-6192.

        .   Follow the recorded instructions provided to cast your vote.

       Vote by Fax:

        .   Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

       If you have any questions or concerns, please call 1-866-233-2079 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

       You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                 Please detach at perforation before mailing.

Columbia Management.                                                     PROXY

                        COLUMBIA MUNICIPAL INCOME FUND
                    A SERIES OF COLUMBIA FUNDS SERIES TRUST
         SPECIAL MEETING OF SHAREHOLDERS to be held September 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter Fariel and Jeffrey Coleman, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, regardless of the number of shares you own. Please see the enclosed prospectus/proxy statement and other materials for instructions on how to vote easily and quickly.

               VOTE VIA THE INTERNET:
               https://vote.proxy-direct.com
               VOTE VIA THE TELEPHONE: 1-866-241-6192


               -------------------------------

               Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


               -------------------------------
               Shareholder sign here


               -------------------------------
               Co-owner sign here


               -------------------------------
               Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!

                 Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
1. To approve an Agreement and Plan of Reorganization       [ ]   [ ]     [ ]
   providing for (i) the sale of all of the assets of the Columbia Municipal Income Fund (the "Acquired Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Tax-Exempt Fund (the
   "Acquiring Fund"), a series of Columbia Funds Series
   Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW.


-------------------------------


-------------------------------                                      TEX_16396B

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

       Vote by Internet:

        .   Read the proxy statement and have your proxy card available.

        . Go to https://vote.proxy-direct.com and follow the on screen directions.

       Vote by Telephone:

        .   Read the proxy statement and have your proxy card available.

        .   When you are ready to vote, call toll free 1-866-241-6192.

        .   Follow the recorded instructions provided to cast your vote.

       Vote by Fax:

        .   Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

       If you have any questions or concerns, please call 1-866-233-2079 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

       You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                 Please detach at perforation before mailing.

Columbia Management.                                                      PROXY

               COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                    A SERIES OF COLUMBIA FUNDS SERIES TRUST
         SPECIAL MEETING OF SHAREHOLDERS to be held September 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter Fariel and Jeffrey Coleman, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, regardless of the number of shares you own. Please see the enclosed prospectus/proxy statement and other materials for instructions on how to vote easily and quickly.

             VOTE VIA THE INTERNET: https://vote.proxy-direct.com
             VOTE VIA THE TELEPHONE: 1-866-241-6192


             -------------------------------

             Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


             -------------------------------
             Shareholder sign here


             -------------------------------
             Co-owner sign here


             -------------------------------
             Date                                       IMB_16397A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!

                 Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
1.  To approve an Agreement and Plan of Reorganization      [ ]   [ ]     [ ]
    providing for (i) the sale of all of the assets of the Columbia Florida Intermediate Fund (the "Acquired
    Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia
    Intermediate Municipal Bond Fund (the "Acquiring
    Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and
    (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]


-------------------------------

-------------------------------                                    IMB_16397A

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

       Vote by Internet:

        .   Read the proxy statement and have your proxy card available.

        . Go to https://vote.proxy-direct.com and follow the on screen directions.

       Vote by Telephone:

        .   Read the proxy statement and have your proxy card available.

        .   When you are ready to vote, call toll free 1-866-241-6192.

        .   Follow the recorded instructions provided to cast your vote.

       Vote by Fax:

        .   Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

       If you have any questions or concerns, please call 1-866-233-2079 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

       You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                 Please detach at perforation before mailing.

Columbia Management.                                                     PROXY

                COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND
                    A SERIES OF COLUMBIA FUNDS SERIES TRUST
         SPECIAL MEETING OF SHAREHOLDERS to be held September 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter Fariel and Jeffrey Coleman, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, regardless of the number of shares you own. Please see the enclosed prospectus/proxy statement and other materials for instructions on how to vote easily and quickly.

             VOTE VIA THE INTERNET: https://vote.proxy-direct.com
             VOTE VIA THE TELEPHONE: 1-866-241-6192


             -------------------------------

             Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


             -------------------------------
             Shareholder sign here


             -------------------------------
             Co-owner sign here


             -------------------------------
             Date                                       IMB_16397B

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!

                 Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
1.  To approve an Agreement and Plan of Reorganization      [ ]   [ ]     [ ]
    providing for (i) the sale of all of the assets of the Columbia Texas Intermediate Fund (the "Acquired Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Intermediate Municipal
    Bond Fund (the "Acquiring Fund"), a series of Columbia
    Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]


-------------------------------

-------------------------------                                     IMB_16397B

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

       Vote by Internet:

        .   Read the proxy statement and have your proxy card available.

        . Go to https://vote.proxy-direct.com and follow the on screen directions.

       Vote by Telephone:

        .   Read the proxy statement and have your proxy card available.

        .   When you are ready to vote, call toll free 1-866-241-6192.

        .   Follow the recorded instructions provided to cast your vote.

       Vote by Fax:

        .   Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

       If you have any questions or concerns, please call 1-866-233-2079 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

       You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                 Please detach at perforation before mailing.

Columbia Management.                                                      PROXY

                     COLUMBIA INTERMEDIATE CORE BOND FUND
                    A SERIES OF COLUMBIA FUNDS SERIES TRUST
         SPECIAL MEETING OF SHAREHOLDERS to be held September 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter Fariel and Jeffrey Coleman, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, regardless of the number of shares you own. Please see the enclosed prospectus/proxy statement and other materials for instructions on how to vote easily and quickly.

              VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192


              -------------------------------

              Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


              -------------------------------
              Shareholder sign here


              -------------------------------
              Co-owner sign here


              -------------------------------
              Date                                       ICB_16398

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!

                 Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
 1. To approve an Agreement and Plan of Reorganization      [ ]   [ ]     [ ]
    providing for (i) the sale of all of the assets of the Columbia Intermediate Core Bond Fund (the "Acquired
    Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Core
    Bond Fund (the "Acquiring Fund"), a series of Columbia
    Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

 2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]


-------------------------------

-------------------------------                                      ICB_16398